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HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF MINERA ANDES INC. June 30, 2011 (Unaudited—stated in thousands of United States dollars)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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US GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY COPY

US GOLD CORPORATION
Suite 4750, Brookfield Place
Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada M5J 2T3

[    •    ], 2011

Dear US Gold Shareholder,

        You are cordially invited to attend a special meeting of shareholders, which we refer to as the Meeting, of US Gold Corporation, which we refer to as US Gold, or the Company, to be held at [    •    ] in Toronto, Canada at [    •    ], local time, on [    •    ], 2011.

        At the Meeting, US Gold shareholders will be asked to vote on matters necessary to enable US Gold to acquire Minera Andes Inc., which we refer to as Minera Andes, in a merger of equals transaction. We refer to the contemplated combination with Minera Andes as the Arrangement. US Gold's board of directors, which we refer to as the Board, believes that the combination with Minera Andes is in the best interests of US Gold and its shareholders because the combined company will have a stronger combined cash position and balance sheet, sources of revenue, active mining operations, enhanced trading liquidity, a significant growth profile, industry leading costs, an expanded exploration program and additional technical expertise. The accompanying proxy statement and the documents and information incorporated by reference in the proxy statement contain detailed information about and other important information concerning the Arrangement.

        The Arrangement would be undertaken pursuant to an arrangement agreement, dated September 22, 2011, which we refer to as the Arrangement Agreement, by and among US Gold, McEwen Mining—Minera Andes Acquisition Corp., a wholly-owned subsidiary of US Gold, which we refer to as Canadian Exchange Co., and Minera Andes, pursuant to which US Gold, through Canadian Exchange Co., will acquire all issued and outstanding common shares of Minera Andes in exchange for exchangeable shares of Canadian Exchange Co., at an exchange ratio of 0.45 of an exchangeable share of Canadian Exchange Co. for each outstanding common share of Minera Andes.

        Holders of exchangeable shares of Canadian Exchange Co. will have substantially similar voting and economic rights as holders of US Gold common stock. The exchangeable shares issued by Canadian Exchange Co. in the Arrangement will be exchangeable on a one-for-one basis for shares of US Gold common stock at any time at the option of the holder. We are effecting the Arrangement with exchangeable shares of Canadian Exchange Co. instead of shares of US Gold because such exchangeable shares may provide a more favorable Canadian tax treatment to Minera Andes' Canadian shareholders.

        At the Meeting, US Gold shareholders will be asked to:

    Proposal 1—approve an amendment to US Gold's Amended and Restated Articles of Incorporation (the "US Gold Articles of Incorporation") to create a new class of US Gold stock comprised of one share of preferred stock, designated as Series B Special Voting Preferred Stock, no par value, to be issued in connection with the Arrangement and for the purposes further described in the proxy statement;

    Proposal 2—approve an amendment to the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares;

    Proposal 3—approve the issuance of exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes options, in connection with the Arrangement;

    Proposal 4—approve an amendment to the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc., which will be filed after completion of the Arrangement;

    Proposal 5—approve the amendment and restatement of the US Gold Equity Incentive Plan as described in more detail in the accompanying proxy statement; and

    Proposal 6—approve the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of Proposals 1 through 5.

        You may cast separate votes on each proposal.

        The Board recommends that all US Gold shareholders vote "FOR" each of the proposals. If Proposals 1, 2 or 3 (collectively, the "Arrangement Proposals") do not receive the requisite shareholder approval, US Gold would be prevented from completing the Arrangement as currently contemplated.

        The Board, based in part on the unanimous recommendation of the special committee of independent directors of the Board (the "Special Committee") created to consider the Arrangement, approved the Arrangement, the issuance of the exchangeable shares of Canadian Exchange Co., the issuance of the US Gold shares of common stock issuable upon exchange of the exchangeable shares of Canadian Exchange Co. and exercise of Minera Andes options, and the issuance of one share of preferred stock designated as Series B Special Voting Preferred Stock of US Gold, which we refer to as the Series B Special Voting Preferred Stock, in connection with the Arrangement, and believes that the Arrangement is advisable, fair to you and in your best interests.

        The Board hopes that you will attend the Meeting. Whether or not you plan to attend the Meeting, however, please sign, date and return the accompanying proxy card in the enclosed, postage paid, pre-addressed envelope, or otherwise return your proxy in a manner described in the accompanying proxy card, as soon as possible. Your vote is important, regardless of the number of shares you own, so please return your proxy card TODAY.

Sincerely,
DR. LEANNE M. BAKER Director and Chair of the Special Committee

        Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved of the transactions described in the accompanying proxy statement or the shares of US Gold common stock and exchangeable shares of Canadian Exchange Co. to be issued in connection with such transactions or passed upon the adequacy or accuracy of the accompanying proxy statement. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement and form of proxy are first being sent to the shareholders of US Gold on or about [    •    ], 2011.

ADDITIONAL INFORMATION

        The accompanying document is the proxy statement of US Gold for the Meeting. The accompanying proxy statement incorporates important business and financial information about US Gold from documents that are not included in or delivered with the accompanying proxy statement. This information is available to you without charge upon your request. You can obtain documents incorporated by reference into the accompanying proxy statement by requesting them in writing or by telephone from US Gold at the following address and telephone number:

US GOLD CORPORATION
Attn: Corporate Secretary
Suite 4750, Brookfield Place
Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada M5J 2T3
Telephone: (866) 441-0690

        In addition, if you have questions about the Arrangement, the Meeting or the other matters described in the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need to obtain proxy cards or other information related to the proxy solicitation, please contact [    •    ] (the "Solicitor"), the proxy solicitor for US Gold, toll-free at [    •    ]. You will not be charged for any of these documents that you request.

If you would like to request documents, please do so by [    •    ], 2011 in order to receive them before the Meeting.

        See "Where You Can Find More Information" beginning on page [    •    ] of the accompanying proxy statement for further information.

PRELIMINARY COPY

US GOLD CORPORATION
Suite 4750, Brookfield Place
Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada M5J 2T3

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

        Notice is hereby given of a special meeting, which we refer to as the Meeting, of shareholders of US Gold Corporation, a Colorado corporation, which we refer to as US Gold, or the Company, to be held at [    •    ] in Toronto, Canada at [    •    ], local time, on [    •    ], 2011 (the "Meeting").

        At the Meeting, US Gold shareholders will be asked to vote on, among other things, matters necessary to enable US Gold to acquire Minera Andes Inc., which we refer to as Minera Andes, in a merger of equals transaction. We refer to the contemplated combination with Minera Andes as the Arrangement.

        At the Meeting, US Gold shareholders will be asked to:

    Proposal 1—approve an amendment to US Gold's Amended and Restated Articles of Incorporation (the "US Gold Articles of Incorporation") to create a new class of US Gold stock comprised of one share of preferred stock, designated as Series B Special Voting Preferred Stock, no par value, to be issued in connection with the Arrangement and for the purposes further described in the proxy statement;

    Proposal 2—approve an amendment to the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares;

    Proposal 3—approve the issuance of exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes options, in connection with the Arrangement;

    Proposal 4—approve an amendment to the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc., which will be filed after completion of the Arrangement;

    Proposal 5—approve the amendment and restatement of the US Gold Equity Incentive Plan as described in more detail in the accompanying proxy statement; and

    Proposal 6—approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve and adopt any of Proposals 1 through 5.

        If approved, Proposals 1, 2, 5 and 6 shall be effective regardless of the outcome of the other proposals. Proposal 3 shall be effective only if Proposals 1 and 2 are also approved. Proposal 4 shall be effective only if Proposals 1, 2 and 3 are also approved and the Arrangement is completed.

        The Arrangement involves risks that are described in the accompanying proxy statement under the heading "Risk Factors," beginning on page 31. You should read and carefully consider such risk factors before you vote for or grant your proxy as requested herein and in the proxy.

        The holders of record of US Gold's common stock, the holder of the Series A Special Voting Preferred Stock (the "Series A Preferred Share"), and the holders of the 2007 Exchangeable Shares, as defined and described more fully below, as of [    •    ], 2011 are entitled to notice of, and to vote at, the Meeting. The holder of the Series A Preferred Share holds the share as trustee (the "Trustee") for the holders of exchangeable shares (the "2007 Exchangeable Shares") of our subsidiary, US Gold Canadian Acquisition Corporation ("2007 Acquisition Co.") as set forth in the Voting and Exchange Trust Agreement among US Gold, 2007 Acquisition Co. and Computershare Trust Company of Canada dated March 22, 2007. Each share of common stock is entitled to one vote. The Series A Preferred Share is entitled to 3,279,106 votes based on the number of 2007 Exchangeable Shares outstanding as of the record date, [    •    ], 2011, that are not held by US Gold or any of its subsidiaries. The Trustee shall deliver notice of the Meeting and related information to the holders of the 2007 Exchangeable Shares and the holders of the 2007 Exchangeable Shares are entitled to direct the Trustee to cast one vote for each 2007 Exchangeable Share held as of the record date. The holders of US Gold common stock and the holders of the 2007 Exchangeable Shares, through the Trustee, vote together as a single class.

        The Board, based in part on the unanimous recommendation of the Special Committee, recommends that all US Gold shareholders and holders of the 2007 Exchangeable Shares vote "FOR" each of the proposals.

        Whether or not you plan to attend the Meeting please sign, date and return the accompanying proxy card in the enclosed, postage paid, pre-addressed envelope, or otherwise return your proxy in a manner described in the accompanying proxy card, as soon as possible. Your vote is important, regardless of the number of shares you own, so please return your proxy card TODAY.

By Order of the Board of Directors,
DR. LEANNE M. BAKER Director and Chair of the Special Committee
Toronto, Ontario, Canada [•], 2011

        If you have any questions concerning the Arrangement, the Meeting or the other matters described in the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of US Gold, please contact US Gold's proxy solicitor:

[    •    ]

ii

iii

REPORTING CURRENCIES AND FINANCIAL PRINCIPLES

        All references to "$" or "dollars" in this document refer to United States dollars, unless otherwise indicated. All financial information contained in this proxy statement is reported in U.S. dollars unless otherwise noted. We abbreviate Canadian dollars as Cdn$.

        US Gold's financial statements are prepared in accordance with US generally accepted accounting principles (US GAAP). Minera Andes' consolidated financial statements and the notes thereto have been prepared in accordance with Canadian generally accepted account principles (Canadian GAAP) for the fiscal years ended December 31, 2010, 2009 and 2008 and International Financial Reporting Standards (IFRS) for the six months ended June 30, 2011, and will be prepared in accordance with IFRS for the fiscal year ending December 31, 2011. In connection with Minera Andes' transition to IFRS in 2011, Minera Andes has and will continue to report its 2010 financial data in accordance with IFRS during the 2011 fiscal year. All reconciliations of IFRS or Canadian GAAP information to US GAAP are based on information taken directly from Minera Andes' public reports and filings or from information provided to us by Minera Andes.

IMPORTANT NOTES

        In deciding how to vote on the proposals described in this proxy statement, US Gold shareholders and the holders of the 2007 Exchangeable Shares should rely only on the information contained in, or incorporated by reference into, this proxy statement. US Gold has not authorized any person to provide US Gold shareholders and the holders of the 2007 Exchangeable Shares with any information that is different from such information. If you are in a jurisdiction where the solicitations of proxies are unlawful, or if you are a person to whom it is unlawful to direct solicitations, then the solicitation presented in this proxy statement does not extend to you. The information contained in or incorporated by reference into this proxy statement speaks only as of the date of this proxy statement, unless otherwise specified.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

        Some of the information included in this proxy statement and certain other documents filed or to be filed with the SEC by US Gold (as well as information included in other statements made by US Gold or its representatives, and information about Minera Andes or its business), may contain forward-looking statements that are intended to be covered by the safe harbor provided in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts, often will be phrased in the future-tense, and may include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan" or other words or expressions of similar meaning. Forward-looking statements that relate to US Gold or its business are based on US Gold's current beliefs and expectations about future events, and include statements that reflect US Gold's management's beliefs, plans, objectives, goals, expectations, anticipations and intentions with respect to the Arrangement and US Gold's financial condition, results of operations, future performance and business, including statements relating to US Gold's business strategy and US Gold's current and future development plans.

        Uncertainties that could affect the accuracy of forward-looking statements, besides the specific risk factors regarding the Arrangement identified in "Risk Factors" beginning on page 31, include:

  •
  changes in gold, silver, copper and base metal prices;

  •
  the ability to increase production of silver in future years;

  •
  decisions of the operator of the San José Mine;

  •
  the interpretation of drill hole results and the geology, grade and continuity of mineralization;

  •
  the results of pending and future feasibility studies;

  •
  the uncertainty of resource and reserve estimates and timing of development expenditures;

  •
  the availability of capital to fund US Gold's or Minera Andes' exploration program;

  •
  changes in the political and regulatory environment in Argentina;

  •
  change in interest rates and economic conditions;

  •
  access and availability of materials, equipment, supplies, labor and supervision, power and water;

  •
  results of current and future exploration activities;

  •
  any adverse court decisions in respect of the Los Azules litigation; and

  •
  local and community impacts and issues.

        Although US Gold believes that the expectations reflected in its forward-looking statements are reasonable, any or all of the forward-looking statements contained in this proxy statement or in US Gold's public reports and securities filings may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors relating to the Arrangement described in this proxy statement, some of which are beyond US Gold's control, will be important in determining US Gold's future performance if any of the businesses or assets of US Gold or Minera Andes are combined. Consequently, actual results may differ materially from those predicted in or that might be anticipated from forward-looking statements. Therefore, US Gold shareholders and the holders of the 2007 Exchangeable Shares should not regard such forward-looking statements as a representation that the predictions or expectations reflected in the forward-looking statements will be achieved, and should not place undue reliance on such forward-looking statements.

        US Gold undertakes no obligation to publicly update or revise any information in this proxy statement, whether as a result of new information, future events or otherwise, other than to reflect a material change in the information previously disclosed, as required by applicable law. US Gold shareholders and the holders of the 2007 Exchangeable Shares should review US Gold's subsequent reports filed from time to time with the SEC on Forms 10-K, 10-Q and 8-K, and any amendments thereto. As noted in "Incorporation of Certain Documents by Reference" beginning on page 192, several such reports are incorporated by reference into this proxy statement.

CAUTIONARY NOTE TO U.S. INVESTORS—INFORMATION CONCERNING PREPARATION OF
RESOURCE AND RESERVE ESTIMATES

        US Gold and Minera Andes are required to prepare reports under the Canadian Securities Administrators' National Instrument 43-101 "Standards of Disclosure for Mineral Projects" ("NI 43-101") under the Canadian securities laws because shares of US Gold and Minera Andes are listed on the TSX and subject to Canadian securities laws. These standards are different from the standards generally permitted in reports filed with the SEC.

        The terms "mineral reserve", "proven mineral reserve" and "probable mineral reserve" used in this proxy statement are Canadian mining terms defined in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum (the "CIM") in the CIM Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as the same may be amended from time to time by the CIM. These definitions differ from the definitions of those terms in Industry Guide 7 ("Guide 7") promulgated by the U.S. Securities and Exchange Commission (the "SEC"). Under U.S. standards, mineralization may not be classified as a "reserve" unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under Guide 7 standards, a "Final" or "Bankable" feasibility study is required to report reserves, the three-year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. One consequence of these differences is that "reserves"

calculated in accordance with Canadian standards may not be "reserves" under the Guide 7 standards. U.S. investors should be aware that US Gold's properties and certain properties of Minera Andes do not have "reserves" as defined by Guide 7 and are cautioned not to assume that any part or all of the disclosed mineralized material will ever be confirmed or converted into Guide 7 compliant "reserves".

        Under NI 43-101, US Gold and Minera Andes each report measured, indicated and inferred resources, which are measurements that are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. It cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, U.S. investors are also cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.

        Canadian regulations permit the disclosure of resources in terms of "contained ounces" provided that the tones and grade for each resource are also disclosed; however, the SEC only permits issuers to report "mineralized material" in tonnage and average grade without reference to contained ounces. Under U.S. regulations, the tonnage and average grade described herein would be characterized as mineralized material. US Gold provides such disclosure about its exploration properties in the documents it has incorporated by reference into this proxy statement and about Minera Andes mineral properties in the section entitled "Information About Minera Andes" beginning on page 113 to allow a means of comparing our projects to those of other companies in the mining industry, many of which are Canadian and report pursuant to NI 43-101, and to comply with applicable disclosure requirements.

        We also note that drilling results are not indicative of mineralized material in other areas where we or Minera Andes have mining interests. Furthermore, mineralized material identified on our or Minera Andes' properties does not and may never have demonstrated economic or legal viability.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE TRANSACTIONS

        The following are some questions that you, as a shareholder of US Gold or a holder of the 2007 Exchangeable Shares, may have regarding the Arrangement and the Meeting, and brief answers to those questions. You are urged to read carefully this proxy statement, the annexes to this proxy statement, which are incorporated by reference into this proxy statement, and the other documents incorporated by reference in this proxy statement in their entirety because this section may not provide all of the information that is important to you with respect to the Arrangement and the Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:    Why am I receiving this document?

A:
US Gold is holding the Meeting in order to, among other things, obtain shareholder approval to (i) issue the exchangeable shares of Canadian Exchange Co., which we sometimes refer to throughout this proxy statement as the exchangeable shares, and the shares of US Gold common stock issuable upon exchange of the exchangeable shares and the exercise of Minera Andes options in connection with the Arrangement, which we refer to collectively as the Stock Issuance, (ii) amend the US Gold Articles of Incorporation, and (iii) amend and restate the US Gold Equity Incentive Plan.

  You are receiving this proxy statement and the enclosed proxy card because you are a holder of US Gold common stock or a holder of the 2007 Exchangeable Shares as of the record date and you are entitled to notice of and to vote your shares at the Meeting.

Q:    What is the effect of the Arrangement?

A:
If the Arrangement is completed, US Gold will acquire, through Canadian Exchange Co., all of the issued and outstanding common shares of Minera Andes and Minera Andes will thereby become a wholly-owned indirect subsidiary of US Gold. In the Arrangement, each holder of Minera Andes common shares will receive 0.45 of an exchangeable share of Canadian Exchange Co. for each outstanding common share of Minera Andes held.

Q:    What matters will be considered at the Meeting?

A:
At the Meeting, US Gold shareholders and the holders of the 2007 Exchangeable Shares will be asked to:

•
approve an amendment to the US Gold Articles of Incorporation to create a new class of US Gold stock comprised of one share of preferred stock, designated as Series B Special Voting Preferred Stock, no par value, to be issued in connection with the Arrangement and for the purposes further described in this proxy statement;

•
approve an amendment to the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares;

•
approve the issuance of exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes options, in connection with the Arrangement;

•
approve an amendment to the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc., which will be filed after completion of the Arrangement;

•
approve the amendment and restatement of the US Gold Equity Incentive Plan as described in more detail elsewhere in this proxy statement;

  •
  approve the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of above proposals; and

  •
  transact such other business as may properly come before the Meeting.

  Shareholder approval of the Arrangement Proposals, the first three bullet points above, is a condition to the obligations of US Gold and Minera Andes to complete the Arrangement.

Q:    When and where is the Meeting?

A:
The Meeting will be held on [    •    ], 2011 at [    •    ], local time, at [    •    ] in Toronto, Canada.

Q:    When do you expect the Arrangement to be completed?

A:
It is currently anticipated that the Arrangement, if approved, will be completed in late 2011.

Q:    Is completion of the Arrangement subject to any other conditions?

A:
Yes. In addition to the approval of the Arrangement Proposals by US Gold shareholders and the holders of the 2007 Exchangeable Shares, completion of the Arrangement requires approval by Minera Andes shareholders, approval by the Court of Queen's Bench of Alberta, which is sometimes referred to in this proxy statement as the Court, and the satisfaction or waiver of the other conditions specified in the Arrangement Agreement.

Q:    Are there risks I should consider in deciding whether to vote for the proposals?

A:
Yes. A number of risk factors that you should consider in connection with the proposals, the Arrangement and related transactions are described in the section of this proxy statement entitled "Risk Factors" beginning on page 31.

Q:    Does the Arrangement require the approval of Minera Andes shareholders and are any Minera Andes shareholders already committed to vote in favor of the Arrangement?

A:
Yes. The Arrangement must be approved by Minera Andes shareholders at a special meeting called for that purpose. Each of the directors and officers of US Gold and Minera Andes, including Robert R. McEwen, the Chairman, Chief Executive Officer and largest shareholder of each of US Gold and Minera Andes, has entered into a voting agreement to vote any common shares of US Gold and Minera Andes he or she holds in favor of the Arrangement Proposals at the Meeting and the Arrangement at the Minera Andes shareholder meeting. The voting agreement covers shares representing approximately 22% of the outstanding shares of US Gold and the 2007 Exchangeable Shares, counted together as a single class and approximately 32% of the outstanding shares of Minera Andes, assuming all officers and directors exercise all of their US Gold and Minera Andes options.

Q:    Why are exchangeable shares being offered to the shareholders of Minera Andes in connection with the Arrangement and what are exchangeable shares?

A:
The exchangeable shares are being offered to Minera Andes shareholders because such exchangeable shares may provide a more favorable Canadian tax treatment to Minera Andes' Canadian shareholders than shares of US Gold. Each exchangeable share is substantially the economic and voting equivalent of a share of US Gold common stock and is exchangeable on a one-for-one basis for a share of US Gold common stock. In addition, each holder of an exchangeable share will, through a trust agreement and Series B Special Voting Preferred Stock to be issued by US Gold, effectively have the ability to cast votes along with holders of US Gold common stock. Any exchangeable shares then outstanding will, upon the direction of Canadian Exchange Co.'s board of directors, be exchanged for shares of US Gold common stock on any date that is on or after the tenth year anniversary of the date on which exchangeable shares are first issued, subject to applicable law. Exchangeable shares may also be required to be exchanged for US Gold common stock in specified circumstances as described further in this proxy statement.

  US Gold has agreed to file a registration statement with the SEC, in order to register under the Securities Act of 1933, as amended, (the "Securities Act"), the shares of US Gold common stock to be issued upon exchange of the exchangeable shares. US Gold also agreed to use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding. For purposes of registering such stock, US Gold is preparing a registration statement on Form S-4. The effectiveness of the registration statement is a condition to the completion of the Arrangement.

  The shareholders of US Gold voting together with the holders of the 2007 Exchangeable Shares must approve the Arrangement Proposals in order for Canadian Exchange Co. to issue the exchangeable shares.

Q:    How many shares of US Gold common stock will be issued if the Arrangement is completed?

A:
No shares of US Gold common stock will be issued initially upon the consummation of the Arrangement. However, if we complete the Arrangement, we currently estimate that US Gold would issue a total of approximately 127,326,984 shares of US Gold common stock to shareholders of Minera Andes upon exchange of the exchangeable shares of Canadian Exchange Co. and 1,906,650 shares of US Gold common stock upon exercise of options to acquire Minera Andes common shares (the "Minera Andes Options"). As of the date of this proxy statement, US Gold has 136,473,613 shares of common stock issued and outstanding, options to purchase up to 4,264,260 shares of common stock, 3,279,106 shares of common stock issuable upon exchange of issued and outstanding 2007 Exchangeable Shares 1,362,638 shares reserved for issuance pursuant to the US Gold Equity Incentive Plan and 124,500 shares to be issued pursuant to a prior purchase agreement. Upon completion of the Arrangement and the approval of the amendments to US Gold's Equity Incentive Plan, there will be a total of 273,375,113 shares of common stock of US Gold outstanding or issuable pursuant to a prior purchase agreement or upon exercise or exchange of outstanding options, exchangeable shares 2007 Exchangeable Shares and an additional 1,362,638 shares reserved for issuance under the US Gold Equity Incentive Plan. However, the US Gold Articles of Incorporation currently authorize only 250,000,000 shares of common stock. Therefore, US Gold does not have adequate shares of its common stock authorized and available for issuance in the Arrangement and under the amended Equity Incentive Plan. The shareholders of US Gold and the holders of the 2007 Exchangeable Shares will need to approve Proposal 2 in order for US Gold to complete the Arrangement. See "Proposal 2—Amendment to Articles of Incorporation to Increase the Authorized Shares of Common Stock" beginning on page 46.

Q:    Why am I being asked to approve an amendment to the US Gold Articles of Incorporation to create the Series B Special Voting Preferred Stock?

A:
In connection with the Arrangement, US Gold will issue one share of Series B Special Voting Preferred Stock to a trustee in order to provide the holders of the exchangeable shares of Canadian Exchange Co. with voting rights that are correlative to holders of shares of US Gold's common stock. An amendment to the US Gold Articles of Incorporation will be required to create and authorize the Series B Special Voting Preferred Stock. If the creation of the Series B Special Voting Preferred Stock is not approved, the Arrangement will not be consummated. Therefore, the

  Arrangement cannot be completed as currently contemplated unless US Gold shareholders and the holders the 2007 Exchangeable Shares, voting together as a single class, approve Proposal 1.

Q:    What will happen to my ownership percentage and voting power in US Gold?

A:
Upon completion of the Arrangement and exchange of all the exchangeable shares of Canadian Exchange Co., we estimate that Minera Andes' former shareholders will own approximately 47% of the outstanding common stock (including the 2007 Exchangeable Shares) of the combined company on a fully diluted basis as a result of the Arrangement. While your ownership percentage in US Gold will only be reduced when the exchangeable shares are exchanged into shares of US Gold common stock, your voting and economic interest will be immediately reduced upon the issuance of the exchangeable shares of Canadian Exchange Co.

Q:    Is US Gold common stock listed on a stock exchange?

A:
Shares of US Gold common stock are currently listed on the New York Stock Exchange ("NYSE") and the Toronto Stock Exchange ("TSX"), under the symbol "UXG" and will remain listed on those stock exchanges upon completion of the Arrangement.

Q:    Will the shares of US Gold common stock issuable upon exchange of the exchangeable shares of Canadian Exchange Co. be listed on a stock exchange?

A:
It is a condition to the Arrangement that the shares of US Gold common stock issuable upon exchange of the exchangeable shares of Canadian Exchange Co. and the exercise of Minera Andes Options be approved for listing on the NYSE and the TSX. We intend to take all commercially reasonable steps to list such new shares of US Gold common stock on the NYSE and the TSX.

Q:    Are Canadian Exchange Co.'s exchangeable shares listed on a stock exchange?

A:
It is a condition to the Arrangement that the exchangeable shares be approved for listing on the TSX. We intend to take all commercially reasonable steps to list the exchangeable shares on the TSX. The exchangeable shares will not be listed on a stock exchange in the United States. The trading symbol for the exchangeable shares of Canadian Exchange Co. on the TSX will be "MAQ".

Q:    What impact will the Arrangement have on US Gold's business?

A:
We believe our business will expand as a result of the Arrangement. The Board believes that the combination with Minera Andes is in the best interests of US Gold and its shareholders because the combined company will have a stronger combined cash position and balance sheet, sources of revenue, active mining operations, enhanced trading liquidity, a significant growth profile, industry leading costs, an expanded exploration program and additional technical expertise.

Q:    What impact will the Arrangement have on the composition of the Board?

A:
Immediately following consummation of the Arrangement, at least 50% of the Board will be composed of directors recommended by Minera Andes. Pursuant to the Arrangement Agreement, the current Minera Andes board of directors is entitled to recommend to the Nominating and Corporate Governance Committee of the Board (the "Nominating Committee") nominees to fill, effective immediately following the consummation of the Arrangement, any vacancies on the Board, whether such vacancies are the result of the resignation of any member of the Board prior to the consummation of the Arrangement or an increase in the size of the Board, such that such Minera Andes designees, appointed or elected, would constitute at least 50% of the directors of the Board immediately following consummation of the Arrangement. If the Nominating Committee decides to not nominate a particular Minera Andes designee, the Minera Andes board of directors is entitled to recommend a replacement nominee.

Q:    Do US Gold's directors support the proposals and the Arrangement?

A:
The Arrangement was proposed by and has the support of Robert R. McEwen, the Chairman and Chief Executive Officer of each of US Gold and Minera Andes. Mr. McEwen is also the largest shareholder of US Gold and Minera Andes. The Board approved each of the proposals, the Arrangement and the Arrangement Agreement. The Board recommends that you vote "FOR" each of the proposals. In addition, pursuant to a voting agreement dated September 22, 2011, each of the directors and officers of US Gold and Minera Andes, including Mr. McEwen, agreed to vote all of his or her shares of US Gold and Minera Andes in favor of the Arrangement.

  When considering the recommendation of the Board with respect to the Arrangement Proposals, you should be aware that certain of our directors and executive officers may have interests in the Arrangement that may be different from, or in addition to, the interests of US Gold shareholders and the holders of the 2007 Exchangeable Shares generally. Specifically, Mr. McEwen, who serves as our Chairman and Chief Executive Officer and is our largest shareholder, is also the Chairman and Chief Executive Officer and largest shareholder of Minera Andes. For a more detailed description of these interests, see "Interests of Certain Persons in Matters to be Acted Upon" on page 177.

Q:    Am I entitled to vote on the Arrangement?

A:
Not directly. However, although we are not asking for your vote directly on the Arrangement, we are asking you to vote to approve the Arrangement Proposals. If any of the Arrangement Proposals do not receive the requisite shareholder approval, US Gold would be prevented from completing the Arrangement as currently contemplated.

Q:    What is McEwen Mining Inc.?

A:
If the Arrangement is completed and US Gold shareholders approve Proposal 4, US Gold will change its name to McEwen Mining Inc. In connection with the change of the name of US Gold to McEwen Mining Inc., the trading symbol for US Gold common stock on the NYSE and TSX will be changed from "UXG" to "MUX".

Q:    How will the Amended and Restated US Gold Equity Incentive Plan change the current US Gold Equity Incentive Plan?

A:
The Amended and Restated US Gold Equity Incentive Plan is attached as Annex H to this proxy statement. The purpose of amending and restating the US Gold Equity Incentive Plan is to advance the interests of US Gold and its shareholders by affording key persons, upon whose judgment, initiative and efforts we may rely for the successful conduct of our business, an opportunity to invest in our company and the incentives inherent in stock ownership. On October 4, 2011, the Board approved the amendment and restatement of the US Gold Equity Plan to:

(1)
increase the number of shares reserved for issuance under the US Gold Equity Plan to 13.5 million;

(2)
prohibit option repricing without shareholder approval;

(3)
provide that options will count against the authorized share limit differently than restricted stock awards and other full value awards (a so-called "fungible share pool");

  (4)
  prohibit net share counting of awards; and

  (5)
  provide for termination of the Plan on October 4, 2021.

Q:    What percentage of the outstanding shares of US Gold do directors and executive officers hold?

A:
As of October 4, 2011, directors and executive officers of US Gold and their affiliates beneficially owned approximately 22% of the issued and outstanding shares of common stock of US Gold and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote at the Meeting, assuming our officers and directors exercise all of their options. Upon completion of the Arrangement, If Mr. McEwen exercises all of his outstanding options to purchase shares of Minera Andes and of US Gold common stock, we expect that Mr. McEwen will own approximately 68,293,241 shares of US Gold common stock and exchangeable shares or approximately 25% of the outstanding shares of US Gold common stock, exchangeable shares and 2007 Exchangeable Shares, counted together as a single class.

Q:    Who is entitled to attend and vote at the Meeting?

A:
Any holder of record of US Gold common stock or 2007 Exchangeable Shares, at the close of business on [    •    ], the record date, is entitled to attend and vote at the Meeting. On the record date, there were [    •    ] shares of our common stock and [    •    ] shares of 2007 Exchangeable Shares outstanding and entitled to vote together as a single class on the proposals.

Q:    What will constitute a quorum at the Meeting?

A:
In order to carry on the business of the Meeting, we must have a quorum. Holders of one-third of our common stock issued, outstanding and entitled to vote on the record date, must be present at the Meeting, either in person or by proxy, to establish a quorum. For purposes of establishing a quorum at the Meeting, all issued and outstanding shares of 2007 Exchangeable Shares that are not held by US Gold or any of its subsidiaries shall be treated as common stock of US Gold. Proxies that we receive that are marked "abstain" will be considered as present at the Meeting for purposes of establishing a quorum. Broker non-votes will also be considered as present for purposes of establishing a quorum.

Q:    What vote is required to approve the proposals?

A:
Assuming the presence of a quorum, the following vote is required for each proposal:

•
The approval of Proposal 1 (proposal to amend the US Gold Articles of Incorporation to create a new class of US Gold stock comprised of one share of Series B Special Voting Preferred Stock) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

•
The approval of Proposal 2 (proposal to amend the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

•
The approval of Proposal 3 (proposal to issue exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes Options, in connection with the Arrangement) requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

    Furthermore, pursuant to Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions of the applicable Canadian securities regulators ("MI 61-101") approval of Proposal 3 also requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class, excluding shares of US Gold common stock and 2007 Exchangeable Shares held by persons whose votes may not be included in determining minority approval pursuant to MI 61-101, including Robert R. McEwen, Chairman and Chief Executive Officer of US Gold and Minera Andes, Perry Ing, an officer of US Gold and Minera Andes, Ian Ball, an officer of US Gold who holds common shares of Minera Andes, Stefan Spears, an officer of US Gold who holds common shares of Minera Andes, and Allan Marter, a director of Minera Andes.

  •
  The approval of Proposal 4 (proposal to amend the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc. after completion of the Arrangement) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

  •
  The approval of Proposal 5 (proposal to amend and restate the US Gold Equity Incentive Plan) requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

  •
  The approval of Proposal 6 (proposal to adjourn or postpone the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of Proposals 1 through 5) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

Q:    Do I need to attend the Meeting in person?

A:
No. It is not necessary for you to attend the Meeting to vote your shares, although we invite you to attend.

Q:    How do I cast my vote?

A:
If you are a holder of record of US Gold common stock, you can vote in any one of the following ways:

•
by signing and returning the proxy card in the enclosed postage pre-paid envelope;

•
on the Internet or by telephone by following the instructions on the enclosed proxy card; or

•
by attending the Meeting and voting in person.

  If your stock is held in the name of a broker, bank or nominee (an "Intermediary"), you must present a proxy from the Intermediary in order to verify that the Intermediary has not voted your shares on your behalf.

  Shares of US Gold common stock represented by properly executed proxies received before the Meeting will be voted at the Meeting in the manner specified on the proxies and if no instructions are specified, proxies will be voted "FOR" each of the proposals presented at the Meeting.

  If you are a holder of record of 2007 Exchangeable Shares, you can vote your 2007 Exchangeable Shares in any one of the two following ways:

  •
  by signing and returning the enclosed voting instruction form to the Trustee. This form permits you to instruct the Trustee to vote at the Meeting. The Trustee must receive your voting instruction by 5:00 p.m. ([    •    ] time) on [    •    ], 2011 at the address indicated on the voting instruction form. This will give the Trustee time to tabulate the voting instructions and vote on your behalf; or

  •
  by attending the Meeting and voting in person, if you instruct the Trustee (by following the procedures set forth in the enclosed voting instruction form) to give you or your designee a proxy to exercise the voting rights personally at the Meeting. You may also instruct the Trustee to give a proxy to a designated representative of US Gold to exercise such voting rights.

  Only holders of the 2007 Exchangeable Shares whose names appear on the records of 2007 Acquisition Co. as the registered holders of the 2007 Exchangeable Shares as of the record date are entitled to instruct the Trustee as to how to exercise voting rights in respect of their 2007 Exchangeable Shares at the Meeting. If on the record date your 2007 Exchangeable Shares were held, not in your name, but rather in an account at an Intermediary, then these proxy materials are being forwarded to you by that organization. The Intermediary holding your account is considered to be the shareholder of record for purposes of instructing the Trustee as to how to vote your 2007 Exchangeable Shares. As a beneficial owner, you have the right to direct the Intermediary regarding how to instruct the Trustee as to how to vote your 2007 Exchangeable Shares.

Q:    How many votes do I have?

A:
Each holder of US Gold common stock is entitled to one vote for each share of US Gold common stock held as of the close of business on the record date. Each holder of 2007 Exchangeable Shares is entitled to one vote for each such exchangeable share held as of the close of business on the record date.

Q:    May I change my vote or revoke my proxy after I have mailed my signed proxy card?

A:
You may revoke your proxy and/or change your vote at any time before your shares are voted at the Meeting.

  If you are a holder of record of US Gold, you can do this by:

  •
  sending a written notice stating that you revoke your proxy to US Gold at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3, Attn: Corporate Secretary, as long as the notice bears a date subsequent to the date of the proxy and is received no later than two business days prior to the Meeting and states that you revoke your proxy;

  •
  submitting a valid, later-dated proxy by mail, telephone or through the Internet that is received prior to the Meeting; or

  •
  attending the Meeting and voting by ballot in person. Your attendance at the Meeting will not, by itself, revoke any proxy that you have previously given. You must notify a representative of US Gold at the Meeting of your desire to revoke your proxy and vote in person.

  If you are a holder of record of 2007 Exchangeable Shares, you can revoke your voting instructions and/or change your vote by:

  •
  sending a written notice to the Trustee instructing the Trustee to revoke your voting instructions and to not vote your 2007 Exchangeable Shares, as long as the notice bears a date subsequent to the date of the voting instructions and is received no later than 5:00 p.m. ([    •    ] time) on [    •    ], 2011 at the address indicated on the voting instruction form; or

  •
  submitting a valid, later-dated signed voting instruction form to the Trustee at the address indicated on the voting instruction form by 5:00 p.m. ([    •    ] time) on [    •    ], 2011.

  If you have instructed an Intermediary to vote your shares, you must follow directions received from the Intermediary to change those instructions.

Q:    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker will vote your shares only if you provide your broker with instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker. If you fail to instruct your broker on any of the proposals to be considered at the Meeting, your shares will not be voted with respect to such matter but your shares will be considered as present for the purpose of establishing quorum. If you don't instruct your broker on how to vote for Proposal 3 and 5, the resulting "broker non-vote" will have a negative impact on the passage of Proposal 3 and 5.

Q:    Who is soliciting this proxy?

A:
The Board is soliciting this proxy and US Gold will bear the cost of the solicitation. US Gold has also engaged the Solicitor to assist in the solicitation of proxies for the Meeting and provide related advice and informational support for a services fee of approximately $[    •    ], plus the reimbursement of reasonable out-of-pocket expenses. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of US Gold common stock and the 2007 Exchangeable Shares held of record by those owners. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service. In addition to the use of mail, our directors, officers and employees, without additional compensation, may solicit proxies by personal interview, telephone, electronic mail or otherwise.

Q:    Where can I find the voting results of the Meeting?

A:
The preliminary voting results are expected to be announced at the Meeting. US Gold will report the final voting results, or the preliminary voting results if the final voting results are unavailable,

  in a Current Report on Form 8-K to be filed with the SEC and the Canadian Securities Administrators within four business days following the Meeting.

Q:    Do I have dissent or appraisal rights?

A:
No. Holders of US Gold common stock do not have dissent or appraisal rights under Colorado law in connection with any of the matters to be acted on at the Meeting.

Q:    What do I do if I receive more than one proxy or set of voting instructions?

A:
If you receive more than one proxy and/or set of voting instructions relating to the Meeting, which means you own shares in more than one account or you are a holder of our common stock and a holder of 2007 Exchangeable Shares, each proxy or set of voting instructions should be voted, completed and/or returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q:    What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the attached annexes, please submit your proxy in accordance with the instructions set forth in the enclosed proxy card as soon as possible so that your shares will be represented at the Meeting.

Q:    Whom do I contact if I have questions about the Meeting?

A:
You may contact our information agent at:

[    •    ]

or us at:

US Gold Corporation
Suite 4750, Brookfield Place
Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada M5J 2T3
Telephone: (866) 441-0690
Attention: Investor Relations

SUMMARY

        This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents referred to or incorporated by reference in this proxy statement in order to fully understand the Arrangement Agreement, the Arrangement and the other matters to be considered and voted upon at the Meeting. See "Where You Can Find Additional Information" beginning on page 192 of this proxy statement.

Information about US Gold (see page 57)	US Gold is a precious metals exploration stage company engaged in the business of acquiring, exploring, and developing mineral properties in the U.S. and Mexico. US Gold was organized under the laws of the State of Colorado on July 24, 1979. US Gold holds interests in approximately 1,525 square miles of mineral concessions in west central Mexico and also holds interests in approximately 254 square miles in Nevada, United States.

US Gold's common stock is listed on the TSX and the NYSE under the symbol "UXG." If the Arrangement is completed and US Gold shareholders approve Proposal 4, US Gold will change its name to McEwen Mining Inc. and the trading symbol of US Gold common stock will be changed to "MUX". US Gold is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act and, as such, it files or furnishes reports and other information with the SEC from time to time. As of market close on the record date, [•], 2011, the closing price of US Gold common stock on the NYSE was $[•] and there was a total of [•] shares of US Gold Common stock outstanding.

US Gold's principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866) 441-0690. US Gold's website is www.usgold.com. Information contained on the website is not incorporated by reference into this proxy statement and you should not consider information contained on the website as part of this proxy statement.

Information about Minera Andes (see page 113)

Minera Andes is an exploration company incorporated under the Business Corporations Act (Alberta) (the "ABCA") exploring for gold, silver and copper in Argentina with three significant assets: (i) a 49% interest in Minera Santa Cruz S.A. ("MSC"), owner of the San José Mine; (ii) a 100% interest in the Los Azules copper deposit; and (iii) a portfolio of exploration properties in Deseado Massif region of Southern Argentina. The San José Mine is an operating silver-gold mine located in Santa Cruz Province, Argentina. The San José Mine is a joint venture pursuant to which title to the assets is held by MSC, an Argentinean company owned 49% by Minera Andes and 51% by Hochschild Mining (Argentina) Corporation S.A., a subsidiary of Hochschild Mining plc. (together with its affiliates and subsidiaries "Hochschild"). In the fiscal year ended December 31, 2010, the San José Mine produced 84,303 ounces of gold, at an average grade per tonne of ore processed of 6.14 grams of gold per tonne, and 5,323,842 ounces silver, at an average grade per tonne of ore processed of 397 grams of gold per tonne.

Minera Andes' common shares are listed on the TSX under the symbol "MAI" and quoted on the Over-the-Counter Bulletin Board, or OTCBB, under the symbol "MNEAF." If the Arrangement is completed, common shares of Minera Andes will cease to be traded on the TSX and the OTCBB. As of market close on the record date, [•], 2011, the closing price of Minera Andes shares on the TSX was Cdn$[•] and there was a total of [•] Minera Andes shares outstanding.

Minera Andes' principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (647) 258-0395. Minera Andes' website is www.minandes.com. Information contained on the website is not incorporated by reference into this proxy statement and you should not consider information contained on the website as part of this proxy statement.

Information about McEwen Mining—Minera Andes Acquisition Corp. (see page 59)

McEwen Mining—Minera Andes Acquisition Corp., or Canadian Exchange Co., is an indirect wholly-owned subsidiary of US Gold organized under the ABCA on September 19, 2011 for the sole purpose of the Arrangement. Canadian Exchange Co. does not and will not have operations. Canadian Exchange Co.'s principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866) 441-0690.

Information about McEwen Mining (Alberta) ULC (see page 59)

McEwen Mining (Alberta) ULC, or Callco, is a direct wholly-owned subsidiary of US Gold organized under the ABCA on September 19, 2011 for the sole purpose of the Arrangement. Callco will hold certain call rights related to the exchangeable shares and will hold the voting shares of Canadian Exchange Co. Callco does not and will not have operations. Callco's principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866)  441-0690.

The Arrangement (see page 62)

Subject to the terms and conditions of the Arrangement Agreement, US Gold will acquire, through Canadian Exchange Co., all of the issued and outstanding common shares of Minera Andes, which we sometimes refer to throughout this proxy statement as the Minera Andes shares, at a ratio of 0.45 of an exchangeable share of Canadian Exchange Co. for each outstanding Minera Andes share. All outstanding Minera Andes Options will be converted into options to acquire common stock of US Gold at a ratio of 0.45 of a share of US Gold common stock for each Minera Andes share underlying each such Minera Andes Option. The exercise price and vesting terms of the Minera Andes Options will remain unchanged. The Arrangement will be completed pursuant to a court-approved plan of arrangement, the Plan of Arrangement, under the ABCA. Upon completion of the Arrangement, Minera Andes will be an indirect wholly-owned subsidiary of US Gold and the Minera Andes shares will no longer be publicly traded. The terms and conditions of the Arrangement are set out in the Arrangement Agreement, which was entered into by US Gold, Canadian Exchange Co. and Minera Andes on September 22, 2011.

Background to the Arrangement (see page 62)

In early June 2011, Mr. McEwen, the Chairman, Chief Executive Officer and largest shareholder of US Gold and Minera Andes, advised management of each of Minera Andes and US Gold that he intended to propose to their respective boards that they consider combining Minera Andes and US Gold. The Special Committee, composed of independent directors of US Gold, was formed on June 14, 2011 to evaluate, review and negotiate the proposed transaction with Minera Andes. From June 14, 2011 through September 22, 2011, the Special Committee, with advice from independent counsel and an independent financial advisor, conducted due diligence, evaluated the proposed transaction and negotiated the Arrangement Agreement. On September 22, 2011, the Special Committee unanimously determined that the Arrangement Agreement was in the best interests of US Gold and its shareholders and recommended to the Board that US Gold enter into the Arrangement Agreement. The Board approved the Arrangement and the Arrangement Agreement on the same day.

Reasons for the Arrangement (see page 67)	The Board believes that the Arrangement is in the best interests of US Gold and its shareholders because, following completion of the Arrangement, the combined company will have:
• a stronger combined cash position and balance sheet;
• sources of revenue;
• active mining operations;
• enhanced trading liquidity;
• a significant growth profile;
• industry leading costs;
• an expanded exploration program; and
• additional technical expertise.
Effect of the Arrangement on US Gold Shareholders (see page 111)

Assuming that the Arrangement is completed and that all of the exchangeable shares issued in the Arrangement are exchanged for shares of US Gold common stock, current US Gold shareholders would hold approximately 53% and current shareholders of Minera Andes would hold approximately 47% of US Gold's outstanding common stock and the 2007 Exchangeable Shares, counted together as a single class, on a fully diluted basis. Robert R. McEwen would own approximately 25% of US Gold's outstanding common stock, the exchangeable shares and the 2007 Exchangeable Shares, counted together as a single class, assuming Mr. McEwen exercises all of his US Gold and Minera Andes options.

Recommendation of the Special Committee Regarding the Arrangement (see page 43)

Having undertaken a thorough review of, and carefully considering, the Arrangement, including consulting with independent financial and legal advisors, the Special Committee unanimously concluded that the Arrangement is fair to US Gold and its shareholders and in the best interests of US Gold. The Special Committee unanimously recommended that the Board approve the Arrangement.

Recommendation of the Board of Directors (see page 43)

The Board, based in part on the unanimous recommendation of the Special Committee, has determined that the Arrangement is in the best interests of US Gold, its shareholders and approved each of the proposals set forth in this proxy statement. The Board recommends that US Gold shareholders vote "FOR" each of the proposals set forth in this proxy statement.

Pro Forma Financial Information (see page 29)

A summary of the pro forma financial information for the Arrangement is provided on page 29 of this proxy statement and full pro forma financial information is included in Annex C to this proxy statement.

Securities to be Issued by US Gold and Canadian Exchange Co. in the Arrangement (see page 70)

Pursuant to the Arrangement, holders of Minera Andes shares will receive a number of exchangeable shares of Canadian Exchange Co. equal to the number of Minera Andes shares so exchanged multiplied by 0.45, or the exchange ratio, for a total of approximately 127,326,984 exchangeable shares which will be exchangeable at any time into the same number of shares of US Gold common stock. In addition, all outstanding Minera Andes Options will be converted into options to acquire common stock of US Gold at a ratio of 0.45 of a share of US Gold common stock for each Minera Andes share underlying each such Minera Andes Option.

US Gold has agreed to file a registration statement with the SEC in order to register, under the Securities Act, the shares of US Gold common stock to be issued upon exchange of the exchangeable shares. US Gold also agreed to use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding. For purposes of registering such stock, US Gold is preparing a registration statement on Form S-4. The effectiveness of the registration statement is a condition to the completion of the Arrangement.

US Gold has also agreed to take commercially reasonable efforts to obtain any regulatory approvals that are necessary to ensure that the shares of US Gold common stock to be issued upon the exercise of the Minera Andes Options will be freely tradable in the United States and Canada.

The Exchange Ratio (see page 70)

The exchange ratio of 0.45 was determined by negotiation between the Special Committee and the special committee of Minera Andes and announced on September 2, 2011. The exchange ratio will not be adjusted for any subsequent changes in market prices of US Gold common stock or Minera Andes shares prior to the closing of the Arrangement.

The Arrangement Agreement (see page 85)	The Arrangement Agreement is attached as Annex G to this proxy statement. We urge you to read the entire Arrangement Agreement, because it is the legal document governing the Arrangement.
The Voting Agreement (see page 177)

Each of the directors and officers of US Gold and Minera Andes, including Robert R. McEwen, the Chairman, Chief Executive Officer and largest shareholder of each of US Gold and Minera Andes, has entered into a voting agreement to vote any shares of common stock of US Gold and common shares of Minera Andes he or she beneficially owns in favor of the Arrangement Proposals at the Meeting and the Arrangement at the Minera Andes shareholder meeting. The voting agreement covers shares representing approximately 22% of the outstanding shares of US Gold and the 2007 Exchangeable Shares, counted together as a single class and approximately 32% of the outstanding shares of Minera Andes, assuming all of the directors and officers exercise all of their US Gold and Minera Andes options.

Formal Valuation and Fairness Opinion of Special Committee's Financial Advisor (see page 73)

On June 9, 2011, the Board established the Special Committee to evaluate the terms of the Arrangement and the process of determining those terms. On July 19, 2011, the Special Committee retained Raymond James Ltd. ("Raymond James") to provide financial advice and assistance to the Special Committee including providing a formal valuation of the common stock of US Gold and the common shares of Minera Andes in accordance with MI 61-101 and providing an opinion as to the fairness of the exchange ratio offered in the Arrangement, from a financial point of view, to the shareholders of US Gold, other than Robert R. McEwen and any affiliated entities (as defined under MI 61-101) or any other interested party (as defined under MI 61-101, including any related party or joint actor of such interested party), collectively, the "Interested Parties." Based upon and subject to the matters described in its formal valuation and fairness opinion dated September 22, 2011 attached as Annex E, Raymond James concluded that, as at the date of its opinion, the exchange ratio was fair from a financial point of view to the shareholders of US Gold, other than any Interested Parties, from a financial point of view.

Risk Factors (see page 31)

There are certain risks associated with the proposals, the Arrangement and related matters as described in "Risk Factors" beginning on page 31. US Gold shareholders and the holders of the 2007 Exchangeable Shares should consider these risks in determining how to vote on the proposals to be brought before the Meeting. Additional risk factors are described in some of the documents incorporated by reference into this proxy statement.

Conditions to the Consummation of the Arrangement (see page 95)

As more fully described in this proxy statement and the Arrangement Agreement, the completion of the Arrangement depends on a number of conditions being satisfied or waived, including, among others, receipt of the approval of (1) the Arrangement Proposals by US Gold shareholders voting together with the holders of the 2007 Exchangeable Shares, (2) the Arrangement by Minera Andes shareholders, and (3) the Plan of Arrangement by the Court.

Although we expect to complete the Arrangement as soon as possible after the requisite approvals of the Minera Andes shareholders and the US Gold shareholders voting together with the holders of the 2007 Exchangeable Shares are obtained we cannot be certain when, or if, the conditions to the Arrangement will be satisfied or waived, or that the Arrangement will in fact be completed.

Termination of the Arrangement Agreement (see page 98)

As more fully described in this proxy statement and the Arrangement Agreement, the Arrangement Agreement may be terminated by US Gold and/or Minera Andes at any time prior to completing the Arrangement upon the occurrence of certain events. Either US Gold or Minera Andes may terminate the Arrangement Agreement if the Arrangement is not completed by April 30, 2012.

Termination Fees (see page 100)

As more fully described in this proxy statement and the Arrangement Agreement, the Arrangement Agreement contains certain termination rights for both US Gold and Minera Andes. Minera Andes has agreed to pay a termination fee of $20,100,000 (representing approximately 3% of its market capitalization as of market closing on September 1, 2011) in certain circumstances, including if the Arrangement Agreement is terminated because (i) Minera Andes intentionally breaches its representations, warranties or covenants such that a closing condition would not be met; (ii) Minera Andes approves, recommends or enters into a "superior proposal" or an "acquisition proposal" (each as defined); or (iii) an acquisition proposal was announced prior to the Minera Andes shareholders meeting, Minera Andes shareholders do not approve the Arrangement Agreement, and Minera Andes enters into a transaction for the sale of 50% or more of Minera Andes within 12 months of the termination of the Arrangement Agreement.

US Gold has agreed to pay a termination fee of $25,600,000 (representing approximately 3% of its market capitalization as of market closing on September 1, 2011) in certain circumstances, including if the Arrangement Agreement is terminated because (i) US Gold intentionally breaches its representations, warranties or covenants such that a closing condition would not be met; (ii) US Gold approves, recommends or enters into a superior proposal or an acquisition proposal; or (iii) an acquisition proposal was announced prior to the US Gold shareholders meeting, US Gold shareholders do not approve Arrangement Proposals, including the Stock Issuance, and US Gold enters into a transaction for the sale of 50% or more of US Gold within 12 months of the termination of the Arrangement Agreement.

In addition, each party has agreed to pay the other party a $4,000,000 "expenses fee" if the Arrangement Agreement is terminated by the other party as a result of an unintentional breach of the representations, warranties or covenants of such party such that a closing condition would not be met.

Treatment of Outstanding Minera Andes Stock Options (see page 95)

All outstanding Minera Andes Options will become exercisable to acquire common stock of US Gold at a ratio of 0.45 of a share of US Gold common stock for each Minera Andes share underlying each such Minera Andes Option. The exercise price and vesting terms of the Minera Andes Options will remain unchanged.

Listing of US Gold Common Stock (see page 91)

The shares of US Gold common stock to be issued upon exchange of the exchangeable shares of Canadian Exchange Co. and the exercise of Minera Andes Options will be listed on the NYSE and the TSX. Upon completion of the Arrangement, the trading symbol on both the NYSE and TSX for US Gold common stock will be "MUX".

Listing of Canadian Exchange Co. Exchangeable Shares (see page 91)

The exchangeable shares of Canadian Exchange Co. to be issued to Minera Andes shareholders in the Arrangement will be listed on the TSX. The exchangeable shares will not be listed on any stock exchange in the United States. The trading symbol for the exchangeable shares of Canadian Exchange Co. on the TSX will be "MAQ".

Board Composition (see page 95)	Immediately following consummation of the Arrangement, at least 50% of the Board will be composed of directors designated by Minera Andes.
Additional Information

Additional information regarding the Arrangement is set forth in "The Arrangement" beginning on page 62, "The Arrangement Agreement" beginning on page 85 and "The Structure of the Arrangement" beginning on page 102.

The Meeting (see page 39)	The Meeting will be held at [•] in Toronto, Canada at [•], local time, on [•], 2011.
Purpose of the Meeting	To present proposals for approval by US Gold shareholders and the holders of the 2007 Exchangeable Shares of the following:
Proposal 1(see page 45)

To approve an amendment to the US Gold Articles of Incorporation to create a new class of US Gold stock comprised of one share of preferred stock, designated as Series B Special Voting Preferred Stock, no par value, to be issued in connection with the Arrangement.

Proposal 2 (see page 46)

To approve an amendment to the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares. In connection with Proposals 1 and 2, we will restate the US Gold Articles of Incorporation to consolidate such amendments (the "Second Amended and Restated Articles of Incorporation"). The full text of the Second Amended and Restated Articles of Incorporation, which is marked to show the proposed amendments to the US Gold Articles of Incorporation, is attached as Annex A to this proxy statement.

Proposal 3 (see page 47)

To approve the issuance of exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and the exercise of Minera Andes Options, in connection with the Arrangement.

Proposal 4 (see page 48)

To approve an amendment to the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc., which will be filed after completion of the Arrangement. The full text of this amendment to the US Gold Articles of Incorporation is attached as Annex B to this proxy statement.

Proposal 5 (see page 49)	To approve an amendment to the US Gold Equity Incentive Plan as described in more detail in this proxy statement.
Proposal 6 (see page 56)

To approve the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of Proposals 1 through 5.

Conditions to the Effectiveness of Proposals 1, 2, 3 and 4 (see page 43)

If approved by the US Gold shareholders and the holders of the 2007 Exchangeable Shares, voting together as a single class, Proposals 1 and 2 shall be effective regardless of the outcome of the other proposals. Proposal 3 shall be effective only if the US Gold shareholders and the holders of the 2007 Exchangeable Shares also approve Proposals 1 and 2. Proposal 4 shall be effective only if the US Gold shareholders and the holders of the 2007 Exchangeable Shares also approve Proposals 1, 2 and 3 and the Arrangement is completed.

Record Date (see page 39)

Any holder of record of US Gold common stock or 2007 Exchangeable Shares, at the close of business on the record date, [•], is entitled to attend and vote at the Meeting. On the record date, there were [•] shares of our common stock and [•] shares of 2007 Exchangeable Shares outstanding and entitled to vote together as a single class on the proposals.

Quorum (see page 44)

In order to carry on the business of the Meeting, we must have a quorum. Holders of one-third of our common stock issued, outstanding and entitled to vote on the record date, must be present at the Meeting, either in person or by proxy, to establish a quorum. For purposes of establishing a quorum at the Meeting, all issued and outstanding shares of 2007 Exchangeable Shares that are not held by US Gold or any of its subsidiaries shall be treated as common stock of US Gold. Proxies that we receive that are marked "abstain" and broker non-votes will be considered as present at the Meeting for purposes of establishing a quorum.

Votes Required (see page 42)	Assuming the presence of a quorum, the following sets forth the vote required to approve each proposal.

The approval of Proposals 1, 2, 4 and 6 require the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on each such proposal and thus will have no effect on the outcome of each such proposal.

The approval of Proposals 3 and 5 requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on each such proposal and thus will have the effect of a vote "AGAINST" each such proposal. Broker non-votes will be counted as shares entitled to vote on each such proposal but will not be treated as votes cast on each such proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

Furthermore, pursuant to MI 61-101 approval of Proposal 3 also requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class, excluding shares of US Gold common stock and 2007 Exchangeable Shares held by persons whose votes may not be included in determining minority approval pursuant to MI 61-101, including Robert R. McEwen, Chairman and Chief Executive Officer of US Gold and Minera Andes, Perry Ing, an officer of US Gold and Minera Andes, Ian Ball, an officer of US Gold who holds common shares of Minera Andes, Stefan Spears, an officer of US Gold who holds common shares of Minera Andes, and Allan Marter, a director of Minera Andes.

Voting (see page 39)

Each holder of US Gold common stock and/or 2007 Exchangeable Shares is entitled to one vote for each share held as of the close of business on the record date. Holders of US Gold common stock or 2007 Exchangeable Shares may vote their shares in the manner described in "The Meeting—Voting."

US Gold stock owned by directors and executive officers (see page 180)

As of October 4, 2011, directors and executive officers of US Gold and their affiliates beneficially owned approximately 22% of the issued and outstanding shares of common stock of US Gold and 2007 Exchangeable Shares, counted together as a single class, entitled to vote at the Meeting, assuming our officers and directors exercise all of their options. Upon completion of the Arrangement, if Mr. McEwen exercises all of his outstanding options to purchase Minera Andes shares and US Gold common stock, we expect that Mr. McEwen will own approximately 68,293,241 shares of US Gold common stock and exchangeable shares or approximately 25% of the outstanding common stock, exchangeable shares and the 2007 Exchangeable Shares, counted together as a single class.

No Dissent or Appraisal Rights (see page 191)	Under Colorado law, holders of US Gold common stock are not entitled to dissent rights or appraisal rights in connection with any of the matters to be acted upon at the Meeting.
Additional Information

Additional information regarding each proposal is set forth in "Proposal 1—Amendment to Articles of Incorporation to Create and Designate a New Class of Preferred Stock" beginning on page 45, "Proposal 2—Amendment to Articles of Incorporation to Increase the Authorized Shares of Common Stock" beginning on page 46, "Proposal 3—Issuance of Stock in Connection with the Acquisition of Minera Andes" beginning on page 47, "Proposal 4—Amendment to US Gold Articles of Incorporation to Change the Name of US Gold to McEwen Mining Inc." beginning on page 48,"Proposal 5—Amendment and Restatement of US Gold Equity Incentive Plan" beginning on page 49 and "Proposal 6—Adjournment or Postponement of the Meeting to Solicit Additional Proxies" beginning on page 56.

SELECTED HISTORICAL FINANCIAL DATA OF US GOLD

        The following are selected consolidated financial data for US Gold for each of the years in the five-year period ended December 31, 2010 and for the six-month periods ended June 30, 2011 and 2010. The information with respect each of the years in the five-year period ended December 31, 2010 has been derived from and should be read in conjunction with the audited consolidated financial statements and related notes and Management's Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on May 14, 2011 and incorporated by reference in this proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 16, 2010. The information with respect to the six-month periods ended June 30, 2011 and 2010 has been derived from and should be read in conjunction with the unaudited consolidated financial statements and related notes included in US Gold's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011 and incorporated by reference in this proxy statement. The information with respect to each of the years in the three-year period ended December 31, 2008 has been derived from audited consolidated financials not included in this proxy statement. All historical financial data presented with respect to US Gold is in accordance with US GAAP. Historical results are not indicative of the results to be expected in the future and results of interim periods are not necessarily indicative of results for the entire year.

US Gold Historical Financial Data

	Six Months Ended June 30,		Year Ended December 31,
(in thousands, except per share)	2011	2010	2010	2009	2008	2007	2006
Operating data
Net loss from operations(1)(2)(3)(4)	$(22,885)	$(19,432)	$(35,783)	$(35,759)	$(130,384)	$(32,293)	$(75,178)
Other income (expenses)	997	(148)	694	1,685	(1,573)	3,426	2,528
Net loss(1)(2)(3)(4)	(21,888)	(17,581)	(33,091)	(27,698)	(131,111)	(28,546)	(72,650)
Basic and diluted loss per share	$(0.16)	$(0.14)	$(0.27)	$(0.25)	$(1.36)	$(0.35)	$(1.82)
Weighted average number of shares	134,310	121,938	121,987	112,224	96,641	81,955	39,891
Balance sheet data
Cash and cash equivalents	$53,351	$24,906	$6,818	$27,690	$10,300	$30,929	$50,922
Marketable securities	3,710	11	4,576	11	—	—	—
Short-term investments	—	939	—	12,946	—	—	—
Gold and silver bullion	34,220	3,616	4,569	2,760	—	—	—
Property and equipment, net	11,316	4,142	4,391	2,888	5,187	5,547	1,520
Mineral property interests	236,224	233,981	235,153	239,858	255,813	258,121	3,300
Goodwill	—	—	—	—	—	107,017	—
Other assets	8,839	6,123	6,118	5,826	6,377	7,055	3,657

Total assets	$347,660	$273,718	$261,625	$291,979	$277,677	$408,669	$59,399

Current liabilities	$4,607	$2,265	$3,680	$1,849	$1,278	$987	$3,403
Deferred income tax liability	78,573	78,573	78,573	80,572	87,341	88,187	—
Other long-term liabilities and deferred gain	6,219	6,503	6,092	6,332	5,864	5,574	3,511
Shareholders' equity	258,261	186,377	173,280	203,226	183,194	313,921	52,485

Total liabilities and shareholders' equity	$347,660	$273,718	$261,625	$291,979	$277,677	$408,669	$59,399

(1)
Includes a non-recurring, non-cash expense of $51,681 relating to derivative instrument liability in 2006.

(2)
Includes a non-recurring, non-cash expense of $107,017 relating to the write down of the goodwill in 2008.

(3)
Includes a non-cash expense of $16,580 relating to the write-off of mineral property interests and equipment in 2009.

(4)
Includes a non-cash expense of $5,878 relating to the write-off of mineral property interests in 2010.

 SELECTED HISTORICAL FINANCIAL DATA OF
MINERA ANDES

        The following are selected consolidated financial data for Minera Andes for each of the years in the three-year period ended December 31, 2010 and for the six-month periods ended June 30, 2011 and 2010. The information with respect each of the years in the three-year period ended December 31, 2010 has been derived from and should be read in conjunction with the Minera Andes audited consolidated financial statements and related notes beginning on page 194 of this proxy statement and "Information About Minera Andes—Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 155 of this proxy statement. The information with respect to the six-month periods ended June 30, 2011 and 2010 has been derived from and should be read in conjunction with the Minera Andes unaudited consolidated financial statements and related notes included beginning on page 194 of this proxy statement. Minera Andes' financial statements for fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were, according to Minera Andes, prepared in accordance with Canadian GAAP, and for the six-month periods ended June 30, 2011 and June 30, 2010 were, according to Minera Andes, prepared in accordance with IFRS. Each of Canadian GAAP and IFRS differs from US GAAP in certain respects. Dollar values presented below are presented in U.S. dollars, unless otherwise indicated. See the sections entitled "Reporting Currencies and Financial Principles" on page vii and the note entitled "Differences Between Canadian ("CDN") and United States ("US") GAAP" contained in the notes to the audited consolidated financial statements of Minera Andes beginning on page F-1. For purposes of this proxy statement, we have provided selected historical financial data for the six-month periods ended June 30, 2011 and 2010 in IFRS and for the fiscal years ended December 31, 2010, 2009 and 2008 in Canadian GAAP, as well as a reconciliation to US GAAP for the six month periods ended June 30, 2011 and June 30, 2010 and for the fiscal years ended December 31, 2010, 2009 and 2008. Historical results are not indicative of the results to be expected in the future and results of interim periods are not necessarily indicative of results for the entire year.

Minera Andes Historical Financial Data

	Six months ended June 30,		Six months ended June 30,		Year ended December 31,
	2011		2010		2010		2009		2008
(in thousands, except per share)	IFRS	US GAAP	IFRS	US GAAP	CDN GAAP	US GAAP	CDN GAAP	US GAAP	CDN GAAP	US GAAP
Operating Data
Net income on Investment from MSC	$24,808	$25,693	$3,911	$9,790	$24,461	$35,672	$9,349	$10,387	$4,696	$2,229
Operating expenses	(3,487)	(3,487)	(2,300)	(2,300)	(5,454)	(5,454)	(6,081)	(6,081)	(5,037)	(5,037)
Other income (expenses)	6,406	(3,523)	(224)	(10,010)	466	(33,242)	847	(7,408)	(3,634)	(11,687)
Net income (loss) and other comprehensive income (loss)	27,727	18,683	1,387	(2,520)	19,473	(3,024)	4,115	(3,102)	(3,975)	(14,495)
Basic and diluted earnings (loss) per share	$0.10	$0.07	$0.01	$(0.01)	$0.07	$(0.01)	$0.02	$(0.01)	$(0.02)	$(0.08)
Weighted average number of shares, basic	280,309	280,309	263,991	263,991	264,570	264,570	236,524	236,524	189,696	189,696
Weighted average number of shares, diluted	284,046	284,046	264,747	264,747	269,891	269,891	237,052	237,052	189,696	189,696
Balance Sheet Data
Cash and cash equivalents	$10,567	$10,567	$7,958	$7,958	$13,834	$13,834	$18,872	$18,872	$3,410	$3,410
Short-term investments	11,405	11,405	—	—	—	—	—	—	—	—
Receivables and prepaid expenses	229	229	181	181	354	354	252	252	315	1,179
Project loan interest receivable (current)	—	—	8,897	8,897	9,121	9,121	7,600	7,600	4,984	4,984
Project loan interest receivable (noncurrent)	—	—	—	—	587	587	—	—	—	—
Project loan receivable	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850
Mineral properties and deferred exploration costs	43,032	—	29,077	—	32,680	—	19,255	—	16,391	—
Investment in Minera Santa Cruz	127,419	109,615	92,634	68,613	103,954	85,264	88,723	58,822	80,344	49,406
Equipment, net	331	331	190	190	277	277	19	19	31	31
Total Assets	$224,833	$163,997	$170,787	$117,689	$192,657	$141,287	$166,571	$117,415	$137,325	$90,860
Current liabilities	$3,249	$3,249	$17,020	$17,020	$12,621	$37,909	$10,349	$16,004	$35,920	$36,784
Deferred income tax liability	1,979	—	1,297	—	—	—	—	—	—	—
Project loan interest payable	—	—	—	—	587	587	—	—	—	—
Project loan payable	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850	31,850
Shareholders' Equity	187,755	128,898	120,620	68,819	147,599	70,941	124,372	69,561	69,555	22,226
Total liabilities and shareholders' equity	$224,833	$163,997	$170,787	$117,689	$192,657	$141,287	$166,571	$117,415	$137,325	$90,860

SELECTED UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA

        The following selected unaudited pro forma combined consolidated financial data has been prepared to give effect to US Gold's acquisition of Minera Andes in a transaction accounted for as a purchase in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations as if the Arrangement occurred as of January 1, 2010. This data should be read in conjunction with the information set forth under "Information About Minera Andes" in this proxy statement beginning on page 113 and the unaudited pro forma combined consolidated financial statements set forth in Annex C to this proxy statement.

        The selected unaudited pro forma combined consolidated financial data presented below are presented in accordance with US GAAP and in U.S. dollars. Minera Andes' consolidated financial statements and the notes thereto for the six-month period ended June 30, 2011 have been prepared in accordance with IFRS and for the fiscal year ended December 31, 2010 in accordance with Canadian GAAP and all reconciliations of IFRS or Canadian GAAP information to US GAAP are based on information taken directly from Minera Andes' public reports and filings or provided to us by Minera Andes. The selected unaudited pro forma combined consolidated financial data presented below are for illustrative purposes only and are not necessarily indicative of the actual operating results or financial position that would have resulted if US Gold and Minera Andes had combined at the beginning of the periods presented, nor is it necessarily indicative of any future operating results or financial position of US Gold if combined with Minera Andes. The unaudited pro forma balance sheet reflects the preliminary adjustments to record the estimated fair values of the assets and liabilities acquired in the combination with Minera Andes. To the extent there are significant changes to the business of Minera Andes, the assumptions and estimates reflected herein could change significantly by the closing date of the Arrangement. Accordingly, the purchase accounting adjustments reflected in the unaudited pro forma combined consolidated financial data below are preliminary and subject to change. In addition, the selected unaudited pro forma combined consolidated financial data presented below does not reflect any potential operating efficiencies of the combined entities. This summary data should be read together with the unaudited pro forma combined consolidated financial statements as at the six-month period ended June 30, 2011 and for the year ended December 31, 2010 set forth in Annex C to this proxy statement. See also the Section entitled "Risk Factors—The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Arrangement" beginning on page 32.

	US Gold and Minera Andes Summary Selected Unaudited Pro Forma Combined Consolidated Financial Data
US GAAP	Year Ended December 31, 2010	6 Months Ended June 30, 2011
	($ in thousands except per share data)
Operating data
Revenue	$13,690	$12,064
Costs and Expenses	$54,675	$36,724
Operating loss	$(40,985)	$(24,660)
Other (expense) income	$(19,110)	$7,826
Net loss	$(58,097)	$(16,834)
Basic and diluted loss per share	$(0.23)	$(0.06)
Weighted average common shares outstanding	249,201	261,524
Balance sheet data
Current assets		$117,127
Mineral property interest		$568,378
Investment in Minera Santa Cruz ("MSC")		$289,060
Property and equipment		$11,647
Project loan receivable		$31,850
Other assets		$5,194
Total assets		$1,023,256
Current liabilities		$12,768
Deferred income tax liability		$236,341
Project loan payable		$31,850
Other long-term liabilities		$6,219
Total liabilities		$287,178
Shareholders' equity		$736,078
Total liabilities and shareholders' equity		$1,023,256

RISK FACTORS

        The information below sets forth risks and uncertainties relating to the Arrangement and the proposals described in this proxy statement that could materially adversely affect US Gold's business, financial condition and/or operating results. This information should be read in conjunction with US Gold's Annual Report on Form 10-K for the year ended December 31, 2010, which is incorporated by reference herein and sets forth additional important risks and uncertainties that could materially adversely affect US Gold's business, financial condition and/or operating results. You should carefully consider these risks in determining whether to vote in favor of the proposals described herein. Additional risks and uncertainties that US Gold does not presently know or that US Gold currently deems immaterial may also impair US Gold's business operations.

The Arrangement is subject to conditions to closing that could result in the Arrangement being delayed or not consummated or can be terminated in certain circumstances, each of which could negatively impact our stock price and future business and operations.

        The Arrangement is subject to conditions to closing as set forth in the Arrangement Agreement, including obtaining the requisite approval of our shareholders voting together with the holders of the 2007 Exchangeable Shares, requisite approval of the Minera Andes shareholders and approval of the Court. In addition, each of US Gold and Minera Andes has the right, in certain circumstances, to terminate the Arrangement Agreement. See "The Arrangement Agreement" beginning on page 85 for a summary of such conditions and termination rights. If the Arrangement Agreement is terminated or any of the conditions to the Arrangement are not satisfied and, where permissible, not waived, the Arrangement will not be consummated. Failure to consummate the Arrangement or any delay in the consummation of the Arrangement or any uncertainty about the consummation of the Arrangement may adversely affect our stock price or have an adverse impact on our future business operations.

        If the Arrangement is not completed, our ongoing business may be adversely affected and, without realizing any of the benefits of having completed the Arrangement, we would be subject to a number of risks, including the following:

  •
  negative reactions from the financial markets and from persons who have or may be considering business dealings with us;

  •
  we will be required to pay certain costs relating to the Arrangement, whether or not the Arrangement is completed. We expect to incur acquisition-related expenses of approximately $4.9 million, consisting of investment banking, legal and accounting fees and printing and other related charges in connection with the Arrangement. These amounts are preliminary estimates and the actual amounts may be higher or lower; and

  •
  we have agreed to pay a termination fee of $25,600,000 if the Arrangement Agreement is terminated in certain circumstances or the Arrangement is not completed for certain reasons. See "The Arrangement Agreement—Termination Fees" beginning on page 100 for further information regarding termination fees.

        In addition, we could be subject to litigation related to any failure to complete the Arrangement or related to any proceeding commenced against us seeking to require us to perform our obligations under the Arrangement Agreement.

The Arrangement Agreement may be terminated by US Gold or Minera Andes in certain circumstance which could negatively impact our stock price and future business and operations

        Each of US Gold and Minera Andes has the right, in certain circumstances, to terminate the Arrangement Agreement. See "The Arrangement Agreement—Termination of the Arrangement Agreement" beginning on page 98. Accordingly, there can be no certainty, nor can US Gold provide any assurance, that the Arrangement Agreement will not be terminated by either of US Gold or Minera Andes prior to the completion of the Arrangement. For example, both US Gold and Minera Andes have the right, in certain circumstances, to terminate the Arrangement Agreement in the event of a change that has a material adverse effect in respect of the other party. Although a material adverse effect excludes certain events that are beyond the control of either party, such as, among others, any change in general political, financial or economic conditions including in Canada, the United States, Mexico, Central America or South America; any change in the state of securities, currency, exchange or commodities markets in general or changes in commodity prices or currency exchange rates; changes affecting the mining industry in general provided each such change doesn't have a materially disproportionate effect on such party. There can be no assurance that a change having a material adverse effect on either US Gold or Minera Andes will not occur prior to the effective date of the Arrangement, in which case either US Gold or Minera Andes, as the case may be, could elect to terminate the Arrangement Agreement and the Arrangement would not proceed. In addition, both US Gold and Minera Andes can withdraw, modify, qualify or change its recommendation to its shareholders prior to the approval of the Arrangement (i) to support a superior proposal, or (ii) if the board of directors determines that such withdrawal, modification, qualification or change is necessary for the board of directors to act in a manner consistent with its fiduciary duties under applicable laws and the boards financial advisor has confirmed in writing that it is unable to render a fairness opinion in respect of the Arrangement at such time. If, for any reason, the Arrangement Agreement is terminated, this could adversely affect our stock price and have an adverse impact on our future business operations.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Arrangement.

        The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company's financial condition or results of operations following the Arrangement for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of US Gold and Minera Andes and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating US Gold and Minera Andes is not reflected in the pro forma financial statements. Furthermore, the financial statements of Minera Andes included in the pro forma financial statements have been prepared in accordance with IFRS and Canadian GAAP. The pro forma financial statements were prepared by US Gold by reconciling Minera Andes information to US GAAP. Such reconciliation is preliminary and the adjustments are difficult to make with complete accuracy. As a result, the actual financial condition and results of operations of the combined company following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company's financial condition or results of operations following the Arrangement. Our stock price may be adversely affected if the actual results of the combined company fall short of the pro forma financial statements contained in this proxy statement. See the section entitled "Selected Unaudited Pro Forma Combined Consolidated Financial Data" beginning on page 29 of this proxy statement and the Unaudited Pro Forma Combined Consolidated Financial Statements attached as Annex C to this proxy statement.

Minera Andes' public filings are subject to Canadian disclosure standards, which differ from SEC requirements.

        Minera Andes is a Canadian issuer that is required to prepare and file its periodic and other filings in accordance with Canadian securities laws. As a result, certain of the information about Minera Andes, including any management's discussion and analysis, that is contained in this proxy statement was prepared in conjunction with Minera Andes' financial statements that were prepared in accordance with IFRS or Canadian GAAP and other Canadian disclosure regulations, rather than the requirements that would apply in the United States. Furthermore, information regarding Minera Andes' mineral properties was prepared in accordance with NI 43-101which has disclosure standards that differ from the standards set forth by the SEC, including Guide 7. See "Cautionary Note to U.S. Investors—Information Concerning Preparation of Resource and Reserve Estimates" for additional information regarding differing disclosure requirements. Because Canadian disclosure requirements are different from SEC requirements, the information about Minera Andes contained in this proxy statement may not be comparable to similar information available about US Gold or other U.S. issuers.

Directors and executive officers of US Gold may have interests in the Arrangement that are different from those of US Gold shareholders and the holders of the 2007 Exchangeable Shares generally.

        Certain executive officers and directors of US Gold may have interests in the Arrangement that may be different from, or in addition to, the interests of US Gold shareholders and the holders of the 2007 Exchangeable Shares generally. For example, Robert R. McEwen, the Chairman of the Board, Chief Executive Officer and largest shareholder of US Gold, is also the Chairman of the Board, Chief Executive Officer and largest shareholder of Minera Andes. The Board and the Minera Andes board of directors each established a special committee comprised of independent directors to evaluate the Arrangement and advise the full boards of directors of US Gold and Minera Andes on whether the Arrangement is in the best interests of and fair to their respective companies and respective shareholders. Each of the special committees retained its own independent legal counsel and financial adviser. The special committees of both US Gold and Minera Andes recommended in favor of the Arrangement. Nevertheless, you should consider these interests in connection with your vote on the proposals described in this proxy statement, including whether these interests may have influenced US Gold's directors and executive officers to recommend or support the proposals.

Completion of the Arrangement would result in the issuance of a significant amount of additional common stock, which will reduce the voting power of our current shareholders and may depress the trading price of our common stock.

        Completion of the Arrangement would result in the issuance of a significant amount of our common stock. Pursuant to the Arrangement Agreement, we expect that Canadian Exchange Co. will issue up to approximately 127,326,984 exchangeable shares in consideration for the currently outstanding shares of Minera Andes and US Gold will reserve approximately 1,906,650 shares of common stock issuable upon exercise of Minera Andes Options. If all of the exchangeable shares that are issued pursuant to the Arrangement are exchanged for our common stock, it would represent an increase in the outstanding shares of US Gold common stock of approximately 91% of the common stock and the 2007 Exchangeable Shares, counted together as a single class, we presently have outstanding, or 92% if all outstanding Minera Andes Options are exercised. Following completion of the Arrangement, former Minera Andes shareholders would hold or have the right to direct the vote of approximately 47% of the voting power of our outstanding shares of common stock, the exchangeable shares and the 2007 Exchangeable Shares, counted together as a single class, on a fully diluted basis. As a result, our existing shareholders will not exert the same degree of voting power with respect to the combined company that they did before the consummation of the Arrangement. Further, the issuance of such a significant amount of common stock and its potential sale in the public market from time to time, could depress the trading price of our common stock and you may lose all or a part of your investment.

Minera Andes may be less valuable to us than expected.

        The value of Minera Andes to us is based in large part on identifying resources on its properties and establishing reserves on those properties. This requires us to make accurate assumptions regarding the valuation of Minera Andes, the exploration results at Minera Andes' properties and estimated capital needs to continue an exploration program at Minera Andes' properties. While the San José Mine has proven reserves, Minera Andes only has "inferred resources" and "indicated resources" at its other properties. There can be no assurance that these mineral resources will be upgraded to mineral reserves or that even if mineral deposits are discovered, that such mineral deposits can be commercially mined. Whether a mineral deposit can be commercially viable depends upon a number of factors, including the particular attributes of the deposit, including size, grade and proximity to infrastructure; metal prices, which can be highly volatile; and government regulations, including environmental and reclamation obligations. If, after our combination with Minera Andes, we are unable to establish some or all of the mineralized material as proven or probable reserves in sufficient quantities to justify commercial operations, we may not be able to raise sufficient capital to develop a mine. If we are unable to establish such reserves, the market value of our securities may decline, and you may lose some or all of your investment.

Title to mineral properties are subject to title and other defects and contest by prior owners, various parties who may have had rights to the land, and governmental authorities. These risks may be hard to identify in acquisition transactions, and Minera Andes may be subject to risk of loss of ownership of mineral properties.

        Interests in mining projects or properties generally are subject to uncertainties and complexities arising from the application of contract and property laws governing private parties and/or local or national governments in the jurisdiction where mining projects are located. We cannot guarantee that title to properties held by Minera Andes will not be challenged. Title insurance is generally not available for mineral properties and our ability to ensure that Minera Andes has obtained secure title to individual mineral properties or mining claims is severely constrained. Minera Andes' mineral properties may be subject to prior unrecorded agreements, transfers or claims, and title may be affected by, among other things, conflicting title rights and undetected defects. Disputes could also arise challenging, among other things, the existence or geographic extent of mining interests. Upon completion of the Arrangement, we may incur significant costs related to defending the title to our properties. Unknown defects in title to the Minera Andes properties may prevent us from realizing the anticipated benefits from the Arrangement.

Minera Andes is subject to ongoing legal proceedings and its Los Azules Copper Project is at risk of loss, which may adversely affect the value of Minera Andes.

        Currently Minera Andes is subject to ongoing litigation regarding the Los Azules Copper Project. TNR Gold Corp ("TNR Gold") and its subsidiary, Solitario Argentina S.A. ("Solitario" and together with TNR Gold, "TNR") claim that certain properties that comprise the Los Azules Copper Project were not validly transferred to Minera Andes and therefore should be returned to TNR. In the alternative, TNR claims that even if Minera Andes validly owns the Los Azules Copper Project, TNR has a 25% back-in right to a substantial portion of the Los Azules project underlying known mineral resources that may be exercised to acquire a 25% interest in such part of the property. TNR has also claimed damages. US Gold estimates that the Los Azules Copper Project represents approximately 42% of the total net assets acquired, not counting liabilities assumed, in the Arrangement, based on US Gold's preliminary estimate of the fair value of all identifiable assets acquired and liabilities assumed.

        Minera Andes has rejected TNR's claims. However, Minera Andes has stated that it is not able to estimate the potential financial impact of this claim. If resolved adversely to Minera Andes, this litigation could materially adversely affect the value of Minera Andes by reducing or terminating its interest in a significant portion of the Los Azules Copper Project and its ability to develop the Los Azules Copper Project. Alternatively, Minera Andes could be subject to a significant damages award. Such a result would have a significant negative impact on the value of the combined company and could have a significant impact on US Gold's stock price. In addition, US Gold on a consolidated basis will inherit the legal liabilities and costs associated with the litigation and the claims surrounding the Los Azules Copper Project, including the risk of loss of a significant portion of the Los Azules Copper Project, upon completion of the Arrangement. For more information regarding these claims, see "Information About Minera Andes—Legal Proceedings" beginning on page 152.

Minera Andes does not control (jointly or otherwise) the San José Mine and has no control over the timing or amount of future cash calls.

        Minera Andes holds 49% of the voting shares of MSC, the operator of the San José Mine, and Hochschild holds the balance. The board of directors of MSC consists of three members, only one of which is a nominee of Minera Andes. Hochschild is entitled to appoint the balance of the members of the board of directors of MSC. The joint venture agreement with Hochschild does however grant Minera Andes a "veto" in respect of certain and very limited matters regarding the affairs of MSC and the operation of the San José Mine by making such matters subject to the unanimous approval of the MSC board of directors. For example, a sale of all or substantially all of the assets of MSC; an amendment to the Articles of Incorporation of MSC that would have an adverse effect on the rights of any particular shareholder to receive its share of the profits of MSC; entry into a new line of business; acquisition of real property or conducting exploration, development or mining outside of the San José Mine; or any merger or other corporate combination involving MSC requires unanimous approval from the Minera Andes and Hochschild designees on the MSC board of directors. However, in the event of a disagreement between Hochschild as "majority owner" and Minera Andes as "minority owner," concerning any act of MSC that requires the unanimous approval of the board of directors of MSC, Hochschild has the option to purchase all of the shares of MSC held by Minera Andes for "fair value". Accordingly, MSC and the San José Mine are generally under the control of Hochschild.

        As a result, Minera Andes has limited, if any, ability to control the timing or amount of cash calls requiring outlays by Minera Andes or any other matter relating to the management of MSC and the San José Mine and decisions made in that regard may have an adverse effect on the operations and financial position of US Gold after the completion of the Arrangement.

        Furthermore, the joint venture agreement with Hochschild provides that the board of directors of MSC may elect to raise additional funds by issuing shares of MSC, and in such event, each shareholder of MSC shall have a pre-emptive right to subscribe and pay for its pro rata share of such additional shares of MSC. Historically, MSC's operations have been financed in this manner. Any shares not purchased by Minera Andes pursuant to its pre-emptive right may be purchased by Hochschild or any third party who is offered shares in the financing. Accordingly, in the event of a cash call by MSC financed by share subscriptions, a failure by Minera Andes to exercise its pre-emptive right, in full or at all, may result in a reduction of Minera Andes's interest in the San José Mine.

        There can be no assurance that if a cash call is made, Minera Andes will have the funds available to satisfy such cash call when due and that Minera Andes' interest in the San José Mine will not be reduced accordingly. If this were to occur, it could have a significant negative impact on the value of the combined company and could have a significant impact on US Gold's stock price. US Gold on a consolidated basis will inherit the effect of these financing arrangements and the limited involvement in the management of MSC after the completion of the Arrangement.

We will require significant additional capital to continue our exploration activities, and, if warranted, to develop additional mining operations.

        Upon completion of the Arrangement, substantial expenditures will be required to continue the exploration programs at Minera Andes exploration stage properties. We will be required to expend significant amounts of capital for geological and geochemical analysis, assaying and, if warranted, feasibility studies with regard to the results of our exploration. We may need to obtain additional financing, either in the form of debt or equity financing, to fund such expenditures. We may not benefit from these investments if we are unable to identify commercially exploitable reserves. Furthermore, expenditures we make for Minera Andes properties may reduce the availability of capital to pursue our exploration programs at El Gallo, where we are in the process of a feasibility study, and Gold Bar, where we are in the process of a pre-feasibility study.

        If we are successful in identifying commercially exploitable reserves, we will require significant additional capital to extract those reserves. Our ability to obtain necessary funding, in turn, depends upon a number of factors, including the state of the economy and applicable commodity prices. We may not be successful in obtaining the required financing for these or other purposes on terms that are favorable to us or at all, in which case, our ability to continue operating would be adversely affected. Failure to obtain such additional financing could result in delay or indefinite postponement of further exploration or potential development and the possible partial or total loss of our interest in certain properties.

Development at Minera Andes' Los Azules property presents development challenges that may negatively affect, if not completely negate, the feasibility of development of the property.

        Minera Andes' Los Azules property is considered to represent one of the largest undeveloped copper deposits in the world. However, the property is located in a remote location that is accessed by 120 kilometers of unimproved dirt road with eight river crossings and two mountain passes both above 4,100 meters. According to the technical report prepared for Minera Andes for the Los Azules property, capital costs are estimated to be $2.8 billion initially and $3.73 billion over the life of the mine with an accuracy target of plus or minus 35%. In order for the Los Azules property to be economically feasible for development, the price of copper would have to be high enough to justify the high capital costs estimated for the project. If the price of copper were to decrease below the current price, the Los Azules property may cease to be feasible for development, and Minera Andes may not develop the property and may have to write-off the asset. This would have a material negative affect on Minera Andes, and US Gold if the Arrangement is completed. Furthermore, even if the development of the Los Azules property remains economically feasible, Minera Andes, and US Gold if the Arrangement is completed, may not be able to raise sufficient capital to develop the property, may not receive the required permits or environmental approvals, may not be able to construct the necessary power and infrastructure assets and may not be able to attract qualified workers to build such a project, each of which could result in the delay of or indefinitely postpone development at the property. Such a result would have a material negative affect on Minera Andes, and US Gold if the Arrangement is completed.

The ongoing operations of Minera Andes are subject to environmental risks, which we will assume after our acquisition of Minera Andes and which could expose us to significant liability and delay, suspension or termination of certain of our operations.

        Minera Andes' operations are subject to extensive environmental regulation in Argentina. The Environmental Protection Section of the National Mining Code of Argentina, enacted in 1995, requires that each Provincial government monitor and enforce the laws pertaining to prescribed development and protection of the environment. The Argentine Constitution establishes that the Federal Government is required to set the minimum standards. In 2002, the National Congress established such minimum standards for the protection of the sustainable environmental management and the protection of biodiversity, which are applicable throughout Argentina. Provinces are entitled to strengthen those standards. Further, the Argentine Constitution, as amended in 1994, allows any individual who believes a third party may be damaging the environment to initiate an action against such party. These laws and regulations have a substantial impact on Minera Andes' operations and could result in material adverse effects on its financial position and results of operation. Nevertheless, the regulation of environmental matters is not as well developed in Argentina as in the United States and certain other countries but it is developing at a rapid pace. Such environmental regulation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects, and a heightened degree of responsibility for companies and their officers, directors and employees. Future changes in environmental regulation in Argentina, if any, may adversely affect Minera Andes' operations, make its operations prohibitively expensive, or prohibit them altogether. Environmental hazards may exist on Minera Andes' properties that are unknown to us at the present and that have been caused by Minera Andes, or previous owners or operators, or that may have occurred naturally.

The ongoing operations of Minera Andes are subject to various laws and regulations.

        Minera Andes' operations are subject to various laws, regulations and permitting requirements. Failure to comply with such laws, regulations and permitting requirements may result in civil or criminal fines or penalties or in enforcement actions, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed or corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Minera Andes may be required to compensate those suffering loss or damage by reason of its mining or exploration activities. Due to an increased level of non-governmental organization activity targeting the mining industry in Argentina, the potential for the government to delay the issuance of permits or impose new requirements or conditions upon mining operations may be increased. Any changes in government policies may be costly to comply with and may delay mining operations. Future changes in such laws and regulations, if any, may adversely affect Minera Andes' operations, make its operations prohibitively expensive, or prohibit them altogether. If Minera Andes' interests in Argentina are materially adversely affected as a result of a violation of applicable laws, regulations, or permitting requirements or a change in applicable law or regulations, it would have a significant negative impact the value of the combined company and could have a significant impact on US Gold's stock price.

Minera Andes is subject to risks relating to economic and political instability in Argentina.

        All of Minera Andes' material properties are located in Argentina. There are risks relating to an uncertain or unpredictable political and economic environment in Argentina. During an economic crisis in 2002 and 2003, Argentina defaulted on foreign debt repayments and on the repayment on a number of official loans to multinational organizations. In addition, the Argentinean government has renegotiated or defaulted on contractual arrangements.

        In January 2008, the Argentinean government reassessed its policy and practice in respect of export duties and began levying export duties on mining companies operating in the country. Although this particular change does not affect Minera Andes as its fiscal stability agreement explicitly fixes export duties at 5% for doré bars and 10% for concentrates, there can be no assurance that the Argentinean government will not unilaterally take other action which could have a material adverse affect on Minera Andes' interests in Argentina, including in particular the San José Mine.

        There have been recent indications in Argentina that refunds of VAT (IVA) may be delayed. Delays in the payment of VAT refunds may have an impact on the cash flow from the operations of MSC, the operator of the San José Mine. Such reduction in cash flow could affect MSC's ability to make timely payments related to the operation of the mine and could require MSC to seek additional financing, including from Minera Andes.

        There also is the risk of political violence and increased social tension in Argentina as Argentina has experienced periods of civil unrest, crime and labor unrest. Certain political and economic events such as acts, or failures to act, by a government authority in Argentina, and acts of political violence in Argentina, could have a material adverse effect on Minera Andes' ability to operate.

        If Minera Andes' interests in Argentina are materially adversely affected as a result of the political or economic environment in Argentina it would have a significant negative impact the value of the combined company and could have a significant impact on US Gold's stock price.

The Arrangement will increase our exposure to foreign currency risk.

        Following completion of the Arrangement, we will hold assets, incur liabilities, earn revenues and pay expenses for our Argentine operations in Argentine pesos. Because our financial statements will continue to be presented in U.S. dollars, we will be required to translate assets, liabilities, income and expenses that relate to our Argentine operations and that are denominated in Argentine pesos into U.S. dollars at the then-applicable exchange rates. Consequently, increases and decreases in the value of the U.S. dollar versus the Argentine peso will affect the value of these items in our financial statements, even if their underlying value has not changed, and as a result, our financial results could be more volatile as a result of the Arrangement. Although we may enter into transactions to hedge portions of this foreign currency translation exposure, we will not be able to eliminate this exposure. In addition, U.S., Canadian and Argentine laws may limit our ability to repatriate cash from Argentina as dividends or otherwise to the United States and may limit our ability to convert Argentine pesos into U.S. dollars. Further, there may be potential tax inefficiencies in repatriating funds from Argentina.

If our authorized shares of common stock is increased as we are proposing, we may be able to issue a significant number of additional shares of common stock in the future. Additional issuances of common stock by us would dilute your ownership interest in US Gold, could reduce some or all of our financial measures on a per share basis and could reduce the trading price of our common stock.

        We may issue equity in the future in connection with acquisitions, strategic transactions or for other purposes. To the extent we issue additional equity securities, your ownership interest in US Gold would be diluted. Furthermore some or all of our financial measures on a per share basis could be reduced. In addition, the shares of common stock that we issue may not be subject to resale restrictions and may be freely tradable in the United States and in Canada. The market price of our common stock could decline if certain large holders of our common stock, or recipients of our common stock sell all or a significant portion of their shares of common stock or are perceived by the market as intending to sell these shares other than in an orderly manner.

THE MEETING

Purpose of the Meeting

        This proxy statement is furnished in connection with the solicitation of proxies of US Gold shareholders and the holders of the 2007 Exchangeable Shares by the Board for use at the Meeting to be held at [    •    ] in Toronto, Canada at [    •    ], local time, on [    •    ], and at any adjournments or postponements thereof. The Meeting is being called to consider the following matters:

  Proposal 1—an amendment to the US Gold Articles of Incorporation to create a new class of US Gold stock comprised of one share of preferred stock, designated as Series B Special Voting Preferred Stock, no par value, to be issued in connection with the Arrangement and for the purposes further described in this proxy statement;

  Proposal 2—an amendment to the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares;

  Proposal 3—the issuance of exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes Options, in connection with the Arrangement;

  Proposal 4—an amendment to the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc., which will be filed after completion of the Arrangement;

  Proposal 5—the amendment and restatement to the US Gold Equity Incentive Plan as described in more detail elsewhere in this proxy statement; and

  Proposal 6—the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of Proposals 1 through 5.

        The passage of Proposals 1, 2 and 3, the Arrangement Proposals, is necessary for US Gold to complete the transaction with Minera Andes. See "The Arrangement" starting on page 62, "The Arrangement Agreement" starting on page 85 and "Structure of the Arrangement" starting on page 102 for further information about the Arrangement. Therefore, the Arrangement cannot be completed as currently contemplated unless US Gold shareholders and the holders of the 2007 Exchangeable Shares, voting together as a single class, approve each of the Arrangement Proposals.

 Record Date and Outstanding Shares

        All holders of record of US Gold common stock or 2007 Exchangeable Shares, other than US Gold or any of its subsidiaries, at the close of business on [    •    ], the record date, are entitled to notice of, to attend, and to vote on the proposals at, the Meeting, or any adjournment or postponement thereof. On the record date, there were [    •    ] shares of US Gold common stock and [    •    ] 2007 Exchangeable Shares outstanding and entitled to vote together as a single class at the Meeting.

Voting

        Each holder of US Gold common stock is entitled to one vote for each share of US Gold common stock held as of the close of business on the record date. Each holder of 2007 Exchangeable Shares, other than US Gold or any of its subsidiaries, is entitled to one vote for each such exchangeable share held as of the close of business on the record date.

        If you are a holder of record of US Gold common stock, you can vote in any one of the following ways:

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  by signing and returning the proxy card in the enclosed postage pre-paid addressed envelope;

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  on the Internet or by telephone by following the instructions on the enclosed proxy card; or

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  by attending the Meeting and voting in person.

        If your stock is held in the name of an Intermediary, you must present a proxy from the Intermediary in order to verify that the Intermediary has not voted your shares on your behalf.

        Shares of US Gold common stock represented by properly executed proxies received before the Meeting will be voted at the Meeting in the manner specified on the proxies. Physical proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted "FOR" each of the proposals presented at the Meeting.

        If you are a holder of record of 2007 Exchangeable Shares, you can vote your 2007 Exchangeable Shares in any one of the two following ways:

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  by signing and returning the enclosed voting instruction form to the Trustee. This form permits you to instruct the Trustee to vote at the Meeting. The Trustee must receive your voting instruction by 5:00 p.m. ([    •    ] time) on [    •    ], 2011 at the address indicated on the voting instruction form. This will give the Trustee time to tabulate the voting instructions and vote on your behalf; or

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  by attending the Meeting and voting in person, if you instruct the Trustee (by following the procedures set forth in the enclosed voting instruction form) to give you or your designee a proxy to exercise the voting rights personally at the Meeting. You may also instruct the Trustee to give a proxy to a designated representative of US Gold to exercise such voting rights.

        Only holders of the 2007 Exchangeable Shares whose names appear on the records of 2007 Acquisition Co. as the registered holders of the 2007 Exchangeable Shares as of the record date are entitled to instruct the Trustee as to how to exercise voting rights in respect of their 2007 Exchangeable Shares at the Meeting. If on the record date your 2007 Exchangeable Shares were held, not in your name, but rather in an account at an Intermediary, then these proxy materials are being forwarded to you by that organization. The Intermediary holding your account is considered to be the shareholder of record for purposes of instructing the Trustee as to how to vote your 2007 Exchangeable Shares. As a beneficial owner, you have the right to direct the Intermediary regarding how to instruct the Trustee as to how to vote your 2007 Exchangeable Shares.

Voting of Proxies

        Shares of US Gold common stock represented by properly executed proxies received before the Meeting will be voted at the Meeting in the manner specified on the proxies. Physical proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted "FOR" each of the proposals presented at the Meeting.

        The Trustee will vote the 2007 Exchangeable Shares in the manner specified on properly executed and timely submitted voting instructions to the Trustee from the holders of such 2007 Exchangeable Shares.

        Your vote is important.    Accordingly, if you are a holder of US Gold common stock, please submit your proxy by telephone, through the Internet or by mail, whether or not you plan to attend the Meeting in person. Such proxies must be received by 11:59 p.m. Eastern Time on [    •    ], 2011. If your shares of stock are held by an Intermediary, please provide a proxy from such Intermediary or direct the Intermediary how to vote your shares.

        If you are a holder of record of 2007 Exchangeable Shares, please submit your voting instruction to the Trustee, whether or not you plan to attend the Meeting in person. The Trustee must receive your voting instruction by 5:00 p.m. ([    •    ] time) on [    •    ], 2011 at the address indicated on the voting instruction form. If your 2007 Exchangeable Shares are held by an Intermediary, please direct the Intermediary how to instruct the Trustee as to how to vote your 2007 Exchangeable Shares.

Revocation of Proxies

        You may revoke your proxy and/or change your vote at any time before your shares are voted at the Meeting.

        If you are a holder of record of US Gold common stock, you can revoke your proxy and/or change your vote by:

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  sending a written notice stating that you revoke your proxy to US Gold at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3, Attn: Corporate Secretary, as long as the notice bears a date subsequent to the date of the proxy and is received no later than two business days prior to the Meeting;

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  submitting a valid, later-dated proxy by mail, telephone or through the Internet that is received prior to the Meeting; or

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  attending the Meeting and voting by ballot in person. Your attendance at the Meeting will not, by itself, revoke any proxy that you have previously given. You must notify a representative of US Gold at the Meeting of your desire to revoke your proxy and vote in person.

        If you are a holder of record of 2007 Exchangeable Shares, you can revoke your voting instructions and/or change your vote by:

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  sending a written notice to the Trustee stating that you revoke your voting instructions and instructing the Trustee to not vote your 2007 Exchangeable Shares, as long as the notice bears a date subsequent to the date of the voting instructions and is received no later than 5:00 p.m. ([    •    ] time) on [    •    ], 2011 at the address indicated on the voting instruction form; or

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  submitting a valid, later-dated signed voting instruction form to the Trustee at the address indicated on the voting instruction form by 5:00 p.m. ([    •    ] time) on [    •    ], 2011.

        If you have instructed an Intermediary to vote your shares, you must follow directions received from the Intermediary to change those instructions.

Voting in Person

        US Gold shareholders may vote in person at the Meeting even if they already have provided their proxy in the manner described in this proxy statement and in the accompanying proxy card. Such shareholders must notify a representative of US Gold at the Meeting of their desire to revoke their proxy and vote in person. Please note that US Gold shares may only be voted by the record owner of the shares, so US Gold shareholders whose shares are held in the name of an Intermediary and who wish to vote those shares in person at the Meeting must obtain a valid proxy from the Intermediary in order to vote the shares in person at the Meeting.

        Holders of 2007 Exchangeable Shares may vote in person at the Meeting if they instruct the Trustee (by following the procedures set forth in the voting instruction form) to give them or their designee a proxy to exercise the voting rights personally at the Meeting.

 Votes Required

        Assuming the presence of a quorum, the following vote is required for each proposal:

  •
  The approval of Proposal 1 (proposal to amend the US Gold Articles of Incorporation to create a new class of US Gold stock comprised of one share of preferred stock designated as Series B Special Voting Preferred Stock, no par value) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

  •
  The approval of Proposal 2 (proposal to amend the US Gold Articles of Incorporation to increase the authorized shares of common stock of US Gold from 250,000,000 shares to 500,000,000 shares) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

  •
  The approval of Proposal 3 (proposal to issue exchangeable shares of Canadian Exchange Co. and shares of common stock of US Gold issuable upon exchange of such exchangeable shares and exercise of Minera Andes Options, in connection with the Arrangement) requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

    Furthermore, pursuant to MI 61-101 approval of Proposal 3 also requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class, excluding shares of US Gold common stock and 2007 Exchangeable Shares held by persons whose votes may not be included in determining minority approval pursuant to MI 61-101. To the knowledge of US Gold, 28,553,360 shares are held by persons whose votes may not be included in determining the minority approval set out above, comprised of 28,477,527 shares held by Robert R. McEwen, Chairman and Chief Executive Officer of US Gold and Minera Andes, 16,833 shares held by Perry Ing, an officer of US Gold and Minera Andes, 15,000 shares held by Ian Ball, an officer of US Gold who holds common shares of Minera Andes, 42,000 shares held by Stefan Spears, an officer of US Gold who holds common shares of Minera Andes, and 2,000 shares held by Allan Marter, a director of Minera Andes.

  •
  The approval of Proposal 4 (proposal to amend the US Gold Articles of Incorporation to change the name of US Gold to McEwen Mining Inc. after completion of the Arrangement) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

  •
  The approval of Proposal 5 (proposal to amend and restate the US Gold Equity Incentive Plan) requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

  •
  The approval of Proposal 6 (proposal to adjourn or postpone the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve and adopt any of Proposals 1 through 5) requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

Recommendation of the Special Committee

        Having undertaken a thorough review of, and carefully considered, the Arrangement, as described in the section entitled "The Arrangement—Background to the Arrangement" beginning on page 62, including consulting with independent financial and legal advisors, the Special Committee unanimously concluded that the Arrangement is fair to US Gold, its shareholders and the holders of the 2007 Exchangeable Shares and in the best interests of US Gold and unanimously recommended that the Board approve the Arrangement.

Recommendation of the Board Regarding the Proposals

        The Board has approved the Arrangement and each of the proposals and recommends that US Gold shareholders and the holders of the 2007 Exchangeable Shares vote "FOR" Proposals 1 through 6. The failure to receive shareholder approval of any of the Acquisition Proposals would prevent US Gold from completing the Arrangement as currently contemplated.

        In adopting the Special Committee's recommendations and concluding that the Arrangement is substantively and procedurally fair to US Gold and its shareholders and that the Arrangement is in the best interests of US Gold, the Board considered and relied upon the same factors and considerations that the Special Committee relied upon, as described in the section entitled "The Arrangement—Reasons for the Arrangement" beginning on page 62, and adopted the Special Committee's analyses in their entirety.

Conditions to the Proposals

        If approved by the US Gold shareholders and the holders of the 2007 Exchangeable Shares, Proposals 1, 2, 5 and 6 shall be effective regardless of the outcome of the other proposals. Proposal 3 shall be effective only if the US Gold shareholders and the holders of the 2007 Exchangeable Shares also approve Proposals 1 and 2. Proposal 4 shall be effective only if the US Gold shareholders and the holders of the 2007 Exchangeable Shares also approve Proposals 1, 2 and 3 and the Arrangement is completed.

Vote Tabulation

        Votes cast in person or by proxy at the Meeting will be tabulated by the inspectors of election appointed by the Board for the Meeting.

 Quorum; Abstentions and Broker Non-Votes

        In order to carry on the business of the Meeting, we must have a quorum. Holders of one-third of our common stock issued, outstanding and entitled to vote on the record date, must be present at the Meeting, either in person or by proxy, to establish a quorum. For purposes of establishing a quorum at the Meeting, all issued and outstanding 2007 Exchangeable Shares that are not held by US Gold or any of its subsidiaries shall be treated as common stock of US Gold. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Costs of Solicitation

        This solicitation is being made on behalf of US Gold by the Board, and US Gold will bear the cost of soliciting proxies for the Meeting. Proxies may be solicited by directors, officers or regular employees in person, by personal interview, telephone, electronic mail or otherwise. None of US Gold's directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board.

        US Gold has retained the Solicitor to assist in soliciting proxies for the Meeting and to serve as US Gold's information agent for the Meeting at an estimated fee of $[    •    ] plus reasonable out-of-pocket expenses. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of US Gold common stock and the 2007 Exchangeable Shares held of record by those owners. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Other Business

        We know of no business that will be presented for consideration at the Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Meeting, it is intended that proxies solicited by the Board will be voted according to the best judgment of the proxy holder(s).

Presence of Accountants

        KPMG LLP, our principal accountants for the current fiscal year and for the year ended December 31, 2010, are expected to be present at the Meeting. KPMG LLP will have the opportunity to make a statement if it desires to do so and is expected to be available to respond to appropriate questions.

PROPOSAL 1—AMENDMENT TO ARTICLES OF INCORPORATION TO CREATE AND
DESIGNATE A NEW CLASS OF PREFERRED STOCK

        In connection with Proposals 1 and 2, we will restate the US Gold Articles of Incorporation to consolidate such amendments. The following summary of the amendment described in this proposal is qualified in its entirety by the text of the Second Amended and Restated Articles of Incorporation, which is marked to show the proposed changes to the US Gold Articles of Incorporation and is attached as Annex A to this proxy statement.

        US Gold proposes to effect the Arrangement, whereby it will acquire all of the outstanding common shares of Minera Andes in exchange for exchangeable shares of Canadian Exchange Co. The exchangeable shares are intended to provide their holders with rights which are substantially equivalent to the economic and voting rights of holders of shares of US Gold's common stock. To accomplish this, US Gold will be required to authorize and issue to the exchange and voting trustee one share of preferred stock, designated Series B Special Voting Preferred Stock, which preferred stock will enable the exchange and voting trustee to fulfill its obligation to the holders of exchangeable shares of Canadian Exchange Co. to provide such voting rights. An amendment to the US Gold Articles of Incorporation will be required to authorize and issue this preferred stock.

        The amendment to the US Gold Articles of Incorporation, if approved, would authorize the creation of a new class of preferred stock, no par value, to be designated as Series B Special Voting Preferred Stock. If approved, a single share of Series B Special Voting Preferred Stock would be authorized and following completion of the Arrangement, outstanding. The share of Series B Special Voting Preferred Stock would be entitled to a number of votes with respect to any matter properly submitted to a vote of the holders of US Gold common stock equal to the number of outstanding exchangeable shares of Canadian Exchange Co. (other than those owned by US Gold or its subsidiaries) at the time of such vote, and except as otherwise required by law, the holders of US Gold's common stock, the holders of the 2007 Exchangeable Shares, and the holders of the Series B Special Voting Preferred Stock will vote together as a single class on all matters properly submitted to a vote of the holders of US Gold common stock, including the election of directors. In the event of any liquidation, dissolution or winding up of US Gold, the holder of the share of Series B Special Voting Preferred Stock will not be entitled to receive any assets of US Gold available for distribution to US Gold's shareholders. The share of Series B Special Voting Preferred Stock is not redeemable. The holder of the share of Series B Special Voting Preferred Stock will not be entitled to receive dividends. However, holders of exchangeable shares will be afforded substantially similar rights as holders of US Gold common stock in connection with any liquidation, dissolution or winding up of US Gold, and in the event that dividends are declared and paid with respect to shares of US Gold common stock. At such time as the Series B Special Voting Preferred Stock has no votes attached to it because there are no exchangeable shares of Canadian Exchange Co. outstanding not owned by US Gold or its subsidiaries, and there are no shares of stock, debt, options or other agreements of Canadian Exchange Co. that could give rise to the issuance of exchangeable shares of Canadian Exchange Co. to any person other than US Gold or its subsidiaries, the share of Series B Special Voting Preferred Stock will be cancelled. For additional information concerning the terms of the exchangeable shares, see "The Structure of the Arrangement—Description of Exchangeable Shares" beginning on page 102.

        If this proposal does not receive shareholder approval, US Gold would be prevented from completing the Arrangement as currently contemplated. Assuming the presence of a quorum, the approval of the proposal requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 1.

 PROPOSAL 2—AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED SHARES OF COMMON STOCK

        In connection with Proposals 1 and 2, we will restate the US Gold Articles of Incorporation to consolidate such amendments. The following summary of the amendment described in this proposal is qualified in its entirety by the text of the Second Amended and Restated Articles of Incorporation, which is marked to show the proposed changes to the US Gold Articles of Incorporation and is attached as Annex A to this proxy statement.

        US Gold proposes to effect the Arrangement, whereby it will acquire all of the outstanding common shares of Minera Andes in exchange for exchangeable shares of Canadian Exchange Co. As of October 4, 2011, there were a total of 136,473,613 shares of common stock of US Gold outstanding, 4,264,260 additional shares of common stock of US Gold issuable upon exercise of outstanding options, 3,279,106 shares of common stock of US Gold issuable upon exchange of issued and outstanding 2007 Exchangeable Shares, 1,362,638 shares of US Gold common stock reserved for issuance pursuant to the US Gold Equity Incentive Plan, and 124,500 shares of US Gold common stock to be issued pursuant to a prior purchase agreement. In connection with the Arrangement, US Gold estimates that Canadian Exchange Co. will need to issue approximately 127,326,984 exchangeable shares to acquire all of the issued and outstanding capital stock of Minera Andes, which exchangeable shares will be exchangeable for the same number of shares of common stock of US Gold and all outstanding Minera Andes Options will be exercisable to acquire a total of approximately 1,906,650 shares of common stock of US Gold. Upon completion of the Arrangement, there will be a total of 273,375,113 shares of common stock of US Gold outstanding or issuable pursuant to a prior purchase agreement or upon exercise or exchange of outstanding options, exchangeable shares and 2007 Exchangeable Shares and an additional 1,362,638 shares reserved for issuance under the US Gold Equity Incentive Plan as amended, as described in Proposal 5. However, the US Gold Articles of Incorporation authorize the issuance of only 250,000,000 shares of common stock and therefore US Gold must increase to number of authorized shares of common stock to complete the Arrangement. Therefore, US Gold proposes to amend the US Gold Articles of Incorporation to increase the number of authorized shares of its common stock from 250,000,000 shares to 500,000,000 shares to (i) ensure that US Gold has enough authorized common stock to issue upon the exchange of the exchangeable shares of Canadian Exchange Co. for shares of common stock of US Gold and exercise of Minera Andes Options, and (ii) provide for approximately 226,749,387 shares of authorized but unissued common stock, including 5,862,638 shares reserved for issuance under the Amended and Restated US Gold Equity Incentive Plan if Proposal 5 is approved, that the Board may issue in the future in its discretion, subject to any shareholder approval required by law. An amendment to the US Gold Articles of Incorporation will be required increase the authorized shares of common stock of US Gold. If this proposal does not receive shareholder approval, US Gold would be prevented from completing the Arrangement as currently contemplated.

        Assuming the presence of a quorum, the approval of this proposal requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 2.

 PROPOSAL 3—ISSUANCE OF STOCK IN CONNECTION WITH THE ACQUISITION OF
MINERA ANDES

        We currently estimate that, in connection with the Arrangement, an aggregate of up to approximately 127,326,984 exchangeable shares will be issued by Canadian Exchange Co. and the same number of shares of US Gold common stock will be reserved for issuance in connection with the exchange of exchangeable shares of Canadian Exchange Co. plus an additional 1,906,650 shares of US Gold common stock will be reserved for issuance upon exercise of Minera Andes Options. US Gold common stock is traded on the TSX and on the NYSE. Because the shares of Canadian Exchange Co. that we expect to issue in connection with the Arrangement are exchangeable, upon the terms and conditions described herein, into approximately 127,326,984 shares of US Gold common stock, which represents more than 20% of the shares and voting power of US Gold currently issued and outstanding, Section 312.03 of the NYSE Listed Company Manual requires that holders of US Gold common stock approve the Stock Issuance. In addition, NYSE listing standards require shareholder approval of the Stock Issuance because Canadian Exchange Co., in connection with the Arrangement, will issue a number of exchangeable shares that are exchangeable into more than 1% of the currently issued and outstanding shares of common stock of US Gold to Robert R. McEwen, the Chairman, the Chief Executive Officer and a substantial security holder of US Gold.

        The Board has approved the acquisition of all of the outstanding common shares of Minera Andes pursuant to the Arrangement, the issuance, in connection with the Arrangement, of exchangeable shares of Canadian Exchange Co., which exchangeable shares are immediately exchangeable at the holders' option on a one-for-one basis into shares of common stock of US Gold and the issuance of the shares of US Gold common stock issuable upon exchange of the exchangeable shares or exercise of Minera Andes Options. Additional information regarding the Arrangement and related matters is included in this proxy statement under "The Arrangement—Background of the Arrangement" beginning on page 62, "The Arrangement—Reasons for the Arrangement" beginning on page 62, "The Arrangement—Formal Valuation and Fairness Opinion of Special Committee's Financial Advisor" beginning on page 73, "The Arrangement" beginning on page 62, "The Arrangement Agreement" beginning on page 85 and "Structure of the Arrangement" beginning on page 102 and additional information regarding Minera Andes is included in this proxy statement under "Information About Minera Andes" beginning on page 113.

        Assuming the presence of a quorum, the approval of this proposal requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

        Furthermore, pursuant to MI 61-101 approval of this proposal also requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class, excluding shares of US Gold common stock and 2007 Exchangeable Shares held by persons whose votes may not be included in determining minority approval pursuant to MI 61-101. See "The Meeting—Votes Required" beginning on page 42.

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 3.

 PROPOSAL 4—AMENDMENT TO US GOLD ARTICLES OF INCORPORATION TO CHANGE THE
NAME OF US GOLD TO MCEWEN MINING INC.

        The following summary of the amendment described in this proposal is qualified in its entirety by the text of the First Amendment to the Second Amended and Restated Articles of Incorporation, which is attached as Annex B to this proxy statement.

        US Gold proposes to change its name to McEwen Mining Inc. if the Arrangement is completed. An amendment to US Gold's Articles of Incorporation will be required to effect this name change. The name change will be effected only if the Arrangement is completed. Therefore, this proposal will only be effective if the US Gold shareholders and the holders of the 2007 Exchangeable Shares, voting together as a single class, approve each of the Arrangement Proposals. The amendment to the Second Amended and Restated Articles of Incorporation, if approved, will be filed with the Secretary of State of the State of Colorado after completion of the Arrangement. In connection with the name change of US Gold to McEwen Mining Inc., the trading symbol for US Gold common stock on NYSE and TSX will be changed from "UXG" to "MUX".

        Assuming the presence of a quorum, the approval of this proposal requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 4.

PROPOSAL 5—AMENDMENT AND RESTATEMENT OF US GOLD EQUITY INCENTIVE PLAN

        We are asking our stockholders to approve amendments to US Gold's Equity Incentive Plan (the "US Gold Plan") to increase the number of shares of common stock reserved for issuance thereunder from 9,000,000 to 13,500,000 shares, as well as the other changes outlined below. Below is a summary of the principal provisions of the US Gold Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the US Gold Plan, as amended, which is attached as Annex H to this proxy statement. We refer to the amended and restated US Gold Plan as the "Restated Plan" below.

Background

        Effective March 17, 1989, the Board adopted the U.S. Gold Corporation Non-Qualified Stock Option and Stock Grant Plan, or the "US Gold Plan." On October 3, 2005, the Board amended the US Gold Plan to provide for an increase in the number of authorized shares from 3,500,000 to 5,000,000. Our shareholders approved this amendment on November 14, 2005. On October 19, 2006, the Board approved the amendment and restatement of the US Gold Plan to provide for the grant of incentive options and restricted stock; increase the number of shares of US Gold common stock reserved for issuance under the US Gold Plan by 4,000,000, for a total of 9,000,000 shares; limit stock option grants in a single year to an individual to no more than 1 million shares as well as other changes. Our shareholders approved the amendment and restatement on November 30, 2006.

        On October 4, 2011, the Board approved the Restated Plan to:

  (1)
  increase the number of shares reserved for issuance under the Restated Plan to 13.5 million;

  (2)
  prohibit option repricing without shareholder approval;

  (3)
  provide that options will count against the authorized share limit differently than restricted stock awards and other full value awards (a so-called "fungible share pool");

  (4)
  prohibit net share counting of awards; and

  (5)
  provide for termination of the Restated Plan on October 4, 2021.

        The Board of Directors believes that granting stock options, restricted stock and stock awards to employees, directors, consultants and advisors is necessary to attract and retain the services of qualified people who contribute and will contribute to US Gold's success. US Gold's compensation program is intended, among other things, to align the interests of our directors, employees and consultants with the interests of our shareholders, and the compensation program is designed to reward performance that supports US Gold's principle of building long-term shareholder value. As part of this compensation program, we currently award stock options and stock awards under the US Gold Plan. As of October 4, 2011, there were 1,362,638 shares available for issue under the US Gold Plan. Accordingly, unless our shareholders approve the increase in shares reserved for issuance under the Restated Plan, we will be limited in our ability to make equity awards to our employees, directors, consultants and advisors.

        Pursuant to the rules of NYSE, Shareholder approval is required for the amendments.

The Board has recommended that US Gold shareholders and the holders of the 2007 Exchangeable Shares vote "FOR" approval of the Restated Plan.

 Summary of the Restated Plan

Administration of the Restated Plan

        The Board, or a committee appointed by the Board, administers the Restated Plan. In this discussion, the administrator of the Restated Plan is referred to as the committee.

        The committee has the power to select the participants to be granted awards, determines the time or times when awards will be made, and determines the form of an award, the number of shares of our common stock subject to the award, and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of awards, including the time and conditions of exercise or vesting. Incentive options may be granted only to employees. Non-qualified options, restricted stock, and other stock grants may be made to employees, directors, consultants and advisors.

        The Restated Plan provides that the committee may delegate authority to specified officers to grant options and other awards, provided that no grants of options or other awards may be made by such specified officers to any employee, consultant or advisor who is covered by Section 16(b) of the Exchange Act or whose compensation is, or may become, subject to the $1 million limit on deductible compensation under Section 162(m) of the Code. At this time, the committee has not made such a delegation.

Shares Subject to the Plan

        There are currently 9,000,000 shares of common stock reserved for the grant of awards under the US Gold Equity Plan. If the proposal is approved, 4,500,000 additional shares of common stock will be reserved for grant under the Restated Plan. After considering exercises and forfeitures under the US Gold Equity Plan, as of October 4, 2011, there were 1,362,638 million shares of common stock available for grant under the US Gold Equity Plan. If the proposal is approved, we will have 5.86 million shares available for grants under the Restated Plan.

Share Usage

        Shares of our common stock that are subject to awards will be counted against the Restated Plan share limit as one share for every one share subject to the award. Any shares of stock that are subject to awards other than options shall be counted against the Restated Plan share limit as three shares for every one share subject to the award. The number of shares available for issuance under the Restated Plan shall not be increased by the number of shares (1) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option, (2) deducted or delivered from payment of an award in connection with US Gold's tax withholding obligations or (3) purchased by US Gold with proceeds from option exercises.

Adjustment of Shares

        The number of shares available under and subject to the Restated Plan, and each share reserved for issuance under the Restated Plan, are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. Any shares of our common stock related to awards that terminate by expiration, forfeiture, cancellation or otherwise will be available again for grant under the Restated Plan.

Exercise of Options

        The committee determines the exercise price for each option, but no option will be granted at an exercise price that is less than the fair market value of our common stock on the date of grant (at least 110% of the fair market value of our common stock on the date of grant in the case of an incentive option granted to an individual who owns stock of US Gold having more than 10% of the voting power). An option holder may exercise an option by written notice and payment of the exercise price in cash or by check, bank draft or money order payable to the order of us, or a combination of the foregoing. In addition, an option may be exercised by a broker-dealer acting on behalf of the participant if the broker-dealer has received from the participant a notice of exercise and adequate provision has been made with respect to the payment of any withholding taxes due upon exercise. If the exercise price of the shares being purchased is $2,000 or less, the exercise price must be paid in cash or by check, bank draft or money order payable to the order of us.

Option Term

        The committee determines the period and the conditions of exercisability, the minimum periods during which participants must be employed by us or must hold options before they may be exercised, the minimum periods during which shares acquired upon exercise must be held before sale, conditions under which the options or shares may be subject to forfeiture, the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time. Incentive options must expire no later than 10 years from the date of grant (five years in the case of an incentive option granted to an individual who owns stock of US Gold having more than 10% of the voting power). If a participant's employment terminates for any reason other than cause or death, the participant will be entitled to purchase all or any part of the shares subject to any vested option for a period of up to three months from the date of termination (not longer than one year in the case of death). If the participant's employment terminates for cause, as determined by us, the unexercised option will be forfeited and expire.

Restricted Stock

        The committee may grant a participant a number of shares of restricted stock as determined by the committee in its sole discretion. Grants of restricted stock may be subject to such restrictions, including for example, continuous employment with us for a stated period of time or the attainment of performance goals and objectives, as determined by the committee in its sole discretion. The restrictions may vary among awards and participants. If a participant dies or becomes disabled or retires pursuant to our retirement policy, the restricted stock will become fully vested as to a pro rata portion of each award based on the ratio of the number of months of employment or service completed at termination of employment or service from the date of the award to the total number of months of employment or service required for each award to become fully vested. The remaining portion of the restricted stock will be forfeited. If a participant terminates employment for any other reason, all unvested shares of restricted stock will be forfeited.

Stock Grants

        The committee may grant shares of our common stock to participants. The committee determines the number of shares of our common stock to be granted, the vesting conditions and other restrictions, if any, the time and manner of payment, and any other terms and conditions of the stock grants. The committee may also, in its sole discretion, accelerate vesting and waive other restrictions and conditions under such circumstances as it deems appropriate.

Nontransferability

        Except as may otherwise be provided by the committee at the time of a grant, options and restricted stock awards are not transferable except by will or pursuant to the laws of descent and distribution.

Amendment and Termination

        The Board may alter, suspend or terminate the Restated Plan at any time and may, from time to time, amend the Restated Plan in any manner, but may not without shareholder approval adopt any amendment that would increase the aggregate number of shares of common stock available under the Restated Plan or modify any provision of the Restated Plan that would materially increase the benefit or rights of any participant in the Restated Plan. In addition, no amendment may be made to the no-repricing provisions described below without the approval of US Gold's shareholders. The rules of the NYSE, on which our common stock is listed, require shareholder approval of material amendments to the Restated Plan. Unless terminated sooner, the Restated Plan will terminate on October 4, 2021.

No-Repricing

        Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding option, including by replacement with or substitution of another award type, that would be treated as a repricing under applicable stock exchange rules or would replace options with cash, in each case without the approval of the shareholders (although appropriate adjustments may be made to outstanding options to achieve compliance with applicable law, including the Code).

Change of Control

        Upon the occurrence of a corporate transaction involving a change of control of US Gold, as defined in the Restated Plan, the committee may take any one or more of the following actions with respect to outstanding awards under the Restated Plan:

  •
  provide that any or all options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

  •
  provide that any or all restrictions with respect to restricted stock and other awards shall lapse;

  •
  provide for the assumption of the outstanding options by the successor company or the substitution of new options for the outstanding options on terms comparable to the outstanding options; or

  •
  make any other provision for outstanding awards as the committee deems appropriate and consistent with applicable law.

        The committee may also provide that any awards that are outstanding at the time the corporate transaction is closed shall expire at the time of the closing. The committee need not take the same action with respect to all outstanding awards or to all outstanding awards of the same type.

Limitations on Grants

        The maximum number of shares of common stock subject to options that can be awarded under the Restated Plan to any person is 500,000 per calendar year. The preceding limitation is subject to adjustment for stock dividends and similar events as provided in the Restated Plan.

 Federal Income Tax Consequences of the Grant and Exercise of Options

        Certain of the federal income tax consequences applicable to the grant and exercise of non-qualified options and incentive options are as follows:

Non-Qualified Options

        There are no income tax consequences to the participant or to us when a non-qualified option is granted. When a non-qualified stock option is exercised, in general, the participant recognizes compensation, subject to wage withholding and income tax, equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary, necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

Incentive Options

        When an incentive option is granted, there are no income tax consequences for the participant or us. When an incentive option is exercised, the participant does not recognize income and we do not receive a deduction. The participant, however, must treat the excess of the fair market value of our common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the participant makes a "disqualifying disposition" of the common stock (described below) in the same taxable year the incentive option was exercised, there are no alternative minimum tax consequences.

        If the participant disposes of our common stock after the participant has held it for at least two years after the incentive option was granted and at least one year after the incentive option was exercised, the amount the participant receives upon the disposition over the exercise price is treated as capital gain. We are not entitled to a deduction for this amount. If the participant makes a "disqualifying disposition" of common stock by disposing of common stock before it has been held for at least two years after the date the incentive option was granted and at least one year after the date the incentive option was exercised, the participant recognizes compensation income equal to the excess of:

  •
  the fair market value of common stock on the date the incentive option was exercised or, if less, the amount received on the disposition, over

  •
  the exercise price.

        We are not required to withhold income or other taxes in connection with a "disqualifying disposition." We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary, necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

Code Section 409A

        Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are currently includible in gross income to the extent they are not subject to a substantial risk of forfeiture and have not been taxed previously unless the plan satisfies both the plan document and operational requirements specified in Section 409A of the Code. If the deferred compensation plan fails to satisfy the requirements of Section 409A, all amounts deferred for the year of the failure and all preceding years (to the extent they are not subject to a substantial risk of forfeiture) are included in the gross income of the participant(s) affected by the failure. The amount included in gross income is also subject to an additional tax equal to 20% of that amount and to interest. Incentive options are not subject to Section 409A. We expect to administer the Restated Plan with the intention that non-qualified options will qualify for an exemption from Section 409A of the Code.

Code Section 162(m)

        Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our chief executive officer or any one of the three highest paid executive officers (other than the chief financial officer) who were employed by us on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by our shareholders, is not subject to this limitation on deductibility. It is our intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

New Plan Benefits

        All future awards under the Restated Plan are within the discretion of the Board or the Compensation Committee. The number, type and benefits of awards that will be granted under the Restated Plan in the future are not determinable.

Securities Authorized for Issuance Under Equity Compensation Plans

        Set out below is information as of December 31, 2010 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance. This information relates to the US Gold Equity Plan.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	3,086,001		$2.02	2,309,638
Equity compensation plans not approved by security holders	464,668	(1)	$5.01	—

TOTAL	3,550,669			2,309,638

(1)
In connection with the acquisition of White Knight Resources Ltd., Nevada Pacific Gold Ltd. and Tone Resources Limited (the "Acquired Companies") in 2007, we assumed stock options covering 812,918 shares of our common stock. Following the exercise of 170,125 options during 2007, expiration of 34,500 options during 2008, and exercise of 143,625 options during 2010, a total of 464,668 options remained exercisable at December 31, 2010.

        The options that we assumed in connection with the acquisition of the Acquired Companies were not approved by our security holders. These options are exercisable at prices ranging from Cdn$4.30 to Cdn$6.70 and expire on dates from 2014 to 2017. The weighted-average exercise price of these options reflects the original exercise price of the options, modified to reflect the exchange ratios associated with the acquisitions. We are not authorized to issue any additional options under any of these plans.

 Vote Required

        Assuming the presence of a quorum, the approval of this proposal requires (i) that the total number of votes cast on the proposal represents at least a majority of the shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class, entitled to vote on the proposal, and (ii) the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions will be treated as votes cast on this proposal and thus will have the effect of a vote "AGAINST" this proposal. Broker non-votes will be counted as shares entitled to vote on the proposal but will not be treated as votes cast on this proposal and thus will have a negative impact on satisfying the requirement described in the preceding clause (i).

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 5.

PROPOSAL 6—ADJOURNMENT OR POSTPONEMENT OF THE MEETING TO SOLICIT ADDITIONAL PROXIES

        Any adjournment or postponement may be made without advance notice by an announcement made at the Meeting by the chairman of the Meeting. If persons named as proxies by you are asked to vote for one or more adjournments or postponements of the Meeting for matters incidental to the conduct of the Meeting, such persons will have the authority to vote in their discretion on such incidental matters. However, if persons named as proxies by you are asked to vote for one or more adjournments or postponements of the Meeting to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt Proposals 1 through 5, such persons will only have the authority to vote on such matter as instructed by you or your proxy, or, if no instructions are provided on your signed proxy card, in favor of such adjournment or postponement. Any adjournment or postponement of the Meeting for the purpose of soliciting additional proxies will allow US Gold's shareholders and the holders of the 2007 Exchangeable Shares who have already sent in their proxies to revoke them at any time prior to their use.

        Assuming the presence of a quorum, the approval of this proposal requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class. Abstentions and broker non-votes will not be treated as votes cast on this proposal and thus will have no effect on the outcome of this proposal.

The Board recommends that US Gold shareholders and
the holders of the 2007 Exchangeable Shares vote "FOR" Proposal 6.

 INFORMATION ABOUT THE COMPANIES

About US Gold

        US Gold is a precious metals exploration stage company engaged in the business of acquiring, exploring, and developing mineral properties in the U.S. and Mexico. US Gold was organized under the laws of the State of Colorado on July 24, 1979 under the name Silver State Mining Corporation. On June 21, 1988, US Gold changed its name to U.S. Gold Corporation and on March 16, 2007, US Gold changed its name to US Gold Corporation. US Gold presently holds an interest in numerous properties in Nevada and Mexico, jurisdictions that have been historically favorable to mining. US Gold is currently in the exploration stage and has not generated revenue from operations since 1990.

        US Gold holds interests in approximately 1,525 square miles of mineral concessions in west central Mexico. Its primary property in Mexico is the El Gallo Complex, located in Sinaloa state on the Sierra Madre Trend, a geological area of significant gold and silver mineralization. In 2010, US Gold completed two estimates of mineralized material on the El Gallo Complex and in February 2011, US Gold completed a Preliminary Economic Assessment. US Gold intends to complete a feasibility study at the El Gallo Complex by mid 2012 and on August 31, 2011 announced the commencement of work towards the first phase of production on the property. Over the next two years, US Gold estimates it will spend approximately $150 million on development and exploration at the El Gallo Complex, which will mainly consist of infrastructure related to production and exploration drilling.

        US Gold holds interests in approximately 254 square miles in Nevada, United States. The majority of US Gold's Nevada properties, including its interests in the Tonkin Complex and Gold Bar Project, are located along the Cortez Trend, in north central Nevada. US Gold also owns property, including the Limo Project, on the southern end of the Carlin Trend. Both the Cortez Trend and Carlin Trend are geological areas of significant gold discoveries. In 2006, US Gold commenced comprehensive exploration of its Tonkin property in an effort to identify additional mineralized material. From 2008 through 2009, US Gold drilled various targets on US Gold's Gold Bar and Limo Projects, as well as expanded the quantity of estimated mineralized material at the Gold Bar Project in updated technical reports. In 2010, US Gold completed a Preliminary Economic Assessment for the Gold Bar Project and expects to complete a pre-feasibility study on the property during the last quarter of 2011. Over the next two years, US Gold estimates it will spend approximately $20 million on exploration on the Gold Bar Project, Limo Project and at other targets in Nevada.

        In July 2011, US Gold and Select Resources Corporation, Inc. ("Select") signed a four-year Exploration Lease and Purchase Option Definitive Agreement (the "Definitive Agreement") with respect to the Richardson Mineral Project ("Richardson") in the Tintina Gold Belt of Alaska. Under the terms of the Definitive Agreement, US Gold will acquire an exploration lease for Richardson, and an exclusive option to purchase a 60% interest in the project and enter into a joint venture with Select. US Gold's option vests upon completion of $5 million in exploration expenditures and 30,000 feet of core drilling during the term of the Definitive Agreement. The Richardson project is located 70 miles (115 kilometers) southeast of Fairbanks, Alaska, and covers an area of approximately 52 square miles (136 square km). Historically the Richardson District has been a producer of placer gold (est. since 1905) with some small lode gold production. Virtually all of the lode exploration has been conducted by or on behalf of Select between 1987 and 2005. US Gold's focus is on discovering a new major intrusive-related gold system similar to that at the Pogo Mine owned by Sumitomo, which is approximately 45 miles (75 km) northeast of Richardson. It is believed that the Richardson project hosts at least three distinctly different types of intrusive-related gold systems. US Gold is currently conducting field sampling and reconnaissance exploration activities as well as airborne geophysics. Core drilling is planned later in the current 2011 drill season.

        US Gold's common stock is listed on the TSX and the NYSE under the symbol "UXG." If the Arrangement is completed, US Gold will change its name to McEwen Mining Inc. and the trading

symbol of US Gold common stock on the NYSE and the TSX will be changed to "MUX." As of market close on the record date, [    •    ], 2011, the closing price of US Gold common stock on the NYSE was $[    •    ] and there was a total of [    •    ] shares of US Gold common stock outstanding.

        US Gold's principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866) 441-0690. US Gold's website is www.usgold.com. Information contained on the website is not incorporated by reference into this proxy statement and you should not consider information contained on the website as part of this proxy statement. US Gold is subject to the reporting requirements of the Exchange Act and, as such, it files or furnishes reports and other information with the SEC from time to time. More information about US Gold is available and incorporated by reference into this proxy statement as described in the sections below entitled "Where You Can Find Additional Information" and "Incorporation of Certain Documents by Reference" beginning on page 192.

About Minera Andes

        Minera Andes is an exploration company exploring for gold, silver and copper in Argentina with three significant assets: (i) a 49% interest in MSC, owner of the San José Mine; (ii) a 100% interest in the Los Azules copper deposit; and (iii) a portfolio of exploration properties in Deseado Massif region of Southern Argentina. The San José Mine is an operating silver-gold mine located in Santa Cruz Province, Argentina. The San José Mine is a joint venture pursuant to which title to the assets is held by MSC, an Argentinean company owned 49% by Minera Andes and 51% by Hochschild. In the fiscal year ended December 31, 2010, the San José Mine produced 84,303 ounces of gold, at average grade per tonne of ore processed of 6.14 grams of gold per tonne, and 5,323,842 ounces silver, at an average grade per tonne of ore processed of 397 grams of silver per tonne.

        Minera Andes was formed upon the amalgamation of Scotia Prime Minerals, Incorporated and Minera Andes Inc. pursuant to the ABCA on November 6, 1995. The head office of Minera Andes is located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3, and its principal place of business is located at Abraham Pizzi 5045, Barrio San Roberto—Dep. Rivadavia (5400) San Juan, Argentina. Minera Andes' registered and records office and address for service is 3700-205 5 Avenue S.W., Calgary, Alberta, T2P 2V7, Canada. Minera Andes' website is www.minandes.com. Information contained on the website is not incorporated by reference into this proxy statement and you should not consider information contained on the website as part of this proxy statement. Minera Andes is a reporting issuer in each of the provinces of Canada other than Quebec and files its continuous disclosure documents with the securities regulatory authorities in those provinces via SEDAR. Such documents are available without charge at www.sedar.com. In addition, Minera Andes is a foreign private issuer in the U.S. and therefore files various reports with the SEC. Such reports are available at the SEC's Public Reference Room and online at http://www.sec.gov. See the section below entitled "Where You Can Find Additional Information" beginning on page 192. The documents that Minera Andes files on SEDAR and with the SEC are not incorporated by reference into this proxy statement and you should not consider such information as part of this proxy statement. Minera Andes' common shares are listed on the TSX under the symbol "MAI" and quoted on the OTCBB under the symbol "MNEAF." As of market close on the record date, [    •    ], 2011, the closing price of Minera Andes common stock on the TSX was Cdn$[    •    ] and there was a total of [    •    ] Minera Andes shares outstanding.

        Additional information regarding Minera Andes is included under "Information About Minera Andes" in this proxy statement beginning on page 113.

 About Canadian Exchange Co.

        US Gold's indirect wholly-owned subsidiary, McEwen Mining—Minera Andes Acquisition Corp., or Canadian Exchange Co., is a corporation US Gold incorporated under the ABCA solely for the purpose of the Arrangement. Canadian Exchange Co. has no significant assets and has not engaged in any business operations or other activities to date and will not engage in any business operations or activities. In connection with the Arrangement, among other things, Canadian Exchange Co. will obtain the benefit of a support agreement with US Gold, to the extent the Arrangement is completed, and will acquire common shares of Minera Andes.

        Canadian Exchange Co. is authorized to issue the exchangeable shares, as described in the sections entitled "Structure of the Arrangement—Background and Reason for the Issuance of Exchangeable Shares" and "Structure of the Arrangement—Description of Exchangeable Shares" beginning on page 102. In connection with the Arrangement, Canadian Exchange Co. will issue 0.45 exchangeable shares in exchange for each issued and outstanding common share of Minera Andes. The exchangeable shares are exchangeable into shares of US Gold's common stock on a one-for-one basis at any time at the option of the holder of exchangeable shares and will have substantially the same economic, voting and other rights as US Gold's common stock and will be permitted to vote along with the holders of US Gold common stock, counted as a single class with US Gold common stock and the 2007 Exchangeable Shares. The exchangeable shares will be listed on the TSX, and the listing is a condition to the completion of the Arrangement. The exchangeable shares will not be listed on a securities exchange in the United States. The trading symbol for the exchangeable shares of Canadian Exchange Co. on the TSX will be "MAQ".

        Canadian Exchange Co.'s principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866) 441-0690.

About Callco

        US Gold's direct wholly-owned subsidiary, McEwen Mining (Alberta) ULC, or Callco, is a corporation incorporated under the ABCA solely for the purpose of the Arrangement. Callco has no significant assets and has not engaged in any business operations or other activities to date and will not engage in any business operations or activities. In connection with the Arrangement, among other things, Callco will obtain the benefit of a support agreement with US Gold and will hold certain call rights related to the exchangeable shares and hold the voting shares of Canadian Exchange Co.

        Callco will hold certain call rights related to the exchangeable shares of Canadian Exchange Co., as described in the section entitled "Structure of the Arrangement—Description of the Exchangeable Shares" beginning on page 102.

        Callco's principal executive offices are located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3 and its telephone number is (866) 441-0690.

COMPARATIVE PER SHARE INFORMATION

        The following table summarizes unaudited per share information for:

  •
  US Gold and Minera Andes separately on a historical basis; and

  •
  US Gold and Minera Andes on an equivalent unaudited pro forma combined condensed basis.

        The pro forma information presented below is presented in accordance with US GAAP and in U.S. dollars. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the actual operating results or financial position that would have resulted if US Gold and Minera Andes had combined at the beginning of the period presented, nor is it necessarily indicative of any future operating results or financial position of US Gold if combined with Minera Andes. For additional information concerning the basis of presentation of the pro forma combined consolidated financial information, see the notes to the unaudited pro forma combined consolidated financial statements set forth in Annex C to this proxy statement.

        The historical book value per share is computed by dividing total shareholders' equity by the number of shares outstanding at the end of the period. The unaudited pro forma combined income per share is computed by dividing the unaudited pro forma combined income from continuing operations available to holders of common stock by the unaudited pro forma combined weighted average number of shares outstanding. The unaudited pro forma combined book value per share is computed by dividing total unaudited pro forma combined shareholders' equity by the unaudited pro forma combined number of common shares outstanding at the end of the period. The historical per share information of US Gold and Minera Andes was derived from US Gold's and Minera Andes' respective historical annual financial statements.

        For information on applicable currency exchange rates, see "Currency Exchange Rates" beginning on page 172.

        Data for Canadian Exchange Co. has not been included because it has not conducted business during any of the periods discussed below.

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
US Gold—Historical	US GAAP	US GAAP
Historical per common share:
Loss per basic and diluted share	$(0.16)	$(0.27)
Dividends declared	$—	$—
Book value per share	$1.85	1.42

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
Minera Andes—Historical	IFRS	Canadian GAAP
Historical per common share:
Income per basic and diluted share	$0.10	$0.07
Dividends declared	$—	$—
Book value per share	$0.66	$0.55

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
Unaudited Pro forma Condensed Combined US Gold and Minera Andes	US GAAP	US GAAP
Unaudited pro forma condensed combined per common share of US Gold:
Loss per basic and diluted share	$(0.06)	$(0.23)
Dividends declared	$—	$—
Book value per share	$2.76	$ n/a

 THE ARRANGEMENT

General

        The Board has unanimously approved the Arrangement and the Arrangement Agreement (other than Robert R. McEwen, who abstained from voting on the Arrangement and the Arrangement Agreement because of his interests in Minera Andes). The Arrangement provides for the acquisition of Minera Andes by US Gold through Canadian Exchange Co. The Arrangement will not be completed unless US Gold's shareholders voting together with the holders of the 2007 Exchangeable Shares approve each of the Arrangement Proposals.

        Upon completion of the Arrangement, Minera Andes will become an indirect subsidiary of US Gold. Pursuant to the Arrangement, Canadian Exchange Co. will acquire all of the outstanding Minera Andes shares, and Minera Andes shareholders will receive exchangeable shares of Canadian Exchange Co. based upon an exchange ratio of 0.45 exchangeable shares for each Minera Andes share. Each exchangeable share of Canadian Exchange Co. will be exchangeable on a one-for-one basis for shares of US Gold common stock at any time at the option of the holder.

        Based on the number of Minera Andes shares outstanding as of October 4, 2011, US Gold expects that Canadian Exchange Co. will issue approximately 127,326,984 exchangeable shares to Minera Andes shareholders and Minera Andes Options will be converted into options to acquire 1,906,650 shares of US Gold common stock pursuant to the Arrangement. US Gold expects that, immediately after completion of the Arrangement, former Minera Andes shareholders will beneficially own approximately 47% of the outstanding common stock of US Gold including the 2007 Exchangeable Shares and the exchangeable shares issued in connection with the Arrangement. This percentage is based on the number of shares of US Gold common stock, Minera Andes shares and Minera Andes Options outstanding on October 4, 2011, the most recent practicable date prior to the date of this proxy statement.

        You are urged to read the Arrangement Agreement carefully and in its entirety because it is the legal document that governs the Arrangement. A copy of the Arrangement Agreement is included with this proxy statement as Annex G. For additional information about the Arrangement Agreement, see "The Arrangement Agreement" beginning on page 85 of this proxy statement.

Background of the Arrangement

        The provisions of the Arrangement Agreement are the result of negotiations conducted between representatives of the Special Committee and the special committee of independent directors of Minera Andes, and their respective financial and legal advisors. The following is a summary of the principal events leading up to the public announcement of the proposed transaction, the negotiation of the Arrangement Agreement and meetings, negotiations, discussions and actions between the parties that preceded the public announcement and execution of the Arrangement Agreement.

        The business combination of Minera Andes and US Gold was proposed by Robert R. McEwen, the Chairman, Chief Executive Officer and largest shareholder of each of Minera Andes and US Gold, in June, 2011. Mr. McEwen beneficially owns approximately 21% of the issued and outstanding shares of US Gold and approximately 30% of the issued and outstanding shares of Minera Andes. In addition, both companies have a common executive management team with the Chief Executive Officer, Chief Financial Officer and Corporate Secretary holding the same position in both companies.

        In early June 2011, Mr. McEwen advised management of each of Minera Andes and US Gold that he intended to propose to their respective boards that they consider combining Minera Andes and US Gold at an exchange ratio of 0.40 of a US Gold common share for each one Minera Andes share. Management commenced initial discussions with external legal counsel in order to determine the procedural steps required in contemplation of such a transaction.

        On June 8, 2011, Nils Engelstad, the corporate secretary of Minera Andes and US Gold, sent an email to the Board advising each of the directors of Mr. McEwen's proposal and that the rationale for this exchange ratio was to provide an "at market" merger of equals.

        On June 8, 2011, Mr. McEwen advised the directors of each of the companies during a telephonic meeting of the board of directors of each company of his proposal and that the basis for this exchange ratio was to provide an "at market" merger of equals. The proposed ratio of 0.40 of a share of US Gold common stock for each Minera Andes share was based on the average trading range for US Gold shares and Minera Andes shares established during the past six months preceding Mr. McEwen's proposal.

        On June 9, 2011, given Mr. McEwen's ownership interest in Minera Andes and the fact he is a director and officer of Minera Andes and may have or be perceived to have interests in the consummation of the Arrangement that may conflict with the interests of US Gold and its shareholders, the Board determined that it was in the best interests of US Gold to form a special committee of independent directors, the Special Committee, to evaluate, review and if it determined to proceed, negotiate the Arrangement with the special committee of independent directors of the board of Minera Andes. Specifically, the Board delegated to the Special Committee the authority to (i) consider whether it is appropriate for US Gold to engage in the proposed transaction at this time; (ii) evaluate the terms of the proposed transaction and suggest to the Board any modifications to the terms of the proposal; (iii) consider whether the proposal would be fair to and in the best interests of US Gold and its shareholders; (iv) obtain any necessary or desirable opinions from legal, financial or other advisors; (v) negotiate with the special committee of the board of directors of Minera Andes; (vi) provide reports and/or recommendations to the Board with respect to such matters and at such times as the Special Committee deemed appropriate, and (vii) recommend what action, if any, should be taken by the Board with respect to the proposed transaction.

        On June 14, 2011, the Board by resolution formed the Special Committee at a meeting held immediately following the annual general meeting of US Gold. The Special Committee was made up of Dr. Baker (Chair), Ms. Ashby, Mr. Bojtos, and Mr. Costelloe, as they were determined to be independent. The members of Special Committee are all of the directors of US Gold except for Mr. McEwen. Following a meeting of the Minera Andes board of directors on June 14, 2011, the two companies issued a joint press release announcing the proposal that had been made by Mr. McEwen.

        From June 17, 2011 through September 22, 2011, the Special Committee held formal meetings on eighteen occasions, including four meetings with Raymond James, its independent financial advisor. Counsel to the Special Committee attended each of these meetings. Seventeen of the meetings were by telephone and one was in person. In addition, during this time, members of the Special Committee also held informal consultations and meetings with management of US Gold and Minera Andes, Raymond James, counsel to the Special Committee, and each other.

        On June 17, 2011, the Special Committee retained Perkins Coie LLP as U.S. counsel to the Special Committee. On June 22, 2011, the Special Committee retained Goodmans LLP as Canadian counsel to the Special Committee. Both U.S. counsel and Canadian counsel were independent of US Gold, Minera Andes and Mr. McEwen.

        On June 22, 2011, the Special Committee met with Perkins Coie LLP, its U.S. counsel, where such counsel explained to the members of the Special Committee their fiduciary duties in the context of the proposed transaction and the process that the Special Committee should undertake before making a recommendation to the Board.

        On June 24, 2011, Dr. Baker asked seven potential independent financial advisors to submit proposals to advise the Special Committee. On June 28 and June 29, the Special Committee met to discuss the seven proposals received from the potential independent financial advisors. After due consideration, the Special Committee determined to retain Raymond James as its independent financial advisor because of its independence and expertise in mining transactions. A formal engagement letter was entered into with Raymond James on July 19, 2011 to assist it in evaluating the proposed transaction, including the preparation and delivery of a formal valuation in accordance with MI 61-101 and a fairness opinion.

        On June 30, 2011, legal advisors to US Gold and the Special Committee held a meeting by telephone with management of US Gold to discuss, among other things, establishment of data rooms for each of US Gold and Minera Andes, execution of a confidentiality agreement between US Gold and Minera Andes, applicability of MI 61-101 to the proposed transaction and the proposed structure of the proposed transaction. On July 1, 2011, the electronic data room for US Gold was established and on July 4, 2011, the electronic data room for Minera Andes was established. On July 8, 2011, Minera Andes and US Gold entered into a confidentiality agreement in respect of the proposed transaction. US Gold retained Fraser Milner Casgrain LLP as Canadian counsel along with Hogan Lovells US LLP as U.S. counsel to the company, who along with both U.S. and Canadian counsel to the Special Committee each conducted significant due diligence on Minera Andes. Perkins Coie LLP and Goodmans LLP, as counsel to the Special Committee, performed due diligence on certain issues as instructed by the Special Committee and reviewed the diligence undertaken by Fraser Milner Casgrain LLP and Hogan Lovells US LLP.

        On July 14, 2011, the Special Committee met with its legal advisors and Raymond James in person at the offices of Perkins Coie LLP in Denver, Colorado. At this meeting Raymond James presented to the Special Committee its preliminary analysis of the proposed transaction. Based upon its diligence and analysis to date, Raymond James was of the preliminary view that the proposed transaction was a good strategic fit for US Gold at this time and that the proposed exchange ratio of 0.40 was within the range of what Raymond James would consider to be fair, from a financial point of view, to US Gold shareholders, other than any Interested Parties. Also at this meeting a representative of Goodmans LLP provided the Special Committee with a summary of MI 61-101 considerations, as well as other legal considerations involved with plans of arrangement and related party transactions in Canada.

        On July 20, 2011, Minera Andes' counsel, Lawson Lundell LLP, provided a presentation to US Gold's U.S. and Canadian counsel, the Special Committee's Canadian and U.S. counsel, counsel to the special committee of Minera Andes, Raymond James and RBC Dominion Securities Inc. ("RBC"), financial advisor to the special committee of Minera Andes. The presentation gave an overview, including the current status, of the litigation in respect of the Los Azules property. Later in the day Goodmans LLP provided the information learned at the meeting about the litigation to the Special Committee. The Special Committee instructed Goodmans LLP to undertake a review of a number of additional items in respect of the Los Azules litigation. Dr. Baker also reported at the meeting that she had spoken with Raymond James and they would take into account the litigation information into their financial analysis of the proposed transaction. The Special Committee also discussed other diligence matters, including undertaking site visits to the San José Mine and the Los Azules property.

        On July 25 and 26, 2011, Raymond James and Mr. Bojtos attended due diligence presentations with Minera Andes technical consultants and management. These diligence sessions were in lieu of physical site visits at the time because of hazardous travel conditions to the sites due to winter weather. Mr. Bojtos was able to visit the San José Mine from September 6th to the 9th and reported back to the Special Committee about his visit on September 12, 2011. No site visit was made to Los Azules given the winter whether and remote location. In addition to this diligence, Special Committee members carried out further due diligence inquiries including a review of other companies operating in Argentina and the nature of the political system and mining environment in Argentina.

        On August 13, 2011 the Special Committee held a meeting with Raymond James at which Raymond James presented its opinion to the Special Committee that the proposed exchange ratio of 0.40 was fair, from a financial point of view, to US Gold shareholders, other than any Interested Parties. Based upon the input from Raymond James and advice from legal counsel, the Special Committee authorized its counsel to proceed with drafting definitive documentation for the proposed transaction and authorized its chair, Dr. Baker, to contact the chair of the Minera Andes special committee to determine whether the special committee of Minera Andes had completed its review and analysis of the proposed transaction and if it had determined to pursue the proposed transaction.

        On August 16, 2011 Dr. Baker placed a call to Mr. Michael Stein, chairperson of Minera Andes' special committee. Dr. Baker advised Mr. Stein that the Special Committee was prepared to move forward on the proposed transaction at the exchange ratio of 0.40 US Gold shares for each Minera Andes share.

        On August 17, 2011 the Special Committee held a meeting to discuss the negotiation process and determined that Dr. Baker and Mr. Bojtos would lead any discussions and negotiations with Minera Andes' special committee.

        On August 18, 2011 Dr. Baker and Mr. Bojtos had a telephone call with Mr. Stein and Mr. Victor Lazarovici from Minera Andes' special committee to discuss the potential for a transaction of the nature proposed. Information was exchanged regarding certain aspects of the analysis of the respective financial advisors, but Messrs. Stein and Lazarovici stated that they needed to have further discussions with their financial and legal advisors before proceeding to discuss the terms of a potential transaction.

        On August 26, 2011 the Board met to discuss and approve the Phase 1 capital budget to begin production at the El Gallo Complex by mid 2012. Raymond James was immediately notified of the development so that it could factor the information into its valuation model.

        On August 29, 2011 the Special Committee's U.S. and Canadian counsel, together with US Gold's U.S. and Canadian corporate counsel, conducted a follow-up due diligence call with Minera Andes' management.

        On August 30, 2011, Dr. Baker and Mr. Stein held two telephone conversations to discuss the status of the valuation work currently being done by their respective financial advisors and their preliminary conclusions. Mr. Stein stated that the midpoint of RBC's valuation was significantly higher than the proposed 0.40 exchange ratio, and he asked whether the Special Committee could agree to move above the proposed 0.40 exchange ratio. Dr. Baker replied that based upon Raymond James' analysis, the Special Committee may be willing to agree to a higher exchange ratio. After discussing the specifics of the valuation process as well as other subjective factors, they each agreed to discuss with their respective special committees whether they could agree to a 0.45 exchange ratio.

        On the morning of August 31, 2011 Dr. Baker and Mr. Stein had another brief discussion, during which Mr. Stein stated that if the Special Committee could agree to a 0.45 exchange ratio, then he would recommend that the Minera Andes special committee agree to that exchange ratio.

        On August 31, 2011 the Special Committee held a meeting at which the Special Committee resolved that it was in US Gold's best interests to proceed to negotiate a transaction on the basis of a 0.45 exchange ratio. Dr. Baker was asked to contact Mr. Stein to convey the message and ask whether the Minera Andes special committee would agree to a 0.45 exchange ratio. Dr. Baker also contacted Mr. McEwen to determine whether he would support an exchange ratio of 0.45 in his capacity as the largest shareholder of each company. In that discussion, Mr. McEwen indicated that he would in principle support the 0.45 ratio. Mr. Stein confirmed on August 31, 2011 that the 0.45 exchange ratio was agreeable in principle to the Minera Andes special committee. On the afternoon of August 31, 2011, Perkins Coie LLP distributed drafts of the Arrangement Agreement to Torys LLP, counsel to the Minera Andes special committee.

        On September 1, 2011 the Special Committee held a meeting at which Raymond James confirmed its opinion that the proposed new exchange ratio of 0.45 would fall within the range of what Raymond James considered to be fair from a financial point of view to US Gold shareholders, other than any Interested Parties.

        On September 1, 2011, the Board met to obtain an update from the Special Committee on the advice received from Raymond James and on ongoing negotiations with the special committee of Minera Andes, including the fact that an exchange ratio of 0.45 had been agreed to in principle by the special committees. The Board then approved in principle the 0.45 exchange ratio. At that point the Board determined that it was appropriate to jointly announce with Minera Andes that an exchange ratio had been agreed upon in principle that was different from the exchange ratio initially proposed by Mr. McEwen as previously announced by both US Gold and Minera Andes on June 14, 2011. Based upon the considerable time spent and costs incurred to date, Mr. McEwen requested that a break-fee be agreed upon prior to final documentation being completed. The Board agreed and the Special Committee along with management assisted in the preparation of a letter agreement that was signed and announced the following day.

        On September 2, 2011, US Gold, Minera Andes and Mr. McEwen executed a letter agreement reflecting the parties' agreement in principal to support the revised exchange ratio of 0.45 subject to the completion of due diligence and the negotiation of a definitive arrangement agreement. The letter agreement also provided for an immediately effective mutual break-up fee equal to approximately 3% of each party's market capitalization as of the previous day. The agreement was publicly announced before the markets opened on September 2.

        On September 12, 2011, the Special Committee held a meeting at which Mr. Bojtos provided the Special Committee an overview of his site visit to the San José Mine. The Special Committee was briefed on, and discussed, the status of the Arrangement Agreement and certain outstanding diligence items, including the Los Azules litigation claim.

        On September 14, 2011, the Special Committee held a meeting at which counsel provided a detailed overview of the revised draft of the Arrangement Agreement that had been prepared by Torys LLP, counsel to the special committee for Minera Andes. The Special Committee discussed at length the material business issues raised by the redraft, including deal protection provisions and post-closing board composition, and discussed the open diligence items, including relating to the Los Azules litigation.

        On September 16, 2011, the Special Committee held a meeting at which Goodmans LLP gave an overview of the diligence undertaken to date on the Los Azules litigation and the information gathered from that diligence. The Special Committee discussed the risks posed by the Los Azules litigation claim to the value of Minera Andes and discussed how to address this risk.

        On September 19, 2011, the Special Committee held a meeting to discuss remaining outstanding business issues with the Arrangement Agreement as well as the open diligence items, including relating to the Los Azules litigation. Dr. Baker agreed to discuss the open issues directly with Mr. Stein, and representatives of Perkins Coie LLP and Goodmans LLP agreed to discuss certain deal protection provisions with Torys LLP.

        On the morning of September 21, 2011, the Special Committee held a meeting at which they discussed the post-closing board composition of the combined companies as well as the open business issues on the Arrangement Agreement. Dr. Baker agreed to again speak with Mr. Stein regarding the remaining business issues on the Arrangement Agreement.

        On September 21, 2011, Dr. Baker had a telephone conference with Mr. Stein as well as representatives of Perkins Coie LLP, Goodmans LLP and Torys LLP, at which they discussed and reached a tentative agreement on the remaining business issues in the Arrangement Agreement subject to the approval of the respective special committees and boards of directors.

        On the morning of September 22, 2011, the Special Committee held a meeting at which (i) Raymond James gave an updated presentation and confirmed Raymond James' opinion that the proposed exchange ratio of 0.45 remained fair, from a financial point of view, to the shareholders of US Gold (other than any Interested Parties) based upon and subject to the analyses, assumptions, qualifications and limitations set out in the formal valuation and fairness opinion the full text of which is attached as Annex E to this proxy statement, (ii) Goodmans LLP discussed the additional diligence that had been conducted with respect to the Los Azules litigation subsequent to the September 16th meeting, and (iii) Perkins Coie LLP gave a presentation to the Special Committee explaining the provisions and significant terms of the Arrangement Agreement. Legal counsel of the Special Committee discussed once again the directors' fiduciary duties in respect of the proposed transaction. Following the presentations from Raymond James and legal counsel and after discussion, the Special Committee unanimously determined that the Arrangement Agreement was in the best interests of US Gold and its shareholders and recommended that the Board approve the Arrangement Agreement. Immediately after the Special Committee meeting, the Board met and, based in part upon the recommendation of the Special Committee, approved entering into the Arrangement Agreement, with Mr. McEwen abstaining from the vote. On the afternoon of September 22, 2011 US Gold and Minera Andes executed the definitive Arrangement Agreement.

        On September 22, 2011, Raymond James provided the Special Committee its fairness opinion and formal valuation, which states that, based on and subject to the scope of the review, analyses undertaken and various assumptions, limitations and qualifications set forth in its opinion, as of the date of thereof, the consideration of 0.45 shares of US Gold to be received by Minera Andes shareholders for each one Minera Andes share pursuant to the Arrangement Agreement is fair, from a financial point of view, to US Gold shareholders, other than any Interested Parties. The Raymond James formal valuation and fairness opinion, a copy of which is attached hereto as Annex E, is subject to the assumptions and limitations contained therein and should be read in its entirety.

Reasons for the Arrangement

Basis for the Special Committee's Recommendation

        In making its unanimous recommendation, the Special Committee consulted extensively with its legal and financial advisors and management of both US Gold and Minera Andes and considered a number of relevant factors, including:

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  Merger of Equals. The Arrangement was proposed by Mr. McEwen as a merger of equals between two companies in which he holds a significant interest. The Arrangement values the equity of Minera Andes at approximately $610.3 million (based on the closing price of the Minera Andes shares on the TSX of Cdn$2.23 on September 22, 2011 and the noon US/Canadian dollar exchange rate of 1.0329 on September 22, 2011), or $2.16 per Minera Andes share. This represents a premium of approximately 16% based on the 20-day volume weighted average trading prices for US Gold and Minera Andes on the TSX through September 2, 2011, the last trading day prior to the public announcement by US Gold and Minera Andes of the revised exchange ratio.

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  Progress towards US Gold's Objective. US Gold's publicly stated objective is to qualify for the S&P 500 Index by 2015. The combination of US Gold and Minera Andes is expected to move US Gold closer to this objective by providing US Gold with:

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  strong exploration and production properties that are robust and scalable with a cost structure that is expected to allow the assets to be developed and last through a full commodity cycle;

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  expected increased trading volumes which would enhance US Gold's liquidity; and

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  asset diversification across commodities, stage of development and geography and positive cash flow from operating income which will allocate financial and operating risk across multiple assets in multiple jurisdictions.

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  Aligned Interests. The combination of US Gold and Minera Andes consolidates Mr. McEwen's position as the largest shareholder of both companies. This is expected to align his interests and focus his energy into one flagship entity. The combined company will have a consolidated and focused management team which is expected to offer operational and cost synergies.

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  Minera Andes is the Best Alternative. The Special Committee considered US Gold's alternatives to the proposed transaction, including the attractiveness of other acquisition targets, and determined that, based on the exchange ratio and other relevant factors, the acquisition of Minera Andes is the best alternative for US Gold at this time.

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  Combined Strength of US Gold and Minera Andes. The combined company will have a stronger combined cash position and balance sheet, sources of revenue, active mining operations, enhanced trading liquidity, a significant growth profile, industry leading costs, an expanded exploration program and additional technical expertise.

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  Advice from Raymond James. The opinion from Raymond James that, as of September 22, 2011, and based upon and subject to the analyses, assumptions, qualifications and limitations set forth therein, the exchange ratio is fair, from a financial point of view, to US Gold shareholders, other than Interested Parties.

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  The Arrangement is Procedurally Fair. The process undertaken by the Special Committee to review the proposal advanced by Mr. McEwen was procedurally fair to US Gold and its shareholders for the following reasons:

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  The Special Committee was comprised of only independent directors;

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  The Special Committee retained independent legal and financial advisors;

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  The Special Committee conducted an extensive review of alternatives to the proposed transaction, conducted arms'-length negotiations with the special committee of Minera Andes with respect to the exchange ratio offered under the Arrangement, oversaw the due diligence process and negotiated the terms of the Arrangement Agreement;

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  The proposal to issue exchangeable shares of Canadian Exchange Co. and the shares of common stock of US Gold issuable upon the exchange of such exchangeable shares in connection with the Arrangement requires the affirmative vote of a majority of the shareholders of US Gold excluding any shares directly or indirectly held by Mr. McEwen and certain other interested parties; and

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  The Arrangement must be approved by the Court of Queen's Bench in Alberta, which will consider, among other things, the fairness of the Arrangement to parties involved in the Arrangement.

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  Ability to exercise a "fiduciary out" in certain circumstances. The Arrangement Agreement allows the Board of US Gold to consider and respond to a Superior Proposal, subject to the payment of a termination fee to Minera Andes in certain circumstances. In addition, the Board can withdraw, modify, qualify or change its recommendation if such change is necessary for the Board to act in a manner consistent with its fiduciary duties, subject to certain conditions.

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  No other Proposals. Subsequent to the public announcement of the proposed transaction on June 14, 2011, no third party expressions of interest or solicitations to purchase US Gold stock were received by the Special Committee or the Board.

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  Voting Agreement. Mr. McEwen and each of the directors and officers of US Gold and Minera Andes have executed a voting agreement pursuant to which, and subject to the terms thereof, they have agreed to vote their respective shares of US Gold and Minera Andes in favor of the resolutions needed to approve the Arrangement.

        The Special Committee also considered a number of risks and potential negative factors relating to the Arrangement, including but not limited to:

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  Los Azules Litigation. The Los Azules property owned by Minera Andes is subject to litigation which creates uncertainty as to Minera Andes' title to this property. See "Description of Los Azules Litigation" and "Risk Factors—Los Azules Litigation". Counsel for the Special Committee undertook a diligence review of documentation related to this claim but could not assess the likelihood of success by Minera Andes given the inherent uncertainty in the litigation process. The ultimate outcome of the Los Azules litigation will depend, in part, on pre-trial process, the documentary and oral evidence tendered at trial, and the trial judge's findings of facts based on her assessment of the documentary evidence, and the testimony and credibility of the witnesses. There can be no assurance that the Los Azules litigation will be resolved in a way that is not materially adverse to Minera Andes. See "Information about Minera Andes—Legal Proceedings" beginning on page 152 for more information.

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  Challenges in Development of the Los Azules property. The Los Azules property represents one of the largest undeveloped copper deposits in the world and is in a remote location accessed by 120 kilometers of unimproved dirt road with eight river crossings and two mountain passes both above 4,100 meters. The Los Azules project is a large scale and long term project with initial capital costs currently estimated to be $2.8 billion. There are many challenges to bringing the Los Azules property into production, including volatility of copper prices, access to capital for development, permitting, environmental approvals, construction of power and other infrastructure assets in a remote location and ability to attract a qualified work force. See "Risk Factors" beginning on page 31 for more information.

Basis for the Board's Recommendation

        In addition to the Special Committee's basis for their recommendation, the Board believes that the combination of US Gold and Minera Andes is in the best interests of US Gold and its shareholders because it would result in the following strengths for the combined company:

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  A stronger cash position and balance sheet, sources of revenue and active mining operations.  Successful completion of the Arrangement will give US Gold access to additional cash resources and revenue of Minera Andes. The combined company will have approximately $105 million in cash, including silver/gold bullion, and no bank debt. In addition, Minera Andes had revenue of approximately $24.5 million and net income of approximately $19.5 million for the year ended December 31, 2010, which was primarily attributable to Minera Andes' 49% interest in the San José Mine.

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  Enhanced trading liquidity.  US Gold expects that the successful completion of the Arrangement would result in increased market capitalization and trading liquidity of the combined company. Because of the increased market capitalization and liquidity of the combined company, US Gold expects that the combined company will have greater access to equity and debt capital markets than US Gold currently does, and greater appeal to institutional investors because, unlike US Gold, whose properties are in the exploration stage, Minera Andes has properties in the production stage that generate revenue. US Gold expects that the enhanced access to the equity and debt capital markets resulting from the Arrangement would provide management of the combined company greater flexibility to execute its business plan under various financial market conditions.

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  Significant Growth Profile.  US Gold projects the combined company would have production of 2.5 million silver ounces in 2011, which is expected to increase to 7.5 million silver ounces by 2014.

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  Industry Leading Costs.  The combined company's cash cost to mine silver is estimated to be approximately $0.40 per silver ounce (net of gold by-product), with costs expected to remain low as new production commences.

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  Expanded Exploration Program.  The combined company would have significant land packages adjoining Goldcorp's Cerro Negro Project, Barrick's Cortez Mine and US Gold's own El Gallo Complex.

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  Additional technical expertise.  US Gold believes that Minera Andes has quality employees with good technical expertise in Argentina. US Gold hopes to retain key employees following the successful completion of the Arrangement to assist in US Gold's business and operations going forward.

The Exchange Ratio

        The exchange ratio of 0.45 was determined by negotiation between the Special Committee and the special committee of Minera Andes and announced on September 2, 2011. The exchange ratio will not be adjusted for any subsequent changes in market prices of US Gold common stock or Minera Andes shares prior to the closing of the Arrangement.

The Securities to be Issued by US Gold and Canadian Exchange Co. in the Arrangement

Exchangeable Shares

        Pursuant to the Arrangement, holders of Minera Andes shares will receive a number of exchangeable shares of Canadian Exchange Co. equal to the number of Minera Andes shares so exchanged multiplied by the exchange ratio of 0.45. The exchangeable shares of Canadian Exchange Co. will be exchangeable into US Gold common stock on a one-for-one basis at any time at the option of the holder and will carry voting and dividend/distribution rights which are designed to provide holders of the exchangeable shares with substantially similar voting and economic rights as holders of US Gold common stock. Any exchangeable shares then outstanding will, upon the direction of Canadian Exchange Co.'s board of directors, be exchanged for shares of US Gold common stock on any date that is on or after the tenth year anniversary of the date on which exchangeable shares are first issued, subject to applicable law. Exchangeable shares will also be required to be exchanged for shares of US Gold common stock in other specified circumstances.

Minera Andes Options

        All Minera Andes Options will become exercisable to acquire common stock of US Gold. The number of shares of US Gold common stock issuable upon exercise of such converted options will equal to number of Minera Andes shares issuable upon exercise prior to conversion multiplied by the exchange ratio of 0.45. The exercise price and vesting terms of the Minera Andes Options will remain the same.

Fractional Shares

        Fractional exchangeable shares will not be issued pursuant to the Arrangement. Instead, the number of exchangeable shares to be issued to each Minera Andes shareholder will be either rounded up (if the fractional interest is 0.5 or more) or down (if the fractional interest is less than 0.5) to the next whole number. For purposes of such rounding, all of the common shares of Minera Andes deposited by a shareholder will be aggregated. In addition, no fractional shares of US Gold common stock will be issued pursuant to Minera Andes Options that have become exercisable into options to acquire common stock of US Gold. Instead, the number of shares of US Gold common stock to be underlying each converted Minera Andes Option will be rounded up or down to the next whole number.

Total Expected Issuance of US Gold Shares

        Based upon information provided to us by Minera Andes, we expect to issue a total of up to approximately 127,326,984 exchangeable shares of Canadian Exchange Co. and 1,906,650 shares of US Gold common stock upon exercise of Minera Andes Options in connection with the Arrangement. However, the actual number of shares issued and reserved for issuance in connection with the acquisition of Minera Andes will be impacted by a number of circumstances and variables that US Gold cannot predict or control, for example, the number of shares of Minera Andes outstanding at the time of the Arrangement.

Shares to be Issued

        The following chart summarizes the US Gold common shares that are outstanding as of October 4, 2011 (and on a fully diluted basis) and that we expect will be issued to the holders of shares of Minera Andes upon exchange of the exchangeable shares of Canadian Exchange Co. in connection with the Arrangement and upon exercise of the Minera Andes Options. It also shows the approximate percentage of US Gold common stock that would be held by current shareholders of US Gold and Minera Andes, assuming the Arrangement is completed. Information regarding the outstanding shares of Minera Andes was provided to us by Minera Andes.

	Total US Gold Shares Giving Effect to Arrangement (undiluted)(1)	Total US Gold Shares Giving Effect to Arrangement (fully diluted)(1)	Percentage of Undiluted US Gold Shares Held(1)	Percentage of Fully Diluted US Gold Shares Held(1)
Existing US Gold Shareholders	139,752,719	144,141,479	52%	53%
Minera Andes Shareholders	127,326,984	129,233,634	48%	47%
Total for US Gold and Minera Andes	267,079,703	273,375,113	100%	100%

(1)
Securities of Minera Andes held by Robert R. McEwen and any other current shareholders of US Gold that will be exchanged for exchangeable shares of Canadian Exchange Co. under the Arrangement are included in Minera Andes shareholders ownership numbers and percentages.

        Upon completion of the Arrangement, if Mr. McEwen exercises all of his outstanding options to purchase shares of Minera Andes and of our common stock and exchanges all of his exchangeable shares for shares of our common stock, we expect that Mr. McEwen will own approximately 68,293,241 shares of our common stock or approximately 25% of the outstanding shares of our common stock the exchangeable shares to be issued in the Arrangement and the 2007 Exchangeable Shares, counted together as a single class.

Minera Andes Shareholder Dissenter Rights

        The shareholders of Minera Andes have dissent rights with respect to the Arrangement. Any shareholder of Minera Andes who validly exercises his or her dissent rights will be entitled to receive fair value for each common share of Minera Andes common stock he or she holds in lieu of any exchangeable shares. Pursuant to the Arrangement Agreement and Plan of Arrangement, Minera Andes shall pay fair value for Minera Andes common shares held by any Minera Andes shareholder who validly exercises his or her dissenters rights, which may result in material expense to Minera Andes. If holders of more than 5% of Minera Andes issued and outstanding common shares exercise their dissent rights, US Gold has the right to terminate the Arrangement Agreement.

Registration of US Gold Common Shares

        US Gold has agreed to file a registration statement with the SEC in order to register under the Securities Act the issuance from time to time of the shares of US Gold common stock in exchange for the exchangeable shares. US Gold also agreed to use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding. For purposes of registering such shares of common stock, US Gold is preparing a registration statement on Form S-4. The effectiveness of the registration statement is a condition to the completion of the Arrangement.

        US Gold has also agreed to take commercially reasonable efforts to obtain any regulatory approvals that are necessary to ensure that the shares of US Gold common stock to be issued upon the exercise of the Minera Andes Options will be freely tradable in the United States.

Listing of US Gold Common Shares and Canadian Exchange Co. Exchangeable Shares

        The completion of the Arrangement is subject to the condition that the shares of US Gold common stock to be issued upon exchange of the exchangeable shares of Canadian Exchange Co. and the exercise of Minera Andes Options will be listed on the NYSE and the TSX and the exchangeable shares of Canadian Exchange Co. to be issued to Minera Andes shareholders in the Arrangement will be listed on the TSX. The exchangeable shares will not be listed on a securities exchange in the United States. We have agreed to take all commercially reasonable steps to list the exchangeable shares of US Gold common stock on the NYSE and the TSX and to list the exchangeable shares on the TSX.

Completion of the Arrangement

        Under the ABCA, the Arrangement requires approval by the Court. Assuming such approval is obtained, and the other conditions to closing contained in the Arrangement Agreement are satisfied or waived, it is anticipated that the following will occur substantially simultaneously with the consummation of the Arrangement:

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  articles of arrangement for Minera Andes will be filed with the Registrar under the ABCA and a proof of filing will be issued to give effect to the Arrangement;

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  the Voting and Exchange Trust Agreement and the Support Agreement (as described under "Structure of the Arrangement") will be executed and delivered; and

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  the various other documents necessary to consummate the Arrangement will be executed and delivered.

        It is currently anticipated that the Arrangement will close as soon as possible after the requisite approvals of the Minera Andes shareholders and the US Gold shareholders voting together with the holders of the 2007 Exchangeable Shares are obtained.

Pro Forma Financial Information

        A summary of the pro forma financial information for the Arrangement is provided on page 29 of this proxy statement and full pro forma financial information is included in Annex C to this proxy statement.

Ongoing Canadian Reporting Requirements

        Minera Andes is a reporting issuer in each of the provinces of Canada other than Quebec. After the Arrangement is completed, Minera Andes will no longer be separately subject to Canadian financial and other continuous and timely reporting requirements but will be consolidated with US Gold's reporting under the U.S. federal securities laws and Canadian securities laws, as applicable.

        Currently, US Gold is a reporting issuer in each of the provinces of Canada, but pursuant to National Instrument 71-102—Continuous Disclosure and Other Exemptions Relating to Foreign Issuers of the Canadian Securities Administrators, US Gold is generally exempt from Canadian financial and other continuous and timely reporting requirements, including the requirement for insiders of US Gold to file reports with respect to transactions in US Gold securities, provided US Gold complies with the requirements of U.S. securities laws and U.S. market requirements in respect of all financial and other continuous and timely reporting matters and US Gold files with applicable Canadian securities regulators copies of its documents filed with or furnished to the SEC under the Exchange Act. However, as a reporting issuer in Canada, US Gold is subject to NI 43-101 and complies with the disclosure requirements of NI 43-101 with respect to its mineral projects and, following completion of the Arrangement, will be required to comply with such requirements with respect to the Minera Andes mineral projects.

Formal Valuation and Fairness Opinion of Special Committee's Financial Advisor

        Raymond James Ltd. ("Raymond James") was engaged by the Special Committee pursuant to an engagement agreement (the "Engagement Agreement") dated July 19, 2011 to assist it in evaluating the Arrangement, including the preparation and delivery to the Special Committee of a formal valuation (the "Valuation") of the common stock of US Gold and common shares of Minera Andes both in accordance with the requirements of MI 61-101 and a fairness opinion (the "Opinion") as to whether the consideration payable by US Gold under the Proposed Transaction is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties. On September 22, 2011 Raymond James rendered its Valuation and Opinion to the Special Committee, as of such date and subject to the qualifications, limitations and assumptions stated in its written opinion, that the exchange ratio of 0.45 shares of US Gold common stock for each 1 share of Minera Andes common stock is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties.

        The full text of Raymond James' opinion, dated as of September 22, 2011, is attached as Annex E to this proxy statement. US Gold shareholders are encouraged to read Raymond James' opinion for a discussion of the procedures followed, factors considered, assumptions made and qualifications and limitations of the review undertaken by Raymond James in connection with its opinion. The following is a summary of Raymond James opinion and the methodology that Raymond James used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

        Raymond James' opinion is addressed to the Special Committee of the Board of Directors of US Gold, addresses only the fairness, from a financial point of view, of the exchange ratio to the shareholders of US Gold, other than the Interested Parties, and does not constitute a recommendation to any US Gold shareholder as to how such shareholder should vote with respect to the Arrangement Proposals. The terms of the Arrangement were determined through arm's-length negotiations between the Special Committee and the special committee of the board of directors of Minera Andes and were approved by US Gold's Board of Directors. Raymond James did not recommend any specific form or amount of consideration to the Special Committee or that any specific form or amount of consideration constituted the only appropriate consideration for the proposed Arrangement. Raymond James was not requested to address, and its opinion does not in any manner address, US Gold's underlying business decision to proceed with or effect the Arrangement. In addition, Raymond James expressed no opinion as to the price at which shares of common stock of US Gold actually will trade following the announcement of the Arrangement Agreement. No limitations were imposed by the Special Committee upon Raymond James with respect to the investigations made or procedures followed by it in rendering its opinion.

Credentials of Raymond James Ltd.

        Raymond James is a wholly-owned, indirect subsidiary of Raymond James Financial, Inc. ("Raymond James Financial"). Raymond James Financial is a publicly listed, diversified financial services holding company whose subsidiaries engage primarily in investment and financial planning, including securities and insurance, brokerage, investment banking, asset management, banking and cash management, and trust services. Raymond James is a Canadian full-service investment dealer with operations located across Canada. Raymond James is a member of the Toronto Stock Exchange ("TSX"), the TSX Venture Exchange ("TSXV"), the Montreal Exchange, the Investment Industry Regulatory Organization of Canada, the Investment Funds Institute of Canada, and the Canadian Investor Protection Fund. Raymond James and its officers have prepared numerous valuations and fairness opinions and have participated in a significant number of transactions involving private and publicly traded companies.

Independence of Raymond James

        The terms of the Engagement Agreement provide that Raymond James was paid $500,000 for its services and was reimbursed for its reasonable out-of-pocket expenses upon submission of the Valuation and Opinion. In addition, US Gold has agreed to indemnify Raymond James against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services. The fee payable to Raymond James is not contingent in whole or in part on the outcome of the Proposed Transaction or on the conclusions reached in the Valuation and Opinion.

        Neither Raymond James nor any of its affiliated entities is or has been an associated or affiliated entity or issuer insider (as those terms are defined in MI 61-101) of US Gold, Minera Andes or any Interested Party in connection with the Arrangement. Except as financial advisor to the Special Committee, neither Raymond James nor any of its affiliated entities is or has been an advisor to any of the Interested Parties with respect to the Arrangement.

        The fees paid to Raymond James in connection with the Engagement Agreement do not give Raymond James any financial incentive in respect of the conclusions reached in the Valuation and Opinion and Raymond James has no material financial interest in the completion of the Arrangement. No understandings or agreements exist between Raymond James and US Gold or any Interested Party with respect to future financial advisory or investment banking business. Raymond James may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for US Gold or other Interested Parties.

Scope of Review

        In connection with the Valuation and Opinion, Raymond James reviewed and relied upon or carried out, among other things, public and non-public disclosure of US Gold and Minera Andes, information regarding the Arrangement (including the terms of the Arrangement Agreement), NI 43-101 technical reports and other feasibility studies of properties owned by US Gold and Minera Andes. In addition, Raymond James held discussions with senior management of both US Gold and Minera Andes, held discussions with the Special Committee and legal counsel to the Special Committee, and carried out other diligence review, all as more specifically described in the Raymond James Valuation and Opinion.

General Assumptions and Limitations

        With the Special Committee's approval and as provided for in the Engagement Agreement, Raymond James has relied, without independent verification, upon all financial and other information that was obtained by it from public sources or that was provided to it by US Gold, Minera Andes and their affiliates, associates, advisors or otherwise. Raymond James assumed that this information was complete and accurate and did not omit to state any material fact or any fact necessary to be stated to make that information not misleading. Raymond James' Valuation and Opinion is conditional upon such completeness and accuracy. In accordance with the terms of its engagement, but subject to the exercise of its professional judgment, Raymond James has not conducted any independent investigation to verify the completeness or accuracy of such information.

        Raymond James has assumed that the Arrangement will be effected in accordance with the terms described in the Arrangement Agreement, and that US Gold will acquire 100% of Minera Andes, as contemplated by the Arrangement Agreement. They have assumed that all conditions precedent to the completion of the Arrangement can be satisfied in due course, that all consents, permissions, exemptions or orders of relevant regulatory authorities or third parties will be obtained without adverse condition or qualification, that the procedures being followed to implement the Arrangement are valid and effective, that this proxy statement will be distributed to the US Gold shareholders in accordance with all applicable laws, and that the disclosure in the proxy statement will be accurate, in all material respects, and will comply, in all material respects, with the requirements of all applicable laws.

        The Valuation and Opinion is based on the securities markets, economic, general business and financial conditions prevailing as of the Valuation Date and the conditions and prospects, financial and otherwise, of US Gold and Minera Andes as they were reflected in the information reviewed by Raymond James. In its analysis and in preparing the Valuation and Opinion, Raymond James made numerous assumptions with respect to commodity performance, general business, economic and market conditions, and other matters, many of which are beyond the control of Raymond James, US Gold or any party involved with US Gold in connection with the Arrangement, including any Interested Party. While Raymond James believes the assumptions used are appropriate in the circumstances, some or all of the assumptions may prove to be incorrect.

Prior Valuations

        US Gold has represented to Raymond James that there have been no independent appraisals or prior valuations (as defined in MI 61-101) of all or a material part of the properties or assets owned by, or the securities of US Gold or any of its subsidiaries made in the preceding 24 months and in the possession or control of US Gold except as noted herein. In addition, Minera Andes has represented to Raymond James that there have not been any prior valuations (as defined in MI 61-101) of Minera Andes or its material assets or its securities in the past twenty-four months.

Duff & Phelps Valuation

        US Gold engaged Duff & Phelps in December 2009 in order to estimate the fair value of certain of its mineral properties ("U.S. Mineral Interests") in accordance with the provisions of Accounting Standards Codification 360. The results of this analysis were to be used by US Gold for financial reporting purposes. A copy of this report is available from the office of US Gold (Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3).

        The U.S. Mineral Interests comprised of the following gold complexes located in the state of Nevada: Tonkin Complex, Gold Bar Complex, Limousine Butte Complex ("Limo Project"), Battle Mountain Complexes (North, East and West) and Other Properties. Duff & Phelps utilized a market approach (land value multiple per square mile) to estimate the fair value of U.S. Mineral Interests as of November 1, 2009 at $297.9 million. Raymond James reviewed that report during its analysis to prepare the Valuations and Opinion but did not rely on it as a result from many factors including the following:

  1.
  Raymond James did not utilize the land value per square mile methodology for financial assessment given that there are other and more recent valuation approaches available;

  2.
  Raymond James had access to more recent reports from external technical consultants, namely, Tonkin Report, Limo Report and New Pass Report, as well as the Gold Bar Report and the Gold Bar Project Information (SRK);

  3.
  Raymond James had access to information as at 2011 versus the 2009 data used in the Duff & Phelps Report; and

  4.
  Since the date of the Duff & Phelps Valuation there have been substantial changes in the price forecasts for silver, gold, and in the reserves, financial position and operations of US Gold.

Approach to Valuation and Opinion

        The Valuation and Opinion was prepared on a going-concern basis and is based upon techniques and assumptions that Raymond James considered appropriate in the circumstances for the purposes of arriving at an opinion as to the range of fair market value of the US Gold Shares and Minera Andes Shares.

        For the purposes of determining a range of fair market value for US Gold and Minera Andes, Raymond James relied upon four valuation methodologies:

  •
  net asset value ("NAV") approach;

  •
  comparable trading approach;

  •
  comparable transactions approach; and

  •
  market trading approach

        The analysis presented in the Valuation and Opinion is based on a USD/CAD exchange rate of $1.0329 per Cdn$1.00 being the noon exchange rate published by the Bank of Canada for September 22, 2011.

Valuation Methodologies and Application to Us Gold and Minera Andes

NAV Approach

        Raymond James considered the NAV approach to value both US Gold and Minera Andes. The NAV approach builds up a value by separately considering each operating, development, exploration and financial asset, whose individual values are estimated through the application of that methodology considered to be the most appropriate in the circumstances, net of obligations, liabilities, including reclamation and closure costs, and the present value of corporate expenses that are not directly attributable to the operating and development assets. The NAV approach adopts a prospective view in regard to commodity prices and explicitly addresses the unique characteristics of each major asset.

        To value the operating mines and selected development projects, Raymond James relied primarily on a discounted cash flow ("DCF") analysis whereby projected unlevered free cash flows are discounted over a time horizon equal to the estimated remaining life of the asset at a range of discount rates to generate a range of present values. As a basis for the development of the projected cash flows, Raymond James reviewed unaudited projected operating and financial statements for US Gold and Minera Andes prepared by management and technical report authors (the "Forecasts"). Raymond James also reviewed the underlying assumptions (on an asset by asset basis) including, but not limited to, production rates, operating costs, and capital expenditures, and had detailed discussions with senior management and technical experts of US Gold and Minera Andes. The Forecasts and underlying assumptions were reviewed for reasonableness and were compared to sources considered relevant. Based on this review, Raymond James developed its own forecasts.

        Raymond James conducted a survey of commodity prices used by selected industry groups and research analysts. The following table sets out the commodity price forecasts used in its analysis.

Commodity			Long Term	2011	2012	2013	2014	2015	2016	2017
Gold	US$	/oz	$1,200.00	$1,520.00	$1,580.00	$1,550.00	$1,450.00	$1,300.00	$1,200.00	$1,200.00
Silver	US$	/oz	$19.50	$37.80	$38.50	$35.00	$30.00	$26.00	$19.50	$19.50
Copper	US$	/lb	$2.50	$4.37	$4.65	$5.00	$5.00	$5.00	$2.50	$2.50

        The NAV analysis yields values that are generally above those obtained in Comparable Trading and Comparable Transactions approaches. As the NAV methodology adopts a prospective, long-term view with respect to commodity prices, it is not as sensitive to the current levels of commodity prices as is the Comparable Trading or Comparable Transactions approaches, which is based on metrics that reflect current commodity prices and the uncertainty of future pricing. Since the NAV approach requires the valuator to make a number of assumptions, different valuators could derive different NAVs for the same assets.

Application to US Gold

        The range of value for US Gold's El Gallo and Gold Bar projects were derived from DCF analyses based on the Forecasts. Raymond James calculated DCF values using its forecasted price assumptions and performed sensitivity around long term commodity prices. Raymond James did not consider any future capacity expansions, but did assume ramp up in production according to the Forecasts. Raymond James also applied risk adjusted multiples to the properties to reflect their stage of development, among other factors. A discount rate of 5% was chosen to reflect the country-specific political and other risks associated with the projects. The value of exploration properties was estimated by applying a prevailing industry average EV/Resource multiple to the current resource estimates of Limo and placing a nominal value to early exploration properties given their stage and other considerations.

        Using the NAV Approach a range of value of between Cdn$4.21 to Cdn$5.42 per US Gold Share was estimated.(1)(2)

(1)
Corporate adjustments as at the Valuation Date include cash and cash equivalents balance of US$91.3 million and debt obligations of US$0.0 million

(2)
Shares outstanding calculated based on the treasury method

Application to Minera Andes

        The range of values for Minera Andes' San Jose and Los Azules properties were derived from DCF analyses based on the Forecasts. Raymond James calculated DCF values using its forecasted price assumptions and performed sensitivity around long term commodity prices. Raymond James did not consider any future capacity expansions, but did assume ramp up in production according to the Forecasts. Raymond James applied a risk adjusted developer multiple to Los Azules, in line with industry comparables, to reflect the current stage of development of the project, and also made additional adjustments to reflect the risks associated with the current litigation. A discount rate of 3% was chosen for San Jose and 8% for Los Azules to reflect the country-specific political and other risks associated with the projects. Raymond James placed a nominal value on the early exploration properties given their stage of development and other considerations.

        Using the NAV Approach, a range of value of between Cdn$1.87 to Cdn$2.14 per Minera Andes Share was estimated.(3)

(3)
Corporate adjustments as at the Valuation Date include cash balance of US$21.3 million and debt obligations of US$0.0 million

Comparable Trading Approach

        Raymond James selected and reviewed 13 publicly traded silver companies, 7 of which are categorized as producing, and 6 of which are categorized as development-stage, and derived market trading multiples for such companies. In addition, Raymond James selected and reviewed 7 publicly traded development-stage gold companies and 7 development-stage copper companies. Ideally, the public companies considered would be comparable in terms of commodity mix, geographic location, operating characteristics, growth prospects, risk profile and size. Raymond James recognizes that no single company is perfectly comparable to US Gold or Minera Andes and as such has focused on ranges of value based on a broad set of companies. Raymond James determined that the most appropriate metric on which these companies can be compared is a multiple of Enterprise Value ("EV") per ounce/pound of resources including Proven and Probable Reserves and Measured, Indicated and Inferred Resources ("EV/Resources"). Based on Raymond James' review of the companies identified, Raymond James has selected appropriate multiples and applied them to the applicable metrics of US Gold and Minera Andes to estimate the fair market value of US Gold Shares and Minera Andes Shares.

Application to US Gold

        Raymond James selected and reviewed market trading multiples and market statistics of selected publicly traded companies with businesses that Raymond James considered relevant to US Gold. Estimated financial data for the selected companies was based on publicly available information.

        Based on the average EV/resource multiples of the peer group, the implied value for El Gallo is approximately US$247.7 million. Based on the average EV/resource multiples of the peer group, the implied value for Gold Bar is approximately US$130.8 million, and Limo is approximately US$38.3 million.

        Using the Comparable Trading Approach, a range of value between Cdn$3.74 to Cdn$4.04 per US Gold Share was estimated.

Application to Minera Andes

        Raymond James reviewed market trading multiples and market statistics of selected publicly traded companies with businesses that Raymond James considered relevant to Minera Andes. Estimated financial data for the selected companies was based on publicly available information. Raymond James performed the analysis over a range of resources applied to Los Azules to reflect the potential outcomes of litigation and potential loss of ownership over the contested resources.

        Based on the average EV/Resource multiples of the peer group, the implied value for San Jose is approximately US$291.1 million. Based on the average EV/Resource multiples of the peer group, the implied value for Los Azules is approximately US$175.6 million.

        Using the Comparable Trading Approach, a range of value between Cdn$1.54 to Cdn$2.13 per Minera Andes Share was estimated.

Comparable Transactions Approach

        Raymond James selected and reviewed 40 transactions involving companies and assets in the silver, gold and copper sector that have been concluded or were pending and for which there was sufficient public information to derive valuation multiples. Nineteen of the transactions occurred in the gold space, 10 in the silver space, and 11 in the copper space. Ideally, comparable transactions considered would be comparable in terms of commodity mix, geographic location, operating characteristics, growth prospects, risk profile and size. Raymond James recognized that no single transaction is perfectly comparable to the Arrangement and as such focused on the ranges of value based on a broad set of transactions. Raymond James determined that the most appropriate metric on which these transactions can be compared is an EV/Resources multiple. Based on its review of the transactions identified, Raymond James selected appropriate EV/Resource multiples and applied them to the applicable metrics for US Gold and Minera Andes to estimate the fair market value of US Gold Shares and Minera Andes Shares.

Application to US Gold

        Using publicly available information, Raymond James identified and reviewed comparable silver and gold transactions involving companies with projects at various stages of development, which have recently concluded. Raymond James reviewed 29 public-company transactions in the silver and gold industry. Selected transactions involved companies in the silver and gold mining industry with similar size and operating metrics to US Gold's development projects.

        Using the Comparable Transaction Approach, a range of values between Cdn$3.59 to Cdn$3.88 per US Gold Share was estimated.

Application to Minera Andes

        Using publicly available information, Raymond James identified and reviewed comparable silver and copper project transactions involving companies with projects at various stages of development. Raymond James reviewed 21 public company transactions in the silver and copper industry. Selected transactions involved companies in the silver and copper mining industry with similar size and operating metrics to Minera Andes properties. Raymond James performed the analysis over a range of resources applied to Los Azules to reflect the potential outcomes of litigation and potential loss of ownership over the contested resources.

        Using the Comparable Transaction Approach, a range of values between Cdn$1.54 to Cdn$2.64 per Minera Andes Share was estimated.

Market Trading Approach

        Based on market capitalization, market following, trading liquidity, and other considerations, Raymond James considered the Market Trading Approach in assessing the fair market value of the US Gold Shares and Minera Andes Shares. In considering the Market Trading Approach, Raymond James reviewed and considered the trading history of US Gold and Minera Andes.

Application to US Gold

        In considering the Market Trading Approach, Raymond James reviewed trading prices and volumes for US Gold Shares for the period from January 6, 2011 to September 22, 2011, the last trading day preceding the announcement of the execution of the Arrangement Agreement.

        In reviewing trading of US Gold Shares, Raymond James considered:

           i)  trading volumes over 5, 10, 20, 30, 60, 90, and 180 days preceding the Valuation Date; and

          ii)  volume-weighted average prices over 1, 5, 10, 20, and 30 days preceding the Valuation Date.

        For the low case scenario, Raymond James used US Gold's closing price on September 22, 2011. For the mid case scenario, Raymond James used the median of the five VWAP prices. For the high case scenario, Raymond James used the 30-day VWAP.

        Using the Market Trading Approach, a range of values between Cdn$5.18 to Cdn$5.91 per US Gold Share was estimated

Application to Minera Andes

        In considering the Market Trading Approach, Raymond James reviewed trading prices and volumes for Minera Andes Shares for the period from January 6, 2011 to September 22, 2011, the last trading day preceding the announcement of the execution of the Arrangement Agreement.(4) Based on US Gold's closing price on the TSX on September 22, 2011 of Cdn$5.06, the implied value per Minera Andes Share was Cdn$2.28 indicating a premium of 2.1% over the closing market price of Cdn$2.23 per Minera Andes Share.

(4)
Source: Thomson One

        In reviewing trading of Minera Andes' Shares, Raymond James considered:

           i)  trading volumes over 5, 10, 20, 30, 60, 90, and 180 days preceding the Valuation Date; and

          ii)  volume-weighted average prices over 1, 5, 10, 20, and 30 days preceding the Valuation Date.

        For the low case scenario, Raymond James used Minera Andes' closing price on September 22, 2011. For the mid case scenario, Raymond James used the median of the five VWAP prices. For the high case scenario, Raymond James used the 10-day VWAP.

        Using the Market Trading Approach, a range of values between Cdn$2.27 to Cdn$2.61 per Minera Andes Share was estimated

US Gold valuation Conclusion

        Based upon and subject to the factors set out in the Valuation and Opinion, Raymond James is of the opinion that, as of the date of the Valuation and Opinion, the fair market value of US Gold is in the range of Cdn$4.25 to Cdn$5.25 per US Gold Share.

Minera Andes Valuation Conclusion

        Based upon and subject to the factors set out in the Valuation and Opinion, Raymond James is of the opinion that, as of the date of the Valuation and Opinion, the fair market value of Minera Andes is in the range of Cdn$1.75 to Cdn$2.25 per Minera Andes Share.

Fairness Opinion

        In reaching an opinion as to whether the consideration payable by US Gold under the Arrangement is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties, Raymond James principally considered the following:

  1.
  A comparison of the range of NAV of US Gold to the range of NAV of Minera Andes; and

  2.
  A comparison of the range of fair market values of US Gold to the range of fair market values of Minera Andes, each as determined in the Valuation.

        Based upon such analysis, Raymond James concluded that the Exchange Ratio of 0.45 shares of US Gold stock for each 1.0 share of Minera Andes stock is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties.

Consent of Raymond James

        We refer to the formal valuation and fairness opinion ("Valuation and Opinion") dated September 22, 2011, which we prepared for the Special Committee of the Board of Directors of US Gold Corporation. We consent to the filing of the Valuation and Opinion with the applicable securities regulatory authorities and the inclusion of the summary of the Valuation and Opinion, the text of which was previously provided to Raymond James, and the full text of the Valuation and Opinion in US Gold's proxy statement in connection with the proposed plan of arrangement with Minera Andes Inc. Our Valuation and Opinion was given as at September 22, 2011 and remains subject to the assumptions, qualifications and limitations contained therein. In providing our consent, we do not intend that any person other than the Special Committee shall be entitled to rely upon our Valuation and Opinion.

Sincerely,

Raymond James

Dated October 6, 2011

Regulatory Matters

Competition Act (Canada)

        Part IX of the Competition Act (Canada), which is referred to in this proxy statement as the Competition Act, requires that, subject to limited exceptions, the Commissioner of Competition be notified of certain classes of transactions that exceed the thresholds set out in Sections 109 and 110 of the Competition Act, which are referred to in this proxy statement as notifiable transactions, by the parties to such transactions. The transactions contemplated by the Arrangement do not meet these thresholds and thus, the Arrangement is not a notifiable transaction.

        Whether or not a "merger" (as such term is defined under the Competition Act) is subject to notification under Part IX of the Competition Act, the Commissioner of Competition can apply to the Competition Tribunal for a remedial order under Section 92 of the Competition Act at any time before the merger has been completed or, if completed, within one year after it was substantially completed (provided, subject to limited exceptions, the Commissioner of Competition has not issued an advance ruling certificate in respect of the merger). Where the Competition Tribunal finds that the merger prevents or lessens, or is likely to prevent or lessen, competition substantially, it may order, among other things, that the merger not proceed or, if completed, order its dissolution or the disposition of assets or shares involved in such merger. In addition to the foregoing, or in lieu thereof, with the consent of the person against whom the order is directed and the Commissioner of Competition, the Competition Tribunal can order a party to the merger or any other person to take any other action.

Court of Queen's Bench of Alberta

        The Arrangement requires approval by the Court, under the ABCA. On [    •    ], 2011, Minera Andes obtained the interim order of the Court (the "Interim Order") providing for the calling and holding of the special meeting of Minera Andes shareholders for purposes of approving the Arrangement and other procedural matters.

        Subject to the approval of the Arrangement by Minera Andes shareholders and the approval of the Arrangement Proposals by US Gold shareholders and the holders of the 2007 Exchangeable Shares, voting as a single class, the hearing in respect of the final order (the "Final Order") is expected to take place on or about [    •    ], 2011 at the Court House 601—5th Street S.W., Calgary, Alberta T2P 5P7, or as soon thereafter as is reasonably practicable. The Court will consider, among other things, the fairness and reasonableness of the Arrangement to the shareholders of US Gold and any other interested person as the Court considers appropriate. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

        If the Final Order is granted and the other conditions for the completion of the Arrangement have been satisfied, Minera Andes will file articles of arrangement with the Registrar under the ABCA and the Registrar will issue a Certificate of Arrangement, thereby giving effect to the Arrangement.

        Although US Gold's objective is to have the effective date of the Arrangement occur as soon as possible after the Meeting, the effective date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay in obtaining any required approvals.

Investment Canada Act

        Under Part IV of the Investment Canada Act, certain transactions involving the acquisition of control of a Canadian business by a non-Canadian entity that exceed prescribed monetary thresholds are subject to review (a "Reviewable Transaction") and cannot be implemented unless the Minister of Industry (Canada) (the "Minister") is satisfied or is deemed to be satisfied that the acquisition is likely to be of net benefit to Canada.

        Under Part IV.1 of the Investment Canada Act, investments by non-Canadians to acquire control of a Canadian business can be made subject to review and approval on grounds that the investment could be injurious to national security. The Governor in Council may take any measures in respect of the investment that the Governor in Council considers advisable to protect national security, including: (a) directing the purchaser not to implement the investment; (b) authorizing the investment on condition that the non-Canadian (i) give any written undertakings to Her Majesty in right of Canada relating to the investment that the Governor in Council considers necessary in the circumstances, or (ii) implement the investment on the terms and conditions contained in the order; or (c) requiring the purchaser to divest itself of control of the Canadian business or of its investment in the entity. In order to trigger a national security review, within 45 days of the date on which the notification or application for review has been filed and certified as complete or within 45 days of the date of closing of a transaction for which neither an application for review nor a notification is required, either (a) the

Governor in Council must order a review of the transaction or (b) the Minister must issue a notice to the purchaser indicating that a review may be necessary on grounds of national security, in which case the Governor in Council has 25 days from the date of notice to order a review.

        It has been determined that the transactions contemplated by the Arrangement do not constitute a Reviewable Transaction. As a result, US Gold will only be required to file a notification form under Part III of the Investment Canada Act within 30 days of closing.

Hart-Scott-Rodino Act

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the United States Federal Trade Commission, or the FTC, certain transactions may not be consummated unless notification has been given and certain information has been furnished to the FTC and the Antitrust Division of the United States Department of Justice and certain waiting period requirements have been satisfied. We have determined that the Arrangement is not subject to the notification and reporting requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Canadian Securities Regulatory Matters

        The distribution of the shares of US Gold common stock and exchangeable shares of Canadian Exchange Co. in connection with the Arrangement will be made pursuant to statutory exemptions from the prospectus and registration requirements of applicable Canadian securities laws.

MI 61-101 Compliance

        Under MI 61-101, US Gold is considered to be a related party to Minera Andes because the companies have the same "control person", namely Robert R. McEwen. A "control person" is a person who directly or indirectly holds more than 20% of the outstanding voting securities. Furthermore, certain officers and directors of US Gold, who are "related parties" of US Gold own common shares in Minera Andes. As a result of these relationships, the Arrangement constitutes a "related party transaction" under MI 61-101. As a related party transaction under MI 61-101, the issuance of exchangeable shares in the Arrangement is subject to the requirements of MI 61-101, which include minority shareholder approval and the obtaining of a formal valuation. Minority shareholder approval excludes the votes of related parties of US Gold who hold common shares of Minera Andes and the votes of related parties of Minera Andes who hold shares of common stock of US Gold or 2007 Exchangeable Shares. As a result of the requirements of MI 61-101, approval of Proposal 3 requires the affirmative vote of the majority of the votes cast by holders of US Gold common stock and holders of the 2007 Exchangeable Shares, counted together as a single class, excluding shares of US Gold common stock and 2007 Exchangeable Shares held by persons whose votes may not be included in determining minority approval pursuant to MI 61-101. Shares that will be excluded from determining minority approval pursuant to MI 61-101 are all shares held directly or indirectly by Robert R. McEwen, Chairman and Chief Executive Officer of US Gold and Minera Andes, Perry Ing, an officer of US Gold and Minera Andes, Ian Ball, an officer of US Gold who holds common shares of Minera Andes, Stefan Spears, an officer of US Gold who holds common shares of Minera Andes, and Allan Marter, a director of Minera Andes.

United States Securities Regulatory Matters

        US Gold has agreed to file a registration statement with the SEC in order to register under the Securities Act the issuance from time to time of the shares of US Gold common stock in exchange for the exchangeable shares. US Gold also agreed to use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding. For purposes of registering such stock, US Gold is preparing a registration statement on Form S-4. The effectiveness of the registration statement is a condition to the completion of the Arrangement.

        US Gold has also agreed to take commercially reasonable efforts to obtain any regulatory approvals that are necessary to ensure that the shares of US Gold common stock to be issued upon the exercise of the Minera Andes Options will be freely tradable in the United States and Canada.

Challenges by Governmental and Other Entities

        Notwithstanding the approval of the Arrangement by the Court, there can be no assurance that any other governmental or other entities will not challenge the Arrangement on antitrust or competition grounds and, if such a challenge is made, there can be no assurance as to its result.

Other Governmental Approvals

        US Gold is not aware of any material governmental approvals or actions that are required for completion of the Arrangement other than those described above. It is presently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought. US Gold has agreed to use commercially reasonably efforts to obtain all regulatory approvals required to complete the Arrangement.

THE ARRANGEMENT AGREEMENT

        The following is a summary of the material terms and conditions of the Arrangement Agreement. This summary may not contain all the information about the Arrangement Agreement that is important to you and is qualified in its entirety by reference to the Arrangement Agreement attached as Annex G to this proxy statement. You are encouraged to read the Arrangement Agreement carefully and in its entirety because it is the legal document that governs the Arrangement.

        Explanatory Note Regarding the Arrangement Agreement and the Summary of the Arrangement Agreement: Representations, Warranties and Covenants in the Arrangement Agreement Are Not Intended to Be Relied Upon as Public Disclosures.

        The Arrangement Agreement and the summary of its material terms and conditions in this proxy statement have been included to provide information about the terms and conditions of the Arrangement Agreement. They are not intended to provide any other public disclosure of factual information about US Gold, Minera Andes or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Arrangement Agreement are made by US Gold and Minera Andes only for the purposes of the Arrangement Agreement and were qualified and subject to certain limitations and exceptions agreed to by US Gold and Minera Andes in connection with the negotiation of the terms of the Arrangement Agreement. In particular, in your review of the representations and warranties contained in the Arrangement Agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Arrangement Agreement and were negotiated for the purpose of allocating contractual risk between the parties to the Arrangement Agreement rather than to establish matters as facts. The representations and warranties may also be subject to a contractual standard of "materiality" or "material adverse effect" different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases may be qualified by disclosures made by one party to the other, which are not necessarily reflected in the Arrangement Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Arrangement Agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

        For the foregoing reasons, the representations, warranties and covenants or any descriptions of them should not be read alone or relied upon as characterizations of the actual state of facts or conditions of US Gold, Minera Andes or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference herein.

The Arrangement

        Under the terms of the Arrangement Agreement, US Gold, through Canadian Exchange Co., our newly-formed and indirect wholly-owned Canadian subsidiary, will acquire all of the issued and outstanding shares of Minera Andes. The Arrangement will involve an exchange of Minera Andes shares for exchangeable shares of Canadian Exchange Co., as described below. Holders of Minera Andes shares will receive that number of exchangeable shares equal to the number of Minera Andes shares so exchanged multiplied by the exchange ratio of 0.45. Each exchangeable share of Canada Exchange Co. will be exchangeable on a one-for-one basis for shares of US Gold common stock at any time at the option of the holder. In addition, all outstanding Minera Andes Options will become exercisable to acquire common stock of US Gold at a ratio of 0.45 of a share of US Gold common stock for each Minera Andes share underlying each such Minera Andes Option. The exercise price and vesting terms of the Minera Andes Options will remain unchanged. The Arrangement will be completed by way of the Plan of Arrangement, a copy of which is attached as Exhibit A to the

Arrangement Agreement. Upon completion of the Arrangement, Minera Andes will be an indirect wholly-owned subsidiary of US Gold and the Minera Andes shares will no longer be publicly traded.

Closing

        It is currently anticipated that the Arrangement will close as soon as possible after all requisite approvals are obtained and all conditions have been satisfied, or where not prohibited by applicable law, waived. Either US Gold or Minera Andes may terminate the Arrangement Agreement if the Arrangement is not completed by April 30, 2012, or such later date as may be consented to by US Gold and Minera Andes.

Representations and Warranties

        The Arrangement Agreement contains a number of representations and warranties made by both US Gold and Minera Andes that are subject in some cases to exceptions and qualifications (including materiality qualifications and exceptions that would not reasonably be expected to have a "material adverse effect"). See also "—Definition of Material Adverse Effect" beginning on page 97 of this proxy statement. Although sometimes different in form and scope, the mutual representations and warranties in the Arrangement Agreement relate to, among other things:

  •
  corporate existence, good standing and qualification to conduct business;

  •
  corporate power and authority;

  •
  due authorization, execution, delivery and validity of the Arrangement Agreement;

  •
  capital structure and due authorization and issuance of capital stock and options;

  •
  reporting issuer status in the U.S. and Canada;

  •
  governmental and third-party consents or approvals in connection with the Arrangement;

  •
  compliance with and absence of any conflict with or violation of organizational documents, material agreements, permits, laws or regulations, including stock exchange rules and regulations;

  •
  absence of certain payments becoming due in connection with the Arrangement;

  •
  securities filings and the absence of misstatements or omissions of material facts from such filings;

  •
  financial statements;

  •
  internal controls and compliance with Sarbanes-Oxley Act of 2002 and other applicable laws or regulations;

  •
  value of current assets;

  •
  undisclosed obligations or liabilities;

  •
  absence of certain events or changes from June 30, 2011 to the date of the Arrangement Agreement;

  •
  material contracts;

  •
  agreements with directors and officers and significant shareholders;

  •
  related party loans and indebtedness and related party transactions;

  •
  claims, litigation and investigations;

  •
  employment and consulting agreements not at arm's length;

  •
  title to assets and absence of liens;

  •
  mineral properties, mining claims, concessions, permits, licenses, leases, surface rights and other similar documents or rights;

  •
  properties not subject to condemnation or expropriation, royalties, rights or interests in favor of third parties;

  •
  possession of and compliance with necessary permits, licenses, certificates and the like;

  •
  technical reports;

  •
  insurance;

  •
  environmental matters;

  •
  tax matters;

  •
  agreements, judgments, injunctions and orders prohibiting or impairing the operation of business;

  •
  broker's or finder's fees;

  •
  entry into the voting agreement by directors and officers;

  •
  formal valuation and fairness opinion related to the Arrangement;

  •
  severance and termination payments;

  •
  collective bargaining and other labor matters;

  •
  employee benefit plans and related matters; and

  •
  absence of status as an investment company.

        US Gold also makes representations and warranties relating to, among other things:

  •
  due authorization and issuance of the exchangeable shares, the Series B Preferred Share and the shares of US Gold common stock to be issued upon the exchange of the exchangeable shares or exercise of the Minera Andes Options;

  •
  rights, privileges, restrictions and conditions of the exchangeable shares and the Series B Preferred Share; and

  •
  freely tradeable status of the exchangeable shares and the shares of US Gold common stock to be issued upon the exchange of the exchangeable shares.

        The representations and warranties in the Arrangement Agreement do not survive the effective time of the Arrangement (the "Effective Time").

Obligations to Effect the Arrangement

        US Gold, Minera Andes and Canadian Exchange Co. are obligated under the Arrangement Agreement to perform certain tasks in order to effect the Arrangement. In particular, each of US Gold and Minera Andes agreed, among other things, that it will:

  •
  convene a meeting of its shareholders to obtain the necessary shareholder approvals to consummate the Arrangement as soon as practicable and use commercially reasonable efforts to ensure that their shareholder meetings occur on the same date;

  •
  use commercially reasonable efforts to solicit proxies to be voted at its shareholder meeting in favor of approvals related to the Arrangement, and seek the necessary shareholder approvals to consummate the Arrangement in accordance with any applicable laws, including MI 61-101 and the rules of the TSX and the NYSE, as applicable;

  •
  prepare, in consultation with the other party, and file a proxy statement or information circular, as applicable, together with any other documents required by applicable laws, in connection with its shareholder meeting;

  •
  timely provide such information to be included in the other party's proxy statement or information circular, as applicable, describing itself and its business;

  •
  ensure that the information provided by it for inclusion in the other party's proxy statement or information circular, as applicable, does not contain any misrepresentation and indemnify and save harmless the other party and its affiliates from any loss resulting from any such misrepresentation;

  •
  promptly cause its proxy statement or information circular, as applicable, and all other proxy materials to be mailed to its security holders and filed with applicable securities regulatory authorities;

  •
  ensure that its proxy statement or information circular, as applicable, complies in all material respects with all applicable laws and does not contain any misrepresentation (other than with respect to the information provided by the other party as described above) and provide its shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at its shareholder meeting;

  •
  include a statement in its proxy statement or information circular, as applicable, that its board of directors recommends that its shareholders vote in favor of the shareholder approvals necessary to consummate the Arrangement and that each of its directors and executive officers intends to vote all of their shares of stock of such party in favor of such matters;

  •
  take all such actions as may be required under applicable laws (and the Interim Order in the case of Minera Andes) in connection with the transactions contemplated by the Arrangement Agreement and the Arrangement;

  •
  notify the other promptly of the receipt of any comments from the SEC or other securities regulatory authorities and respond reasonably promptly to comments from the staff of the SEC or other securities regulatory authorities; allow the other party a reasonable opportunity to review and comment on the various documents to be filed or delivered to its shareholders in connection with the Arrangement; and

  •
  cooperate and use commercially reasonable efforts to take all reasonable actions, including the preparation of any applications for orders, registrations, consents, filings, circulars and approvals, required in connection with the Arrangement Agreement and the Arrangement and the preparation of any required documents, in each case as reasonably necessary to discharge their respective obligations under the Arrangement Agreement, the Arrangement, and the Plan of Arrangement, and to complete any of the transactions contemplated by the Arrangement Agreement, in accordance with applicable securities laws.

        US Gold agreed that it will:

  •
  US Gold, Callco and Canadian Exchange Co. will execute and deliver the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement along with Callco, Canadian Exchange Co. and the trustee (with respect to the Voting and Exchange Trust Agreement);

  •
  issue to and deposit with the trustee the Series B Special Voting Preferred Stock;

  •
  use commercially reasonable efforts to cause the exchangeable shares of Canadian Exchange Co. to be issued in connection with the Arrangement and the shares of US Gold common stock to be issued on the exchange of the exchangeable shares to be approved for listing on the NYSE and the TSX prior to the Effective Time;

  •
  prepare and file with the SEC a registration statement on Form S-4 (or other applicable form) to register under applicable securities laws the shares of US Gold common stock issuable from time to time after the Effective Time upon exchange of exchangeable shares and use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding;

  •
  cooperate with and assist Minera Andes in seeking the Interim Order and the Final Order; and

  •
  following receipt by Minera Andes of the Final Order and prior to the filing by Minera Andes of the Articles of Arrangement, cause to be delivered to a depositary sufficient exchangeable shares of Canadian Exchange Co. to satisfy the aggregate consideration payable to Minera Andes shareholders pursuant to the Plan of Arrangement.

        Minera Andes agreed that it will:

  •
  promptly advise US Gold of (and provide US Gold with) any written notice of dissent or purported exercise (or withdrawal) by any Minera Andes shareholder of dissent rights received by Minera Andes in relation to the Arrangement and any written communications sent by or on behalf of Minera Andes to any Minera Andes shareholder exercising or purporting to exercise dissent rights in relation to the Arrangement;

  •
  consult with US Gold on any material to be filed with the Court and ensure that all such materials are consistent in all material respects with the terms of the Arrangement Agreement and the Plan of Arrangement;

  •
  file and pursue an application with the Court for an Interim Order with the provisions set forth in the Arrangement Agreement and otherwise in form and substance reasonably satisfactory to US Gold as soon as reasonably practicable after the later of (i) 10 days after the filing of this proxy statement and (ii) all comments of the SEC, if any, on this proxy statement being resolved;

  •
  advise the Court of US Gold's intention to rely upon Section 3(a)(10) of the Securities Act in respect of the distribution of the exchangeable shares of Canadian Exchange Co. to Minera Andes shareholders in connection with the Arrangement;

  •
  diligently pursue and take all steps necessary or desirable to have the hearing before the Court of the application for the Final Order (in form and substance reasonably acceptable to US Gold) held as soon as reasonably practicable upon obtaining the Interim Order and requisite US Gold and Minera Andes shareholder approvals to consummate the Arrangement; and

  •
  file the articles of arrangement consummating the Arrangement no later than the fifth business day after the satisfaction or waiver of the conditions to closing set forth in the Arrangement Agreement.

Conduct of the Business of US Gold and Minera Andes Pending the Completion of the Arrangement and Other Covenants

        Under the Arrangement Agreement, US Gold and Minera Andes have agreed that, except as expressly contemplated by the Arrangement Agreement or with the other party's written consent, US Gold and Minera Andes will conduct their respective businesses in the ordinary course consistent with past practice and in a manner consistent with industry practice and in compliance, in all material respects, with applicable laws and use commercially reasonable efforts to preserve intact their present business organizations, goodwill, and material rights and franchises, keep the services of their officers and employees and preserve their relationships with their suppliers and others having business dealings with them. Further, each of US Gold and Minera Andes has agreed, subject to various exceptions, limitations and conditions set forth in the Arrangement Agreement, among other things, not to:

  •
  declare or pay dividends or make other distributions in respect of its capital stock;

  •
  issue, sell, or redeem or otherwise acquire any of its own securities or other ownership interests;

  •
  accelerate the vesting of any unvested stock options or accelerate the release or expiry date of any hold period relating to its stock or modify the terms of any stock option;

  •
  amend or propose to amend its organizational documents;

  •
  enter into or materially modify or terminate any swap or hedging agreement;

  •
  change existing accounting practices, methods and principles;

  •
  incur any material indebtedness for borrowed money or enter into a guarantee with respect to indebtedness for borrowed money;

  •
  enter into any material operating lease except in the ordinary course of business or create any mortgages, liens, security interests, claims, encumbrances or the like on its property or assets;

  •
  sell, lease, license, encumber any material assets, or acquire any assets or make any investment in excess of $2,000,000;

  •
  settle or compromise any litigation where the amount paid exceeds $200,000;

  •
  expend or commit to expend any amounts with respect to capital expenditures in excess of $2,000,000 individually or $3,500,000 in the aggregate;

  •
  other than in the ordinary course of business consistent with past practice, (i) increase the compensation or benefits, or otherwise extend, expand or enhance the engagement, employment or any related rights, of; (ii) accelerate the payment or vesting of any such benefits to; or (iii) adopt, enter into or take any action with respect to any employee benefit plan, policy, or employment, severance, change of control or termination agreement providing for any form of benefits or other compensation to, any former, present or future director, officer, employee or consultant;

  •
  make any loan to any present or future officer, employee, consultant or director;

  •
  enter into any agreement or arrangement that limits or otherwise restricts, or that would after the Effective Time, limit or restrict, it from competing in any manner in any line of business in any geographic area;

  •
  enter into any agreement that has the effect of creating a joint venture, partnership, or similar relationship;

  •
  enter into, terminate, fail to renew, or waive any material provision of, exercise any material option or relinquish any material contractual rights under, or modify in any material respect, any material contract; or

  •
  agree to, or make any commitment to, take or authorize, any of the foregoing, or allow any of its subsidiaries to do so.

        In addition, each of US Gold and Minera Andes has agreed, subject to various exceptions, limitations and conditions set forth in the Arrangement Agreement, among other things, that it will:

  •
  use commercially reasonable efforts to cause its current insurance policies not to be cancelled;

  •
  promptly advise the other party in writing of:

  •
  any event, condition or circumstance that might be reasonably expected to cause any representation or warranty of such party contained in the Arrangement Agreement to be untrue or inaccurate;

  •
  any material adverse effect on such party or any change, effect, event or occurrence which would be reasonably expected to have a material adverse effect on such party; and

  •
  any material breach by such party of any obligation, covenant or agreement contained in the Arrangement Agreement;

  •
  use its commercially reasonable efforts to cooperate with the other parties to the Arrangement Agreement in connection with each such party's performance of its obligations under the Arrangement Agreement and do all such other commercially reasonable acts and things as may be reasonably necessary or reasonably desirable in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and the other transactions contemplated by the Arrangement Agreement;

  •
  upon a request of the other party and subject to applicable laws, effect only such reorganizations of the business, operations and assets of itself and its subsidiaries or such other transactions as may requested by the other party, acting reasonably, and co-operate with the other party and its advisors in order to determine the nature of any such reorganization that might be undertaken and the manner in which it might most effectively be undertaken; and

  •
  not agree to, or make any commitment to, take or authorize, any of actions in violation the foregoing, or allow any of its subsidiaries to do so.

        Under the Arrangement Agreement, each of US Gold and Canadian Exchange Co. also agreed that, subject to various exceptions, limitations and conditions set forth in the Arrangement Agreement and except as expressly contemplated by the Arrangement Agreement or with Minera Andes' written consent, that it will:

  •
  make or give any necessary application or notice to the TSX and the NYSE for approval of the Arrangement, for approval for listing and posting for trading on the TSX and the NYSE the shares of US Gold common stock issuable upon the exchange of the exchangeable shares to be issued pursuant to the Arrangement or upon exercise of Minera Andes Options, and for the listing and posting for trading of such shares as of the Effective Time, and for approval for listing and posting for trading on the TSX the exchangeable shares, and for the listing and posting for trading of such shares as of the Effective Time;

  •
  carry out the terms of the Final Order applicable to US Gold or Canadian Exchange Co.; and

  •
  make joint elections with eligible holders in respect of the dispositions of their Minera Andes shares pursuant to Section 85 of the Income Tax Act (Canada) (and any similar provision of any provincial tax legislation) in accordance with the procedures and within the time limits set out in the Plan of Arrangement (the agreed amount under such joint elections shall be determined by each eligible holder in its sole discretion within the limits set out in the Income Tax Act (Canada)).

        Under the Arrangement Agreement, Minera Andes has also agreed that, subject to various exceptions, limitations and conditions set forth in the Arrangement Agreement and except as expressly contemplated by the Arrangement Agreement or with US Gold's written consent, that it will:

  •
  make or give any necessary application or notice to the TSX for approval of the Arrangement and to delist the Minera Andes shares following the completion of the Arrangement;

  •
  make or give any necessary or desirable application or notice to applicable securities regulatory authorities to cause Minera Andes to cease to be a reporting issuer following the completion of the Arrangement; and

  •
  carry out the terms of the Final Order applicable to Minera Andes.

Non-Solicitation; Acquisition Proposals

        Subject to the exceptions described below, US Gold and Minera Andes have agreed that neither US Gold nor Minera Andes nor their subsidiaries will, directly or indirectly, through any of its or its subsidiaries' officers, directors, employees, investment bankers, representatives or agents:

  •
  solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) any inquiries, proposals or offers relating to, or that would reasonably be expected to lead to, any acquisition proposal;

  •
  engage in, continue or otherwise participate in any discussions or negotiations with any person regarding, or that would reasonably be expected to lead to, any acquisition proposal;

  •
  furnish to any person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or knowingly encourage, any effort or attempt by any other person to make an acquisition proposal, or that would reasonably be expected to lead to an acquisition proposal;

  •
  approve, accept, endorse or recommend, or propose publicly to accept, approve, endorse or recommend any acquisition proposal;

  •
  accept or enter into or publicly propose to accept or enter into, any letter of intent, agreement (including a confidentiality or standstill agreement), understanding or arrangement, oral or written, in respect of, that is intended to result in, or would reasonably be expected to lead to an acquisition proposal; or

  •
  withdraw, modify, qualify or change any recommendation of its board of directors to its shareholders regarding the Arrangement.

        US Gold and Minera Andes must cease any existing discussions or negotiations with any persons (other than with any other party to the Arrangement Agreement) with respect to any potential acquisition proposal. We refer to the party (either Minera Andes or US Gold) that receives an acquisition proposal as the Target Party and the other party as the Other Party. The Target Party shall immediately notify the Other Party of any acquisition proposal or of any inquiry, proposal or request received by it for non-public information relating to the Target Party or any of its subsidiaries or joint ventures in connection with an acquisition proposal or for access to the properties, books or records of the Target Party or any of its subsidiaries or joint ventures by any person or entity that informs any officer or director of such party or any of its subsidiaries that it is considering making, or has made, an acquisition proposal. The Target Party will be responsible for any breach of its obligations related to acquisition proposals and solicitations by its officers, directors, agents or representatives.

        However, a Target Party may, in response to an acquisition proposal and prior to its shareholders approving the matters necessary to consummate the Arrangement, (i) engage in discussions or negotiations with, or respond to enquiries from, any person making what the board of directors of the Target Party has determined in good faith to be or could reasonably be expected to result in a superior proposal, and (ii) withdraw, modify, qualify or change the recommendation of its board of directors to its shareholders regarding the Arrangement if the Target Party receives a superior proposal, subject to the conditions below. A Target Party, may, prior to its shareholders approving the matters necessary to consummate the Arrangement, provide non-public information to a party who proposes an acquisition proposal only if such acquisition proposal is a superior proposal or could reasonably be expected to lead to a superior proposal and the Target Party has entered into or then enters into a confidentiality agreement with such person that is substantially similar or not less onerous to that then in effect between Minera Andes and US Gold and the Target Party provides the Other Party with a list and copies of all information provided to such person not previously provided to the Other Party. The Target Party must also promptly send a copy of any such confidentiality agreement to the Other Party. The foregoing does not relieve a party from its obligations to proceed to call and hold the applicable shareholders' meeting and to hold the vote on the matters necessary to consummate the Arrangement.

        If the board of directors of a Target Party determines that an acquisition proposal is a superior proposal, it must give immediate notice of such determination to the Other Party, provide the Other Party with a true and complete copy of the superior proposal and give the Other Party not less than five business days' advance notice of any action to be taken by it in response to the superior proposal. During such five business day period, the Target Party may not accept, recommend, approve or enter into any agreement to implement such superior proposal and the Other Party has the right, but not the obligation, to offer to amend the terms of the Arrangement Agreement such that the acquisition proposal would no longer constitute a superior proposal. If the Target Party's board of directors determines that, as a result of the amended offer, the acquisition proposal is no longer a superior proposal, it must not accept, recommend, approve or enter into any agreement to implement such acquisition proposal and it must enter into an amended agreement with the Other Party reflecting the amended offer. If the Target Party's board of directors continues to believe in good faith, after consultation with its financial advisers and outside counsel, that such superior proposal remains a superior proposal and therefore rejects the amended offer, the Target Party and its board of directors may approve, recommend, accept or enter into an agreement with respect to the superior proposal, provided that it first terminates the Arrangement Agreement and pays the termination fee to the Other Party.

        Under the Arrangement Agreement:

  •
  an "acquisition proposal" means, with respect to Minera Andes or US Gold, as the case may be, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving the other party and/or one or more of its wholly-owned subsidiaries (and/or in the case of Minera Andes, its 49% interest in MSC), any offer, proposal, inquiry or expression of interest from any third person or group of third persons, whether or not in writing and whether or not delivered to the shareholders of the Target Party, after the date of the Arrangement Agreement relating to: (i) any acquisition, purchase, sale, transfer, lease, partnership, joint venture, earn-in right, option to acquire, direct or indirect, involving assets of the Target Party and/or one or more of its subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its subsidiaries, taken as a whole; (ii) any, direct or indirect, acquisition, purchase or option to acquire or purchase from the Target Party or its subsidiaries (x) 15% or more of any voting or equity securities of the Target Party, or (y) all of the voting or equity securities of any one or more of the Target Party's subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its subsidiaries, taken as a whole; (iii) any arrangement, merger, amalgamation, consolidation, business combination, liquidation or dissolution or other similar transaction involving the Target Party or any one or more of its subsidiaries (or in the case of Minera Andes, its 49% interest in MSC) that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its subsidiaries, taken as a whole; (iv) any take-over bid, tender offer, exchange offer, reorganization or recapitalization or similar transaction that, if consummated, would result in any person, or group of persons or securityholders of such person(s) beneficially owning, directly or indirectly, (x) 15% or more of any class of voting or equity securities (including based on securities convertible, exchangeable or exercisable for voting or equity securities) of the Target Party or (y) the Target Party's subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its subsidiaries, taken as a whole; or (v) any combination of the foregoing. For the purposes of this definition, in the case of Minera Andes, for the purpose of calculating consolidated assets and revenues the term "subsidiaries" includes Minera Andes' 49% interest in MSC; and

  •
  a "superior proposal" means a bona fide acquisition proposal made in writing before the Target Party's shareholders approve the matters necessary to consummate the Arrangement: (i) to purchase or otherwise acquire, directly or indirectly, all of the shares of the Target Party (other than those held by the person making the acquisition proposal) on the same terms and conditions to all Target Party shareholders (other than the person making such acquisition proposal and any joint actor and any of their respective affiliates) or all or substantially all of the assets of the Target Party and its subsidiaries taken as a whole; (ii) that is reasonably capable of being completed in accordance with its terms and without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal; (iii) that is not subject to any financing condition; (iv) that in respect of which any required financing to complete such acquisition proposal has been demonstrated to be available to the satisfaction of the Target Party's board of directors, acting in good faith (after receipt of advice from its financial advisors and outside legal counsel); (v) that is not subject to a due diligence and/or access condition; (vi) that did not result from a breach of non-solicitation provisions of the Arrangement Agreement by the Target Party, its subsidiaries or its representatives; and (vii) in respect of which the Target Party's board of directors determines in good faith (upon recommendation of the Target Party's special committee and after receipt of advice from outside legal counsel and financial advisors) that failure to recommend such acquisition proposal to the Target Party shareholders would be inconsistent with its fiduciary duties under applicable law and that such acquisition proposal would, taking into account all of the terms and conditions of such acquisition proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favorable to the Target Party shareholders from a financial point of view than the Arrangement (including any adjustments to the terms and conditions of the Arrangement proposed pursuant to the Arrangement Agreement).

        Nothing contained in the Arrangement Agreement prohibits the boards of directors of any party to the Arrangement Agreement from withdrawing, modifying, qualifying or changing its recommendation to its shareholders in respect of the Arrangement prior to its shareholders approving the matters necessary to consummate the Arrangement, if (i) such party's board of directors determines, in good faith (upon the recommendation of its special committee and after receiving advice of outside legal counsel), that such withdrawal, modification, qualification or change is necessary for the board of directors to act in a manner consistent with its fiduciary duties under applicable laws, and (ii) such party's board of directors has consulted with its independent financial advisor and such financial advisor has confirmed in writing that it is unable to render a fairness opinion in respect of the Arrangement as of such time based on the facts and circumstances then existing; provided that not less than 48 hours before the board of directors considers any proposal in respect of any such withdrawal, modification, qualification or change, such party shall give the other party written notice of such proposal and promptly advise the other party of the proposed consideration of such proposal. The foregoing does not relieve a party from its obligations to proceed to call and hold the applicable shareholders' meeting and to hold the vote on the matters necessary to consummate the Arrangement.

Compositions of the Board of Directors of US Gold and Minera Andes

Composition of the Board of Directors of US Gold

        Prior to the Effective Time, the current Minera Andes board of directors is entitled to recommend to the Nominating Committee nominees to fill, effective immediately following the Effective Time, any vacancies on the Board, whether such vacancies are the result of the resignation of any member of the Board prior to the Effective Time or an increase in the size of the Board, such that such nominees, appointed or elected, would constitute at least 50% of the directors of the Board immediately following the Effective Time. In the event that the Nominating Committee determines, in its sole discretion, that any person nominated by the current Minera Andes board of directors pursuant to the foregoing should not be recommended for election or appointment to the Board, then the current Minera Andes board of directors shall be entitled to recommend to the Nominating Committee such other nominees that are acceptable to the Nominating Committee, acting reasonably.

Composition of the Board of Directors of Minera Andes

        Minera Andes must use commercially reasonable efforts to assist in effecting the resignations of each member of the Minera Andes board of directors, and causing them to be replaced by persons nominated by US Gold effective as at the Effective Time, provided that US Gold (i) enters into mutual releases with Minera Andes and each such director, and (ii) maintains certain directors' and officers' liability insurance coverage.

Treatment of Outstanding Minera Andes Stock Options

        US Gold and Minera Andes have agreed to take all necessary action to ensure that following the Effective Time all Minera Andes Options will be converted for options to purchase shares of US Gold common stock upon the terms and conditions set forth in the Plan of Arrangement and US Gold shall take commercially reasonable efforts to obtain any regulatory and stock exchange approvals that are necessary for such purpose and to ensure that the shares of US Gold common stock received on the exercise of such options will be listed on the TSX and the NYSE and will be freely tradable in the United States and Canada.

Conditions to the Consummation of the Arrangement

Conditions to the Obligations of US Gold

        US Gold's obligations to effect the Arrangement are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions, among others:

  •
  all representations and warranties of Minera Andes contained in the Arrangement Agreement shall be true and correct in all respects except for such inaccuracies which, individually or in the aggregate, do not constitute and would not reasonably be expected to constitute a material adverse effect with respect to Minera Andes;

  •
  Minera Andes shall have performed or complied in all material respects with all of its covenants required to be performed at or prior to the Effective Time;

  •
  since September 22, 2011, there shall not have occurred any material adverse effect in respect of Minera Andes; and

  •
  holders of not more than 5% of the Minera Andes shares shall have exercised their rights of dissent in respect of the Arrangement.

        Unless precluded from doing so by applicable law, we may, in our sole discretion, waive any of these conditions in whole or in part.

Conditions to the Obligations of Minera Andes

        Minera Andes' obligations to effect the Arrangement are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions, among others:

  •
  all representations and warranties of US Gold contained in the Arrangement Agreement shall be true and correct in all respects except for such inaccuracies which, individually or in the aggregate, do not constitute and would not reasonably be expected to constitute a material adverse effect with respect to US Gold;

  •
  US Gold shall have performed or complied in all material respects with all of its covenants required to be performed at or prior to the Effective Time; and

  •
  since September 22, 2011, there shall not have occurred any material adverse effect in respect of US Gold.

        Unless precluded from doing so by applicable law, Minera Andes may, in its sole discretion, waive any of these conditions in whole or in part.

Mutual Conditions to the Obligations of US Gold and Minera Andes

        US Gold's and Minera Andes' obligations to effect the Arrangement are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

  •
  the Interim Order shall have been granted and shall not have been set aside or modified in a manner unacceptable to US Gold or Minera Andes;

  •
  the Arrangement Proposals set forth in this proxy statement shall have been approved by the US Gold shareholders;

  •
  the Arrangement shall have been approved by the Minera Andes shareholders;

  •
  the Final Order shall have been granted and shall not have been set aside or modified in a manner unacceptable to US Gold or Minera Andes;

  •
  the articles of arrangement in respect of the Arrangement and all necessary related documents shall have been accepted for filing together with the Final Order in accordance with section 193 of the ABCA;

  •
  no order, decree or judgment shall have been issued, no law shall have been enacted and there shall have been no action taken under applicable law, in any case that makes illegal or otherwise restrains, enjoins or prohibits the Arrangement;

  •
  the TSX and the NYSE shall have approved the listing and posting for trading of the shares of US Gold common stock issuable upon exchange of the exchangeable shares to be issued pursuant to the Arrangement and the exercise of the Minera Andes Options, and the TSX shall have approved the listing and posting for trading of the exchangeable shares, subject to the filing of required documents which cannot be filed prior to the Effective Time;

  •
  no material proceeding by a governmental entity shall be pending: (i) seeking to prohibit or limit in any material respect US Gold's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Minera Andes or any of its material subsidiaries or joint ventures; (ii) which would materially and adversely affect the right of Minera Andes and its subsidiaries and joint ventures, taken as a whole, to own their material assets or operate their business; or (iii) seeking to compel US Gold or Minera Andes or any of their respective subsidiaries to dispose of or hold separate any material assets as a result of the Arrangement or the other transactions contemplated by the Arrangement Agreement;

  •
  the registration statement covering the shares of US Gold common stock to be issued upon exchange of the exchangeable shares shall have been cleared to go effective by the SEC under the Securities Act; and

  •
  the Arrangement Agreement shall not have been terminated in accordance with its terms.

Definition of Material Adverse Effect

        Many of the representations and warranties in the Arrangement Agreement are qualified by "material adverse effect." In addition, there are separate standalone conditions to the completion of the Arrangement relating to the absence of any material adverse effect in respect of the other party.

        For purposes of the Arrangement Agreement, "material adverse effect" with respect to either Minera Andes or US Gold means any change, condition, circumstance, effect, event, fact or development that individually or in the aggregate with other changes, conditions, circumstances, effects, events, facts or developments (a) is or would reasonably be expected to be material and adverse to the business, affairs, properties, assets (tangible or intangible), liabilities and obligations (including contingent liabilities and obligations), capitalization, operations, results of operations or condition (financial or otherwise) of such party and its subsidiaries (and in the case of Minera Andes, its 49% interest in MSC) taken as a whole; or (b) prevents or would reasonably be expected to prevent such party from consummating the transactions contemplated by the Arrangement, provided that any change, condition, circumstance, effect, event, fact or development resulting from or arising in connection with any of the following shall not constitute a material adverse effect: (i) any change in general political, financial or economic conditions, including in Canada, the United States, Mexico, Central America or South America (provided that such conditions do not have a materially disproportionate effect on such party relative to comparable exploration and/or mining companies); (ii) any change in the state of securities, currency, exchange or commodities markets in general or changes in commodity prices or currency exchange rates (provided that it does not have a materially disproportionate effect on such party relative to comparable exploration and/or mining companies); (iii) changes affecting the mining industry in general and not having a disproportionate effect on such party relative to comparable exploration and/or mining companies; (iv) any change in applicable accounting standards or in law or in the interpretation, application or non-application of law by any governmental entity; (v) any change in regional, national or international, political or social conditions (including, the engagement by any country in hostilities, whether commenced before or after the date hereof, and whether or not pursuant to the declaration of a national emergency or war), or the occurrence of any natural disaster or military, militant or terrorist attack (or any escalation or worsening thereof) (provided that such conditions do not have a materially disproportionate effect on such party relative to comparable exploration and/or mining companies); (vi) any failure to meet any estimates or expectations regarding its revenues, earnings or other financial performance or results of operations (provided that the causes of such failure may be taken into account in determining whether a material adverse effect has occurred); (vii) the announcement of the execution of the Arrangement Agreement and the transactions contemplated thereby; and (viii) any action taken by such party or its subsidiaries that is required pursuant to the Arrangement Agreement (excluding any obligation to act in the ordinary course of business) or any action taken (or omitted to be taken) by such party at the written request of the other party. In no event shall a change in the trading price of a party's equity securities by itself be deemed to constitute a material adverse effect (provided that the causes of such change may be taken into account in determining whether a material adverse effect has occurred).

Termination of the Arrangement Agreement

        The Arrangement Agreement may be terminated at any time prior to the Effective Time in each of the following circumstances, among others:

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  by the mutual agreement of US Gold and Minera Andes;

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  by either US Gold or Minera Andes if

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  the Arrangement has not become effective on or before April 30, 2012, provided that a party may not terminate the Arrangement Agreement if its breach of the Arrangement Agreement or any related transaction document caused or resulted in the failure of the Arrangement to become effective by April 30, 2012;

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  the US Gold shareholders and holders of the 2007 Exchangeable Shares do not approve the Arrangement Proposals;

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  the Minera Andes shareholders do not approve the Arrangement;

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  if any law makes the consummation of the Arrangement illegal or otherwise prohibited, and such law has become final and nonappealable; or

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  if any condition to the obligation of the terminating party to consummate the Arrangement as set forth in the Arrangement Agreement becomes incapable of satisfaction prior to April 30, 2012 unless the failure to satisfy any such condition is a result of a breach of the Arrangement Agreement or any related transaction document by the party seeking to terminate the Arrangement Agreement;

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  by US Gold, any time prior to the Effective Time, if

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  the board of directors of Minera Andes has withdrawn, amended or modified in a manner adverse to US Gold its approval or recommendation of the Arrangement or fails to publicly reaffirm its recommendation of the Arrangement within five business days after having been requested in writing by US Gold to do so (unless as a result of a breach by US Gold of the Arrangement Agreement which breach would give rise to the failure of a closing condition to be met);

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  Minera Andes has entered into a definitive agreement with respect to a superior proposal pursuant to the Arrangement Agreement;

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  Minera Andes or its board of directors publicly announces its intention to change its approval or recommendation of the Arrangement or to enter into a definitive agreement with respect to a superior proposal;

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  the Board approves and authorizes US Gold to enter into a binding written agreement providing for the implementation of a superior proposal, but only so long as: (A) the US Gold shareholders have not yet approved the Arrangement Proposals; (B) US Gold has not breached any of its non-solicitation obligations under the Arrangement Agreement with respect to the superior proposal or any inquiry or proposal by the person making such superior proposal; (C) the Board has determined in good faith, after receiving advice from an independent financial adviser and its outside legal counsel, that such agreement constitutes a superior proposal; and (D) US Gold pays to Minera Andes the termination fee in accordance with the Arrangement Agreement simultaneously with such termination;

    •
    Minera Andes breaches the Arrangement Agreement such that would give rise to the failure of a closing condition to be met, subject to a 15-business day cure period, and so long as US Gold is not in breach such that would give rise to the failure of a closing condition to be met;

    •
    Minera Andes has approved or recommended an acquisition proposal or entered into a binding written agreement in respect of an acquisition proposal except as expressly permitted by the Arrangement Agreement;

    •
    there has been any material adverse effect with respect to Minera Andes since September 22, 2011; or

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    the meeting of Minera Andes shareholders to approve the Arrangement is cancelled, adjourned or postponed except as expressly permitted by the Arrangement Agreement or as agreed by US Gold in writing; and

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  by Minera Andes, any time prior to the Effective Time, if

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  the Board has withdrawn, amended or modified in a manner adverse to Minera Andes its approval or recommendation of the Arrangement or fails to publicly reaffirm its recommendation of the Arrangement within five business days after having been requested in writing by Minera Andes to do so (unless as a result of a breach by Minera Andes of the Arrangement Agreement which breach would give rise to the failure of a closing condition to be met);

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  US Gold has entered into a definitive agreement with respect to a superior proposal pursuant to the Arrangement Agreement;

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  US Gold or its Board publicly announces its intention to change its approval or recommendation of the Arrangement or to enter into a definitive agreement with respect to a superior proposal;

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  the board of directors of Minera Andes approves and authorizes Minera Andes to enter into a binding written agreement providing for the implementation of a superior proposal, but only so long as: (A) the Minera Andes shareholders have not yet approved the Arrangement; (B) Minera Andes has not breached any of its non-solicitation obligations under the Arrangement Agreement with respect to the superior proposal or any inquiry or proposal by the person making such superior proposal; (C) the board of directors of Minera Andes has determined in good faith, after receiving advice from an independent financial adviser and its outside legal counsel, that such agreement constitutes a superior proposal; and (D) Minera Andes pays to US Gold the termination fee in accordance with the Arrangement Agreement simultaneously with such termination;

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  US Gold breaches the Arrangement Agreement such that would give rise to the failure of a closing condition to be met, subject to a 15-business day cure period, and so long as Minera Andes is not in breach such that would give rise to the failure of a closing condition to be met;

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  US Gold has approved or recommended an acquisition proposal or entered into a binding written agreement in respect of an acquisition proposal except as expressly permitted by the Arrangement Agreement;

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  there has been any material adverse effect with respect to US Gold since September 22, 2011; or

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  the Meeting is cancelled, adjourned or postponed except as expressly permitted by the Arrangement Agreement or as agreed by Minera Andes in writing.

 Termination Fees

        Minera Andes has agreed to pay a termination fee of $20,100,000 (representing approximately 3% of its market capitalization as of market closing on September 1, 2011) to US Gold if any one of the following events occurs:

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  Minera Andes terminates the Arrangement Agreement in connection with a superior proposal;

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  US Gold terminates the Arrangement Agreement because:

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  Minera Andes' board of directors changes its approval or recommendation of the Arrangement or fails to publicly reaffirm its recommendation of the Arrangement;

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  Minera Andes enters into a definitive agreement with respect to a superior proposal;

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  Minera Andes or its board of directors publicly announces its intention to change its approval or recommendation of the Arrangement or to enter into a definitive agreement with respect to a superior proposal;

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  Minera Andes intentionally breaches the Arrangement Agreement, which breach gives rise to the failure of a closing condition to be met, subject to a 15-business day cure period;

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  Minera Andes approves or recommends, or entered into a binding written agreement in respect of, an acquisition proposal not expressly permitted by the Arrangement Agreement; or

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  the meeting of Minera Andes shareholders to approve the Arrangement is cancelled, adjourned or postponed in a manner not expressly permitted by the Arrangement Agreement or agreed to by US Gold; or

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  either party terminates the Arrangement Agreement because the Minera Andes shareholders did not approve the Arrangement and (i) an acquisition proposal or an intention to make an acquisition proposal was publicly announced prior to the meeting of the Minera Andes shareholders, and (ii) Minera Andes enters into a definitive agreement or completes a transaction involving (x) 50% or more of the consolidated assets of Minera Andes and its subsidiaries or assets which contribute 50% or more of the consolidated revenues of Minera Andes and its subsidiaries or (y) 50% or more of the voting or equity securities of Minera Andes or all of the voting or equity securities of any one or more of its subsidiaries (including its 49% interest in MSC) that, individually or in the aggreage, constitute 50% or more of the consolidated assets of Minera Andes and its subsidiaries or which contribute 50% or more of the consolidated revenues of Minera Andes and its subsidiaries, within 12 months of the termination of the Arrangement Agreement.

        US Gold has agreed to pay a termination fee of $25,600,000 (representing approximately 3% of its market capitalization as of market closing on September 1, 2011) to Minera Andes if any one of the following events occurs:

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  US Gold terminates the Arrangement Agreement in connection with a superior proposal;

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  Minera Andes terminates the Arrangement Agreement because:

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  the Board changes its approval or recommendation of the Arrangement Proposals or fails to publicly reaffirm its recommendation of the Arrangement;

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  US Gold enters into a definitive agreement with respect to a superior proposal;

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  US Gold or the Board publicly announces its intention to change its approval or recommendation of the Arrangement or to enter into a definitive agreement with respect to a superior proposal;

    •
    US Gold intentionally breaches the Arrangement Agreement, which breach gives rise to the failure of a closing condition to be met, subject to a 15-business day cure period;

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    US Gold approves or recommends, or entered into a binding written agreement in respect of, an acquisition proposal not expressly permitted by the Arrangement Agreement; or

    •
    the Meeting is cancelled, adjourned or postponed in a manner not expressly permitted by the Arrangement Agreement or agreed to by Minera Andes; or

  •
  either party terminates the Arrangement Agreement because the US Gold shareholders did not approve the Arrangement Proposals and (i) an acquisition proposal or an intention to make an acquisition proposal was publicly announced prior to the Meeting, and (ii) US Gold enters into a definitive agreement or completes a transaction involving (x) 50% or more of the consolidated assets of US Gold and its subsidiaries or assets which contribute 50% or more of the consolidated revenues of US Gold and its subsidiaries or (y) 50% or more of the voting or equity securities of US Gold or all of the voting or equity securities of any one or more of its subsidiaries that, individually or in the aggreage, constitute 50% or more of the consolidated assets of US Gold and its subsidiaries or which contribute 50% or more of the consolidated revenues of US Gold and its subsidiaries, within 12 months of the termination of the Arrangement Agreement.

        In addition, each party has agreed to pay the other party a $4,000,000 "expenses fee" if the Arrangement Agreement is terminated by a party as a result of an unintentional breach of the representations, warranties or covenants of the other party such that a closing condition would not be met.

STRUCTURE OF THE ARRANGEMENT

Description of the Structure of the Arrangement

        The Arrangement has been structured with the intent to make it possible to provide favorable Canadian tax treatment to Minera Andes' Canadian shareholders. In order to effect the Arrangement, holders of common shares of Minera Andes will receive exchangeable shares of Canadian Exchange Co., a wholly-owned indirect subsidiary of US Gold, pursuant to the Arrangement. The exchangeable shares are intended to provide the holders of the exchangeable shares with the economic and voting rights that are, as nearly as practicable, equivalent to those of a share of common stock of US Gold. The issuance of exchangeable shares of Canadian Exchange Co. may result in a more favorable Canadian tax treatment to Minera Andes' Canadian shareholders than if US Gold shares were issued. US Gold believes that the expectation of favorable Canadian tax treatment will encourage more Minera Andes shareholders to vote in favor of the Arrangement and therefore increases the probability of successfully completing the Arrangement.

Description of Exchangeable Shares

        The exchangeable shares are exchangeable on a one-for-one basis at any time at the option of the holder of the exchangeable shares into shares of US Gold common stock. The following is a summary description of the material provisions of the rights, privileges, restrictions and conditions attaching to the exchangeable shares. This summary is qualified in its entirety by reference to the Plan of Arrangement and the Voting and Exchange Trust Agreement.

Retraction of Exchangeable Shares by Holders

        Subject to applicable law and the due exercise by either us or Callco of our of its retraction call right, holders of exchangeable shares will be entitled at any time to retract (i.e., to require Canadian Exchange Co. to redeem) any or all exchangeable shares held by them and to receive in exchange one share of common stock of US Gold, plus the dividend amount, which is the full amount of all declared and unpaid dividends on the exchangeable shares and all dividends and distributions declared on a share of common stock of US Gold that have not yet been declared or paid on the exchangeable shares, if any. Holders of exchangeable shares may effect a retraction by presenting to Canadian Exchange Co. or its transfer agent the certificate(s) representing the exchangeable shares the holder desires to be redeemed by Canadian Exchange Co., together with such other documents and instruments as may be required under the ABCA, the Articles of Incorporation of Canadian Exchange Co. or by its transfer agent, and a duly executed retraction request specifying that the holder desires to have the number of retracted shares specified therein redeemed by Canadian Exchange Co. A holder of retracted shares may withdraw its retraction request, by written notice to Canadian Exchange Co. before the close of business on the business day immediately preceding the retraction date, in which case the retraction request will be null and void and the revocable offer constituted by the retraction request will be deemed to have been revoked.

        Upon receipt by Canadian Exchange Co. or its transfer agent of a retraction request and certificate(s) representing the exchangeable shares to be redeemed, Canadian Exchange Co. will immediately provide notice of such request to us and Callco. Instead of Canadian Exchange Co. redeeming the retracted shares, and provided that the retraction request is not revoked by the holder in the manner described above, we will have the right to purchase, and to the extent the right is not exercised by us, Callco will have the right to purchase, all but not less than all of the shares covered by the retraction request, which we refer to as our retraction call right. See the section entitled "—Call Rights" beginning on page 104 of this proxy statement.

        If, as a result of solvency requirement or other provisions of applicable law, Canadian Exchange Co. is not permitted to redeem all exchangeable shares tendered by a retracting holder and neither we nor Callco has exercised its retraction call right, Canadian Exchange Co. will redeem up to the maximum permissible number of exchangeable shares tendered by the holder. We or Callco will be required to purchase any exchangeable shares not redeemed by Canadian Exchange Co. in exchange for shares of our common stock on the retraction date under the optional exchange right described below. See the section entitled "—The Voting and Exchange Trust Agreement—Optional Exchange Upon Canadian Exchange Co. Insolvency Event" on page 109 of this proxy statement.

Distribution on Liquidation of Canadian Exchange Co.

        Subject to applicable law and the exercise by either us or Callco of our or its liquidation call right, in the event of the liquidation, dissolution or winding up of Canadian Exchange Co. or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, holders of exchangeable shares shall be entitled to receive from the assets of Canadian Exchange Co. a liquidation payment that will be satisfied by issuance of one share of our common stock plus the dividend amount, if any, for each outstanding exchangeable share. This liquidation amount will be paid to the holders of exchangeable shares before any distribution of assets of Canadian Exchange Co. is made to the holders of the common shares or any other shares of Canadian Exchange Co. ranking junior to the exchangeable shares, and is subject to the exercise by us or Callco of our or its liquidation call right described in the section "—Liquidation Call Right" below.

Automatic Exchange Upon Liquidation of US Gold

        Under the Voting and Exchange Trust Agreement, in the event of our liquidation, all of the then outstanding exchangeable shares will be automatically exchanged for shares of our common stock. To effect an automatic exchange, we will purchase all of the exchangeable shares from the holders on the last business day prior to the effective date of a liquidation. The purchase price payable for each exchangeable share purchased in a liquidation of US Gold will be satisfied by the issuance of one share of our common stock plus the dividend amount, if any. See the section entitled "—The Voting and Exchange Trust Agreement—Automatic Exchange Right Upon US Gold Liquidation Event" on page 109 of this proxy statement.

Redemption of Exchangeable Shares by Canadian Exchange Co.

        Subject to applicable law and the due exercise by either us or Callco of our or its redemption call right, Canadian Exchange Co. will, on the redemption date, redeem all of the then outstanding exchangeable shares for a purchase price equal to one share of our common stock for each outstanding exchangeable share plus the dividend amount, if any. The redemption date for the exchangeable shares will be the date, if any, established by the board of directors of Canadian Exchange Co. for the redemption by Canadian Exchange Co. of all but not less than all of the outstanding exchangeable shares, which date will be no earlier than the tenth anniversary of the Effective Time, unless one of the conditions described in the paragraphs below is met.

        The board of directors of Canadian Exchange Co. may accelerate the redemption date in the event that:

  •
  fewer than 5% of the total number of exchangeable shares issued in connection with the Arrangement (other than exchangeable shares held by us or our subsidiaries and subject to necessary adjustments to the number of shares to reflect permitted changes to exchangeable shares) are outstanding;

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  (i) any person, firm or corporation acquires directly or indirectly any voting security of US Gold and immediately after such acquisition, the acquirer has voting securities representing more than 50% of the total voting power of all the then outstanding voting securities of US Gold on a fully-diluted basis; (ii) the shareholders of US Gold approve a merger, consolidation, recapitalization or reorganization of US Gold, other than any such transaction which would result in the holders of outstanding voting securities of US Gold immediately prior to such transaction having more than 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction; (iii) the shareholders of US Gold approve a liquidation of US Gold; or (iv) US Gold sells or disposes of all or substantially all of its assets, and the board of directors of Canadian Exchange Co. determines that it is not reasonably practicable to substantially replicate the terms and conditions of the exchangeable shares in connection with such transaction and that the redemption of all but not less than all of the outstanding exchangeable shares is necessary to enable the completion of such transaction;

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  the holders of exchangeable shares are entitled to vote as shareholders of Canadian Exchange Co. on a certain matter, except with respect to the right to vote on general business matters presented at any annual meeting of Canadian Exchange Co. (including the election of one of the directors of Canadian Exchange Co.) and except with respect to the right to vote on any change to the rights of the holders of exchangeable shares where the approval of such change would be required to maintain the equivalence of the exchangeable shares with the shares of US Gold common stock, and to the extent that the board of directors of Canadian Exchange Co. has determined that it is not reasonably practicable to accomplish the business purpose intended by the matter on which the shareholders are entitled to vote, which business purpose must be bona fide and not for the primary purpose of causing the redemption date acceleration, in a commercially reasonable manner that does not result in such a vote; or

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  the holders of exchangeable shares are entitled to vote as shareholders of Canadian Exchange Co. on a proposed change to the rights of the holders of exchangeable shares where the approval of such change would be required to maintain the equivalence of the exchangeable shares with the shares of US Gold common stock and the holders of exchangeable shares fail to take the necessary action at a meeting or other vote of the holders of exchangeable shares, to approve or disapprove, as applicable, the matter.

        Subject to applicable law, and provided that we and Callco have not exercised the redemption call right, Canadian Exchange Co. will redeem all of the outstanding exchangeable shares upon at least 30 days prior notice to the holders of the exchangeable shares.

Call Rights

        As further described below, we and Callco will have certain overriding rights to acquire exchangeable shares from the holders. In each case, we have the initial call right and to the extent we do not exercise our right, Callco may exercise its right. A holder of exchangeable shares will be subject to different Canadian federal income tax consequences depending upon whether the call rights are exercised and by which entity and whether the relevant exchangeable shares are redeemed by Canadian Exchange Co. if the call rights are not exercised.

Change of Law Call Right

        Each of we and Callco have an overriding change of law call right to purchase (or, in the case of us, to cause Callco to purchase) from all but not less than all of the holders of exchangeable shares (other than US Gold and its subsidiaries) all but not less than all of the exchangeable shares held by each such holder in the event of any amendment to the Income Tax Act (Canada) and other applicable provincial income tax laws that permits holders of exchangeable shares who (a) are resident in Canada, (b) hold their exchangeable shares as capital property and (c) deal at arm's length with us or Canadian Exchange Co., to exchange their exchangeable shares without requiring such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the

Income Tax Act (Canada) or applicable provincial income tax laws. The purchase price under the change of law call right is satisfied by delivering to the holder of exchangeable shares one share of our common stock for each exchangeable share purchased plus the dividend amount, if any. In the event of the exercise of the change of law call right by us or Callco, as the case may be, each holder of exchangeable shares shall be obligated to sell all the exchangeable shares held by such holder to us or Callco, as the case may be, on the change of law call date upon payment by us to such holder of the purchase price for each such exchangeable share. To exercise the change of law call right, we or Callco must notify the transfer agent of our or its intention to exercise such right at least 45 days before the date on which we or Callco intend to acquire the exchangeable shares. The transfer agent will notify the holders of exchangeable shares as to whether we or Callco have exercised the change of law call right forthwith after receiving notice from us or Callco.

        Notwithstanding the foregoing, neither we nor Callco shall be entitled to exercise the change of law call right if more than 5% of the exchangeable shares are held by US residents.

Retraction Call Right

        Under the share provisions, each of we and Callco have an overriding retraction call right to acquire all but not less than all of the exchangeable shares that a holder of exchangeable shares requests Canadian Exchange Co. to redeem on the retraction date. Callco is only entitled to exercise its retraction call right with respect to those holders of exchangeable shares, if any, for which we have not exercised our retraction call right. The purchase price under the retraction call right is satisfied by delivering to the holder of exchangeable shares one share of our common stock for each exchangeable share purchased plus the dividend amount, if any.

        At the time of a retraction request by a holder of exchangeable shares, Canadian Exchange Co. will immediately notify us and Callco and either we or Callco must then advise Canadian Exchange Co. within five business days if we choose to exercise the retraction call right. If we or Callco do not advise Canadian Exchange Co. within the five-business day period, Canadian Exchange Co. will notify the holder as soon as possible thereafter that neither of us will exercise the retraction call right. Unless the holder revokes his or her retraction request, on the retraction date the exchangeable shares that the holder has requested Canadian Exchange Co. to redeem will be acquired by us or Callco (assuming either we or Callco exercise the retraction call right) or redeemed by Canadian Exchange Co., as the case may be, in each case for the retraction call purchase price as described in the preceding paragraph.

Liquidation Call Right

        Under the share provisions, each of we and Callco have an overriding liquidation call right, in the event of and notwithstanding a proposed liquidation, dissolution or winding up of Canadian Exchange Co., to acquire all but not less than all of the exchangeable shares then outstanding (other than exchangeable shares held by us or our subsidiaries). Callco is only entitled to exercise its liquidation call right with respect to those holders of exchangeable shares, if any, for which we have not exercised our liquidation call right. The purchase price under the liquidation call right is satisfied by delivering to the holder of exchangeable shares one share of our common stock for each exchangeable share purchased plus the dividend amount, if any. Upon the exercise by us or Callco of the liquidation call right, the holders will be obligated to transfer their exchangeable shares to us or Callco, as the case may be, for the purchase price. The acquisition by us or Callco of all of the outstanding exchangeable shares upon the exercise of the liquidation call right will occur on the effective date of the voluntary or involuntary liquidation, dissolution or winding up of Canadian Exchange Co.

        To exercise the liquidation call right, we or Callco must notify Canadian Exchange Co.'s transfer agent in writing, as agent for the holders of the exchangeable shares, the trustee and Canadian

Exchange Co. of our or Callco's intention to exercise this right at least 30 days before the liquidation date in the case of a voluntary liquidation, dissolution or winding up of Canadian Exchange Co. and at least five business days before the liquidation date in the case of an involuntary liquidation, dissolution or winding up of Canadian Exchange Co. The transfer agent will notify the holders of exchangeable shares as to whether or not we or Callco have exercised the liquidation call right after the earlier of (a) the date notice of exercise has been provided to the transfer agent and (b) the expiry of the date by which the same may be exercised by us or Callco. If we or Callco exercise the liquidation call right on the liquidation date, we or Callco will purchase and the holders will sell all of the exchangeable shares for an amount equal to the liquidation call exercise price as described in the preceding paragraph.

Redemption Call Right

        Under the share provisions, we and Callco have an overriding redemption call right, notwithstanding any proposed redemption of the exchangeable shares by Canadian Exchange Co., to acquire all but not less than all of the exchangeable shares then outstanding (other than exchangeable shares held by us or our subsidiaries). Callco is only entitled to exercise its redemption call right with respect to those holders of exchangeable shares, if any, for which we have not exercised our redemption call right. The purchase price under the redemption call right is satisfied by delivering to the holder one share of our common stock for each exchangeable share purchased plus the dividend amount, if any. In the event of the exercise of the redemption call right by us or Callco, as the case may be, each holder of exchangeable shares shall be obligated to sell all the exchangeable shares held by such holder to us or Callco, as the case may be, on the redemption date upon payment by us to such holder of the purchase price for such exchangeable shares.

        To exercise the redemption call right, we or Callco must notify Canadian Exchange Co.'s transfer agent in writing, as agent for the holders of the exchangeable shares, and Canadian Exchange Co. of our or Callco's intention to exercise this right at least 30 days before the redemption date (other than in the case of an accelerated redemption date described above, in which case we or Callco, as the case may be, must notify the transfer agent and Canadian Exchange Co. on or before the redemption date). The transfer agent will notify the holders of exchangeable shares as to whether or not we or Callco exercised the redemption call right after the earlier of (a) the date notice of exercise has been provided to the transfer agent and (b) the expiry of the date by which the same may be exercised by us or Callco. If we or Callco exercise the redemption call right on the redemption date, we or Callco will purchase and the holders will sell all of the exchangeable shares for an amount equal to the redemption call purchase price as described in the preceding paragraph.

Effect of Call Rights Exercise

        If US Gold or Callco exercise one or more of its call rights, shares of our common stock will be directly issued to holders of exchangeable shares and we or Callco, as the case may be, will become the holder of the exchangeable shares. We or Callco will not be entitled to exercise any voting rights attached to the exchangeable shares that are acquired from the holders. If we or Callco decline to exercise the call rights when applicable, we will be required, under the Support Agreement, to issue shares of our common stock to the holders of exchangeable shares.

Purchase for Cancellation

        Subject to applicable law and the Articles of Incorporation of Canadian Exchange Co., Canadian Exchange Co. may at any time purchase for cancellation all or any part of the outstanding exchangeable shares by private agreement with any holder of such exchangeable shares or by tender to all holders of record of the exchangeable shares or through the facilities of any stock exchange on which the exchangeable shares are listed or quoted at any price per share together with the dividend amount for which the record date has occurred prior to the date of purchase.

Voting Rights

        Under the Voting and Exchange Trust Agreement we will enter into with Callco, Canadian Exchange Co. and the trustee, holders of exchangeable shares will be entitled to receive notice of and attend any meeting of our shareholders and to vote at any meetings. See the section entitled "—The Voting and Exchange Trust Agreement—Voting Rights in US Gold" beginning on page 108 of this proxy statement.

        The number of directors of Canadian Exchange Co. will be fixed at three and the rights attaching to the exchangeable shares will entitle holders of exchangeable shares a limited right to vote on the election or appointment of one director but such holders will have no right to vote on the election of the remaining two directors. In addition, the holders of the exchangeable shares are entitled to receive notice of any meeting of the shareholders of Canadian Exchange Co. and to attend and vote thereat, except those meetings where only holders of a specified class or particular series of shares are entitled to vote, and each holder of exchangeable shares is entitled to one vote per exchangeable share in person or by proxy.

Ranking

        Holders of exchangeable shares will be entitled to a preference over holders of any common shares of Canadian Exchange Co. and any other shares ranking junior to the exchangeable shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of Canadian Exchange Co., whether voluntary or involuntary, or any other distribution of the assets of Canadian Exchange Co. among its shareholders for the purpose of winding up its affairs.

Dividends

        Holders of exchangeable shares will be entitled to receive dividends equivalent to the dividends, if any, paid from time to time by us on shares of our common stock. The declaration date, record date and payment date for dividends on the exchangeable shares will be the same as that for any corresponding dividends on shares of our common stock.

Certain Restrictions

        Except with the approval of the holders of the exchangeable shares, Canadian Exchange Co. will not be permitted to:

  •
  pay any dividends on common shares or any other shares of Canadian Exchange Co. ranking junior to the exchangeable shares, other than stock dividends payable in common shares or in any such other shares of Canadian Exchange Co. ranking junior to the exchangeable shares, as the case may be;

  •
  redeem or purchase or make any capital distribution in respect of common shares or any other shares of Canadian Exchange Co. ranking junior to the exchangeable shares with respect to the payment of dividends or the distribution of the assets in the event of a liquidation, dissolution or winding-up of Canadian Exchange Co., whether voluntary or involuntary, or any other distribution of the assets of Canadian Exchange Co. among its shareholders for the purpose of winding up its affairs;

  •
  redeem or purchase or make any capital distribution in respect of any other shares of Canadian Exchange Co. ranking equally with the exchangeable shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding up of Canadian Exchange Co., whether voluntary or involuntary, or any other distribution of the assets of Canadian Exchange Co. among its shareholders for the purpose of winding up its affairs; or

  •
  issue any shares of stock other than exchangeable shares, common shares and any other shares ranking junior to the exchangeable shares, other than by way of stock dividends to holder of exchangeable shares, unless, in the case of the first three bullet points above, all dividends and distributions on the outstanding exchangeable shares corresponding to dividends and distributions declared and paid to date on the shares of our common stock have been declared and paid in full on the exchangeable shares.

Amendment and Approval

        The rights, privileges, restrictions and conditions attaching to the exchangeable shares may be added to, changed or removed only with the approval of the holders of the exchangeable shares. Any approval given by the holders of the exchangeable shares to add to, change or remove any right, privilege, restriction or condition attaching to the exchangeable shares or any other matter requiring the approval or consent of the holders of the exchangeable shares as a separate class (other than the election of a single director) shall be deemed to have been sufficiently given if it has been given in accordance with applicable law, subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than 66 2/3% of the votes cast on such resolution (excluding exchangeable shares beneficially owned by us or any of our subsidiaries) at a meeting of holders of exchangeable shares duly called and held at which the holders of at least 10% of the outstanding exchangeable shares at that time are present or represented by proxy.

The Voting and Exchange Trust Agreement

        The purpose of the Voting and Exchange Trust Agreement will be to create a trust for the benefit of the registered holders from time to time of exchangeable shares (other than US Gold and its subsidiaries). The trustee will hold the one issued and outstanding share of special voting stock of US Gold, to be designated "Series B Special Voting Preferred Stock," in order to enable the trustee to exercise the voting rights attached thereto and will hold exchange rights in order to enable the trustee to require Canadian Exchange Co. to redeem outstanding exchangeable shares, in each case as trustee for and on behalf of such registered holders of exchangeable shares.

        The following is a summary of some of the material terms and conditions of the Voting and Exchange Trust Agreement and is qualified in its entirety by reference to the form of Voting and Exchange Trust Agreement attached as Exhibit C to the Arrangement Agreement.

Voting Rights in US Gold

        Under the Voting and Exchange Trust Agreement, we will issue to the trustee one share of Series B Special Voting Preferred Stock to be held of record by the trustee as trustee on behalf of, and for the use and benefit of, the registered holders of exchangeable shares (other than us or our subsidiaries) and in accordance with the provisions of the Voting and Exchange Trust Agreement. During the term of the Voting and Exchange Trust Agreement, and under the terms of the Support Agreement, we will not be permitted to issue any additional shares of Series B Special Voting Preferred Stock without the consent of the holders of exchangeable shares.

        Under the Voting and Exchange Trust Agreement, the trustee will be entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the one share of Series B Special Voting Preferred Stock on all matters that may properly come before our shareholders at a meeting of shareholders. The share of Series B Special Voting Preferred Stock will have that number of votes, which may be cast by the trustee at any meeting at which our shareholders are entitled to vote, equal to the number of outstanding exchangeable shares (other than shares held by us or our subsidiaries).

        Each holder of an exchangeable share (other than us or our subsidiaries) on the record date for any meeting at which our shareholders are entitled to vote will be entitled to instruct the trustee to exercise one of the votes attached to the share of Series B Special Voting Preferred Stock for that exchangeable share. The trustee will exercise each vote attached to the share of Series B Special Voting Preferred Stock only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, the trustee will not have voting rights with respect to such exchangeable share. A holder of an exchangeable share may, upon instructing the trustee, obtain a proxy from the trustee entitling the holder to vote directly at the relevant meeting the votes attached to the share of Series B Special Voting Preferred Stock to which the holder is entitled.

        The trustee (or us at our option) will send to the holders of the exchangeable shares the notice of each meeting at which our shareholders are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the trustee to exercise the votes attaching to the share of Series B Special Voting Preferred Stock, at the same time as we send the notice and materials to our shareholders. The trustee (or us at our option) will also send to the holders of exchangeable shares copies of all information statements, interim and annual financial statements, reports and other materials we send to our shareholders at the same time we send those materials to our shareholders. We will endeavor to obtain copies of materials sent by third parties to our shareholders generally, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after those materials are first sent to our shareholders and to deliver those materials to the trustee, which will send those materials to holders of exchangeable shares, or we will deliver those materials directly to the holders of exchangeable shares.

        All rights of a holder of exchangeable shares to exercise votes attached to the share of Series B Special Voting Preferred Stock will cease upon the exchange of that holder's exchangeable shares for shares of our common stock.

Optional Exchange Upon Canadian Exchange Co. Insolvency Event

        We and Callco will agree in the Voting and Exchange Trust Agreement that, upon the insolvency of Canadian Exchange Co., a holder of exchangeable shares will be entitled to instruct the trustee to exercise an exchange right with respect to any or all of the exchangeable shares held by the holder, thereby requiring us or Callco to purchase the exchangeable shares from the holder. The purchase price payable for each exchangeable share purchased upon the insolvency of Canadian Exchange Co. will be satisfied by the issuance of one share of our common stock plus the dividend amount, if any.

        As soon as practicable following an event of insolvency of Canadian Exchange Co. or any event that may, with the passage of time or the giving of notice or both, result in the insolvency of Canadian Exchange Co., Canadian Exchange Co. and we will give written notice of the insolvency or other event to the trustee. As soon as practicable after receiving the notice, the trustee will give notice to each holder of exchangeable shares of the event or potential event and will advise the holder of its rights with respect to the exchange right.

        If, as a result of solvency provisions of applicable law, Canadian Exchange Co. is unable to redeem all of a holder's exchangeable shares which the holder is entitled to have redeemed in accordance with the share provisions, the holder will be deemed to have exercised the optional exchange right with respect to the unredeemed exchangeable shares and we or Callco will be required to purchase those shares from the holder in the manner set forth above.

Automatic Exchange Right Upon US Gold Liquidation Event

        We will agree in the Voting and Exchange Trust Agreement that we will notify the trustee, (a) in the event of any determination by the Board to institute voluntary liquidation, dissolution or winding up proceedings with respect to US Gold or to affect any other distribution of our assets among our shareholders for the purpose of winding up our affairs, such notice to be given at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution, or (b) promptly following the earlier of (i) receipt by us of notice of, and (ii) our otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceeding with respect to the involuntary liquidation, dissolution or winding up of US Gold or to effect any other distribution of our assets among our shareholders for the purpose of winding up our affairs, in each case where we failed to contest in good faith any such proceedings commenced in respect of us within 30 days of becoming aware.

        Promptly following receipt by the trustee of notice of such an event or potential event of insolvency, the trustee will give notice to each holder of exchangeable shares of such event or potential event and will advise the holder of its rights with respect to the automatic exchange right.

        In order that the holders of exchangeable shares will be able to participate on a pro rata basis with our shareholders, immediately prior to the effective date of such event of insolvency, we will automatically exchange all of the then outstanding exchangeable shares (other than exchangeable shares held by us or our subsidiaries) for a purchase price per exchangeable share of one share of our common stock plus the dividend amount, if any.

The Support Agreement

        The following is a summary of some of the material terms and conditions of the Support Agreement and is qualified in its entirety by reference to the form of Support Agreement attached as Exhibit B to the Arrangement Agreement.

        Under the Support Agreement, we will covenant that, so long as exchangeable shares not owned by us or our subsidiaries are outstanding, we will, among other things:

  •
  not declare or pay any dividend on the shares of our common stock unless (i) on the same day Canadian Exchange Co. declares or pays, as the case may be, an equivalent dividend on the exchangeable shares, and (ii) Canadian Exchange Co. has sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law and the Articles of Incorporation of Canadian Exchange Co., of an equivalent dividend on the exchangeable shares;

  •
  advise Canadian Exchange Co. sufficiently in advance of the declaration of any dividend on the shares of our common stock and take other actions reasonably necessary to ensure that the declaration date, record date and payment date for dividends on the exchangeable shares are the same as those for any corresponding dividends on the shares of our common stock;

  •
  ensure that the record date for any dividend declared on the shares of our common stock is not less than ten business days after the declaration date of such dividend (or such shorter time period as may be permitted by law and the requirements of any stock exchange on which the exchangeable shares are listed); and

  •
  take all actions reasonably necessary to enable Canadian Exchange Co. to pay the liquidation amount, the retraction price or the redemption price to the holders of the exchangeable shares in the event of a liquidation, dissolution or winding up of Canadian Exchange Co., a retraction request by a holder of exchangeable shares or a redemption of exchangeable shares by Canadian Exchange Co., as the case may be.

        The Support Agreement will also provide that, without the prior approval of Canadian Exchange Co. and the holders of exchangeable shares, we will not distribute additional shares of common stock of US Gold or rights to subscribe therefor or other property or assets to all or substantially all holders of shares of our common stock, change any of the rights, privileges or other terms of our common stock, or change the then outstanding number of shares of our common stock into a lesser or greater number, unless the same or an equivalent distribution on, or change to, the exchangeable shares (or in the rights of the holders thereof) is made simultaneously. In the event of any proposed cash offer, share exchange offer, issuer bid, take-over bid or similar transaction affecting our common stock, we and Canadian Exchange Co. will use reasonable best efforts to take all actions necessary or desirable to enable holders of exchangeable shares to participate in such transaction to the same extent and on an economically equivalent basis as the holders of our common stock, without discrimination.

        The Support Agreement will also provide that, as long as any outstanding exchangeable shares are owned by any person or entity other than us or any of our subsidiaries, we will, unless approval to do otherwise is obtained from the holders of the exchangeable shares, remain the direct or indirect beneficial owner of all of the issued and outstanding common shares of Canadian Exchange Co. and Callco.

        Under the Support Agreement, each of us and Callco will not exercise, and will prevent our affiliates from exercising, any voting rights attached to the exchangeable shares owned by us or Callco or their affiliates on any matter considered at meetings of holders of exchangeable shares (including any approval sought from such holders in respect of matters arising under the Support Agreement).

        The Support Agreement may not be amended without the approval of the holders of the exchangeable shares, except in limited circumstances.

Effect of the Arrangement on US Gold Shareholders

        If the Arrangement is completed, it is expected that the former shareholders of Minera Andes will control up to approximately 48% of the voting power of US Gold, or approximately 47% on a fully-diluted basis, and will own the same proportions of US Gold's common stock and 2007 Exchangeable Shares, counted together as a single class, upon exchange of the exchangeable shares of Canadian Exchange Co. that they receive in the Arrangement. Upon completion of the Arrangement, if Mr. McEwen exercises all of his outstanding options to purchase shares of Minera Andes and of our common stock, we expect that Mr. McEwen will own approximately 68,293,241shares of our common stock and exchangeable shares or approximately 25% of the outstanding shares of our common stock, the exchangeable shares and the 2007 Exchangeable Shares, counted together as a single class. For additional information, see "The Arrangement—The Securities to be Issued by US Gold and Canadian Exchange Co. in the Arrangement" on page 70.

Accounting Treatment

        The Arrangement will be accounted for as an acquisition of a business. US Gold will record net tangible and identifiable intangible assets acquired and liabilities assumed from Minera Andes at their respective fair values at the date of the completion of the Arrangement. Any excess of the purchase price, which will equal the market value, at the date of the completion of the Arrangement, of the US Gold common stock (including the US Gold common stock issuable upon exchange of the exchangeable shares and exercise of Minera Andes Options) issued as consideration for the Arrangement, over the net fair value of such assets and liabilities will be recorded as goodwill.

        The financial condition and results of operations of US Gold after completion of the Arrangement will reflect Minera Andes' balances and results after completion of the Arrangement but will not be restated retroactively to reflect the historical financial condition or results of operations of Minera Andes. The earnings of US Gold following the completion of the Arrangement will reflect acquisition accounting adjustments, including the effect of changes in the carrying value of Minera Andes' assets and liabilities on depreciation and amortization expense. Intangible assets with indefinite useful lives and goodwill, if any, will not be amortized but will be tested for impairment at least annually, and all assets including goodwill will be tested for impairment when certain indicators are present. If, in the future, US Gold determines that tangible or intangible assets (including goodwill) are impaired, US Gold would record an impairment charge at that time.

Registration

        US Gold will file a registration statement on Form S-4 with the SEC to register the shares of common stock of US Gold issuable upon exchange of the exchangeable shares of Canadian Exchange Co. US Gold also agreed to use its reasonable best efforts to cause such registration statement to become effective upon the consummation of the Arrangement and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding. For purposes of registering such stock, US Gold is preparing a registration statement on Form S-4. The effectiveness of the registration statement is a condition to the completion of the Arrangement.

INFORMATION ABOUT MINERA ANDES

History and Development of Minera Andes

Corporate Overview

        Minera Andes was formed upon the amalgamation of Scotia Prime Minerals, Incorporated and Minera Andes Inc. pursuant to the ABCA on November 6, 1995. Minera Andes' corporate head office is located at Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3, its telephone number is 647-258-0395 and its principal business address is located at Abraham Pizzi 5045, Barrio San Roberto—Dep. Rivadavia (5400) San Juan. Minera Andes' registered and records office and address for service is 3700-205 5th Avenue S.W., Calgary, Alberta, T2P 2V7, Canada.

        Commencing on February 7, 2007, Minera Andes was listed on the TSX under the symbol "MAI". Prior to February 7, 2007 Minera Andes was listed on the TSXV, having initially been listed thereon on December 20, 1995. Minera Andes' common shares are also quoted on the OTCBB under the symbol "MNEAF".

        Minera Andes' principal business is the exploration and development of mineral properties, located primarily in the Republic of Argentina, with a focus on gold, silver and copper mineralized targets. Minera Andes' carries on its business by acquiring, exploring and evaluating mineral properties through Minera Andes' ongoing exploration program. Following exploration, Minera Andes either seeks to enter into joint ventures to further develop these properties or dispose of them if they do not meet Minera Andes' corporate requirements.

        Minera Andes currently holds mineral rights and applications for mineral rights covering approximately 244,500 hectares (604,173 acres) in Argentina. Minera Andes' principal assets currently consist of:

  •
  a 49% interest in MSC, which owns and operates the San José Mine, an operating silver and gold mine in Santa Cruz Province, Argentina, covering 50,491 hectares (124,766 acres) (not included in the acres noted above);

  •
  a 100% interest in the Los Azules Copper Project, an advanced-stage porphyry copper exploration project in San Juan Province, Argentina; and

  •
  a portfolio of exploration properties in the prospective Deseado Massif region of Southern Argentina.

Organizational structure

        Minera Andes' material property interests are held through its wholly-owned subsidiaries organized in Argentina. Minera Andes' interest in the San José Mine is held by Minera Andes S.A. ("MASA") and Minera Andes' interest in the Los Azules Copper Project is held by Andes Corporación Minera S.A. ("Andes Corp.").

        The San José Mine is a silver-gold mine located in Santa Cruz Province, Argentina. The San José Mine is a joint venture pursuant to which title to the assets is held by MSC, an Argentinean company. MSC is owned 49% by Minera Andes' wholly-owned subsidiary, MASA, and 51% by Hochschild. Minera Andes' investment income or losses, as the case may be, arise from its 49% share of the net profit or loss of the operations of the San José Mine, owned by MSC and accounted for on an equity basis.

 Significant Events in the Development of Minera Andes

San José Mine History

        In October 2005 MSC completed a bankable feasibility study at the San José Mine that led to the development of the San José Mine. In March 2006, an environmental impact assessment, the primary document for permitting the San José Mine, was approved by the province of Santa Cruz, Argentina, and a final decision was made to place the San José Mine into production. In March 2007, an aggressive exploration program was approved for the San José Mine by MSC, with an objective of adding new reserves and resources, and identifying new veins to increase mine life. Pre-commissioning production commenced at the San José processing facility during the second half of 2007.

        The San José processing facility commenced production during the second quarter of 2007 and full commercial production of 750 metric tonnes per day ("MTPD") was reached in the first quarter of 2008. The first sale of metals from the San José Mine occurred in December 2007.

        In August 2007, before achieving commercial production, MSC initiated a project to double the capacity of the San José processing facility. In October 2008, capacity at the San José processing plant was increased from 750 MTPD to 1,500 MTPD. The plant operated at an average daily rate of 1263 MTPD in 2009 and in 2010. Approximately 50% of the concentrate produced at the mill is converted on site to doré bullion.

        On March 19, 2009 the San José Mine processing facility was connected to the national power grid through the construction of a 130 kilometer 132 kV electric transmission line. Diesel generating capacity, which is sufficient to run the mill at its full capacity, remains on site as backup.

        MSC purchased part of the equipment necessary to expand the concentrate leaching and electrowinning circuit so that 100% of the concentrates produced by the operation can be converted to doré on site. Basic and detailed engineering have been completed, but construction of the project has been suspended because the completion of the circuit is not economically attractive given the current market conditions for concentrate sales. As such, the related project and plant costs and plant have been impaired for accounting purposes by $5.7 million during 2010.

        In 2010, approximately 54,476 meters of core drilling in a total of 265 drill holes were completed at the San José Mine. The 2010 drilling program represented a significant increase compared to the 2009 program, which consisted of approximately 25,094 meters of core drilling in a total of 115 drill holes. Drilling focused primarily on eleven new veins discovered during the year. The most important new veins are the Micaela and Sofia veins. The veins are located in the main mine area. Infill and step-out drilling was also completed on the Frea, Odin and Ayelén veins. Outside of the main mine area, drilling was carried out on the Cerro Portugués, Aguas Vivas and Saavedra West to explore for new resources.

        The 2011 exploration program at San José consists of surface geophysics and a diamond core drilling program totaling approximately 56,400 meters of drilling. The goal of the 2011 exploration program is to upgrade existing resources to replace reserves depleted during 2010 and to discover new mineralized veins (new resources) on the San José property, which covers approximately 50,491 hectares (124,700 acres).

        Minera Andes' personnel regularly communicate with MSC's staff, make periodic visits to the mine and hold scheduled conference calls with MSC's operations management twice a month. In addition, a formal protocol for the transfer of information from MSC to Minera Andes was established during 2009, which has improved the quality and timeliness of information available to it regarding the operation of the San José Mine.

Option and Joint Venture Agreement

        Minera Andes' interest in, and the affairs of, MSC are governed by an option and joint venture agreement dated March 15, 2001 between MASA and Hochschild, as amended by agreements dated May 14, 2002, August 27, 2002, September 10, 2004, and September 17, 2010 (the "OJVA").

        Under the OJVA Minera Andes is entitled to appoint one of the three members of the Board of Directors of MSC and Hochschild is entitled to appoint the balance of the members of the Board of Directors of MSC. The OJVA grants Minera Andes a "veto" in respect of certain and very limited matters regarding the affairs of MSC and the operation of the San José Mine. In particular, Minera Andes has limited ability to control the timing or amount of cash calls and decisions made in that regard may have an adverse affect on our operations and financial position. However, the OJVA grants Minera Andes certain approval rights with respect to new project capital expenditures and exploration. Minera Andes has the right to receive, upon request, information regarding the San José Mine.

        The OJVA and the by-laws of MSC provide, in relevant part, that:

  (i)
  the Board of Directors of MSC shall, at all times, consist of three directors and that, in effect, two of such directors shall be nominated by Hochschild and one director shall be nominated by MASA;

  (ii)
  the Board of Directors of MSC shall meet at least once every calendar quarter, without any stipulation that a nominee of each of Hochschild and MASA be present;

  (iii)
  at any meeting of the Board of Directors of MSC, each of MASA and Hochschild shall have that number of votes equal to the number of directors it is entitled to appoint;

  (iv)
  MSC shall finance its operations and activities from such sources as the Board of Directors of MSC sees fit;

  (v)
  the only actions by MSC requiring unanimous approval of both MASA and Hochschild are (a) a sale of all or substantially all of the assets of MSC; (b) any amendment to the articles of MSC that would have an adverse effect on the rights of any particular shareholder to receive its share of the profits of MSC; (c) entering into any new line of business; (d) acquiring real property or conducting exploration, development or mining outside of the property initially transferred to MSC for the purposes of establishing the joint venture; or (e) any merger or other corporate combination involving MSC; and

  (vi)
  in the event of a disagreement between Hochschild as "majority owner" and MASA as "minority owner", concerning any act of MSC that requires the unanimous approval of the Board of Directors of MSC, Hochschild has the option to purchase all of the shares of MSC held by MASA for "fair value".

        The OJVA provides that MSC shall finance its operations from such sources as the Board of MSC shall determine, including by issuing additional shares. In such event, each shareholder of MSC has a pre-emptive right to subscribe for its pro rata share of the additional shares. Any shares not subscribed by a shareholder shall be offered to the other, participating, shareholder. As a result, full exercise of a shareholder's pre-emptive right (assuming full exercise by other shareholder) maintains its shareholdings in MSC at current levels while a failure to exercise its pre-emptive rights, in full, may result in dilution (the extent of such dilution depending on whether the other shareholder exercises its pre-emptive right and to what extent and whether such shareholder also purchases shares not purchased by the first shareholder). Historically, a portion of the operating and capital costs of the San José Mine have been financed by issuing additional shares of MSC.

        The OJVA also provides that it shall be the policy of MSC to maintain excess distributable cash and that unless the Board of MSC unanimously decides otherwise, MSC shall distribute, on a semi-annual basis all cash not reasonably required for operations or expansion.

Financing for the San José Mine

        Financing for the initial development of the San José Mine was provided by way of loans to MSC by Minera Andes and Hochschild in amounts proportionate to their shareholdings in MSC. These amounts are subordinated to the project loans described below and form part of Minera Andes' investment in MSC. These loans bear a fixed interest rate of 7.00%.

        Subsequently, project financing for the San José Mine was provided pursuant to project finance loan documentation between Minera Andes, MSC and Hochschild wherein Hochschild and Minera Andes agreed to provide MSC with a permanent secured project loan in the aggregate amount of $65 million (in amounts proportionate to their shareholdings in MSC) except the loans to be made by Minera Andes to MSC are structured as (i) a loan by Hochschild to Minera Andes; and (ii) a corresponding loan by Minera Andes to MSC on the same terms as the loan by Hochschild to Minera Andes. Both the loan to Minera Andes and the loan by Minera Andes bears interest at the same rate, 7.00%, and upon the same terms (including repayment). The project loans are currently unsecured except that, as security for the loan made by Hochschild to Minera Andes, Minera Andes has pledged to Hochschild its right to the repayment of the corresponding loans made by Minera Andes to MSC. The project loans bear a fixed interest rate of 7.00%. On October 3, 2011, MSC repaid the entire outstanding principal and accrued interest on the shareholder and project finance loans.

        Currently there are no additional financing arrangements for development at the San José Mine, though the board of directors of MSC may finance activities at the San José Mine from sources at it sees fit, including the issuance of additional shares of MSC. The consent of the Minera Andes' designee on the board of directors of MSC would not be required to consent to such additional financing arrangements. Historically, the operating and development costs of the San José Mine have been financed by the issuance of shares of MSC. Both Minera Andes and Hochschild have preemptive rights to participate in any such additional issuances. Either party's interests in MSC would be diluted if it did not participate in such additional issuances.

Los Azules Project History

        The Los Azules Copper Project is an advanced-stage exploration project located in San Juan Province, Argentina. The Los Azules Copper Project was previously subject to an option agreement between Minera Andes, MASA and MIM Argentina Exploraciones S.A. (later known as "Xstrata Copper") and Xstrata Queensland Limited (together with Xstrata Copper, "Xstrata") dated November 2, 2007 (as amended by assignment and amending agreement dated May 15, 2009, collectively the "Los Azules Option Agreement"). As of October 1, 2009, Xstrata elected not to exercise its one-time right to back-in to a 51% interest in the project. Consequently, Xstrata transferred those properties held by it and forming part of the Los Azules Copper Project to Andes Corp., a wholly owned subsidiary of Minera Andes, and Xstrata no longer retains any ownership in or rights with respect to the project. Minera Andes, through Andes Corp., owns 100% of the Los Azules Copper Project. A portion of the Los Azules Project is currently the subject of litigation in the Supreme Court of British Columbia, which if resolved adversely to Minera Andes may affect Minera Andes' ownership of the Los Azules Project. See "—Legal Proceedings" beginning on page 152 for a description of the litigation related to the Los Azules Copper Project.

        In November 2005, Minera Andes signed a term sheet with Xstrata Copper, in respect of the matters provided for in the Los Azules Option Agreement.

        In May 2006, Minera Andes reported the discovery of significant high-grade copper at its Los Azules Copper Project with an eleven hole drill program returning intervals up to 1.6% copper over 221 meters and 1% copper over 173 meters in separate holes.

        In November 2007, the Los Azules Option Agreement was executed. The Los Azules Option Agreement provided for the consolidation of adjoining properties owned indirectly by Minera Andes and Xstrata straddling a large copper porphyry system.

        Between 2006 and 2008, Minera Andes drilled 64 core holes totaling 11,572 meters at the Los Azules Copper Project and commenced preparation of the preliminary assessment contemplated by the Los Azules Option Agreement.

        In September 2008, Minera Andes completed a metallurgical testing program indicating that the mineralized material at the Los Azules Copper Project is amenable to conventional flotation recovery methods and that the overall metal recoveries and the copper concentrate grades are high.

        Also, in September 2008, an independent resource estimate was completed in respect of the Los Azules Copper Project and an initial technical report (subsequently revised in January 2009) was prepared in accordance with NI 43-101 and filed.

        In February 2009, the preliminary assessment was completed and the results thereof announced by news release dated February 5, 2009. A technical report, in support thereof, was subsequently filed in March 2009.

        On May 29, 2009, in accordance with the terms of the Los Azules Option Agreement, Minera Andes delivered to Xstrata the preliminary assessment, thereby exercising its earn-in option and acquiring a 100% interest in those properties comprising the Los Azules Copper Project held by Xstrata, subject to a one-time option held by Xstrata to back-in to a 51% interest in the Los Azules Copper Project.

        On October 1, 2009, the back-in right expired, unexercised and Minera Andes, through its wholly owned subsidiaries, now holds 100% of the Los Azules Copper Project, subject to litigation that is currently ongoing in the Supreme Court of British Columbia. See "—Legal Proceedings."

        In December 2009, Minera Andes initiated a seasonal drilling program at the Los Azules Copper Project and during the 2009-2010 field season 10,007 meters of diamond core drilling was completed in 23 drill holes. The results of the drilling as well as an updated resource estimate were reported in an updated 43-101 Technical Report dated December 16, 2010.

        In December 2010, Minera Andes initiated a seasonal drilling program at Los Azules.

Principal Capital Expenditures

        The following constitutes Minera Andes' principal capital expenditures and divestitures, since the beginning of Minera Andes' last three financial years and the six months ended June 30, 2011. Capital expenditures relate to projects/properties in Argentina.

Expenditures/Investments (all figures in millions of USD)	2011 (6 months)	2010	2009	2008
Los Azules Exploration Project	9.5	12.3	1.8	7.3
San José Mine (via MSC)	—	—	(0.6)	11.3
Other Exploration Projects	0.8	1.1	1.2	0.7

        There have been no divestitures since the beginning of Minera Andes' last three financial years.

        Capital expenditures relate to projects/properties in Argentina. No expenditures were made in 2010 and 2011 with respect to the San José Mine because capital expenditures are made by MSC and not Minera Andes. Some of the work provided is completed by contractors located in the U.S., although such U.S. expenditures constitute less than 10% of the overall expenditures on the Minera Andes projects. Method of financing to accommodate these expenditures was primarily equity financings. In 2009, capital expenditures were also financed through bank debt which is no longer outstanding.

Corporate Developments

        In December 2005, Mr. Robert McEwen, Chairman and Chief Executive Officer of US Gold, and founder and former Chairman and Chief Executive Officer of Goldcorp Inc., agreed to invest a total of Cdn$10 million in Minera Andes by private placement.

        In March 2006, Mr. McEwen purchased 1.2 million shares of Minera Andes in the market at a price of Cdn$1.10 per share. In addition, in May 2006, Mr. McEwen exercised all the common share purchase warrants then held by him. As a result, a total of 14,285,714 common shares were issued resulting in gross proceeds of Cdn$7,857,143 to Minera Andes. Mr. McEwen then held 30% of the then issued and outstanding common shares of Minera Andes.

        In February 2007, Minera Andes's shares were listed on, and commenced trading on, the TSX. Minera Andes' shares were previously listed and traded on the TSXV.

        Between December 2007 and February 2008, Minera Andes completed private placements consisting of the issue of a total of 22,085,668 units, at a price of Cdn$1.55 per unit, for gross proceeds of Cdn$34.23 million. The proceeds from the offering were primarily used to fund Minera Andes' share of the costs at the San José Mine and for exploration drilling and completing the preliminary assessment on the Los Azules Copper Project.

        On August 5, 2008, Mr. McEwen joined the board of directors of Minera Andes upon the exercise of a right to nominate an individual to the board of directors of Minera Andes granted to him as part of the 2006 financing.

        In February 2009, Minera Andes completed a private placement with Mr. McEwen (the "McEwen Financing") pursuant to which Mr. McEwen purchased an aggregate of 40 million common shares at a price of Cdn$1.00 per share for gross proceeds to Minera Andes of Cdn$40 million, as a result of which Mr. McEwen held 37.3% of the issued and outstanding shares of Minera Andes. The proceeds from the McEwen Financing were used: (i) as to $11.3 million, to pay Minera Andes' portion of the cash call made by MSC in December 2008 in respect of the San José Mine; (ii) as to approximately $17.5 million, to repay all amounts due under Minera Andes' then outstanding bank loan with Macquarie Bank Limited; and (iii) as to the balance, for general corporate purposes.

        In connection with the McEwen Financing, Mr. McEwen was granted the right to appoint two additional directors to Minera Andes' board of directors, which combined with Mr. McEwen's existing rights to board representation entitled him to nominate a total of three directors to Minera Andes' board of directors. On February 2, 2009 and February 23, 2009, Mr. Clark and Mr. Drummond, respectively, resigned from the Minera Andes' board of directors. On February 23, 2009, Mr. Richard Brissenden and Mr. Michael Stein were appointed to Minera Andes' board of directors, as nominees of Mr. McEwen.

        On February 23, 2009, Mr. McEwen was appointed Executive Chairman of Minera Andes.

        On March 13, 2009, James K. Duff was appointed Chief Operating Officer of Minera Andes. Mr. Duff has more than 30 years of diverse international mining experience and is responsible for managing Minera Andes' interests in the San José Mine and the Los Azules Copper Project.

        On June 18, 2009, following Minera Andes' annual general and special meeting, Robert R. McEwen was appointed President and Chief Executive Officer of Minera Andes effective immediately, replacing Mr. Allen Ambrose. Mr. Ambrose was re-elected to the board of directors of Minera Andes.

        Minera Andes completed an equity offering on August 19, 2009, by way of short form prospectus pursuant to which Minera Andes issued 30,705,000 units, each unit consisting of one common share and one half of a common share purchase warrant at a price of Cdn$1.25 per unit. The equity offering was completed on a "bought deal" basis and resulted in net proceeds to Minera Andes of approximately Cdn$22 million.

        On September 9, 2009, Brian Gavin, Vice President, Exploration of Minera Andes submitted his resignation effective October 9, 2009. On September 30, 2009, Nils Engelstad, formerly corporate legal counsel to Minera Andes, was appointed Vice President, Corporate Affairs. In February 2010, Minera Andes announced that Perry Ing would be appointed Chief Financial Officer effective April 5, 2010. Henry John, formerly Chief Financial Officer, continued on as a consultant to Minera Andes for a period of one year.

Description of Mineral Properties

San José Mine

        Unless otherwise indicated, technical information in this proxy statement regarding the San José Project is derived from the technical report (the "San José Technical Report") dated December 16, 2010 entitled "Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina" prepared by Eugene J. Puritch (P.Eng); Alfred S. Hayden (P.Eng); James L. Pearson (P.Eng); Fred H. Brown (CPG, PrSciNat); Tracy Armstrong (P.Geo); David Burga (P. Geo); and Kirstine R. Malloch (MAusIMM), all of P&E Mining Consultants Inc. ("P&E") and each of whom is a "qualified person" and "independent" of Minera Andes, in each case, within the meaning of NI 43-101. Such information is based on assumptions, qualifications and procedures which are not fully described herein. The information provided below is based on assumptions, qualifications, and procedures which are not fully described herein. The full text of the technical reports, and any updates thereto, that Minera Andes has received are filed by Minera Andes on SEDAR and are available under Minera Andes's profile on SEDAR at www.sedar.com. US Gold is not able to independently verify this information, and the technical reports filed by Minera Andes, including the San José Technical Report, on SEDAR or any other information filed by Minera Andes on SEDAR are not a part of this proxy statement and shall not be deemed to be incorporated by reference into this proxy statement. Reserve and resource information contained herein supersede information provided in the San José Technical Report.

        Information subsequent to the effective date of the San José Technical Report was provided and reviewed by Minera Andes management.

Project Description and Location

        The San José property is located in Perito Moreno District, in the Province of Santa Cruz, Argentina, lying approximately between latitude 46°41'S and 46°47'S and longitude 70°17'W and 70°00'W (Gauss Kruger, Zone 2 coordinates approximately 4830000N 2400000E). The mine is by air 1,750 kilometers south-southwest of Buenos Aires and 230 kilometers southwest of the Atlantic port of Comodoro Rivadavia. The nearest town is Perito Moreno, which is approximately 30 kilometers west of San José.

        The San José property covers a total area of approximately 50,491 hectares and consists of 50 contiguous mining concessions (consisting of 18 "Minas" or approved mining claims; and 32 "Manifestations" or claims that are in the application process for mining claim status). As of September 30, 2010, all of the concessions comprising the San José property were in good standing. The one exploration license ('Cateo') is in the process of being converted into four new Manifestations, namely Verano I, II, III and IV. These four new Manifestations will have bi-annual fees, but only after a three-year grace period from the initial application dates.

        Title to the San José property is held by MSC, the holding and operating company set up under the terms of OJVA between MASA (49%) and Hochschild (51%). MASA is an indirect wholly-owned subsidiary of Minera Andes. The original agreement was finalized on March 15, 2001. Hochschild was formerly a private Peruvian company named Mauricio Hochschild & Cia. Ltda. ("MHC") that in November 2006 became a publicly traded company on the London stock exchange.

        MSC was specifically set up in March 15, 2001 to explore and develop gold and silver mineralization on the San José property. Under the agreement, MHC could earn a 51% ownership in the property by spending a total of $3 million over three years, and of that, a minimum of $100,000 per year had to be spent on exploration targets within the property other than the Huevos Verdes vein. In addition, MHC was required to make semi-annual payments totaling $400,000 per year (subsequently amended to $200,000 per year as noted below) until "pilot plant" production was achieved. As part of the Agreement, title to the property was transferred to, and held by, the joint venture holding and operating company (MSC).

Surface Rights

        A mining license alone is not sufficient to permit mining operations. An agreement for access and occupation of the surface land is also required from the surface owner and occupier before mining may commence. Surface rights in Argentina are not associated with title to either a mining lease or a claim and must be negotiated with the landowner.

        To ensure the integrity of its operations, MSC has purchased the land and corresponding occupation rights that are necessary to conduct its operations. MSC may purchase additional land in due course, as the need arises.

        All of the known mineralized zones, mineral resources and mineral reserves and active mine workings, existing tailings ponds, waste etc., are within MSC's concessions.

        There are no back-in rights, payments or other agreements or encumbrances or environmental liabilities to which the property is subjected.

Argentina's Mining Royalties

        Under Argentinean Law, mining concessions are real property, which can be transferred freely and can also be pledged. Concessions are granted for unlimited periods of time, subject to the following conditions:

  (a)
  the payment twice a year of a mining fee or canón of 80 pesos per unit, or pertenencia; and

  (b)
  the filing of a minimum investment plan and compliance with a one-off minimum investment in the concession equal to 300 times the relevant canón over a five year period. Of the figure set out in the minimum investment plan for investment over five years, 20% must be invested in the first two years. Failure to comply with these conditions may result in the termination of the concession.

San José Mining Royalties

        As legal owners of the mineral resources, provinces are entitled to request royalties from mine operators. Regulations vary from province to province. In Santa Cruz, where the San José property is located, the royalty is fixed at a maximum of 3% of the mine-site value per year payable monthly. However, under the Mining Tax Stability Agreement the mining royalty is fixed at 1.85% of the mine-site value per year when the final product is doré and 2.55% when the final products are concentrates or precipitates.

        Minera Andes management reports that MSC paid ARS$35,718,725 ($8,992,9750 based on current exchange rates) in mining royalties and canon payments to the Province of Santa Cruz in 2010.

        A national export tax (Retention Tax) is fixed at 5% for doré and 10% for concentrates or precipitates. Certain tax rebates are available if the final products are shipped from a Patagonian maritime port (depending on the port of exportation, these rebates will be reduced to nil as from 2009 and 2010).

        A new provincial tax in the form of a trust fund (Fondo Tecnológico Productivo in Spanish) was proposed in 2010, patterned after a similar law in San Juan Province. The purpose of the trust fund would be to raise money for infrastructure projects in the local areas where mining projects are located. Negotiations between the Province and the mining companies stalled during 2010 but are likely to resume in 2011. In San Juan, contributions to the trust fund are "voluntary" and range from about 1% to 1.5% of gross sales.

Environmental Management

        The Environmental and Social Impact Assessment ("ESIA") for the San José property forms the principal document for the permitting of the property. The ESIA was designed to fulfill the legal requirements in Argentina and also to comply with the procedures of evaluation that are widely accepted internationally regarding environmental and social protection measures. The ESIA was structured according to the Argentinean national mining law, which the Province of Santa Cruz has adhered to. The Provincial Department of Mining is the lead permitting agency.

Provisions for Rehabilitation

        The conceptual mine closure plan includes the following activities:

  •
  All surface structures and installations will be dismantled and removed, except those necessary to support the ongoing monitoring activities.

  •
  The ramps will be closed and secured to avoid any unauthorized access.

  •
  The waste rock stored temporarily on surface will be backfilled to the mine workings and the tailings facility will be capped with an impermeable layer of cement-mixed tailings. The minimum cover thickness will be 1 meter.

  •
  Water derivation channels will be conditioned for long-term use.

  •
  Some of the roads will be closed, but many will remain open to provide access for longer-term monitoring.

  •
  A monitoring program will be executed together with the authorities and the community to guarantee that physical and chemical stability is achieved.

  •
  Employment levels are expected to fall at closure.

        The estimated constant dollar cost for reclamation and closure of the San José Mine is $6.6 million.

Permitting Requirements

        Other permits applied and/or accepted in order to advance the San José property are outlined below.

        Grants of mining rights, including water rights, are subject to the rights of prior users. The mining code also contains environmental and safety provisions administered by the provinces.

        Environmental Impact Reports ("EIR") must be submitted to the provincial government prior to conducting mining operations. On March 1, 2006, MSC received approval for the Environmental Impact Assessment ("EIA") for the San José property. The EIR must describe the proposed operation and the methods that will be used to prevent undue environmental damage and must be updated biennially. Mine operators are liable for environmental damage and violators of environmental standards may be required to shut down mining operations. An EIR must be submitted every two years in accordance with Argentinean law.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

        The principal access route to San José comprises a good unsealed (dirt) road section of 32 kilometers and then tarmac road to the port of Comodoro Rivadavia, a total distance of 350 kilometers. Comodoro Rivadavia has scheduled national air services to Buenos Aires, the capital of Argentina, with international air connections.

        The main incoming materials are diesel fuel, chemicals, cement, timber supports, spare parts, explosives, zinc powder, sodium cyanide and hydrogen peroxide. Transportation of materials to and from the property is by truck. Mine haulage roads provide access from the mine portals to the ore stockpile at the process facility and temporary rock stockpile facilities. Concentrate is exported via the port of Puerto Deseado in the province of Santa Cruz, 250 kilometers south of Comodoro Rivadavia.

        The San José property is within an arid to semi-arid area of Argentina, with short, warm summers reaching temperatures above 10°C and winters with temperatures commonly below 0°C. Strong and persistent winds can be encountered especially during the warmer months (October to May). Average rainfall at the site is estimated to be 144 millimeters and snowfall amounts to 32.5 millimeters. Annual average temperature is 8.9°C. MSC has maintained a weather station at the property since January 2005. Mining and exploration can continue year round in this part of Argentina.

        The nearest town to the San José property in Argentina is Perito Moreno, approximately 30 kilometers to the west. Las Heras, Pico Truncado, and Perito Moreno are small towns (populations ranging from approximately 3,600 to 15,000), which mostly provide labor for the local oil industry, or, in the case of Perito Moreno, for tourism and agricultural purposes. These towns are only able to supply the most basic needs (food, accommodations, fuel, hardware, labor, etc.) for very early stages of exploration. More advanced projects must be serviced from Caleta Olivia, Comodoro Rivadavia, or Buenos Aires.

        Power is provided by way of a transmission line connected to the national grid. Diesel generators, which are fully capable of providing sufficient power for the expanded 1,500 MTPD operation, are on site for back-up.

        Fresh water is obtained by wells which have been sited so as to dewater the Frea Vein mining area. Water is stored in a surface impoundment. Water for the underground mine is sourced from the settling ponds.

        The closest deep water port facility is at Comodoro Rivadavia, a driving distance of approximately 350 kilometers. Alternatively, the port of Puerto Deseado is located approximately 400 kilometers east—southeast of the property.

        The property consists of camp facilities that can accommodate up to 712 personnel, a medical clinic, a security building, a maintenance shop, processing facilities, a mine and process facility warehouse, a surface tailings impoundment, support buildings and mine portals, a change house, a core shack, an administration building and offices.

        MSC has installed a satellite-based telephone/data/internet communication system.

Topography, Elevation and Vegetation

        The topography of the San José property in Argentina is gently rolling, with a few deeply incised valleys. Elevations on the property range between approximately 300 meters and 700 meters. The property area is considered to be semi-desert. Vegetation comprises low scrub bushes and grass, typical of harsh climate and poor soils. Fauna consists of birds, small mammals and reptiles. Most of the property area is uninhabited; however, it is used by local farmers for sheep and cattle grazing.

Historical Exploration

        Parts of the Santa Cruz Province were reviewed during the 1970's as part of a joint Argentine government-United Nations regional exploration plan (Patagonia-Comahue). In the 1980's FOMICRUZ, S.E., which is the Provincial mining company, completed reconnaissance surveys in the province to delineate areas of interest for mineral reserves.

        There is no formally-recorded exploration on the property prior to work carried out by Minera Andes in the late 1990s. The property was acquired by Minera Andes in 1997, after a regional structural study and prospecting program uncovered areas of Landsat color anomalies, and coincident anomalous gold and silver values. Based on these results, Minera Andes embarked on an exploration program commencing in 1997.

Geological Setting

        The geology of the San José property is summarized below.

Regional Geology

        The San José property is located in the northwest corner of the 60,000 square-kilometer Deseado Massif of the Santa Cruz Province, Argentina. The Deseado Massif consists of Paleozoic metamorphic basement unconformably overlain by Middle to Upper Jurassic bimodal andesitic and rhyolitic volcanics and volcaniclastics. Cretaceous sediments and Tertiary to Quaternary basalts overlie the Jurassic volcanic.

Geology of the Deseado Massif, Argentina

Modified from http://www.argentexmining.com/santacruz-province.php

        Jurassic magmatism in the Deseado Massif accompanied extensional tectonics marked by normal faults, horst and graben formation, and block tilting during the opening of the southern Atlantic Ocean. Several small basins formed after the main volcanic episodes, a consequence of intense diastrophic block faulting. Continental sediments were deposited in the Upper Jurassic to Lower Cretaceous in those basins, represented by tuffaceous sandstones, tuffites, limestones, conglomerates, and shales. LS epithermal Ag-Au deposits accompanied magmatism and deformation. Basaltic plateau volcanism was dominant during the Tertiary span, coupled with minor marine ingressions that produced the deposition of sandstones, shales and fossiliferous limestones. Intrusive rocks are scarce in the area. They are represented by irregular bodies of rhyolitic porphyries that intrude the main silicic volcanic units, and by basaltic plugs that pierce the whole sequence.

        Large amounts of intermediate to silicic volcanics were erupted in the Jurassic, in a sub-aerial, cratonic back-arc tensional environment. These volcanics are subdivided into the Bajo Pobre Formation, predominantly of intermediate to basic composition, and the felsic Bahia Laura Group that discordantly overlies the Bajo Pobre Formation. The Bahia Laura Group is further subdivided into the interdigitating Chon Aike Formation (dominantly ignimbrites) and the La Matilde Formation (dominantly volcaniclastics).

        The volcanic rocks of the Deseado Massif host the producing Ag-Au mines of Cerro Vanguardia, Marta Mine, Manantial Espejo and San José, as well as the prospects and properties of El Dorado-Monserrat, Cerro Negro and La José Fina.

        The principal host rock for silver and gold mineralization in the San José district is the Bajo Pobre Formation where veins are typically developed in competent andesite flows, and to a lesser extent, in volcaniclastic units.

Property Geology

        The property is covered by the El Pluma 4769-I map sheet of the 1:250,000 Servicio Geológico Minero Argentino geological map series. The geology of the San José property is summarized below.

Bajo Probre Formation (Upper Jurassic)

        The Jurassic Bajo Pobre Formation at around 145-150 Ma is the lowermost stratigraphic unit on the San José property and is assumed to underlie the entire area. It is the main host of Au and Ag mineralization at the Huevos Verdes, Frea and Kospi vein deposits as well as many regional prospects. The Formation also hosts some of the mineralization at Saavedra West Zone.

        The formation comprises a lower andesite volcaniclastic unit and an upper andesite lava flow and has a maximum thickness of 120 meters. A dacitic, hornblende-megacrystic lava flow of restricted extent has been identified but its stratigraphic position within the Formation is unknown.

Geology of the San José Property

        An epiclastic environment is inferred for the andesitic volcaniclastic unit, supported by the chaotic changes in facies. This unit is generally pervasively altered and commonly has at least a propylitic overprint. Age dating of the volcaniclastic and lava flows indicates a hiatus of around 5 Ma between the two volcanic events. The andesitic and dacitic lava flows discordantly overlie the volcaniclastics. The andesitic lava flow has a thickness of up to 50 meters. These flows are massive, with columnar jointing and auto-breccia textures where weathering and hydrothermal alteration is concentrated.

Bahia Laura Group—Chon Aike & La Matilda Formations (Upper Jurassic)

        The andesitic volcanics are discordantly overlain by volcanic rocks of the Bahia Laura Group. Subdivision of the Group into the Chon Aike and La Matilde Formations is not well defined on the property and in previous reports the formations have been grouped together and referred to as the Chon Aike Formation, and this is adopted in the section below.

        Previously, outcrops of the Chon Aike Formation were thought to be restricted to geologically mapped areas to the north of the Rio Pinturas valley and in the Saavedra West area. However, mapping of a widespread tuffaceous unit overlying the Bajo Pobre Formation by Dietrich et al. (2004), may belong to the tuffaceous facies of either the Chon Aike or La Matilde Formation.

        The Saavedra West basin is interpreted as a syn-volcanic graben, possibly a caldera, developed within the Bajo Pobre Formation and infilled by pyroclastics correlated with the La Matilde Formation. Pebble dykes are abundant within the graben and ignimbrites that may be correlated with the Chon Aike Formation occur as dykes along one edge. In the Saavedra West area, the thickness of the Group is around 80 to 100 meters, however at Huevos Verdes, La Sorpresa and Rio Pinturas the thickness is only 15 to 20 meters. Pyroclastic rocks of the Chon Aike Formation are laterally extensive. Age dating of the ignimbrites within the Chon Aike Formation gives ages around 147-151 Ma, younger than the age of the volcaniclastic sequence but older than the andesitic flows of the Bajo Pobre Formation.

        Where this Group is overlain by sedimentary rocks of the Cretaceous Castillo Formation, the upper contacts of the Chon Aike Formation are concordant. However, this contact is discordant with the overlying Tertiary flood basalts of the Alma Gaucha Formation.

Post-Jurassic Geology

        Deposition of Cretaceous sedimentary rocks of the Castillo Formation is interpreted to be controlled by block faulting which created small, normal fault-controlled depressions. Thickness of the formation varies but is generally between 5 to 80 meters and decreases towards the south. The formation is divided into three members, with the lowermost member redefined as a tuffaceous deposit belonging to the Chon Aike Formation.

        The northwestern part of the Deseado Massif is covered by an extensive area of Tertiary-aged basalts with at least two basaltic episodes recognised in the San José region. The Upper Oligocene Alma Gaucha Formation occurs as uniform flat-lying flood basalts up to 30 meters that cover a significant portion of the property. Recent basaltic flows from the Cerro Portuguese volcanic centre form lava flow channels that overlie the flood basalts.

        Glacially-derived, unconsolidated till deposits up to 50 meters in thickness occur predominantly in the Rio Pinturas valley.

Structural Geology

        The San José district is transacted by two north-northeast striking major lineaments. The Rio Pinturas lineament follows the Rio Pinturas valley and is one of the main structural features of the Deseado Massif. This lineament can be traced for over 100 kilometers. A second, sub parallel lineament is located 2 kilometers east of the Rio Pinturas lineament.

        The main structural trend of fault and vein systems on the property is west-northwest to north-northwest. Less prominent are east-striking faults and veins and those north to northeast striking.

        The vein systems at Huevos Verdes, and possibly also those at Frea, developed along north-northwest striking (average orientation of 325°/65° northeast) sinistral strike-slip faults that were reactivated during Triassic rifting. The Huevos Verdes vein system is known to be composed of three main segments along strike.

        Variations of vein orientation in bends and jogs along, and in between, sub-parallel sinistral faults control vein width and mineralization style.

        Sinistral shearing along the north-northeast striking lineaments such as Rio Pinturas may have resulted in overall extension within the bounding blocks that host the San José mineralization, facilitating formation of structural openings along re-activated faults of favorable north-northwest strike.

Alteration

        Alteration is typically a low sulfidation ("LS") epithermal with silicification accompanying all of the veins and fractures and occurring as a narrow alteration halo, generally surrounded by an extensive zone of intermediate argillic mixed with phyllic alteration. Strong argillic alteration is interpreted to be a supergene overprint of the propylitic halo with disseminated pyrite.

Exploration

        The following table is a summary of exploration on the San José property from 1997 to 2010.

Year	Company	Description
1997 to 2001	Minera Andes	5 year program consisting of prospecting; soil sampling; stream sediment sampling; mapping and sampling; trenching and channel chip-sampling. IP/Resistivity (74 line kilometers) CSAMT (42 line kilometers) and magnetic surveys (186 line kilometers) by Quantec Geofisica Argentina S.A. RC drilling (85 holes) and diamond drilling (3 holes); alteration studies (Portable Infrared Mineral Analyzer); metallurgical studies; discovery of Saavedra West and Huevos Verdes Zones, plus numerous prospects.
2001 to 2003	MSC

Joint venture company created between Minera Andes and Hochschild; 2 year program consisting of surveying; IP/Resistivity (45 line kilometers), and Real Section IP (20.25 line kilometers) surveys by Quantec Geofisica Argentina S.A.; diamond drilling (30 holes); further definition of the Huevos Verdes Zone; mineral resource estimates at Huevos Verdes and Saavedra West vein and breccia zones.

2003 to 2004	MSC

Hochschild vested at 51% ownership; 2 year program consisting of underground development at HVN and HVS; surface rights land purchasing; road construction; diamond drilling (39 holes); program further outlined the Huevos Verdes Zone and resulted in the discovery of the Frea Zone.

Year	Company	Description
2004 to 2005	MSC

Definition-style diamond drilling (144 holes). Initiation of Feasibility Study including mineral resource and mineral reserve estimates at Huevos Verdes and Frea managed by MTB Project Management Professionals Inc. of Denver, USA, includes mine design, capital and operating cost estimation, metallurgical, geotechnical environmental EIA and social studies by Vector Argentina, AMEC Americas Limited ("AMEC") retained to do resource audit; continued underground development on 480 and 430 levels at HVN and HVS; IP/Resistivity (215 line kilometers) surveys; additional 38 diamond drill holes to test regional targets.

October 2005	MSC	Completion of Feasibility Study in October 2005, decision to proceed to production was made on March 28, 2006.
November 2005 to June 2006	MSC

Phase 1 and Phase 2 drilling at Kospi Vein (128 holes); EIA approved by DPM on March 1, 2006; continued underground development (ramp construction and drifting at HVS and Frea); Granting of Environmental Permit, production decision (March 28, 2006); change of metallurgical processing and recovery methodology to a Gekko system; supporting metallurgical test work; mine construction, permitting.

July 2006 to September 2007	MSC

Ongoing plant and infrastructure construction, continued mine development, mineral resource/mineral reserve estimation (Huevos Verdes, Frea, Kospi), continued metallurgical test work, official mine opening (June 26, 2007), continued drilling of regional prospects.

September 2007	MSC	Preparation of a technical report by AMEC, including a mineral resource and mineral reserve estimation with effective date of December 31, 2006.
January 2007 to December 2008	MSC

Commercial production officially commenced on January 01, 2008. Continued drilling on the Ayelén, Odin, Frea and Ramal Frea as well as exploration drilling totaling 220 drill holes and 48,762 meters during 2007-2008. Mine comprised of over 18 kilometers of workings, which includes 5.7 kilometers advancement in 2008, with 2 access ramps.

January 2009 to September 2010	MSC

Extension of geophysical survey by Quantec Geoscience Argentina S.A. including IP, resistivity and ground magnetics. Drilling from January 2009 to December 2009 totaling 25,094 meters and 115 drill holes, and drilling from January 2010 to December 2010 totaling 54,476 meters and 265 drill holes at the mine site and regional drilling.

January 2010 to June 2010	MSC	Drilling from January 2011 through June 2011 totaling 19,711 meters in 82 drill holes, mostly for infill drilling.

1997-2006 Exploration Programs

        Exploration by Minera Andes on the San José property from 1997 to 2001 was concentrated over the northern part of the property and consisted of geological mapping, sampling, trenching, geophysics, alteration and metallurgical studies and reverse circulation ("RC") and diamond drilling. In 2001, an extensive exploration program was undertaken which included detailed topographic surveying of the property, Induced Polarization ("IP") geophysics and drilling.

        Exploration during 2003-2004 consisted of underground exploration/development, environmental and metallurgical studies and the construction and commissioning of a pilot plant at Huevos Verdes Vein. Land was purchased, right-of-way agreements were obtained and a camp road was constructed. Exploration on other targets on the San José property included geophysical programs, surface sampling and drilling.

        A technical support program with the Colorado School of Mines commenced in late 2003 and consisted of regional mapping over a 165 square-kilometer area and detailed target mapping as well as petrographic studies, geochemical analyses, age dating, ore microscopy, fluid inclusion studies, PIMA analyses, remote sensing studies and database reviews.

        Surveying of the topography, planned access and infrastructure in the Huevos Verdes and Frea areas was carried out during 2005-2007. Further IP geophysical surveys were undertake during 2004-2005, as well as continuing development of underground workings on the Huevos Verdes Vein and diamond drilling to 2008.

        MSC commissioned a feasibility study on the San José property during 2004-2005 with AMEC retained to do a mineral resource audit, mine engineering, metallurgical studies and a review of capital and operating costs while Vector (Peru) S.A. and Vector Argentina were retained to undertake the geotechnical, environmental and social aspects of the report. Based on the report outcomes, a decision was made to proceed to the production phase. Pre-production at the Huevos Verdes and Frea Veins commenced on June 26, 2007.

2007-2008 Exploration Program

        As of December 31, 2008, the San José Mine comprised more than 18 kilometers of underground workings accessed by two ramps with construction of a third ramp to access the Kospi Vein having been completed in January 2009 (Minera Andes 2008). In 2008, several hundred meters of drifting was completed along the Frea Vein, with a total of approximately 5.7 kilometers advancement of the San José workings completed in 2008. All underground development in mineralization has been systematically channel chip-sampled. The Frea, Odin and Ayelén Veins all have mineral potential and remain open at depth and along strike.

        The 2007 surface drilling program consisted of 113 diamond drill holes totaling 28,585.74 meters and focused on regional prospects as well as strike extensions of known veins with most of the drilling concentrated on the Ayelén, Frea and Odin veins. The 2008 surface drilling program consisted of 80 diamond drill holes totaling 18,691.00 meters and focused on the Ayelén, Odin and Ramal Frea veins with the objective to increase the mineral resources on these veins as well as to undertake minor amounts of exploration drilling. During 2007-2008, 27 underground drill holes totaling 1,485 meters were drilled in the Frea and HVS workings to explore for branches off of the main vein structures. No promising veins or structures were intercepted.

2009-2010 Exploration Program

        The geophysical company, Quantec Geoscience Argentina S.A., was engaged in 2009 to extend the area of the San José property covered by existing geophysical data, namely the areas of Aguas Vivas to the northwest and Cerro Alto to the south. The survey consisted of 181 line-kilometers of IP, Resistivity, 55 line-kilometers of Ground Magnetrometry and 11 line-kilometers of pole-dipole IP carried out between August to October 2009 (Unger and Langer 2009). A further 54 line-kilometers was surveyed in 2010 in the area of the Aguas Vivas prospect.

        The geophysical surveys were used to guide exploration drilling in 2009 and 2010, and for detailed geological interpretation along five lines, four lines located to the north and east of the underground workings and one line at Aguas Vivas. These five lines were later drill tested.

        Subsequent to the San José Technical Report, Minera Andes management reports that, during 2010, 54,476 meters of diamond core drilling was completed in 265 holes. The 2010 program represented a significant increase from the exploration effort in 2009 when 25,094 meters of diamond core drilling were completed in 115 holes. The drilling was successful in discovering 11 new veins with a cumulative strike length of 7.5 kilometers, representing an increase of 44% over the previously known total of 17 kilometers. The most important of the new veins are the Micaela and Sofia veins.

2011 Exploration Program

        Subsequent to the San José Technical Report, Minera Andes management reports that:

        Through June 30, 2010, 19,711 meters of diamond core drilling has been completed in 82 holes since the start of the year. Most of the drilling during the first half of the year was infill drilling designed to upgrade inferred resources to the measured and indicated categories. The drilling successfully extended the Dos Lauras vein several hundred meters to the northwest and the known vein strike length is now just over 1,000 meters. In addition, infill drilling was completed with good results on the Micaela, Luli, Susana and Marta veins.

        During the first half of 2011, 3,147 line-kilometers of surface magnetic lines spaced 75 meters apart were run covering 22,000 hectares (54,000 acres) southeast of the mine area. The magnetic data is being analyzed to define drilling targets southwest of the mine, an area that is covered by a layer of post-mineral basalt. The magnetic data will be complemented by 342 line-kilometers of gradient array IP to be run over the same area by the end of the year as well as 25 line-kilometers of pole-dipole array IP.

        The vein system at San José continues to be open at depth and laterally. As a result of the discovery of the east-west trending Micaela-Sofia vein system last year, previous drill results are being reinterpreted to define new drilling targets in and near the mine area in conjunction with surface magnetic IP geophysics data.

Mineralization

        Mineralization in the San José area occurs as LS epithermal quartz veins, breccias and stockwork systems accompanying normal-sinistral faults striking 330° to 340° and conjugate dextral faults. Most of the known mineralization at San José is hosted by the Jurassic Bajo Pobre and Chon Aike Formations.

Veins and Vein Systems

        Regional exploration has identified numerous vein targets, of which only five, Huevos Verdes, Frea, Kospi, Ayelen and Odin have been extensively explored by surface diamond drilling and subsequently developed by underground mining. After reviewing the various drilling programs prior technical consultants concluded the Frea and Kospi Veins were the most significant zones in terms of grade and tonnage. The mineralized Frea has been traced over a 1,200 meter strike length and to depths of up to 250 meters, with an average width of up to 2.5 meters. The Kospi Vein has been traced for over 1,300 meters strike length (Mach & Elliot 2009) and to depths of up to 230 meters, with an average width of around 3.0 meters.

        Major vein systems and exploration targets on the San José property are discussed in detail below and are further illustrated in the Figure below.

Huevos Verdes

        The Huevos Verdes vein system is one of the most important targets on the property consisting of three to four discontinuous zones: HVN, HVS, HVC and HVR. The system is comprised of an array of sub-parallel veins striking 325° with dips ranging between 45° and 75° to the northeast that can be traced almost 2,000 meters along strike. Mineralization is hosted by the Jurassic Bajo Pobre Formation, close to the contact of andesitic lava flows with underlying volcaniclastics.

        The vein system has a pinch and swell nature and has numerous bends and jogs. Several subparallel veins and splays off the main vein have been identified. The width of the vein zone is variable, ranging from less than 1 meter to around 15 meters. With the exception of limited outcrops of the HVS, the remainder of the veins are blind targets, below a Cretaceous-Tertiary cover layer of up to 50 meters.

        Within the HVN and HVS zones, the strongest mineralization is restricted to sub-vertical 50 to 80 meters long ore shoots which can extend 50 to 200 meters vertically. The location of these shoots may correspond to structural bends and jogs.

        High-grade portions of the veins consist of banded to mottled quartz with irregular sulfide bands mineralized by fine-grained argentite and pyrite. Ruby silver and native silver are locally observed. The base metal content (Zn, Pb, Cu) of the veins and the amount of sphalerite, galena and chalcopyrite tends to increase with depth.

Huevos Verdes North (HVN)

        The main HVN vein is irregularly-shaped and pinches and swells along the 400 meters of strike. The vein width varies between 0.5 to 4 meters and the dip ranges between 65° to 70° to the north-northeast. The vein and surrounding host rocks have associated strong illitic and argillic alteration with minor propylitic and potassium feldspar alteration.

        The northern and southern extents of the vein have been closed off by drilling. At depth, mineralization is mostly closed off, except at the northernmost end of the zone. This zone is the weakest mineralized structure of the three Huevos Verdes zones. The strongest levels of gold and silver mineralization are restricted to two principal sub-vertical shoots, which are each approximately 50 to 80 meters long and can be traced approximately 150 to 200 meters vertically.

Huevos Verdes South (HVS)

        The HVS vein has been traced for approximately 520 meters along strike and ranges in width from 0.5 to 3 meters. The dip of the vein ranges from 42° to 75° to the north-northeast and the strike varies from 100° to 190°. The change in orientation has implications for mineralization and may explain the better mineralization and higher gold and silver grades at HVS compared to the HVN vein. Four main sub-vertical shoots, up to 80 meters long horizontally and up to 200 meters vertical trace, appear to control the majority of the mineralization. Mineralization is open to the north-northwest and similar to the HVN, gold and silver grades are strongest in the uppermost parts of the vein and appear to decrease with depth.

Huevos Verdes Central (HVC)

        The HVC vein has been traced approximately 400 meters along strike and ranges in width between 0.5 to 5.0 meters. The dip of the vein ranges from 70° to 75° to the north-northeast. The strongest mineralization is restricted to a gently plunging ore shoot 40 to 70 meters in width. The shoot has been traced for almost 300 meters and remains open at depth.

Huevos Verdes Ramal (HVR)

        The HVR vein has been traced approximately 200 meters along an east-west strike and ranges in width from 1 to 3 meters. The vein is located between the HVC and HVS and has been traced vertically for 250 meters.

Frea Vein

        The Frea vein is hosted in Jurassic volcanics and controlled by northwest trending faults. The vein is a blind target below Cretaceous sediments and Tertiary basalts, discovered in 2003 as a result of test drilling an IP/resistivity target. The vein has been traced approximately 1,200 meters along its northwest-trending strike and vertically to 200 meters. The width of the vein varies from 0.5 to 7 meters and dips at approximately 52° to the northeast. The vein remains open in all directions except the northwest extent which is closed off by drilling.

Kospi Vein

        The Kospi vein is also hosted by Jurassic volcanics and controlled by northwest trending faults, however, it dips to the southwest at about 70°. Kospi is also a blind target beneath Cretaceous and Tertiary cover rocks, discovered in 2005 as a result of test drilling a IP/resistivity target. The vein has been traced for approximately 1,300 meters along its northwest strike at 308° and vertically to 230 meters. The thickness of the vein ranges from 0.25 to 9.5 meters. The vein remains open to the southeast but is closed off by drilling in its northwest extent.

Odin and Ayelén Veins

        The Odin and Ayelén veins are the two most northeasterly northwest-striking sub-parallel systems that have been drilled. As a result of the 2008 drilling program, Odin has been traced approximately 1.6 kilometers along strike and Ayelén 1.2 kilometers along strike, with both dipping to the southwest (Minera Andes News Releases, September 2, 2008 and January 9, 2009). Mach & Elliot (2009) reported an extension to these veins of 1.9 kilometers for Odin and 1.6 kilometers for Ayelén. Both of these vein systems were discovered by test drilling blind geophysical targets. The Odin vein remains open to the west along strike and at depth where it has been tested to 200 meters.

Other Vein Systems and Exploration Targets

        There are additional mineralized veins and targets identified within the San José property:

  •
  Huevos Verdes Oeste (West) ("HVO")

  •
  Aguas Vivas

  •
  la Sopresa

  •
  El Pluma West

  •
  Pluma

  •
  Pluma South

  •
  Ramal Frea (Frea Satellite)

  •
  Ramal Kospi

  •
  Austri

  •
  Frigga

  •
  Roadside

  •
  Portugues

  •
  Saavedra (Discovery Hill)

        These have been identified using a combination of geochemical and structural modeling, geophysical surveying and drilling.

Structural Controls on Mineralization

        The most important control on mineralization at San José is structure, which governs the formation and opening of faults and the creation of open space during the mineralizing event. The strike of the veins is not only related to vein width but also mineralization styles and gold and silver grades.

        Huevos Verdes veins have the best developed ore shoots with respect to grade and width at strike directions of 320° to 305°. Vein segments with strikes greater than 325° usually lack significant mineralization and are characterized by brecciation and fault gouge. These findings led to the conclusion that the Huevos Verdes vein system developed in a sinistral strike-slip setting. Counter-clockwise bending of a sinistral strike-slip fault creates a dilational setting, whereas clockwise bending creates a compressional environment. Therefore, open space will preferentially form in counter-clockwise bends whereas increased tectonic friction with fault gouge and brecciation will develop preferentially in a compressional setting along clockwise-rotated bends. With respect to the Huevos Verdes system, the best mineralization will generally occur where structures bend counter clockwise from the average strike (less than 325°). Mineralized shoots would be expected to occur along the vein system where vein strike bends towards less than 325°.

        Early north-northwest striking normal faults were established in the region due to Permian-Triassic rifting. Dextral east-west to west-northwest-trending wrench faulting associated with mineralization in the Deseado Massif occurred at 150 to 125 Ma. The Huevos Verdes vein system formed as sinistral extension fissures within this dextral wrench fault system. The Permian-Triassic north-northwest trending faults were reactivated and became hosts to mineralization.

        The Huevos Verdes system is discontinuous and displays counter-clockwise bending at the tips of mineralized sections. This geometry is interpreted to reflect formation of mineralized tension fissures with sinistral strike-slip displacement in between dextral master wrench faults. The bending indicates proximity to dextral east-west trending master faults. Dextral wrench faulting is thought to have occurred during mid to upper Jurassic times in the region and related to the early opening of the southern Atlantic. Outcrops of east-west striking, weakly-to-unmineralized quartz veins are exposed in the intermittent segments between the three zones of the Huevos Verdes system. East-west trending lineaments are rare but present in the northwestern Deseado Massif.

        Sinistral, north-northeast striking lineaments on the San José property, as illustrated in the figure immediately below, limit the known occurrences of the north-northwest striking mineralized veins such as Huevos Verdes. The Rio Pinturas and the San José lineaments form a prospective corridor, with no known mineralization either east or west of this corridor.

        Litho-stratigraphy may also play an important role in governing mineralization where certain litho-stratigraphic horizons favored the opening of fractures. Mapping in the Pluma Zone noted that the fracturing of rocks is by far more intense in andesitic lava flows than in underlying volcaniclastic rocks. Fracture-controlled wall rock alteration and mineralization is more pronounced in the lava flows. Host lithology may be a factor controlling the depth of mineralized shoots.

        The structure at the Saavedra/Saavedra West (Discovery Hill) deposits has been interpreted to be a syn-volcanic graben, possibly a caldera, that developed within the Bajo Pobre Formation and infilled with sedimentary rocks of the La Matilde Formation (Colquhoun et al. 2007). A series of north-northwest trending steeply dipping gold-silver quartz veins and siliceous structures occur at Discovery Hill. These veins may have been emplaced along graben-bounding faults. This trend is sub-parallel to that at Huevos Verdes and IP/resistivity surveys have traced this trend from just northeast of Discovery Hill to a point that occurs 100 meters directly southwest of the HVS zone. A cross-section of the Horst and Graben structure at San José is presented below.

Cross section showing the horst and graben structure at San José

Drilling

        The following is information on the drill program on the San José property from 1998 to December 31, 2010. Information is respect of the period from September 30, 2010 to December 31, 2010 was prepared and provided by Minera Andes management.

        From 1998 to December 31, 2010, 1152 RC and diamond exploration surface and underground drill holes totaling 218,761.54 meters have been drilled on the property. The table below gives the details on the program for each year to year-end 2010.

Year	No. Drill Holes	No. Meters	Drill Hole Numbers	Core or RC	Company
1998	38	3,956.00	EP-01 to 38	RC	Minera Andes
1999	21	1,648.00	EP-39 to 59	RC	Minera Andes
2000	29	3,698.21	EP-60 to 85 & EPD-01 to 03	RC & HQ core	Minera Andes
2001	30	5,113.24	HVD-1 to 30	HQ core	MSC
2002 - 2003	32	4,376.87	SJD-1 to 32	HQ core	MSC
2004	13	2,807.45	HVD-31 to 36 & SJD-33 to 39	NQ & HQ core	MSC
2005	211	43,730.12	SJD-40 to 215 & SJM-1 to 28A & MSC-4 to 8	BQ, NQ, HQ core & RC	MSC
2005 - 2006	178	25,100.36	SJD-216 to 330 & SJM 29 to 74	NQ & HQ core	MSC
2007	135	29,846.74	SJD-331 to 443 & SJM-75 to 95 & SJM-97	HQ core & NQ, BQ core	MSC
2008	85	18,915.05	SJD 444 to 523 & SJM-96 & SJM-100 to 103	HQ core & NQ, BQ core	MSC
2009	115	25,093.50	SJD-524 to 623 & SJM-105 to 114	HQ & NQ core	MSC
2010	265	54,476	SJD-624 to 853 & SJM-115 to 137 AVD-01 to 05	HQ & NQ core	MSC
January through June 2011	82	19,711	SJD-227, 323, 352, 719, 757, 767, 792, 815 SJD 854 to 923	HQ & NQ core	MSC
TOTAL	1,234	238,473

        The focus of the 2009 drill program was drilling on the Ramal Kospi, Ramal Frea and HVN veins to increase resources. The program also included drilling on IP-identified geophysical targets to delineate potential mineralization. Drilling totaled 25,093.50 meters in 115 holes for 2009.

        A total of 105 surface diamond drill holes totaling 21,389.30 meters were completed in 2009 by two truck-mounted Boart Longyear rigs, model LF-90 producing HQ core. Five of the surface holes were extensions of holes initially drilled in 2007 on the Ayelén vein.

        Holes drilled to the northwest and southeast of the Frea, Ayelén and Odín veins tested extension of these structures. Drilling to the north of these veins in 2009 identified the Laura vein, however, these drill holes did not return intercepts of any economic value.

        Drilling on the IP targeted areas of Aguas Vivas, Portugués Sorpresa and Rosario identified veins but no significant mineralization was discovered. The Rosario vein is a pair of structures approximately 400 to 500 meters in length along strike with intermittent outcrops in the La Matilde Formation. Drilling was undertaken on the Rosario vein to check the behavior of the vein(s) within the Bajo Pobre Formation, however, the vein was discovered to be thin (10 centimeters) and unmineralized. The Sorpresa vein was previously intersected by RC drilling in 1998 with diamond drilling undertaken in 2009 to check the structures at depth. Both the Cerro Alto and Portugués structures were identified in regional exploration, however, drilling did not indicate significant mineralization.

        Four long and six short underground holes, SJM-series, were drilled horizontally in the HVC, Frea, Odín and Kospi workings totaling 3,704.20 meters. These holes were drilled to explore possible branches of the main veins.

        The 2010 drilling program focused on the Ayelén, Odín and Ramal Frea veins in order to increase resources and identify new areas of potential mineralization along the extensions of these veins. The drilling identified 11 previously unidentified east-west and northwest striking veins including the Micaela, Sofia, Antonella, Dos Lauras, Maria, Shala, Pacha Mara, Hera, Susana and Luli veins as well as important extensions of existing veins, such as the Ayelén Extension. Drilling was also undertaken at Aguas Vivas Portugués and Saavedra Oeste prospects to identify veins and mineralization.

Some of the Newly Identified Veins at the San José Mine

Sampling Method and Approach

Summary of Sample Preparation, Analyses and QA/QC Program for the San José Property

Year	Sample Prep Laboratory	Analytical Laboratory	Assay	QA/QC
Minera Andes RC drilling 1998 - 2000 and diamond drilling 2000	Geolab (now ALS Chemex) Mendoza	Degerstrom	Fire Assay Fusion with direct coupled plasma (DCP) finish for Au. Aqua regia digestion and DCP-atomic emission spectrometry for Ag, Cu, Pb, Zn, As and Bi. Nitric acid digestion for Hg.	Bondar Clegg laboratories (ALS Chemex) provided check analyses. No QA/QC program. Pulps and rejects no longer available for re-sampling.
MSC diamond drilling 2001	ALS Chemex, Mendoza	ALS Chemex, Mendoza	Unknown

Check analyses by Alex Stewart Laboratories in Mendoza. Limited QA/QC program, no pulps or rejects available for re-sampling. Limited core as most used previously for re-sampling or metallurgical work.

MSC diamond drilling 2002 - 2003	ALS Chemex, Mendoza	Alex Stewart Laboratory, Mendoza	4 FA/AA for Au and FA/Grav for Ag. ICP for Cu, Pb, Zn and As.	Check analyses by ALS Chemex, La Serena (Chile). Limited QA/QC program, no pulps or rejects available for re-sampling. Limited core as most used previously for re-sampling or metallurgical work.

Year	Sample Prep Laboratory	Analytical Laboratory	Assay	QA/QC
MSC diamond drilling 2004 - 2005	ALS Chemex, Mendoza	Alex Stewart Laboratory, Mendoza	4 FA/AA for Au and FA/Grav for Ag. ICP for Cu, Pb, Zn and As.

Check analyses by ALS Chemex, La Serena (Chile). QA/QC program designed by AMEC implemented by MSC in 2005, commencing in drill hole SJD-40. Twin, duplicate, CRM and blank samples accounting for 1 in 30 samples or 3%. Granulometric tests.

MSC diamond drilling 2006-July 2007 and underground channel sampling	ALS Chemex, Mendoza	Alex Stewart Laboratory, Mendoza	4 FA/AA for Au and FA/Grav for Ag. ICP for Cu, Pb, Zn and As.	Check analyses by ALS Chemex, La Serena (Chile). QA/QC program with Twin, duplicate, CRM and blank samples.
MSC diamond drilling July 2007-June 2010 and underground channel sampling	In house laboratory and Alex Stewart Laboratory, Mendoza	In house laboratory for all channel samples. Laboratory audited by AMEC (Simón 2010). Alex Stewart, Mendoza for all surface and underground drill core.	FA/Grav finish for Au and Ag. AAS for Cu, Pb, Zn, Fe (both Alex Stewart and in house laboratory). Base metal analysis at Alex Stewart, Mendoza	Check analyses (5%) by Alex Stewart, Mendoza for channel samples. QA/QC program reviewed by Smee (2008), and by Pitard (2009).

Mineral Resource and Mineral Reserve Estimates

        Updated reserve and resource estimates set out below were undertaken by James L. Pearson P.Eng., Alfred Hayden P.Eng and Fred Brown CPG PrSciNat under the direction of P&E's President, Eugene Puritch P.Eng., each of whom are considered to be Qualified Persons each within the meaning of NI 43-101. The mineral reserve and mineral resource estimates below supersede the mineral resource and reserve estimates contained in the San José Technical Report. Information subsequent to the effective date of the San José Technical Report was provided and reviewed by Minera Andes management.

        Minera Andes has prepared the following mineral resource and mineral reserve estimates in accordance with NI 43-101, which has different standards for mineral resource and mineral reserves than the standards set forth in Guide 7. US Gold is not able to reconcile the mineral resource and mineral reserve information provided below to Guide 7 standards. See "Cautionary Note to U.S. Investors—Information Concerning Preparation of Resource and Reserve Estimates" on page 2.

        The resources and reserve estimates below were based on a gold (Au) price of $900 per ounce and a silver (Ag) price of $15.00 per ounce, which are considered to be somewhat conservative metal prices to be utilized for resource and reserve determination as they were approximately those of the five-year trailing average metal prices.

Audited Resources

        The P&E audited resource estimate for the San José property at December 31, 2010, is as follows:

Resource Category	Tonnes (000's)	Ag g/t	Au g/t	AgEq g/t	AgEq M oz
Measured	1,035	570	8.10	1,056	35.14
Indicated	2,020	426	6.14	795	51.63
Measured & Indicated	3,055	475	6.80	883	86.77
Inferred	2,986	373	5.96	731	70.18

(1)
AgEq is calculated based on 1oz Au. = 60 oz. Ag.

(2)
Resources estimation utilized inverse distance and ordinary kriging methods depending on data density.

(3)
Resources were defined at a cut-off of 198 g/t AgEq.

(4)
Mineral resources which are not mineral reserves do not have demonstrated economic viability. The estimate of mineral resources may be materially affected by environmental, permitting, legal, title, taxation, social political, marketing, or other relevant issues.

(5)
The quantity and grade of reported Inferred resources in this estimation are uncertain in nature and there has been insufficient exploration to define these Inferred resources as in Indicated or Measured mineral resource and it is uncertain if further exploration will result in upgrading them to an Indicated or Measured mineral resource category.

(6)
Mineral resources and its subcategories "measured," indicated" and "inferred" were estimated using the CIM, CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions.

(7)
Resources are that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.

(8)
Mineral resources which are not mineral reserves do not have economic viability. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

(9)
Canadian issuers, such as Minera Andes, use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. While such terms are recognized and required by Canadian regulations, the SEC does not recognize them.

Audited Reserves

        The audited reserve estimate for the San José property at December 31, 2010, is as follows:

Reserve Category	Tonnes (000's)	Ag g/t	Au g/t	AgEq g/t	AgEq M oz
Proven	713	511	7.26	947	21.71
Probable	756	394	5.45	721	17.52
Proven & Probable	1,469	451	6.33	831	39.23

(1)
AgEq is calculated based on 1oz Au = 60 oz Ag.

(2)
Reserves were defined at a cut-off of $68.43/tonne.

(3)
Internal Dilution = 7%, Mining and Geotechnical Dilution = 22% and Mine Extraction = 68%.

(4)
Mineral reserves were estimated using the CIM, CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions which are different from the definitions of "proven reserves" and "probable reserves" under Guide 7.

        In preparing the forgoing mineral reserve and resource estimates, the authors made a site visit to the San José Mine and collected representative verification samples which were analyzed by Alex Stewart Assayers in Mendoza Argentina. The authors also reviewed and verified different drill database material to provide the foregoing estimates.

Mining Operations

Mine Design

        The San José Mine is a ramp access underground mining operation. The San José veins are accessed from three main portals: the Tehuelche Portal, the Kospi Portal and the Güer Aike Portal. Initially two small inclined shafts were developed to provide access to the HVS and HVN veins. These shafts are now used to supplement the primary ventilation circuit. Main ramps are generally 4.0 meters wide by 4.3 meters high at a 12% gradient on the straight sections and 10.5% on the curves. A smaller profile is used in areas where truck access is not required. The main ramps are located about 50 meters from the vein, depending on the dip of the ore. Cross-cuts to the ramp are centrally positioned on the vein and usually have an ore pass and a waste/backfill pass.

        The average mining width across all of the vein systems is about 2 meters. The dip of the veins varies from 55° to 70°. Both Conventional, for stopes less than 2 meters wide, and Mechanized Cut and Fill using scoop trams, and jacklegs (pneumatic rock drills) or single-boom jumbos, respectively, is used at San José. The majority of production ore is derived from the "uphole retreat" technique where a panel of approximately 50 meters in length is drilled with upholes and retreated along strike. Horizontal "breasting" is only used on the initial lift in each stope. A "resue" mining technique is employed in narrow high grade areas. Stoping areas are separated by 3 meters high sill pillars. A timber floor mat, for narrow stopes, or cemented backfill, for wider stopes, is placed on the sill pillar (1st lift). The primary ventilation utilizes the negative pressure system that is based on the main (primary) ventilation fan drawing the contaminated air from the mine. Fresh air enters the mine through either the main access declines or a dedicated fresh air raise where it is directed to each of the working areas via a secondary ventilation system. Development waste rock is usually hauled to a surface stockpile and then rehandled through waste passes when it is required underground as backfill. Supplementary backfill is available from a surface quarry(s). The ground support consists of random rockbolts with occasional mesh. Timber sets are also used in some areas. Groundwater inflow is estimated to be between 8 and 20 liters per second. Floor gradients are constructed to assist the natural flow of water to the sumps. Mine water is pumped to the main underground sumps using small 7ph Flygt submersible pumps. Grindex 50 hp submersible pumps are used to pump the water to the surface settling ponds. Clean water is pumped directly from the settling pond to the processing plant and the main water reservoir, or returned to the mine to be used as mine process water (for drilling, washing etc.).

        The mining equipment consists of development and production drills, scoop trams, haul trucks, service vehicles and personnel transport vehicles. Scooptrams range in size from 1.5 yards cubed to 6.0 yards cubed. A fleet of 20 tonne trucks is used to haul the ore to the surface.

Processing

        The San José processing plant is composed of conventional crushing, grinding and flotation circuits with a nominal capacity of 1500 MTPD. The final (effective) average metal recovery from January through December 2010 was 91% for silver and 93% for gold. Approximately half of the silver-gold flotation concentrate is processed in an intensive cyanide leaching circuit with the dissolved gold recovered by electrowinning of a clarified solution following by smelting to produce a doré bullion. The balance of the flotation concentrate is filtered and shipped to a smelter.

        Flotation and leached tailings are stored in side-by-side engineered, zero discharge facilities. Hydrogen peroxide has recently been introduced to destroy residual cyanide in leached tailings. A dedicated Merrill Crowe process has been installed to recover small amounts of gold and silver in the leached tailings pond water and from the IRL discharge.

Los Azules Copper Project

        Unless otherwise indicated, technical information in this proxy statement regarding the Los Azules Copper Project is derived from the technical report (the "Los Azules Technical Report") dated December 16, 2010 entitled "Canadian National Instrument 43-101 Technical Report Updated Preliminary Assessment—Los Azules Project" prepared by Kathleen Altman (PhD, PE) project manager, Samuel Engineering, Inc., Robert Sim (P.Geo), an independent consultant of SIM Geological, Inc., Bruce M. Davis (Ph.D., FAusIMM), president of BD Resource Consulting Inc., William L. Rose (P.E), principal mining engineer of WLR Consulting, Inc., Scott C. Elfen (P.E.), general manager of Vector Perú S.A.C., and Richard Jemielita (PhD, MIMMM) a geological consultant each of whom is a "qualified person" and "independent" of Minera Andes, in each case, within the meaning of NI 43-101. Such information provided below is based on assumptions, qualifications, and procedures which are not fully described herein. The full text of the technical reports, and any updates thereto, that Minera Andes has received are filed by Minera Andes on SEDAR and are available under Minera Andes's profile on SEDAR at www.sedar.com. US Gold is not able to independently verify this information, and the technical reports filed by Minera Andes on SEDAR or any other information filed by Minera Andes on SEDAR is not a part of this proxy statement and shall not be deemed to be incorporated by reference into this proxy statement. Information subsequent to the effective date of the Los Azules Technical Report was provided and reviewed by Minera Andes management.

History

        There are no formal records of exploration in the project area prior to 1980. The only important active project in the area prior to 1980 was the El Pachón porphyry copper project, now owned by Xstrata, which is located about 90 kilometers south of Los Azules. Evidence of prospecting (small trenches or pits) exists on some of the concessions.

        In the mid-1980's through the mid-1990's, Battle Mountain Gold Company ("BMG") explored the area and discovered a large hydrothermal alteration zone associated with dacite porphyry intrusions and stockwork zones. BMG drilled 24 reverse circulation holes during 1998 and 1999 looking for a high-level gold deposit. Low-grade porphyry copper style mineralization was detected in the drilling, but BMG was focused on gold exploration. Concurrently during the mid-1990's Minera Andes acquired concessions in the area based on regional exploration and Landsat imaging. Minera Andes' claims adjoin the BMG claims to the south.

        In December 2003, Minera Andes initiated an exploration program at Los Azules, including geologic mapping and sampling, ground magnetic and IP geophysical surveys and core drilling. Minera Andes' initial core drilling intersected porphyry-style copper mineralization, and in 2006 drilling intersected high grade intervals up to 1.6% copper over 221 meters and 1% copper over 173 meters in separate holes. By the end of the 2009-2010 field season, 87 diamond drill holes totaling 24,457 meters have been drilled at Los Azules. In addition, 24 reverse circulation holes were drilled by BMG and four holes were drilled by Mount Isa Mines ("MIM") totaling 6,545 meters.

        After BMG merged with Newmont 2000, the BMG properties were acquired by Solitario Resources, a Canadian junior exploration company (now called TNR Resources), and an individual from San Juan named Hugo Bosque. MIM optioned the Solitario property in May 2004. Xstrata succeeded MIM, and in April 2007, it exercised its option to acquire Solitario's concessions. In 2007, Minera Andes (as operator) and Xstrata entered into an option agreement that consolidated Minera Andes' and Xstrata's properties. In October 2009, Xstrata declined to continue to participate in the project, and as a result, Xstrata assigned its properties to Minera Andes, which now owns 100% of the project.

        In the first quarter of 2009, a team of independent consultants completed a Preliminary Assessment of the project, and a 43-101 Technical Report in support of the Preliminary Assessment was filed in March 2009. The report, which is available on SEDAR, provides a comprehensive preliminary evaluation of the project geology, resources, mining, metallurgy, processing, capital and operating costs and project economics.

Project Location, Access and Climate

        The Los Azules project is approximately 80 kilometers west of the town of Calingasta, in the San Juan Province of Argentina at approximately 31o 13'30"S latitude and 70o 13'50"W longitude. It is located approximately 6 kilometers from the border with Chile. The project site is accessed by 120 kilometers of unimproved dirt road with eight river crossings and two mountain passes (both above 4,100 meters elevation). Calingasta is located west of the city of San Juan along Route 12. The elevation at site ranges between 3,500 and 4,500 meters above mean sea level.

Location Map

        The climate is semiarid with abundant snowfall during winter and temperatures as low as -30oC. Frequent northwesterly winds can approach 120 kilometers per hour. A year-round weather station was installed in the second quarter of 2010.

        The project area is remote and no infrastructure is present. There are no nearby towns, indigenous residents, or settlements. Seasonal exploration work typically commences in November or December and terminates in late-April or May. Exploration operations are carried by means of a man-camp near the project area.

        The project is located in a broad valley, with a central ridge called La Ballena ridge (whaleback). The property is rugged and ranges in elevation from 3,500 meters at the valley floor to nearly 4,500 meters at the ridge tops. Vegetation is sparse and is virtually absent at higher elevations. Long, narrow marshes occupy the valley floors on either side of La Ballena. The marshes are fed by snowmelt, but apparently reflect the groundwater regime as well, with standing water levels at about 3,600 meters in elevation. Springs are noted at about 3,790 meters in elevation upstream of the lake along the west side of La Ballena. Groundwater-fed springs and lakes are also noted around the range to the west between 3,800 and 3,900 meters in elevation and along the eastern flank of Cordillera de la Totora. These lakes feed the westerly flowing Rio La Embarrada, which is joined by the Rio Frio to the west before turning south into the Rio de las Salinas, a main tributary to the San Juan River.

        Deposits of glacial debris (morainal materials) and scree mantle much of the deposit and adjacent mountainsides. In the project area, these materials locally exceed more than 60 meters in thickness, but on La Ballena the cover is often 10 meters or less.

Property

        Minera Andes controls approximately 28,400 hectares of mining rights in the area of the Los Azules deposit. In addition, Minera Andes owns what it believes are sufficient surface rights for the project.

Geological Setting

        Regional geology is characterized by strongly-folded, faulted and elevated Paleozoic-Mesozoic sedimentary and volcanic lithologies (Gondwanide orogeny) overlain by extensive Upper Miocene ignimbrites (Andean orogeny). These lithologies have been intruded in places by Miocene-early Pliocene, hypabyssal (sub-volcanic), diorite-monzonite porphyry intrusions.

        Geology at Los Azules comprises Mesozoic volcanic rocks intruded by a Miocene diorite stock, itself intruded by a sub-parallel suite of diorite-dacite dikes along a major north-northwest striking fault zone. Porphyry copper style mineralization and hydrothermal alteration are spatially, temporally and genetically related to the dikes. The figure below is a plan map showing the distribution of porphyry dikes at Los Azules.

Mineralization

        In many respects the Los Azules deposit is a classic Andean-style porphyry copper deposit. Mineralization consists of pyrite, chalcopyrite and bornite in the primary or hypogene zone, and secondary chalcocite with subsidiary covellite in a secondary or supergene enrichment blanket that overlies the hypogene mineralization. The supergene enrichment zone was produced by the circulation of acidic meteoric waters that were created by the breakdown of pyrite. These acidic solutions circulated through the upper oxidized portions of the original deposit leaching out the copper which was then redeposited at lower levels and superimposed on and replaced the original hypogene mineralization. The upper leached zone (leached cap), which extends typically to about 70 to 170 meters below the surface, is essentially devoid of copper values. The secondary enrichment zone underlies the leached zone, and primary mineralization is present below the secondary enrichment zone. There is a transition zone of variable thickness consisting of mixed supergene and hypogene mineralization between the supergene zone and the primary mineralization. The figure below is a longitudinal section showing the leached cap, chalcocite-enriched, partially-enriched, and hypogene copper-mineralized zones at Los Azules.

        Geology plan map at the 3,500-meter elevation (approximate elevation of valley floor) showing the distribution of the porphyry dikes at Los Azules.

        Longitudinal Section showing the Nature and Distribution of the Leached Cap (gray), Chalcocite-enriched (light blue), Partially Enriched (deep blue) and Hypogene Copper-mineralized (pink) Zones

        The deposit at Los Azules is centered on the north-northwest trending La Ballena ridge that is situated at the southern end of a north-northwest trending hydrothermally altered system approximately eight kilometers long by five kilometers wide. The altered zone surrounds the Los Azules deposit, which is about four kilometers long by one kilometer wide, extends at least 650 meters below the surface, and corresponds spatially with porphyritic and "crowded" porphyry diorite dikes. The deposit is covered by 40 to 80 meters of gravel and does not outcrop, although some leached cap material is present at surface at the Ballena ridge.

        Hydrothermal alteration is classic porphyry-style early potassic (K-feldspar and biotite), and propylitic (chlorite-epidote-albite-calcite) facies overprinted in places by sodic-calcic (albite-chlorite), chloritic, phyllic (quartz-scericite-pyrite) and argillic (supergene) alteration. The mineralization has been dated at 7.8 to 10.6 million years.

        Hypogene mineralization is dominantly disseminated and stockwork copper sulfides (up to 4%) and magnetite/hematite. Vein/veinlet stockworks occur widely but are not strongly developed. Ore minerals include chalcopyrite and chalcocite with lesser bornite and covellite and trace molybdenite. Pyrite is low except in phyllic alteration (up to 5%). Vein/veinlet stockwork gangue minerals include quartz, anhydrite/gypsum, biotite, chlorite, sericite, pyrite and magnetite. Copper values range between 0.1% to 0.35% in the hypogene (potassic-altered) zone. Drilling completed during the 2009-2010 field season demonstrated that hypogene mineralization is present to depths of at least 650 meters below surface. A plan map showing the distribution of the supergene chalcocite blanket at Los Azules is shown below.

        Plan Map at the 3,500 meter Elevation (approximate elevation of valley floor) showing the Nature and Distribution of the Supergene Chalcocite Blanket at Los Azules.

        Silver (around one gram per tonne), and traces of gold (up to 150 parts per billion) and molybdenum (up to 600 parts per million) also occur. Surface sample geochemistry results at Los

Azules indicate a classic porphyry-style pattern of anomalous copper and molybdenum in the core of the system surrounded by peripheral base and precious metals anomalies.

        Geophysical studies (magnetic, magneto-telluric and IP) have identified a shallow magnetic low-chargeability high anomaly corresponding with disseminated and stockwork pyrite in the phyllic alteration zone at Los Azules. In addition, numerous deeper geophysical anomalies have been identified that may indicate further mineralized zones.

Drilling

        Drilling programs have been undertaken at Los Azules between 1998 and 2011 by three different mineral exploration companies: BMG, MIM Argentina (now Xstrata) and Minera Andes. Drilling, including early reverse circulation programs, focused on gold exploration and subsequent diamond drilling for porphyry style copper mineralization. Drilling conditions have been particularly difficult especially in faulted intersections or in areas of unconsolidated surface scree/talus, which have resulted in low average drilling rates. Target depth of the drilling is 400 meters and four holes have exceeded a depth of 650 meters. Information subsequent to the effective date of the Los Azules Technical Report was provided and reviewed by Minera Andes management.

Exploration Drilling by Year and by Company

Year	Company	No. of Holes	Meters Drilled
1998	Battle Mountain Gold	8	3,614
1999	Battle Mountain Gold	16	2,067
2004	Xstrata Copper (MIM)	4	864
2003 - 2004	Minera Andes	9	2,064
2005 - 2006	Minera Andes	11	2,602
2006 - 2007	Minera Andes	18	3,583
2007 - 2008	Minera Andes	19	5,489
2009 - 2010	Minera Andes	31	10,818
2010 - 2011	Minera Andes	11	4,180	*
Total		127	35,382

*
Total meters for the 2010-2011 season include 570 meters drilled in two holes that were started in the 2009-2010 season. These two holes are included in the 31 drill holes drilled in the 2009-2010 season.

        Drilling during the 2010-2011 field season consisted of seven infill holes drilled to an average depth of 353 meters. Two drill holes that were suspended the previous season were deepened to completion. The meters for these holes (570 meters) are included in the total meters for the season, but the holes were counted as part of the total of 31 holes for the 2009-2010 season. In addition, four exploration holes were drilled to test deep geophysical anomalies on the southwest side and northern extension of the known deposit. Two of the four exploration holes were suspended at the end of the season and will be completed during the next field season. The hole that was drilled to the southwest intersected 269 meters of 0.50% copper in the lowermost part of the hole and was bottomed in mineralization. Preliminary engineering evaluation indicates that the pit shell can be extended to include this intercept. The hole to test the northern extension intersected porphyry-style alteration but low copper values. Drilling during the 2011-2012 field season will follow up on the southwest intercept as well as infill drilling on the main part of the deposit.

        Diamond drilling begins with diamond core rigs using a tricone bit to pass through surface talus or gravels. Core drilling commences with PQ size drill steel, reducing to a minimum NQ size as necessary. Numerous drill holes prior to the 2009-2010 bottomed prematurely in good mineralization because of difficult drilling conditions. All holes are surveyed by the drilling contractors using REFLEX and/or Sperry-Sun tools. In general, the deposit is open at depth.

Sampling and Analysis

        The drill core is photographed, logged and split using a pneumatic core splitter at the Los Azules project camp by geologists employed or contracted by Minera Andes. Details are recorded for interval depth, interval width, lithology, alteration types, alteration intensities, alteration minerals, structure, percentage vein quartz, percentage total disseminated sulfides, mineralization minerals, mineral zone (hypogene/transition/supergene) and other observations. Geotechnical parameters are recorded including percentage of core recovery, rock quality (RQD), fracture density and angle relative to the length of the hole, as well as fracture fill material. The RQD measurements and core recovery are measured at the drill rig by Minera Andes personnel prior to the core being boxed. The information is transferred at site to a digital database.

        The core is sampled at site, typically over two meter intervals, and shipped to either Alex Stewart in Mendoza or ALS Chemex or ACME in Santiago, Chile. Industry-standard QA/QC protocols are strictly adhered to. All of the laboratories are ISO 9001:2000 certified. The samples are analyzed for gold, silver, copper, molybdenum, zinc, lead and arsenic. After the core is logged and sampled it is moved to one of Minera Andes' warehouses in Mendoza where the core boxes are stored on pallets.

Mineral Resource Estimates

        The mineral resource estimate for Los Azules was prepared utilizing 3-dimensional block models based on geostatistical applications. The mineral resources are estimated using ordinary kriging with a nominal block size of 20x20x15m. Block grade estimates are derived from drill hole sample results and the interpretation of a geologic model which relates to the spatial distribution of copper, gold, silver and molybdenum in the deposit. Resources have been classified in accordance with CIM definitions. As required by NI 43-101, the possible future economic viability of the mineral resource has been exhibited by restriction within a pit shell derived about the copper content in indicated and inferred class blocks at a copper price of $2.50 per pound of copper, total operating costs of $5.25 per tonne of ore and an average pit slope of 34 degrees. Mineral resources are not mineral reserves as economic viability has not been demonstrated.

        Minera Andes has prepared the following mineral resource and mineral reserve estimates in accordance with NI 43-101, which has different standards for mineral resource and mineral reserves than the standards set forth in Guide 7. US Gold is not able to reconcile the mineral resource and mineral reserve information provided below to Guide 7 standards. See "Cautionary Note to U.S. Investors—Information Concerning Preparation of Resource and Reserve Estimates" on page 2.

        Resources are that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed and until other economic and technical feasibility factors based upon such work have been resolved. Mineral resources which are not mineral reserves do not have economic viability. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves. Canadian issuers, such as Minera Andes, use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. While such terms are recognized and required by Canadian regulations, the SEC does not recognize them.

        The mineral resources as at June 2010 are summarized in the table below at a series of copper cut-off grades for comparison purposes. A "base case" cut-off grade of 0.35% copper was applied, based on experience from other projects with similar characteristics, potential scale of operation and location.

 Indicated and Inferred Mineral Resources(1)(2)(3)(4)(5)

Cut-off Grade (Cu %)	Mtonnes	Cu %	Au g/t	Mo %	Ag g/t	As %	Pb %	Zn %	S %
Indicated
0.15	172	0.63	0.07	0.004	1.7	0.007	0.01	0.03	0.85
0.2	164	0.66	0.06	0.004	1.7	0.007	0.01	0.03	0.87
0.25	153	0.69	0.06	0.004	1.7	0.007	0.01	0.03	0.89
0.3	145	0.71	0.07	0.004	1.7	0.007	0.01	0.03	0.89
0.35	137	0.73	0.07	0.004	1.7	0.007	0.01	0.03	0.88
0.4	127	0.76	0.07	0.004	1.8	0.007	0.01	0.03	0.87
0.45	118	0.79	0.07	0.004	1.8	0.007	0.01	0.03	0.86
0.5	108	0.81	0.07	0.004	1.9	0.007	0.01	0.03	0.86
0.55	97	0.85	0.08	0.004	1.9	0.007	0.01	0.03	0.85
0.6	87	0.88	0.08	0.004	1.9	0.007	0.01	0.03	0.85
0.65	77	0.91	0.08	0.004	1.9	0.007	0.01	0.03	0.85
0.7	67	0.95	0.08	0.004	1.9	0.008	0.01	0.03	0.84
Inferred
0.15	2,219	0.36	0.05	0.003	1.5	0.008	0.01	0.02	0.93
0.2	1,885	0.39	0.05	0.003	1.5	0.008	0.01	0.02	0.93
0.25	1,523	0.43	0.06	0.003	1.6	0.008	0.01	0.02	0.94
0.3	1,194	0.47	0.06	0.003	1.6	0.007	0.01	0.02	0.95
0.35	900	0.52	0.07	0.003	1.7	0.007	0.01	0.02	0.94
0.4	664	0.58	0.07	0.003	1.7	0.007	0.01	0.02	0.93
0.45	497	0.63	0.07	0.003	1.8	0.007	0.01	0.02	0.94
0.5	384	0.67	0.07	0.003	1.8	0.007	0.01	0.02	0.96
0.55	295	0.72	0.08	0.004	1.8	0.007	0.01	0.02	0.95
0.6	224	0.77	0.08	0.004	1.9	0.008	0.01	0.02	0.95
0.65	168	0.81	0.08	0.004	1.9	0.008	0.01	0.02	0.95
0.7	127	0.86	0.09	0.004	1.9	0.008	0.01	0.02	0.94

(1)
Mineral Resources do not have demonstrated economic viability.

(2)
The "base case" cut-off grade of 0.35% Cu is highlighted in the table.

(3)
Resources are that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.

(4)
Mineral resources which are not mineral reserves do not have economic viability. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

(5)
Canadian issuers, such as Minera Andes, use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. While such terms are recognized and required by Canadian regulations, the SEC does not recognize them.

Mining

        The Los Azules deposit is amenable to large-scale, open pit mining methods. A preliminary mine production schedule for Los Azules has been developed using floating cone evaluations of potentially economic pit limits and mineral resource estimates for previously developed mining phase plans.

        Los Azules mining would be conducted from 15-meter-high benches using conventional shovel-truck methods. Rock would be drilled and blasted using mostly ANFO blasting agents. Shovels and a front-end loader would load the shot rock into large off-highway trucks. Ore would be hauled to a primary crusher located near the northwest side of the open pit. Waste rock would be hauled storage facilities west of the primary crusher and north of the open pit and to the tailings storage facility (TSF). Mining would be scheduled continuously for 24 hours per day, seven days per week. Major mining equipment would consist of up to: five 311-millimeter diameter blast hole drills, three 55-cubic meter electric cable shovels, a 38-cubic meter front-end loader, twenty-nine 345-tonne off-highway haul trucks, two 635- and five 435-kilowatt crawler dozers, four 335-kilowatt rubber-tired dozers, six 200-kilowatt motor graders and four 135,000-liter water trucks. A fleet of ancillary equipment would also be employed to support the mining operations.

        Peak material handling rates from Years 1 through 8 would range between 250,000 and 272,000 tonnes per day, before settling back to roughly 210,000 tonnes per day from Year 9 through Year 21. Nearly 173 million tonnes of waste rock and mineralized material would be stripped during a 2.5-year preproduction period to expose sufficient mineralized material for the concentrator startup. Mineralized material feed to the mills at an internal cut-off of 0.205% copper would total about 907 million tonnes over the life of the mine, which is projected at 25.4 years. The stripping ratio will average about 1.33:1 (tonnes waste per tonne of ore) over the life of the project.

Metallurgy

        Preliminary metallurgical test work indicates that the mineralization is amenable to concentration by conventional flotation, and that the recovery of copper, gold and silver is typical for this type of deposit. The test work indicates a final concentrate copper grade of 32.8% copper and a recovery of 92.3% copper.

        A conventional flotation concentrator is envisioned to produce a marketable copper concentrate containing by-product gold and silver. The concentrator will have an annual throughput of 36,000,000 tonnes, based on an average daily throughput of 100,000 tonnes and 360 operating days per year. The concentrator on site will include a gyratory crusher and two semi-autonomous grinding (SAG) mills followed by a flotation circuit and a copper concentrate circuit with thickener, filtration and concentrate load-out and shipping. Tailings thickener, tailings storage, and water reclaim are part of the tailings storage facilities (TSF). Final copper concentrate at 25% solids from the flotation concentrate stream will be thickened to 60% solids in a single thickener. The thickened copper concentrate will be pumped via pipeline to the port facility of Coquimbo, Chile.

        The TSF is located in the valley west of the open pit mine. It is designed to contain approximately 909 million tonnes. Tailings will be discharged by gravity from the process plant into the TSF as slurry. In addition to the tailings, the TSF will hold water that separates from the tailings slurry, incident rainfall, rainfall runoff from the surrounding catchment and water pumped into the TSF from other sources such as pit dewatering.

        During 25.4 years of mining operations approximately 1,037 million tonnes of waste rock will be generated from the open pit. The Waste Rock Disposal Facilities will be located in areas north and west of the pit. Approximately 236 million tonnes of waste rock will be placed in the northern end of the pit as backfill.

Local Resources and Infrastructure

        The nearest settlement is the town of Calingasta, which is located approximately 80 kilometers east of the project. The road from Calingasta to the project is 120 kilometers over mostly unimproved dirt roads. Calingasta is a historic mining town that was based on exploitation of alum (aluminum sulfate)

deposits. The principal current economic activity of the area is agriculture with fruit trees (apple and walnut) forming 36% of the economic activity.

        The population of the department of Calingasta is 8,176 inhabitants (INDEC, Census 2001) and 8,456 inhabitants estimated for 2005. The population of the town of Calingasta is 2,039 inhabitants (INDEC, Census 2001).

Power

        The Calingasta substation located approximately 80 kilometers east of the Los Azules project will be the nearest source of power to the Los Azules project once the transmission grid expansion, under construction, is finished by 2012. At present the region is isolated from the provincial network, power supply is currently satisfied by means of local hydro or thermal generation.

        The San Juan provincial government is planning to expand the existing 500 kilovolt network, and among other things, build a new 500/132 kilovolt El Rodeo and Calingasta substation. In addition, a 500/220 kilovolt San Juan substation, a 165 kilometers San Juan to El Rodeo transmission line (TL) and a 95 kilometers El Rodeo to Calingasta TL will also be constructed. Finally, the existing Gran Mendoza to San Juan TL will need to be upgraded from 220 kilovolts to 500 kilovolts. The alternative chosen for Los Azules utilizes a 220 kilovolt single circuit TL connecting the future 220 kilovolt Calingasta substation to the Los Azules project site.

        An energy study commissioned by Minera Andes in 2009 estimated an energy cost of approximately $65 per megawatt-hour at the substation. Accounting for line losses and annual operating and maintenance expenses, the estimated energy cost would be approximately $70 per megawatt-hour at the mine site.

Environmental and Permitting

        Minera Andes contracted Vector Argentina S.A. from Mendoza in 2007 to commence an initial baseline study including a water sampling program within the primary target area as well as surrounding areas and downstream of the man camp. At the present time, there are no significant environmental or reclamation issues at the project site, as it is an exploration project. Reclamation activities consist of re-grading the drill pad sites. Roads are not reclaimed so that they may be used for future exploration.

        An updated EIA for exploration activities was approved by the provincial authorities in October 2010. Other regulations to be completed for the Los Azules Project are related to hazardous waste regulations set forth in National Law 24051, adopted by the province of San Juan. This law regulates the generation, handling, transportation, treatment and disposal of hazardous waste materials.

Project Economics

        The total LOM operating cost is estimated at $7.1 billion, or $7.82 per tonne of mineralized material, as summarized in the table below. The following table shows the value of each operating cost component.

 Life-of-Mine Operating Cost Summary

Description	LOM Cost ($000s)	LOM Cost/tonne Mineralized Material ($)
Mining	2,661,000	2.93
Processing	3,681,000	4.06
General & Administrative	639,000	0.70
Mine Reclamation / Closure	111,000	0.12
LOM Operating Cost	7,092,000	7.82

LOM Operating Costs Per Tonne Mineralized Material

        The total capital cost is estimated at $3.73 billion, including $2.85 billion during preproduction, $44.8 million for working capital, and $832 million in sustaining capital over the LOM.

Life of Mine Capital Cost Summary

Description	Units	LOM Cost
Mine Area Facilities	$000s	35,007
Mineralized Material Storage, Handling and Crushing	$000s	111,870
Grinding and Concentrating	$000s	318,142
Tailings	$000s	56,362
Concentrate Transport	$000s	144,357
Port Concentrate Handling Facilities	$000s	81,687
Utilities	$000s	49,229
Off-site Infrastructure	$000s	178,052
Site Development	$000s	135,160
Contracted Indirects	$000s	487,718
Owner's Cost	$000s	712,553
Freight, Duties & Taxes	$000s	119,628
Contingency	$000s	421,630
Total Preproduction Capital	$000s	2,851,394
Sustaining	$000s	831,639
Working Capital	$000s	44,809
Total LOM Capital	$000s	3,727,842

        The accuracy target for this capital cost estimate is intended to be plus or minus 35 percent. Most of the costs have been derived using an estimate for a similar plant, located in the Peruvian Andes, and making adjustment for project specific requirements and differences.

        The costs for the processing facilities and the infrastructure that are presented in this document are based on an estimate prepared in the fourth quarter of 2008. However, because of the large number of South American mining projects underway at the time, there was upward pressure on construction services costs due to competition for competent skilled labour by construction companies, over-booked fabrication shops and over-booked EPCM companies. Since that time, costs declined slightly and then began to rise again. Therefore, no adjustment, either up or down, has been made for costs between third quarter 2008 and fourth quarter 2010. The estimate is expressed in United States dollars. The mining capital costs are in fourth quarter 2010 US dollars. The mine equipment unit prices were derived from recent (2010) vendor quotations for a similarly sized project. The economic analysis includes deductions for the three percent royalty that San Juan Province charges and the ten percent export retention tax charged by Argentina.

        The project before-tax pro forma base case cash flow assuming a long-term copper price of $3.00 per pound of copper indicates a 21.4 percent internal rate of return (IRR) and a $2.8 billion net present value (NPV) at an 8 percent discount rate. The pro forma cash flow used the following conventional methodology:

  •
  Unleveraged 100 percent equity basis (no project financing or debt);

  •
  Stand-alone project basis;

  •
  Before-tax determination of project economics;

  •
  Annual cash flows discounted on end of year basis; and

  •
  Costs in fourth quarter 2010 U.S. Dollars (US$).

        The following table summarizes the Life-of-Mine concentrate production and payable metals.

Concentrate Production and Payable Metals

Description	Units	Value
Copper Concentrate
Copper Concentrate	Tonnes	12,728,000
Copper Concentrate Grade	Percent	33.7
Contained Copper	Tonnes	4,291,000
Gold Content	Grams per tonne	2.34
Contained Gold	Troy ounces	958,000
Silver Content	Grams per tonne	71.8
Contained Silver	Troy ounces	29,371,000
Payable Metals
Copper	Tonnes	4,135,000
Gold	Troy ounces	548,000
Silver	Troy ounces	18,547,000

        The preproduction period is estimated at four years including one year for preparation of a Feasibility Study and three years for permitting, prestripping, project development and construction.

Other Mineral Properties

        In addition to the San José Mine and the Los Azules Copper Project, Minera Andes' owns a 100% interest in numerous exploration properties located in the Provinces of San Juan and Santa Cruz, Argentina, covering approximately 244,500 hectares. Management believes that the exploration results received to date indicate that certain of these properties located in the Santa Cruz Province may have numerous similarities to the San José Mine and other deposits in the area, and the San Juan Province properties have similarities to the Los Azules project. Technical reports have not been prepared on any of these additional properties.

Material Effects of Government Regulations on Minera Andes' Business

        Mining operations require mining and other permits from the government including relating to land use, water rights, production, exports, taxes and environmental matters. These permits may not be issued on a timely basis or at all, and such permits, when issued, may be subject to requirements or conditions with which it is burdensome or expensive to comply. Furthermore, there is no assurance that delays will not occur in connection with obtaining all necessary renewals of existing permits, additional permits for any possible future changes to operations, or additional permits associated with new legislation. Minera Andes has had no material costs related to compliance and/or permits in recent years.

        Minera Andes' activities are subject to numerous environmental laws, regulations and permitting requirements that can delay production and adversely affect operating and development costs. Compliance with existing regulations governing the discharge of materials into the environment, or otherwise relating to environmental protection, in the jurisdictions where Minera Andes has projects or interests in projects may have a material adverse effect on Minera Andes' exploration activities, results of operations and competitive position. New or expanded regulations, if adopted, could affect the exploration or development of these projects or otherwise have a material adverse effect on operations. To the extent such approvals are required and not obtained, Minera Andes or any operator of a project in which Minera Andes has an interest, may be curtailed or prohibited from continuing its mining operations or from proceeding with planned exploration or development of mineral properties, or projected production commencement dates, production amounts and costs could be adversely affected. Further, information about permits relating to Minera Andes' material properties is discussed further under "—Description of Mineral Properties" beginning on page 119.

Legal Proceedings

        The following is a summary of the litigation involving Minera Andes' Los Azules properties and is included here to provide US Gold shareholders with an overview of this litigation and the claims made by the plaintiffs. As discussed further in the "The Arrangement—Background to the Arrangement" beginning on page 62, the Special Committee undertook due diligence of the litigation in considering whether to recommend the Arrangement to the Board given the value of the Los Azules properties compared to the overall value of Minera Andes and given the potential value of the claims made by the plaintiffs in this litigation. The information provided below is provided in light of the Special Committee's consideration of the litigation in making its recommendation to the Board. This information should not be construed as an acknowledgement by US Gold that all such information is material to US Gold.

        The Los Azules properties are located in the high Andes within the San Juan region of Argentina. Minera Andes has held exploration and mineral exploitation rights to properties in the Los Azules region (the "Minera Andes Properties") since the late 1990s. In the early 2000s, the exploration and exploitation rights to the properties north of the Minera Andes Properties (the "Solitario Properties") were held by Solitario, a wholly-owned subsidiary of TNR Gold, a junior mining company based in Vancouver.

        The Los Azules litigation consists of two actions, both commenced in the Supreme Court of British Columbia, as follows:

        a)    TNR Gold Corp. and Solitario Argentina S.A.[Plaintiffs] v. MIM Argentina Exploraciones S.A., Minera Andes Inc., Minera Andes S.A., Los Azules Mining Inc. and Andes Corporacion Minera S.A.[Defendants] (Court File No. S-084670, Vancouver Registry) initiated June 30, 2008. Minera Andes was joined as a Defendant in this proceeding in September, 2010.

        b)    Minera Andes S.A., Minera Andes Inc., Los Azules Mining Inc. and Andes Corporacion Minera S.A.[Plaintiffs] v. TNR Gold Corporacion. and Solitario Argentina S.A. [Defendants] (Court File No. VLC-S-S-102992) initiated April 1, 2010.

        While the proceedings were commenced separately, counsel to the Special Committee were advised that these proceedings are in the process of being consolidated, and the pleadings amended, so that all issues will be heard together under a newly-assigned case management judge in late 2012. The pleadings with respect to these actions can be accessed by the public through the Supreme Court of British Columbia in Vancouver. The following is a non-exhaustive summary of the claims made by the plaintiffs in respect of these actions.

        There are essentially four issues raised by the Los Azules litigation which can be generally described as follows:

        a)    The Expenditure Requirement Issue.    Whether or not Xstrata Copper made the development expenditures required for the proper exercise of the option agreement between Xstrata and Solitario (the "Xstrita-Solitario Option Agreement"), whether or not the Minera Andes or its subsidiaries engaged in intentional interference with economic relations pertaining to those expenditures, and what remedies flow as a result. TNR asks, among other things, for an order that the Solitario Properties be conveyed to it;

        b)    The Back-in Right Issue.    Whether or not Solitario has a contractual 'back-in' right to purchase a 25% equity position in the Solitario Properties currently owned by Minera Andes and its subsidiaries pursuant to the Xstrata-Solitario Option Agreement or as that Agreement may be rectified by the court. If a 'back-in' right exists and it cannot be performed, TNR seeks damages;

        c)     The Waiver Issue.    Whether TNR can waive the requirement that a feasibility study be completed prior to its having the right to 'back in' to 25% of the equity of the Solitario Properties. If the requirement for a feasibility study could be waived, but the 'back-in' right can no longer be performed, TNR seeks damages as an alternative remedy. Otherwise, TNR seeks performance of the 'back-in' right; and

        d)    The Escorpio IV Issue.    Whether or not a certain property described as 'Escorpio IV' was included in the property optioned by Xstrata under the Xstrata-Solitario Option Agreement.

        Based on disclosure of Minera Andes and publicly filed court documents, the following is a summary of the Los Azules dispute:

  •
  The Los Azules project was, until the fall of 2009, subject to an option agreement between Xstrata and Minera Andes.

  •
  In the fall of 2009, Xstrata elected not to exercise its option to back-in to the Solitario Properties and subsequently transferred all properties then held by Xstrata (and forming part of the Los Azules project) to Minera Andes. Minera Andes is now of the position that it owns 100% of the Los Azules project including the Solitario Properties.

  •
  The Solitario Properties formerly held by Xstrata and transferred to Minera Andes following the termination of the option agreement remain subject to the Xstrata-Solitario Option Agreement.

  •
  The Xstrata-Solitario Option Agreement provided that Solitario had the right to back-in up to 25% of the Solitario Properties, exercisable by Solitario upon the satisfaction of certain conditions within 36 months of Xstrata exercising its option, including the completion of a feasibility study. The 36 month time limit was not included in an earlier letter of intent which precedes the Xstrata-Solitario Option Agreement.

  •
  The 36-month period following the exercise of the option expired on April 23, 2010 and no feasibility study had been completed on the Los Azules project and Minera Andes is of the position that Solitario's back-in right also expired on April 23, 2010.

  •
  Expenditure Requirement Claim.    As a condition of exercising the option under the Xstrata-Solitario Option Agreement, Xstrata was required to make five option payments over a five-year period. In addition, Xstrata was also required to spend a total of US $1 million in exploration expenditures in respect of the Solitario Properties. TNR now disputes that the expenditure obligation had been met and, therefore, that the option was properly exercised. In May 2011, TNR was granted leave by the Supreme Court of British Columbia to amend its pleadings to include a new cause of action related to whether Xstrata met the expenditure requirements under the Xstrata-Solitario Option Agreement so as to properly exercise the option over the

    Solitario Properties on April 23, 2007. More specifically, TNR claims that Xstrata never incurred the necessary expenditures to entitle it to exercise the option including because some of the expenditures, particularly those related to drilling activity were not located on the Solitario Properties, but instead were located on the property to the south. Minera Andes rejects TNR's claim that insufficient expenditures were made. As part of this claim, TNR seeks the following relief:

    •
    A declaration that the exercise of the option by Xstrata was a nullity;

    •
    A constructive trust in favour of Solitario as constructive trustee over the Solitario Properties;

    •
    An order that Minera Andes take all necessary steps to transfer ownership of the Solitario Properties to Solitario; and

    •
    Damages against Minera Andes for breach of contract and intentional interference with Solitario's economic relations.

  •
  Back-In Claim.    TNR amended its claim in August 2008 to assert that the above back-in right is not subject to the 36-month timeline that appears in the executed Xstrata-Solitario Option Agreement. In fact, TNR claims the 36-month limit was never the commercial intention of the parties as the 36-month limit was not included in the original letter of understanding between the parties which was subsequently superseded by the formal Xstrata-Solitario Option Agreement. In particular, TNR claims that the 36-month requirement was added by Xstrata, overlooked by TNR (and its lawyers) and not discovered until November 2007, all while Xstrata made payments on their option. As part of this claim, TNR seeks:

  •
  rectification of the Xstrata-Solitario Option Agreement to make the back-in right accord with the letter of understanding;

  •
  a declaration that such rectification is enforceable as against Minera Andes;

  •
  a declaration that the 36-month restriction is unenforceable for want of consideration;

  •
  damages for breach of the implied term that Xstrata, and later Minera Andes, would exercise best-efforts to complete a feasibility study within 36 months of Xstrata exercising its option; and

  •
  a declaration that Solitario is entitled to waive completion of a feasibility study and that its April 23, 2010 back-in notice is valid and enforceable.

  •
  Waiver Claim.    In addition, on April 23, 2010, Solitario a delivered notice of exercise of the back-in right and waiver of the condition of the completion of the feasibility study and claimed that it had the right to back-in to the Solitario Properties prior to the expiry of the option period on the basis that they could waive the requirement that a feasibility study be completed.

  •
  Escorpio IV Claim.    TNR filed a claim on June 30, 2008 in relation to the ongoing unresolved claim against Xstrata as to whether or not Escorpio IV is included in the properties subject to the Xstrata-Solitario Option Agreement. Minera Andes has publicly disclosed that the current resource estimates for the Los Azules project are not located on Escorpio IV, and that the current intention is to locate certain mine infrastructure on Escorpio IV. Minera Andes is currently entitled to the surface rights in respect of Escorpio IV. TNR is of the position that Escorpio IV is not part of the Xstrata-Solitario Option Agreement and that it has retained ownership of this claim.

        Minera Andes has publicly stated that it rejects all of TNR's claims and will vigorously defend its position in court. If TNR is successful in any of its claims against Minera Andes, this could have a significant and material negative impact on the value of Minera Andes.

Limitations Affecting Security

        No dividends have been paid on any common shares of Minera Andes, since incorporation, nor does Minera Andes currently intend to pay dividends. Minera Andes' current policy is to retain its cash resources for exploration and development and to acquire additional mineral resource properties.

Management's Discussion And Analysis Of Financial Condition And Results Of Operations

        The following discussion and analysis of Minera Andes' financial condition and results of operations should be read in conjunction with the audited consolidated financial statements and related notes and the unaudited consolidated financial statements and related notes included beginning on page 194 of this proxy statement, and selected consolidated financial data for Minera Andes for each of the years in the three-year period ended December 31, 2010 and for the six-month periods ended June 30, 2011 and 2010 beginning on page 27. Minera Andes' publicly filed financial statements for fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were, according to Minera Andes, prepared in accordance with Canadian GAAP, and for the six-month period ended June 2011 were, according to Minera Andes, prepared in accordance with IFRS. Each of Canadian GAAP and IFRS differs from US GAAP in certain respects. Dollar values presented below are presented in Canadian dollars, unless otherwise indicated. See the sections entitled "Reporting Currencies and Financial Principles" on page vii and "Differences Between Canadian ("CDN") and United States ("US") GAAP" contained in the notes to the audited consolidated financial statements of Minera Andes beginning on page 194

Overall Performance—Year Ended December 31, 2008

        For the year ended December 31, 2008 (the "2008 Financial Year"), Minera Andes' net loss was $4.0 million compared to a net loss of $8.6 million for the year ended December 31, 2007 (the "2007 Financial Year").

        Minera Andes' revenues consist of its 49% share of the profit or loss of MSC, which is derived from the operations of the San José project.

        During the 2008 Financial Year, production at San José Project increased 218% as compared to the 2007 Financial Year, silver production was 357% higher and gold production was 263% higher. Silver and gold production increased at a higher rate than the increase in treated tonnes for that same period due mainly to higher recovery rates. Furthermore, the head grade for silver was slightly higher in the 2008 Financial Year as compared to the 2007 Financial Year while the head grade for gold was slightly lower in the 2008 Financial Year as compared to the 2007 Financial Year (559 Ag gr/t and 6.69 Au gr/t in the 2008 Financial Year as compared to 538 gr/t and 7.08 Au gr/t in the 2007 Financial Year).

        Silver production at the San José Project was 4,381,000 ounces in the 2008 Financial Year, compared to 958,000 ounces in the 2007 Financial Year. Gold production in the 2008 Financial Year was 54,260 ounces, compared to 14,960 ounces in the 2007 Financial Year. Net proceeds from the sale of silver and gold in the 2008 Financial Year totaled $111.3 million as compared to $1.3 million for the 2007 Financial Year.

        These significant increases are attributable to the commencement of commercial production in January 2008 while for the 2007 Financial Year, production was limited to that achieved during the "ramp up" process.

        In August 2007, the MSC Board decided to double production at the mine and mill from 750 MTPD to 1,500 MTPD. The expansion increasing the processing capacity of the San José Project from 750 MTPD to 1,500 MTPD was completed in October 2008 and by December 2008 the plant was operating at an average daily rate of 1,324 MTPD.

        In the Fourth Quarter 2008 work continued towards increasing mine production from 750 MTPD to 1,500 MTPD, primarily by accessing the Kospi vein, located between the Huevos Verdes and Frea veins from which current production is derived. However, due to difficult ground conditions, access to the Kospi vein was delayed until late January 2009. Production from the Kospi vein is anticipated to commence in the third quarter of 2009. In the meantime, 1,500 MTPD of mill feed is being generated from expanded mine production from the Huevos Verde and Frea veins and a surface stockpile of low grade ore.

        In the Fourth Quarter 2008, the San José processing facility was connected to the national power grid through the construction of a 130 kilometer 132 kV electric transmission line. Commercial operation of the electric transmission line will commence once testing is complete. In the meantime, and thereafter as a backup, there is sufficient diesel generating capacity at the mine to run the mill at its full expanded capacity.

        In the Third Quarter 2008, MSC decided to postpone expansion of the electrowinning circuit whereby 100% of the concentrates produced could be converted to doré bullion. Presently 50% of the concentrates produced are converted to doré bullion.

        As at December 31, 2008, Minera Andes had cash and cash equivalents of $3.4 million as compared to $23.1 million as of December 31, 2007. Minera Andes' cash and cash equivalents during the 2008 Financial Year were primarily reduced by payment of a cash call in the amount of $16.9 million in respect of the San José Project, $8.4 million for exploration and maintenance of mineral properties and $6.6 million for operations, all of which was partially offset by the receipt of $12.3 million in gross proceeds from the issue of 9,183,939 common shares.

        The entire amount of the funds pursuant to the Project Finance Loan Agreement Minera Andes' share of which is $31,850,000. Accordingly, Minera Andes currently owes to Hochschild Mining Holdings Limited (the "Hochschild Lender") $31,850,000 plus accrued interest, as the Project Loan Payable and MSC currently owes Minera Andes the amount of $31,850,000 plus accrued interest, as the Project Loan Receivable.

Amendment and Restatement made July 30, 2009

        On July 30, 2009, Minera Andes amended and restated its financial statements for the year ended December 31, 2008 and revised its MD&A discussion for (i) the restatement of Minera Andes' investment in MSC for interest income to Minera Andes since January 1, 2008 on its loans to MSC which were previously not included in the equity pick-up of MSC; and (ii) following a detailed review of its tax affairs in Argentina, Minera Andes has included adjustments to restate its 2008 and 2007 accounts payable and accruals for previously unrecognized business and capital taxes in Argentina.

        For the year ended December 31, 2008, the effect of (i) above, is to increase the investment in MSC at December 31, 2008 by $3,751,955, with a corresponding increase to income from the investment in MSC. The 2008 basic and diluted loss per share decreased from $(0.04) to $(0.02). As a result of the restatements in (ii), the accounts payable and accruals at December 31, 2008 and 2007 have been increased by $1,633,000 and $1,218,000 respectively. The opening accumulated deficit for the year ended December 31, 2007 was increased by $1,218,000. Office overhead and administration fees increased by $415,000 and $369,000 for the years ended December 31, 2008 and 2007, respectively.

Results of Operations

        For the 2008 Financial Year, Minera Andes' net loss was $4.0 million (2 cents per share) compared with a net loss of $8.6 million (5 cents per share) for the 2007 Financial Year. The difference of approximately $4.9 million is primarily attributable to an income pick up on Minera Andes' equity investment in MSC of $5.4 million ($4.7 million after amortization) as compared to a loss pick up of $4.7 million in the previous year and a decrease in write-off of mineral properties and deferred exploration costs of $1.4 million both of which, however, were partially offset by the following (2008 over 2007):

  •
  an increase in consulting fees of $927,000 due to the preparation of technical reports in respect of the Los Azules Project and the San José Project;

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  an increase in travel expenses of $33,000;

  •
  an increase in legal, audit, and accounting fees of $72,000

  •
  an increase in office overhead and administrative fees of $162,000;

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  an increase in wages and benefits of $630,000, $673,000 of which was an increase in stock-based compensation;

  •
  a negative foreign exchange difference of $1.9 million;

  •
  an increase in interest income of $58,000;

  •
  an increase in interest expense of $2.58 million, (non-cash of $1.86 million), as upon the commencement of production of the San José Project Minera Andes ceased capitalizing the interest on its investments in MSC;

  •
  amortization of $720,000 of deferred costs directly relating to Minera Andes' investment in MSC upon the commencement of commercial production of the San José Project; and

  •
  rental fees for the use of access roads in the amount of $123,000 were paid in 2008 while no such fees were required to be paid in 2007.

        For the 2008 Financial Year, Minera Andes' attributed portion (49%) of MSC's net income before adjustments was approximately $2.0 million, compared to approximately $4.7 million of net losses for the year 2007.

        Minera Andes' portion of MSC's net income (loss) presented is before an equity method adjusting entry of $3.4 million relating to eliminating intercompany interest expense in MSC (for the corresponding interest income in Minera Andes on its loans to MSC).

Overall Performance—Year Ended December 31, 2009

        For the year ended December 31, 2009, net income was $4.1 million ($0.02 per share basic and diluted) compared to a net loss of $4.0 million ($0.02 per share) for the year ended December 31, 2008. This increase was primarily due to an increase in the income recorded on Minera Andes' investment in MSC from $4.7 million in 2008 to $9.3 million and an income tax recovery of $1.6 million in 2009. In addition, total expenses in 2009 declined by $1.8 million.

        This was a result of:

  •
  a decrease in interest and accretion expense of $1.7 million as Minera Andes' bank loan was repaid during the first quarter of 2009; and

  •
  a positive change in the foreign currency exchange of $1.6 million due to the strengthening Canadian dollar, partially offset by:

  •
  a $0.4 million increase in professional fees due to increased use of geological consultants

    •
    a $0.3 million increase in general and administrative expenses due to increases in legal, audit and accounting fees and the relocation of the corporate office to Toronto, Canada from Spokane, Washington; and

    •
    a $0.3 million increase in wages and benefits, due to $0.8 million in severance payments and partially offset by reduced headcount and Minera Andes' new CEO not receiving any salary.

Results of Operations—MSC

        The following discussion is related only to MSC, which Minera Andes owns 49% of and is accounted for using the equity method. Minera Andes considers "commercial production" to have started as of January 1, 2008.

        During 2009, ore production at the San José Mine increased to 460,972 tonnes compared to 295,964 tonnes in 2008, a 56% increase. Silver production was 4,998,000 ounces in 2009, compared to 4,380,000 ounces in 2008 and gold production was 77,070 ounces in 2009 compared to 54,260 ounces in 2008. On a percentage basis, silver production was 14% higher and gold production was 42% higher.

        2009 operations at the San José Mine were impacted by labor unrest during the second, third and fourth quarter. A total of 23 days of milling operations were lost during the year due to work stoppages. The stoppages arose from a dispute between two different unions regarding representation of certain workers at the mine, and they were not focused on MSC, which operates the mine. A total of 25 workers were terminated as a result of the labor actions. Operations resumed in October 2009, and operations have since returned to normal.

        The increase in silver and gold production during 2009 compared to 2008 was due to the increased processed tonnage, partially offset by a lower head grade and the strike. In June 2009, the Kospi vein was brought into production and the expanded production rate of 1,500 tonnes per day was reached

        Net proceeds realized by MSC from the sale of silver and gold for the 2009 financial year totaled $147.1 million as compared to $111.2 million for the 2008 Financial Year. Sales in 2009 were higher than in 2008 due to a combination of increased production as discussed above and higher realized metal prices for both gold and silver.

Other Developments at the San José Mine

        In December 2008 MSC issued a cash call in the aggregate amount of $23 million, of which Minera Andes' share was $11.3 million (the "December 2008 Cash Call"), to remedy a working capital deficiency at MSC caused by cost overruns and delays associated with expansion and development of the San José Project (including expansion of the mine and processing facility and construction of the new electric transmission line).

        The amount and timing of the December 2008 Cash Call was the subject of discussion between Minera Andes' management and that of Hochschild and MSC. Minera Andes' management was not in agreement with the underlying assumptions surrounding MSC's calculations, including MSC's commencing cash position, assumptions as to the timing of amounts due to, and to be paid by, MSC, and the estimate of sustaining capital expenditures. The amount of the December 2008 Cash Call is materially less than what was initially estimated by MSC. Ultimately, management agreed with the need for the December 2008 Cash Call, but remains of the view that the amount could have been further reduced.

        In March 2009, the San José processing facility was connected to the national power grid through the construction of a 130 kilometer 132 kV electric transmission line, approximately four months behind schedule at a capital cost approximately 70% over budget. The existing diesel generators remain on site for back-up power supply.

        MSC has purchased the equipment necessary to expand the concentrate leaching and electrowinning circuit in the processing plant so that 100% of the concentrates produced by the operation can be converted to doré on site. The engineering process was completed during the fourth quarter of 2009. However, construction of the project has been suspended due to the high capital costs required to complete the expansion and also because of improvements in the market conditions for concentrates. Construction and commissioning of a small Merrill Crowe plant to capture silver contained in the electrowinning circuit in the mill was completed during the first quarter of 2009, and Level 4 DNV (Det Norske Veritas) industrial safety certification was achieved during the year.

        From an exploration standpoint, approximately 24,700 meters of core drilling totaling 104 drill holes were completed during 2009 at the San José Mine. Drilling focused primarily on the Frea, Odin and Ayelén veins and consisted of infill and step-out drilling. Drilling was also carried out on the Ramal Ayelén, Huevos Verdes Oeste veins and the Cerro Portugués, Cerro Alto and Sorpresa areas to explore for new resources.

Los Azules

        A "preliminary assessment" (within the meaning ascribed to such term in the Los Azules Option Agreement) in respect of the Los Azules Project was completed and a technical report in support thereof was filed with Canadian regulatory authorities on March 19, 2009.

        As of December 31, 2009, Minera Andes has expended a total of $15.1 million on exploration activities at the Los Azules Project and on the preparation of a preliminary assessment/scoping study. Of this total, $1.8 million was spent during 2009, principally on geological analysis and in establishing a seasonal field camp at the Los Azules site to support a drilling campaign for the upcoming 2009-2010 field season. These costs were capitalized in mineral properties and deferred exploration.

        Two diamond drills arrived at the Project in December and initiated drilling. A third diamond drill arrived the first week of January 2010. Drilling will continue until the field season closes in mid-to late-April. The objective of the drilling program is to expand the known limits of the mineralization, look for extensions of high-grade mineralization, and to increase the confidence level of the current inferred resource. Minera Andes plans to drill approximately 8,800 meters during the field season. More geological mapping and geophysical work will be conducted during the field season to target possible extensions of the mineralization. Planning and organization for a preliminary feasibility study also commenced during the fourth quarter of 2009.

Financial Highlights

Bank Loan

        In March 2009, also using the proceeds of the McEwen Financing, Minera Andes repaid all amounts owing by it to Macquarie Bank Limited ("Macquarie") in respect of two non-revolving term loans in the aggregate principal amount of $17.5 million (the "Bank Loan").

Shareholders' Equity

        In 2009, shareholders' equity increased by $55 million due to two separate financing events. In February 2009, Minera Andes completed a private placement with Mr. Robert R. McEwen, then a director and largest shareholder of Minera Andes (Mr. McEwen subsequently became Chairman, President and CEO of Minera Andes), pursuant to which Mr. McEwen purchased 40 million shares of Minera Andes for C$40 million (the "McEwen Financing").

        In February 2009, using the proceeds of the McEwen Financing, Minera Andes paid its share of a December 2008 Cash Call.

        In early 2009, Minera Andes was advised by MSC that the operation and planned capital investments at the San José Project for the 12 month period ended December 31, 2009, were expected to be financed using cash from operations and that further investment or loan by either or both of Hochschild and Minera Andes would not be necessary. The planned capital expenditures at the San José Project included completion of the mine expansion and exploration and sustaining investments.

        Such assessment by MSC is based upon certain assumptions including assumptions as to the future price of gold and silver. Management believes that these assumptions are reasonable however the operation of the San José Mine is subject to a number of risks, including the risk that the price of gold and silver may decline further. If, and to the extent, cash from operations is insufficient for any reason including cost-overruns and/or lower than expected sales or production, additional investment by the shareholders of MSC (including Minera Andes) may be required. As a result, there can be no assurance that cash from operations at San José will be sufficient for these purposes, that additional cash calls will not be made as a result or that Minera Andes will be able to satisfy any such cash call, as and when required.

        Minera Andes has a minority interest (49%) in MSC, which is controlled by Hochschild. Accordingly, Minera Andes does not have any control or direction over the timing or amount of any cash call nor can it compel a distribution of cash by MSC to shareholders, including Minera Andes. As a result, there is also no assurance that Minera Andes will ever receive cash from the operations of the San José Mine or that additional cash calls will not be made.

        On August 19, 2009, Minera Andes announced the issuance of 26,700,000 units, on a "bought deal" basis, at a price of Cdn$0.75 per unit (the "Offering") equivalent to Cdn$20 million ($18.3 million). In addition, Minera Andes agreed to grant the Lead Underwriter an option (the "Over-Allotment Option") to purchase additional units of Minera Andes to raise additional gross proceeds of up to 15% of the Offering (4,005,000 units), on the same terms and conditions as the Offering, exercisable any time, in whole or in part, up to 48 hours prior to the closing date of the Offering. The Over-Allotment Option was exercised in full and the total gross proceeds to Minera Andes were Cdn$23 million ($21.0 million). Each unit consisted of one (1) common share and one half of one common share purchase warrant. Each whole warrant is exercisable at Cdn$1.25 for a period of 5 years after closing. In the event that the volume weighted average trading price of Minera Andes' common shares on the TSX (or such other stock exchange or quotation system on which Minera Andes' shares are listed and where a majority of the trading volume occurs), for a period of 20 consecutive trading days exceeds Cdn$2.50, Minera Andes could, within five days after such an event, provide notice to the warrant holders of early expiry and thereafter, the warrants will expire on the date which is 30 days after the date of the notice to the warrant holders.

Overall Performance—Year Ended December 31, 2010

        For the year ended December 31, 2010, net income was $19.5 million ($0.07 per share basic and diluted) compared to net income of $4.1 million ($0.02 per share basic and diluted) for the year ended December 31, 2009.

        This increase was primarily attributable to an increase of $15.1 million in the income recorded on Minera Andes' investment in MSC combined with a decrease of $1.9 million in total expenses for 2010 offset by a decrease in income tax recovery of $1.6 million. This decrease in total expenses was a result of the net effects of:

  •
  a decrease in professional fees of $0.7 million primarily due to a decrease in consulting and accounting fees in 2010 due to a decrease in Corporate Financing activities offset by a slight increase in legal fees of $0.1 million compared to 2009; and,

  •
  a decrease in interest and accretion of debt expense from $1.1 million in 2009 to $nil in 2010 as Minera Andes' outstanding bank loan was repaid in 2009; and,

  •
  an increase in foreign currency exchange gain of $0.1 million due to the strengthening of the Canadian dollar.

Results of Operations—MSC

        The following discussion is related only to MSC and is disclosed on a 100% basis, of which Minera Andes owns 49% and is accounted for using the equity method.

        Net income at MSC was $44.9 million for the year ended December 31, 2010. This represents a $31.3 million increase compared to 2009 which was mainly attributable to an increase in sales of $73.7 million which was offset by an increase of $19.7 million in operating costs, an impairment charge relating to unused plant and equipment of $5.7 million, an increase in deferred tax expense of $23.2 million and a decrease in financial and foreign exchange costs of $6.3 million.

        Sales increased 50% for the year ended December 31, 2010 compared to the period in 2009 due to higher realized sales prices achieved for silver and gold. Production during the year ended December 31, 2010 was 5,323,842 ounces of silver and 84,303 ounces of gold, which were increases of 7% and 9% respectively compared to the period in 2009, which was primarily a result of an increase in metallurgical recoveries.

Exploration

        The goal of the 2010 exploration program at the San José Mine was to replace reserves depleted during 2009 and to discover new mineralized veins (new resources) on the San José property, which comprises approximately 50,491 hectares.

        On March 3, 2011, Minera Andes announced the full year drilling results for 2010 which led to the discovery of eleven new high-grade gold/silver veins plus important extensions of two other veins, which together total more than 7.5 kilometers in strike length at the San José Mine. These discoveries represent significant exploration progress at the San José Mine where the total strike length of all the previously known veins totaled approximately 17 kilometers.

        The foregoing discoveries are a direct result of a significant increase in the exploration effort at the San José property compared to previous years. From the start of 2010 through December 31, 2010, a total of 54,476 meters were completed in 265 diamond core holes compared to a total of 25,094 meters in 115 core holes completed in 2009. The success of the current drilling is in large part a result of extensive surface geophysical surveying conducted during 2009 and 2010 that led to the development of the targets drilled in 2010. The geophysical surveys consisted of 181 line-kilometers of IP/resistivity, 55 line-kilometers of magnetics and 11 line-kilometers of pole-dipole IP.

        On November 22, 2010, Minera Andes announced the results of an updated independent mineral resource estimate as at September 30, 2010 for the San José Mine. The contained silver in the Inferred Mineral Resources increased by 133% and the contained gold increased by 122% compared to the December 31, 2009 estimate, reflecting the nine new veins and two extensions of two previously known veins.

Settlement with Hochschild Mining plc

        During the third quarter of 2010, Minera Andes announced that litigation with certain affiliates of Hochschild in New York courts relating to funding of the San José Mine joint venture had ended. The parties completed the project finance loan documentation at issue; entered into revised shareholder loan agreements; and agreed to end the ongoing litigation. Minera Andes believes that terms of the settlement are favorable to both parties and further protect the interests of Minera Andes' shareholders. Upon the signing of these definitive agreements Minera Andes received $4.6 million as its first scheduled repayment of interest on debt owing from MSC, and payments are scheduled to be paid on a quarterly basis going forward. During the fourth quarter of 2010, Minera Andes received a scheduled repayment of $1.1 million.

        Under the terms of the definitive agreements future payments on the shareholder loans and project finance loans may be accelerated based on mine performance and cash profits of the San José Mine. During the fourth quarter of 2010 Minera Andes received a prepayment of $3.5 million according to these terms, resulting in a total of $9.2 million received directly by Minera Andes relating to accrued interest outstanding on the shareholder loans. During the year, MSC also made payment to Hochschild of $0.4 million on Minera Andes' behalf relating to accrued interest outstanding the project finance loan agreements.

Los Azules

        As of December 31, 2010, Minera Andes has expended a total of $27.4 million on exploration activities at Los Azules. Of this total, $12.3 million was spent during 2010, principally on drilling and engineering work to support a preliminary feasibility study and secondarily on site maintenance and related expenses. These costs were capitalized in mineral properties and deferred exploration costs.

        Minera Andes announced on June 21, 2010, an increase in the mineral resources at the Los Azules Project. A total of 137 million tonnes, grading 0.55% copper, of the previous inferred mineral resources were upgraded to the indicated category and an additional 116 million tonnes of inferred mineral resources were added, bringing the total of inferred mineral resources to 900 million tonnes. Drilling in 2010 was also successful in further delineating and expanding the high-grade secondary enrichment zone.

        On December 16, 2010, Minera Andes announced the results of an updated PA based on the updated resource estimate from June 2010. The updated PA showed an increase of $2.4 billion in the NPV of the project from $0.5 billion to $2.9 billion while the IRR increased from 10.8% to 21.4%.

        The main driver of the improved project economics is that the base case copper price has been increased from $1.90 per pound to $3.00 per pound. Specifically, the higher copper price and increased resources added approximately $4.2 billion to the NPV which were significantly offset by increases in export retention taxes and royalties of $1.5 billion, increases in the estimated operating costs of $0.2 billion and increases in capital costs of $0.1 billion.

Santa Cruz Exploration

        Minera Andes controls approximately 145,920 hectares of mining rights in Santa Cruz Province, Argentina, including approximately 45,105 hectares that border the Cerro Negro project that was recently acquired by Goldcorp for $3.6 billion. During November, Minera Andes completed approximately 2,326 meters of diamond core drilling in 10 holes on the Este property, which is one of the properties bordering the Cerro Negro property. The objective of the drilling was to test IP geophysical targets that suggested the possible presence of concealed vein targets. No significant mineralization was encountered in the drilling. The results of the drilling are being evaluated and additional field work is underway to define additional drilling targets.

Amendment and Restatement made June 6, 2011

        Minera Andes' consolidated financial statements have been restated as at and for the year ended December 31, 2010, to correct an understatement of deferred income tax expense on the income that is reported to Minera Andes by MSC. The restatement has the effect of decreasing the net investment in MSC as at December 31, 2010 by $11.4 million and decreasing income on investment in MSC for the year ended December 31, 2010 by $11.4 million.

Overall Performance—Six-month period ended June 30, 2011

        For the six month period ended June 30, 2011, net income was $27.7 million ($0.10 per share basic and diluted) compared to net income of $1.4 million ($0.01 per share basic and diluted) for the same period in 2010.

        This $26.3 million or 1879% increase in net income was primarily attributable to the net effects of:

  •
  an increase of $20.9 million in income recorded on Minera Andes' investment in MSC; and,

  •
  an increase of $6.4 million in the unrealized gain on the revaluation of the fair value of the derivative liability relating to warrants issued by Minera Andes in 2009 which were exercised in January 2011; and,

  •
  an increase in foreign currency exchange gains of $0.5 million resulting from the strengthening of the Canadian dollar; and,

  •
  an increase in interest and other income of $0.1 million due to increased interest income on cash balances; and,

  •
  an increase in professional fees of $0.8 million due to an increase in consulting, accounting and legal fees in 2011; and,

  •
  an increase in wages of $0.1 million due to inflationary and foreign exchange increases; and

  •
  an increase in other operating expenses of $0.3 million due to an increase in business and asset taxes in Argentina; and

  •
  an increase in income tax expense of $0.4 million due to an increase in deferred tax liability.

Results of Operations—MSC

        The following discussion relates to the results of operations of MSC, of which Minera Andes owns 49%. MSC is accounted for by Minera Andes using the equity method. MSC is responsible for and has supplied to Minera Andes, all reported results and operational updates in respect of the San José Mine.

        Net income at MSC was $48.9 million for the six month period ended June 30, 2011. This $43.8 million increase compared to the same period ended June 30, 2010 was mainly attributable to an increase in sales of $78.8 million which was partially offset by an increase of $20.3 million in operating costs, an increase of $15.4 million in deferred tax expense and a decrease in financial and foreign exchange costs of $0.7 million.

        Sales increased 102% for the six month period ended June 30, 2011 compared to the same period in 2010 due to higher realized sales prices achieved and a higher number of ounces of silver sold for both silver and gold.

        Production during the six month period ended June 30, 2011 was 2,854,000 ounces of silver and 39,110 ounces of gold. This represented an increase of 40% for silver production and 8% for gold production when compared to production of 2,044,000 ounces of silver and 36,140 ounces of gold in the same period in 2010. Overall, mill throughput was unchanged from the previous year but there was higher average silver head grade mined and increased metallurgical recoveries for both silver and gold. Mill throughput was affected on a year over year basis due to a strike at the mine during the second quarter of 2011, which resulted in the loss of 18 days of production.

Exploration

        The goal of the 2011 exploration program at the San José Mine is to replace depleted reserves and to discover new mineralized veins (resources) on the San José Mine property, which comprises approximately 50,491 hectares.

        Exploration drilling at San José is continuing during 2011 at a pace similar to 2010. During the first quarter of 2011 5,411 meters were drilled in 24 exploration diamond drill holes. The drilling was approximately evenly divided between drilling for new resources and drilling to expand the inferred resources on vein extensions and the eleven new veins discovered in 2010. Assay results from the drilling were published by Minera Andes on June 10, 2011, of which, five of the infill holes contained high-grade intercepts.

        Exploration success in 2010 was based in part on the results of a ground magnetic survey that was conducted over the mine area. In order to delineate new exploration targets, an 800 line-kilometer surface magnetic survey was completed for the area to the south of the mine during the second quarter of 2011. This will be followed up with an additional 2,200 line-kilometer of surface magnetic coverage on the southeast portion of the joint venture property during the second half of the year. The geophysical data will be used to define new drilling targets outside of the main mine area for drilling during the second half of the year.

Loan Repayments

        During the six month period ended June 30, 2011, Minera Andes received scheduled repayments of $1.3 million relating to accrued interest as per the definitive project loan agreement signed in the third quarter of 2010. Under the terms of that agreement repayments are split evenly between shareholder loans and the project finance loans until the loans are repaid. The agreement also allows future payments on the shareholder loans and project finance loans to be accelerated based on mine performance and cash profits of the San José Mine.

        During the six month period ended June 30, 2011, MSC also made payments to Hochschild of $10.8 million on Minera Andes' behalf relating to accrued interest outstanding on the project loan agreements. Since MSC began making loan repayments in 2010 following the revision of the project loan agreements, Minera Andes has received cumulative repayments relating to the project loans totaling $10.6 million as at the end of the second quarter of 2011. In that time MSC had also made cumulative repayments to Hochschild of $11.2 million on Minera Andes' behalf relating to the project loan agreements.

Los Azules

        As of June 30, 2011, Minera Andes has expended a total of $36.9 million on exploration activities at Los Azules. Of this total, $9.5 million was spent during 2011, principally on drilling and engineering work to support a preliminary feasibility study and secondarily on site maintenance and related expenses. These costs were capitalized in exploration and evaluative assets. The objective of the preliminary feasibility study is to upgrade the mineral resources to the measured and indicated categories so that they can be converted to proven and probable reserves and also complete engineering studies to establish the economic viability of the project. The earliest anticipated completion date is the fourth quarter of 2013.

        Exploration and infill drilling commenced in December 2010 for the 2010-2011 field season and continued until May 2011. Minera Andes drilled nine infill diamond core holes and two exploration diamond core holes totaling 4,532 meters during the 2010-2011 field season In addition, 1,123 meters of diamond core drilling were completed for hydrologic and geotechnical testing, and 4,793 meters of RC drilling were completed. The RC drilling included 2,050 meters for condemnation drilling in areas where surface facilities may be located.

        On June 27, 2011, Minera Andes released the drill assay results from this program and provided a development update for the project. Highlights from the drilling include a step-out drill hole, located approximately 250 meters west of the resource that returned 0.50% copper over 269 meters, including 0.95% copper over 45 meters. Infill drilling was generally in line with expectations, for example intersecting 0.66% copper over 395 meters and 0.63% copper over 237 meters. Full details of the drill results were included in Minera Andes' June 27, 2011 press release.

        Minera Andes also advanced the preliminary feasibility study with the completion of a preliminary hydrological model, an access road evaluation, geotechnical studies, continuing environmental monitoring and other engineering studies.

Santa Cruz Exploration and Production from the San José Mine

        Minera Andes controls approximately 145,820 hectares of mining rights in the province of Santa Cruz, Argentina, including approximately 45,105 hectares that border Goldcorp's Cerro Negro project. A drilling target was identified on one of the properties adjoining Cerro Negro in the first quarter and drilled in the second quarter, but no mineralization of interest was intersected. Field reconnaissance will continue on these properties as soon as weather conditions permit.

Overall Performance—Three-month period ended June 30, 2011

        For the three month period ended June 30, 2011, net income was $10.7 million ($0.04 per share basic and diluted) compared to net income of $4.3 million ($0.02 per share basic and diluted) for the same period in 2010.

        This $6.4 million or 150% increase in net income was primarily attributable to the net effects of:

  •
  an increase of $9.4 million in income recorded on Minera Andes' investment in MSC;

  •
  an increase in professional fees of $0.7 million due to an increase in consulting, accounting and legal fees in 2011;

  •
  an increase in other operating expenses of $0.3 million due to an increase in business and asset taxes in Argentina;

  •
  an increase in income tax expense of $0.5 million due to an increase in deferred tax liability;

  •
  a decrease of $1.8 million in the unrealized gain on the revaluation of the fair value of the derivative liability relating to warrants issued by Minera Andes in 2009 which were exercised in January 2011; and

  •
  a decrease in foreign currency exchange losses of $0.3 million resulting from the strengthening of the Canadian dollar.

Results of Operations—MSC

        The following discussion is related only to MSC and is disclosed on a 100% basis, of which Minera Andes owns 49% and is accounted for using the equity method. MSC, the entity which owns and operates the San José Mine, is responsible for and has supplied to Minera Andes all reported results and operational updates from the San José Mine.

        Net income at MSC was $26.7 million for the three month period ended June 30, 2011. This $19.8 million increase compared to the same period ended June 30, 2010 was mainly attributable to an increase in sales of $38.7 million which was partially offset by an increase of $8.5 million in operating costs, an increase of $9.3 million in deferred tax expense and an increase in financial and foreign exchange costs of $1.1 million.

        Sales increased 78% for the three month period ended June 30, 2011 compared to the same period in 2010 due to higher realized sales prices achieved and higher number of ounces sold for silver.

        Production during the three month period ended June 30, 2011 was 1,332,000 ounces of silver and 17,700 ounces of gold. This represented an increase of 9% for silver production and a decrease of 10% for gold production when compared to production of 1,221,000 ounces of silver and 19,710 ounces of gold in the same period in 2010. Overall, there was a decrease in mill throughput but higher average silver head grade mined and increased metallurgical recoveries for both silver and gold. Mill throughput decreased 15% on a year over year basis due to a strike at the mine during the second quarter of 2011, which resulted in the loss of 18 days of production. Metallurgical recoveries improved to 87% for silver and 89% for gold in the second quarter of 2011 compared to 81% for silver and 85% for gold in the same period of 2010.

Exploration

        The goal of the 2011 exploration program at the San José Mine is to replace depleted reserves and to discover new mineralized veins (resources) on the San José Mine property, which comprises approximately 50,491 hectares.

        Exploration drilling at San José is continuing during 2011 at a pace similar to 2010. During the first quarter of 2011 5,411 meters were drilled in 24 exploration diamond drill holes. The drilling was approximately evenly divided between drilling for new resources and drilling to expand the inferred resources on vein extensions and the eleven new veins discovered in 2010. Assay results from the drilling were published by Minera Andes on June 10, 2011, of which, five of the infill holes contained high-grade intercepts.

        Exploration success in 2010 was based in part on the results of a ground magnetic survey that was conducted over the mine area. In order to delineate new exploration targets, an 800 line-kilometer surface magnetic survey was completed for the area to the south of the mine during the second quarter of 2011. This will be followed up with an additional 2,200 line-kilometer of surface magnetic coverage on the southeast portion of the joint venture property during the second half of the year. The geophysical data will be used to define new drilling targets outside of the main mine area for drilling during the second half of the year.

Loan Repayments

        During the second quarter of 2011, Minera Andes received a scheduled repayment of $0.7 million relating to accrued interest as per the definitive shareholder loan agreements signed in the third quarter of 2010. Under the terms of the definitive agreements repayments are split evenly between the shareholder loans and the project finance loans until the loans are repaid. The agreements also allow future payments on the shareholder loans and project finance loans to be accelerated based on mine performance and cash profits of the San José Mine.

        During the quarter, MSC also made payments to Hochschild of $0.9 million on Minera Andes' behalf relating to accrued interest outstanding on the project finance loan agreements. Since MSC began making loan repayments in 2010 following the revision of the shareholder loan agreements, Minera Andes has received cumulative repayments relating to the shareholder loans totaling $10.6 million at the end of the second quarter of 2011. In that time MSC had also made cumulative repayments to Hochschild of $11.2 million on Minera Andes' behalf relating to the project finance loan agreements.

Los Azules

        As of June 30, 2011, Minera Andes has expended a total of $36.9 million on exploration activities at Los Azules. Of this total, $9.5 million was spent during 2011, principally on drilling and engineering work to support a preliminary feasibility study and secondarily on site maintenance and related expenses. These costs were capitalized in exploration and evaluative assets. The objective of the preliminary feasibility study is to upgrade the mineral resources to the measured and indicated categories so that they can be converted to proven and probable reserves and also complete engineering studies to establish the economic viability of the project. The earliest completion date is the fourth quarter of 2013.

        Exploration and infill drilling commenced in December 2010 for the 2010-2011 field season and continued until May 2011. On June 27, 2011, Minera Andes released the drill assay results from this program and provided a development update for the project. Minera Andes drilled nine infill diamond core holes and two exploration diamond core holes totaling 4,532 meters during the 2010-2011 field season In addition, 1,123 meters of diamond core drilling were completed for hydrologic and geotechnical testing, and 4,793 meters of RC drilling were completed. The RC drilling included 2,050 meters for condemnation drilling in areas where surface facilities may be located.

        Highlights from the drilling include a step-out drill hole, located approximately 250 meters west of the resource that returned 0.50% copper over 269 meters, including 0.95% copper over 45 meters. Infill drilling was generally in line with expectations, for example intersecting 0.66% copper over 395 meters and 0.63% copper over 237 meters. Full details of the drill results were included in Minera Andes' June 27, 2011 press release.

        Minera Andes also advanced the preliminary feasibility study with the completion of a preliminary hydrological model, an access road evaluation, geotechnical studies, continuing environmental monitoring and other engineering studies.

Santa Cruz Exploration and Production from the San José Mine

        Minera Andes controls approximately 145,820 hectares of mining rights in the province of Santa Cruz, Argentina, including approximately 45,105 hectares that border Goldcorp's Cerro Negro project. A drilling target was identified on one of the properties adjoining Cerro Negro in the first quarter and drilled in the second quarter, but no mineralization of interest was intersected. Field reconnaissance will continue on these properties as soon as weather conditions permit.

        The following table is a summary of operational information from the San José Mine which is owned and operated by MSC. Minera Andes has a 49% ownership interest in MSC and as such this operational information is normally included within the Management Discussion and Analysis of Minera Andes. This information is reported on a 100% basis.

		Year ended December 31,
	Six months ended 30-Jun-11
		2010	2009	2008
Tonnes processed ('000)	212	461	461	296
Ounces silver produced ('000)	2,854	5,324	4,998	4,380
Ounces gold produced ('000)	39	84	77	54
Total operating cash cost ($'000)	39,001	71,913	51,499	48,503
Operating cash cost / tonne ($/t)	184	156	112	166
Production cash cost/oz Ag ($/oz)	12.60	9.67	7.08	7.74
Production cash cost/oz Au ($/oz)	5.19	568	477	452
Ounces silver sold ('000)	2,926	5,170	5,072	4,588
Ounces gold sold ('000)	40	83	77	58
Sales revenue ($'000)	156,000	220,800	147,100	111,200

Liquidity and Capital Resources

        As at June 30, 2011, Minera Andes had an accumulated deficit of $20.9 million and working capital of $19.0 million, compared to a $48.7 million deficit and $10.7 million working capital, as of December 31, 2010. As at June 30, 2011, Minera Andes had $22.0 million in cash and cash equivalents and short term investments, compared to cash and cash equivalents of $13.8 million as of December 31, 2010. Minera Andes has sufficient liquidity to fund its ongoing exploration programs at Los Azules and its 100% owned properties in Santa Cruz Province for 2011 based on the working capital balance as at June 30, 2011.

        The increase in Minera Andes' cash and cash equivalents balance was primarily the result of Minera Andes issuing a notice of the accelerated expiry of all outstanding warrants on December 29, 2010, which were issued pursuant to a "bought deal" underwritten financing completed in August 2009. Each warrant was exercisable to purchase one common share of Minera Andes at a price of C$1.25 per common share until August 19, 2014. Pursuant to the terms of the warrant indenture governing the warrants, the expiry of the warrants was accelerated to January 31, 2011 as the volume weighted-average trading price of the underlying common shares listed on the TSX was greater than C$2.50 for 20 consecutive trading days.

        As of January 31, 2011, 15,213,733 of the remaining outstanding warrants from December 31, 2010 had been exercised for proceeds of approximately $19.1 million and the remaining unexercised 30,267 warrants were cancelled and thereafter were of no force or effect. At June 30, 2011 Minera Andes had no warrants outstanding.

        As at June 30, 2011, Minera Andes had a shareholder loan receivable from MSC of $28.9 million (2010—$29.2 million) consisting of principal of $24.2 million and accrued interest of $4.5 million. As a result of completing the definitive project finance loan agreements, and also, the revision of shareholder loan agreements in the third quarter of 2010, MSC made scheduled net repayments of $0.7 million to Minera Andes in the second quarter of 2011. MSC is scheduled to make minimum net repayments relating to the shareholder loan of approximately $2.8 million to Minera Andes from July 2011 to June 2012 and these repayments are subject to the risks discussed below.

        Project financing for the San José Mine totaling $65 million has been provided pursuant to the Project Loan Letter Agreement ("Project Loan") between Minera Andes, MSC and by assignment, the Hochschild Lender. Minera Andes' share of the outstanding principal at June 30, 2011 is $31.9 million (2010—$31.9 million) and outstanding interest is $nil (2010—$9.7 million). These amounts receivable from MSC are offset by corresponding payable balances to the Hochschild Lender.

        At the time that both the Project Loan and shareholder loan balances are repaid in full, Minera Andes would be entitled to receive 49% of the distributable profits of MSC. Currently, Minera Andes is not able to forecast when this will occur.

        The operation of the San José Mine is subject to a number of risks, including the risk that the price of gold and silver may decline. If, and to the extent that cash from operations is insufficient for any reason including cost-overruns and/or lower than expected sales or production, scheduled repayments may need to be reduced or deferred and additional investment by the shareholders of MSC (including Minera Andes) may be required.

        Minera Andes is in the process of exploring its other properties and has not yet determined whether these properties, other than the San José Mine, contain reserves that are economically recoverable not withstanding an independent positive Preliminary Economic Assessment which was completed in March 2009, and subsequently updated in December 2010, on the Los Azules property. The amounts shown on Minera Andes' balance sheet as exploration and evaluative assets represent net costs incurred to date, less amounts recovered from third parties and/or written off, and do not necessarily represent present or future values. The recoverability of amounts shown on the balance sheet for exploration and evaluative assets depend upon the existence of economically recoverable reserves, securing and maintaining title and beneficial interest in the properties, obtaining the financing required to explore and develop the properties, entering into agreements with others to explore and develop the mineral properties, and upon future profitable production or disposition of the mineral properties at a profit. Minera Andes' ability to continue its exploration and development activities depend in part on the ability of the San José Mine to continue to remain cash flow positive, and Minera Andes' ability to complete an equity financing, joint venture arrangements or raise funds by other means.

        Although Minera Andes has been successful in securing financing in the past, current global financial conditions, including volatility in the prices for all commodities may make it difficult for Minera Andes to secure the required financing on reasonable terms, if at all. If Minera Andes were unable to meet its ongoing obligations on a timely basis, it could result in the loss or substantial dilution of Minera Andes' interests in its properties.

Financial Instruments

        As at June 30, 2011, Minera Andes has no long-term debt outstanding other than the amount payable under the Project Loan (the "Project Loan Payable") as discussed previously. Minera Andes believes its capital structure is appropriate to ensure sufficient liquidity to meet the needs of the business. Minera Andes has not executed any derivative financial instruments to manage the risks associated with its operations and, therefore, in the normal course of business Minera Andes is inherently exposed to a number of risks related to changes in foreign currency exchange rates, interest rates, credit risk, liquidity risk and commodity price fluctuations.

        Minera Andes holds certain financial instruments such as cash and cash equivalents, short-term investments, receivables, the Project Loan Receivable, the Project Loan Payable and related interest receivable and payable, accounts payable and accruals. All financial instruments are classified into one of five categories: financial assets at fair value through profit or loss, held-to-maturity investments, loans and receivables, available-for-sale financial assets or other financial liabilities. All financial instruments are recorded in the balance sheet either at fair value or at amortized cost. Subsequent measurement and changes in fair value will depend on their initial classification, as follows:

  •
  Fair value through profit or loss financial assets are measured at fair value and changes in fair value are recognized in net earnings. Minera Andes has classified its cash and cash equivalents and short-term investment as financial assets at fair value through profit or loss.

  •
  Available-for-sale financial instruments are measured at fair value with change in fair value recorded in other comprehensive income until the instrument is derecognized.

  •
  Receivables and project loan and interest receivable were classified as loans and receivables and are measured at amortized cost.

  •
  Accounts payable and accruals, project loan and interest payable were classified as other financial liabilities and are measured at amortized cost.

        The carrying value and fair value of Minera Andes' financial assets and liabilities as at June 30, 2011, December 31, 2010, and January 1, 2010, are summarized as follows:

	June 30, 2011		December 31, 2010		January 1, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
Fair value through profit and loss	$21,971	$21,971	$13,834	$13,834	$18,872	$18,872
Loans and receivables	$31,983	$31,983	$41,644	$41,644	$31,900	$31,900
Other liabilities	$37,017	$37,017	$71,843	$71,843	$47,719	$47,719

        The fair value of receivables and accounts payable and accruals approximate their carrying values due to their short-term nature. The fair values of the Project Loan and the corresponding interest receivable and the Project Loan and the corresponding interest payable approximate their carrying values as there is no net exposure to Minera Andes due to their equal and offsetting terms of arrangement.

        Minera Andes does not hedge its exposure to gold and silver sales arising from its equity investment in MSC, and MSC does not hedge its sales. In the event that one of Minera Andes' exploration projects enters into production and revenue contracts are entered into in respect of other commodities and metals, Minera Andes would be exposed to fluctuations in the prices of those commodities and metals at that time.

Material Capital Expenditure Commitments

        Minera Andes has no material commitments for capital expenditures as of the end of the latest financial year or any subsequent interim period.

Disclosure of Contractual Obligations

		Payments Due by Period Ending
Contractual Obligations	Total	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2015 and after
Long-Term Debt—Project Loan Payable(1)	$31,850	$—	$—	$—	$—	$31,850
Operating Lease Obligations(2)	829	49	348	329	103	—
Purchase Obligations	160	80	80	—	—	—
Accounts Payable and Accrued Liabilities	3,249	3,249	—	—	—	—

Total	$36,088	$3,378	$428	$329	$103	$31,850

Notes:

(1)
Minera Andes' obligations under the Project Loan Payable are offset by corresponding obligations under the Project Loan receivable, including interest.

(2)
Consists of various lease agreements for office and storage space in Spokane, United States, Toronto, Canada and Mendoza and San Juan, Argentina.

Quantitative and Qualitative Disclosure about Market Risk

Currency Risk

        Minera Andes is exposed to currency risk on purchases and borrowings that are denominated in a currency other than the respective functional currency of Minera Andes entities which is the U.S. dollar. Minera Andes is exposed to foreign currency risk on fluctuations in its Canadian denominated cash, short-term investments, accounts payable and accrued liabilities. The net asset amount of Canadian dollars subject to foreign currency fluctuations as at June 30, 2011, was equal to $14.4 million. As a result, every percentage change in the US/Canada exchange rate will affect its income by approximately $0.1 million, on a per annum basis. As at June 30, 2011, Minera Andes also had cash, accounts payable, and accrued liabilities denominated in Argentinean pesos. However, these amounts are typically only held (in the case of cash) or outstanding (in the case of accounts payable and accrued liabilities) for a short period of time so the foreign exchange risk is minimal. Minera Andes does not use derivative instruments to mitigate such risks.

Liquidity Risk

        Minera Andes' approach to managing the liquidity risk is to provide reasonable assurance that it can provide sufficient capital to meet liabilities when due. Minera Andes' ability to settle short-term and long-term liabilities when due is dependent on future liquidity from capital sources or positive cash flows from its projects. At June 30, 2011, Minera Andes' accounts payable and accrued liabilities were approximately $3.2 million all of which are due for payment within normal terms of trade which is generally 30 to 60 days. Minera Andes regularly reviews its receivable balances and follows up on amounts past due. Should sufficient cash not be available to settle liabilities, Minera Andes also relies on equity, third-party and related party financing to manage its liquidity and the settlement of liabilities. Minera Andes has not used any derivative or other financial instruments to mitigate this risk.

Commodity Price Risk

        Minera Andes' profitability depends on metal prices for gold and silver and, if other projects enter into production, on copper prices and other base metals. Gold, silver and copper prices are affected by numerous factors such as the sale or purchase of gold and silver by various central banks and financial institutions, interest rates, exchange rates, inflation or deflation, fluctuations in the value of the US dollar and foreign currencies, global and regional supply and demand, and political and economic conditions of major gold, silver and copper-producing countries throughout the world. For example, approximately 47% of MSC's revenue from the San José Mine was attributable to gold, with an average gold price of $1,280.78 per ounce for the twelve-month period ended December 31, 2010, and approximately 53% MSC's revenue from the San José Mine was attributable to silver with an average silver price of $23.36 per ounce for the twelve-month period ended December 31, 2010. For the fiscal year December 31, 2010, if the price of gold had averaged 10% higher or lower per ounce, MSC would have recorded an increase or decrease in revenue of approximately $10.7 million, and if the price of silver had averaged 10% higher or lower per ounce, MSC would have recorded an increase or decrease in revenue of approximately $12.1 million. Minera Andes is not able to hedge in respect of gold and silver sales arising from its equity investment in MSC, nor does MSC hedge its sales. In the event that Minera Andes' other projects enter into production and revenue contracts are entered into in respect of other commodities and base metals, including copper, Minera Andes will reconsider the relative merits of entering into commodity price hedges.

CURRENCY EXCHANGE RATES

        The following table sets forth the rate of exchange for one U.S. dollar expressed in Canadian dollars, for each period indicated: (i) the exchange rate at the end of the period; (ii) the average rate; and (iii) the high and low rates for each year. For the purposes of this section, rate of exchange means the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York.

	6 Months Ended June 30, 2011		Year Ended December 31,
	2011	2010	2010	2009	2008	2007	2006
	(Cdn$)		(Cdn$)
High rate during year	—	—	1.0776	1.2995	1.2971	1.1852	1.1726
Low rate during year	—	—	0.9960	1.0289	0.9717	0.9168	1.0989
Rate at end of period	0.9642	1.0606	1.0009	1.0461	1.2240	0.9881	1.1652
Average rate for period	0.9765	1.0336	1.0298	1.1412	1.0660	1.0734	1.1340

        On June 13, 2011, the last trading day before the announcement of our proposed business combination with Minera Andes, the exchange rate for one U.S. dollar expressed in Canadian dollars was Cdn$0.9778. On September 30, 2011, the exchange rate for one U.S. dollar expressed in Canadian dollars was Cdn$1.0389. The table below sets forth the high and low exchange rate for one U.S. dollar expressed in Canadian dollars for each month during the past six months preceding the date of this proxy statement.

	High	Low
	(Cdn$)
April 2011	0.9689	0.9486
May 2011	0.9809	0.9489
June 2011	0.9859	0.9642
July 2011	0.9667	0.9448
August 2011	0.9909	0.9577
September 2011	1.0327	0.9751
April, 2011 to September, 2011	1.0389	0.9448

 DESCRIPTION OF CAPITAL STOCK OF US GOLD

        Our authorized capital consists of 250,000,000 shares of common stock, no par value per share and one share of preferred stock designated as Series A Preferred Share, no par value. As of October 4, 2011, there were a total of 136,473,613 shares of our common stock, one share of our Series A Preferred Share and 3,279,106 2007 Exchangeable Shares issued and outstanding.

        The following discussion summarizes the rights and privileges of our outstanding capital stock and certain securities that may be convertible into our capital stock, which is more fully described in the US Gold Articles of Incorporation which have been filed with the SEC on our Form 10-Q for the quarter ended March 31, 2007.

        If Proposals 1 and 2 are approved our authorized capital will consist of 500,000,000 shares of common stock, no par value per share, one share of preferred stock designated as Series A Preferred Share, no par value per share, and one share of preferred stock designated as Series B Special Voting Preferred Stock, no par value per share. The rights and privileges of our common stock and Series A Preferred Share will remain unchanged. The Series B Special Voting Preferred Stock will have the rights and privileges as described in "Structure of the Arrangement" starting on page 102 of this proxy statement. The Second Amended and Restated Articles of Incorporation are attached as Annex A to this proxy statement.

Common Stock

        The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders, including the election of directors. Cumulative voting for directors is not permitted. Accordingly, the holders of a majority of the shares of common stock entitled to vote in any election of directors can elect all of the directors standing for election, if they so choose. Subject to preferences that may be applicable to any then outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared by the Board out of legally available funds. Upon our liquidation, dissolution or winding up, the holders of common stock will be entitled to share ratably in the net assets legally available for distribution to shareholders after the payment of all of our debts and other liabilities of our Company, subject to the prior rights of any preferred stock then outstanding. Holders of common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking funds provisions applicable to the common stock. The US Gold Articles of Incorporation and our Bylaws do not include any provision that would delay, defer or prevent a change in control of our Company. However, pursuant to the laws of the State of Colorado, certain significant transactions would require the affirmative vote of a majority of the shares eligible to vote at a meeting of shareholders which requirement could result in delays to or greater cost associated with a change in control of US Gold.

Series A Special Voting Preferred Stock

        The Series A Preferred Share was created by us and issued in connection with the acquisition of White Knight Resources Ltd., Nevada Pacific Gold Ltd. and Tone Resources Limited, the Acquired Companies, in 2007 to facilitate the issuance of the 2007 Exchangeable Shares. The Series A Preferred Share is held by a trustee under a voting and exchange trust agreement and will be outstanding so long as any of the 2007 Exchangeable Shares are outstanding, excluding any shares owned by US Gold or its subsidiaries.

        The Series A Preferred Share entitles the holder thereof to an aggregate number of votes equal to the number of the 2007 Exchangeable Shares issued and outstanding from time to time which are not owned by US Gold or its subsidiaries. As of October 4, 2011, the Series A Preferred Share was entitled to 3,279,106 votes, based upon 3,279,106 2007 Exchangeable Shares issued and outstanding on such date that were not owned by US Gold or its subsidiaries. Except as otherwise provided herein or by law, the holder of the Series A Preferred Share and the holders of US Gold common stock vote together as one class on all matters submitted to a vote of US Gold shareholders. The holder of the Series A Preferred Share have no special voting rights, and its consent is not required, except to the extent it is entitled to vote with the holders of shares of US Gold common stock, for taking any corporate action.

        At such time as (a) the Series A Preferred Share entitles its holder to a number of votes equal to zero because there are no 2007 Exchangeable Shares issued and outstanding that are not owned by US Gold and its subsidiaries, and (b) there is no share of stock, debt, option or other agreement, obligation or commitment of 2007 Acquisition Co. which could by its terms require 2007 Acquisition Co. to issue any 2007 Exchangeable Shares to any person other than us, then the Series A Preferred Share will thereupon be retired and cancelled promptly thereafter. Such Series A Preferred Share will upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance under applicable law or set forth in the US Gold Articles of Incorporation or US Gold's Bylaws.

        If the Series A Preferred Share should be purchased or otherwise acquired by us in any manner whatsoever, then the Series A Preferred Share will be retired and cancelled promptly after the acquisition thereof. Such share will upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance under applicable law or set forth in the US Gold Articles of Incorporation or US Gold's Bylaws.

        The holder of the Series A Preferred Share is not entitled to receive any portion of any dividend or distribution at any time. The Series A Preferred Share is not redeemable.

        Upon any liquidation, dissolution or winding up of US Gold, the holder of the Series A Preferred Share will not be entitled to any portion of any related distribution.

2007 Exchangeable Shares

        The 2007 Exchangeable Shares were issued by our subsidiary, 2007 Acquisition Co., in connection with the acquisition of the Acquired Companies. As of October 4, 2011, there were approximately 3,279,106 2007 Exchangeable Shares outstanding that were not held by US Gold or its subsidiaries. The 2007 Exchangeable Shares are exchangeable on a one-for-one basis at any time at the option of the holder of the 2007 Exchangeable Shares into shares of US Gold common stock.

Retraction of Exchangeable Shares by Holders

        Subject to the retraction call right described below, holders of the 2007 Exchangeable Shares will be entitled at any time to retract (i.e., to require 2007 Acquisition Co. to redeem) any or all 2007 Exchangeable Shares held by them and to receive the retraction price per 2007 Exchangeable Share to be satisfied by issuance of one share of common stock of US Gold, plus the dividend amount, which for purposes of this section entitled "Description of Capital Stock of US Gold" we define as the full amount of all declared and unpaid dividends on the 2007 Exchangeable Shares and all dividends and distributions declared on a share of common stock of US Gold that have not yet been declared on the 2007 Exchangeable Shares. Holders of the 2007 Exchangeable Shares may effect a retraction by presenting to 2007 Acquisition Co. or its transfer agent the certificate(s) representing the 2007 Exchangeable Shares the holder desires to have 2007 Acquisition Co. redeem, together with such other documents and instruments as may be required under the ABCA, the Articles of Incorporation of 2007 Acquisition Co. or by its transfer agent, and a duly executed retraction request specifying that the holder desires to have the number of retracted shares specified therein redeemed by 2007 Acquisition Co.

        A holder of retracted shares may withdraw its retraction request, by written notice to 2007 Acquisition Co., before the close of business on the business day immediately preceding the retraction date, in which case the retraction request will be null and void and the revocable offer will be deemed to have been revoked.

        If, as a result of solvency provisions of applicable law, 2007 Acquisition Co. is not permitted to redeem all 2007 Exchangeable Shares tendered by a retracting holder, 2007 Acquisition Co. will redeem up to the maximum permissible number of the 2007 Exchangeable Shares tendered by the holder. US Gold will be required to purchase any 2007 Exchangeable Shares not redeemed by 2007 Acquisition Co. in exchange for shares of US Gold common stock on the retraction date under the optional exchange right described below.

Distribution on Liquidation of 2007 Acquisition Co.

        In the event of the liquidation, dissolution or winding up of 2007 Acquisition Co. or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, holders of the 2007 Exchangeable Shares are entitled, subject to applicable law, to receive from the assets of 2007 Acquisition Co., a liquidation payment that will be satisfied by the issuance of one share of US Gold common stock plus the dividend amount, if any, for each 2007 Exchangeable Share. This liquidation amount will be paid to the holders of the 2007 Exchangeable Shares before any distribution of assets of 2007 Acquisition Co. is made to the holders of the common shares or any other shares of 2007 Acquisition Co. ranking junior to the 2007 Exchangeable Shares, and is subject to the exercise by US Gold of its liquidation call right described in the section entitled "—Liquidation Call Right" below.

Automatic Exchange Upon Liquidation of US Gold

        In the event of US Gold's liquidation, all of the then outstanding 2007 Exchangeable Shares will be automatically exchanged for shares of US Gold common stock. To effect an automatic exchange, US Gold will purchase all of the 2007 Exchangeable Shares from the holders on the last business day prior to the effective date of a liquidation. The purchase price payable for each 2007 Exchangeable Share purchased in a liquidation of US Gold will be satisfied by the issuance of one share of US Gold common stock plus the dividend amount, if any.

Redemption of 2007 Exchangeable Shares by 2007 Acquisition Co.

        The redemption date for the 2007 Exchangeable Shares will be the earlier of: (a) March 28, 2014; and (b) any date established by the board of directors of 2007 Acquisition Co. for the redemption of the 2007 Exchangeable Shares at such time as there are fewer than 4,296,883 2007 Exchangeable Shares outstanding. The redemption price per share will equal the current market price of a share of US Gold common stock at the time of redemption, which will be satisfied by delivering to the holder one share of US Gold common stock plus the dividend amount, if any.

Retraction Call Right

        Under the Articles of Incorporation of 2007 Acquisition Co., US Gold has an overriding retraction call right to acquire all but not less than all of the 2007 Exchangeable Shares that a holder of the 2007 Exchangeable Shares requests 2007 Acquisition Co. to redeem. The purchase price payable for each 2007 Exchangeable Share will be satisfied by delivering to the holder one share of US Gold common stock plus the dividend amount, if any.

Liquidation Call Right

        Under the Articles of Incorporation of 2007 Acquisition Co., US Gold has an overriding liquidation call right, in the event of and notwithstanding a proposed liquidation, dissolution or winding up of 2007 Acquisition Co., to acquire all but not less than all of the 2007 Exchangeable Shares then outstanding. The purchase price payable for each 2007 Exchangeable Share will be satisfied by delivering to the holder one share of US Gold common stock plus the dividend amount, if any. Upon the exercise by US Gold of the liquidation call right, the holders will be obligated to transfer their 2007 Exchangeable Shares to US Gold. The acquisition by US Gold of all of the outstanding 2007 Exchangeable Shares upon the exercise of the liquidation call right will occur on the effective date of the voluntary or involuntary liquidation, dissolution or winding up of 2007 Acquisition Co.

Redemption Call Right

        US Gold has an overriding redemption call right, notwithstanding the proposed redemption of the 2007 Exchangeable Shares by 2007 Acquisition Co. in the share provisions, to acquire all but not less than all of the 2007 Exchangeable Shares then outstanding. The purchase price payable for each 2007 Exchangeable Share will be satisfied by delivering to the holder one share of US Gold common stock plus the dividend amount, if any. Upon the exercise by US Gold of the redemption call right, the holders will be obligated to transfer their 2007 Exchangeable Shares to US Gold.

        If US Gold exercises one or more of its call rights, shares of its common stock will be directly issued to holders of the 2007 Exchangeable Shares and US Gold will become the holder of the 2007 Exchangeable Shares. US Gold will not be entitled to exercise any voting rights attached to the 2007 Exchangeable Shares that are acquired from the holders.

Voting Rights

        Under the voting and exchange trust agreement US Gold has entered into with 2007 Acquisition Co. and Computershare Trust Company of Canada, holders of the 2007 Exchangeable Shares will be entitled to receive notice of and attend any meeting of US Gold shareholders and to vote at any meetings.

Dividends

        Holders of the 2007 Exchangeable Shares will be entitled to receive dividends equivalent to the dividends, if any, paid from time to time by US Gold on shares of its common stock. The declaration date, record date and payment date for dividends on the 2007 Exchangeable Shares will be the same as that for any corresponding dividends on shares of US Gold common stock.

Amendment and Approval

        Any approval required to be given by the holders of the 2007 Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the 2007 Exchangeable Shares or any other matter requiring the approval or consent of the holders of the 2007 Exchangeable Shares in accordance with applicable law will be deemed to have been sufficiently given if it has been given in accordance with applicable law, subject to a minimum requirement that such approval be evidenced by a resolution passed by not less than "66 2/3%" of the votes cast on such resolution at a meeting of holders of the 2007 Exchangeable Shares duly called and held, excluding the 2007 Exchangeable Shares beneficially owned by US Gold or its subsidiaries.

 INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Beneficial Ownership of and Trading in Securities of Minera Andes

        On June 14, 2011, Mr. McEwen announced that in his capacity as Chairman, Chief Executive Officer and the largest shareholder of US Gold and Minera Andes, that he proposed to combine US Gold and Minera Andes. On September 2, 2011, Mr. McEwen signed a letter agreement whereby he agreed in principal to support the Arrangement, subject to satisfactory completion of remaining due diligence and the negotiation of a satisfactory binding agreement.

Voting Agreement

        On September 22, 2011, Mr. McEwen and each of the directors and officers of US Gold and Minera Andes entered into a voting agreement whereby they agreed (i) not solicit any competing acquisition transaction, (ii) restrict their right to transfer shares of common stock of US Gold and Minera Andes shares directly or beneficially owned by them other than in specific circumstances, and (iii) vote all of the shares they own, beneficially or of record, of common stock of US Gold and Minera Andes in favor of adoption and approval of the various actions of US Gold and Minera Andes that need approval from the shareholders of US Gold and Minera Andes and against competing acquisition proposals.

        As at the date of this proxy statement, Mr. McEwen beneficially owns 86,057,143 common shares of Minera Andes and options exercisable to acquire 200,000 common shares of Minera Andes, which, based on information provided to us by Minera Andes, means that Mr. McEwen beneficially owns approximately 30% of its outstanding common shares of Minera Andes as of the record date.

        As of the record date, Mr. McEwen beneficially owns 28,477,527 shares of US Gold common stock and options exercisable to acquire 1,000,000 shares of US Gold common stock, or approximately 21% of the issued and outstanding shares of US Gold common stock and the 2007 Exchangeable Shares, counted together as a single class as of the record date. Upon completion of the Arrangement, if Mr. McEwen exercises all of his outstanding options to purchase shares of Minera Andes and of our common stock, we expect that Mr. McEwen will beneficially own approximately 68,293,241 shares of our common stock and exchangeable shares or approximately 25% of the outstanding shares of our common stock, the exchangeable shares and the 2007 Exchangeable Shares, counted together as a single class.

        In addition to Mr. McEwen, several other officers of US Gold beneficially own common shares of Minera Andes and/or Minera Andes Options. The following table sets forth the number of Minera Andes shares and/or Minera Andes Options beneficially owned by directors and officers of US Gold.

Name	Positions with US Gold	Positions with Minera Andes	Minera Andes Shares Held	Minera Andes Options Held
Robert R. McEwen	Chairman of the Board and Chief Executive Officer	Chairman of the Board, President and Chief Executive Officer	86,057,143	200,000
Perry Ing	Vice President and Chief Financial Officer	Chief Financial Officer	30,000	100,000
Nils Engelstad	Corporate Secretary	Vice President, Corporate Affairs and Corporate Secretary	22,100	180,000
Ian Ball	Senior Vice President	N/A	4,100	N/A
Stefan Spears	Vice President, Projects	N/A	65,000	N/A

        In addition, Allan Marter, a director and shareholder of Minera Andes, owns 2,000 shares of US Gold common stock.

        Other than as described in the preceding paragraphs, no securities of Minera Andes are owned beneficially, directly or indirectly, nor is control or direction exercised over any securities of Minera Andes, by US Gold or Canadian Exchange Co. or their directors or executive officers or, to the knowledge of such directors and executive officers after reasonable inquiry, by any of US Gold's or Canadian Exchange Co.'s associates or affiliates, by any associate of US Gold's or Canadian Exchange Co.'s directors or executive officers or by any person or company owning, directly or indirectly, more than 10% of any class of securities of US Gold or Canadian Exchange Co. No person is acting jointly or in concert with US Gold, Callco or Canadian Exchange Co. with respect to the Arrangement.

        Other than the 10,000 common shares of Minera Andes acquired by Perry Ing, the Vice President and Chief Financial Officer of US Gold, 2,100 common shares acquired by Nils Engelstad, the Corporate Secretary of US Gold, 4,100 common shares acquired by Ian Ball, Senior Vice President of US Gold, and 15,000 common shares acquired by Stefan Spears, Vice President, Projects of US Gold, in January 2011 and 10,000 common shares acquired by Perry Ing in April 2011, no securities of Minera Andes have been purchased or sold during the 12-month period preceding the date of the Arrangement Agreement by US Gold or Canadian Exchange Co. or US Gold's or Canadian Exchange Co.'s directors or executive officers or, to the knowledge of such directors and executive officers after reasonable inquiry, by any of US Gold's or Canadian Exchange Co.'s associates or affiliates, by any associate of US Gold's or Canadian Exchange Co.'s directors or executive officers or by any person or company owning, directly or indirectly, more than 10% of any class of securities of US Gold or Canadian Exchange Co.

Board Positions with Minera Andes

        Mr. McEwen, the Chairman and Chief Executive Officer of US Gold, is the Chairman and Chief Executive Officer of Minera Andes, as described in more detail under the heading "The Arrangement—Background of the Arrangement" beginning on page 62.

 Commitments to Acquire Securities of Minera Andes

        Except pursuant to the Arrangement Agreement, neither US Gold nor Canadian Exchange Co. nor any of their directors or executive officers, nor to the knowledge of US Gold's or Canadian Exchange Co.'s directors and executive officers after reasonable inquiry, any of US Gold's and Canadian Exchange Co.'s associates or affiliates, any associate of any of US Gold's and Canadian Exchange Co.'s directors or executive officers or any person or company owning, directly or indirectly, more than 10% of any class of securities of US Gold and Canadian Exchange Co. has entered into any commitments to acquire any equity securities of Minera Andes.

Arrangements, Agreements or Understandings

        Each of the directors and officers of US Gold and Minera Andes, including Robert R. McEwen, the Chairman, Chief Executive Officer and largest shareholder of each of US Gold and Minera Andes, entered into a voting agreement whereby each agreed (i) not solicit any competing acquisition transaction, (ii) restrict their right to transfer shares of common stock of US Gold and Minera Andes shares directly or beneficially owned by them other than in specific circumstances, and (iii) vote all of the shares they own, beneficially or of record, of common stock of US Gold and Minera Andes in favor of adoption and approval of the various actions of US Gold that need approval from the shareholders of US Gold and Minera Andes and against competing acquisition proposals. The voting agreement covers shares representing approximately 22% of the outstanding shares of US Gold and the 2007 Exchangeable Shares, counted together as a single class and approximately 32% of the outstanding shares of Minera Andes assuming the officers and directors exercise all of their US Gold and Minera Andes options.

        Except as described above, elsewhere in this proxy statement or in the annexes or documents attached hereto or incorporated by reference herein, neither US Gold nor Canadian Exchange Co. nor, to the best of their knowledge, any of their directors, executive officers or other affiliates has any contract, arrangement, understanding or relationship with any other person with respect to any securities of Minera Andes, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as described in this proxy statement, there have been no contacts, negotiations or transactions between US Gold and Canadian Exchange Co. or, to the best of their knowledge, any of their directors, executive officers or other affiliates on the one hand, and Minera Andes or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, a tender offer to purchase or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets. Except as described in this proxy statement, neither US Gold nor Canadian Exchange Co., nor, to the best of their knowledge, any of their directors, executive officers or other affiliates has had any transaction with Minera Andes or any of their executive officers, directors or affiliates that would require disclosure under the rules and regulations of the SEC applicable to the Arrangement.

        There are no arrangements or agreements made or proposed to be made between US Gold or Canadian Exchange Co. and any of the directors or executive officers of Minera Andes and no payments or other benefits are proposed to be made or given by US Gold or Canadian Exchange Co. to such directors or executive officers as compensation for loss of office or as compensation for remaining in or retiring from office if the Arrangement described herein is consummated.

Material Changes and Other Information

        Except for the Arrangement and as otherwise disclosed publicly by Minera Andes, US Gold is not aware of any information which indicates that any material change has occurred in the affairs of Minera Andes since the date of the last available published financial statements of Minera Andes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of October 4, 2011, there were a total of 136,473,613 shares of our common stock and one share of our Series A Preferred Share issued and outstanding. The Trustee is the holder of the one share of Series A Preferred Share for and on behalf of the registered holders of the 2007 Exchangeable Shares. The 2007 Exchangeable Shares were issued in connection with the acquisition of the Acquired Companies in 2007. As of October 4, 2011, there were a total of 3,279,106 2007 Exchangeable Shares issued and outstanding (exclusive of shares owned by US Gold and its subsidiaries).

        The Trustee is entitled to all of the voting rights, including the right to vote in person or by proxy, attaching to the one share of Series A Preferred Share on all matters that may properly come before our shareholders at a meeting of shareholders. The share of Series A Preferred Share is entitled to that number of votes, which may be cast by the Trustee at any meeting at which our shareholders are entitled to vote, equal to the number of issued and outstanding 2007 Exchangeable Shares (other than shares held by US Gold or its subsidiaries). The holders of our common stock and the holders of the 2007 Exchangeable Shares vote together as a single class. The 2007 Exchangeable Shares are exchangeable for shares of our common stock at any time on a one-for-one basis.

        The following table describes the beneficial ownership of our voting securities as of October 4, 2011 by: (i) each of our directors and "named executive officers" (as defined below); (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock (assuming for such purposes that the 2007 Exchangeable Shares owned by such persons, if any, constitute outstanding shares of our common stock). For purposes of providing the calculations below, we have assumed that the total number of shares of our common stock outstanding is 139,752,719 (which assumes that the 3,279,106 2007 Exchangeable Shares constitute outstanding shares of our common stock, but does not include any shares issuable upon exercise of outstanding options except as set forth in the table). In calculating the percentage ownership for each shareholder, we assumed that any options owned by an individual and exercisable within 60 days are exercised, but not the options owned by any other individual. As of October 4, 2011, there were outstanding options to acquire 4,264,260 shares of our common stock, some of which are not exercisable within 60 days of the date of this proxy statement. Unless otherwise stated, all ownership is direct and the address of each individual is the address of our executive office, Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2T3.

	Shares Beneficially Owned
Name and Address of Beneficial Owners	Number		Percentage
2190303 Ontario Inc.(1)	28,477,527		20.4%
Robert R. McEwen(2)	29,144,193	(3)(4)	20.8%
Peter Bojtos(2)	245,000	(5)	*
2582 Taft Court
Lakewood, CO 80215
Declan J. Costelloe(2)	135,000	(5)	*
2994 Routt Circle
Lakewood, CO 80215
Michele L. Ashby(2)	125,000	(6)	*
300 S. Jackson St., Suite 220
Denver, CO 80209
Leanne M. Baker(2)	148,000	(7)	*
600 Grandview Road
Sebastopol, CA 95472
Perry Y. Ing(2)	136,833	(8)	*
Ian Ball(2)	264,000	(9)	*
Stefan Spears(2)	216,000	(10)	*
Nils Engelstad(2)	10,000	(11)	*
All officers and directors as a group (nine individuals)	30,424,026	(3)(4)(5)(6)(7)(8)(9)	21.8%

*
Less than 1%

(1)
Robert R. McEwen, our Chief Executive Officer and Chairman of the Board, owns 100% of the outstanding common stock of 2190303 Ontario Inc.

(2)
Officer or Director

(3)
Includes 666,666 shares underlying options which are exercisable within 60 days of the date of this proxy statement.

(4)
Includes 28,477,527 shares of common stock held by 2190303 Ontario Inc.

(5)
Includes 130,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement

(6)
Includes 100,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement

(7)
Includes 118,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement

(8)
Includes 120,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement

(9)
Includes 249,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement

(10)
Includes 174,000 shares underlying stock options which are exercisable within 60 days of this proxy statement

(11)
Includes 10,000 shares underlying stock options which are exercisable within 60 days of this proxy statement

 Changes in Control

        On June 14, 2011, we announced our intention to combine with Minera Andes. Our intention is to acquire all of the outstanding shares of common stock of Minera Andes in exchange for exchanges shares which are exchangeable for shares of our common stock. We intend to consummate the Arrangement as described in this proxy statement, but there is no assurance that the Arrangement will be completed. However, if the Arrangement is completed on the previously announced terms, we expect to issue up to approximately 127,326,984 exchangeable shares of Canadian Exchange Co., which are exchangeable for approximately 127,326,984 shares of our common stock plus an additional 1,906,650 shares of US Gold common stock will be reserved for issuance upon exercise of Minera Andes Options, which will represents approximately 47% of the voting power of US Gold on a fully diluted basis.

        We know of no other arrangement or events, the happening of which may result in a change in control.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

        The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2010, as well as the other individuals included in the Summary Compensation Table below, are referred to as "named executive officers" throughout this Compensation Discussion and Analysis.

Overview of Compensation Philosophy, Objectives and Policies.

        Our goal in designing our executive and employee compensation is to achieve three principal objectives. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive's or key employee's compensation consists of awards of stock options or restricted stock grants. In this manner, if the price of our stock increases over time, our executive officers, key employees and our shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building long-term shareholder value, and may also recognize individual performance from time to time which the Compensation Committee believes contributes to the success of our company. Third, we believe our compensation program should reflect our corporate culture, which includes carefully managing operating expenses, including salaries, and rewarding executives and other employees in the event that US Gold is successful. To promote this culture, our executives receive relatively modest base salaries and are eligible to receive bonuses in the event their performance merits such bonuses and US Gold is successful in achieving its strategic targets. Executives may also earn significant gains from equity awards in the event of an increase in the price of our common stock. Our corporate culture also emphasizes teamwork, especially among our executive officers. To encourage teamwork, we structure executive compensation (particularly base salary and bonus amounts) at similar levels for similarly-situated members of our executive team. We do not believe our compensation program creates incentives for our employees to engage in risk taking behavior that would likely have a significant negative impact on our company.

Elements and Mix of Compensation

        Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives.

        The salary of our named executive officers is designed to be competitive so that we may attract and retain talented executives. Bonus compensation is designed to reward individual performance and recognize achievement of corporate objectives. The long-term equity portion of the compensation of the named executive officers is designed to align the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. Effective January 2010, we instituted a policy under which cash bonuses paid to certain members of senior management, including the named executive officers, are expected to be invested in our common stock up to an amount equal to 30% of the bonus, and that such common stock be held for a minimum of three years from the date of purchase. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or directors to own shares of our stock.

Determining Executive Compensation

        Each January, the Compensation Committee reviews and recommends to the Board the level of compensation for the named executive officers and key employees. In establishing our executive compensation, the Compensation Committee consults with our senior management, including our Chief Executive Officer. Our Chief Executive Officer reports to the Compensation Committee regarding the individual performance of the other named executive officers. Additionally, the Compensation Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer. The Board prefers to review compensation in January and consider options at that time as it can review the performance of relevant individuals for the prior fiscal year and also because there is limited risk of blackout restrictions in the trading of our common stock from exploration or financial results during this time of year.

        Our consideration of base salary for the named executive officers has traditionally been based upon a review of broad-based information obtained from third parties to obtain an understanding of current compensation practices. In 2007, we commissioned a report from an independent consulting firm to assist in the assimilation of the three target companies that we acquired in that year, which report addressed a variety of subjects relevant to that objective, including a compensation philosophy that would serve to retain the employees of the target companies. This report included, in part, a discussion of the elements and mix of compensation perceived necessary to retain employees of the target companies and to attract new employees to US Gold, including the base salary rates for various categories of employees. The elements and mix of compensation recommended by the independent consultant included a base salary and incentive compensation in the form of stock options. The recommended mix of compensation included base compensation sufficient to be competitive in the industry and to provide adequate financial security to enable each employee to focus on value creation. The report recommended that the equity incentive compensation should allow each employee the opportunity to achieve more financial independence in the event that their competencies are fully developed and realized. The report did not include a specific comparison of the compensation or performance of US Gold to any particular company or group of companies; rather, the information was based on a proprietary database maintained by the consultant. The report was compiled using data from the natural resource sector of the economy, including among others, mining, construction and oil and gas companies.

        With regard to the other named executive officers, our Chief Executive Officer recommends the form and amount of compensation that he deems appropriate for the respective individuals. Our Compensation Committee utilized in part the information provided by this compensation consultant in evaluating the recommendations of our Chief Executive Officer. We believe the philosophy of our Chief Executive Officer is consistent with the recommendation of the independent consultant as to the elements and mix of compensation. Specifically, he believes that the base salary of the named executive officers should be competitive, but not the principal source of compensation, and that the equity incentive portion of the compensation should be the primary source of reward. He believes that the base salary should generally be within the range of perceived peers for comparable positions, but in the lower percentile of those peers, and in line with our status as an exploration-stage company. The range of compensation recommended by our Chief Executive Officer for the named executive officers was generally within the range suggested by the consultant.

        In January 2011, the Compensation Committee engaged Bill Heck of the Harlon Group and Ted Willey of the board of directors Development Group (collectively, the "Harlon Group") as consultants to assist in assessing the relative performance and executive compensation of US Gold to a peer group of companies. This is the first occasion on which this consultant was engaged to perform services on behalf of US Gold.

        As part of its analysis, the Harlon Group reviewed compensation levels for a number of companies that were deemed comparable to US Gold in terms of market capitalization, industry focus and stage of development (i.e., peer group companies), current US Gold executive compensation levels and the performance of US Gold compared to the peer group and to the market. The peer group companies were selected from the McEwen Capital Junior Gold Index and included companies with a minimum market capitalization of $50 million, minimum trading liquidity of $50,000 per day, securities traded on the TSX, TSX-V, NYSE, NYSE Amex or NASDAQ, and having no commercial production. The peer group companies are listed in Annex F to this proxy statement. Using 2009 data, the Harlon Group also analyzed the relevant amounts of base compensation, variable compensation and equity incentive compensation provided to US Gold officers and other companies in the peer group. The Compensation Committee considered and reviewed this data in establishing executive compensation levels for fiscal 2011. The Compensation Committee also considered granting additional forms of compensation, such as stock awards, but decided against such awards. The Compensation Committee compared the compensation of US Gold's executives with that of the executive officers of the peer companies and the market data as a whole, rather than any individual company within such survey.

        In considering the data provided by the Harlon Group, the Compensation Committee noted that US Gold's executive base salaries were generally below the market median (sometimes significantly below) and that US Gold's overall executive compensation levels were also below the market median. At the same time, US Gold's stock price performance exceeded the market median. The Compensation Committee, in establishing compensation for 2011, did not target a specific percentile in the range of comparative information for each individual executive or for each component of compensation. Instead, the Compensation Committee structured a total compensation package in view of the comparative information and such other factors specific to the executive, including level of responsibility, prior experience, expectations of future performance and our corporate culture. Other than the data supplied by the Harlon Group described above, the Compensation Committee does not use peer group executive compensation information.

        As discussed in more detail below, in 2010 and 2011, each executive received a mix of compensation comprised of base salary, cash bonuses and equity awards. The amount of compensation allocated to each element of compensation is determined on a case-by-case basis. We do not have a specific policy for allocating between long-term and currently paid-out compensation, or policies for allocating between cash and non-cash compensation. In recent years, in line with our corporate culture and the objectives of our compensation program, we have emphasized variable compensation under the bonus plan and equity awards rather than base salary to compensate the named executive officers.

        Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee in its discretion, based on individual and overall company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. However, as part of the work performed by the Harlon Group, we have requested that it assist in the establishment of performance metrics which might be used by our Compensation Committee to evaluate objectively the performance of our named executive officers for purposes of awarding cash bonuses in the future. However, as of the date of this proxy statement, no such parameters have been recommended or adopted. The Compensation Committee, with recommendations from the Chief Executive Officer, determines and recommends the amounts and timing of any bonus awards.

        The long-term equity compensation component of our compensation program is comprised of stock option awards and makes up a significant part of our named executive officers' compensation package. Under our Equity Incentive Plan, we are authorized to issue incentive and non-qualified stock options, to make grants of stock and award grants of restricted stock to the officers, directors and key employees of our company, including the named executive officers. Historically, stock option awards were generally subject to a vesting schedule, although there was no formal policy to that effect. Effective January 2010, the Board adopted a policy that requires all stock options awarded be subject to a minimum vesting period of three years beginning one year from the date of grant. The stock options are priced based on the closing market price of our common stock on the grant date, which is the date the Board approves the award. The Compensation Committee also takes into consideration the potential tax consequences to the recipient and to our company when determining the form of award. Due to our status as an exploration stage company with no revenue, and our need to conserve working capital, we believe our compensation structure is weighted more toward equity compensation and less toward salary and other forms of cash compensation.

Specific Compensation Decisions

        During the 2010 fiscal year, the named executive officers except Robert R. McEwen, our Chief Executive Officer, received base salaries in accordance with their respective employment agreements. Ian Ball, Senior Vice-President, was promoted from the position of Vice President—Mexico in August 2010 and in connection with such promotion, received an increase in base salary from $125,000 to $150,000. The Compensation Committee believed that these base salaries were appropriate in light of each named executive officer's area of responsibility and level of experience, and was competitive in the industry based on information obtained from the independent consultant retained in 2007 and information possessed by members of the Compensation Committee from experience in our industry. Mr. McEwen has not been paid a salary since he assumed the role of Chief Executive Officer in 2005.

        In February 2011, the Board approved cash bonuses to the named executive officers other than Mr. McEwen for services rendered in 2010. Mr. Ing received a bonus of $11,250, Mr. Ball received $45,000 and Mr. Spears received $37,500. Since certain of the named executive officers serve on a part-time basis for companies other than US Gold, the foregoing amounts reflect the bonus amount attributable to US Gold. The amount of these bonuses was determined based on the recommendation of our Chief Executive Officer, taking into account the need to conserve valuable working capital and our philosophy that compensation should be weighted toward equity compensation, balanced against the performance of each named executive officer during the fiscal year. Mr. Ball received the largest bonus based on significant achievements in our exploration program in Mexico, followed by Mr. Spears in recognition of the significant effort exerted in connection with our Tonkin Property. The bonus paid to Mr. Ing and the absence of a bonus for Mr. Engelstad reflect bonuses paid to them by other companies for which they provide service.

        In February 2010, a total of 738,000 options were issued to executive officers, employees, and consultants of US Gold, of which 345,000, or 47%, were issued to our named executive officers. We do not use a formula in determining the amount of equity awards for our named executive officers. Instead, the Compensation Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock-based equity compensation already held by the executive, the performance of our common stock, the estimated value of the equity awards, non-equity compensation received by the executive, and the total number of shares to be granted to participants during the year. The number of shares granted to each named executive officer for fiscal 2010 is set forth in the grants of plan-based awards table.

        In connection with its annual review of executive compensation in 2011, our Compensation Committee recommended, and the Board approved, increases in the base salary of each of our named executive officers except Mr. McEwen. Each of the named executive officers received an increase of 20% over their then-existing base compensation, partly in recognition of the findings of the Harlon Group that the base compensation of our executive officers was below the median of our peer companies and our desire to remain competitive in the industry. We did not target any specific percentile of the median in establishing these increases. Also in conjunction with this annual review, the Board approved the grant of a total of 947,000 options to purchase our common stock, of which 403,000, or 42%, were issued to our named executive officers.

        Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites and we do not maintain any non-equity incentive plans or deferred compensation plans.

Summary Compensation Table

        The following table sets forth the total compensation paid during the last three completed fiscal years to our named executive officers, including the individuals serving as our principal executive officer and principal financial officer during 2010 and the individuals who were among our three most highly compensated executive officers serving as such as of the end of 2010 (who are not our principal executive officer and principal financial officer):

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(6)	All Other Compensation		Total
Robert R. McEwen	2010	$—	$—	$—	$—	$—		$—
Chairman and Chief	2009	—	—	—	773,662	—		773,662
Executive Officer(1)	2008	—	—	—	—	—		—
Perry Y. Ing	2010	$90,450	$11,306	$—	$178,665	$—		$280,421
Vice President and Chief	2009	128,452	33,302	—	38,683	—		200,437
Financial Officer(2)	2008	91,652	—	—	454,306	—		545,958
Ian J. Ball	2010	$109,390	$22,613	$—	$297,774	—		$429,777
Senior Vice President(3)	2009	107,044	33,302	—	23,210	—		163,556
	2008	35,524	—	—	252,419	31,354	(7)	319,297
Stefan Spears	2010	$110,500	$18,844	$—	$148,887	—		$268,231
Vice President, Projects(4)	2009	107,044	—	—	23,210	31,354	(7)	130,254
	2008	35,524	—	—	252,419	31,777	(7)	319,297
Nils Engelstad	2010	$11,055	$—	$—	$59,555	$—		$70,610
Corporate Secretary(5)	2009	—	—	—	—	—		—
	2008	—	—	—	—	—		—

(1)
Mr. McEwen was granted stock options to purchase 1,000,000 shares of our common stock as compensation for service in his capacity as our Chief Executive Officer. The options vest in three equal installments annually beginning on January 7, 2010 and continuing thereafter so long as Mr. McEwen remains with US Gold.

(2)
Mr. Ing began serving as Chief Financial Officer effective April 1, 2008. As of the date of this proxy statement, Mr. Ing dedicates approximately 60% of his time to US Gold.

(3)
Mr. Ball was promoted to Senior Vice President on August 5, 2010. Prior to that, he served as Vice President, Mexico since August 1, 2008.

(4)
Mr. Spears was named Vice President, Projects effective August 1, 2008.

(5)
Mr. Engelstad was appointed Corporate Secretary on August 5, 2009 and also serves as the US Gold's Canadian in-house corporate counsel. Salary and compensation reflects a part-time position.

(6)
Calculated using the Black-Scholes-Merton option pricing model. Please see Note 9 to the consolidated financial statements filed with our annual report on Form 10-K for the year ended December 31, 2010 for a description of certain assumptions made in connection with the valuation of these option awards.

(7)
Represents consulting fees received by the named executive officer prior to employment with US Gold.

        The named executive officers received salary as provided by the terms of their respective employment agreements.

        On February 21, 2008, we executed an employment agreement with Perry Ing to serve as Vice President of Finance and to succeed our Chief Financial Officer when he retired at the end of March 2008. Mr. Ing began serving as Chief Financial Officer effective April 1, 2008 and our employment agreement with him expired February 28, 2011. We are currently negotiating a new written employment agreement for Mr. Ing and he continues to serve as our Vice President and Chief Financial Officer under substantially the same terms as provided in the February 2008 employment agreement, except that base salary was increased to Cdn$180,000 from Cdn$150,000. We anticipate executing a new employment agreement with Mr. Ing in the near future. In that event, it is likely that Mr. Ing would be entitled to certain payments in the event his employment is terminated under certain circumstances. If we terminate the agreement without cause, or if the executive officer terminates the agreement with good reason, we would be obligated to pay one year's salary. Termination by an executive officer with good reason includes a "change in control," defined in the agreement to include the sale by US Gold of substantially all of its assets, the sale, exchange or other disposition of at least 50% of the outstanding voting shares of US Gold, a decision by US Gold to terminate its business and liquidate its assets, or the merger or consolidation of US Gold with another entity or any other type of reorganization where US Gold is not the surviving entity.

        Effective August 1, 2008, we executed employment agreements with Ian Ball and Stefan Spears to serve as Senior Vice President and Vice President, Projects, respectively, for three year terms (the "August 2008 Agreements"). Other than salary, the terms of these employment agreements were substantially similar. Each of these employment agreements expired in August 2011. We anticipate executing a new employment agreements with Messrs. Ball and Spears following completion of the Arrangement. In the meantime, each of Messrs. Ball and Spears continue to serve as Senior Vice President and Vice President, Projects, respectively. Under the August 2008 Agreements, Messrs. Ball and Spears were entitled to annual salaries of Cdn$150,00 and Cdn$125,000, respectively, paid in semi-monthly installments. Similar to the August 2008 Agreements, it is anticipated that the new employment agreements will entitled Messrs. Ball and Spears to certain payments in the event their employment is terminated under certain circumstances. For example, under the August 2008 Agreements, if we terminated ether agreement without cause, or the executive officer terminated the agreement with good reason, we were obligated to pay one year's salary in accordance with our regular pay schedule, or monthly salary for as many months in the period between the date of termination and July 31, 2011, if this period is less than one year. Termination by an executive officer with good reason included a "change in control" as defined above.

Grants of Plan Based Awards

        The grants of plan based awards under our Equity Incentive Plan to each named executive officer during the year ended December 31, 2010 are as follows:

								All Other Stock Awards: Number of Shares of Stocks or Units	All Other Option Awards: Number of Securities Underlying Options
											Grant Date Fair Value of Stock and Option Awards(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold(1)	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)
Perry Y. Ing	2/17/2010	—	—	—	—	90,000	—	—	—	2.51	$178,665
Ian J. Ball	2/17/2010	—	—	—	—	150,000	—	—	—	2.51	$297,774
Stefan Spears	2/17/2010	—	—	—	—	75,000	—	—	—	2.51	$148,887
Nils Engelstad	2/17/2010					30,000				2.51	$59,555

(1)
All of the options granted in 2010 are subject to a vesting schedule which requires that the named executive is an employee of or consultant to US Gold in order to exercise such options on the respective vesting date.

(2)
Calculated using the Black-Scholes-Merton option pricing model. Please see Note 9 to the consolidated financial statements filed with the 10-K for the year ended December 31, 2010 for a description of certain assumptions made in connection with the valuation of these option awards.

        In March 2011, the named executive officers were awarded additional options under the US Gold Equity Incentive Plan. Mr. Ing received options to purchase up to 100,000 additional shares, Mr. Ball 160,000 shares, Mr. Spears 93,000 shares and Mr. Engelstad 50,000 shares. All of the options vest over a period of three years beginning one year from the date of grant and are exercisable for a period of 10 years at a price of $7.10 per share.

Outstanding Equity Awards at Fiscal Year-End

        The outstanding equity awards for the named executive officers as of December 31, 2010 are as follows:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)		(#)	($)		(#)	($)	(#)	($)
Robert R. McEwen	333,333	666,667	(1)	—	0.91	1/7/2019	—	—	—	—
Perry Y. Ing	100,000	50,000	(2)	—	3.57	3/3/2018	—	—	—	—
Perry Y. Ing	—	33,334	(1)	—	0.91	1/7/2019	—	—	—	—
Perry Y. Ing	—	90,000	(3)	—	2.51	2/17/2020	—	—	—	—
Ian J. Ball	24,000	—		—	2.12	11/14/2015	—	—	—	—
Ian J. Ball	10,000	5,000	(4)	—	3.28	1/22/2018	—	—	—	—
Ian J. Ball	100,000	50,000	(5)	—	1.69	8/6/2018	—	—	—	—
Ian J. Ball	—	20,000	(1)	—	0.91	1/7/2019	—	—	—	—
Ian J. Ball	—	150,000	(3)	—	2.51	2/17/2020	—	—	—	—
Stefan Spears	24,000	—		—	2.12	11/14/2015	—	—	—	—
Stefan Spears	10,000	5,000	(4)	—	3.28	1/22/2018	—	—	—	—
Stefan Spears	70,000	50,000	(5)	—	1.69	8/6/2018	—	—	—	—
Stefan Spears	—	20,000	(1)	—	0.91	1/7/2019	—	—	—	—
Stefan Spears	—	75,000	(3)	—	2.51	2/17/2020	—	—	—	—
Nils Engelstad	—	30,000	(3)	—	2.51	2/17/2020	—	—	—	—

(1)
The options vest in equal installments over three years beginning January 7, 2010.

(2)
The options vest in equal installments over three years beginning March 3, 2009.

(3)
The options vest in equal installments over three years beginning February 17, 2011.

(4)
The options vest in equal installments over three years beginning January 22, 2009.

(5)
The options vest in equal installments over three years beginning August 6, 2009.

 Option Exercises and Stock Vested Table

        The following table describes the value realized by our named executive officers for options exercised during the year ended December 31, 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Perry Y. Ing	16,666	49,331	—	—
Ian S. Ball	10,000	18,200	—	—
Stefan Spears	40,000	71,000	—	—

(1)
Based on the closing price of our common stock on the NYSE Amex on the date of exercise of the options.

Director Compensation

        In November 2005, we established a compensation program for our directors except Mr. McEwen, which provides cash payments to directors in addition to long-term incentive equity awards. Directors receive fees of $20,000 annually for their service and additional amounts for committee service. The committee service amounts range from $2,000 to $10,000 annually, depending on the type of committee and whether the individual takes on additional responsibility as chairperson. The directors may also receive cash bonuses from time to time in circumstances where they serve on special committees or undertake additional activities in addition to their usual duties. The compensation received by our directors for fiscal 2010 is as follows:

Name(1)	Fees Earned or Paid in Cash	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Michele Ashby	$25,000	$—	$59,555	$—	$—	$84,555
Leanne Baker	30,000	—	59,555	—	—	89,555
Peter Bojtos	27,000	—	59,555	—	—	86,555
Declan Costelloe	22,000	—	59,555	—	—	81,555

(1)
Mr. McEwen is omitted from this table since he did not receive compensation in 2010 for service as a director.

(2)
Calculated using the Black-Scholes-Merton option pricing model. Please see Note 9 to the consolidated financial statements filed with the annual report on Form 10-K for the year ended December 31, 2010 for a description of certain assumptions made in connection with the valuation of these option awards.

 Compensation Committee Report

        The Compensation Committee is pleased to present the following Compensation Committee report:

        We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,
Michele L. Ashby (Chairperson and member)
Declan J. Costelloe (member)
Leanne M. Baker (member)

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee served as an officer or employee of US Gold during 2010 or was formerly an officer or employee of US Gold or had any relationship requiring disclosure under the related party transaction rules promulgated by the SEC. We are not aware that any relationships existed during 2010 where any of our executive officers served as a member of the compensation committee of another entity whose executive officers served on our Board or where any of our executive officers served as a director of another entity whose executive officers served on our Compensation Committee.

NO DISSENT OR APPRAISAL RIGHTS

        Under Colorado law, holders of shares of US Gold common stock are not entitled to dissent rights of appraisal in connection with the Arrangement or any of the matters to be acted on at the Meeting.

YEAR 2012 SHAREHOLDER PROPOSALS

        We anticipate that the next annual meeting of shareholders will be held in June 2012. Any shareholder who desires to submit a proper proposal, including submitting nominees, for inclusion in the proxy materials related to the next annual meeting of shareholders must do so in writing in accordance with Rule 14a-8 of the Exchange Act, and it must be received at our principal executive offices no later than December 30, 2011 in order to be considered for inclusion in the proxy statement for the 2012 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2012 annual meeting of shareholders without including such proposal in the 2012 proxy statement must provide us with a notice of such proposal no later than March 16, 2012. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

OTHER MATTERS

        As of the date of this proxy statement, the Board does not intend to present any matters for action at the Meeting other than those specifically referred to herein, nor is US Gold aware that other persons intend to present any other matters at the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote all proxies in accordance with the Board's recommendation on such matters, or, in the absence of a Board recommendation, in the discretion of the proxy holder.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, we maintain an Internet website that contains information about us, including our SEC filings, at www.usgold.com. The information contained on our website does not constitute a part of this proxy statement.

        Our common stock is listed on the NYSE and the TSX under the symbol "UXG."

        Minera Andes files audited annual financial statements and management's discussion and analysis related thereto, unaudited interim financial statements and management's discussion and analysis related thereto, information circulars and other information with the Canadian Securities Administrators on the System for Electronic Document Analysis and Retrieval, or SEDAR. The Canadian Securities Administrators maintain a website at www.sedar.com from which any electronic filings made by Minera Andes may be obtained without charge. In addition, Minera Andes is a private foreign issuer and is therefore subject to informational requirements of the Exchange Act and accordingly files annual reports on Form 40-F, reports of foreign private issuer on Form 6-K and other information with the SEC. The public may locate any materials filed by Minera Andes with the SEC at the SEC's Public Reference Room or on the SEC's Internet site. The materials filed by Minera Andes on SEDAR and with the SEC are not incorporated into this proxy statement and do not constitute a party of this proxy statement.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The SEC allows US Gold to "incorporate by reference" certain information into this proxy statement. This means that US Gold can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except for any information that is superseded by information in this proxy statement or in later filed documents incorporated by reference into this proxy statement. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and contain important information about US Gold and its financial performance.

        The following documents filed with the SEC, other than any portions of the respective filings that were furnished, rather than filed, pursuant to Item 2.02 or Item 7.01 of Current Reports on Form 8-K (including exhibits related thereto) or other applicable SEC rules, are incorporated by reference into this proxy statement:

  •
  US Gold's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on March 14, 2011;

  •
  US Gold's Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011 filed with the SEC on May 6, 2011 and August 5, 2011, respectively; and

  •
  US Gold's Current Reports on Form 8-K filed with the SEC on February 14, 2011, February 14, 2011, February 18, 2011, February 24, 2011, June 17, 2011, July 25, 2011, August 2, 2011, September 2, 2011 and September 23, 2011.

        Whenever US Gold files reports or documents under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy statement until the date of the Meeting, or the date the Meeting is reconvened if the Meeting was postponed or adjourned, those reports and documents will be deemed to automatically be incorporated into and become a part of this proxy statement; provided that no information that US Gold furnishes, rather than files, pursuant to Items 2.02 or 7.01 of Form 8-K (including exhibits related thereto) or other applicable SEC rules will be incorporated into this proxy statement. Any information contained in such subsequently filed reports that updates, modifies, supplements or replaces information contained in this proxy statement automatically shall supersede and replace such information. Any information that is modified or superseded by a subsequently filed report or document shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

        US Gold will provide without charge copies of any documents incorporated by reference into this proxy statement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into this proxy, and the Duff & Phelps Valuation report upon request submitted to the following address or telephone number:

Corporate Secretary
US Gold Corporation
Suite 4750, Brookfield Place
Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada M5J 2T3
866-441-0690

        To receive documents before the Meeting, your request must be received by [    •    ], 2011.

HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF MINERA ANDES INC.

June 30, 2011

(Unaudited—stated in thousands of United States dollars)

Notice to Reader—From Minera Andes Inc.

        The condensed interim consolidated financial statements of Minera Andes Inc. ("the Company") including the accompanying consolidated statements of financial position as at June 30, 2011, December 31, 2010 and January 1, 2010 and the consolidated statements of comprehensive income, changes in equity and cash flows for the three and six month periods ended June 30, 2011 and 2010 are the responsibility of the Company's management. The interim consolidated financial statements have been prepared by management and include the selection of appropriate accounting principles, judgments and estimates necessary to prepare these financial statements in accordance with International Financial Reporting Standards for interim financial statements.

MINERA ANDES INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the three and six month periods ended June 30, 2011 and 2010

(Unaudited—stated in thousands of U.S. Dollars except per share amounts)

		Three months ended		Six months ended
	Note	June 30, 2011	June 30, 2010 (see Note 5)	June 30, 2011	June 30, 2010 (see Note 5)
Income on investment in Minera Santa Cruz ("MSC")		$13,877	$4,529	$25,559	$4,672
Less amortization of deferred costs		(354)	(416)	(751)	(761)

Net income on Investment in MSC	7	13,523	4,113	24,808	3,911

Professional fees		(1,333)	(624)	(1,566)	(751)
Wages		(267)	(224)	(593)	(526)
Other operating expenses		(709)	(435)	(1,328)	(1,023)

Income before undernoted items		11,214	2,830	21,321	1,611
Foreign exchange (loss) gain		(80)	(341)	641	96
Interest and other income		41	2	69	11
Project loan interest expense	7	(564)	(652)	(1,121)	(1,298)
Project loan interest income	7	564	652	1,121	1,298
Write-off of exploration and evaluative assets	6	—	—	—	(2)
Unrealized gain (loss) on fair value of derivative liability	5	—	1,778	6,119	(293)

Income before income tax		11,175	4,269	28,150	1,423
Income tax expense		(498)	—	(423)	(36)

Net income for the period and comprehensive income		$10,677	$4,269	27,727	1,387

Basic and diluted earnings per share	8d	$0.04	$0.02	$0.10	$0.01

Weighted average number of shares, basic		282,665,228	264,741,621	280,309,431	263,991,336

Weighted average number of shares, diluted		285,159,568	265,363,190	284,045,857	264,746,507

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

Approved by the Board of Directors:

/s/ ROBERT R. MCEWEN Robert R. McEwen, President, Chief Executive Officer and Executive Chairman	/s/ ALLAN J. MARTER Allan J. Marter, Director

MINERA ANDES INC.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Unaudited—stated in thousands of U.S. Dollars)

		As at
	Note	June 30, 2011	December 31, 2010 (see Note 5)	January 1, 2010 (see Note 5)
ASSETS
Current:
Cash and cash equivalents		$10,567	$13,834	$18,872
Short term investments		11,405	—	—
Receivables and prepaid expenses		229	354	252
Project loan interest receivable	7	—	9,121	7,600

Total current assets		22,201	23,309	26,724
Project loan interest receivable	7	—	587	—
Project loan receivable	7	31,850	31,850	31,850
Exploration and evaluative assets	6	43,032	32,680	19,255
Investment in Minera Santa Cruz	7	127,419	103,954	88,723
Equipment, net		331	277	19

Total assets		$224,833	$192,657	$166,571

LIABILITIES
Current:
Accounts payable and accrued liabilities		$3,249	$3,500	$2,749
Project loan interest payable	7	—	9,121	7,600
Derivative liability	5	—	25,288	5,655

Total current liabilities		3,249	37,909	16,004
Deferred income tax liability		1,979	1,556	1,261
Project loan interest payable	7	—	587	—
Project loan payable	7	31,850	31,850	31,850

Total liabilities		37,078	71,902	49,115

SHAREHOLDERS' EQUITY
Share capital:	8
Common shares, no par value, unlimited number authorized
Issued June 30, 2011—282,698,854 shares		194,369	154,778	149,218
Issued December 31, 2010—266,965,121 shares
Contributed surplus		14,329	14,647	15,691
Accumulated deficit		(20,943)	(48,670)	(47,453)

Total shareholders' equity		187,755	120,755	117,456

Total liabilities and shareholders' equity		$224,833	$192,657	$166,571

Commitments (Note 10)

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

MINERA ANDES INC.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(Unaudited—stated in thousands of U.S. Dollars)

		Common Stock
				Contributed Surplus	Accumulated Deficit
	Note	# Shares	$			Total
Balance, December 31, 2009	5	262,908,851	$149,218	$15,691	$(47,453)	$117,456

Exercise of stock options	8b	130,000	63	—	—	63
Fair value of stock options exercised		—	47	(47)	—	—
Share based payments	8b	—	—	113	—	113
Exercise of warrants	8c	1,702,770	1,170	—	—	1,170
Fair value of warrants exercised		—	430	—	—	430
Net income for the period		—	—	—	1,387	1,387

Balance, June 30, 2010	5	264,741,621	$150,928	$15,757	$(46,066)	$120,619

Exercise of stock options	8b	2,115,000	2,128	—	—	2,128
Fair value of stock options exercised		—	1,369	(1,369)	—	—
Share based payments	8b	—	—	259	—	259
Exercise of warrants	8c	108,500	133	—	—	133
Fair value of warrants exercised		—	220	—	—	220
Net loss for the period		—	—	—	(2,604)	(2,604)

Balance, December 31, 2010	5	266,965,121	$154,778	$14,647	$(48,670)	$120,755

Exercise of stock options	8b	520,000	856	—	—	856
Fair value of stock options exercised		—	537	(537)	—	—
Share based payments	8b	—	—	219	—	219
Exercise of warrants	8c	15,213,733	19,028	—	—	19,028
Fair value of warrants exercised		—	19,170	—	—	19,170
Net income for the period		—	—	—	27,727	27,727

Balance, June 30, 2011		282,698,854	$194,369	$14,329	$(20,943)	$187,755

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

MINERA ANDES INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six month periods ended June 30, 2011 and 2010

(Unaudited—stated in thousands of U.S. Dollars)

		Three months ended		Six months ended
	Note	June 30, 2011	June 30, 2010 (see Note 5)	June 30, 2011	June 30, 2010 (see Note 5)
Cash provided by (used in):
Operating Activities:
Net income for the period		$10,677	$4,269	$27,727	$1,387
Adjustments to reconcile net income to net cash provided by operating activities:
Net income from Investment in MSC	7	(13,523)	(4,113)	(24,808)	(3,911)
Gain on disposal of assets		(15)	—	(15)	—
Project loan interest expense	7	564	652	1,121	1,298
Project loan interest income	7	(564)	(652)	(1,121)	(1,298)
Write-off of deferred exploration costs	6	—	—	—	2
Depreciation		9	8	16	8
Share based payments	8b	85	71	219	113
Unrealized (gain) loss on fair value of derivative liability	8c	—	(1,778)	(6,119)	293
Deferred income tax expense		498	—	423	36
Change in:
Receivables and prepaid expenses		(30)	64	125	71
Accounts payable and accrued liabilities		(3,326)	(1,867)	(250)	(143)

Cash used in operating activities		(5,625)	(3,346)	(2,682)	(2,144)

Investing Activities:
Purchase of equipment		(3)	(80)	(76)	(179)
Proceeds on sale of equipment		21	—	21	—
Short term investments (net)		(60)	—	(11,405)	—
Mineral properties and deferred exploration		(4,713)	(3,863)	(10,352)	(9,824)
Investment in Minera Santa Cruz	7	672	—	1,343	—

Cash used in investing activities		(4,083)	(3,943)	(20,469)	(10,003)

Financing Activities:
Common shares issued	8	533	—	19,884	1,233
Project loan interest receivable	7	851	—	10,829	—
Project loan interest payable	7	(851)	—	(10,829)	—

Cash provided by financing activities		533	—	19,884	1,233

Decrease in cash and cash equivalents		(9,175)	(7,289)	(3,267)	(10,914)
Cash and cash equivalents, beginning of period		19,742	15,247	13,834	18,872

Cash and cash equivalents, end of period		$10,567	$7,958	$10,567	$7,958

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

1. REPORTING ENTITY

        Minera Andes Inc. ("Minera Andes", "MAI" or the "Company") is a company domiciled in Canada. The condensed interim consolidated financial statements of the Company as at and for the three and six month periods ended June 30, 2011 comprise the Company and its subsidiaries (together referred to as the "Group") and the Company's investments in associates. The Company is primarily involved in the business of acquiring, exploring and evaluating exploration and evaluation ("E&E") assets, and based on the results of such evaluation, either developing these properties further (by way of joint venture or otherwise) or disposing of them.

        The consolidated financial statements of the Company as at and for the year ended December 31, 2010 which were prepared under Canadian GAAP are available upon request from the Company's registered office at 99 George Street, 3rd Floor, Toronto, Ontario, Canada, M5A 2N4 or are available on SEDAR at www.sedar.com and on the United States Securities and Exchange Commission ("SEC") EDGAR system at www.sec.gov.

        The Company's assets are comprised primarily of (i) a 49% equity interest in Minera Santa Cruz S.A. ("MSC") which owns the San José silver/gold mine in the Santa Cruz province of Argentina (the San José Mine"); (ii) the Los Azules Copper Project, and (iii) interests in exploration stage properties in the provinces of San Juan, Santa Cruz and Chubut in Argentina.

        The San José Mine is a joint venture between the Company and Hochschild Mining plc pursuant to which title to the assets is held by MSC, an Argentinean corporation. MSC is owned, as to 49%, by Minera Andes S.A. ("MASA"), an indirect wholly-owned subsidiary of Minera Andes and, as to 51%, by Hochschild Mining (Argentina) Corporation S.A., a subsidiary of Hochschild Mining plc (together with its affiliates and subsidiaries, "Hochschild"). The San José Mine began commercial production in 2008 and is operated by Hochschild.

        With the exception of its interest in the San José Mine, the Company is in the process of exploring its other properties and has not yet determined whether these properties, including Los Azules, contain reserves that are economically recoverable. The amounts shown on the Company's balance sheet as E&E assets represent net costs incurred to date, less amounts recovered from third parties and/or written off, and do not necessarily represent present or future values. The recoverability of amounts shown on the balance sheet for E&E assets depend upon the existence of economically recoverable reserves, securing and maintaining title and beneficial interest in the properties, obtaining the financing required to explore and develop the properties, entering into agreements with others to explore and develop the E&E assets, and upon future profitable production or proceeds from disposition of the E&E assets. In the future, the Company's ability to continue its E&E activities, will depend in part on the Company's ability to generate material revenues or to obtain financing through issuance of equity securities, debt financing, joint venture arrangements or other means.

2. BASIS OF PREPARATION

a. Statement of Compliance

        These condensed consolidated interim financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting and are for part of the period covered by the first IFRS annual

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

2. BASIS OF PREPARATION (Continued)

financial statements and IFRS 1 First-time Adoption of International Financial Reporting Standards has been applied (Note 4). The condensed consolidated interim financial statements do not include all of the information required for full annual financial statements.

        The accounting policies set out below have been applied consistently to all periods presented in preparing the opening balance sheet at January 1, 2010 (Note 5) for the purposes of transition to IFRS. The accounting policies have been applied consistently by the Company and its subsidiaries. These condensed consolidated interim financial statements were approved by the Board of Directors on August 10, 2011.

b. Basis of Presentation and Adoption of IFRS

        In 2010, the Canadian Institute of Chartered Accountants' ("CICA") Handbook was revised to incorporate IFRS, and require publicly accountable enterprises to apply such standards effective for years beginning on or after January 1, 2011. Accordingly, the Company reports on this basis in these interim consolidated financial statements. In these financial statements, the term "Canadian GAAP" refers to Canadian GAAP before the adoption of IFRS. These interim financial statements do not conform in all respects with disclosures required for annual financial statements and should be read in conjunction with the annual financial statements and related notes thereto.

        The policies applied in these interim consolidated financial statements are based on IFRS issued and outstanding as of August 10, 2011, the date the Board of Directors approved the statements. Any subsequent change to IFRS, that are given effect in the Company's annual consolidated financial statements for the year ending December 31, 2011 could result in restatement of these interim consolidated financial statements, including the transition adjustments recognized on change-over to IFRS.

        Note 5 discloses IFRS information for the year ended December 31, 2010 that is material to an understanding of these consolidated interim financial statements.

c. Basis of Measurement and Principles of Consolidation

        The condensed consolidated interim financial statements have been prepared on the historical cost basis.

        The consolidated interim financial statements include all the accounts of the Company and all of its subsidiaries and investments, including its principal subsidiaries, MASA, Andes Corporation Minera S.A. ("ACMSA") and Las Yaretas S.A. ("LYSA") as well as other non-significant subsidiaries.

        The investment in MSC is accounted for by the equity method, which involves the recording of the initial investment at cost and the subsequent adjusting of the carrying value of the investment for the Company's proportionate share of the income or loss and other changes in MSC's net assets. All significant intercompany transactions and balances have been eliminated from the consolidated financial statements.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

2. BASIS OF PREPARATION (Continued)

d. Functional and Presentation Currency

        These condensed consolidated interim financial statements are presented in U.S. dollars, which is the Company's functional currency, and the functional currency of all subsidiaries and equity investment.

e. Use of Estimates and Judgment

        The preparation of consolidated financial statements in conformity with IFRS requires that the Company's management make estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and related notes to the financial statements. Actual results may differ from those estimates.

        In preparing these condensed consolidated interim financial statements, the significant judgments made by management in applying the Company's accounting policies and the key sources of estimation uncertainty are expected to be the same as those to be applied in the Company's first annual IFRS financial statements.

        Significant estimates used in the preparation of these consolidated financial statements include, but are not limited to, the recoverability of E&E assets, investments, long-lived assets, reclamation obligations, share-based payments, income taxes, the recording of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from management's best estimates.

3. SIGNIFICANT ACCOUNTING POLICIES

        The accounting policies sent out below have been applied consistently to all periods presented in these condensed consolidated interim financial statements and in preparing the opening IFRS statement of financial position at January 1, 2010 for the purposes of the transition to IFRS, unless otherwise indicated.

a. Foreign Currency Transactions

        The consolidated interim financial statements are presented in U.S. dollars, which is the Company's presentation currency. Items included in the financial statements of each of the Company's subsidiaries are measured using the currency of the primary economic environment in which the entity operates (the "functional currency"). Although some the Company's transactions are denominated in Canadian dollars and Argentine pesos, the predominant currency is the U.S. dollar.

        Monetary assets and liabilities are translated at the rates of exchange at the consolidated balance sheet date. Non-monetary assets and liabilities are translated at historical exchange rates prevailing at each transaction date. Foreign exchange gains and losses resulting from the translation of monetary assets and liabilities not denominated in the functional currency are recognized in the condensed consolidated statement of comprehensive income or loss.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b. Exploration and evaluation expenditures

        Exploration and evaluative assets consist of exploration and mining concessions, options and contracts. Acquisition and leasehold costs and exploration costs are capitalized and deferred until such time as the property is put into production or the properties are disposed of either through sale or abandonment.

        Exploration and evaluation costs consist of:

  •
  Gathering exploration data through topographical and geological studies;

  •
  Exploratory drilling, trenching and sampling;

  •
  Determining the volume and grade of the resource;

  •
  Test work on geology, metallurgy, mining, geotechnical and environmental; and

  •
  Conducting engineering, marketing and financial studies.

        Proceeds received from the sale of any interest in a property are first credited against the carrying value of the property, with any excess included in operations for the period. If a property is abandoned, the property and deferred exploration costs are written off to operations.

        The application of the Company's accounting policy for exploration and evaluation expenditure requires judgement in determining whether it is likely that future economic benefits are likely, which may be based on assumptions about future events or circumstances. Estimates and assumptions made may change if new information becomes available. If, after expenditure is capitalized, information becomes available suggesting that the recovery of expenditure is unlikely, the amount capitalized is written off in the consolidated statement of income in the period when the new information becomes available. The Company assesses each cash-generating ("CGU") unit annually to determine whether any indication of impairment exists.

        Where an indicator of impairment exists, a formal estimate of the recoverable amount is made, which is considered to be the higher of the fair value less costs to sell and value in use. These assessments require the use of estimates and assumptions such as long-term commodity prices, discount rates, future capital requirements, exploration potential and operating performance. Fair value is determined as the amount that would be obtained from the sale of the asset in an arm's-length transaction between knowledgeable and willing parties.

c. Investments in associates (equity-accounted investees)

        Associates are those entities in which the Company has significant influence, but not control, over the financial and operating policies which are neither subsidiaries nor interest in joint ventures. Significant influence is presumed to exist when the Company holds between 20 and 50 percent of the voting power of another entity.

        Investments in associates are accounted for using the equity method (equity-accounted investees) and are recognized initially at cost. The cost of the investment includes transaction costs. The equity

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

method involves the recording of the initial investment at cost and the subsequent adjusting of the carrying value of the investment for the Company's proportionate share of the income or loss and other changes in the associate's net assets.

        The consolidated statements include the Company's share of the income or loss and other comprehensive income of equity-accounted investees, after adjustments to align the accounting policies with those of the Company, from the date the significant influence commences until the date that significant influence or joint control ceases.

        When the Company's share of losses exceeds its interest in an equity-accounted investee, the carrying amount of that interest, including any long-term investments, is reduced to zero, and the recognition of further losses is discontinued except to the extent that the Company as an obligation or has made payments on behalf of the investee.

        At each balance sheet date the Company assesses the investment in associates for indicators of impairment.

d. Property, Plant and Equipment

  (i) Recognition and Measurement

        Items of property, plant and equipment ("PPE") are measured at cost less accumulated depreciation and accumulated impairment losses. The cost of an item of PPE consists of the purchase price, any costs directly attributable to bringing the asset to the location and condition necessary for its intended use and an initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located.

  (ii) Depreciation

        Depreciation is based on the cost of an asset less its residual value. Significant components of individual assets are assessed, and if a component has a useful life that is different from the remainder of that asset, then that component is depreciated separately. Equipment is recorded at cost, and depreciation is provided on a declining—balance basis over estimated useful lives.

        The estimated lives for the current and comparative periods are as follows:

Plant and Equipment	5 years
Office furniture and equipment	5 years
Vehicles	5 years

  (iii) Impairment

        The carrying amounts of the Company's property, plant and equipment are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the asset's recoverable amount is estimated. In addition, capitalized exploration and evaluation costs

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

are assessed for impairment upon demonstrating the technical feasibility and commercial viability of a project.

        Impairment is determined for an individual asset unless the asset does not generate cash inflows that are independent of those generated from other assets or groups of assets, in which case, the individual assets are grouped together into CGUs for impairment purposes.

        An impairment exists when the carrying amount of the asset, or group of assets, exceeds its recoverable amount. The impairment loss is the amount by which the carrying value exceeds the recoverable amount and such loss is recognized in the consolidated statement of operations. The recoverable amount of an asset is the higher of its fair value less costs to sell and its value in use.

        A previously recognized impairment loss is reversed if there has been a change in the estimates used to determine the asset's recoverable amount since the last impairment loss was recognized such that the recoverable amount has increased.

e. Accounting for Income Taxes

        Income tax expense comprises of current and deferred tax. Current tax is the expected tax payable or receivable on the taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years. Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

        Current tax and deferred tax is recognized in profit or loss except to the extent that it relates to a business combination, or items recognized directly in equity. Income taxes are calculated using the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the deferred tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax losses and other deductions carried forward.

        Deferred income tax assets and liabilities are calculated using enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled. An asset (liability) is recognized on the balance sheet when it is probable that the future economic benefits will flow to (away from) the entity and the asset has a cost or value that can be measured reliably.

        The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period in which the change is substantively enacted. Income tax expense is recognized based on management's best estimate of the weighted average annual income tax rate expected for the full financial year.

f. Basic and Diluted Earnings (Loss) per Common Share

        The Company presents basic and diluted income (loss) per share data for its ordinary shares. Basic income (loss) per share is calculated by dividing the income (loss) attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period,

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

adjusted for own shares held. Diluted earnings per share is determined by adjusting the diluted income (loss) attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding, adjusted for own shares held, for the effects of all dilutive potential ordinary shares, which comprise share options granted to employees. This is described further in Note 8(d).

g. Share-Based Payment Transactions

        The grant-date fair value of share-based payment awards granted to employees is recognized as an employee expense, with a corresponding increase in equity, over the period that the employees unconditionally become entitled to the awards. The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market vesting conditions are expected to be met, such that the amount ultimately recognized as an expense is based on the number of awards that meet the related service and non-market performance conditions at the vesting date.

        The Company's stock option plan is described in Note 8(b). The value of stock options is estimated on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes option pricing model requires the input of subjective assumptions, including the expected term of the option and stock price volatility. Management estimates the number of awards likely to vest at the time of grant and at each reporting date up to the vesting date. Annually, the estimate forfeiture rate is adjusted for actual forfeitures in the period.

        The fair value of stock options granted is recognized as a charge to operations on a graded vesting basis over the applicable vesting period, with an offset to contributed surplus. See Note 8(b) for details of assumptions used in calculations.

        Stock options and other equity instruments issued as purchase consideration in non-cash transactions, other than as consideration for E&E assets, are recorded at fair value determined by management using the Black-Scholes option pricing model. The fair value of the shares issued as purchase consideration for E&E assets is based upon the trading price of those shares on the TSX on the date of the agreement to issue shares as determined by the Board of Directors.

h. Reclamation Obligations

        A legal or constructive obligation to incur restoration, rehabilitation, and environmental costs may arise when environmental disturbance is caused by the exploration, development, or ongoing production of an E&E interest. The Company's exploration activities are subject to various governmental laws and regulations relating to the protection of the environment. These environmental regulations are continually changing and are generally becoming more restrictive. The Company has made, and intends to make in the future, expenditures to comply with such laws and regulations. The Company has recorded a liability for the estimated future cost of reclamation, based on geologists' estimates of the cost to comply with the regulations. However, these estimates are subject to change based on changes in circumstances and any new information that becomes available. This policy is directed only at the Company's properties. The asset retirement obligation related to the investment in MSC is recorded on the financial statements of MSC.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        A provision is recognized when the Company has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation, and the amount of the obligation can be reliably estimated. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

i. Warrants

        Proceeds from unit placements are allocated between shares and warrants issued according to their relative fair value. The value of the share component is credited to share capital and the value of the warrant component is credited to a liability account (refer to Note 5 for explanation of the new IFRS standards). Upon exercise of the warrants, consideration paid by the warrant holder together with the amount previously recognized in the liability account is recorded as an increase to share capital.

j. Financial Instruments

        The Company holds certain financial instruments such as cash and cash equivalents, short term investments, receivables, the Project Loan Receivable, the Project Loan Payable and related interest receivable and payable, accounts payable and accruals. IAS 39 Financial Instruments: Recognition and Measurement requires classification of financial instruments into one of four categories: financial assets at fair value through profit or loss, held-to-maturity investments, loans and receivables, and available-for-sale financial assets.

  (i) Non-derivative financial assets

Loans and Receivables

        Loans and receivables are financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value plus any directly attributable transaction costs. Subsequent to initial recognition loans and receivables are measured at amortized cost using the effective interest method, less any impairment losses.

        Loans and receivables consist of trade and other receivables, Project Loan and interest receivable.

Cash and Cash Equivalents

        Cash and cash equivalents include cash and highly liquid investments with an original term of less than 90 days. This is recorded at fair value through profit and loss.

Short-Term Investments

        Short-term investments, which represent highly liquid investments with an original term of greater than 90 days. This is recorded at fair value through profit and loss.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of financial assets

        Financial assets are assessed or indicators of impairment at the end of each reporting period. Financial assets are impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial assets, the estimated future cash flows of the investments have been negatively impacted. Evidence of impairment could include:

  •
  Significant financial difficulty of the issuer or counterparty; or

  •
  Default or delinquency in interest or principal payments; or

  •
  It becoming probable that the borrower will enter bankruptcy or financial re-organization

        The carrying amount of financial assets is reduced by any impairment loss for all financial assets. If, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortized cost would have been had the impairment not been recognized.

  (ii) Non-derivative financial liabilities

Financial Liabilities at Fair Value through Profit or Loss

        Accounts payable and accruals, Project Loan and interest payable, bank loan and related party payable are classified as financial liabilities at amortized cost. The Company initially recognizes debt securities issued and subordinated liabilities on the date that they are originated. All other financial liabilities (including liabilities designated at fair value through profit or loss) are recognized initially on the trade date at which the Company becomes a party to the contractual provisions of the instrument.

        The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled or expired. Financial assets and liabilities are offset and the net amount presented in the statements of financial position when, and only when, the Company has legal right to offset the amounts and intends to either settle on a net basis or to realize the asset and settle the liability simultaneously.

Other Financial Liabilities

        The Company classifies non-derivative financial liabilities into the other financial liabilities category. Such financial liabilities are recognized initially at fair value plus any directly attributable transaction costs. Subsequent to initial recognition, these financial liabilities are measured at amortised cost using the effective interest method.

        Other financial liabilities comprise trade and other payables. Risks relating to financial instruments is described in Note 12.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial instruments recorded at fair value

        Financial instruments recorded at fair value on the condensed consolidated statement of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

  •
  Level 1—valuation based on quoted prices (unadjusted) in active markets for identical assets or liabilities;

  •
  Level 2—valuation techniques based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices);

  •
  Level 3—valuation techniques using inputs for the asset or liability that are not based on observable market data (unobservable inputs).

        As of June 30, 2011, December 31, 2010, and January 1, 2010, cash, cash equivalents, and short term investments are considered level 1 items.

4. RECENT ACCOUNTING PRONOUNCEMENTS

        Certain pronouncements were issued by the International Accounting Standards Board ("IASB") or the International Financial Reporting Interpretations Committee ("IFRIC") that are mandatory for accounting periods after December 31, 2011. Pronouncements that are not applicable or do not have a significant impact to the Company have been excluded from the listing below.

        (a)   The following five new Standards were issued by the IASB in May 2011, and are effective for annual periods beginning on or after January 1, 2013. Early application is permitted if all five Standards are adopted at the same time.

  (i) Consolidated Financial Statements

        IFRS 10 Consolidated Financial Statements ("IFRS 10") will replace existing guidance on consolidation in IAS 27 Consolidated and Separate Financial Statements, and SIC 12 Consolidation—Special Purpose Entities. The portion of IAS 27 that deals with separate financial statements will remain. IFRS 10 changes the definition of control, such that the same consolidation criteria will apply to all entities. The revised definition focuses on the need to have both "power" and "variable returns" for control to be present. Power is the current ability to direct the activities that significantly influence returns. Variable returns can be positive, negative or both. IFRS 10 requires continuous assessment of control of an investee in line with any changes in facts and circumstances.

  (ii) Joint Arrangements

        IFRS 11 Joint Arrangements ("IFRS 11") will replace IAS 31 Interests in Joint Ventures, and SIC 13 Jointly Controlled Entities—Non-monetary Contributions by Venturers. IFRS 11 defines a joint arrangement as an arrangement where two or more parties contractually agree to share control. Joint control exists only when the decisions about activities that significantly affect the returns of an

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

4. RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

arrangement require the unanimous consent of the parties sharing control. The focus is not solely on the legal structure of joint arrangements, but rather on how the rights and obligations are shared by the parties to the joint arrangement. IFRS 11 eliminates the existing policy choice of proportionate consolidation for jointly controlled entities. In addition, the Standard categorizes joint arrangements as either joint operations or joint ventures.

  (iii) Disclosure of Interests in Other Entities

        IFRS 12 Disclosure of Interests in Other Entities ("IFRS 12") is the new Standard for disclosure requirements for all forms of interests in other entities, including subsidiaries, joint arrangements, associates and unconsolidated structured entities. Matters covered include information about the significant judgments and assumptions that any entity has made in determining whether it has control, joint control or significant influence over another entity.

  (iv) Separate Financial Statements

        IAS 27 Separate Financial Statements ("IAS 27") has been updated to require an entity presenting separate financial statements to account for those investments at cost or in accordance with IFRS 9 Financial Instruments. The amended IAS 27 excludes the guidance on the preparation and presentation of consolidated financial statements for a group of entities under the control of a parent currently within the scope of the current IAS 27 Consolidated and Separate Financial Statements that is replaced by IFRS 10.

  (v) Investments in Associates and Joint Ventures

        IAS 28 Investments in Associates and Joint Ventures ("IAS 28") has been revised and it is to be applied by all entities that are investors with joint control of, or significant influence over, an investee. The scope of IAS 28 Investments in Associates does not include joint ventures.

        (b)   IFRS 13 Fair Value Measurement ("IFRS 13") was issued by the IASB in May 2011, and is effective for annual periods beginning on or after January 1, 2013. Early application is permitted. IFRS 13 was issued to remedy the inconsistencies in the requirements for measuring fair value and for disclosing information about fair value measurement in various current IFRSs. IFRS 13 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, i.e. an exit price.

        (c)   The IASB is expected to publish new IFRSs on the following topics during 2012. The Company will assess the impact of these new standards on the Company's operations as they are published:

  •
  Leases

  •
  Revenue recognition

  •
  Stripping costs

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

4. RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

        (d)   Financial Instruments IFRS 9, "Financial Instruments" ("IFRS 9") was issued by the IASB on November 12, 2009 and will replace IAS 39. IFRS 9 uses a single approach to determine whether a financial asset is measured at amortized cost or fair value, replacing the multiple classification options in IAS 39. The approach in IFRS 9 is based on how an entity manages its financial impairment methods in IAS 39. IFRS 9 is effective for annual periods beginning on or after January 1, 2013. The Company is currently evaluating the impact of IFRS 9 on its consolidated financial statements.

5. TRANSITION TO IFRS

Overview

        The Company's unaudited condensed consolidated financial statements are prepared in accordance with IAS 34, using accounting policies consistent with IFRS. The accounting policies described in Notes 2 and 3 have been selected to be consistent with IFRS as is expected to be effective or available for adoption on December 31, 2011, the Company's first annual IFRS reporting date. These policies have been applied in the preparation of these unaudited condensed consolidated interim financial statements, including all comparative information.

        The following summarizes the significant changes to the Company's accounting policies on adoption of IFRS:

  a) Impairment of (non-financial) assets

        IFRS requires a write down of assets if the higher of the fair market value and the value in use of a group of assets is less than its carrying value. Value in use is determined using discounted estimated future cash flows. Current Canadian GAAP requires a write down to estimated value only if the undiscounted estimated future cash flows of a group of assets are less than its carrying value.

        The Company's accounting policies related to impairment of non-financial assets have been changed to reflect these differences. There is no impact on the unaudited condensed consolidated interim financial statements.

  b) Decommissioning liabilities

        IFRS requires the recognition of a decommissioning liability for legal or constructive obligations, while current Canadian GAAP only requires the recognition of such liabilities for legal obligations. A constructive obligation exists when an entity has created reasonable expectations that it will take certain actions.

        The Company's accounting policies related to decommissioning liabilities have been changed to reflect these differences. There is no impact on the unaudited condensed consolidated interim financial statements.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

5. TRANSITION TO IFRS (Continued)

  c) Transition date unaudited condensed consolidated statement of financial position

        The Company's Transition Date IFRS unaudited consolidated statement of financial position is included as comparative information in the unaudited condensed consolidated interim statements of financial position in these financial statements. The changes in accounting policies resulting from the Company's adoption of IFRS had no impact on the unaudited consolidated statement of financial position as at the transition date of January 1, 2010.

  d) Share based payments

        IFRS 2 requires each vesting tranche to be valued with unique assumptions, as if it were a separate grant. The Company now also uses an estimate of forfeiture rates based on historical trends experienced by the Company. Further discussion of share based payments appears below in section i).

  e) Warrants

        International Accounting Standard 32, Classification of Rights Issues ("IAS 32") was amended to address the accounting for rights issues (rights, options or warrants) that are denominated in a currency other than the functional currency of the issuer. Prior to the amendment, such rights issues were accounted for as derivative liabilities. The amendment states that, if such rights are issued pro rata to an entity's existing shareholders for a fixed amount of any currency, they should be classified as equity, regardless of the currency in which the exercise price is denominated. IAS 32 is effective for years beginning on or after February 1, 2010. Since the rights were not issued pro rata to the Company's existing shareholders, and are denominated in a currency (Canadian dollars) other than the functional currency of the entity, the Company will disclose them as a derivative liability on its condensed consolidated statements of financial position. This derivative liability is required to be revalued according to fair market value which the Company has done using the Black-Scholes fair valuation model. Further discussion of warrants appears below in section i).

  f) Deferred tax liability

        Under Canadian GAAP, deferred tax was not recognized for temporary differences resulting from differences between the functional currency of accounting for a foreign operation and the local currency in which they are filed. Under IFRS, such temporary differences in currencies are recognized. This has resulted in a deferred tax liability to the Company.

Presentation

        Certain amounts on the unaudited condensed consolidated statements of financial position, statements of comprehensive income (loss) and statements of cash flows have been reclassified to conform to the presentation adopted under IFRS.

        The effect of the Company's transition to IFRS, described in Note 2, is summarized in this note as follows:

  i)
  Transition adjustments

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

5. TRANSITION TO IFRS (Continued)

  ii)
  Reconciliation of liabilities, equity and comprehensive income as previously reported under Canadian GAAP to IFRS

  iii)
  Adjustments to the statement of cash flows

  i) Transition adjustments

        The Company has recorded transition adjustments related to share based payments (a), warrants (b), and deferred taxes (c) as described in Note 3 (ii).

  ii) Reconciliation of liabilities, equity and comprehensive income as previously reported under Canadian GAAP to IFRS

Liabilities

		December 31, 2010	As at June 30, 2010	January 1, 2010
Liabilities as reported under Canadian GAAP		$45,058	$43,354	$42,199
Current liabilities
Adjustment for warrant FMV and reclass to liabilities	b	25,288	5,515	5,655
Noncurrent liabilities
Adjustment for deferred tax liability	c	1,556	1,297	1,261

Liabilities as reported under IFRS		$71,902	$50,166	$49,115

Equity

		December 31, 2010	As at June 30, 2010	January 1, 2010
Equity as reported under Canadian GAAP		$147,599	$127,432	$124,372
Retained earnings:
Adjustment for graded vesting	a	(189)	(100)	(77)
Adjustment for warrant FMV and reclass to liabilities	b	(22,393)	(2,404)	(2,110)
Adjustment for deferred tax liability	c	(1,556)	(1,297)	(1,261)
Contributed Surplus:
Adjustment for graded vesting	a	189	100	77
Adjustment for warrant FMV and reclass to liabilities	b	(3,520)	(3,545)	(3,545)
Common stock:
Adjustment for warrant exercise	b	625	433	—

Equity as reported under IFRS		$120,755	$120,619	$117,456

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

5. TRANSITION TO IFRS (Continued)

Comprehensive income

		Year ended December 31, 2010	Three months ended June 30, 2010	Six months ended June 30, 2010
Comprehensive income as reported under Canadian GAAP		$19,473	$2,510	$1,740
Decrease in net income for:
Adjustment for graded vesting of stock options	a	(112)	(19)	(23)
Adjustment for warrant FMV and reclass to liabilities	b	(20,283)	1,778	(294)
Adjustment for deferred tax liability	c	(295)	—	(36)

Comprehensive income (loss) as reported under IFRS		$(1,217)	$4,269	$1,387

Explanatory Notes

        a)    Under Canadian GAAP, grants have been amortized using the straight line method over the vesting period. IFRS 2 requires graded amortization. Under Canadian GAAP, grants are amortized at a non tranche level (single valuation). IFRS 2 requires each vesting tranche to be valued with unique assumptions, as if it were a separate grant. The Company's valuation assumptions were affected by changing single valuation to tranche level valuation. The change affected expected life calculation, which in turn affected the volatility and risk free rate calculations.

        Under IFRS, the Company now also uses an estimate of forfeiture rates based on historical trends experienced by the Company. Under Canadian GAAP no estimate was used, but rather actual forfeitures were accounted for as they occurred. The change affected the calculation of share based payment expense. The Company applied both the IFRS amortization method and forfeiture rate to options not yet vested on the Transition Date.

        IFRS 2 requires that vesting conditions that are not based on market conditions should have their expense calculated using a best estimate on awards expected to vest.

        The net effect of the above adjustments was to accelerate the amortization of the share based payment expense. The cumulative increase in share based payment expense as at January 1, 2010, was $0.08 million. For the six month period ended June 30, 2010 the increase was $0.02 million. For the year ended December 31, 2010, the increase in share based payment expense was $0.1 million.

        b)    As explained above, IAS 32 requires that the warrants should be classified as a derivative liability. The Company has reclassified an amount of $5.7 million from equity to derivative liability on the Transition Date.

        c)     As a result of fluctuations between the functional currency and the local currency, the accounting basis of the Company's exploration and evaluative assets exceed the tax basis of these assets. This measurement difference has created a deferred tax liability to the Company. A deferred tax liability of $1.3 million was recognized as at January 1, 2010 and as at June 30, 2010, and the liability increased to $1.6 million as at December 31, 2010.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

5. TRANSITION TO IFRS (Continued)

  iii) Adjustments to the statement of cash flows

        The transition from Canadian GAAP to IFRS caused the comprehensive income for the three and six month periods ended June 30, 2010 to, respectively, increase by $1.8 million and decrease by $0.4 million, resulting in resepective comprehensive income of $4.3 million and $1.4 million. For the three and six month periods ended June 30, 2010 the share based payment expense increased by $0.02 million and $0.02 million respectively; the adjustment in the fair value of warrants resulted in an $1.8 million decrease in expense and $0.3 million increase in expense, respectively; and, the deferred tax expense increased by $nil and $0.04 million, respectively.

6. EXPLORATION AND EVALUATIVE ASSETS

2011 COSTS BY PROPERTY—for the six month period ended June 30, 2011

	San Juan
			Santa Cruz	Chubut
		San Juan Cateos
Description	Los Azules		Cateos	Cateos	Total
Balance, beginning of period	$27,423	$487	$4,770	$—	$32,680
Assays and analytical	211	—	16	—	227
Engineering and consulting	1,120	—	32	—	1,152
Drilling	5,671	—	437	—	6,108
Geology and geophysics	409	—	84	—	493
Site maintenance	1,157	—	64	—	1,221
Project overhead	390	—	189	—	579
Property and mineral rights	16	—	39	—	55
Wages and benefits	517	—	—	—	517

Balance, end of period	$36,914	$487	$5,631	$—	$43,032

2010 COSTS BY PROPERTY—for the twelve month period ended December 31, 2010

	San Juan
			Santa Cruz	Chubut
		San Juan Cateos
Description	Los Azules		Cateos	Cateos	Total
Balance, beginning of year	$15,094	$481	$3,670	$10	$19,255
Assays and analytical	229	—	23	—	252
Engineering and consulting	1,728	—	94	—	1,822
Drilling	5,632	—	490	—	6,122
Geology and geophysics	738	—	269	—	1,007
Site maintenance	1,577	—	68	—	1,645
Project overhead	703	—	108	—	811
Property and mineral rights	1,248	6	44	3	1,301
Wages and benefits	474	—	4	—	478
Write off of deferred costs	—	—	—	(13)	(13)

Balance, end of year	$27,423	$487	$4,770	$—	$32,680

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

6. EXPLORATION AND EVALUATIVE ASSETS (Continued)

San Juan Projects, Argentina

        The San Juan Project comprises four properties, which includes Los Azules in southwestern San Juan province. At present, these lands are not subject to a royalty; however, the government of San Juan has not waived its rights to retain up to a 3% "mouth of mine" royalty from production. Annual land holding costs are approximately $0.04 million.
        On April 1, 2010, the Company (and certain subsidiaries) filed a Statement of Claim in the Supreme Court of British Columbia against TNR Gold Corp and its subsidiary, Solitario Argentina S.A. (together "TNR"). This claim was subsequently consolidated with a related matter between TNR and MIM Argentina Exploraciones S.A. ("Xstrata Copper" or "Xstrata") commenced by TNR against Xstrata in the Supreme Court of British Columbia in 2008. These claims, in part, pertain to a purported 25% back-in right (or in the alternative, damages) by TNR to certain properties comprising the Company's Los Azules copper project.

        Certain of the properties formerly held by Xstrata (and certain affiliates) and later transferred to the Company pursuant to the (Los Azules) Option Agreement remain subject to an underlying option agreement between Xstrata and Solitario Argentina S.A. ("Solitario"), whereby Solitario had the right to back-in up to 25% of the properties covered by the underlying option agreement (the "Solitario Agreement"), exercisable by Solitario upon the satisfaction of certain conditions within 36 months of Xstrata exercising the option, including the production of a feasibility study. Xstrata exercised the option pursuant to the Solitario Agreement effective April 23, 2007. The 36-month period expired on April 23, 2010, without a feasibility study having been completed. TNR has also ubsequently amended its claim to include that Xstrata (and Minera Andes) did not complete the required exploration expenditures pursuant to exercise the option to acquire the properties underlying the Solitario Agreement. TNR, by consequence, among other things, claims properties underlying the Solitario Agreement should be returned to TNR. The properties subject to these claims comprise a significant portion of the Los Azules copper project.

        The Company rejects the alleged right of TNR to back-in to any portion of the Los Azules Copper Project and its assertion that the Solitario Agreement option was not validly exercised. At this time, the Company is not able to estimate the potential financial impact of this claim. However, if resolved adversely to the Company, this litigation could materially adversely affect the value of the Company's interest in the Los Azules Project and its ability to develop the Los Azules Project.

Santa Cruz Projects, Argentina

        The Company currently controls 18 (2010—17) cateos and 49 (2010—45) manifestations of discovery in the Santa Cruz province. The Company has been actively exploring in the region since 1997. The properties have been acquired on the basis of geologic and geochemical reconnaissance. Annual land holding costs are approximately $0.02 million.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

7. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine

        The Company's interest in, and the affairs of, MSC are governed by an Option and Joint Venture Agreement dated March 15, 2001, as amended, between the Company, MASA and Hochschild (the "OJVA"). Under the OJVA the Company is entitled to appoint one of the three members of the Board of Directors of MSC and Hochschild is entitled to appoint the balance of the members of the Board of Directors of MSC. The OJVA grants the Company a "veto" in respect of certain matters regarding the affairs of MSC and the operation of the San José Mine. In addition the OJVA grants the Company certain approval rights with respect to new project capital expenditures and exploration.

        The development and the subsequent commencement of construction of the San José Mine under the OJVA was financed by the Company and Hochschild under successive loan agreements ("Shareholder Loan Agreements"). The construction of the San José Mine as a 750 tonnes per day facility and the subsequent expansion to a 1,500 tonnes per day facility was financed by the Company and Hochschild under successive project finance letter and loan agreements ("Project Loan Letter Agreement" and "Project Finance Loan Agreement" respectively).

        A summary of the amounts owed by MSC under the OJVA financing agreements are as follows (in thousands of US dollars):

	Payable to, as at
	June 30, 2011		December 31, 2010
	MAI	Hochschild	MAI	Hochschild
Project finance loan agreement
Principal	$31,850	$33,150	$31,850	$33,150
Interest	—	—	9,708	—
Shareholder loan agreement
Principal	24,213	25,239	24,213	25,239
Interest	4,464	4,850	5,021	5,428

Total payable by MSC	$60,527	$63,239	$70,792	$63,817

  a) Project Finance Loan Agreement

        Definitive project finance loan documentation (the "Project Finance Loan Agreement") was completed September 17, 2010 between the Company, MSC and by assignment, Hochschild Mining Holdings Limited (the "Hochschild Lender"), an affiliate of Hochschild Mining plc.

        Prior to this date, project financing for the San José Mine was governed by an agreement dated June 29, 2007, as amended, (the "Project Loan Letter Agreement") between the Company, MSC and by assignment, the Hochschild Lender.

        Pursuant to the Project Finance Loan Agreement, which reflects earlier documentation, the Hochschild Lender and the Company agreed to provide MSC with a permanent secured project loan (the "Project Loan") in the aggregate amount of $65 million. The Project Finance Loan Agreement was structured as loans to MSC by the Company and the Hochschild Lender in amounts proportionate to their shareholdings in MSC.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

7. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine (Continued)

        The Project Finance Loan Agreement affirms the concepts of the Project Loan Letter Agreement, which provides that the loan to be made by the Company to MSC would be structured as (i) a loan by the Hochschild Lender to the Company (the "Project Loan Payable"); and (ii) a corresponding loan by the Company to MSC (the "Project Loan Receivable") on the same terms as the preceding loan by the Hochschild Lender to the Company. Both the Project Loan Payable and the Project Loan Receivable bear interest at the same rate and upon the same terms (including repayment).

        The amounts owed under the Project Finance Loan Agreement by the Company to the Hochschild Lender are currently unsecured except that, as security for the loan made by the Hochschild Lender to the Company, the Company has pledged to the Hochschild Lender, its right to the repayment of the corresponding loans made by the Company to MSC.

        The amounts advanced under the Project Finance Loan Agreement bear a fixed interest rate of 7.00%.

        As at June 30, 2011, December 31, 2010, and January 1, 2010 the entire Project Loan had been advanced and the Company's 49% share of the Project Loan was $31.85 million. Therefore, the Company recorded the Project Loan Payable and the Project Loan Receivable in offsetting amounts on our balance sheet as the project loan was advanced to MSC by the Hochschild Lender on the Company's behalf. The project loan receivable/payable and related interest income/expense will be paid to the Hochschild Lender by MSC on the Company's behalf. During the second quarter of 2011 MSC repaid $0.9 million (2010—$nil) relating to accrued interest outstanding to the Hochschild Lender as per the terms of this agreement. The accrued interest outstanding as at June 30, 2011, December 31, 2010, and January 1, 2010 was, respectively, $nil, $9.7 million, and $7.6 million.

  b) Shareholder Loan Agreement

        Financing for the initial development of the San José Mine was provided pursuant to a loan agreement dated September 10, 2004, as amended, (the "Shareholder Loan Agreement") and was structured as loans to MSC by the Company and Hochschild in amounts proportionate to their shareholdings in MSC. The amounts advanced under the Shareholder Loan Agreements are subordinated to those advanced under the Project Finance Loan Agreements and form part of our investment in MSC.

        The amounts advanced under the Shareholder Loan Agreement bear a fixed interest rate of 7.00%.

        As at June 30, 2011, December 31, 2010, and January 1, 2010, the Shareholder Loan Agreement receivable was $24.2 million and the corresponding interest receivable was $4.5 million, $5.0 million, and $11.9 million respectively. These amounts were recorded within the carrying value of the investment in MSC on the Company's balance sheet with $2.8 million, $2.8 million, and nil due within 12 months, respectively. During the second quarter of 2011 the Company received a scheduled repayment of $0.7 million (2010—$nil), relating to accrued interest outstanding.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

7. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine (Continued)

  c) Investment in MSC

        The Company's share of earnings and losses from our investment in MSC is included in the consolidated statements of income and includes 49% of MSC's net income of $26.7 million and $48.8 million for the respective three and six month periods ended June 30, 2011, and net income of $7.0 million and $5.1 million for the respective three and six month periods ended June 30, 2010.

        The movement in our investment in MSC is comprised of the following:

	June 30, 2011	As at December 31, 2010	January 1, 2010
Investment in MSC, beginning of year January 1:	$103,954	$88,723	$80,344

Income from equity investment	23,959	21,980	6,621
Amortization of pre 2008 capitalized interest income on loans to MSC	835	1,858	1,321
Interest expensed by MSC and included in equity method pickup, net of income taxes	765	2,296	2,646

Income on Investment in MSC	25,559	26,134	10,588
Less:
Amortization of deferred costs	(751)	(1,673)	(1,239)
Repayment of Loan Interest	(1,343)	(9,230)	—
Advances returned during the period	—	—	(576)
Derecognition of deferred costs	—	—	(394)

Investment in MSC, end of period	$127,419	$103,954	$88,723

	Three months ended,		Six months ended,
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Summary of MSC's financial information from operations:
Sales—MSC 100%	$88,166	$49,428	$155,989	$62,086

Net income—MSC 100%	26,733	6,954	48,897	5,133

Minera Andes Inc. portion—49%	13,099	3,408	23,959	2,515
Equity adjustments:
Amortization of pre 2008 capitalized interest income on loans to MSC	393	461	835	845
Interest expensed by MSC and included in equity method pickup, net of income taxes	385	660	765	1,312

Income on investment in MSC	13,877	4,529	25,559	4,672
Less: amortization of deferred costs	(354)	(416)	(751)	(761)

Net income on investment in MSC	$13,523	$4,113	$24,808	$3,911

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

8. SHARE CAPITAL

a. Authorized

	Common Stock
	Number of shares	Amount
Outstanding as at December 31, 2009	262,908,851	$149,217
Exercise of stock options	2,245,000	2,191
Fair value of stock options exercised		1,417
Exercise of warrants	1,811,270	1,303
Fair value of warrants exercised	—	650

Outstanding as at December 31, 2010	266,965,121	$154,778
Exercise of stock options	520,000	856
Fair value of stock options exercised	—	537
Exercise of warrants	15,213,733	19,028
Fair value of warrants exercised	—	19,170

Outstanding as at June 30, 2011	282,698,854	$194,369

b. Share-Based Payment Transactions

        The aggregate number of shares issuable upon exercise of all options granted under the Minera Andes Stock Option Plan (the "Plan") shall not exceed 10% of the Company's issued and outstanding common shares up to a maximum of 18,940,243 shares. Under the Plan, no participant may be granted an option to purchase shares, which exceeds the number of shares permitted to be issued under the Plan pursuant to the rules or policies of any stock exchange on which the common shares are then listed. Under the Plan, the exercise price of each option shall be determined by the directors and shall not be less than the closing price of the Company's common shares on the stock exchange on which the shares are listed on the last trading day immediately preceding the day on which the options are granted.

        Options granted under the Plan will not be transferable and, if not exercised but subject to the authority of the Board to extend such time, will expire twelve (12) months following the date the optionee ceases to be a director, officer, employee or consultant of the Company by reason of death, or three (3) months after ceasing to be a director, officer, employee or consultant of the Company for any reason other than death.

        The Company records a charge to the statements of income using the Black-Scholes fair valuation option pricing model. The valuation is dependent on a number of estimates, including the risk free interest rate, the level of stock volatility, together with an estimate of the level of forfeiture. The level of stock volatility is calculated with reference to the historic traded daily closing share price at the date of issue.

        The Company used the following range of assumptions for its Black-Scholes valuations: dividend yield—Nil; risk free rate—1.69% to 3.41%; expected volatility of 62.2% to 76.6%; expected life of 3.48 to 5.0 years, and a forfeiture rate of 0%—7.69%.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

8. SHARE CAPITAL (Continued)

        Option pricing models require the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable measure of the fair value of the Company's share purchase options.

        Stock options granted to a director, officer, employee, or consultant are exercisable for either a five or ten year period. Incentive stock options granted either vest immediately or 33 1/3% at each twelve (12) month interval following the date of grant.

        At June 30, 2011, 5,332,243 (December 31, 2010—5,307,243) options were available for grant under the Plan.

        In connection with the vesting of certain non-employees, employees and directors stock options, the Company recorded stock option compensation expense for the respective three and six month periods ended June 30, 2011 of $0.1 million and $0.2 million (2010—$0.1 million and $0.1 million).

        A summary of the status of the Plan as of June 30, 2011, and December 31, 2010, and changes during the periods ended is as follows:

	Six months ended June 30, 2011			Year ended December 31, 2010
	Options	Weighted Avg. Exercise Price		Options	Weighted Avg. Exercise Price
Outstanding at beginning of period	5,302,000	C$	1.29	7,835,000	C$	1.27
Granted	—		—	1,242,000		1.03
Exercised	(520,000)		1.61	(2,245,000)		0.99
Cancelled/Forfeited	—		—	(940,000)		1.36
Expired	—		—	(590,000)		1.49

Outstanding at end of period	4,782,000	C$	1.25	5,302,000	C$	1.29

Exercisable at end of period	3,677,332	C$	1.34	3,658,334	C$	1.44

	Three months ended June 30, 2011	Year ended December 31, 2010
Weighted average fair value of options granted during the period	—	C$	0.56

        The weighted average remaining contractual life of outstanding options is 1.78 years at June 30, 2011 (December 31, 2010—2.19 years).

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

8. SHARE CAPITAL (Continued)

        At June 30, 2011, options were held by directors, officers, employees and non-employees as follows:

Number of Options	Exercise Price		Expiry Date
2,460,000	C$	1.51	December 27, 2011
315,000	C$	1.36	May 23, 2013
300,000	C$	0.81	September 11, 2013
200,000	C$	0.73	March 1, 2014
200,000	C$	0.67	March 13, 2014
90,000	C$	0.66	September 30, 2014
1,117,000	C$	1.02	May 13, 2015
100,000	C$	1.13	May 13, 2015

4,782,000

c. Warrants

        A summary of the status of the outstanding warrants at June 30, 2011, and December 31, 2010, and changes during the periods ended on those dates is:

	Six months ended June 30, 2011			Year ended December 31, 2010
	Warrants	Weighted Avg. Exercise Price		Warrants	Weighted Avg. Exercise Price
Outstanding and exercisable at beginning of period	15,244,000	C$	1.25	17,055,273	C$	1.20
Issued	—		—	—		—
Expired	(30,267)		1.25	(3)		—
Exercised	(15,213,733)		1.25	(1,811,270)		0.73

Outstanding and exercisable at end of period	—	C$	—	15,244,000	C$	1.25

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

8. SHARE CAPITAL (Continued)

d. Basic and Diluted Earnings per Common Share

        Basic income per share is calculated by dividing net income applicable to common shareholders by the weighted-average number of common shares outstanding for the period.

	Three months ended		Six months ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
	(In thousands except per share amounts)		(In thousands except per share amounts)
Net income available to shareholders	$10,677	$4,269	$27,727	$1,387
Weighted average shares outstanding
Basic	282,665,228	264,741,621	280,309,431	263,991,336
Effect of dilutive stock options	2,494,340	621,569	2,601,340	580,912
Effect of dilutive warrants	—	—	1,135,086	174,259

Diluted	285,159,568	265,363,190	284,045,857	264,746,507
Net income per share
Basic	$0.04	$0.02	$0.10	$0.01

Diluted	$0.04	$0.02	$0.10	$0.01

9. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

        Accounts payable are non-interest bearing and are normally settled on a 30 to 90 day basis. Accrued liabilities include employee vacation and payroll accruals and exploration expenses for which invoices have not yet been received.

	As at
	June 30, 2011	December 31, 2010	January 1, 2010
Falling due within the year
Accounts payable and accrued liabilities	$3,249	$3,500	$2,749

Total	$3,249	$3,500	$2,749

10. COMMITMENTS

        As of June 30, 2011, MSC signed agreements with third party providers relating to the operation of the San José Mine. Our 49% portion of these commitments is approximately $11.0 million.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

11. RELATED PARTY TRANSACTIONS

2083089 Ontario Inc.

        The Company pays a management service fee to a related party, 2083089 Ontario Inc. ("208") under the terms of a management services agreement. 208 is a company controlled by Mr. Robert R. McEwen ("Mr. McEwen"), the chairman and chief executive officer of the Company and beneficial owner of more than 5% of our voting securities. Mr. McEwen is also the chief executive officer and director of 208, which provides management services to a number of entities in which Mr. McEwen has significant equity interests. The management services fees cover inter-alia, rent, personnel, office expenses, and other administrative services on a cost recovery basis. During the respective three and six month periods ended June 30, 2011 the Company paid $47,942 and $89,889 (2010—$40,525 and $80,401) to 208. Mr. McEwen receives no compensation from 208.

Lexam L.P.

        Beginning in the second quarter of 2010, an aircraft owned and operated by Lexam L.P. (of which Mr. McEwen is a limited partner and beneficiary) has been made available to the Company in order to expedite business travel. In his role as Chairman and CEO of Minera Andes as well as being involved in senior management with two other mineral exploration companies, Mr. McEwen must travel extensively and frequently on short notice.

        The Company is able to charter the aircraft from Lexam L.P. at a preferential rate. The Company's independent board members have approved a policy whereby only the variable expenses of operating this aircraft for business related travel are eligible for reimbursement. The hourly amount that the Company has agreed to reimburse Mr. McEwen is well under half the full cost per hour of operating the aircraft or equivalent hourly charter cost and in any event less than even Mr. McEwen's preferential charter rate. Where possible, trips also include other company personnel, both executives and non-executives, to maximize efficiency.

        During the respective three and six month periods ended June 30, 2011 the Company incurred costs of $nil and $131,782 (2010—$4,613 and $4,613) related to the business use of Lexam L.P.'s aircraft.

12. FINANCIAL INSTRUMENTS

        During the six month period ended June 30, 2011, and the year ended December 31, 2010, the Company used cash and short term investments to maintain an appropriate capital structure and ensure sufficient liquidity to meet the needs of the business. The Company has not executed any interest rate contracts or other derivative financial instruments to manage the risks associated with its operations and, therefore, in the normal course of business the Company is inherently exposed to a number of risks related to changes in foreign currency exchange rates, interest rates, credit risk, liquidity risk and commodity price fluctuations.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

12. FINANCIAL INSTRUMENTS (Continued)

        The carrying value and fair value of the Company's financial assets and liabilities as at June 30, 2011, December 31, 2010, and January 1, 2010, is summarized as follows:

	June 30, 2011		December 31, 2010		January 1, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value
Fair value through profit and loss	$21,971	$21,971	$13,834	$13,834	$18,872	$18,872
Loans and receivables	$31,983	$31,983	$41,644	$41,644	$31,900	$31,900
Other liabilities	$37,017	$37,017	$71,843	$71,843	$47,719	$47,719

        The fair value of the cash and cash equivalents, short-term investments, receivables, current Project Loan interest receivable, accounts payable and accruals, and current Project Loan interest payable, and related party payable approximate their fair values due to their short term nature.

        The fair value of the non-current debt approximates the amortized cost as the interest rates reflect the estimated market rates.

        The Company's Canadian dollar denominated common share purchase warrants are considered derivative instruments and are measured at fair value which is calculated using the Black-Scholes fair valuation model, with changes in the fair value recognized in the consolidated statement of operations. For the respective three and six month periods ended June 30, 2011, the Company recognized a gain of $nil and $6.1 million while for the same periods ended June 30, 2010 the Company recognized a gain of $1.8 million and a loss of $0.3 million, respectively, in the consolidated statement of operations.

RISK MANAGEMENT

(a) Market Risk

  (i) Currency risk

        The Company is exposed to currency risk on purchases and borrowings that are denominated in a currency other than the respective functional currency of the Company entities which is the U.S. dollar.

        The Company is exposed to foreign currency risk on fluctuations in its Canadian denominated cash, short-term investments, accounts payable and accrued liabilities. The net asset amount of Canadian dollars subject to foreign currency fluctuations as at June 30, 2011, was equal to $14.4 million. As a result, every percentage change in the US/Canada exchange rate will affect its income by approximately $0.1 million, on a per annum basis. As at June 30, 2011, the Company also had cash, accounts payable, and accrued liabilities denominated in Argentinean pesos. However, these amounts are typically only held (in the case of cash) or outstanding (in the case of accounts payable and accrued liabilities) for a short period of time so the foreign exchange risk is minimal. The Company does not use derivative instruments to mitigate such risks.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

12. FINANCIAL INSTRUMENTS (Continued)

  (ii) Interest rate risk

        Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As at June 30, 2011, the Company had an outstanding balance of $31.9 million under the Project Loan Payable, plus accrued interest. The Project Loan Payable bears fixed interest at a rate of 7.0% as of the definitive agreement date of the loan. As the terms on the Project Loan Receivable are the same as the terms of the Project Loan Payable there is no interest rate risk.

(b) Credit risk

        Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents, and the Project Loan Receivable and interest due thereon.

        The Company's cash and cash equivalents consist of deposit instruments that are held with major financial institutions in Canada and are not considered a material credit risk to the Company. The Company also holds US dollars in an account at a United States financial institution and pesos in an international bank in Argentina. Funds held in the US and Argentina are held for the purposes of meeting existing accounts payable and current payroll. The credit risk of cash and cash equivalents held outside of Canada is not considered a material credit risk to the Company.

        Management has determined that the credit risk associated with the Project Loan Receivable is mitigated by positive cash flows anticipated from MSC, frequent receipt of financial information regarding the operations of MSC, MSC's proven and probable reserve report, the present value of silver and gold, and financial support by its majority shareholder, Hochschild. Moreover, the Project Loan Receivable will not be collected until the Project Loan Payable is paid, and the Project Loan Payable will only be paid if the Project Loan Receivable is collected. Management does not believe that the Project Loan Payable and Project Loan Receivable present significant credit risk, however, should MSC be unable to settle amounts due, the impact on the Company could be significant. The maximum exposure to a loss arising from the Project Loan Receivable is equal to its total carrying value on the balance sheet. The Company has not used derivative instruments to mitigate such risks associated with credit risk.

(c) Liquidity risk

        The Company's approach to managing the liquidity risk is to provide reasonable assurance that it can provide sufficient capital to meet liabilities when due. The Company's ability to settle short-term and long-term liabilities when due is dependent on future liquidity from capital sources or positive cash flows from its projects. At June 30, 2011, the Company's accounts payable and accrued liabilities were approximately $3.2 million all of which are due for payment within normal terms of trade which is generally 30 to 60 days. The Company regularly reviews its receivable balances and follows up on amounts past due. Should sufficient cash not be available to settle liabilities, the Company also relies

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

12. FINANCIAL INSTRUMENTS (Continued)

on equity, third-party and related party financing to manage its liquidity and the settlement of liabilities. The Company has not used any derivative or other financial instruments to mitigate this risk.

        The Company's Contractual Obligations as at June 30, 2011 are set out below:

		Payments Due by Period Ending
Contractual Obligations	Total	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014	31-Dec-15 and after
Long-Term Debt—Project Loan Payable(1)	$31,850	$—	$—	$—	$—	$31,850
Operating Lease Obligations(2)	829	49	348	329	103	—
Purchase Obligations	160	80	80	—	—	—
Accounts Payable and Accrued Liabilities	$3,249	3,249	—	—	—	—

Total	$36,088	$3,378	$428	$329	$103	$31,850

Notes:

(1)
The Company's obligations under the Project Loan Payable are offset by corresponding obligations under the Project Loan Receivable, including interest.

(2)
Consists of various lease agreements for office and storage space in Spokane, United States, Toronto, Canada and Mendoza and San Juan, Argentina.

(d) Commodity price risk

        The Company's profitability depends on metal prices for gold and silver and, if other projects enter into production, on copper prices and other base metals. Gold, silver and copper prices are affected by numerous factors such as the sale or purchase of gold and silver by various central banks and financial institutions, interest rates, exchange rates, inflation or deflation, fluctuations in the value of the US dollar and foreign currencies, global and regional supply and demand, and political and economic conditions of major gold, silver and copper-producing countries throughout the world. The Company has not and may not be able to hedge in respect of gold and silver sales arising from its equity investment in MSC, nor does MSC hedge its sales. In the event that the Company's other projects enter into production and revenue contracts are entered into in respect of other commodities and base metals, including copper, the Company will reconsider the relative merits of entering into commodity price hedges.

13. COMPARATIVE FIGURES

        Certain financial statement line items from prior periods have been reclassified to conform to the current year's presentation.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

14. CAPITAL DISCLOSURES

        The Company defines capital that it manages as its shareholders equity. At June 30, 2011, total managed capital was $187.8 million (2010—$120.8 million). Minera Andes' objectives when managing capital are to:

  •
  Safeguard its ability to continue as a going concern;

  •
  Have sufficient capital to develop its mining projects and take them into production; and

  •
  Meet external capital requirements on its credit facilities, when required.

        The Company manages its capital structure and makes adjustments to it, in order to have the funds available to support the acquisition, exploration and development of mining interests. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain future development of the business.

        The properties in which the Company currently has an interest are in the exploration stage with the exception of the San José Mine, which is in production; as such the Company is dependent on external equity financing to fund its activities. In order to carry out planned exploration and pay for administrative costs, the Company will spend its existing working capital and raise additional amounts as needed. The Company will continue to assess new properties and seek to acquire an interest in additional properties if it feels there is sufficient geologic or economic potential and if it has the adequate financial resources to do so. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the size of the Company, is reasonable.

        Neither the Company nor its subsidiaries are subject to externally imposed capital requirements.

15. DIFFERENCES BETWEEN INTERNATIONAL FINANCIAL REPORTING STANDARDS AND UNITED STATES GENERAL ACCEPTED ACCOUNTING PRINCIPLES

        As discussed in Note 2, these financial statements are prepared in accordance with International Financial Reporting Standards ("IFRS"). Differences between IFRS and United States generally accepted accounting principles ("US GAAP") as they apply to these financial statements are summarized as follows:

  a)
  The U.S. Securities and Exchange Commission's staff has taken the position that a U.S. registrant without proven and probable economic reserves, in most cases, could not support the recovery of the carrying value of deferred exploration costs. Minera Andes has incurred exploration expenditures primarily pertaining to the Los Azules and Santa Cruz properties. To date, these properties do not contain proven and probable economic reserves, as a result the exploration and evaluation expenditures are expensed under US GAAP.

  b)
  Minera Andes' investment in MSC has proven and probable reserves but MSC did not receive government approval of the Environmental Impact Assessment until the first quarter of 2006. To reconcile Minera Andes's financial statements from IFRS to US GAAP all exploration and development costs incurred up to December 31, 2005 have been expensed.

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

15. DIFFERENCES BETWEEN INTERNATIONAL FINANCIAL REPORTING STANDARDS AND UNITED STATES GENERAL ACCEPTED ACCOUNTING PRINCIPLES (Continued)

  c)
  Under IFRS, temporary differences resulting from differences between the functional currency of accounting for a foreign operation and the local currency in which they are filed, for tax purposes, are recognized as a deferred tax asset/liability. This has resulted in a deferred tax liability for Minera Andes under IFRS. Such revaluation is prohibited under ASC 740-10-25-3(f), and as a result, this deferred tax liability has been removed from the Pro Forma Financial Statements.

  d)
  The impact of items (a) to (c) on the consolidated financial statements is as follows:

	As at
	June 30 2011	June 30 2010
Shareholders' equity, end of period, per IFRS	$187,755	$120,620
Adjustment for deferred tax liability	1,979	1,297
Adjustment for mineral properties and deferred exploration costs	(43,032)	(29,077)
Adjustment for mineral property and deferred exploration cost portion of investment	(17,804)	(24,021)

Shareholders' equity, end of period, per U.S. GAAP	$128,898	$68,819

	Six Months Ended
	June 30 2011	June 30 2010
Net income for the period, per IFRS	$27,727	$1,387
Adjustment for deferred tax liability	423	36
Adjustment for deferred exploration costs, net	(10,352)	(9,822)
Adjustment for investment	885	5,879

Net income (loss) for the period, per U.S. GAAP	$18,683	$(2,520)

Basic and diluted net income (loss) per common share, per U.S. GAAP	$0.07	$(0.01)

	As at
	June 30 2011	June 30 2010
Total liabilities, end of period, per IFRS	$37,078	$50,167
Adjustment for deferred tax liability	(1,979)	(1,297)

Total liabilities, end of period, per U.S. GAAP	$35,099	$48,870

MINERA ANDES INC.

NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2011

(Unaudited—in thousands of U.S. Dollars unless otherwise stated)

15. DIFFERENCES BETWEEN INTERNATIONAL FINANCIAL REPORTING STANDARDS AND UNITED STATES GENERAL ACCEPTED ACCOUNTING PRINCIPLES (Continued)

	As at
	June 30 2011	June 30 2010
Total assets, end of period, per IFRS	$224,833	$170,787
Adjustment for mineral properties and deferred exploration costs	(43,032)	(29,077)
Adjustment for mineral property and deferred exploration cost portion of investment	(17,804)	(24,021)

Total assets, end of period, per U.S. GAAP	$163,997	$117,689

	Six Months Ended
	June 30 2011	June 30 2010
Cash flows, for the period, used in operating activities under IFRS	$(2,682)	$(2,144)
Adjustment related to investment	885	5,879
Adjustment related to mineral properties	(10,352)	(9,822)

Cash flows, for the period, used in operating activities under U.S. GAAP	$(12,149)	$(6,087)

Cash flows, for the period, used in investing activities under IFRS	$(20,469)	$(10,003)
Adjustment related to investment	(885)	(5,879)
Adjustment related to mineral properties	10,352	9,822

Cash flows, for the period, used in investing activities under U.S. GAAP	$(11,002)	$(6,060)

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING

        The consolidated financial statements of Minera Andes Inc. have been prepared by, and are the responsibility of the Company's management.

        The consolidated financial statements are prepared in accordance with accounting principles generally accepted in Canada and reflect management's best estimates and judgments on information currently available. In the opinion of management, the accounting practices utilized are appropriate in the circumstances and the consolidated financial statements fairly reflect the financial position and results of operations of the Company within reasonable limits of materiality.

        Management has developed and is maintaining a system of internal controls to obtain reasonable assurance that the Company's assets are safeguarded, transactions are authorized, and financial information is reliable. All internal control systems have inherent limitations, including the possibility of circumvention and overriding of controls, and, therefore, can provide only reasonable assurance as to financial statement preparation and safeguarding of assets.

        The Board of Directors is responsible for ensuring management fulfills its responsibilities. The Audit Committee meets with the Company's management and external auditors to discuss the results of the audit and to review the annual consolidated financial statements prior to the Audit Committee's submission to the Board of Directors for approval. The Audit Committee also reviews the quarterly financial statements and recommends them for approval to the Board of Directors, reviews with management the systems of internal control and security, and approves the scope of the external auditors audit and non-audit work. The Audit Committee is composed entirely of directors not involved in the daily operations of the Company and thus is considered to be free from any relationship that could interfere with the exercise of independent judgment as a Committee member.

        The consolidated financial statements have been audited by KPMG LLP, Chartered Accountants, Licensed Public Accountants and their report outlines the scope of their examination and gives their opinion on the consolidated financial statements.

June 6, 2011

//signed// Robert R. McEwen President and Chief Executive Officer
//signed// Perry Y. Ing Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Minera Andes Inc.

        We have audited the accompanying consolidated balance sheets of Minera Andes Inc. as at December 31, 2010 and December 31, 2009 and the related consolidated statements of operations and comprehensive income, shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 2010. These consolidated financial statements are the responsibility of Minera Andes Inc.'s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note 2.a(i) to the financial statements, the December 31, 2010 consolidated financial statements have been restated to correct the overstatement of investment income in Minera Santa Cruz S.A. and the associated overstatement of the carrying value of the investment in Minera Santa Cruz S.A.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Minera Andes Inc. as of December 31, 2010 and December 31, 2009 and its consolidated results of operations and its consolidated cash flows for each of the years in the two-year period ended December 31, 2010 in conformity with Canadian generally accepted accounting principles.

        The consolidated financial statements for the year ended December 31, 2008 except as to Notes 2.a(ii) and 12(f)(g), which was audited by KPMG as of March 31, 2010, were audited by other auditors, who expressed an opinion without reservation on those statements, in their report dated March 24, 2009 (July 28, 2009 as to the effects of the restatement discussed in Note 18 of the consolidated financial statements not presented herein included in the Amendment No. 2 of Form 40-F/A for the year ended December 31, 2008). We have audited the adjustments for the future tax expenses related to interest income on the investment in Minera Santa Cruz, as discussed in note 2.a(ii), in the December 31, 2008 financial statements and in our opinion, the adjustments, in all material respects, as appropriate and has been properly applied.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Minera Andes Inc.'s internal control over financial reporting as of December 31, 2010, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 30, 2011 expressed an unqualified opinion on the effectiveness of Minera Andes Inc.'s internal control over financial reporting.

Chartered Accountants, Licensed Public Accountants

Toronto, Canada

March 30, 2011, except for Note 2.a(i), which is as of June 6, 2011

BDO Canada LLP Chartered Accountants	600 Cathedral Place 925 West Georgia Street Vancouver, BC, Canada V6C 3L2 Telephone: (604) 688-5421 Facsimile: (604) 688-5132 E-mail: vancouver@bdo.ca www.bdo.ca

Independent Auditors' Report

To The Shareholders of
Minera Andes Inc.

        We have audited, before the effects of the adjustments as noted in Notes 2(a)(ii) and 12(f)(g), the Consolidated Statements of Operations, Changes in Shareholders' Equity, and Cash Flows for the year ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        With respect to the consolidated financial statements for the year ended December 31, 2008 we conducted our audit in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements, prior to the adjustments as described in Notes 2(a)(ii) and 12(f)(g), present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2008 in accordance with Canadian generally accepted accounting principles.

        As discussed in Note 12(f)(g), the Company has restated its Differences between Canadian and United States Generally Accepted Accounting Principles in relation to an error in the elimination of an intercompany interest amount and a reconciling error noted in the depreciation and amortization method calculated on the mineral properties and deferred exploration asset within its investment in Minera Santa Cruz for the year ended December 31, 2008.

        As discussed in Note 2(a)(ii), the Company restated its future tax expense and opening accumulated deficit in relation to its interest income with Minera Santa Cruz for the year ended December 31, 2008.

        We were not engaged to audit, review, or apply any procedures to the adjustments as described in Notes 2(a)(ii) and 12(f)(g) and accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Such adjustments were audited by KPMG LLP.

(Signed) BDO Canada LLP

Chartered Accountants
Vancouver, Canada

        March 24, 2009 (July 28, 2009 as to the effects of the restatement discussed in Note 18 of the consolidated financial statements not presented herein included in the Amendment No.2 of Form 40F/A for the year ended December 31, 2008).

Comments by Auditors for U.S. Readers on Canada-U.S. Reporting Differences

        In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast doubt on the Company's ability to continue as a going concern such as those described in Note 1 of the December 31, 2008 consolidated financial statements. Our report to the shareholders dated March 24, 2009 (July 28, 2009 as to the effects of the restatement discussed in Note 18 of the consolidated financial statements not presented herein included in the Amendment No.2 of Form 40F/A for the year ended December 31, 2008), is expressed in accordance with Canadian reporting standards which do not present a reference to such conditions and events in the auditor's report when these are adequately disclosed in the December 31, 2008 consolidated financial statements.

(Signed) BDO Canada LLP

Chartered Accountants
Vancouver, Canada

        March 24, 2009 (July 28, 2009 as to the effects of the restatement discussed in Note 18 of the consolidated financial statements not presented herein included in the Amendment No.2 of Form 40F/A for the year ended December 31, 2008).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Internal Control Over Financial Reporting

To the Board of Directors and the Shareholders of Minera Andes Inc.

        We have audited Minera Andes Inc.'s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Minera Andes Inc.'s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, in management's annual report on internal control over financial reporting included in Form 40-F for the year ended December 31, 2010. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Minera Andes Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Minera Andes Inc. as of December 31, 2010 and 2009, and the related consolidated statements of operations and comprehensive income, shareholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2010 and our report dated March 30, 2011 expressed an unqualified opinion on those consolidated financial statements.

Chartered Accountants, Licensed Public Accountants

Toronto, Canada
March 30, 2011

MINERA ANDES INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(stated in thousands of United States dollars, except per share amounts)

		Year ended December 31,
(In thousands, except per share amounts)	Note Ref.	2010 (restated-Note 2a)	2009	2008
Income on Investment in Minera Santa Cruz ("MSC")		$26,134	$10,588	$5,416
Less amortization of deferred costs		(1,673)	(1,239)	(720)

Net income on Investment in MSC	5	24,461	9,349	4,696

Professional fees		1,875	2,597	2,239
Wages		3,579	3,484	2,798

Total general and administrative expenses		5,454	6,081	5,037
Foreign exchange (loss) gain		(462)	(350)	1,220
Interest and other income		(17)	(30)	(407)
Interest expense and accretion of debt discount		—	1,144	2,817
Project loan interest expense	5	2,514	2,616	2,626
Project loan interest income	5	(2,514)	(2,616)	(2,626)
Write-off of exploration and evaluative assets	4	13	12	4

Net income (loss) before taxes		19,473	2,492	(3,975)
Income tax recovery	11	—	1,623	—

Net income (loss) and other comprehensive income (loss)		$19,473	$4,115	$(3,975)

Basic and diluted income (loss) per common share	6d	$0.07	$0.02	$(0.02)

Weighted average number of shares, basic		264,570,376	236,524,261	189,696,255

Weighted average numer of shares, diluted		269,891,396	237,052,075	189,696,255

Approved by the Board of Directors:

/s/ ROBERT R. MCEWEN Robert R. McEwen, President, Chief Executive Officer and Executive Chairman	/s/ ALLAN J. MARTER Allan J. Marter, Director

The accompanying notes are an integral part of these consolidated financial statements.

MINERA ANDES INC.

CONSOLIDATED BALANCE SHEETS

(stated in thousands of United States dollars)

		As at
	Note Ref.	December 31, 2010 (restated—Note 2a)	December 31, 2009
ASSETS
Current:
Cash and cash equivalents		$13,834	$18,872
Receivables and prepaid expenses		354	252
Project loan interest receivable	5	9,121	7,600

Total current assets		23,309	26,724
Project loan interest receivable	5	587	—
Project loan receivable	5	31,850	31,850
Mineral properties and deferred exploration costs	4	32,680	19,255
Investment in Minera Santa Cruz	5	103,954	88,723
Equipment, net		277	19

Total assets		$192,657	$166,571

LIABILITIES
Current:
Accounts payable and accrued liabilities		$3,500	$2,749
Project loan interest payable	5	9,121	7,600

Total current liabilities		12,621	10,349
Project loan interest payable	5	587	—
Project loan payable	5	31,850	31,850

Total liabilities		45,058	42,199

SHAREHOLDERS' EQUITY
Share capital:	6
Common shares, no par value, unlimited number authorized
Issued December 31, 2010—266,965,121 shares		154,153	149,218
Issued December 31, 2009—262,908,851 shares
Contributed surplus		17,978	19,159
Accumulated deficit		(24,532)	(44,005)

Total shareholders' equity		147,599	124,372

Total liabilities and shareholders' equity		$192,657	$166,571

Subsequent events (Note 6c and Note 13)
Commitments and contingencies (Note 7)

The accompanying notes are an integral part of these consolidated financial statements.

MINERA ANDES INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

(stated in thousands of United States dollars)

		Common Stock
	Note ref.			Contributed Surplus	Accumulated Deficit
		# Shares	$			Total
Outstanding at January 1, 2008		180,974,912	$88,512	$16,007	$(44,053)	$60,466
Private placement		7,778,023	11,799	—	—	11,799
Private placement		427,000	664	—	—	664
Exercise of stock options		260,000	202	—	—	202
Exercise of warrants		718,916	314	—	—	314
Fair value of warrants granted for private placement		—	(1,293)	1,293	—	—
Fair value of agent`s options and warrants granted for private placement		—	(169)	160	—	(9)
Agent option valuation on exercise of options		—	164	(164)	—	—
Warrant valuation on exercise of options		—	83	(83)	—	—
Share issue costs		—	(624)	—	(90)	(714)
Stock-based compensation		—	—	808	—	808
Net loss for the year		—	—		(3,975)	(3,975)

Balance, December 31, 2008		190,158,851	$99,652	$18,021	$(48,118)	$69,555

Private placement		40,000,000	31,951	—	—	31,951
Share issue costs, private placement		—	(385)	—	(2)	(387)
Proceeds from short form prospectus financing		30,705,000	20,995	—	—	20,995
Short form prospectus financing share issue costs		—	(1,158)	(281)	—	(1,439)
Fair value of warrants granted for short form prospectus financing		—	(3,545)	3,545	—	—
Exercise of stock options	6b	2,045,000	1,007	—	—	1,007
Fair value of stock options exercised		—	701	(701)	—	—
Stock-based compensation	6b	—	—	198	—	198
Warrant valuation on expiry of options		—	—	(1,623)	—	(1,623)
Net income for the year		—	—	—	4,115	4,115

Balance, December 31, 2009		262,908,851	$149,218	$19,159	$(44,005)	$124,372

Exercise of stock options	6b	2,245,000	2,191	—	—	2,191
Fair value of stock options exercised		—	1,416	(1,416)	—	—
Stock-based compensation	6b	—	—	260	—	260
Exercise of warrants	6c	1,811,270	1,303	—	—	1,303
Fair value of warrants exercised		—	25	(25)	—	—
Net income for the year (restated—Note 2a)		—	—	—	19,473	19,473

Balance, December 31, 2010		266,965,121	$154,153	$17,978	$(24,532)	$147,599

The accompanying notes are an integral part of these consolidated financial statements.

MINERA ANDES INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(stated in thousands of United States dollars)

		Year Ended
	Note ref.	December 31, 2010 (restated—Note 2a)	December 31, 2009	December 31, 2008
Cash provided by (used in):
Operating Activities:
Net income (loss) for the year		$19,473	$4,115	$(3,975)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Net income from Investment in MSC	5	(24,461)	(9,349)	(4,696)
Loss on disposal of assets		1	3	—
Project loan interest expense	5	2,514	2,616	2,626
Project loan interest income	5	(2,514)	(2,616)	(2,626)
Accretion of debt discount		—	1,045	1,863
Write-off of deferred exploration costs	4	13	12	4
Depreciation		19	5	4
Stock-based compensation	6b	260	198	714
Income tax recovery	11	—	(1,623)	—
Change in:
Receivables and prepaid expenses		(102)	65	25
Accounts payable and accrued liabilities		750	(36)	(543)

Cash used in operating activities		(4,047)	(5,565)	$(6,604)

Investing Activities:
Purchase of equipment		(277)	(5)	(12)
Mineral properties and deferred exploration		(13,438)	(2,868)	(8,403)
Changes in due to related party, MSC cash call		—	(11,270)	(5,635)
Investment in Minera Santa Cruz	5	9,230	576	(11,310)

Cash used in investing activities		(4,485)	(13,567)	(25,360)

Financing Activities:
Shares and warrants issued for cash, less issue costs		3,494	52,127	12,256
Project loan interest receivable	5	406	—
Project loan interest payable	5	(406)	—	—
Bank loan interest payable		—	(32)	17
Repayment of bank loan		—	(17,500)	—

Cash provided by financing activities		3,494	34,595	12,273

(Decrease) increase in cash and cash equivalents		(5,038)	15,463	$(19,691)
Cash and cash equivalents, beginning of year		18,872	3,409	23,101

Cash and cash equivalents, end of year		$13,834	$18,872	$3,410

The accompanying notes are an integral part of these consolidated financial statements.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

1. NATURE OF OPERATIONS

        Minera Andes Inc. ("Minera Andes", "MAI" or the "Company") is in the business of acquiring, exploring and evaluating mineral properties, and based on the results of such evaluation, either developing these properties further (by way of joint venture or otherwise) or disposing of them.

        The Company's assets are comprised primarily of (i) a 49% equity interest in Minera Santa Cruz S.A. ("MSC") which owns the San José gold/silver mine in the Santa Cruz province of Argentina (the "San José Mine"); (ii) the Los Azules Copper Project, and (iii) interests in exploration stage properties in the San Juan, the Santa Cruz and the Chubut provinces of Argentina.

        The San José Mine is a joint venture between the Company and Hochschild Mining plc pursuant to which title to the assets is held by MSC, an Argentinean corporation. MSC is owned, as to 49%, by Minera Andes S.A. ("MASA"), an indirect wholly-owned subsidiary of Minera Andes and, as to 51%, by Hochschild Mining (Argentina) Corporation S.A., a subsidiary of Hochschild Mining plc (together with its affiliates and subsidiaries, "Hochschild"). The San José Mine began commercial production in 2008 and is operated by Hochschild.

        With the exception of its interest in the San José Mine, the Company is in the process of exploring its other properties and has not yet determined whether these properties, including Los Azules, contain reserves that are economically recoverable. The amounts shown on the Company's balance sheets as mineral properties and deferred exploration costs represent net costs incurred to date, less amounts recovered from third parties and/or written off, and do not necessarily represent present or future values. The recoverability of amounts shown on the balance sheets for mineral properties and deferred exploration costs depend upon the existence of economically recoverable reserves, securing and maintaining title and beneficial interest in the properties, obtaining the financing required to explore and develop the properties, entering into agreements with others to explore and develop the mineral properties, and upon future profitable production or proceeds from disposition of the mineral properties. In the future, the Company's ability to continue its exploration and development activities, will depend in part on cash flow from the San José Mine, the Company's ability to generate material revenues, or ability to obtain financing through issuance of equity securities, debt financing, joint venture arrangements or other means.

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

        These audited financial statements have been compiled in United States dollars in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") using the following significant accounting policies:

a.(i)   Restatement of Previously Issued Financial Statements—2010

        These consolidated financial statements have been restated as at and for the year ended December 31, 2010, to correct an understatement of deferred income tax expense on the income that was reported to the Company by MSC. The restatement has the effect of decreasing the net investment in MSC as at December 31, 2010 by $11.4 million and decreasing income on investment in MSC for the year ended December 31, 2010 by $11.4 million.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (Continued)

        The impact of this restatement on the consolidated financial statements is as follows:

	As Previously Reported	Restatement	As Restated
Balance Sheet as at December 31, 2010
Investment in Minera Santa Cruz	$115,340	$(11,386)	$103,954
Accumulated deficit	$(13,146)	$(11,386)	$(24,532)
Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2010
Net income on investment in Minera Santa Cruz	$35,847	$(11,386)	$24,461
Net income and comprehensive income	$30,859	$(11,386)	$19,473
Basic income per common share	$0.12	$(0.05)	$0.07
Diluted income per common share	$0.11	$(0.04)	$0.07

a.(ii)    Restatement of previously issued financial statements—2008

        These consolidated financial statements have been restated as at and for the year ended December 31, 2008 to correct an understatement of future tax expense related to interest income with MSC. The restatement has the effect of decreasing the net investment in MSC by $0.7 million, decreasing income on investment in MSC for the year ended December 31, 2008 by $0.3 million and increasing the opening accumulated deficit by $0.4 million.

        The impact of this restatement on the consolidated financial statements is as follows:

	As Previously Reported	Restatement	As Restated
Balance Sheet as at December 31, 2008
Investment in Minera Santa Cruz	$81,034	$(690)	$80,344
Accumulated deficit	$(47,428)	$(690)	$(48,118)
Consolidated Statements of Operations and Other Comprehensive Income for the year ended December 31, 2008
Net income on investment in Minera Santa Cruz	$4,997	$(301)	$4,696
Net loss and other comprehensive loss	$(3,674)	$(301)	$(3,975)
Basic loss per common share	$(0.02)	$—	$(0.02)

b.     Basis of Presentation and Principles of Consolidation

        These consolidated financial statements include the accounts of the Company and all of its subsidiaries and investments, including its principal subsidiaries, MASA, Andes Corporacion Minera S.A. ("ACMSA") and Minera Andes (USA) Inc. ("MUSA"), Las Yaretas S.A. ("LYSA"), as well as other non-significant subsidiaries. As stated above, MASA holds the Company's interest in MSC. All significant intercompany transactions and balances have been eliminated from the consolidated financial statements.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (Continued)

        Our investment in MSC, is accounted for by the equity method, whereby the Company records its investment and its share of the earnings and losses of MSC.

c.     Foreign Currency Translation

        The statements are reported and calculated in U.S. dollars, which is the currency in which the majority of the Company's transactions are incurred. Our consolidated operations are integrated and balances denominated in currencies other than U.S. dollars are translated into U.S. dollars using the temporal method. This method translates foreign currency monetary assets and liabilities at the exchange rates prevailing at the balance sheet date and foreign exchange gains and losses are included in the statement of operations. Non-monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange at the transaction date. Canadian dollars are shown as C$.

d.     Cash and Cash Equivalents

        Cash and cash equivalents include cash, and those short-term money market instruments that are readily convertible to cash with an original term of less than 90 days.

e.     Mineral Properties and Deferred Exploration Costs

        Mineral properties consist of exploration and mining concessions, options and contracts. Acquisition and leasehold costs and exploration costs are capitalized and deferred until such time as the property is put into production or the properties are disposed of either through sale or abandonment. If put into production, the cost of acquisition and exploration are amortized over the life of the property, based on the current production and estimated economic reserves. Proceeds received from the sale of any interest in a property are first credited against the carrying value of the property, with any excess included in operations for the period. If a property is abandoned, the property and deferred exploration costs are written off to operations. On an annual basis, we evaluate the future recoverability of our mineral properties and deferred exploration costs. Long-lived assets, including mineral properties and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is considered to exist if the total estimated future undiscounted cash flows are less than the carrying amount of the assets. Any asset impairment is calculated and recorded based on discounted estimated future cash flows. Future cash flows are estimated based on expected future production, commodity prices, operating costs and capital costs.

        On March 27, 2009, the Emerging Issues Committee of the CICA issued EIC-174, "Mining Exploration Costs", which provides guidance on capitalization of exploration costs related to mining properties in particular, and on impairment of long-lived assets, in general. The Company applied this new abstract commencing in the period ended March 31, 2009; however, there was no impact on the financial statements as a result of applying this abstract.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (Continued)

f.      Investments

        Investments, over which we exert significant influence, are accounted for using the equity method. Under this method, our share of earnings and losses is included in the statement of operations and the balance of the investment is adjusted by a like amount. Where there has been a loss in value, that is other than a temporary decline, the carrying value is reduced to estimated net realizable value.

        Expenses related to the construction of a mining facility, interest expense on debt, debt discount, and other legal and consulting expenses are capitalized until the mining facility is placed into commercial production. Once in commercial production, expenses related to the mining facility, interest expense on debt, debt discount and other legal and consulting expenses are expensed as incurred.

g.     Equipment and Depreciation

        Equipment is recorded at cost, and depreciation is provided on a declining—balance basis over estimated useful lives.

h.     Accounting for Income Taxes

        Income taxes are calculated using the asset and liability method of accounting for income taxes. Under the asset and liability method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and for tax losses and other deductions carried forward.

        Future income tax assets and liabilities are calculated using enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability settled. A reduction in respect of the benefit of a future tax asset (a valuation allowance) is recorded against any future tax asset if it is not more likely than not to be realized. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period in which the change is substantively enacted.

i.      Basic and Diluted Income per Common Share

        Basic income per share is calculated by dividing net income applicable to common shareholders by the weighted-average number of common shares outstanding for the year. The treasury stock method is used to calculate the dilutive effect of stock options and warrants.

j.      Measurement Uncertainty

        The preparation of consolidated financial statements in conformity with Canadian GAAP requires that the Company's management make estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and related notes to the financial statements. Actual results may differ from those estimates.

        Significant estimates used in the preparation of these consolidated financial statements include, but are not limited to, the recoverability of mineral properties and deferred exploration expenses,

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (Continued)

investments, long-lived assets, asset retirement obligations, stock-based compensation, income taxes, the recording of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from management's best estimates.

k.     Stock-Based Compensation

        The Company has a stock option plan as described in Note 6(b). The value of stock options granted is estimated on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the input of subjective assumptions, including the expected term of the option and stock price volatility. The fair value of stock options granted is recognized as a charge to operations on a straight line basis over the applicable vesting period, with an offset to contributed surplus. Where stock options are granted in exchange for services directly related to specific mineral properties, the expense is capitalized against the mineral property. The amount of compensation cost recognized at any date at least equals the value of the vested portion of the options at that date. When stock options are exercised, the consideration paid by employees is credited to share capital. See Note 6(b) for details of assumptions used in the calculations.

        Stock options and other equity instruments issued as purchase consideration in non-cash transactions, other than as consideration for mineral properties, are recorded at fair value determined by management using the Black-Scholes option pricing model. The fair value of the shares issued as purchase consideration for mineral properties is based upon the trading price of those shares on the Toronto Stock Exchange ("TSX") on the date of the agreement to issue shares as determined by the Board of Directors.

l.      Reclamation Obligations

        The Company's exploration activities are subject to various governmental laws and regulations relating to the protection of the environment. These environmental regulations are continually changing and are generally becoming more restrictive. The Company has made, and intends to make in the future, expenditures to comply with such laws and regulations. The Company has recorded a liability for the estimated future cost of reclamation. However, these estimates are subject to change based on changes in circumstances and any new information that becomes available. This policy is directed only at the Company's properties. The asset retirement obligation related to the investment in MSC is recorded on the financial statements of MSC.

m.    Warrants

        Proceeds from unit placements are allocated between shares and warrants issued according to their relative fair value. The value of the share component is credited to share capital and the value of the warrant component is credited to contributed surplus, a separate component of shareholders equity. Upon exercise of the warrants, consideration paid by the warrant holder together with the amount previously recognized in contributed surplus is recorded as an increase to share capital.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (Continued)

n.     Financial Instruments

        Effective January 1, 2008, the Company adopted Section 3862, "Financial Instruments—Disclosures", and Section 3863, "Financial Instruments—Presentation", of the CICA Handbook. Sections 3862 and 3863, which apply to financial years beginning on or after October 1, 2007, replace Section 3861, "Financial Instruments—Disclosures and Presentation". Sections 3862 and 3863 increase the disclosure currently required, in order to enable users to evaluate the significance of financial instruments for an entity's financial position and performance, including disclosures about fair value. In addition, disclosure is required of qualitative and quantitative information about exposure to risks arising from financial instruments, including specified minimum disclosures about credit risk, liquidity risk and market risk. The quantitative disclosures must provide information about the extent to which the entity is exposed to risk, based on information provided internally to the entity's key management personnel. The impact of adopting these sections is included in Note 10.

        In June 2009, the CICA amended Handbook Section 3862—Financial Instruments—Disclosures to include additional disclosure requirements about fair value measurements of financial instruments and to enhance liquidity risk disclosure requirements for publicly accountable enterprises. The amendments were applicable for the Company's annual consolidated financial statements for its fiscal year ended December 31, 2009.

        On July 1, 2009 the Company adopted amendments to Handbook Section 3855—Financial Instruments—Recognition and Measurement which provides additional guidance on the classification of embedded derivatives. The adoption of this amendment did not result in a material impact to the Company's consolidated financial statements.

3. CHANGES IN ACCOUNTING POLICIES AND PRESENTATION

Recent Accounting Pronouncements

Financial instruments

        In June 2009, the CICA amended Handbook Section 3855 to clarify the application of the effective interest method after a debt instrument has been impaired and when an embedded prepayment option is separated from its host debt instrument at initial recognition for accounting purposes. The amendments are effective January 1, 2011.

Business Combinations

        In October 2008, the CICA issued Handbook Section 1582, Business Combinations ("CICA 1582"), concurrently with CICA Handbook Section 1601, Consolidated Financial Statements ("CICA 1601"), and CICA Handbook Section 1602, Non-controlling Interest ("CICA 1602"). CICA 1582, which replaces CICA Handbook Section 1581, Business Combinations, establishes standards for the measurement of a business combination and the recognition and measurement of assets acquired and liabilities assumed. CICA 1601, which replaces CICA Handbook Section 1600, carries forward the existing Canadian guidance on aspects of the preparation of consolidated financial statements subsequent to acquisition other than non-controlling interests. CICA 1602 establishes

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

3. CHANGES IN ACCOUNTING POLICIES AND PRESENTATION (Continued)

guidance for the treatment of non-controlling interests subsequent to acquisition through a business combination. These new standards are effective for fiscal years beginning on or after January 1, 2011.

International Financial Reporting Standards ("IFRS")

        In February 2008, the Canadian Accounting Standards Board has confirmed January 1, 2011 as the date that International Financial Reporting Standards ("IFRS") will replace Canadian GAAP for publicly accountable enterprises. As a result, the Company will report under IFRS for interim and annual periods beginning January 1, 2011, with comparative information for 2010 restated under IFRS. Adoption of IFRS as Canadian GAAP will require the company to make certain accounting policy choices and could materially impact the Company's reported financial position and results of operations.

4. MINERAL PROPERTIES AND DEFERRED EXPLORATION COSTS

2010 Costs by Property—for the year ended December 31, 2010

	San Juan
Description	Los Azules	San Juan Cateos	Santa Cruz Cateos	Chubut Cateos	Total
Balance, beginning of year	$15,094	$481	$3,670	$10	$19,255
Assays and analytical	229	—	23	—	252
Engineering and consulting	1,728	—	94	—	1,822
Drilling	5,632	—	490	—	6,122
Geology and geophysics	738	—	269	—	1,007
Site maintenance	1,577	—	68	—	1,645
Project overhead	703	—	108	—	811
Property and mineral rights	1,248	6	44	3	1,301
Wages and benefits	474	—	4	—	478
Write-off of deferred costs	—	—	—	(13)	(13)

Balance, end of year	$27,423	$487	$4,770	$—	$32,680

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

4. MINERAL PROPERTIES AND DEFERRED EXPLORATION COSTS (Continued)

2009 Costs by Property—for the year ended December 31, 2009

	San Juan
Description	Los Azules	San Juan Cateos	Santa Cruz Cateos	Chubut Cateos	Total
Balance, beginning of year	$13,322	$353	$2,706	$10	$16,391
Assays and analytical	1	20	23	—	44
Engineering and consulting	325	5	28	1	359
Drilling	460	—	348	—	808
Geology and geophysics	392	53	325	3	773
Site maintenance	101	15	75	—	191
Project overhead	282	17	97	—	396
Property and mineral rights	165	11	44	5	225
Wages and benefits	46	7	27	—	80
Write-off of deferred costs	—	—	(3)	(9)	(12)

Balance, end of year	$15,094	$481	$3,670	$10	$19,255

2008 Costs by Property—for the year ended December 31, 2008

	San Juan
Description	Los Azules	San Juan Cateos	Santa Cruz Cateos	Chubut Cateos	Total
Balance, beginning of year	$6,035	$341	$1,952	$10	$8,338
Assays and analytical	126	—	12	—	138
Engineering and consulting	293	—	6	1	300
Drilling	3,644	—	—	—	3,644
Geology and geophysics	1,330	6	143	2	1,481
Site maintenance	1,175	4	471	—	1,650
Project overhead	525	2	60	—	587
Property and mineral rights	21	—	45	—	66
Wages and benefits	173	—	18	—	191
Write off of deferred costs	—	—	(1)	(3)	(4)

Balance, end of year	$13,322	$353	$2,706	$10	$16,391

San Juan Projects, Argentina

        The San Juan Project comprises four projects, which includes Los Azules in southwestern San Juan province. At present, these lands are not subject to a royalty; however, the government of San Juan has not waived its rights to retain up to a 3% "mouth of mine" royalty from production. Annual land holding costs are approximately $0.04 million.

        On April 1, 2010, the Company (and certain subsidiaries) filed a Statement of Claim in the Supreme Court of British Columbia against TNR Gold Corp and its subsidiary, Solitario

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

4. MINERAL PROPERTIES AND DEFERRED EXPLORATION COSTS (Continued)

Argentina S.A. (together "TNR"). This claim was subsequently consolidated with a related matter between TNR and MIM Argentina Exploraciones S.A. (Xstrata Copper) commenced by TNR against Xstrata in the Supreme Court of British Columbia in 2008. These claims, in part, pertain to a purported 25% back-in right (or in the alternative, damages) by TNR to certain properties comprising the Company's Los Azules copper project.

        Certain of the properties formerly held by Xstrata and transferred to the Company pursuant to the (Los Azules) Option Agreement remain subject to an underlying option agreement between Xstrata and Solitario Argentina S.A. ("Solitario"), whereby Solitario had the right to back-in up to 25% of the properties covered by the underlying option agreement (the "Solitario Agreement"), exercisable by Solitario upon the satisfaction of certain conditions within 36 months of Xstrata exercising the option, including the production of a feasibility study. Xstrata exercised the option pursuant to the Solitario Agreement effective April 23, 2007. The 36-month period expired on April 23, 2010 without a feasibility study having been completed. TNR has also subsequently claimed that Xstrata (and Minera Andes) did not complete the required exploration expenditures pursuant to exercise the option to acquire the properties underlying the Solitario Agreement. TNR, by consequence, claims properties underlying the Solitario Agreement should be returned to TNR.

        The Company rejects the alleged right of TNR to back-in to any portion of the Los Azules Copper Project and its assertion that the Solitario Agreement option was not validly exercised. At this time, the Company is not able to estimate the potential financial impact of this claim. However, if resolved adversely to the Company, this litigation could materially adversely affect the value of the Company's interest in the Los Azules Project and its ability to develop the Los Azules Project.

Santa Cruz Projects, Argentina

        The Company currently controls 17 (2009—3) cateos and 45 (2009—37) manifestations of discovery in the Santa Cruz province. The Company has been actively exploring in the region since 1997. The properties have been acquired on the basis of geologic and geochemical reconnaissance. Annual land holding costs are approximately $0.02 million.

5. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine

        The Company's interest in, and the affairs of, MSC are governed by an Option and Joint Venture Agreement dated March 15, 2001, as amended, between the Company, MASA and Hochschild (the "OJVA"). Under the OJVA the Company is entitled to appoint one of the three members of the Board of Directors of MSC and Hochschild is entitled to appoint the balance of the members of the Board of Directors of MSC. The OJVA grants the Company a "veto" in respect of certain matters regarding the affairs of MSC and the operation of the San José Mine. In addition the OJVA grants the Company certain approval rights with respect to new project capital expenditures and exploration.

        The development and the subsequent commencement of construction of the San José Mine under the OJVA was financed by the Company and Hochschild under successive loan agreements ("Shareholder Loan Agreements"). The construction of the San José Mine as a 750 tonnes per day facility and the subsequent expansion to a 1,500 tonnes per day facility was financed by the Company

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

5. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine (Continued)

and Hochschild under successive project finance letter and loan agreements ("Project Loan Letter Agreement" and "Project Finance Loan Agreement" respectively).

        A summary of the amounts owed by MSC under the OJVA financing agreements are as follows (in thousands of US dollars):

	Payable to, as at
	December 31, 2010		December 31, 2009
	MAI	Hochschild	MAI	Hochschild
Project finance loan agreement
Principal	$31,850	$33,150	$31,850	$33,150
Interest	9,708	—	7,600	8,067
Shareholder loan agreement
Principal	24,213	25,239	24,213	25,239
Interest	5,021	5,428	11,906	12,593

Total payable by MSC	$70,792	$63,817	$75,569	$79,049

a)    Project Finance Loan Agreement

        Definitive project finance loan documentation (the "Project Finance Loan Agreement") was completed September 17, 2010 between the Company, MSC and by assignment, Hochschild Mining Holdings Limited (the "Hochschild Lender"), an affiliate of Hochschild Mining plc.

        Prior to this date, project financing for the San José Mine was governed by an agreement dated June 29, 2007, as amended, (the "Project Loan Letter Agreement") between the Company, MSC and by assignment, the Hochschild Lender.

        Pursuant to the Project Finance Loan Agreement, which reflects earlier documentation, the Hochschild Lender and the Company agreed to provide MSC with a permanent secured project loan (the "Project Loan") in the aggregate amount of $65 million. The Project Finance Loan Agreement was structured as loans to MSC by the Company and the Hochschild Lender in amounts proportionate to their shareholdings in MSC.

        The Project Finance Loan Agreement affirms the concepts of the Project Loan Letter Agreement, which provides that the loan to be made by the Company to MSC would be structured as (i) a loan by the Hochschild Lender to the Company (the "Project Loan Payable"); and (ii) a corresponding loan by the Company to MSC (the "Project Loan Receivable") on the same terms as the preceding loan by the Hochschild Lender to the Company. Both the Project Loan Payable and the Project Loan Receivable bear interest at the same rate and upon the same terms (including repayment).

        The amounts owed under the Project Finance Loan Agreement by the Company to the Hochschild Lender are currently unsecured except that, as security for the loan made by the Hochschild Lender to the Company, the Company has pledged to the Hochschild Lender, its right to the repayment of the corresponding loans made by the Company to MSC.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

5. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine (Continued)

        The amounts advanced under the Project Finance Loan Agreement bear a fixed interest rate of 7.00%.

        As at December 31, 2010, and December 31, 2009, the entire Project Loan ($65 million), had been advanced and the Company's 49% share of the Project Loan was $31.85 million. Therefore, the Company recorded the Project Loan Payable and the Project Loan Receivable in offsetting amounts on our balance sheet. The project loan receivable/payable was advanced to MSC by the Hochschild Lender on the Company's behalf. The project loan receivable/payable and related interest income/expense will be paid to the Hochschild Lender by MSC on the Company's behalf. During 2010 MSC repaid $0.4 million to the Hochschild Lender as per the terms of this agreement. The accrued interest outstanding as at December 31, 2010 and December 31, 2009 was, respectively, $9.7 million and $7.6 million.

b)    Shareholder Loan Agreement

        Financing for the initial development of the San José Mine was provided pursuant to a loan agreement dated September 10, 2004, as amended, (the "Shareholder Loan Agreement") and was structured as loans to MSC by the Company and Hochschild in amounts proportionate to their shareholdings in MSC. The amounts advanced under the Shareholder Loan Agreements are subordinated to those advanced under the Project Finance Loan Agreements and form part of our investment in MSC.

        The amounts advanced under the Shareholder Loan Agreement bear a fixed interest rate of 7.00%.

        As at December 31, 2010, and December 31, 2009, the Shareholder Loan Agreement receivable was $24.2 million and the corresponding interest receivable was $5.0 million and $11.9 million respectively. These amounts were recorded within the carrying value of the investment in MSC on the Company's balance sheet with $2.8 million and nil due within 12 months, respectively. During the year ended December 31, 2010 we received scheduled repayments of $5.7 million and a prepayment of $3.5 million, for a total of $9.2 million (2009—$nil), relating to accrued interest outstanding.

c)     Investment in MSC

        The Company's share of earnings and losses from our investment in MSC is included in the consolidated statement of operations and includes 49% of MSC's net income of $44.9 million for the year ended December 31, 2010, and net income of $13.5 million for the year ended December 31, 2009.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

5. INVESTMENT IN MINERA SANTA CRUZ (MSC)—San José Mine (Continued)

        The movement in our investment in MSC is comprised of the following:

	As at
	December 31, 2010 (restated—Note 2a)	December 31, 2009
Investment in MSC, beginning of year January 1:	$88,723	$80,344

Income from equity investment	21,980	6,621
Amortization of pre 2008 capitalized interest income on loans to MSC	1,858	1,321
Interest expensed by MSC and included in equity method pickup, net of income taxes	2,296	2,646

Income on Investment in MSC	26,134	10,588
Less:
Amortization of deferred costs	(1,673)	(1,239)
Repayment of Loan Interest	(9,230)	—
Advances returned during the period	—	(576)
Derecognition of deferred costs	—	(394)

Investment in MSC, end of year	$103,954	$88,723

	Year ended
	December 31, 2010 (restated—Note 2a)	December 31, 2009	December 31, 2008
Summary of MSC's financial information from operations:
Sales—MSC 100%	$220,825	$147,103	$111,256

Net income—MSC 100%	44,858	13,512	4,011

Minera Andes Inc. portion—49%	21,980	6,621	1,965
Equity adjustments:
Amortization of pre 2008 capitalized interest income on loans to MSC	1,858	1,321	2,653
Interest expensed by MSC and included in equity method pickup, net of income taxes	2,296	2,646	798

Income on investment in MSC	26,134	10,588	5,416
Less: amortization of deferred costs	(1,673)	(1,239)	(720)

Net income on investment in MSC	$24,461	$9,349	$4,696

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

6. SHARE CAPITAL

a.     Authorized

        Authorized share capital consists of unlimited common shares, without par value, and unlimited number of preferred shares, without par value.

	Number of shares	Amount ('000)
Outstanding at January 1, 2008	180,974,912	$88,512
Private placement	7,778,023	11,799
Private placement	427,000	664
Exercise of stock options	260,000	202
Exercise of warrants	718,916	314
Fair value of warrants granted for private placement	—	(1,293)
Fair value of agent's options and warrants granted for private placement	—	(169)
Agent option valuation on exercise of options	—	164
Warrant valuation on exercise of options	—	83
Share issue costs	—	(624)

Outstanding at December 31, 2008	190,158,851	99,652
Private placement	40,000,000	31,951
Share issue costs, private placement	—	(386)
Proceeds from short form prospectus financing	30,705,000	20,995
Short form prospectus financing share issue costs	—	(1,158)
Fair value of warrants granted for short term prospectus financing		(3,545)
Exercise of stock options	2,045,000	1,007
Transfer of contributed surplus to share capital for stock options exercised	—	701

Outstanding as at December 31, 2009	262,908,851	149,217
Exercise of stock options	2,245,000	2,191
Fair value of stock options exercised		1,417
Exercise of warrants	1,811,270	1,303
Fair value of warrants exercised	—	25

Outstanding as at December 31, 2010	266,965,121	$154,153

b.     Stock Options

        The aggregate number of shares issuable upon exercise of all options granted under the Minera Andes Stock Option Plan (the "Plan") shall not exceed 10% of the Company's issued and outstanding common shares up to a maximum of 18,940,243 (2009—18,940,243) shares. Under the Plan, no participant may be granted an option to purchase shares which exceeds the number of shares permitted to be issued under the Plan pursuant to the rules or policies of any stock exchange on which the

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

6. SHARE CAPITAL (Continued)

common shares are then listed. Under the Plan, the exercise price of each option shall be determined by the directors and shall not be less than the closing price of the Company's common shares on the stock exchange on which the shares are listed on the last trading day immediately preceding the day on which the options are granted.

        Options granted under the Plan will not be transferable and, if not exercised but subject to the authority of the Board to extend such time, will expire twelve (12) months following the date the optionee ceases to be a director, officer, employee or consultant of the Company by reason of death, or three (3) months after ceasing to be a director, officer, employee or consultant of the Company for any reason other than death.

        Stock options granted to a director, officer, employee, or consultant are exercisable for either a five or ten year period. Incentive stock options granted either vest immediately or 33 1/3% at each twelve (12) month interval following the date of grant, or 25% at each six (6) month interval following the date of grant.

        As at December 31, 2010, 5,307,243 (December 31, 2009—5,044,243) options were available for grant under the Plan. In connection with the vesting of certain non-employees, employees and directors stock options, the Company recorded stock option compensation for the year ended December 31, 2010, of $0.3 million (2009—$0.2 million).

        A summary of the status of the Plan as of December 31, 2010, and December 31, 2009, and changes during the years ended is as follows:

	Year ended
	December 31, 2010			December 31, 2009
	Options	Weighted Avg. Exercise Price		Options	Weighted Avg. Exercise Price
Outstanding at beginning of year	7,835,000	C$	1.27	10,985,000	C$	1.15
Granted	1,242,000		1.03	620,000		0.69
Exercised	(2,245,000)		0.99	(2,045,000)		0.55
Cancelled/Forfeited	(940,000)		1.36	(625,000)		1.31
Expired	(590,000)		1.49	(1,100,000)		1.11

Outstanding at end of period	5,302,000	C$	1.29	7,835,000	C$	1.27

Exercisable at end of year	3,658,334	C$	1.44	6,990,000	C$	1.33

	Year ended
	December 31, 2010		December 31, 2009		December 31, 2008
Weighted average fair value of options granted during the year	C$	0.56	C$	0.42	C$	0.66

        The weighted average remaining contractual life of outstanding options is 2.19 years at December 31, 2010 (December 31, 2009—2.15 years).

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

6. SHARE CAPITAL (Continued)

        At December 31, 2010, options were held by directors, officers, employees and non-employees as follows:

Number of Options	Exercise Price		Expiry Date
2,710,000	C$	1.51	December 27, 2011
250,000	C$	1.73	September 4, 2012
335,000	C$	1.36	May 23, 2013
300,000	C$	0.81	September 11, 2013
200,000	C$	0.73	March 1, 2014
200,000	C$	0.67	March 13, 2014
90,000	C$	0.66	September 30, 2014
1,117,000	C$	1.02	May 13, 2015	(1)
100,000	C$	1.13	May 13, 2015	(2)

5,302,000

(1)
On May 13, 2010, 1,142,000 stock options were granted at an exercise price of C$1.02, of which 372,333 will vest every 12 months from the May 13, 2010, grant date to May 13, 2013.

(2)
On May 13, 2010, 100,000 stock options were granted at an exercise price of C$1.13, of which 33,333 will vest every 12 months from the May 13, 2010, grant date to May 13, 2013.

Number of options	Exercise price		Expiry date
960,000	C$	0.60	December 28, 2010
4,560,000	C$	1.51	December 27, 2011
250,000	C$	1.73	September 4, 2012
100,000	C$	1.35	February 13, 2013
195,000	C$	0.31	March 21, 2013
850,000	C$	1.36	May 23, 2013
300,000	C$	0.81	September 11, 2013
200,000	C$	0.73	March 1, 2014
200,000	C$	0.67	March 13, 2014
220,000	C$	0.66	September 30, 2014

7,835,000

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

6. SHARE CAPITAL (Continued)

c.     Warrants

        A summary of the status of the outstanding warrants as at December 31, 2010, and December 31, 2009, and changes during the years ended on those dates is as follows:

	Year ended
	December 31, 2010			December 31, 2009
	Warrants	Weighted Avg. Exercise Price		Warrants	Weighted Avg. Exercise Price
Outstanding and exercisable at beginning of year	17,055,273	C$	1.20	21,039,665	C$	1.91
Issued	—		—	15,352,500		1.25
Expired	(3)		—	(19,336,892)		2.10
Exercised	(1,811,270)		0.73	—		—

Outstanding and exercisable at end of period	15,244,000	C$	1.25	17,055,273	C$	1.20

        At December 31, 2010, there were 15,244,000 warrants held for the purchase of the Company's common shares with an exercise price of C$1.25 and an expiry date of January 31, 2011.

        On December 29, 2010, the Company issued a notice of the accelerated expiry of all outstanding warrants which were issued pursuant to a "bought deal" underwritten financing completed in August 2009. Each warrant was exercisable to purchase one common share of the Company at a price of C$1.25 per common share until August 19, 2014. Pursuant to the terms of the warrant indenture governing the warrants, the expiry of the warrants was accelerated to January 31, 2011 as the volume weighted average trading price of the underlying common shares listed on the TSX was greater than C$2.50 for 20 consecutive trading days.

        As of January 31, 2011, 15,213,733 of the remaining outstanding warrants from December 31, 2010 had been exercised and the remaining unexercised 30,267 warrants were cancelled and thereafter were of no force or effect.

d.     Basic and Diluted Income per Common Share

        Basic income per share is calculated by dividing net income applicable to common shareholders by the weighted-average number of common shares outstanding for the period.

        For the year ended December 31, 2010, potentially dilutive common shares relating to options and warrants outstanding totaling 1,389,500 and 3,931,520, respectively, were included in the computation of earnings per share. 250,000 options were not included in the computation because their effect was anti-dilutive.

        For the year ended December 31, 2009, potentially dilutive common shares relating to options and warrants outstanding totaling 527,814 and nil, respectively, were included in the computation of

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

6. SHARE CAPITAL (Continued)

earnings per share. A total of 28,652,234 options and warrants were not included in the computation because their effect was anti-dilutive.

	Year Ended
	December 31, 2010 (restated—Note 2a)	December 31, 2009
	(In thousands except per share amounts)
Net income available to shareholders	$19,473	$4,115
Weighted average shares outstanding
Basic	264,570	236,524
Effect of dilutive stock options	1,389	528
Effect of dilutive warrants	3,932	—

Diluted	269,891	237,052
Stock options excluded from dilution	250	6,778
Warrants excluded from dilution	—	21,874
Net income per share
Basic	$0.07	$0.02

Diluted	$0.07	$0.02

        In 2008, all warrants and stock options were anti-dilutive and as such were not included.

7. COMMITMENTS AND CONTINGENCIES

        As of December 31, 2010, MSC signed agreements with third party providers relating to the operation of the San José Mine. Our 49% portion of these commitments is approximately $6.9 million.

8. RELATED PARTY TRANSACTIONS

        The Company pays a management service fee to a related party, 2083089 Ontario Inc. ("208") under the terms of a management services agreement. 208 is a company controlled by Mr. McEwen, the chairman and chief executive officer of the Company and beneficial owner of more than 5% of our voting securities. Mr. McEwen is also the chief executive officer and director of 208, which provides management services to a number of entities in which Mr. McEwen has significant equity interests. The management service fees cover inter-alia, rent, personnel, office expenses, and other administrative services on a cost recovery basis. During the year ended December 31, 2010 the Company paid $153,329 to 208 while the Company paid $50,252 in 2009.

        Beginning in the second quarter of 2010, an aircraft owned and operated by Lexam L.P. (of which Mr. McEwen is a limited partner and beneficiary) has been made available to the Company in order to expedite business travel. In his role as Chairman and CEO of Minera Andes as well as senior management with other mining companies, Mr. McEwen must travel extensively and frequently on short notice.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

8. RELATED PARTY TRANSACTIONS (Continued)

        The Company is able to charter the aircraft from Lexam L.P. at a preferential rate. The Company's independent board members have approved a policy whereby only the variable expenses of operating this aircraft for business related travel are eligible for reimbursement. The hourly amount that the Company has agreed to reimburse Mr. McEwen is well under half the full cost per hour of operating the aircraft or equivalent hourly charter cost and in any event less than even Mr. McEwen's preferential charter rate.

        Where possible, trips also include other company personnel, both executives and non-executives, to maximize efficiency. During the year ended December 31, 2010, the Company incurred costs of $120,791 related to business use of Lexam L.P.'s private aircraft.

        MSC is also a related party of the Company. The Company owns 49% of MSC. See note 5.

9. CAPITAL DISCLOSURES

        The Company defines capital that it manages as its shareholders equity. At December 31, 2010, total managed capital was $147.6 million (2009—$124.4 million). Minera Andes' objectives when managing capital are to:

  a)
  safeguard its ability to continue as a going concern;

  b)
  have sufficient capital to develop its mining projects and take them into production; and

  c)
  meet external capital requirements on its credit facilities, when required.

        The Company manages its capital structure and makes adjustments to it, in order to have the funds available to support the acquisition, exploration and development of mining interests. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain future development of the business.

        The properties in which the Company currently has an interest are in the exploration stage with the exception of the San José Mine, which is in production; as such the Company is dependent on external equity financing to fund its activities. In order to carry out planned exploration and pay for administrative costs, the Company will spend its existing working capital and raise additional amounts as needed. The Company will continue to assess new properties and seek to acquire an interest in additional properties if it feels there is sufficient geologic or economic potential and if it has the adequate financial resources to do so. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the size of the Company, is reasonable.

        There were no changes in the Company's approach to capital management during the year ended December 31, 2010, and the year ended December 31, 2009. Neither the Company nor its subsidiaries are subject to externally imposed capital requirements.

10. FINANCIAL INSTRUMENTS

        During the year ended December 31, 2010, and the year ended December 31, 2009, the Company used a mixture of cash and debt to maintain an appropriate capital structure and ensure sufficient

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

10. FINANCIAL INSTRUMENTS (Continued)

liquidity to meet the needs of the business. The Company has not executed any interest rate contracts or other derivative financial instruments to manage the risks associated with its operations and, therefore, in the normal course of business the Company is inherently exposed to a number of risks related to changes in foreign currency exchange rates, interest rates, credit risk, liquidity risk and commodity price fluctuations.

        The Company holds certain financial instruments such as cash and cash equivalents, receivables, the Project Loan Receivable, the Project Loan Payable and related interest receivable and payable, accounts payable and accruals. All financial instruments are classified into one of five categories: held-for-trading, held-to-maturity investments, loans and receivables, available-for-sale financial assets or other financial liabilities. All financial instruments are recorded in the balance sheet either at fair value or at amortized cost. Subsequent measurement and changes in fair value will depend on their initial classification, as follows: held-for-trading financial assets are measured at fair value and changes in fair value are recognized in net earnings. Available-for-sale financial instruments are measured at fair value with change in fair value recorded in other comprehensive income until the instrument is derecognized.

        The Company has classified its cash and cash equivalents as held-for-trading. Receivables and Project Loan and interest receivable were classified as loans and receivables. Accounts payable and accruals, Project Loan and interest payable, bank loan and related party payable were classified as other financial liabilities.

        The carrying value and fair value of the Company's financial assets and liabilities as at December 31, 2010, and December 31, 2009, is summarized as follows:

	December 31, 2010		December 31, 2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
Held-for-trading	$13,834	$13,834	$18,872	$18,872
Loans and receivables	$41,644	$41,644	$39,500	$39,500
Other liabilities	$44,998	$44,998	$42,064	$42,064

        The fair value of receivables, current Project Loan interest receivable, accounts payable and accruals, and current Project Loan interest payable, approximate their fair values due to their short term nature. The fair value of the non-current debt approximates amortized cost as the interest rates reflect estimated market rates.

RISK MANAGEMENT

Foreign currency exchange risk

        The Company is exposed to foreign currency risk on fluctuations in its Canadian denominated cash, accounts payable and accrued liabilities. The net asset amount of Canadian dollars subject to foreign currency fluctuations as at December 31, 2010, was equal to $5.7 million. As a result, every percentage change in the US/Canada exchange rate will affect its income by approximately $0.06 million, on a per annum basis. As at December 31, 2010, the Company also had cash, accounts

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

10. FINANCIAL INSTRUMENTS (Continued)

payable, and accrued liabilities denominated in Argentinean pesos. However, these amounts are typically only held (in the case of cash) or outstanding (in the case of accounts payable and accrued liabilities) for a short period of time so the foreign exchange risk is minimal. The Company does not use derivative instruments to mitigate such risks.

Interest rate risk

        Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As at December 31, 2010, the Company had an outstanding balance of $31.9 million under the Project Loan Payable, plus accrued interest. The Project Loan Payable bears fixed interest at a rate of 7.0% as of the definitive agreement date of the loan. As the terms on the Project Loan Receivable are the same as the terms of the Project Loan Payable there is no interest rate risk.

Credit risk

        Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents, and the Project Loan Receivable and interest due thereon.

        The Company's cash and cash equivalents consist of deposit instruments that are held with major financial institutions in Canada and are not considered a material credit risk to the Company. The Company also holds US dollars in an account at a United States financial institution and pesos in an international bank in Argentina. Funds held in the US and Argentina are held for the purposes of meeting existing accounts payable and current payroll. The credit risk of cash and cash equivalents held outside of Canada is not considered a material credit risk to the Company.

        Management has determined that the credit risk associated with the Project Loan Receivable is mitigated by positive cash flows anticipated from MSC, frequent receipt of financial information regarding the operations of MSC, MSC's proven and probable reserve report, the present market price of silver and gold, and financial support by its majority shareholder, Hochschild. Moreover, the Project Loan Receivable will not be collected until the Project Loan Payable is paid, and the Project Loan Payable will only be paid if the Project Loan Receivable is also paid. Management does not believe that the Project Loan Payable and Project Loan Receivable present significant credit risk, however, should MSC be unable to settle amounts due, the impact on the Company could be significant. The maximum exposure to a loss arising from the Project Loan Receivable is equal to its total carrying value on the balance sheet. The Company has not used derivative instruments to mitigate such risks associated with credit risk.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

10. FINANCIAL INSTRUMENTS (Continued)

Liquidity risk and fair value hierarchy

        The Company's approach to managing the liquidity risk is to provide reasonable assurance that it can provide sufficient capital to meet liabilities when due. The Company's ability to settle short-term and long-term liabilities when due is dependent on future liquidity from capital sources or positive cash flows from its projects. At December 31, 2010, the Company's accounts payables and accrued liabilities were approximately $3.5 million all of which are due for payment within normal terms of trade which is generally 30 to 60 days. The Company regularly reviews its receivable balances and follows up on amounts past due. Should sufficient cash not be available to settle liabilities, the Company may also rely on equity, third-party and related party financings to manage its liquidity and the settlement of liabilities. The Company has not used any derivative or other financial instruments to mitigate this risk.

        The following table illustrates the classification of the Company's financial instruments carried at fair value within the fair value hierarchy as at December 31, 2010:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$13,834	$—	$—	$13,834

Commodity price risk

        The Company's profitability depends on metal prices for gold and silver and, if other projects enter into production, on copper prices and other base metals. Gold, silver and copper prices are affected by numerous factors such as the sale or purchase of gold and silver by various central banks and financial institutions, interest rates, exchange rates, inflation or deflation, fluctuations in the value of the US dollar and foreign currencies, global and regional supply and demand, and political and economic conditions of major gold, silver and copper-producing countries throughout the world. The Company has not and may not be able to hedge in respect of gold and silver sales arising from its equity investment in MSC, nor does MSC hedge its sales. In the event that the Company's other projects enter into production and revenue contracts are entered into in respect of other commodities and base metals, including copper, the Company will reconsider the relative merits of entering into commodity price hedges.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

11. INCOME TAXES

        The tax effects of the temporary differences that give rise to the Company's future tax assets and liabilities are as follows:

	Year ended,
	December 31, 2010	December 31, 2009
Net operating losses	$5,565	$3,426
Capital losses	563	918
Equipment	3	4
Undeducted financing costs	485	719
Deferred exploration costs	(395)	(376)
Investment in Minera Santa Cruz	—	(2,176)
Deferred interest	127	—
Undeducted interest expense	3,226	2,366
Valuation allowance	(9,574)	(4,881)

Future tax assets (liabilities)	$—	$—

        The provision for income taxes differs from the amount established using the statutory income tax rate of 31.00% (2009—33.00%) as follows:

	As at
	December 31, 2010	December 31, 2009	December 31, 2008
Income benefit at Canadian statutory rate	$6,034	$822	$(1,214)
Foreign income taxes at other than Canadian statutory rate	555	(275)	138
Non-deductible equity pickup	—	1	—
Permanent difference	(1,414)	(641)	1607
Non-deductible stock option compensation	80	65	221
Effect of statutory tax rate change	(11)	(571)	(2,004)
Effect of tax rate on Minera Santa Cruz current earnings	(7,937)	—	385
Change in valuation allowance	4,693	(1,103)	(2,228)
Expiry of tax losses and others	(2,334)	2,819	2606
Unrealized foreign exchange differential	—	(1,747)	—
Foreign exchange losses (gains) on revaluation of future income tax balances	45	(182)	664
Other	289	(811)	(175)

Future income tax recovery	$—	$(1,623)	$—

        The Company's future tax assets include approximately $0.4 million (2009: $0.7 million) related to deductions for share issue costs in excess of amounts deducted for financial reporting purposes. If and

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

11. INCOME TAXES (Continued)

when the valuation allowance related to these amounts is reversed, the Company will recognize this benefit as an adjustment to share capital as opposed to income tax expense in the Statement of Operations.

        The valuation allowance as at December 31, 2010 was increased by $4.7 million (December 31, 2009—decreased by $1.1 million).

        As at December 31, 2010, the Company has estimated net operating loss carry-forwards available to reduce taxable income in future years as follows:

Country	Amount	Expiration Dates
Argentina	$13,543	2013 - 2015
Canada	$3,294	2011 - 2029

        Within Canada the Company also has a capital loss of approximately $2.2 million which can be carried forward indefinitely.

        As at December 31, 2009, the Company had estimated net operating loss carry-forwards available to reduce taxable income in future years as follows:

Country	Amount	Expiration dates
Argentina	$9,220	2010 - 2014 and beyond
Canada	$796	2010 - 2014

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

        As discussed in Note 2, these financial statements are prepared in accordance with Canadian GAAP. Differences between Canadian GAAP and United States generally accepted accounting principles ("U.S. GAAP") as they apply to these financial statements are summarized as follows:

a.     Mineral Properties and Deferred Exploration Costs

        The U.S. Securities and Exchange Commission staff has taken the position that a U.S. registrant without proven and probable economic reserves, in most cases, could not support the recovery of the carrying value of deferred exploration costs. The Company's investment in MSC has proven and probable reserves but MSC did not receive government approval of the Environmental Impact Assessment (EIA) until the first quarter of 2006. Therefore, the Company presented the effect of expensing all deferred exploration costs through December 31, 2005 as a reconciling item between U.S. and Canadian GAAP. As of January 1, 2006 the only difference relates to the amortization of deferred exploration costs.

b.     Warrants

        Under Canadian GAAP share purchase warrants are accounted for as equity. Under U.S. GAAP, as required by ASC 815-40 for fiscal years beginning after December 15, 2008, share purchase warrants

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

denominated in a currency that is not the functional currency of the Company are accounted for as a liability, with the change in fair value recorded in the statement of operations.

        The Company had 15,244,000 warrants outstanding as at December 31, 2010. Accordingly, under U.S. GAAP, this amount was recorded as a liability. At December 31, 2010 the fair value of the warrants outstanding was recalculated resulting in a liability of $25.3 million (2009—$5.7 million) with the change in fair value of $20.3 million (2009—$5.4 million) recorded in the statement of operations.

        Under U.S. GAAP, as required by FASB Statement No. 157, "Fair Value Measurements" ("FAS 157"), a fair value level needs to be assigned to financial instruments measured at fair value.

        The different fair value hierarchy levels have been defined as follows:

  •
  Fair value level 1: determined using quoted prices (unadjusted) in active markets for identical assets or liabilities

  •
  Fair value level 2: determined using inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices)

  •
  Fair value level 3: determined using inputs for the asset or liability that are not based on observable market data (unobservable inputs)

        The share purchase warrants are classified as Fair Value level 2.

        The Company uses the Black Scholes option pricing model to calculate the fair value of the warrants. The assumptions used to value the warrants outstanding as at December 31, 2010 were as follows:

Volatility:	81%
Risk-free interest rate:	1.7%
Expected life:	0.08 years
Dividend rate:	0%

        The assumptions used to value the warrants from the 2009 issuance and outstanding as at December 31, 2009 were as follows:

Volatility:	67%
Risk-free interest rate:	2.5%
Expected life:	4.64 years
Dividend rate:	0%

c.     Income taxes related to the above adjustments:

        The income tax adjustment reflects the impact on income taxes on the U.S. GAAP adjustments described above. Accounting for income taxes under Canadian GAAP and U.S. GAAP is similar,

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

except that income tax rates of enacted of substantively enacted tax law must be used to calculate future income tax assets and liabilities under Canadian GAAP, whereas only income tax rates of enacted tax law can be used under U.S. GAAP. There were no material income tax differences on the above adjustments.

d.     New Accounting Pronouncements

  (i) Accounting Policies Implemented

          In April 2009, the FASB issued FASB Staff Position 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 did not have a material impact on the Company's financial position, results of operations or cash flows.

          In June 2009, the FASB issued ASC Topic 105, "Generally Accepted Accounting Principles" ("ASC 105"). ASC 105 makes the FASB Accounting Standards Codification the single source of authoritative U.S. accounting and reporting standards, but it does not change accounting principles generally accepted in the United States of America. ASC 105 was effective for interim and annual periods ending after September 15, 2009. Adoption of ASC 105 did not have a material impact on the Company's financial condition, results of operations or cash flows.

          In May 2009, the FASB issued ASC Topic 855, "Subsequent Events" ("ASC 855"). ASC 855 establishes principles and requirements for events that occur after the balance sheet date, but before the issuance of the financial statements. ASC 855 requires disclosure of the date through which subsequent events have been evaluated and disclosure of certain non-recognized subsequent events. On February 24, 2010, the FASB issued Accounting Standards Update (ASU) 2010-09 to amend ASC 855. As a result, entities are no longer required to disclose the date through which management evaluated subsequent events in the financial statements. As a result, the Company's considerations with respect to evaluating subsequent events are to be consistent with those before the issuance of the subsequent events accounting guidance. ASC 855 is effective for interim and annual periods ending after June 15, 2009. Adoption of ASC 855 did not have a material impact on the Company's financial position, results of operations or cash flows.

          In June 2009, the FASB issued FASB Statement No. 166, "Accounting for Transfer of Financial Assets—an amendment of FAS 140" ("FAS 166") which seeks to enhance the information reported to users of financial statements by providing greater transparency about transfers of financial assets, including securitization transactions, and where companies have continuing exposure to the risks related to transferred financial assets. FAS 166 was formally included into the FASB codification in December 2009, under ASC 860, "Transfers and Servicing."

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

  The amendment is effective as of the first fiscal year beginning after November 15, 2009. Adoption of FAS 166 did not have a material impact on the Company's financial condition, results of operations or cash flows.

          In June 2009, the FASB issued ASU 2009-17. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R).The amendments in this Accounting Standards Update replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity. The amendments in this Update also require additional disclosures about a reporting entity's involvement in variable interest entities, which will enhance the information provided to users of financial statements. The standard is effective for the years beginning after November 15, 2009 and for interim periods within those fiscal years. Adoption of ASU 2009-17 did not have a material impact on the Company's financial condition, results of operations or cash flows.

  (ii) Future Accounting Pronouncements

          In April 2010, the FASB issued Accounting Standards Update No. 2010-12 which amends topic 718 "Compensation—Stock Compensation". The amendment addresses the classification of employee share-based payments awards with an exercise price denominated in the currency of a market in which the underlying equity security trades, stating that a share-based award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's shares trades shall not be considered to contain a market, performance, or service condition. Therefore, such an award is not to be classified as a liability if it otherwise qualifies as equity. This new provision is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2010. The Company does not believe that adoption of this guidance will have a material impact to its financial statements.

          In September 2009, the FASB issued authoritative guidance regarding multiple-deliverable revenue arrangements. This guidance addresses how to separate deliverables and how to measure and allocate consideration to one or more units of accounting. Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices. The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price. This guidance is effective for annual periods beginning after June 15, 2010 but may be early adopted as of the beginning of an annual period. The Company does not believe that adoption of this guidance will have a material impact to its financial statements.

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

e.     Restatement of Previously Issued Financial Statements—2010

        These consolidated financial statements per U.S. GAAP have been restated as at and for the year ended December 31, 2010, to correct an understatement of deferred tax expense on the income that is reported to the Company by MSC. The restatement has the effect of decreasing total assets as at December 31, 2010 by $2.7 million and increasing net loss for year ended December 31, 2010 by $2.7 million.

        The impact of this restatement on the consolidated financial statements is as follows:

	As Previously Reported	Restatement	As Restated
Balance Sheet as at December 31, 2010
Total assets, per U.S. GAAP	$144,026	$(2,739)	$141,287
Shareholders' equity, end of year, per U.S. GAAP	$73,680	$(2,739)	$70,941
Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2010
Net loss for the period, per U.S. GAAP	$(285)	$(2,739)	$(3,024)
Basic loss per common share, per U.S. GAAP	$(0.00)	$(0.01)	$(0.01)

f.      Restatement of Prior Year Figures—2008

        In the year ended December 31, 2008 the Company has restated its consolidated financial statements per U.S. GAAP as the prior note for 2008 did not reconcile the difference between Depreciation and Amortization methods calculated on the Mineral Properties and Deferred Exploration Asset within MSC. As a result, the net loss for the year, per U.S. GAAP, decreased by $4.0 million for the year ended December 31, 2008. In addition, an error relating to the elimination of an intercompany interest item between the Company and MSC was corrected and the net loss for the year, per U.S. GAAP, increased by $0.1 million. Both of these corrections resulted a net increase in Total Assets of $3.9 million.

        In addition, an error relating to the elimination of an intercompany interest item between the Company and MSC for the year ended December 31, 2007 was corrected and as a result, the opening

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

accumulated deficit, per U.S. GAAP, decreased by $0.4 million as at January 1, 2008, with a corresponding increase in Total Assets.

	As Previously Reported	Restatement per CAD GAAP (Note 2(a))	Restatement	As Restated
Balance Sheet as at December 31, 2008
Shareholders' equity	$18,593	$(690)	$4,324	$22,227
Total Assets	$87,226	$(690)	$4,324	$90,860
Consolidated Statements of Operations and Other Comprehensive Loss for the period ended December 31, 2008
Net loss for the period	$(18,114)	$(301)	$3,920	$(14,495)
Basic loss per common share	$(0.10)	$—	$0.02	$(0.08)

g.     Impact on Consolidated Financial Statements

        The impact of items (a) to (f) on the consolidated financial statements is as follows:

	As at
	December 31, 2010 (restated—Note 12e)	December 31, 2009	December 31, 2008 (restated—Note 12f)
Shareholders' equity, end of year, per Canadian GAAP	$147,599	$124,372	$69,555
Adjustment for classification of warrants as liability	(25,672)	(5,390)	—
Adjustment to contributed surplus at transition period for warrants	(9,578)	(9,578)	—
Adjustment to retained earnings at transition period for warrants	9,312	9,312	—
Adjustment to contributed surplus for warrants exercised	(25)	—	—
Adjustment to common stock for warrants exercised	675	—	—
Adjustment for mineral properties and deferred exploration costs	(32,680)	(19,255)	(16,391)
Adjustment for mineral property and deferred exploration cost portion of investment	(18,690)	(29,900)	(30,938)

Shareholders' equity, end of year, per U.S. GAAP	$70,941	$69,561	$22,226

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

	Year Ended
	December 31, 2010 (restated—Note 12e)	December 31, 2009	December 31, 2008 (restated—Note 12f)
Net income (loss) for the period, per Canadian GAAP	$19,473	$4,115	$(3,975)
Adjustment for loss from warrants	(20,283)	(5,390)	—
Adjustment for deferred exploration costs, net	(13,425)	(2,865)	(8,053)
Adjustment for investment	11,211	1,038	(2,467)

Net loss for the period, per U.S. GAAP	$(3,024)	$(3,102)	$(14,495)

Basic and diluted net loss per common share, per U.S. GAAP	$(0.01)	$(0.01)	$(0.08)

	As at
	December 31, 2010 (restated—Note 12e)	December 31, 2009	December 31, 2008 (restated—Note 12f)
Total liabilities, per Canadian GAAP	$45,058	$42,199	$67,770
Adjustment for classification of warrants as liability	25,288	5,655	864

Total liabilities, per U.S. GAAP	$70,346	$47,854	$68,634

	As at
	December 31, 2010 (restated—Note 12e)	December 31, 2009	December 31, 2008 (restated—Note 12f)
Total assets, per Canadian GAAP	$192,657	$166,571	$137,325
Adjustment for mineral properties and deferred exploration costs	(32,680)	(19,255)	(16,391)
Adjustment for mineral property and deferred exploration cost portion of investment	(18,690)	(29,901)	(30,938)
Adjustment for deferred financing costs	—	—	864

Total assets, per U.S. GAAP	$141,287	$117,415	$90,860

MINERA ANDES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010 and 2009

(stated in thousands of United States dollars, unless otherwise stated)

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Continued)

	Year Ended
	December 31, 2010 (restated—Note 12e)	December 31, 2009	December 31, 2008 (restated—Note 12f)
Cash flows used in operating activities under Canadian GAAP	$(4,047)	$(5,565)	$(6,604)
Adjustment related to investment	11,211	1,038	(2,467)
Adjustment related to mineral properties	(13,438)	(2,868)	(8,403)

Cash flows used in operating activities under U.S. GAAP	$(6,274)	$(7,395)	$(17,474)

Cash flows used in investing activities under Canadian GAAP	$(4,485)	$(13,567)	$(25,360)
Adjustment related to investment	(11,211)	(1,038)	2,467
Adjustment related to mineral properties	13,438	2,868	8,403

Cash flows used in investing activities under U.S. GAAP	$(2,258)	$(11,737)	$(14,490)

13. SUBSEQUENT EVENT

        On March 17, 2010, the Company announced its intention to spin out its Los Azules copper project into a new publicly traded company. The spin-out will be carried out pursuant to a statutory plan of arrangement in the Province of Alberta (the "Arrangement"). Under the proposed terms of the Arrangement, the shareholders of Minera Andes will retain their common shares in Minera Andes and will be entitled to receive one common share of the new company for every share of Minera Andes held on the record date for the Arrangement. Additional prospective copper exploration assets currently owned by Minera Andes will also be included with the Los Azules Copper Project in the Arrangement.

        The completion of the Arrangement will be subject, among other things, to Toronto Stock Exchange, Court and shareholder approval, as well as a favourable tax ruling from the Canada Revenue Agency.

        Further details regarding the Arrangement will be set out in an Information Circular that will be sent to shareholders in advance of the extraordinary shareholders meeting, anticipated to be held in late June 2011 to seek approval for the Arrangement and related matters.

14. COMPARATIVE FIGURES

        Certain financial statement line items from prior periods have been reclassified to conform with the current year's presentation. These reclassifications had no effect on the net loss and accumulated deficit as previously reported.

ANNEX A

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
US GOLD CORPORATION

        Pursuant to § 7-110-107 and Part 3 of Article 90 of Title 7, Colorado Revised Statutes, US Gold Corporation (the "Corporation") hereby adopts the following Second Amended and Restated Articles of Incorporation and certifies that the board of directors of the Corporation duly approved the following Second Amended and Restated Articles of Incorporation and recommended them for approval by the shareholders of the Corporation on [    •    ], 2011 and the shareholders of the Corporation duly approved said Second Amended and Restated Articles of Incorporation on [    •    ], 2011. These Second Amended and Restated Articles of Incorporation amend and restate the Articles of Incorporation of the Corporation to read in their entirety as follows:

ARTICLE I

NAME

        The name of the corporation is US GOLD CORPORATION (hereinafter referred to as the "Corporation").

ARTICLE II

PERIOD OF DURATION

        The Corporation shall exist in perpetuity, from and after the date of filing these Amended and Restated Articles of Incorporation with the Secretary of State of Colorado unless dissolved according to law.

ARTICLE III

OBJECTS AND PURPOSES

        The objects and purposes for which the Corporation is organized and the nature of the business to be carried on by it are any lawful business or activity and to have and exercise all of the powers and rights conferred by the Colorado Business Corporation Act ("Act").

ARTICLE IV

CAPITAL

A.    Classes of Stock.    The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 500,000,002 shares, of which (i) 500,000,000 shares, no par value, shall be Common Stock and (ii) two shares, no par value, shall be Preferred Stock. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance.

B.    Common Stock.

        (1)    Dividends.    Dividends in cash, property, or shares of the Corporation may be paid upon the Common Stock, as and when declared by the board of directors, out of funds of the Corporation to the extent and in the manner permitted by law.

        (2)    Distribution in Liquidation.    Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of Common Stock. The board of directors may, from time to time, distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets, in cash or property, in the manner permitted and upon compliance with limitations imposed by law.

        (3)    Voting Rights; Cumulative Voting.    Each outstanding share of Common stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Cumulative voting shall not be allowed in the election of directors of the Corporation.

C.    Series A Special Voting Preferred Stock.

        (1)    Designation and Amount.    One share of Preferred Stock is hereby constituted as a series of Preferred Stock of the Corporation which shall be designated as the "Series A Special Voting Preferred Stock" (the "Special A Voting Share"), the preferences and relative, optional and other special rights of which and the qualifications, limitations or restrictions of which shall be as set forth herein.

        (2)    Dividends.    The holder of the Special A Voting Share shall not be entitled to receive any portion of any dividend or distribution at any time.

        (3)    Voting Rights.    The holder of the Special A Voting Share shall have the following voting rights:

            (i)  The Special A Voting Share shall entitle the holder thereof to an aggregate number of votes equal to the number of exchangeable shares ("Exchangeable A Shares") of US Gold Canadian Acquisition Corporation, a corporation existing under and governed by the Business Corporations Act of Alberta, Canada ("Canadian A Exchange Co."), issued and outstanding from time to time and which are not owned by the Corporation or any company more than 50% of the outstanding stock of which is owned, directly or indirectly, by the Corporation, by one or more other subsidiaries of the Corporation, or by the Corporation and one or more other subsidiaries of the Corporation (such company, a "Subsidiary").

           (ii)  Except as otherwise provided herein or by law, the holder of the Special A Voting Share, the holder of the Special B Voting Share (as defined below) and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          (iii)  Except as set forth herein, the holder of the Special A Voting Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with the holders of shares of Common Stock and the holder of the Special B Voting share as set forth herein) for taking any corporate action.

        (4)    Additional Provisions.

            (i)  The holder of the Special A Voting Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.

           (ii)  At such time as (A) the Special A Voting Share entitles its holder to a number of votes equal to zero because there are no Exchangeable A Shares of Canadian A Exchange Co. issued and outstanding that are not owned by the Corporation or any Subsidiary, and (B) there is no share of stock, debt, option or other agreement, obligation or commitment of Canadian A Exchange Co. which could by its terms require Canadian A Exchange Co. to issue any Exchangeable A Shares to any person other than the Corporation or any of its Subsidiaries, then the Special A Voting Share shall thereupon be retired and cancelled promptly thereafter. Such Special A Voting Share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.

        (5)    Reacquired share.    If the Special A Voting Share should be purchased or otherwise acquired by the Corporation in any manner whatsoever, then the Special A Voting Share shall be retired and cancelled promptly after the acquisition thereof. Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.

        (6)    Redemption.    The Special A Voting Share is not redeemable.

        (7)    Dissolution, Liquidation or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Special A Voting Share shall not be entitled to any portion of any related distribution.

D.    Series B Special Voting Preferred Stock.

        (1)    Designation and Amount.    One share of Preferred Stock is hereby constituted as a series of Preferred Stock of the Corporation which shall be designated as the "Series B Special Voting Preferred Stock" (the "Special B Voting Share"), the preferences and relative, optional and other special rights of which and the qualifications, limitations or restrictions of which shall be as set forth herein.

        (2)    Dividends.    The holder of the Special B Voting Share shall not be entitled to receive any portion of any dividend or distribution at any time.

        (3)    Voting Rights.    The holder of the Special B Voting Share shall have the following voting rights:

            (i)  The Special B Voting Share shall entitle the holder thereof to an aggregate number of votes equal to the number of exchangeable shares ("Exchangeable B Shares") of McEwen Mining—Minera Andes Acquisition Corp., a corporation existing under and governed by the Business Corporations Act of Alberta, Canada ("Canadian B Exchange Co."), issued and outstanding from time to time and which are not owned by the Corporation or any Subsidiary.

           (ii)  Except as otherwise provided herein or by law, the holder of the Special B Voting Share, the holder of the Special A Voting Share and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          (iii)  Except as set forth herein, the holder of the Special B Voting Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with the holders of shares of Common Stock and the holder of the Special A Voting Share as set forth herein) for taking any corporate action.

        (4)    Additional Provisions.

            (i)  The holder of the Special B Voting Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.

           (ii)  At such time as (A) the Special B Voting Share entitles its holder to a number of votes equal to zero because there are no Exchangeable B Shares of Canadian B Exchange Co. issued and outstanding that are not owned by the Corporation or any Subsidiary, and (B) there is no share of stock, debt, option or other agreement, obligation or commitment of Canadian B

  Exchange Co. which could by its terms require Canadian B Exchange Co. to issue any Exchangeable B Shares to any person other than the Corporation or any of its Subsidiaries, then the Special B Voting Share shall thereupon be retired and cancelled promptly thereafter. Such Special B Voting Share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.

        (5)    Reacquired share.    If the Special B Voting Share should be purchased or otherwise acquired by the Corporation in any manner whatsoever, then the Special B Voting Share shall be retired and cancelled promptly after the acquisition thereof. Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued share of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein.

        (6)    Redemption.    The Special B Voting Share is not redeemable.

        (7)    Dissolution, Liquidation or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Special B Voting Share shall not be entitled to any portion of any related distribution.

E.    Denial of Preemptive Rights.    No holder of any shares of the Corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any shares or securities of the corporation, including shares or securities held in the treasury of the Corporation.

ARTICLE V

RIGHT OF DIRECTORS TO
CONTRACT WITH CORPORATION

        No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

          (a)   The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

          (b)   The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

          (c)   The contract or transaction is fair and reasonable to the Corporation.

        Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

 ARTICLE VI

INDEMNIFICATION OF OFFICERS
DIRECTORS AND OTHERS

        The Corporation may indemnify each director, officer and any employee or agent of the Corporation, his heirs, executors and administrators, against expenses reasonably incurred or any amounts paid by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer, employee or agent of the Corporation to the full extent permitted by the Act as now existing or as hereafter amended.

ARTICLE VII

SHAREHOLDER VOTING

        One-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

ARTICLE VIII

LIMITATION ON LIABILITY
OF DIRECTORS

        To the fullest extent permitted by the Act, as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

ARTICLE IX

VOTING REQUIREMENTS

        When, with respect to any action to be taken by the shareholders of the Corporation, the Act requires the vote or concurrence of a greater number of shares, or of any class or series entitled to vote thereon for an "existing corporation" (as defined in the Act) than would otherwise be required, any and all such action shall be taken as required by the Act, as the same may be amended from time to time, as if the Corporation were organized on or after July 1, 1994. This provision is intended to eliminate the two-thirds voting requirement imposed by Section 7-117-101 of the Act on corporations organized before June 30, 1994.

* * * * *

        IN WHITNESS WHEREOF, the Corporation has caused these Second Amended and Restated Articles of Incorporation to be signed by its Secretary this [    •    ] day of [    •    ], 2011.

By:
Name:
Title:

ANNEX B

ARTICLES OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
US GOLD CORPORATION

        Pursuant to Section 7-110-103 of the Colorado Business Corporation Act, US Gold Corporation adopts the following Articles of Amendment to its Second Amended and Restated Articles of Incorporation and herby cerifies as follows:

  1.
  The name of the Corporation is US GOLD CORPORATION.

  2.
  The board of directors of the Corporation duly approved the following amendment to the Second Amended and Restated Articles of Incorporation and recommended them for approval by the shareholders of the Corporation on [    •    ], 2011 and the shareholders of the Corporation duly approved said amendment on [    •    ], 2011.

  3.
  The Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended as follows:

  a.
  The title thereof is hereby amended and restated in its entirety as follows:

"SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
MCEWEN MINING INC."

    b.
    Article I of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE I

Name

        The name of the Corporation is MCEWEN MINING INC. (the "Corporation")

  4.
  The effective date of the Articles of Amendment to the Articles of Incorporation shall be the date of filing with the Colorado Secretary of State.

        [signature page follows]

B-1

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Second Amended and Restated Articles of Incorporation of US Gold Corporation this    day of                        , 2011.

US GOLD CORPORATION
By:
Name:
Title:

B-2

ANNEX C

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

        The unaudited pro forma combined consolidated financial statements (the "Pro Forma Financial Statements") have been derived from the historical consolidated financial statements of US Gold Corporation ("US Gold") and Minera Andes Inc. ("Minera Andes"), included in or incorporated by reference in the proxy statement to which these Pro Forma Financial Statements are attached (the "Proxy").

        The unaudited pro forma combined consolidated statements of operations and other comprehensive (loss) income (the "Pro Forma Statements of Operations") for the six month period ended June 30, 2011 and for the year ended December 31, 2010 give effect to the merger as if it were completed on January 1, 2010. The unaudited pro forma combined consolidated balance sheet (the "Pro Forma Balance Sheet") as at June 30, 2011 gives effect to the merger as if it were completed on June 30, 2011.

        The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to the pro forma events that are: (1) directly attributable to the merger; (2) actually supportable; (3) utilized in reconciliations from Canadian generally accepted accounting principles ("Canadian GAAP") to US generally accepted accounting principles ("US GAAP") contained in the notes to Minera Andes' audited 2010 annual financial statements; and (4) reconciliations from International Financial Reporting Standards ("IFRS") to US GAAP, not otherwise presented in the Minera Andes' interim financial statements for the period ended June 30, 2011.

        The Pro Forma Financial Statements do not reflect any cost savings (or associated costs to achieve such savings) from operating efficiencies or other restructuring that could result from the merger. Further, the Pro Forma Financial Statements do not reflect the effect of any regulatory actions that may impact the Pro Forma Financial Statements when the merger is completed.

        The acquisition of Minera Andes' common stock by US Gold in the merger will be accounted for in accordance with the acquisition method of accounting and the regulations of the Securities Exchange Commission. The purchase price will be determined on the basis of the fair value on the acquisition date of the shares of US Gold's common stock issued in the merger. The purchase price used to prepare the Pro Forma Financial Statements is based on the closing share price of US Gold common stock on the NYSE on October 3, 2011, of $3.75 and the exchange of Minera Andes' outstanding shares of common stock for the right to receive 0.45 of a share of US Gold common stock.

        Assumptions and estimates underlying the Pro Forma Financial Statements are described in the accompanying notes, which should be read in conjunction with the Pro Forma Financial Statements. Since the Pro Forma Financial Statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the merger may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed.

        The Pro Forma Financial Statements have been presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations and financial position of the combined company.

        The following Pro Forma Financial Statements should be read in conjunction with:

  •
  The accompanying notes to the Pro Forma Financial Statements;

  •
  The unaudited financial statements of US Gold as of and for the six month period ended June 30, 2011 contained in US Gold's Form 10-Q, and incorporated by reference into the Proxy;

  •
  The audited financial statements of US Gold as of and for the year ended December 31, 2010 contained in US Gold's Form 10-K, and incorporated by reference into the Proxy;

  •
  The unaudited financial statements of Minera Andes as of and for the six month period ended June 30, 2011 contained in Minera Andes' Form 6-K, and included in the Proxy; and

  •
  The audited financial statements of Minera Andes as of and for the year ended December 31, 2010 contained in Minera Andes' Form 40-F and included in the Proxy.

US GOLD CORPORATION AND MINERA ANDES INC.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE (LOSS) INCOME

For the six month period ended June 30, 2011

(in thousands)

	US GAAP US Gold	IFRS Minera Andes	US GAAP Adjustments	Ref		US GAAP Minera Andes	Acquisition Adjustments	Ref		Pro forma Consolidated
	a	b	c			d=b+c	e			f=a+d+e
REVENUE
Income on investment in Minera Santa Cruz ("MSC")	$—	$25,559	$885	4(b	)	$26,444	$(13,629)	4(o	)	$12,815
Less amortization of deferred costs	—	(751)	—			(751)	—			(751)

	—	24,808	885			25,693	(13,629)			12,064

COSTS AND EXPENSES:
General and administrative	3,727	3,471	—			3,471	—			7,198
Property holding costs	1,108	—	55	4(a	)	55	—			1,163
Exploration costs	17,535	—	10,297	4(a	)	10,297	—			27,832
Accretion of asset retirement obligation	266	—	—			—	—			266
Depreciation	259	16	—			16	—			275
Gain on sale of assets	(10)	—	—			—	—			(10)

Total costs and expenses	22,885	3,487	10,352			13,839	—			36,724

Operating (loss) income	$(22,885)	$21,321	$(9,467)			$11,854	$(13,629)			$(24,660)

OTHER INCOME (EXPENSE)
Interest income	31	69	—			69	—			100
Interest expense	(17)	—	—			—	—			(17)
Gain on sale of gold bullion	524	—	—			—	—			524
Project loan interest expense	—	(1,121)	—			(1,121)	—			(1,121)
Project loan interest income	—	1,121	—			1,121	—			1,121
Unrealized gain on fair value of derivative liability	—	6,119	—			6,119	—			6,119
Foreign currency gain	459	641	—			641	—			1,100

Total other income	997	6,829	—			6,829	—			7,826

(Loss) income before income tax	(21,888)	28,150	(9,467)			18,683	(13,629)			(16,834)
Income tax recovery (expense)	—	(423)	423	4(c	)	—	—			—

Net (loss) income	(21,888)	27,727	$(9,044)			$18,683	(13,629)			(16,834)

COMPREHENSIVE (LOSS) INCOME:
Unrealized loss on available-for-sale securities	(866)	—	—			—	—			(866)

Comprehensive (loss) income	$(22,754)	27,727	$(9,044)			$18,683	$(13,629)			$(17,700)

Basic and diluted per share data:
Net (loss) income	$(0.16)	$0.10								$(0.06)

Weighted average common shares outstanding:
—basic and diluted (note 5)	134,310	280,309								261,524

US GOLD CORPORATION AND MINERA ANDES INC.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

For the year ended December 31, 2010

(in thousands)

	US GAAP US Gold	CDN GAAP Minera Andes	US GAAP Adjustments	Ref		US GAAP Minera Andes	Acquisition Adjustments	Ref		Pro forma Consolidated
	a	b	c			d=b+c	e
										f=a+d+e
REVENUE
Income on investment in Minera Santa Cruz ("MSC")	$—	$26,134	$11,211	4(b	)	$37,345	$(21,982)	4(o	)	$15,363
Less amortization of deferred costs	—	(1,673)	—			(1,673)	—			(1,673)

	—	24,461	11,211			35,672	(21,982)			13,690

COSTS AND EXPENSES:
General and administrative	5,397	5,435	—			5,435	—			10,832
Property holding costs	4,358	—	1,301	4(a	)	1,301	—			5,659
Exploration costs	19,210	—	12,137	4(a	)	12,137	—			31,347
Accretion of asset retirement obligation	515	—	—			—	—			515
Depreciation	454	19	—			19	—			473
Gain on sale of assets	(29)	—	—			—	—			(29)
Write-off of mineral property interests	5,878	13	(13)	4(a	)	—	—			5,878

Total costs and expenses	35,783	5,467	13,425			18,892	—			54,675

Operating (loss) income	$(35,783)	$18,994	$(2,214)			$16,780	$(21,982)			$(40,985)

OTHER INCOME (EXPENSE)
Interest income	112	17	—			17	—			129
Interest expense	(15)	—	—			—	—			(15)
Project loan interest expense	—	(2,514)	—			(2,514)	—			(2,514)
Project loan interest income	—	2,514	—			2,514	—			2,514
Unrealized gain on fair value of derivative liability	—	—	(20,283)	4(d	)	(20,283)	—			(20,283)
Foreign currency gain	597	462	—			462	—			1,059

Total other income (expense)	694	479	(20,283)			(19,804)	—			(19,110)

(Loss) income before income tax	(35,089)	19,473	(22,497)			(3,024)	(21,982)			(60,095)
Income tax recovery	1,998	—	—			—	—			1,998

Net (loss) income	(33,091)	19,473	(22,497)			(3,024)	(21,982)			(58,097)

COMPREHENSIVE (LOSS) INCOME:
Unrealized loss on available-for-sale securities	542	—	—			—	—			542

Comprehensive (loss) income	$(32,549)	$19,473	$(22,497)			$(3,024)	$(21,982)			$(57,555)

Basic and diluted per share data:
Net (loss) income	$(0.27)	$0.07								$(0.23)

Weighted average common shares outstanding:
—basic and diluted (note 5)	121,987	264,570								249,201

US GOLD CORPORATION AND MINERA ANDES INC.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

As at June 30, 2011

(in thousands)

	US GAAP US Gold	IFRS Minera Andes	US GAAP Adjustments	Ref		US GAAP Minera Andes	Acquisition Adjustments	Ref		Pro forma Consolidated
	a	b	c			d=b+c	e			f=a+d+e
ASSETS
Current assets:
Cash and cash equivalent	$53,351	$10,567	$—			$10,567	$—			$63,918
Short-term investments	—	11,405	—			11,405	—			11,405
Marketable equity securities	3,710	—	—			—	—			3,710
Gold and silver bullion	34,220	—	—			—	—			34,220
Other current assets	3,645	229	—			229	—			3,874

Total current assets	94,926	22,201	—			22,201	—			117,127
Project loan receivable	—	31,850	—			31,850	—			31,850
Mineral property interests	236,224	—	—			—	332,154	4(f	)	568,378
Restrictive time deposits for reclamation bonding	5,190	—	—			—	—			5,190
Exploration and evaluation assets	—	43,032	(43,032)	4(a	)	—	—			—
Investment in Minera Santa Cruz ("MSC")	—	127,419	(17,804)	4(b	)	109,615	179,445	4(g	)	289,060
Property and equipment	11,316	331	—			331	—			11,647
Goodwill	—	—	—			—
Other assets	4	—	—			—	—			4

TOTAL ASSETS	$347,660	$224,833	$(60,836)			$163,997	$511,599			$1,023,256

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$3,581	$3,249	$—			$3,249	$4,912	4(e)(n	)	$11,742
Current portion of asset retirement	509	—	—			—	—			509
Current deferred income tax liability	393	—	—			—	—			393
Other current liabilities	124	—	—			—	—			124

Total current liabilities	4,607	3,249	—			3,249	4,912			12,768
Asset retirement obligation, less current portion	5,819	—	—			—	—			5,819
Deferred income tax liability	78,573	1,979	(1,979)	4(c	)	—	157,768	4(h	)	236,341
Project loan payable	—	31,850	—			31,850	—			31,850
Other liabilities	400	—	—			—	—			400

Total liabilities	$89,399	$37,078	$(1,979)			$35,099	$162,680			$287,178

Shareholders' Equity
Common stock	$612,124	$194,369	$—			$194,369	$285,910	4(i)(j)(k	)	$1,092,403
Contributed surplus	—	14,329	—			14,329	(14,329)	4(l	)	—
Accumulated deficit	(353,254)	(20,943)	(58,857)	4(a)(b)(c	)	(79,800)	77,338	4(m)(n	)	(355,716)
Accumulated other comprehensive loss	(609)	—	—			—	—			(609)

Total shareholders' equity	$258,261	$187,755	$(58,857)			$128,898	$348,919			$736,078

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$347,660	$224,833	$(60,836)			$163,997	$511,599			$1,023,256

US GOLD CORPORATION AND MINERA ANDES INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

As at June 30, 2011

1. BASIS OF PRESENTATION

        The Pro Forma Statements of Operations for the six month period ended June 30, 2011 and the year ended December 31, 2010 give effect to the merger as if it were completed on January 1, 2010. The Pro Forma Balance Sheet as at June 30, 2011 gives effect to the merger as if it were completed on June 30, 2011.

        The Pro Forma Financial Statements have been derived from the historical consolidated financial statements of US Gold and Minera Andes, which are included or incorporated by reference in the Proxy. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Pro Forma Financial Statements. Since the Pro Forma Financial Statements have been prepared based upon preliminary estimates, the final amounts recorded at the date of the merger may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed.

        The merger is reflected in the Pro Forma Financial Statements as being accounted for based on the acquisition method in accordance with ASC Topic 805, Business Combinations. Under the acquisition method, the total estimated purchase price is calculated as described in Note 3 to the Pro Forma Financial Statements. In accordance with the accounting guidance for business combinations, the assets acquired and liabilities assumed have been measured at fair value. The fair value measurements utilize estimates based on key assumptions of the merger, including prior acquisition experience, benchmarking of similar acquisitions and historical and current market data. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analysis is performed. The final fair value of assets acquired and liabilities assumed will be determined after the merger is complete, which may differ materially from the information presented.

        For the purpose of measuring the estimated fair value of the assets acquired and liabilities assumed, as reflected in the Pro Forma Financial Statements, US Gold has applied the accounting guidance for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        The Pro Forma Financial Statements do not reflect cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the merger. Further, the Pro Forma Financial Statements do not reflect the effect of any regulatory actions that may impact the Pro Forma Financial Statements when the merger is completed.

2. SIGNIFICANT ACCOUNTING POLICIES

        The accounting policies used in the preparation of these Pro Forma Financial Statements are those set out in US Gold's audited consolidated financial statements for the year ended December 31, 2010. Minera Andes follows IFRS, as outlined in Minera Andes' unaudited financial statements as at June 30, 2011. As a result, in preparation of the Pro Forma Financial Statements, several adjustments were made to the Minera Andes' financial statements to conform to US GAAP. Further accounting policy differences may be identified after consummation and integration of the proposed acquisition.

US GOLD CORPORATION AND MINERA ANDES INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

As at June 30, 2011

3. BUSINESS ACQUISITION

        On June 14, 2011, US Gold and Minera Andes announced that Robert R. McEwen, Chairman, CEO, and largest shareholder of both companies, proposed to combine the companies. Under the proposal, each Minera Andes common share will be exchanged for 0.45 of a share of US Gold common stock. As a result of the proposed transaction, the combined company will be held approximately 52% by existing US Gold shareholders and 48% by existing Minera Andes shareholders. On a diluted basis, the combined company will be held approximately 53% by existing US Gold shareholders and 47% by existing Minera Andes shareholders. Each Minera Andes stock option will be exchanged for 0.45 of a US Gold stock option, with the strike price divided by 0.45. The option life and vesting period of the US Gold replacement stock option will not change from the option life granted under the Minera Andes option plan.

        These Pro Forma Financial Statements assume the cost of the acquisition will include the fair value of the US Gold common shares issued, based on the deemed issuance of 127.2 million US Gold common shares at a price of $3.75 per share and the issuance of replacement stock options valued at $3.2 million, totaling $480.3 million.

        The price of the US Gold common share was calculated using the October 3, 2011 NYSE closing share price of $3.75. The actual purchase price will fluctuate with the market price of US Gold's common stock until the merger is completed. An increase or decrease of 20% in US Gold's common stock price would increase or decrease the consideration transferred by approximately $92 million, which would be reflected as an increase or decrease to the purchase price of Minera Andes. The increase or decrease in US Gold's common stock price by as much as 20% is reasonably possible based upon the recent history of US Gold's common stock price.

        The US Gold replacement stock options have been valued using the Black-Scholes option pricing model. The assumptions used in the Black-Scholes option pricing model are as follows: share price: $3.75, strike price: $1.42 - $3.72, dividend yield: 0%, years to maturity: 0.23 - 3.61, volatility: 60% - 80%, and forfeiture rate: 6.93%.

        US Gold has completed a preliminary estimate of the fair value of all identifiable assets acquired and liabilities assumed and the portion of the purchase price attributable to goodwill. The fair value of the assets acquired and liabilities assumed will ultimately be determined after the closing of the merger. Therefore, it is likely that the fair value of the assets acquired and liabilities assumed will vary from those shown below, and the differences may be material.

Purchase Price

Value of US Gold's common shares issued on acquisition	$477,054
Fair value of US Gold replacement stock options	3,225

$480,279

US GOLD CORPORATION AND MINERA ANDES INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

As at June 30, 2011

3. BUSINESS ACQUISITION (Continued)

Net Assets Acquired	Fair Value
Cash and cash equivalent	$10,567
Short term investments	11,405
Accounts receivable	229
Project loan receivable	31,850
Exploration and evaluative assets
Los Azules	282,708
Santa Cruz	49,447
Investment in Minera Santa Cruz	289,060
Equipment	331
Accounts payable	(5,700)
Deferred income tax liability (on acquisition)	(157,768)
Project loan payable	(31,850)

$480,279

4. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

Differences resulting from US GAAP to IFRS transition and US GAAP to CDN GAAP:

          a)    The U.S. Securities and Exchange Commission's staff has taken the position that a U.S. registrant without proven and probable economic reserves, in most cases, could not support the recovery of the carrying value of deferred exploration costs. Minera Andes has incurred exploration expenditures primarily pertaining to the Los Azules and Santa Cruz properties. To date, these properties do not contain proven and probable economic reserves, as a result the exploration and evaluation expenditures are expensed under US GAAP.

          b)    Minera Andes' investment in MSC has proven and probable reserves but MSC did not receive government approval of the Environmental Impact Assessment until the first quarter of 2006. To reconcile Minera Andes's financial statements from IFRS to US GAAP all exploration and development costs incurred up to December 31, 2005 have been expensed.

          c)     Under IFRS, temporary differences resulting from differences between the functional currency of accounting for a foreign operation and the local currency in which they are filed, for tax purposes, are recognized as a deferred tax asset / liability. This has resulted in a deferred tax liability for Minera Andes under IFRS. Such revaluation is prohibited under ASC 740-10-25-3(f), and as a result, this deferred tax liability has been removed from the Pro Forma Financial Statements.

          d)    Under Canadian GAAP, share purchase warrants are accounted for as equity. Under US GAAP, as required by ASC 815-40 for fiscal years beginning after December 15, 2008, share purchase warrants denominated in a currency that is not the functional currency of the entity (Minera Andes) are accounted for as a liability, with the change in fair value recorded in the Pro Forma Statements of Operations. As at June 30, 2011, Minera Andes did not have any outstanding warrants.

US GOLD CORPORATION AND MINERA ANDES INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

As at June 30, 2011

4. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS (Continued)

Differences resulting from purchase price allocation:

          e)    To record Minera Andes' estimated transaction costs, which are estimated to be $2.4 million, and include: legal, special committee, fairness opinion, accounting review and tax, and proxy distribution and solicitation fees.

          f)     To record the fair value increment on mineral property interests held by Minera Andes.

          g)     To record the fair value increment on Minera Andes' 49% equity investment in Minera Santa Cruz.

          h)    To record deferred tax liabilities associated with the fair value adjustments on Minera Andes' 49% equity investment in Minera Santa Cruz, and mineral property interests.

          i)     To remove the historic common stock value of Minera Andes.

          j)     To record the 127.2 million US Gold shares issued at $3.75 to acquire the 282.7 million Minera Andes' common shares outstanding as at June 30, 2011.

          k)    To record the fair value of US Gold replacement options issued to Minera Andes' option holders, calculated using the Black Scholes option pricing model.

          l)     To remove the historic contributed capital of Minera Andes.

          m)   To remove the historic accumulated deficit balance of Minera Andes.

          n)    To record US Gold's transaction costs. The estimated transactions costs are $2.5 million, and include: legal, special committee, fairness opinion, asset valuation, accounting review and tax, and proxy distribution and solicitation fees.

          o)    To record the amortization on the fair value increment on Minera Andes' 49% equity investment in Minera Santa Cruz.

US GOLD CORPORATION AND MINERA ANDES INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (Continued)

As at June 30, 2011

5. PRO FORMA EARNINGS PER SHARE

Outstanding Common Shares, June 30, 2011
US Gold common shares outstanding, June 30, 2011	139,711
US Gold common shares issued in exchange for Minera Andes common shares	127,214

Consolidated common shares outstanding, June 30, 2011	266,925

Diluted Common Shares, June 30, 2011
US Gold stock options outstanding, June 30, 2011	3,870
Equivalent US Gold stock options outstanding for previous Nevada Pacific Gold option holders	395
Replacement US Gold stock options issued in exchange for Minera Andes stock options	2,152

Consolidated diluted shares outstanding, June 30, 2011	273,342

Weighted Average US Gold Common Shares Outstanding, June 30, 2011—Basic and Diluted
Weighted average US Gold common shares outstanding, June 30, 2011	134,310
US Gold common shares issued in exchange for Minera Andes common shares	127,214

Consolidated weighted average shares outstanding, June 30, 2011	261,524

Weighted Average US Gold Common Shares Outstanding, December 31, 2010—Basic and Diluted
Weighted average US Gold common shares outstanding, December 31, 2010	121,987
US Gold common shares issued in exchange for Minera Andes common shares	127,214

Consolidated weighted average common shares outstanding, December 31, 2010	249,201

ANNEX D

ANNEX D

UNAUDITED FINANCIAL STATEMENTS OF MCEWEN MINING—MINERA ANDES
ACQUISITION CORP.

MCEWEN MINING—MINERA ANDES ACQUISITION CORP.
UNAUDITED BALANCE SHEET
As at September 30, 2011

Assets
Cash	$1

Total	1

Shareholders Equity
Common Stock	$1

Total	1

D-1

Annex E

September 22, 2011

Special Committee of the Board of Directors
US Gold Corporation
99 George St. 3rd Floor
Toronto, ON.
Canada M5A 2N4

To the Special Committee:

        Raymond James Ltd. ("Raymond James") understands that US Gold Corp. ("US Gold" or the "Company") has entered into an Arrangement Agreement ("Arrangement Agreement") dated September 22, 2011 (the "Proposed Transaction") with Minera Andes Inc. ("Minera Andes"). The Proposed Transaction was entered into after both parties discussed the proposal made on June 14, 2011 from Robert McEwen, Chairman, CEO, and the largest shareholder of both US Gold and Minera Andes, which provided for a merger of US Gold and Minera Andes. Under the terms of the Proposed Transaction, Minera Andes shareholders will receive 0.45 of a US Gold common share ("US Gold Share") for each 1.0 Minera Andes common share ("Minera Andes Share") currently held (the "Exchange Ratio"), subject to any adjustments and on terms and conditions more fully set forth in the Arrangement Agreement.

        The above description is summary in nature. The specific terms and conditions of the Proposed Transaction will be more fully described in a proxy statement (the "Proxy Statement") which is to be mailed to shareholders of US Gold in connection with the Proposed Transaction.

        Raymond James also understands that a special committee of independent directors (the "Special Committee") of the board of directors of the Company (the "Board of Directors") has been constituted to consider the Proposed Transaction, supervise this valuation, and make recommendations thereon to the Board of Directors.

        The Special Committee has retained Raymond James to assist it in evaluating the Proposed Transaction, including the preparation and delivery to the Special Committee of a formal valuation (the "Valuation") in accordance with the requirements of Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions ("MI 61-101") and an opinion (the "Opinion") as to whether the consideration payable by US Gold under the Proposed Transaction is fair, from a financial point of view, to the shareholders of US Gold other than Robert McEwen and any affiliated entities (as defined under 61-101) or any other interested party (as defined under 61-101, including any related party or joint actor of such interested party), collectively the "Interested Parties".

ENGAGEMENT OF RAYMOND JAMES BY THE SPECIAL COMMITTEE

        Raymond James was engaged by the Special Committee pursuant to an engagement agreement (the "Engagement Agreement") dated July 19, 2011. The terms of the Engagement Agreement provide that Raymond James is to be paid $500,000 for its services and will be reimbursed for its reasonable out-of-pocket expenses upon submission of the Valuation and Opinion. In addition, the Company has agreed to indemnify Raymond James against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services. The fee payable to Raymond James is not contingent in whole or in part on the outcome of the Proposed Transaction or on the conclusions reached in the Valuation and Opinion.

        Raymond James has received no instructions from the Board or management of US Gold in connection with the conclusion reached in the Valuation and Opinion. Subject to the terms of the Engagement Agreement, Raymond James consents to the inclusion of the Valuation and the Opinion in the Proxy Statement, with a summary thereof, in a form acceptable to Raymond James, and to the filing thereof by the Company with the applicable Canadian and U.S. securities regulatory authorities.

        As Raymond James is relying extensively on information, materials and representations provided to us by US Gold and Minera Andes' management and associated representatives, the authors of the Valuation and Opinion required that the Special Committee confirm to Raymond James in writing that they have reviewed the Valuation and Opinion in detail and that the information and managements' representations contained in the Valuation and Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Valuation and Opinion.

        Raymond James, or its employees and associates, will not assume any legal and financial responsibility or liability for losses incurred by US Gold and/or its directors, officers, management, advisors and representatives and or any other parties as a result of the circulation, publication, reproduction, or use of the Valuation and Opinion, or any excerpts thereto as well as such use contrary to the provisions of the Valuation and Opinion. Raymond James reserves the right to review all calculations included or referred to in the Valuation and Opinion and, if Raymond James considers it necessary, to revise the Valuation and/or the Opinion in light of any information which becomes known to Raymond James after September 22, 2011 (the "Valuation Date").

CREDENTIALS OF RAYMOND JAMES LTD.

        Raymond James is a wholly-owned, indirect subsidiary of Raymond James Financial, Inc. ("Raymond James Financial"). Raymond James Financial is a publicly listed, diversified financial services holding company whose subsidiaries engage primarily in investment and financial planning, including securities and insurance, brokerage, investment banking, asset management, banking and cash management, and trust services. Raymond James is a Canadian full-service investment dealer with operations located across Canada. Raymond James is a member of the Toronto Stock Exchange ("TSX"), the TSX Venture Exchange ("TSXV"), the Montreal Exchange, the Investment Industry Regulatory Organization of Canada, the Investment Funds Institute of Canada, and the Canadian Investor Protection Fund. Raymond James and its officers have prepared numerous valuations and fairness opinions and have participated in a significant number of transactions involving private and publicly traded companies.

        The opinion expressed herein represents the opinion of Raymond James and the form and content of this Valuation and Opinion have been reviewed and approved by a committee of officers of Raymond James. The committee personnel are professionals experienced in providing valuations and fairness opinions for mergers and acquisitions as well as providing capital markets advice.

INDEPENDENCE OF RAYMOND JAMES LTD.

        Neither Raymond James nor any of its affiliated entities is or has been an associated or affiliated entity or issuer insider (as those terms are defined in MI 61-101) of US Gold, Minera Andes, Robert McEwen or any other interested party (as defined under 61-101) in connection with the Proposed Transaction. Except as financial advisor to the Special Committee, neither Raymond James nor any of its affiliated entities is or has been an advisor to any of the Interested Parties with respect to the Proposed Transaction.

        Raymond James and its affiliated entities have not been engaged to provide any financial advisory services, nor have they acted as lead or co-lead manager on any offering of US Gold or Minera Andes shares or other securities of either US Gold or Minera Andes.

        The fees paid to Raymond James in connection with the Engagement Agreement do not give Raymond James any financial incentive in respect of the conclusions reached in the Valuation and Opinion and Raymond James has no material financial interest in the completion of the Proposed Transaction. No understandings or agreements exist between Raymond James and US Gold or any Interested Party with respect to future financial advisory or investment banking business. Raymond James may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for US Gold or other Interested Parties.

        Raymond James acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have and may in the future have positions in the securities of an Interested Party and, from time to time, may have executed or may execute transactions on behalf of such companies or other clients for which it may have received or may receive compensation. As an investment dealer, Raymond James conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Proposed Transaction, US Gold, Minera Andes, or other Interested Parties.

SCOPE OF REVIEW

        In connection with the Valuation and Opinion, Raymond James reviewed and relied upon or carried out, among other things, the following:

  a)
  discussions with directors and management of the Company;

  b)
  discussion with directors and management of Minera Andes;

  c)
  discussions with technical experts of US Gold and Minera Andes regarding key assets;

  d)
  the Company's most recent corporate presentation dated June 14, 2011;

  e)
  the Arrangement Agreement;

  f)
  draft Proxy Statement;

  g)
  the interim report, including the comparative unaudited financial statements and management's discussion and analysis, of US Gold for the three and six months ended 30 June, 2011;

  h)
  the interim report, including the comparative unaudited financial statements and management's discussion and analysis, of Minera Andes for the three and six months ended 30 June, 2011;

  i)
  the annual audited consolidated financial statements of US Gold for the year ended 31 December 2010;

  j)
  the annual audited consolidated financial statements of Minera Andes for the year ended 31 December 2010;

  k)
  trading data for the Company and Minera Andes;

  l)
  the Company's and Minera Andes' news releases for the 12 months preceding the Valuation Date;

  m)
  the Company's and Minera Andes' website at http://www.usgold.com/ and http://www.minandes.com/ respectively;

  n)
  the "Preliminary Economic Assessment for the El Gallo District, Sinaloa State, Mexico", as prepared by Pincock Allen & Holt dated February 11, 2011;

  o)
  the "NI 43-101 Preliminary Assessment of US Gold Corporation's Gold Bar Project, including Gold Pick, Gold Ridge, Cabin Creek and Hunter, Eureka County, Nevada", as prepared by Telesto Nevada Inc., dated April 15, 2010;

  p)
  the "Technical Report on the San José Silver-Gold Mine Santa Cruz, Argentina", as prepared by P&E Mining Consultants Inc., dated December 22, 2010;

  q)
  the "Updated Preliminary Assessment Los Azules Project, San Juan Province, Argentina", as prepared by Samuel Engineering Inc., dated December 16, 2010;

  r)
  US Gold and Minera Andes' online electronic data room;

  s)
  selected public market trading statistics and relevant business and financial information of US Gold, Minera Andes and other publicly-traded entities;

  t)
  selected financial, stock market trading and resource and reserve data of various mining and exploration companies;

  u)
  a letter of representation as to certain factual matters and the completeness and accuracy of the information upon which the Valuation and Opinion is based, addressed to us and dated the date hereof, provided by senior officers of US Gold;

  v)
  a letter of representation provided by senior officers of US Gold and Minera Andes that all information publicly filed by US Gold and Minera Andes, at present, is complete, true and correct in all material respects and at the time of publication the contents of US Gold and Minera Andes' public disclosure documents were true and correct in all material respects and were prepared in accordance with the requirements of the relevant securities regulators;

  w)
  information on the natural resource, mining, exploration and silver, gold and copper markets;

  x)
  selected financial statistics and relevant financial information with respect to relevant transactions; and

  y)
  such other information, analyses, investigations and discussions as we considered necessary or appropriate in the circumstances.

PRIOR VALUATIONS

        US Gold has represented to Raymond James that there have been no independent appraisals or prior valuations (as defined in MI 61-101) of all or a material part of the properties or assets owned by, or the securities of US Gold or any of its subsidiaries made in the preceding 24 months and in the possession or control of US Gold except as noted herein. In addition, Minera Andes has represented to Raymond James that there have not been any prior valuations (as defined in MI 61-101) of Minera Andes or its material assets or its securities in the past twenty-four months.

Duff & Phelps Valuation

        US Gold engaged Duff & Phelps in December 2009 in order to estimate the fair value of certain of its mineral properties ("U.S. Mineral Interests") in accordance with the provisions of Accounting Standards Codification 360. The results of this analysis were to be used by US Gold for financial reporting purposes. A copy of this report is available from the office of US Gold Suite 4750, Brookfield Place, Bay Wellington Tower, 181 Bay Street, P.O. Box 792, Toronto, Ontario, Canada M5J 2N4.

        The U.S. Mineral Interests comprised of the following gold complexes located in the state of Nevada: Tonkin Complex, Gold Bar Complex, Limousine Butte Complex ("Limo Project"), Battle Mountain Complexes (North, East and West) and Other Properties. Duff & Phelps utilized a market approach (land value multiple per square mile) to estimate the fair value of U.S. Mineral Interests as of November 1, 2009 at $297.9 million. Raymond James reviewed that report during its analysis to prepare the Valuations and Opinion but did not rely on it as a result from many factors including the following:

  1.
  Raymond James did not utilize the land value per square mile methodology for financial assessment given that there are other and more recent valuation approaches available;

  2.
  Raymond James had access to more recent reports from external technical consultants, namely, Tonkin Report, Limo Report and New Pass Report, as well as the Gold Bar Report and the Gold Bar Project Information (SRK);

  3.
  Raymond James had access to information as at 2011 versus the 2009 data used in the Duff & Phelps Report; and

  4.
  Since the date of the Duff & Phelps Valuation there have been substantial changes in the price forecasts for silver, gold, and in the reserves, financial position and operations of US Gold.

GENERAL ASSUMPTIONS AND LIMITATIONS

        With the Special Committee's approval and as provided for in the Engagement Agreement, Raymond James has relied, without independent verification, upon all financial and other information that was obtained by us from public sources or that was provided to us by US Gold, Minera Andes and their affiliates, associates, advisors or otherwise. We have assumed that this information was complete and accurate and did not omit to state any material fact or any fact necessary to be stated to make that information not misleading. This Valuation and Opinion is conditional upon such completeness and accuracy. In accordance with the terms of our engagement, but subject to the exercise of our professional judgment, we have not conducted any independent investigation to verify the completeness or accuracy of such information.

        Raymond James did review and entirely relied upon the various expert reports and interview sessions as outlined in the scope of work. Raymond James, therefore, relied on such expert's technical and due diligence work as well as the management disclosure with respect to the Minera Andes and US Gold properties. The reader is advised that Raymond James can provide no independent technical and due diligence comfort or assurances as to the specific operating characteristics and functional capabilities of any of the properties.

        With respect to the budgets, forecast, projections or estimates provided to Raymond James and considered in its analyses, Raymond James notes that projecting future results is inherently subject to uncertainty. Raymond James has assumed, however, that such budgets, forecasts, projections, and estimates have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of US Gold and Minera Andes and their affiliates and associates as to the matters covered thereby. We are not legal, tax or accounting experts and we express no opinion concerning any legal, tax or accounting matters concerning the Proposed Transaction. Senior management of US Gold and Minera Andes have represented to us, in a certificate delivered as of the date hereof, amongst other things, that the information, opinions and other materials relating to US Gold and Minera Andes (the "Information") provided to us by or on behalf of US Gold and Minera Andes is complete and correct at the date the Information was provided to us and that since the date of the Information, there has been no material change, financial or otherwise, in the financial position of US Gold, Minera Andes, or in their assets, liabilities (contingent or otherwise), business or operations and there has been no change in any material fact which is of a nature as to render the Information untrue or misleading in any material respect.

        We have assumed that the Proposed Transaction will be affected in accordance with the terms described in the Arrangement Agreement, and that US Gold will acquire 100% of Minera Andes, as contemplated by the Arrangement Agreement. We have assumed that all conditions precedent to the completion of the Proposed Transaction can be satisfied in due course, that all consents, permissions, exemptions or orders of relevant regulatory authorities or third parties will be obtained without adverse condition or qualification, that the procedures being followed to implement the Proposed Transaction are valid and effective, that the Proxy Statement will be distributed to the US Gold shareholders in accordance with all applicable laws, and that the disclosure in the Proxy Statement will be accurate, in all material respects, and will comply, in all material respects, with the requirements of all applicable laws.

        The Valuation and Opinion is based on the securities markets, economic, general business and financial conditions prevailing as of the Valuation Date and the conditions and prospects, financial and otherwise, of US Gold and Minera Andes as they were reflected in the information reviewed by us. In our analysis and in preparing the Valuation and Opinion, we have made numerous assumptions with respect to commodity performance, general business, economic and market conditions, and other matters, many of which are beyond the control of Raymond James, US Gold or any party involved with US Gold in connection with the Proposed Transaction, including any Interested Party. While Raymond James believes the assumptions used are appropriate in the circumstances, some or all of the assumptions may prove to be incorrect.

        The Valuation and the Opinion have been provided for the use of the Special Committee and may not be used by any other person other than the Special Committee without the express prior written consent of Raymond James. The Valuation and the Opinion are given as of the date hereof and Raymond James disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Valuation or the Opinion which may come or be brought to Raymond James' attention after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Valuation or the Opinion after the date hereof, Raymond James reserves the right to change, modify or withdraw the Valuation and/or the Opinion. Raymond James expresses no opinion herein concerning the future trading prices of US Gold Shares, whether before or following completion of the Proposed Transaction.

        Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses and specific factors, without considering all factors and analyses together, could create a misleading view of the process underlying the Valuation and Opinion. The preparation of a valuation and fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Accordingly, the Valuation and Opinion should be read in their entirety. Neither the Valuation nor the Opinion should be construed as a recommendation to any shareholder of US Gold to vote in favour of the Proposed Transaction.

OVERVIEW OF US GOLD

        US Gold is engaged in the business of acquiring, exploring, and developing mineral properties in the United States (the "U.S."), and in Mexico. US Gold was organized under the laws of the State of Colorado on July 24, 1979 under the name Silver State Mining Corporation. In June 2007, the Company completed simultaneous acquisitions of Tone Resources Ltd., Nevada Pacific Gold Ltd., and White Knight Resources Ltd., significantly increasing its portfolio of properties in Nevada, Utah and Mexico. As a result of these acquisitions, US Gold now holds an interest in approximately 277 square miles in the U.S. and approximately 1,544 square miles in Mexico.

Mexico Properties

El Gallo

        The El Gallo project is located in Sinaloa State, Mexico, four miles northwest of the Magistral Mine, and was discovered by US Gold in 2008. In February 2011, US Gold completed a preliminary economic assessment on El Gallo. Over the next two years, US Gold estimates it will spend an additional approximately $30 million on exploration. The measured and indicated resources consist of approximately 7.5 million tonnes of higher grade mineralized material with an average grade of 110.6 g/t silver and 0.09 g/t gold and approximately 5.1 million tonnes of lower grade mineralized material with an average grade of 28.5 g/t silver and 0.03 g/t gold. In addition there are inferred resources of approximately 10.0 million tonnes at 52.0g/t silver and 0.03 g/t gold.(1) On August 31, 2011 US Gold announced that the Company has approved a Phase 1 development plan, with mining expected to commence mid-2012. Phase 1 will focus on the permitted satellite gold deposits at the project and is expected to produce approximately 30,000 ounces of gold per year after initial ramp up. This decision is expected to generate cash flows approximately two years earlier than originally planned at a minimal capital cost and will help fund Phase 2, which is forecasted to produce an additional 5 million ounces of silver per year, beginning in 2014.

(1)
Source: Preliminary Economic Assessment for the El Gallo District, Sinaloa State, Mexico, prepared by Pincock Allen & Holt—February 11, 2011

Magistral

        The Magistral Mine produced 70,000 gold ounces from 2002 to 2005 and was subsequently placed on care and maintenance in 2006 by the previous owners of the mine. It currently has estimated mineralized material of approximately 10.6 million tonnes at an average grade of 1.5 g/t gold. The Magistral Mine consists of approximately 38 square miles of mineral concessions, and includes plant and equipment.

Palmarito

        The Palmarito project is located fifteen miles southwest of El Gallo. Palmarito was a producer of silver prior to 1950. The project has estimated mineralized material of approximately 5.3 million tonnes at an average grade of 67.3 g/t silver and 0.13 g/t gold. Based on the drill results received late in 2010, US Gold expects to complete a drill program to both expand and infill the area of mineralization.

Nevada Properties

Gold Bar

        The project is located along the Cortez Trend with total mineralized material estimated at 34.8 million tonnes with an average grade of 0.89 g/t gold(2). In April 2010, the Company completed a preliminary economic assessment which contemplates open pit mining and conventional heap leach processing. Estimated mine production is approximately 57,000 oz of gold annually at an estimated cash cost of approximately $557 per ounce during a six year mine life. Based on technical work recently completed, US Gold believes the project could achieve production in 2014. The Company plans to complete a pre-feasibility study and conduct an exploration drilling program to potentially increase the size of the deposit, as well as to test peripheral targets that it has generated through field prospecting and sampling.

(2)
Source: Preliminary Assessment of US Gold Corporation's Gold Bar Project, including Gold Pick, Gold Ridge, Cabin Creek and Hunter, Eureka County, Nevada, prepared by Telesto Nevada Inc.—April 15, 2010

Limo

        Located in east-central Nevada along the southern extension of the Carlin Trend, current resources are estimated at approximately 11.8 million tonnes at an average grade of 0.78 g/t gold(3). For 2011, US Gold plans to further drill test two targets within the project area, and conduct reconnaissance exploration including sampling, mapping and possibly geophysical surveys.

(3)
Source: Technical Report for the Limousine Butte Project, White Pine County Nevada, prepared by Telesto Nevada—July 1, 2009

Tonkin Complex

        Located along the Cortez Trend, the Tonkin Complex is estimated to contain approximately 40.7 million tonnes of mineralized material at an average grade of 1.34 g/t gold(4). The Tonkin property produced gold for a very limited period of time from shallow deposits from 1988 to 1990. For 2011, US Gold plans to obtain third party technical support and testing to improve their understanding of the metallurgy present at the Tonkin Complex.

(4)
Source: Technical Report on the Tonkin Project, prepared by Ore Reserves Engineering—May 16, 2008

Market for Securities

        US Gold Shares are listed on the New York Stock Exchange ("NYSE") and on the Toronto Stock Exchange ("TSX"), each under the symbol "UXG." Existing warrants are listed on the TSX under the symbol "UXG.WT". The following tables set forth the high and low closing prices and the volume traded on the NYSE and TSX for the periods indicated:(5)

(5)
Source: Thomson One

	Closing Price (Cdn$)
TSX Period	High	Low	Volume
September 23 - 30, 2010	$5.31	$5.07	256,290
October 2010	$5.51	$4.92	1,034,732
November 2010	$6.72	$5.30	1,694,843
December 2010	$8.02	$6.84	2,088,287
January 2011	$7.64	$6.04	1,993,718
February 2011	$7.58	$6.51	1,888,525
March 2011	$8.56	$6.90	2,845,250
April 2011	$9.18	$8.45	2,378,224
May 2011	$8.51	$6.37	2,236,004
June 2011	$6.86	$5.32	2,345,454
July 2011	$6.72	$5.69	2,223,804
August 2011	$6.45	$5.40	2,683,872
September 1 - 22, 2011	$6.32	$5.06	2,393,989

September 23, 2010 to September 22, 2011	$9.18	$4.92	26,062,992

	Closing Price (US$)
NYSE Period	High	Low	Volume
September 23 - 30, 2010	$5.13	$4.94	8,275,655
October 2010	$5.45	$4.80	24,287,669
November 2010	$6.56	$5.26	32,332,965
December 2010	$8.07	$6.82	33,394,406
January 2011	$7.94	$6.06	33,641,269
February 2011	$7.65	$6.57	38,651,083
March 2011	$8.83	$6.95	69,720,694
April 2011	$9.58	$8.75	49,135,706
May 2011	$8.88	$6.50	61,559,797
June 2011	$7.00	$5.43	58,707,330
July 2011	$7.03	$5.78	56,398,317
August 2011	$6.71	$5.44	68,735,186
September 1 - 22, 2011	$6.40	$4.91	40,944,323

September 23, 2010 to September 22, 2011	$9.58	$4.80	575,784,400

        The Arrangement Agreement was announced on September 22, 2011 after market close on the TSX and NYSE. The closing price of US Gold Shares on September 22, 2011 was Cdn$5.06 on the TSX and US$4.91 on the NYSE.

 OVERVIEW OF MINERA ANDES

        Minera Andes Inc. was formed upon the amalgamation of Scotia Prime Minerals, Incorporated and Minera Andes Inc. pursuant to the Business Corporations Act (Alberta) on November 6, 1995. Minera Andes' principal business is the exploration and development of mineral properties, located primarily in the Republic of Argentina, with a focus on gold, silver and copper mineralized targets. Minera Andes currently holds mineral rights and applications for mineral rights covering approximately 244,500 hectares in Argentina, and its principal assets consist of:

  (i)
  a 49% interest in Minera Santa Cruz S.A. ("MSC"), which owns and operates the San José Mine, an operating silver and gold mine in Santa Cruz Province, Argentina, covering 50,491 hectares;

  (ii)
  a 100% interest in the Los Azules Copper Project, a porphyry copper exploration project in San Juan Province, Argentina; and,

  (iii)
  a portfolio of exploration properties in the prospective Deseado Massif region of Southern Argentina.

Argentina Properties

San José

        The San José Mine is a silver-gold mine located in Santa Cruz Province, Argentina. The San José Mine is a joint venture pursuant to which title to the assets is held by MSC, an Argentinean company. MSC is owned, as to 49%, by Minera Andes S.A. ("MASA") and, as to 51%, by Hochschild Mining (Argentina) Corporation S.A., a subsidiary of Hochschild Mining plc. MSC is responsible for and has supplied to Minera Andes all reported results and operational updates from the San José mine.

        The San José processing facility commenced production during the second quarter of 2007, and achieved full commercial production of 750 tonnes per day ("tpd") in the first quarter of 2008. In October 2008, capacity at the San José processing plant was increased from 750 tpd to 1,500 tpd. The plant operated at an average daily rate of 1,263 tpd in 2009 and 1,263 tpd in 2010. In 2010, the mine produced 5,323,842oz of silver and 84,303oz of gold at an average head grade of 397g/t silver and 6.14 g/t gold. The average production cash cost, on a per-ounce, co-product basis, was $9.67 per ounce of silver and $568 per ounce of gold for the year. As at December 31, 2010, measured and indicated resources totaled 3.1 million tonnes at 475g/t silver, and 6.80 g/t gold with inferred mineralization of 3.0 million tonnes at 373 g/t silver and 5.96 g/t gold.

Los Azules

        The Los Azules Copper Project is an advanced-stage exploration project located in San Juan Province, Argentina. The Los Azules Copper Project was previously subject to an option agreement between Minera Andes, MASA, MIM Argentina Exploraciones S.A. (later known as "Xstrata Copper") and Xstrata Queensland Limited (together with Xstrata Copper, "Xstrata") dated November 2, 2007. A portion of the Los Azules Project is currently the subject of litigation in the Supreme Court of British Columbia, which if resolved adversely to Minera Andes may affect Minera Andes' ownership of the Los Azules Project. Current mineral resources for Los Azules are 1.04 billion tonnes at 1.7g/t silver, 0.07 g/t gold and 0.55% copper.

        On December 16, 2010, Minera Andes announced the results of an updated preliminary economic assessment of the Los Azules project based on the updated resource estimate announced in June 2010. Using a copper price of $3.00 per pound the base case pre-tax net present value was $2.8 billion with an internal rate of return of 21.4% at a discount rate of 8%. Life of mine cash operating costs were $0.96 per pound, net of gold and silver by-product credits. Initial capital was $2.9 billion with capital payback of 3 years.

        Minera Andes is currently in a dispute with Solitario Argentina S.A. ("Solitario"), a wholly-owned subsidiary of TNR Gold Corporation ("TNR") regarding, among other things, a back-in right that TNR claims to have exercised. Minera Andes rejects the alleged right of TNR to back-in to any portion of the Los Azules Copper Project and TNR's assertion that the option Minera Andes held was not validly exercised. In addition, Solitario also disputes that the expenditure obligation under the original option agreement had been met and, therefore, that the option was properly exercised. In May 2011, Solitario was granted leave by the Supreme Court of British Columbia to amend its pleadings to include a new cause of action related to whether the prior option holder met the expenditure requirements under the original option agreement so as to properly exercise the option over the properties owned by Solitario. Minera Andes rejects TNR's and Solitario's claim that insufficient expenditures were made. At this time, it is not possible to estimate the potential financial impact of this claim; however, if resolved adversely to Minera Andes, this litigation could materially adversely affect the value of Minera Andes' interest in the Los Azules Project.

Exploration Properties

        Minera Andes also controls approximately 145,820 hectares of mining rights in Santa Cruz province, Argentina, including approximately 45,105 hectares that border Goldcorp's Cerro Negro project. A northwest trending vein structure has been identified over a kilometre of strike length.

Market for Securities

        Minera Andes Shares are listed on the TSX under the symbol "MAI". Minera Andes Shares are also quoted on the NASD OTC Bulletin Board under the symbol "MNEAF". The following table set forth the high and low closing prices and the volume traded on the TSX and OTC for the periods indicated:(6)

(6)
Source: Thomson One

	Closing Price (Cdn$)
TSX Period	High	Low	Volume
September 23 - 30, 2010	$1.63	$1.39	15,382,697
October 2010	$2.20	$1.57	30,641,318
November 2010	$3.00	$1.81	21,297,917
December 2010	$3.13	$2.73	22,929,473
January 2011	$2.81	$2.29	15,951,771
February 2011	$2.85	$2.65	10,100,696
March 2011	$3.08	$2.25	17,026,003
April 2011	$3.34	$2.78	15,913,425
May 2011	$2.65	$2.26	14,365,414
June 2011	$2.58	$2.05	16,654,532
July 2011	$2.58	$2.27	9,538,646
August 2011	$2.43	$1.98	12,992,931
September 1 - 22, 2011	$2.76	$2.23	26,375,692

September 23, 2010 to September 22, 2011	$3.34	$1.39	229,170,515

	Closing Price (US$)
NASD OTC Bulletin Board Period	High	Low	Volume
September 23 - 30, 2010	$1.55	$1.35	5,803,342
October 2010	$2.18	$1.54	12,210,734
November 2010	$2.71	$1.75	8,390,582
December 2010	$3.12	$2.69	10,752,024
January 2011	$2.95	$2.28	5,187,850
February 2011	$2.85	$2.68	3,172,021
March 2011	$3.16	$2.27	9,730,602
April 2011	$3.47	$2.90	7,681,492
May 2011	$2.76	$2.31	7,469,457
June 2011	$2.66	$2.11	4,116,892
July 2011	$2.71	$2.36	3,025,104
August 2011	$2.52	$1.99	3,469,746
September 1 - 22, 2011	$2.80	$2.18	1,576,261

September 23, 2010 to September 22, 2011	$3.47	$1.35	82,586,107

DEFINITION OF FAIR MARKET VALUE

        For the purposes of the Valuation and Opinion, fair market value is defined as the highest price, expressed in terms of money or money's worth, available in an open and unrestricted market between informed and prudent parties, each acting at arm's length with the other and each under no compulsion to act. In accordance with MI 61-101, Raymond James has made no downward adjustment to the fair market value of the US Gold Shares or the Minera Andes Shares to reflect the illiquidity of the US Gold Shares or Minera Andes Shares or the fact that US Gold Shares or Minera Andes Shares held by individual holders do not form part of a controlling interest.

        It is our understanding that neither the Company nor Minera Andes have been exposed for sale in the open market and therefore we were unable to determine the existence of any special interest purchasers who might be prepared to pay a price equal to or greater than the fair market value (assuming the existence of special interest purchasers) as outlined in the Valuation and Opinion.

APPROACH TO VALUATION AND OPINION

        The Valuation and Opinion has been prepared on a going-concern basis and is based upon techniques and assumptions that Raymond James considered appropriate in the circumstances for the purposes of arriving at an opinion as to the range of fair market value of the US Gold Shares and Minera Andes Shares.

        For the purposes of determining a range of fair market value for US Gold and Minera Andes, Raymond James relied upon four valuation methodologies:

  •
  net asset value ("NAV") approach;

  •
  comparable trading approach;

  •
  comparable transactions approach; and

  •
  market trading approach

        The analysis presented in this Valuation and Opinion is based on a USD/CAD exchange rate of USD 1.0329 per CAD 1.00 being the noon exchange rate published by the Bank of Canada for September 22, 2011.

 VALUATION METHODOLOGIES

NAV Approach

Overview

        Raymond James considered the NAV approach to value both US Gold and Minera Andes. The NAV approach builds up a value by separately considering each operating, development, exploration and financial asset, whose individual values are estimated through the application of that methodology considered to be the most appropriate in the circumstances, net of obligations, liabilities, including reclamation and closure costs, and the present value of corporate expenses that are not directly attributable to the operating and development assets. The NAV approach adopts a prospective view in regard to commodity prices and explicitly addresses the unique characteristics of each major asset.

        To value the operating mines and selected development projects, Raymond James relied primarily on a discounted cash flow ("DCF") analysis whereby projected unlevered free cash flows are discounted over a time horizon equal to the estimated remaining life of the asset at a range of discount rates to generate a range of present values. As a basis for the development of the projected cash flows, Raymond James reviewed unaudited projected operating and financial statements for US Gold and Minera Andes prepared by management and technical report authors (the "Forecasts"). Raymond James also reviewed the underlying assumptions (on an asset by asset basis) including, but not limited to, production rates, operating costs, and capital expenditures, and had detailed discussions with senior management and technical experts of US Gold and Minera Andes. The Forecasts and underlying assumptions were reviewed for reasonableness and were compared to sources considered relevant. Based on this review, Raymond James developed its own forecasts.

Commodity Price Forecasts

        Raymond James conducted a survey of commodity prices used by selected industry groups and research analysts. The following table sets out the commodity price forecasts used in our analysis.

Commodity		Long Term	2011	2012	2013	2014	2015	2016	2017
Gold	US$/oz	$1,200.00	$1,520.00	$1,580.00	$1,550.00	$1,450.00	$1,300.00	$1,200.00	$1,200.00
Silver	US$/oz	$19.50	$37.80	$38.50	$35.00	$30.00	$26.00	$19.50	$19.50
Copper	US$/lb	$2.50	$4.37	$4.65	$5.00	$5.00	$5.00	$2.50	$2.50

Results of the NAV Approach

        The NAV analysis yields values that are generally above those obtained in Comparable Trading and Comparable Transactions approaches. As the NAV methodology adopts a prospective, long-term view with respect to commodity prices, it is not as sensitive to the current levels of commodity prices as is the Comparable Trading or Comparable Transactions approaches, which is based on metrics that reflect current commodity prices and the uncertainty of future pricing. Since the NAV approach requires the valuator to make a number of assumptions, different valuators could derive different NAVs for the same assets.

Comparable Trading Approach

        Raymond James selected and reviewed 13 publicly traded silver companies, 7 of which are categorized as producing, and 6 of which are categorized as development-stage, and derived market trading multiples for such companies. In addition, Raymond James selected and reviewed 7 publicly traded development-stage gold companies and 7 development-stage copper companies. Ideally, the public companies considered would be comparable in terms of commodity mix, geographic location, operating characteristics, growth prospects, risk profile and size. Raymond James recognizes that no single company is perfectly comparable to US Gold or Minera Andes and as such has focused on ranges of value based on a broad set of companies. Raymond James determined that the most appropriate metric on which these companies can be compared is a multiple of Enterprise Value ("EV") per ounce/pound of resources including Proven and Probable Reserves and Measured, Indicated and Inferred Resources ("EV/Resources").(7) Based on Raymond James' review of the companies identified, Raymond James has selected appropriate multiples and applied them to the applicable metrics of US Gold and Minera Andes to estimate the fair market value of US Gold Shares and Minera Andes Shares.

(7)
Enterprise Value (EV) = Market Capitalization + Total Debt + Minority Interest - Cash and cash equivalents, as per latest balance sheet

Comparable Transactions Approach

        Raymond James selected and reviewed 40 transactions involving companies and assets in the silver, gold and copper sector that have been concluded or were pending and for which there was sufficient public information to derive valuation multiples. Nineteen of the transactions occurred in the gold space, 10 in the silver space, and 11 in the copper space. Ideally, comparable transactions considered would be comparable in terms of commodity mix, geographic location, operating characteristics, growth prospects, risk profile and size. Raymond James recognizes that no single transaction is perfectly comparable to the Proposed Transaction and as such has focused on the ranges of value based on a broad set of transactions. Raymond James determined that the most appropriate metric on which these transactions can be compared is an EV/Resources multiple. Based on our review of the transactions identified, we selected appropriate EV/Resource multiples and applied them to the applicable metrics for US Gold and Minera Andes to estimate the fair market value of US Gold Shares and Minera Andes Shares.

Market Trading Approach

        Based on market capitalization, market following, trading liquidity, and other considerations, Raymond James considered the Market Trading Approach in assessing the fair market value of the US Gold Shares and Minera Andes Shares. In considering the Market Trading Approach, Raymond James reviewed and considered the trading history of US Gold and Minera Andes.

APPLICATION OF VALUATION METHODOLOGIES TO US GOLD

NAV Approach

        The range of value for US Gold's El Gallo and Gold Bar projects were derived from DCF analyses based on the Forecasts. Raymond James calculated DCF values using our forecasted price assumptions and performed sensitivity around long term commodity prices. Raymond James did not consider any future capacity expansions, but did assume ramp up in production according to the Forecasts. Raymond James also applied risk adjusted multiples to the properties to reflect their stage of development, among other factors. A discount rate of 5% was chosen to reflect the country-specific political and other risks associated with the projects.

El Gallo

        Assumptions used in analysis of El Gallo are:

  •
  Life of mine capital expenditures of approximately US$174.7 million

  •
  Life of mine of 13 years, producing an average of 5.4 million oz AgEq pa

  •
  Un-levered cash flows for all assets were discounted to a present value at an after-tax rate of 5.0%

	El Gallo Sensitivity (US$ millions)
	Discount
LT Ag (US$/oz)
	0%	3%	5%	8%
$15.50	337.7	275.7	241.9	199.9
$17.50	393.0	318.8	278.6	229.1
$19.50	448.0	361.7	315.3	258.2
$21.50	503.1	404.7	351.9	287.4
$23.50	558.1	447.6	388.5	316.5
$25.50	613.2	490.5	425.1	345.5

Gold Bar

        Assumptions used in analysis of Gold Bar are:

  •
  Life of mine capital expenditures of approximately US$75.3 million

  •
  Life of mine of 14 years, producing an average of 56 thousand oz Au pa

  •
  Unlevered cash flows for all assets were discounted to a present value at an after-tax rate of 5.0%

	Gold Bar Sensitivity (US$ millions)
	Discount
LT Au (US$/oz)
	0%	3%	5%	8%
$900	187.9	138.6	114.5	87.2
$1,000	239.3	176.8	146.2	111.6
$1,100	290.6	215.1	177.9	135.9
$1,200	342.0	253.3	209.7	160.2
$1,300	393.3	291.5	241.4	184.6
$1,400	444.7	329.7	273.1	208.9
$1,500	496.0	368.0	304.8	233.2

        High and low cases for El Gallo and Gold Bar were derived by varying the long term silver price estimates between US$19.50/oz and US$25.50/oz and the long term gold price between US$1,100/oz and US$1,400/oz.

Limo & Exploration Properties

        The value of exploration properties was estimated by applying a prevailing industry average EV/Resource multiple to the current resource estimates of Limo and placing a nominal value to early exploration properties given their stage and other considerations.

        Using the NAV Approach a range of value of between Cdn$4.21 to Cdn$5.42 per US Gold Share was estimated.(8)(9)

(8)
Corporate adjustments as at the Valuation Date include cash and cash equivalents balance of US$91.3 million and debt obligations of US$0.0 million

(9)
Shares outstanding calculated based on the treasury method

Net Asset Value

	Low Case	Mid Case	High Case
El Gallo	$315.3	$370.2	$425.1
Gold Bar	$106.8	$135.3	$163.9
Limo	$38.3	$38.3	$38.3
Exploration Properties	$25.0	$25.0	$25.0

Total Project Value	$485.3	$568.8	$652.3
Total Corporate Adjustments	$91.3	$91.3	$91.3

Equity Value	$576.6	$660.1	$743.5
Shares O/S	141.6	141.6	141.6
Per Share (US$)	$4.07	$4.66	$5.25
Per Share (C$)	$4.21	$4.81	$5.42

Comparable Trading Approach

        Raymond James selected and reviewed market trading multiples and market statistics of selected publicly traded companies with businesses that Raymond James considered relevant to US Gold. Estimated financial data for the selected companies was based on publicly available information.

El Gallo

        The following table presents a list of comparable companies considered reasonable by Raymond James for valuation of El Gallo.

Company	Price	Mcap	EV	Resources	EV / Resource
	(C$)	(US$ M)	(US$ M)	(M oz Ag Eq)	(US$/oz)
Silver Developers
Golden Minerals Company	$9.61	$142.6	$56.4	60.5	$0.93
MAG Silver Corp.	$10.30	$560.9	$528.1	271.5	$1.95
Minco Silver Corp.	$3.10	$177.8	$124.9	174.7	$0.71
Orko Silver Corp.	$2.20	$295.2	$280.8	80.0	$3.51
Paramount Gold & Silver Corp.	$2.67	$366.1	$349.8	112.0	$3.12
Tahoe Resources Inc.	$18.17	$2,552.2	$2,179.0	394.8	$5.52
				Mean	$2.62

        Based on the average EV/resource multiples of the peer group, the implied value for El Gallo is approximately US$247.7 million.

Gold Bar and Limo

        The following table presents a list of comparable companies considered reasonable by Raymond James for valuation of Gold Bar and Limo.

Company	Price	Mcap	EV	Resources	EV / Resource
	(C$)	(US$ M)	(US$ M)	(M oz Au Eq)	(US$/oz)
Gold Developers
Grayd Resource Corp.	$2.72	$253.1	$250.2	1.3	$198
Lexam VG Gold Inc.	$0.40	$87.4	$75.4	1.4	$55
Premier Gold Mines Ltd.	$6.03	$731.6	$708.9	3.6	$196
Queenston Mining Inc	$5.81	$456.7	$385.2	3.0	$130
Rainy River Resources Ltd.	$9.45	$802.9	$682.0	7.0	$97
Torex Gold Resources Inc.	$1.27	$430.3	$384.7	3.3	$116
Trelawney Mining and Exploration Inc.	$4.21	$616.4	$532.9	4.2	$126
				Mean	$131

        Based on the average EV/resource multiples of the peer group, the implied value for Gold Bar is approximately US$130.8 million, and Limo is approximately US$38.3 million.

Comparable Trading

	Low Case	Mid Case	High Case
El Gallo oz Ag Eq (millions)	94.4	94.4	94.4
Silver Multiple (US$/oz Ag) (+/- 5.0%)	$2.49	$2.62	$2.76

Sub-Total El Gallo	$235.3	$247.7	$260.1
Gold Bar oz Au Eq (millions)	1.0	1.0	1.0
Gold Multiple (US$/oz Au) (+/- 5.0%)	$125	$131	$138

Sub-Total Gold Bar	$124.3	$130.8	$137.4
Limo oz Au Eq (millions)	0.3	0.3	0.3
Gold Multiple (US$/oz Au) (+/- 5.0%)	$125	$131	$138

Sub-Total Limo	$36.4	$38.3	$40.2
Exploration Properties	$25.0	$25.0	$25.0

Total Project Value	$421.0	$441.8	$462.7
Total Corporate Adjustments	$91.3	$91.3	$91.3

Equity Value (US$)	$512.3	$533.1	$553.9
Shares O/S	141.6	141.6	141.6
Per Share (US$)	$3.62	$3.76	$3.91
Per Share (C$)	$3.74	$3.89	$4.04

        Using the Comparable Trading Approach, a range of value between Cdn$3.74 to Cdn$4.04 per US Gold Share was estimated.

Comparable Transactions Approach

        Using publicly available information, Raymond James identified and reviewed comparable silver and gold transactions involving companies with projects at various stages of development, which have recently concluded. Raymond James reviewed 29 public-company transactions in the silver and gold industry. Selected transactions involved companies in the silver and gold mining industry with similar size and operating metrics to US Gold's development projects.

        The transactions considered by Raymond James for determining a value for El Gallo were as follows:

Date Announced	Buyer	Target	Main Project Name
12-Feb-08	Hecla Mining Co	Rio Tinto PLC	Greens Creek
7-Mar-08	Bear Creek Mining Corp	Rio Tinto PLC	Corani
3-Apr-08	Aurcana Corp.	Silver Standard Resources Inc.	Shafter
28-Apr-08	Silvercorp Metals Inc.	Yangtze Gold Ltd.	Gaocheng
19-Nov-08	Polymetal MNPO	Ovoca Gold PLC	Goltsovoye
5-Mar-09	Excellon Resources Inc.	Silver Eagle Mines	Miguel Auza
14-Sep-09	First Majestic Silver Corp.	Normabec Mining Resources Ltd.	Real de Catorce
14-Oct-09	Pan American Silver Corp.	Aquiline Resources Inc.	Navidad
22-Feb-10	Silvercorp Metals Inc.	Silver Standard Resources Inc.	Silvertip
3-May-10	Tahoe Resources Inc.	Goldcorp Inc.	Escobal

        Raymond James estimated the EV/Resource implied by each transaction. Given the significant increase in silver price over the past 12 months, Raymond James determined that these transactions are not necessarily representative of the current value per ounce that would be received by a company in a corporate transaction. As a result, Raymond James was biased to the higher end of the range of values implied by this analysis. The following table sets forth the results of this analysis:

Enterprise Value per Total Resource
Selected Transactions:
Minimum	$0.10
Mean	$0.71
Median	$0.49
Maximum	$2.24

        The transactions considered by Raymond James for determining a value for Gold Bar were as follows:

Date Announced	Buyer	Target
10-Feb-10	Capital Gold Corp	Nayarit Gold Inc.
11-Mar-10	Kinross Gold Corporation	Underworld Resources Inc.
22-Mar-10	Osisko Mining Corp.	Brett Resources Inc.
1-Apr-10	Newcrest Mining Ltd.	Lihir Gold Ltd.
5-May-10	Northern Star Resources Ltd.	Intrepid (Paulsens Mine)
12-May-10	Eldorado Gold Corp.	Brazauro Resource Corp.
2-Jun-10	Mala Noche Resources Corp	Goldcorp (San Dimas Gold Mine)
2-Aug-10	Kinross Gold Corp.	Red Back Mining Inc.
30-Aug-10	Fronteer Gold Inc	AuEx Ventures Inc.
3-Sep-10	Goldcorp Inc.	Andean Resources Ltd.
8-Sep-10	Anatolia Minerals Development Ltd.	Avoca Resources
24-Sep-10	Gammon Gold Corp. (Amended)	Capital Gold Corp
19-Oct-10	Argonaut Gold Inc.	Pediment Gold Corp.
17-Nov-10	EBX Group	Ventana Gold Corp.
3-Feb-11	Newmont Mining Corp.	Fronteer Gold Inc.
14-Mar-11	White Tiger Gold Ltd.	Century Mining Corp.
4-Apr-11	New Gold Inc.	Richfield Ventures Corp.
13-Apr-11	Gran Colombia Gold Corp.	Medoro Resources Ltd.
15-Apr-11	Gold Fields Ltd.	IAMGold Corp.'s Tarkwa & Damang

        Raymond James estimated the EV/resource ounce implied by each transaction:

Enterprise Value per Total Resource
Selected Transactions:
Minimum	$30
Mean	$205
Median	$128
Maximum	$919

        The multiples derived from the above analysis were applied to the estimated resources for Gold Bar and Limo. Using the Comparable Transaction Approach, a range of values between Cdn$3.59 to Cdn$3.88 per US Gold Share was estimated.

Comparable Transactions

	Low Case	Mid Case	High Case
El Gallo oz Ag Eq (millions)	94.4	94.4	94.4
Silver Multiple (US$/oz Ag) (+/- 5.0%)	$1.32	$1.39	$1.46

Sub-Total El Gallo	$124.4	$131.0	$137.5
Gold Bar oz Au Eq (millions)	1.0	1.0	1.0
Gold Multiple (US$/oz Au) (+/- 5.0%)	$195	$205	$216

Sub-Total Gold Bar	$194.6	$204.8	$215.0
Limo oz Au Eq (millions)	0.3	0.3	0.3
Gold Multiple (US$/oz Au) (+/- 5.0%)	$195	$205	$216

Sub-Total Limo	$57.0	$60.0	$63.0
Exploration Properties	$25.0	$25.0	$25.0

Total Project Value	$401.0	$420.7	$440.5
Total Corporate Adjustments	$91.3	$91.3	$91.3

Equity Value (US$)	$492.2	$512.0	$531.8
Shares O/S	141.6	141.6	141.6
Per Share (US$)	$3.48	$3.62	$3.76
Per Share (C$)	$3.59	$3.73	$3.88

Market Trading Approach

        In considering the Market Trading Approach, Raymond James reviewed trading prices and volumes for US Gold Shares for the period from January 6, 2011 to September 22, 2011, the last trading day preceding the announcement of the execution of the Arrangement Agreement.(10)

(10)
Source: Thomson One

        In reviewing trading of US Gold Shares, Raymond James considered:

  i)
  trading volumes over 5, 10, 20, 30, 60, 90, and 180 days preceding the Valuation Date; and

  ii)
  volume-weighted average prices over 1, 5, 10, 20, and 30 days preceding the Valuation Date.

        As shown in the following tables, over the past 60 days approximately 160.2% of the public float has been traded:(11)

(11)
Float calculated at 111.2 million shares based on 139.7 million shares outstanding less 28.5 million shares held by Robert McEwen

 Canadian Trading Analysis—As at Valuation Date

	Share Price (Cdn$)			Volume	% of Float
Trading	High	Low	VWAP	#	%
September 22, 2011	$5.30	$5.30	$5.18	264,337	0.2%
5-days Preceding	$5.88	$5.00	$5.58	998,298	0.9%
10-days Preceding	$6.34	$5.00	$5.77	1,608,096	1.4%
20-days Preceding	$6.40	$5.00	$5.88	2,768,553	2.5%
30-days Preceding	$6.40	$5.00	$5.91	4,072,787	3.7%
60-days Preceding	$6.86	$5.00	N/A	7,502,784	6.7%
90-days Preceding	$7.16	$5.00	N/A	10,539,627	9.5%
180-days Preceding	$9.44	$5.00	N/A	20,537,304	18.5%

U.S. Trading Analysis—As at Valuation Date

	Share Price (Cdn$)			Volume	% of Float
Trading	High	Low	VWAP	#	%
September 22, 2011	$5.17	$5.17	$4.98	3,504,862	3.2%
5-days Preceding	$5.99	$4.85	$5.61	14,850,321	13.4%
10-days Preceding	$6.38	$4.85	$5.81	27,658,899	24.9%
20-days Preceding	$6.49	$4.85	$5.91	52,711,024	47.4%
30-days Preceding	$6.49	$4.85	$5.93	78,265,487	70.4%
60-days Preceding	$7.18	$4.85	N/A	170,660,533	153.4%
90-days Preceding	$7.35	$4.85	N/A	247,337,599	222.4%
180-days Preceding	$9.87	$4.85	N/A	470,806,122	423.3%

        For the low case scenario, Raymond James used US Gold's closing price on September 22, 2011. For the mid case scenario, Raymond James used the median of the five VWAP prices. For the high case scenario, Raymond James used the 30-day VWAP.

Trading Analysis

	Low Case	Mid Case	High Case
VWAP Trading Price (Cdn$)	$5.18	$5.77	$5.91

US GOLD VALUATION CONCLUSION

        The following is a summary of the range of fair market values of the US Gold Shares resulting from the NAV Approach, the Comparable Trading Approach, the Comparable Transactions Approach and Market Trading Approach. In arriving at an opinion as to the fair market value of US Gold Shares, Raymond James has not attributed any particular weight to any specific factor but has made qualitative judgments based on our experience in rendering such opinions and on circumstances prevailing as to the significance and relevance of each factor.

Valuation Summary

	Low Case	Mid Case	High Case
NAV	$4.21	$4.81	$5.42
Comparable Trading	$3.74	$3.89	$4.04
Comparable Transactions	$3.59	$3.73	$3.88
Market Trading	$5.18	$5.77	$5.91

        Based upon and subject to the foregoing, including such other matters as we considered relevant, Raymond James is of the opinion that, as of the Valuation Date, the fair market value of US Gold is in the range of Cdn$4.25 to Cdn$5.25 per US Gold Share.

APPLICATION OF VALUATION METHODOLOGIES TO MINERA ANDES

NAV Approach

        The range of values for Minera Andes' San Jose and Los Azules properties were derived from DCF analyses based on the Forecasts. Raymond James calculated DCF values using our forecasted price assumptions and performed sensitivity around long term commodity prices. Raymond James did not consider any future capacity expansions, but did assume ramp up in production according to the Forecasts. Raymond James applied a risk adjusted developer multiple to Los Azules, in line with industry comparables, to reflect the current stage of development of the project, and also made additional adjustments to reflect the risks associated with the current litigation. A discount rate of 3% was chosen for San Jose and 8% for Los Azules to reflect the country-specific political and other risks associated with the projects.

San Jose

        Assumptions used in analysis of San Jose are:

  •
  Life of mine capital expenditures of approximately US$76.4 million

  •
  Remaining life of mine of 8 years, producing approximately 9.9 million oz AgEq pa

  •
  Un-levered cash flows for all assets were discounted to a present value at an after-tax rate of 3.0%

	San Jose Sensitivity (US$ millions)
	Discount
LT Ag (US$/oz)	0%	3%	5%	8%	10%
$13.50	397.7	365.1	346.0	320.7	305.8
$15.50	408.9	374.5	354.4	327.8	312.2
$17.50	420.2	383.9	362.8	334.9	318.5
$19.50	431.4	393.3	371.2	342.0	324.9
$21.50	442.7	402.7	379.6	349.1	331.3
$23.50	454.0	412.2	388.0	356.2	337.6
$25.50	465.2	421.6	396.4	363.3	344.0

Los Azules

        Assumptions used in analysis of Los Azules are:

  •
  Life of mine capital expenditures of approximately US$3.7 billion

  •
  Life of mine of 27 years, producing an average of 350 million lbs CuEq pa

  •
  Un-levered cash flows for all assets were discounted to a present value at an after-tax rate of 8.0%

	Los Azules Sensitivity (US$ millions)
	Discount
LT Cu (US$/oz)	0%	5%	8%	10%	12%
$2.35	4,397.4	865.2	117.8	-145.5	-301.8
$2.40	4,659.1	970.2	183.2	-96.6	-264.6
$2.45	4,920.8	1,075.2	248.6	-47.6	-227.3
$2.50	5,182.6	1,180.2	314.0	1.3	-190.1
$2.55	5,444.3	1,285.2	379.5	50.2	-152.8
$2.60	5,706.0	1,390.2	444.9	99.2	-115.5
$2.65	5,967.7	1,495.2	510.3	148.1	-78.3

        High and low cases for San Jose and Los Azules were derived by varying the long-term silver price between US$19.50/oz and US$25.50/oz and the long-term copper price between US$2.45/lb and US$2.55/lb.

Exploration Properties

        Raymond James placed a nominal value on the early exploration properties given their stage of development and other considerations.

        Using the NAV Approach, a range of value of between Cdn$1.87 to Cdn$2.14 per Minera Andes Share was estimated.(12)

(12)
Corporate adjustments as at the Valuation Date include cash balance of US$21.3 million and debt obligations of US$0.0 million

Net Asset Value

	Low Case	Mid Case	High Case
San Jose	$393.3	$407.5	$421.6
Los Azules	$87.0	$109.9	$132.8
Exploration Properties	$15.0	$15.0	$15.0

Total Project Value	$495.3	$532.4	$569.4
Total Corporate Adjustments	$21.3	$21.3	$21.3

Equity Value	$516.6	$553.6	$590.7
Shares O/S	284.8	284.8	284.8
Per Share (US$)	$1.81	$1.94	$2.07
Per Share (C$)	$1.87	$2.01	$2.14

Comparable Trading Approach

        Raymond James reviewed market trading multiples and market statistics of selected publicly traded companies with businesses that Raymond James considered relevant to Minera Andes. Estimated financial data for the selected companies was based on publicly available information. Raymond James performed the analysis over a range of resources applied to Los Azules to reflect the potential outcomes of litigation and potential loss of ownership over the contested resources.

San Jose

        The following table presents a list of comparable companies considered reasonable by Raymond James for valuation of San Jose.

Company	Price	Mcap	EV	Resources	EV / Resource
	(C$)	(US$ M)	(US$ M)	(M oz Ag Eq)	(US$/oz)
Silver Producers
Alexco Resource Corp.	$8.07	$482.8	$423.9	70.9	$5.98
Aurcana Corp.	$0.68	$258.3	$252.8	52.8	$4.79
Endeavour Silver Corp.	$11.28	$985.2	$865.8	167.1	$5.18
Excellon Resources Inc.	$0.67	$175.0	$162.7	67.7	$2.40
First Majestic Silver Corp.	$18.82	$1,959.6	$1,851.9	466.2	$3.97
Fortuna Silver Mines Inc.	$6.19	$758.5	$684.0	149.1	$4.59
US Silver Corp.	$0.58	$182.9	$155.7	73.1	$2.13
					$4.15

        Based on the average EV/Resource multiples of the peer group, the implied value for San Jose is approximately US$291.1 million.

Los Azules

        The following table presents a list of comparable companies considered reasonable by Raymond James for valuation of Los Azules.

Company	Price	Mcap	EV	Resource	EV / Resource
	(C$)	(US$ M)	(US$ M)	(M lb Cu Eq)	(US$/lb)
Copper Developers
Abacus Mining & Exploration	$0.17	$32.5	$32.3	2,328.7	$0.014
Coro Mining Corp.	$0.21	$28.2	$10.8	2,669.8	$0.004
EMED Mining Public Limited	$0.13	$86.3	$69.4	2,676.3	$0.026
Hana Mining Ltd.	$1.38	$118.0	$96.9	7,169.4	$0.014
Lumina Copper Corp.	$6.00	$227.5	$211.7	12,077.5	$0.018
Nevada Copper Corp.	$4.10	$292.1	$206.5	9,386.5	$0.022
Peregrine Metals Ltd.	$2.01	$255.7	$250.7	12,886.8	$0.019
				Mean	$0.017

        Based on the average EV/Resource multiples of the peer group, the implied value for Los Azules is approximately US$175.6 million.

Comparable Trading

	Low Case	Mid Case	High Case
San Jose oz Ag Eq (millions)	70.2	70.2	70.2
Silver Multiple (US$/oz Ag) (+/- 5.0%)	$3.94	$4.15	$4.36

Sub-Total San Jose	$276.5	$291.1	$305.7
Los Azules lbs Cu Eq (billions)	7,042	10,564	14,085
Copper Multiple (US$/lb Cu) (+/- 5.0%)	$0.016	$0.017	$0.017

Sub-Total Los Azules	$111.2	$175.6	$245.9
Exploration Properties	$15.0	$15.0	$15.0

Total Project Value	$402.8	$481.7	$566.5
Total Corporate Adjustments	$21.3	$21.3	$21.3

Equity Value (US$)	$424.0	$503.0	$587.8
Shares O/S	284.8	284.8	284.8
Per Share (US$)	$1.49	$1.77	$2.06
Per Share (C$)	$1.54	$1.82	$2.13

        Using the Comparable Trading Approach, a range of value between Cdn$1.54 to Cdn$2.13 per Minera Andes Share was estimated.

Comparable Transactions Approach

        Using publicly available information, Raymond James identified and reviewed comparable silver and copper project transactions involving companies with projects at various stages of development. Raymond James reviewed 21 public company transactions in the silver and copper industry. Selected transactions involved companies in the silver and copper mining industry with similar size and operating metrics to Minera Andes properties. Raymond James performed the analysis over a range of resources applied to Los Azules to reflect the potential outcomes of litigation and potential loss of ownership over the contested resources.

San Jose

        The transactions considered by Raymond James in determining a value for San Jose were the same as those reviewed for El Gallo.

Los Azules

        The transactions considered by Raymond James for determining a value for Los Azules were as follows:

Date Announced	Buyer	Target	Stage of Primary Asset Acquired
9-Oct-07	Aluminum Corp. of China Ltd.	Peru Copper Inc.	BFS/Financing
6-Dec-07	China Minmetals	Northern Peru Copper	BFS/Financing
14-Apr-08	Teck Cominco Ltd.	Global Copper Corp.	Pre-feasibility
1-Mar-10	China Sci-Tech Holdings Ltd.	Chariot Resources Ltd.	BFS/Financing
18-Oct-10	First Quantum Minerals Ltd.	Antares Minerals Inc.	PEA
10-Jan-11	Hudbay Minerals Inc.	Norsemont Mining Inc.	BFS/Financing
25-Mar-11	Sociedad Punta del Cobre S.A.	Explorator Resources Inc.	PEA/PFS
18-Apr-11	Capstone Mining Corp./KORES	Far West Mining Ltd.	PFS
14-Jun-11	Glencore International Plc	Mina Justa Project	BFS/Financing
18-Apr-11	Capstone Mining Corp./KORES	Far West Mining Ltd.	PFS
11-Jul-11	Stillwater Mining Company	Peregrine Metals Ltd.	PEA

        Raymond James estimated the EV/Resource of contained copper equivalent. Raymond James determined that Stillwater Mining Company's transaction with Peregrine Metals Ltd. (the "Peregrine Transaction") is the most representative comparable transaction for determining a value for Los Azules, given similarities in proximity, size and nature of the projects. As a result, Raymond James selected the value per pound of copper equivalent in the Peregrine Transaction for valuing San Jose. The following table sets forth the results of this analysis:

Enterprise Value per Total Resource
Selected Transactions:
Minimum	$0.019
Mean	$0.056
Median	$0.041
Maximum	$0.947
Peregrene Metals Ltd.	$0.036

        The multiples derived from the above analysis were applied to the estimated resources for Minera Andes. Using the Comparable Transaction Approach, a range of values between Cdn$1.54 to Cdn$2.64 per Minera Andes Share was estimated.

 Comparable Transactions

	Low Case	Mid Case	High Case
San Jose oz Ag Eq (millions)	70.2	70.2	70.2
Silver Multiple (US$/oz Ag) (+/- 5.0%)	$2.13	$2.24	$2.36

Sub-Total San Jose	$149.6	$157.5	$165.3
Los Azules lbs Cu Eq (billions)	7,042.4	10,563.6	14,084.8
Copper Multiple (US$/lb Cu) (+/- 5.0%)	$0.034	$0.036	$0.037

Sub-Total Los Azules	$237.7	$375.3	$525.4
Exploration Properties	$15.0	$15.0	$15.0

Total Project Value	$402.3	$547.8	$705.8
Total Corporate Adjustments	$21.3	$21.3	$21.3

Equity Value (US$)	$423.5	$569.0	$727.0
Shares O/S	284.8	284.8	284.8
Per Share (US$)	$1.49	$2.00	$2.55
Per Share (C$)	$1.54	$2.06	$2.64

Market Trading Approach

        In considering the Market Trading Approach, Raymond James reviewed trading prices and volumes for Minera Andes Shares for the period from January 6, 2011 to September 22, 2011, the last trading day preceding the announcement of the execution of the Arrangement Agreement.(13) Based on US Gold's closing price on the TSX on September 22, 2011 of Cdn$5.06, the implied value per Minera Andes Share was Cdn$2.28 indicating a premium of 2.1% over the closing market price of Cdn$2.23 per Minera Andes Share.

(13)
Source: Thomson One

        In reviewing trading of Minera Andes' Shares, Raymond James considered:

  iii)
  trading volumes over 5, 10, 20, 30, 60, 90, and 180 days preceding the Valuation Date; and

  iv)
  volume-weighted average prices over 1, 5, 10, 20, and 30 days preceding the Valuation Date.

        As shown in the following tables, over the past 180 days approximately 93.3% of the public float has been traded.(14) See table below:

(14)
Float calculated at 195.0 million shares based on 282.7 million shares outstanding less 87.6 million shares held by identified insiders

Canadian Trading Analysis—As at Valuation Date

	Share Price (Cdn$)			Volume	% of Float
Trading	High	Low	VWAP	#	%
September 22, 2011	$2.34	$2.34	$2.27	840,134	0.4%
5-days Preceding	$2.66	$2.18	$2.49	11,571,490	5.9%
10-days Preceding	$2.85	$2.18	$2.61	21,306,697	10.9%
20-days Preceding	$2.85	$2.10	$2.58	27,880,953	14.3%
30-days Preceding	$2.85	$2.10	$2.53	33,446,214	17.1%
60-days Preceding	$2.85	$1.97	N/A	50,168,295	25.7%
90-days Preceding	$2.85	$1.97	N/A	71,380,956	36.6%
180-days Preceding	$3.39	$1.97	N/A	137,425,772	70.5%

U.S. Trading Analysis—As at Valuation Date

	Share Price (Cdn$)			Volume	% of Float
Trading	High	Low	VWAP	#	%
September 22, 2011	$2.29	$2.29	$2.22	189,152	0.1%
5-days Preceding	$2.67	$2.12	$2.39	456,937	0.2%
10-days Preceding	$2.85	$2.12	$2.58	1,025,049	0.5%
20-days Preceding	$2.85	$2.12	$2.53	2,047,934	1.1%
30-days Preceding	$2.85	$2.12	$2.45	3,067,314	1.6%
60-days Preceding	$2.85	$1.99	N/A	8,407,963	4.3%
90-days Preceding	$2.85	$1.50	N/A	14,742,835	7.6%
180-days Preceding	$3.58	$1.50	N/A	44,460,400	22.8%

        For the low case scenario, Raymond James used Minera Andes' closing price on September 22, 2011. For the mid case scenario, Raymond James used the median of the five VWAP prices. For the high case scenario, Raymond James used the 10-day VWAP.

Trading Analysis

	Low Case	Mid Case	High Case
VWAP Trading Price (Cdn$)	$2.27	$2.53	$2.61

MINERA ANDES VALUATION CONCLUSION

        The following is a summary of the range of fair market values of the Minera Andes Shares resulting from the NAV Approach, the Comparable Trading Approach, the Comparable Transactions Approach and Market Trading Approach. In arriving at an opinion as to the fair market value of Minera Andes Shares, Raymond James has not attributed any particular weight to any specific factor but has made qualitative judgments based on our experience in rendering such opinions and on circumstances prevailing as to the significance and relevance of each factor.

Valuation Summary

	Low Case	Mid Case	High Case
NAV	$1.87	$2.01	$2.14
Comparable Trading	$1.54	$1.82	$2.13
Comparable Transactions	$1.54	$2.06	$2.64
Market Trading	$2.27	$2.53	$2.61

        Based upon and subject to the foregoing, including such other matters as we considered relevant, Raymond James is of the opinion that, as of the Valuation Date, the fair market value of Minera Andes is in the range of Cdn$1.75 to Cdn$2.25 per Minera Andes Share.

BENEFITS TO US GOLD OF ACQUIRING MINERA ANDES

        Raymond James considered whether any distinctive material benefit will accrue to US Gold through the acquisition of Minera Andes as contemplated by the Proposed Transaction. We understand that certain tax attributes of Minera Andes may continue to be available following the completion of the Proposed Transaction. We further understand that such benefits may also be available to certain other purchasers in a transaction structured in the manner of the Proposed Transaction. The extent to which US Gold or another purchaser can utilize such tax deductions, and realize any net benefit therefrom, will depend on the taxable income of the particular purchaser. Raymond James did not have sufficient financial information or analysis from US Gold or Minera Andes to quantify such net benefits to US Gold.

        We believe that there are likely no other material specific operation or financial benefits that would accrue to US Gold that would not equally accrue to other potential buyers such as lower income tax rates, reduced operating costs, increased revenues, higher asset utilization or any other operational or financial benefits, other than the elimination of public entity costs. US Gold and Minera Andes currently share several employees and general and administrative items which may result in improved efficiencies or cost savings once the companies are combined; however, Raymond James does not have sufficient financial information or analysis from US Gold to verify this belief.

        Regarding the interest of Robert McEwen, we view that his ownership in the combined company is not dissimilar from his interest in each of the predecessor companies, and do not believe that there is any material benefit that would accrue to him as a result of the Proposed Transaction that would not accrue to the minority shareholders of US Gold.

FAIRNESS OPINION

Factors Considered

        In reaching an opinion as to whether the consideration payable by US Gold under the Proposed Transaction is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties, Raymond James principally considered the following:

  1.
  A comparison of the range of NAV of US Gold to the range of NAV of Minera Andes; and

  2.
  A comparison of the range of fair market values of US Gold to the range of fair market values of Minera Andes, each as determined in the Valuation.

Comparison of the Exchange Ratios Based on Methodology

Exchange Ratio Summary

	Low Case	Mid Case	High Case
Net Asset Value	0.3455	0.4171	0.5094
Comparable Trading	0.3806	0.4691	0.5705
Comparable Transactions	0.3960	0.5526	0.7344
Market Trading	0.3852	0.4390	0.5036

FAIRNESS CONCLUSION

        Based upon and subject to the foregoing and such other matters we consider relevant, Raymond James is of the opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the shareholders of US Gold, other than any Interested Parties.

Yours very truly,

RAYMOND JAMES LTD.

ANNEX F

US GOLD CORPORATION PEER GROUP COMPANIES FOR
COMPENSATION COMPARISON

Name	Exchange/Symbol
Rainy River Resources Ltd.	TSX-V: RR.V
Rubicon Minerals Corporation	NYSE.A: RBY; TSX: RMX
Exeter Resource Corporation	NYSE.A: XRA; TSX: XRC
Guyana Goldfields Inc.	TSX: GUY
Gabriel Resources Ltd.	TSX: GBU
Fronteer Gold Inc.	Formerly NYSE.A: FRG
Romarco Minerals, Inc.	TSX: R
Ventana Gold Corp.	TSX: VEN
Greystar Resources, Inc.	TSX: GSL
Queenston Mining Inc.	TSX: QMI
Seabridge Gold, Inc.	NYSE.A: SA; TSX: SEA
Paramount Gold and Silver Corp.	NYSE.A: PZG; TSX: PZG
Silver Standard Resources, Inc.	NASDAQ: SSRI; TSX: SSO
International Tower Hill Mines Ltd.	NYSE.A: THM; TSX: ITH

F-1

Annex G

EXECUTION COPY

ARRANGEMENT AGREEMENT

        THIS ARRANGEMENT AGREEMENT is made as of the 22nd day of September, 2011

AMONG:

  US GOLD CORPORATION, a corporation incorporated under the laws of the State of Colorado

  ("US Gold")

  -and -

  MCEWEN MINING—MINERA ANDES ACQUISITION CORP., a corporation incorporated under the laws of the Province of Alberta

  ("Exchangeco")

  -and -

  MINERA ANDES INC., a corporation incorporated under the laws of the Province of Alberta

  ("Minera Andes")

        WHEREAS the respective Boards of Directors of US Gold and Minera Andes each established a special committee of independent directors to evaluate a combination of their respective businesses and each special committee recommended to its Board of Directors that such a business combination pursuant to the Plan of Arrangement (as hereinafter defined) in accordance with the terms and conditions contained herein is advisable and in the best interests of the corporation;

        WHEREAS the Board of Directors of US Gold deems it advisable and in the best interests of US Gold and its shareholders to combine the businesses of US Gold and Minera Andes by Exchangeco acquiring all of the outstanding common shares of Minera Andes pursuant to the Plan of Arrangement, subject to the terms and conditions contained herein;

        WHEREAS the Board of Directors of Minera Andes deems it advisable and in the best interests of Minera Andes to combine the businesses of US Gold and Minera Andes by Exchangeco acquiring all of the outstanding common shares of Minera Andes pursuant to the Plan of Arrangement, subject to the terms and conditions contained herein;

        AND WHEREAS the Parties intend to carry out the transactions contemplated by this Agreement by way of an arrangement under the Business Corporations Act (Alberta) and the respective Boards of Directors of US Gold, Exchangeco and Minera Andes have approved the transactions contemplated by this Agreement;

        AND WHEREAS each of US Gold and Minera Andes has entered into a voting agreement with the Locked-up Shareholders, pursuant to which, among other things, such shareholders have agreed to vote in favour of the Arrangement Resolution and the US Gold Resolution (as applicable) all of the Minera Andes Shares and US Gold Shares held by them, on the terms and subject to the conditions set forth in such agreements;

        NOW THEREFORE in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby covenant and agree as follows:

Article 1
INTERPRETATION

1.1   Definitions

        In this Agreement (including the recitals hereto), the following terms have the following meanings:

        "1933 Act" means the United States Securities Act of 1933, as amended.

        "1934 Act" means the United States Securities Exchange Act of 1934, as amended.

        "ABCA" means the Business Corporations Act (Alberta), including the regulations promulgated thereunder, in either case as amended.

        "Acquisition Proposal" means, with respect to Minera Andes or US Gold, as the case may be, other than the transactions contemplated by this Agreement and other than any transaction involving the Other Party and/or one or more of its wholly-owned Subsidiaries (and/or in the case of Minera Andes, its 49% interest in Minera Santa Cruz S.A.), any offer, proposal, inquiry or expression of interest from any third Person or group of third Persons, whether or not in writing and whether or not delivered to the shareholders of the Target Party, after the date hereof relating to: (i) any acquisition, purchase, sale, transfer, lease, partnership, joint venture, earn-in right, option to acquire, direct or indirect, involving assets of the Target Party and/or one or more of its Subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its Subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its Subsidiaries, taken as a whole; (ii) any, direct or indirect, acquisition, purchase or option to acquire or purchase from the Target Party or its Subsidiaries (x) 15% or more of any voting or equity securities of the Target Party, or (y) all of the voting or equity securities of any one or more of the Target Party's Subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its Subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its Subsidiaries, taken as a whole; (iii) any arrangement, merger, amalgamation, consolidation, business combination, liquidation or dissolution or other similar transaction involving the Target Party or any one or more of its Subsidiaries (or in the case of Minera Andes, its 49% interest in Minera Santa Cruz S.A.) that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its Subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its Subsidiaries, taken as a whole; (iv) any take-over bid, tender offer, exchange offer, reorganization or recapitalization or similar transaction that, if consummated, would result in any Person, or group of Persons or securityholders of such Person(s) beneficially owning, directly or indirectly, (x) 15% or more of any class of voting or equity securities (including based on securities convertible, exchangeable or exercisable for voting or equity securities) of the Target Party or (y) the Target Party's Subsidiaries that, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Target Party and its Subsidiaries, taken as a whole, or which contribute 15% or more of the consolidated revenues of the Target Party and its Subsidiaries, taken as a whole; or (v) any combination of the foregoing. For the purposes of this definition, in the case of Minera Andes, for the purpose of calculating consolidated assets and revenues the term "Subsidiaries" shall include Minera Andes' 49% interest in Minera Santa Cruz S.A.

        "Action" has the meaning set forth in Section 3.1(t).

        "affiliate" has the meaning set forth in National Instrument 45-106—Prospectus and Registration Exemptions of the Canadian Securities Administrators.

        "Agreement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean and refer to this arrangement agreement (including the exhibits hereto) as may be supplemented, modified or amended, and not to any particular article, section, schedule or other portion hereof.

        "Applicable Canadian Securities Laws" means the applicable securities legislation of each of the provinces and territories of Canada and the rules, regulations, instruments and policies published and/or promulgated thereunder and the rules, regulations and policies of any applicable stock exchange, as any of the foregoing may be amended from time to time prior to the Effective Date.

        "Arrangement" means the proposed arrangement under the provisions of Section 193 of the ABCA, on the terms and conditions set forth in the Plan of Arrangement as may be supplemented, modified or amended.

        "Arrangement Resolution" means the special resolution of the Minera Andes Shareholders approving, as required by applicable Law (including MI 61-101), the Arrangement and such other actions as may be required in order to allow Minera Andes to consummate the transactions contemplated by this Agreement.

        "Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required under Section 193 of the ABCA to be filed after the Final Order has been granted giving effect to the Arrangement.

        "associate" has the meaning set forth in the Securities Act (Ontario).

        "Business Day" means a day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in the Province of Ontario, the Province of Alberta and the State of New York are generally open for the transaction of banking business.

        "Callco" means McEwen Mining (Alberta) ULC, an unlimited liability company wholly owned by US Gold, incorporated under the laws of the Province of Alberta.

        "Canadian GAAP" means Canadian generally accepted accounting principles determined with reference to the Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time.

        "Canadian Resident" means a beneficial owner of Minera Andes Shares immediately prior to the Effective Time who is a resident of Canada for purposes of the Tax Act (other than a Tax Exempt Person), or a partnership any member of which is (i) a resident of Canada for the purposes of the Tax Act and (ii) not a Tax Exempt Person.

        "Certificate of Arrangement" means the certificate to be issued by the Registrar pursuant to Section 193(11) of the ABCA, giving effect to the Arrangement;

        "Confidentiality Agreement" means that certain Mutual Confidentiality Agreement, dated July 8, 2011, between US Gold and Minera Andes, as amended.

        "Contract" means any contract, instrument, franchise, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, arrangement or understanding whether written or oral.

        "Court" means the Court of Queen's Bench of Alberta.

        "Depositary" means any trust company, bank or financial institution agreed to in writing among the Parties for the purpose of, among other things, delivering the Exchangeable Shares to Minera Andes Shareholders in connection with the Arrangement.

        "Dissent Rights" means the rights of dissent as provided for in the ABCA and the Interim Order in favour of Minera Andes Shareholders in respect of the Arrangement.

        "Dissenting Shareholders" means a registered shareholder of Minera Andes that duly and validly exercises its right to dissent with respect to the Arrangement in accordance with the ABCA, the Interim Order and the Plan of Arrangement.

        "Effective Date" means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

        "Effective Time" means 12:01 a.m. (Calgary time) on the Effective Date or such other time on the Effective Date as may be specified in writing by the Parties.

        "Eligible Holder" means: (i) a Canadian Resident, or (ii) an Eligible Non-Resident.

        "Eligible Non-Resident" means a beneficial owner of Minera Andes Shares immediately prior to the Effective Time who is not, and is not deemed to be, a resident of Canada for purposes of the Tax Act and whose Minera Andes Shares are "taxable Canadian property" and not "treaty-protected property", in each case as defined in the Tax Act.

        "Employee Plan" means any employee benefit, fringe benefit, deferred benefit, supplemental unemployment benefit, bonus, incentive, profit sharing, termination, severance, change of control, pension, retirement, stock option, stock purchase, stock appreciation, insurance, health, welfare, medical, dental, disability, life insurance, vacation, programmes, arrangements, practices or similar plans for the benefit of or relating to any of the current or former directors, officers or employees or consultants of US Gold or Minera Andes, as applicable, maintained, sponsored, funded or otherwise contributed to or required to be contributed to, by US Gold or Minera Andes, as applicable, or with respect to which US Gold or Minera Andes, as applicable, could have any obligation or liability, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered.

        "Environmental Laws" has the meaning set forth in Section 3.1(dd).

        "Entity Joint Venture" means any joint venture incorporated or organized as a corporation, partnership, general partnership, joint stock company, limited liability company, association, or other organization, which for greater certainty in the case of Minera Andes includes Minera Santa Cruz S.A.

        "Exchange Ratio" means 0.45, subject to adjustment as provided for herein and in the Plan of Arrangement.

        "Exchangeable Share Support Agreement" means an agreement to be made between US Gold, Callco and Exchangeco, substantially in the form of Exhibit "B", as may be supplemented, modified or amended from time to time in accordance with the terms thereof.

        "Exchangeable Shares" means the exchangeable shares in the capital of Exchangeco, having substantially the rights, privileges, restrictions and conditions set out in Exhibit 1 of the Plan of Arrangement.

        "Exchangeco" means McEwen Mining—Minera Andes Acquisition Corp., a wholly owned subsidiary of Callco, incorporated under the laws of the Province of Alberta.

        "Existing Exchangeable Share Rights" has the meaning set forth in Section 3.1(c).

        "Final Order" means the final order of the Court approving the Arrangement, as such order may be affirmed, supplemented, modified or amended by any court of competent jurisdiction.

        "FINRA" means the Financial Industry Regulatory Authority Inc.

        "GAAP" means U.S. generally accepted accounting principles.

        "Governmental Entity" means any (i) multinational, federal, provincial, territorial, state, municipal, local or other government, governmental or public department, central bank, court, commission, commissioner, tribunal, arbitral body, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or Taxing Authority under or for the account of any of the foregoing, or (iv) stock exchange, automated quotation system, self-regulatory authority or securities regulatory authority, including, without limitation, the TSX and the NYSE.

        "IFRS" means International Financial Reporting Standards adopted by the International Accounting Standards Board, as adopted by the Canadian Accounting Standards Board from time to time.

        "Indemnified Person" has the meaning set forth in Section 4.5(d).

        "Interested Minera Andes Shareholders" means those Minera Andes Shareholders whose votes are excluded from the determination of minority approval of the Arrangement Resolution under MI 61-101.

        "Interested Target Party Shareholders" means the Interested US Gold Shareholders, if the Target Party is US Gold, or the Interested Minera Andes Shareholders, if the Target Party is Minera Andes.

        "Interested US Gold Shareholders" means those US Gold Shareholders whose votes are excluded from the determination of minority approval of the US Gold Resolution under MI 61-101.

        "Interim Order" means an interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the Arrangement and the holding of the Minera Andes Meeting, as such order may be affirmed, supplemented, modified or amended by any court of competent jurisdiction.

        "knowledge" means, (i) in the case of US Gold, the actual knowledge of any of the Chief Executive Officer; President; Chief Operating Officer; Chief Financial Officer; Vice-President, Projects; and Senior Vice-President, in each case after reasonable inquiry, and (ii) in the case of Minera Andes, the actual knowledge of any of the Chief Executive Officer; President; Chief Operating Officer and Chief Financial Officer, in each case after reasonable inquiry.

        "Laws" means all laws (including common law and civil law), by-laws, statutes, rules, regulations, principles of law and equity, orders, ordinances, judgments, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term "applicable" with respect to such Laws and in a context that refers to one or more Parties, means such Laws as are applicable to such Party or its business, undertaking, property or securities.

        "Liens" means any hypothecs, mortgages, pledges, assignments, liens, charges, security interests, encumbrances and adverse rights or claims, other third Person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, Contract or otherwise) capable of becoming any of the foregoing.

        "Locked-up Shareholders" means collectively the Minera Andes Locked-up Shareholders and the US Gold Locked-up Shareholders.

        "Los Azules Litigation" means collectively the following two Actions commenced in the Supreme Court of British Columbia: (i) TNR Gold Corp. and Solitario Argentina S.A.[Plaintiffs] v. MIM Argentina Exploraciones S.A., Minera Andes Inc., Minera Andes S.A., Los Azules Mining Inc. and Andes Corporation Minera S.A.[Defendants] (Court File No. S-084670, Vancouver Registry) initiated June 30, 2008; and (ii) Minera Andes S.A., Minera Andes Inc., Los Azules Mining Inc. and Andes Corporacion Minera S.A.[Plaintiffs] v. TNR Gold Corp. and Solitario Argentina S.A. [Defendants] (Court File No. VLC-S-S-122292) initiated April 1, 2010.

        "Material Adverse Effect" with respect to either Minera Andes or US Gold means any change, condition, circumstance, effect, event, fact or development that individually or in the aggregate with other changes, conditions, circumstances, effects, events, facts or developments (a) is or would reasonably be expected to be material and adverse to the business, affairs, properties, assets (tangible or intangible), liabilities and obligations (including contingent liabilities and obligations), capitalization, operations, results of operations or condition (financial or otherwise) of such Party and its Subsidiaries (and in the case of Minera Andes, its 49% interest in Minera Santa Cruz S.A.) taken as a whole; or (b) prevents or would reasonably be expected to prevent such Party from consummating the transactions contemplated by this Arrangement, provided that any change, condition, circumstance, effect, event, fact or development resulting from or arising in connection with any of the following shall not constitute a Material Adverse Effect: (i) any change in general political, financial or economic conditions, including in Canada, the United States, Mexico, Central America or South America (provided that such conditions do not have a materially disproportionate effect on such Party relative to comparable exploration and/or mining companies); (ii) any change in the state of securities, currency, exchange or commodities markets in general or changes in commodity prices or currency exchange rates (provided that it does not have a materially disproportionate effect on such Party relative to comparable exploration and/or mining companies); (iii) changes affecting the mining industry in general and not having a disproportionate effect on such Party relative to comparable exploration and/or mining companies; (iv) any change in applicable accounting standards or in Law or in the interpretation, application or non-application of Law by any Governmental Entity; (v) any change in regional, national or international, political or social conditions (including, the engagement by any country in hostilities, whether commenced before or after the date hereof, and whether or not pursuant to the declaration of a national emergency or war), or the occurrence of any natural disaster or military, militant or terrorist attack (or any escalation or worsening thereof) (provided that such conditions do not have a materially disproportionate effect on such Party relative to comparable exploration and/or mining companies); (vi) any failure to meet any estimates or expectations regarding its revenues, earnings or other financial performance or results of operations (provided that the causes of such failure may be taken into account in determining whether a Material Adverse Effect has occurred); (vii) the announcement of the execution of this Agreement and the transactions contemplated hereby; and (viii) any action taken by such Party or its Subsidiaries that is required pursuant to this Agreement (excluding any obligation to act in the ordinary course of business) or any action taken (or omitted to be taken) by such Party at the written request of the other Party. In no event shall a change in the trading price of a Party's equity securities by itself be deemed to constitute a Material Adverse Effect (provided that the causes of such change may be taken into account in determining whether a Material Adverse Effect has occurred).

        "Meetings" means the US Gold Meeting and the Minera Andes Meeting.

        "MI 61-101" means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions of the Ontario Securities Commission and the Autorité des marchés financiers of Quebec.

        "Minera Andes Audited Financials" has the meaning set forth in Section 3.2(l).

        "Minera Andes Board Change in Recommendation" has the meaning set forth in Section 7.2(a).

        "Minera Andes Disclosure Letter" means the disclosure letter delivered on the date hereof by Minera Andes to US Gold in connection with this Agreement.

        "Minera Andes Expense Fee" has the meaning set forth in Section 6.3(c).

        "Minera Andes Financial Statements" has the meaning set forth in Section 3.2(l).

        "Minera Andes Information Circular" means the information circular of Minera Andes together with all appendices thereto, to be prepared by Minera Andes and sent by Minera Andes to the Minera Andes Shareholders in connection with the Minera Andes Meeting.

        "Minera Andes Locked-up Shareholders" means Robert McEwen, Allen Ambrose, Richard Brissenden, Victor Lazarovici, Allan Marter, Donald Quick, Michael Stein, Perry Ing, James Duff and Nils Engelstad.

        "Minera Andes Meeting" means the special meeting of the Minera Andes Shareholders, and any adjournment(s) thereof, to, among other things, consider and vote on the Arrangement Resolution.

        "Minera Andes Mining Properties" has the meaning set forth in Section 3.2(v).

        "Minera Andes Option" means an outstanding option issued pursuant to Minera Andes' stock option plan in effect as of the date hereof.

        "Minera Andes Permits" has the meaning set forth in Section 3.2(z).

        "Minera Andes Public Disclosure Record" means the documents and other materials relating to Minera Andes that have been filed or furnished by Minera Andes under applicable securities Laws since December 31, 2008 and which are publicly available on EDGAR and/or SEDAR.

        "Minera Andes Securities Documents" has the meaning set forth in Section 3.2(i).

        "Minera Andes Securityholders" means, collectively, the Minera Andes Shareholders and holders of outstanding Minera Andes Options.

        "Minera Andes Share" means a common share in the capital of Minera Andes.

        "Minera Andes Shareholder" means a holder of a Minera Andes Share.

        "Minera Andes Special Committee" means the special committee of Minera Andes' Board of Directors.

        "Minera Andes Termination Fee" has the meaning set forth in Section 6.3(a).

        "Misrepresentation" means any untrue statement of a material fact, any omission to state a material fact that is required to be stated or any omission to state a material fact that is necessary to make a statement not misleading in light of the circumstances in which it was made.

        "Nevada Pacific Gold" means Nevada Pacific Gold Ltd., a corporation incorporated under the laws of the Province of Alberta and a Subsidiary of US Gold.

        "Nevada Pacific Gold Options" has the meaning set forth in Section 3.1(c).

        "Nominating Committee" has the meaning set forth in Section 4.5(a).

        "NYSE" means the New York Stock Exchange.

        "Organizational Documents" means the articles of incorporation, certificate of incorporation, bylaws, shareholder or equityholder agreement, joint venture agreement, voting agreement, voting trust agreement, memorandum and articles or any other similar document adopted or filed in connection with the formation, organization or governance of any Person, in each case as in effect on the date hereof.

        "Other Party" means Minera Andes if US Gold is the Target Party and means US Gold if Minera Andes is the Target Party.

        "Outside Date" means April 30, 2012.

        "Parties" means US Gold, Exchangeco and Minera Andes and "Party" means any one of them, provided that for the purposes of Sections 6.2 and 6.3 and Article 7 (and as used in the definitions referenced therein), "Parties" means US Gold and Minera Andes and "Party" means either of them.

        "Permitted Liens" means (i) statutory liens for Taxes not yet due or payable or which US Gold or Minera Andes, as applicable, or its Subsidiaries or Entity Joint Ventures owing such Taxes is contesting in good faith and adequate reserves with respect thereto are maintained in the appropriate financial statements; (ii) statutory liens incurred on deposits made in the ordinary course of the business in connection with workers' compensation, unemployment insurance and similar Laws, but only to the extent that each such statutory lien relates to amounts not yet due; (iii) security given to a public utility or any Governmental Entity when required in the ordinary course of business, including environmental bonds provided in the ordinary course; (iv) undetermined or inchoate construction, mechanics or repair or storage liens arising in the ordinary course of the business, with respect to amounts which are not yet due; (v) easements, including rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar services and any registered restrictions or covenants that run with the land, provided that there has been compliance with the material provisions thereof and that they do not in the aggregate materially detract from the value of any owned real property or ability use real property subject to leases and will not materially and adversely affect the ability to carry on business as it has been carried on in the past; (vi) zoning by-laws, ordinances or other restrictions as to the use of real property, and agreements with other Persons registered against title to any owned real property or real property subject to leases, provided that they do not in the aggregate materially detract from the value of any owned real property or ability to use any real property subject to leases and will not materially and adversely affect the ability to carry on business as it has been carried on in the past; (vii) reservations in federal patents; (viii) as to properties comprising any portion of the US Gold Mining Properties or Minera Andes Mining Properties which are leased, or otherwise held by contractual interest, the terms and conditions of the leases and other Contracts pertaining thereto that have been provided to US Gold or Minera Andes, as applicable, prior to the date of this Agreement; (ix) Liens referenced in the title opinions included in Section 3.1(w) of the US Gold Disclosure Letter and Section 3.2(v) of the Minera Andes Disclosure Letter; (x) customary rights of general application reserved to or vested in any Governmental Entity to control or regulate any interest in the US Gold Mining Properties or Minera Andes Mining Properties, as applicable; provided that such Liens (A) were not incurred in connection with any indebtedness and (B) do not, individually or in the aggregate, have a material adverse effect on the value or materially impair or add material cost to the use of the subject property; and (xi) such other defects or irregularities of title as do not materially and adversely detract from the value or interfere with the use of the properties or assets subject thereto or affected thereby.

        "Person" means and includes individuals, corporations, partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof.

        "Plan of Arrangement" means the plan of arrangement substantially in the form attached hereto as Exhibit "A", as may be supplemented, modified or amended from time to time in accordance with the terms thereof.

        "Pre-Acquisition Reorganization" has the meaning set forth in Section 4.8.

        "Registrar" means the registrar appointed pursuant to Section 263 of the ABCA.

        "Registration Statement" means the registration statement on Form S-4 (or other applicable form) required to register under applicable securities Laws the US Gold Shares issuable from time to time after the Effective Time upon exchange of Exchangeable Shares.

        "Requesting Party" has the meaning set forth in Section 4.8.

        "Reorganizing Party" has the meaning set forth in Section 4.8.

        "Sarbanes-Oxley Act" has the meaning set forth in Section 3.1(n).

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Regulatory Authorities" means the applicable securities commission or other securities regulatory authority in each province and territory of Canada.

        "Special Voting Share" means the one share of Series B Special Voting Preference Stock with no par value, to be issued by US Gold to and deposited with the trustee under the Voting and Exchange Trust Agreement, which entitles the holder of record to a number of votes at meetings of holders of US Gold Shares equal to the number of Exchangeable Shares outstanding from time to time that are held by the registered holders of Exchangeable Shares, other than US Gold and its Subsidiaries.

        "Subsidiary" means, with respect to a specified person, any entity, whether incorporated or unincorporated, in which such person owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such person otherwise has the power to direct, and for greater certainty with respect to Minera Andes does not include Minera Santa Cruz S.A.

        "Superior Proposal" means a bona fide Acquisition Proposal made in writing before the time the Arrangement Resolution or the US Gold Resolution, as applicable, is passed: (i) to purchase or otherwise acquire, directly or indirectly, all of the shares of the Target Party (other than those held by the Person making the Acquisition Proposal) on the same terms and conditions to all Target Party Shareholders (other than the Person making such Acquisition Proposal and any joint actor and any of their respective affiliates) or all or substantially all of the assets of the Target Party and its Subsidiaries taken as a whole; (ii) that is reasonably capable of being completed in accordance with its terms and without undue delay, taking into account all legal, financial, regulatory and other aspects of such proposal and the Person making such proposal; (iii) that is not subject to any financing condition; (iv) that in respect of which any required financing to complete such Acquisition Proposal has been demonstrated to be available to the satisfaction of the Target Party Board of Directors, acting in good faith (after receipt of advice from its financial advisors and outside legal counsel); (v) that is not subject to a due diligence and/or access condition; (vi) that did not result from a breach of Section 7.1 by the Target Party, its Subsidiaries or its representatives; and (vii) in respect of which the Target Party Board of Directors determines in good faith (upon recommendation of the Target Party Special Committee and after receipt of advice from outside legal counsel and financial advisors) that failure to recommend such Acquisition Proposal to the Target Party Shareholders would be inconsistent with its fiduciary duties under applicable Law and that such Acquisition Proposal would, taking into account all of the terms and conditions of such Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable to the Target Party Shareholders from a financial point of view than the Arrangement (including any adjustments to the terms and conditions of the Arrangement proposed pursuant to this Agreement).

        "Target Party" means, with respect to an Acquisition Proposal and the covenants and agreements set forth in Article 7, either Minera Andes or US Gold, as the case may be, in the event that it receives an Acquisition Proposal or a request for non-public information from a Person where it is reasonably likely that such Person may propose an Acquisition Proposal.

        "Target Party Shareholder" means a US Gold Shareholder, if the Target Party is US Gold, or a Minera Andes Shareholder, if the Target Party is Minera Andes.

        "Target Party Special Committee" means the US Gold Special Committee, if the Target Party is US Gold, or the Minera Andes Special Committee, if the Target Party is Minera Andes.

        "Tax" and "Taxes" means all taxes, assessments, charges, dues, duties, rates, fees, imposts, levies and similar charges of any kind lawfully levied, assessed or imposed by any Governmental Entity, including all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes and charges, sales taxes, use taxes, ad valorem taxes, value added taxes, subsoil use or extraction taxes and ownership fees, transfer taxes (including, without limitation, taxes relating to the transfer of interests in real property or entities holding interests therein), franchise taxes, licence taxes, withholding taxes, health taxes, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security, workers' compensation, employment/ unemployment insurance or compensation taxes, mandatory pension and other social fund taxes or premium, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, harmonized sales tax, customs duties or other taxes, fees, imposts, assessments or charges or any kind whatsoever, and any instalments in respect thereof, together with any interest, fines and any penalties or additional amounts imposed by any Taxing Authority (domestic or foreign) and any interest, fines, penalties, additional Taxes and additions to Tax imposed by any Taxing Authority (domestic or foreign) with respect to the foregoing and including any amount in respect of the foregoing as a transferee or successor, guarantor or surety or in a similar capacity under any Contract or by operation of Laws.

        "Tax Act" means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time.

        "Tax Exempt Person" means a Person who is exempt from Tax under Part I of the Tax Act.

        "Tax Return" means any returns, reports, declarations, elections, notices, filings, forms, statements and other documents whether in tangible, electronic or other form and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto made, prepared, filed or required to be made, prepared or filed in respect of Taxes.

        "Taxing Authority" means any Governmental Entity exercising regulatory authority in respect of any Taxes.

        "Transaction Documents" means the Exchangeable Share Support Agreement, the Voting and Exchange Trust Agreement, the Voting Agreement and such other agreements contemplated by this Agreement.

        "TSX" means the Toronto Stock Exchange.

        "US Gold Board Change in Recommendation" has the meaning set forth in Section 7.2(a).

        "US Gold Disclosure Letter" means the disclosure letter delivered on the date hereof by US Gold to Minera Andes in connection with this Agreement.

        "US Gold Expense Fee" has the meaning set forth in Section 6.3(d).

        "US Gold Locked-up Shareholders" means Robert McEwen, Michele Ashby, Leanne Baker, Peter Bojtos, Declan Costelloe, Perry Ing, Ian Ball, Stefan Spears and Nils Engelstad.

        "US Gold Meeting" means the special meeting of the US Gold Shareholders, and any adjournment(s) thereof, to, among other things, consider and vote on the US Gold Resolution.

        "US Gold Mining Properties" has the meaning set forth in Section 3.1(w).

        "US Gold Option" means an outstanding option to purchase a US Gold Share.

        "US Gold Permits" has the meaning set forth in Section 3.1(aa).

        "US Gold Proxy Statement" means the proxy statement of US Gold together with all appendices thereto, to be prepared by US Gold and sent by US Gold to the US Gold Shareholders in connection with the US Gold Meeting.

        "US Gold Public Disclosure Record" means the documents and other materials relating to US Gold that have been filed or furnished by US Gold under applicable securities Laws since December 31, 2008 and which are publicly available on EDGAR and/or SEDAR.

        "US Gold Resolution" means the resolution of the US Gold Shareholders to approve, as required by applicable Law (including MI 61-101 with respect to the issuance of Exchangeable Shares and US Gold Shares and the rules of the NYSE and the TSX), the issuance of US Gold Shares and the Exchangeable Shares to Minera Andes Securityholders pursuant to the Arrangement and to approve such other actions as may be required in order to allow US Gold to consummate the transactions contemplated by this Agreement, including all actions necessary to create and permit the issuance of the Special Voting Share and to increase the authorized capital of US Gold to permit the issuance of all US Gold Shares issuable upon the exchange of, or otherwise in connection with, the Exchangeable Shares.

        "US Gold Securities Documents" has the meaning set forth in Section 3.1(j).

        "US Gold Share" means a share of common stock in the capital of US Gold.

        "US Gold Shareholder" means a holder of a US Gold Share.

        "US Gold Special Committee" means the special committee of the US Gold Board of Directors.

        "US Gold Termination Fee" has the meaning set forth in Section 6.3(b).

        "U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended.

        "Voting Agreement" means the voting agreement (including all amendments thereto) between US Gold, Minera Andes and the Locked-up Shareholders setting forth the terms and conditions upon which such shareholders have agreed, among other things, to vote their US Gold Shares in favour of the US Gold Resolution and their Minera Andes Shares in favour of the Arrangement Resolution, as applicable.

        "Voting and Exchange Trust Agreement" means an agreement to be made between US Gold, Exchangeco, Callco and the trustee under such agreement, substantially in the form of Exhibit "C", as may be supplemented, modified or amended from time to time in accordance with the terms thereof.

1.2   Interpretation Not Affected by Headings

        The division of this Agreement into articles, sections and schedules and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3   Article References

        Unless reference is specifically made to some other document or instrument, all references herein to articles, sections, schedules and exhibits are to articles, sections, schedules and exhibits of this Agreement.

1.4   Extended Meanings

        Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; words importing any gender shall include all genders.

1.5   Entire Agreement

        This Agreement, together with the exhibits attached hereto, the Minera Andes Disclosure Letter, the US Gold Disclosure Letter and the Confidentiality Agreement, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect to the subject matter hereof.

1.6   Date for Any Action

        If the date on which any action is required to be taken hereunder by a Party is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.7   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in, and all payments provided for herein shall be made in United States dollars, and "US$" refers to United States dollars and "C$" refers to Canadian dollars.

1.8   Other Definitional and Interpretive Provisions

  (a)
  References in this Agreement to the words "include", "includes" or "including" shall be deemed to be followed by the words "without limitation" whether or not they are in fact followed by those words or words of like import.

  (b)
  Any capitalized terms used in any exhibit or schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

  (c)
  References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

  (d)
  References to a particular statute or law shall be to such statute or law and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated thereunder or amended from time to time, except in the case of references to a particular statute or law in force as at a particular time, which shall be to such statute or law and the rules, regulations and published policies made thereunder, as in effect as of such time.

1.9   Governing Law; Waiver of Jury Trial

        This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract (except for the matters subject to the ABCA (including duties of the Board of Directors of Minera Andes and the Plan of Arrangement) which shall be governed by and in accordance with the ABCA and except for the matters subject to the Colorado Business Corporation Act (including duties of the Board of Directors of US Gold) which shall be governed by and in accordance with the Colorado Business Corporation Act). Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of the Province of Ontario in respect of all matters arising under and in relation to this Agreement and waives any defences to the maintenance of an action in the Courts of the Province of Ontario. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

1.10 Exhibit

        Exhibit "A" annexed to this Agreement, being the Plan of Arrangement, is incorporated by reference into this Agreement and forms a part hereof.

Article 2
THE ARRANGEMENT

2.1   The Arrangement

        The Parties agree to carry out the Arrangement in accordance with this Agreement on the terms set out in the Plan of Arrangement, subject to such changes as may be mutually agreed to in writing by the Parties in accordance with this Agreement. US Gold and Exchangeco covenant in favour of Minera Andes that, on or prior to the Effective Date and subject to the satisfaction or waiver of the conditions herein contained in favour of each such Party:

  (a)
  US Gold, Callco and Exchangeco shall execute and deliver the Exchangeable Share Support Agreement;

  (b)
  US Gold, Callco, Exchangeco and the trustee to be appointed under such agreement shall execute and deliver the Voting and Exchange Trust Agreement, and

  (c)
  US Gold shall issue to and deposit with the trustee under the Voting and Exchange Trust Agreement the Special Voting Share.

2.2   Interim Order

        As soon as reasonably practicable after the later of (i) 10 days after the filing of the US Gold Proxy Statement and (ii) all comments of the SEC, if any, on the US Gold Proxy Statement have been resolved, Minera Andes shall file, proceed with and pursue an application to the Court for an Interim Order under Section 193 of the ABCA, in form and substance reasonably satisfactory to US Gold, providing, among other things:

  (a)
  for the class of Persons to whom notice is to be provided in respect of the Arrangement Resolution and the Minera Andes Meeting and the manner in which such notice is to be provided;

  (b)
  that the requisite approval for the Arrangement Resolution shall be: (i) 66 2/3% of the votes cast on the Arrangement Resolution by the Minera Andes Shareholders, present in person or represented by proxy at the Minera Andes Meeting; and (ii) a simple majority of the votes cast by the Minera Andes Shareholders, present in person or represented by proxy at the Minera Andes Meeting, excluding the votes attached to Minera Andes Shares held by Interested Minera Andes Shareholders;

  (c)
  that, in all other respects, the provisions of the by-laws and articles of Minera Andes, including quorum requirements and all other applicable matters, shall apply in respect of the Minera Andes Meeting;

  (d)
  for the grant of Dissent Rights as set forth in the Plan of Arrangement;

  (e)
  for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

  (f)
  that the Minera Andes Meeting may be adjourned or postponed from time to time by management of Minera Andes in accordance with the terms of this Agreement without the need for additional approval of the Court; and

  (g)
  confirmation of the record date for the purposes of determining the Minera Andes Shareholders entitled to receive notice and vote at the Minera Andes Meeting and that such record date will not change in respect of any adjournment(s) or postponement(s) of the Minera Andes Meeting.

Minera Andes shall advise the Court that it is US Gold's intention to rely upon Section 3(a)(10) of the 1933 Act in respect of the distribution of the Exchangeable Shares to the holders of Minera Andes Shares as of immediately prior to the Effective Time in exchange for their Minera Andes Shares in accordance with the Plan of Arrangement.

2.3   US Gold Meeting

        Subject to receipt of the Interim Order and the terms of this Agreement, US Gold hereby covenants and agrees that it will:

  (a)
  call and convene the US Gold Meeting as soon as practicable (and in any event no later than the later of (i) 70 days after the filing of the US Gold Proxy Statement and (ii) 60 days after all comments of the SEC, if any, on the US Gold Proxy Statement have been resolved and provided that US Gold and Minera Andes shall use their commercially reasonable efforts to ensure that the US Gold Meeting and the Minera Andes Meeting occur on the same date) and conduct the US Gold Meeting as required by applicable Law and its Organizational Documents;

  (b)
  not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the US Gold Meeting without Minera Andes' prior written consent, except (i) in the case of adjournment, as required for quorum purposes, by applicable Law or US Gold's by-laws or by valid US Gold Shareholder action (which such US Gold Shareholder action is not solicited or proposed by US Gold or the US Gold Board of Directors), (ii) a postponement or adjournment not exceeding five Business Days for the purposes of attempting to obtain approval of the US Gold Resolution or (iii) as otherwise permitted under this Agreement;

  (c)
  use its commercially reasonable efforts to (i) solicit proxies to be voted at the US Gold Meeting in favour of the US Gold Resolution, and (ii) take all actions that are reasonably necessary to seek the approval of the US Gold Resolution by US Gold Shareholders in accordance with any applicable Laws, including MI 61-101, with respect to the issuance of Exchangeable Shares and US Gold Shares, and the rules of the TSX and the NYSE, provided that US Gold shall not be required to engage a proxy solicitation agent in connection therewith unless requested to do so by Minera Andes acting reasonably;

  (d)
  provide notice to Minera Andes of the US Gold Meeting and allow representatives of Minera Andes and its legal counsel to attend the US Gold Meeting;

  (e)
  advise Minera Andes as Minera Andes may reasonably request from time to time as to the aggregate tally of the proxies received by US Gold in respect of the US Gold Resolution and the manner in which such proxies have been voted; and

  (f)
  upon request, prepare or cause to be prepared by its transfer agent and provide or cause to be provided to Minera Andes a list of the holders of US Gold Shares, and deliver to Minera Andes thereafter on demand supplemental lists setting out any changes thereto, all such deliveries to be in electronic format if available.

2.4   Minera Andes Meeting

        Subject to receipt of the Interim Order and the terms of this Agreement, Minera Andes hereby covenants and agrees that it will:

  (a)
  call and convene the Minera Andes Meeting as contemplated by the Interim Order as soon as practicable (and in any event no later than the later of (i) 70 days after the filing of the US Gold Proxy Statement and (ii) 60 days after all comments of the SEC, if any, on the US Gold Proxy Statement have been resolved and provided that US Gold and Minera Andes shall use their commercially reasonable efforts to ensure that the US Gold Meeting and the Minera Andes Meeting occur on the same date) and conduct the Minera Andes Meeting in accordance with the Interim Order and as otherwise required by applicable Law and its Organizational Documents;

  (b)
  not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Minera Andes Meeting without US Gold's prior written consent, except (i) in the case of adjournment, as required for quorum purposes, by applicable Law or Minera Andes' by-laws or by valid Minera Andes Shareholder action (which such Minera Andes Shareholder action is not solicited or proposed by Minera Andes or the Minera Andes Board of Directors); (ii) a postponement or adjournment not exceeding five (5) Business Days for the purposes of attempting to obtain approval of the Arrangement Resolution; or (iii) as otherwise permitted under this Agreement;

  (c)
  use its commercially reasonable efforts to (i) solicit proxies to be voted at the Minera Andes Meeting in favour of the Arrangement Resolution, and (ii) take all actions that are reasonably necessary to seek the approval of the Arrangement Resolution by Minera Andes Shareholders in accordance with the provisions of the Interim Order and any applicable Laws, including MI 61-101 and the rules of the TSX, provided that Minera Andes shall not be required to engage a proxy solicitation agent in connection therewith unless requested to do so by US Gold acting reasonably;

  (d)
  provide notice to US Gold of the Minera Andes Meeting and allow representatives of US Gold and its legal counsel to attend the Minera Andes Meeting;

  (e)
  promptly advise US Gold of (and provide US Gold with) any written notice of dissent or purported exercise by any Minera Andes Shareholder of Dissent Rights received by Minera Andes in relation to the Arrangement Resolution and any withdrawal of Dissent Rights received by Minera Andes and, subject to applicable Law, any written communications sent by or on behalf of Minera Andes to any Minera Andes Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution;

  (f)
  advise US Gold as US Gold may reasonably request from time to time as to the aggregate tally of the proxies received by Minera Andes in respect of the Arrangement Resolution and the manner in which such proxies have been voted; and

  (g)
  upon request, prepare or cause to be prepared by its transfer agent and provide or cause to be provided to US Gold a list of the holders of Minera Andes Shares and Minera Andes Options, and deliver to US Gold thereafter on demand supplemental lists setting out any changes thereto, all such deliveries to be in electronic format if available.

2.5   Minera Andes Information Circular

  (a)
  As promptly as reasonably practicable after execution of this Agreement and subject to US Gold's compliance with Section 2.5(b), Minera Andes shall prepare, in compliance with the Interim Order and in consultation with US Gold, the Minera Andes Information Circular

    (which shall be in a form and substance satisfactory to US Gold, acting reasonably), together with any other documents required by applicable Laws in connection with the Minera Andes Meeting, in the form containing the information required by all applicable Laws, including all applicable corporate Laws and Applicable Canadian Securities Laws (including MI 61-101), and a copy of the fairness opinion and formal valuation of its independent financial adviser.

  (b)
  US Gold shall prepare such information to be included in the Minera Andes Information Circular describing US Gold, its business, operations and affairs, in accordance with Applicable Canadian Securities Laws, for inclusion in the Minera Andes Information Circular, including any pro forma financial statements prepared in accordance with GAAP, as is reasonably requested by Minera Andes or required by the Interim Order or applicable Laws and shall provide such information to Minera Andes in a reasonably timely manner. US Gold shall use commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisers (including technical consultants) to the use of any financial, technical or other expert information required to be included in the Minera Andes Information Circular.

  (c)
  US Gold shall ensure that the information provided by it for inclusion in the Minera Andes Information Circular does not contain any Misrepresentation. US Gold shall indemnify and save harmless Minera Andes, its Subsidiaries and their respective directors, officers, employees, agents, advisors and representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses to which Minera Andes, any Subsidiary of Minera Andes or any of their respective directors, officers, employees, agents, advisors or representatives may be subject or may suffer, in any way caused by, or arising directly or indirectly, from or in consequence of: (i) any Misrepresentation in any information included in the Minera Andes Information Circular that is provided by US Gold or its representatives in writing specifically for the purpose of inclusion in the Minera Andes Information Circular; and (ii) any order made, or any inquiry, investigation or proceeding by any Securities Regulatory Authority, the SEC or other Governmental Entity, to the extent based on any Misrepresentation in any information related to US Gold and provided by US Gold or its representatives in writing specifically for the purpose of inclusion in the Minera Andes Information Circular.

  (d)
  As promptly as practicable after obtaining the Interim Order, Minera Andes shall cause the Minera Andes Information Circular and all other proxy materials for the Minera Andes Meeting to be mailed to the Minera Andes Securityholders and such other securityholders of Minera Andes as may be required pursuant to the Interim Order or applicable Law and file with the applicable Securities Regulatory Authorities, the Minera Andes Information Circular and all other proxy materials for the Minera Andes Meeting, and if necessary in order to comply with applicable securities Laws, after the Minera Andes Information Circular shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy materials, and, if required in connection therewith, re-solicit proxies.

  (e)
  Prior to the filing of the Minera Andes Information Circular (or any amendment or supplement thereto) with the Securities Regulatory Authorities or its mailing to Minera Andes Shareholders, and during the course of its preparation, Minera Andes shall provide US Gold and the US Gold Special Committee and their respective legal and other advisers with reasonable opportunity to review and comment on the Minera Andes Information Circular and all other proxy materials for the Minera Andes Meeting, and Minera Andes shall include in such documents any comments reasonably proposed by US Gold, the US Gold Special Committee and their counsel, including, for certainty, the information provided pursuant to Section 2.5(b).

  (f)
  Without limiting the generality of the foregoing, Minera Andes shall ensure that the Minera Andes Information Circular complies in all material respects with all applicable Laws and the information provided by it in the Minera Andes Information Circular does not contain any Misrepresentation (other than with respect to the information provided by US Gold pursuant to Section 2.5(b)) and shall provide Minera Andes Securityholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at the Minera Andes Meeting.

  (g)
  The Minera Andes Board of Directors shall (i) include its recommendation to vote in favour of the Arrangement Resolution in the Minera Andes Information Circular, and (ii) include in the Minera Andes Information Circular a statement that each director and executive officer of Minera Andes intends to vote all of such Person's Minera Andes Shares (including any Minera Andes Shares issued upon the exercise of any Minera Andes Options) in favour of the Arrangement Resolution, subject to the other terms of this Agreement and the Voting Agreement; and, shall not (A) withdraw or modify in any manner adverse to US Gold, the recommendation, or (B) publicly propose to, or publicly announce that the Board of Directors has resolved to, take any such action, except in each case as and to the extent expressly permitted by Article 7.

  (h)
  Minera Andes and US Gold shall each promptly notify the other if at any time before the Effective Date either becomes aware that (i) the Minera Andes Information Circular contains a Misrepresentation; or (ii) an amendment or supplement to the Minera Andes Information Circular is required, and the Parties shall cooperate in the preparation of any amendment or supplement.

  (i)
  Minera Andes shall take all such actions as may be required under the Interim Order or applicable Laws, including the rules of the TSX, in connection with the transactions contemplated by this Agreement and the Arrangement.

2.6   US Gold Proxy Statement and Registration Statement

  (a)
  As promptly as reasonably practicable and subject to Minera Andes' compliance with Section 2.6(b), US Gold shall prepare, in consultation with Minera Andes, and file (i) the US Gold Proxy Statement (which shall be in a form and substance satisfactory to Minera Andes, acting reasonably), together with any other documents required by applicable Laws in connection with the US Gold Meeting; and (ii) the Registration Statement, each in the form and containing the information required by all applicable Laws, with the SEC and in all jurisdictions where the US Gold Proxy Statement or Registration Statement is required to be filed, and a copy of the fairness opinion and formal valuation of its independent financial adviser as may be required in the US Gold Proxy Statement.

  (b)
  Minera Andes shall prepare such information to be included in the US Gold Proxy Statement describing Minera Andes, its business, operations and affairs, in accordance with applicable Laws for inclusion in the US Gold Proxy Statement, including any pro forma financial statements prepared in accordance with GAAP, as is reasonably requested by US Gold or required by applicable Laws and shall provide such information to US Gold in a reasonably timely manner. Minera Andes shall use commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisers (including technical consultants) to the use of any financial, technical or other expert information required to be included in the US Gold Proxy Statement.

  (c)
  Minera Andes shall ensure that the information provided by it for inclusion in the US Gold Proxy Statement does not contain any Misrepresentation. Minera Andes shall indemnify and save harmless US Gold, its Subsidiaries and their respective directors, officers, employees, agents, advisors and representatives from and against any and all liabilities, claims, demands, losses, costs, damages and expenses to which US Gold, any Subsidiary of US Gold or any of their respective directors, officers, employees, agents, advisors or representatives may be subject or may suffer, in any way caused by, or arising directly or indirectly, from or in consequence of: (i) any Misrepresentation in any information included in the US Gold Proxy Statement that is provided by Minera Andes or its representatives in writing specifically for the purpose of inclusion in the US Gold Proxy Statement; and (ii) any order made, or any inquiry, investigation or proceeding by any Securities Regulatory Authority, the SEC or other Governmental Entity, to the extent based on any Misrepresentation in any information related to Minera Andes and provided by Minera Andes or its representatives in writing specifically for the purpose of inclusion in the US Gold Proxy Statement.

  (d)
  As promptly as practicable after the later of (i) 10 days after the filing of the US Gold Proxy Statement and (ii) all comments of the SEC, if any, on the US Gold Proxy Statement have been resolved, US Gold shall cause the US Gold Proxy Statement and all other proxy materials for the US Gold Meeting to be mailed to the US Gold Shareholders and such other securityholders of US Gold as may be required pursuant to applicable Law and file with the SEC and with the other applicable Securities Regulatory Authorities, the US Gold Proxy Statement and all other proxy materials for the US Gold Meeting, and if necessary in order to comply with applicable securities Laws, after the US Gold Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy materials, and, if required in connection therewith, re-solicit proxies.

  (e)
  Prior to the filing of the US Gold Proxy Statement and the Registration Statement (or any amendment or supplement thereto) with the SEC and prior to the mailing of the US Gold Proxy Statement and the effectiveness of the Registration Statement, and during the course of preparation of such documents, US Gold shall provide Minera Andes and the Minera Andes Special Committee and their respective legal and other advisers with reasonable opportunity to review and comment on the US Gold Proxy Statement and all other proxy materials for the US Gold Meeting and the Registration Statement, and US Gold shall include in such documents any comments reasonably proposed by Minera Andes, the Minera Andes Special Committee and their counsel, including, for certainty, the information provided pursuant to Section 2.6(b).

  (f)
  Without limiting the generality of the foregoing, US Gold shall ensure that the US Gold Proxy Statement complies in all material respects with all applicable Laws and the information provided by it in the US Gold Proxy Statement and the Registration Statement does not contain any Misrepresentation (other than with respect to the information provided by Minera Andes pursuant to Section 2.6(b)) and shall provide the US Gold Shareholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at the US Gold Meeting.

  (g)
  The US Gold Board of Directors shall (i) include its recommendation to vote in favour of the US Gold Resolution in the US Gold Proxy Statement, and (ii) include in the US Gold Proxy Statement a statement that each director and executive officer of US Gold intends to vote all of such Person's US Gold Shares (including any US Gold Shares issued upon the exercise of any US Gold Options) in favour of the US Gold Resolution, subject to the other terms of this Agreement and the Voting Agreement; and, shall not (A) withdraw or modify in any manner adverse to Minera Andes, the recommendation, or (B) publicly propose to, or publicly announce that the Board of Directors has resolved to, take any such action, except in each case as and to the extent expressly permitted by Article 7.

  (h)
  Minera Andes and US Gold shall each promptly notify the other if at any time before the Effective Date either becomes aware that (i) the US Gold Proxy Statement or the Registration Statement contains any Misrepresentation, or (ii) there is required an amendment or supplement to the US Gold Proxy Statement or the Registration Statement, and the Parties shall cooperate in the preparation of such amendment or supplement.

  (i)
  US Gold shall take all such actions as may be required under applicable Laws (including the Colorado Business Corporation Act, MI 61-101, with respect to the issuance of Exchangeable Shares and US Gold Shares, and the rules of the NYSE and the TSX) in connection with the transactions contemplated by this Agreement and the Arrangement, including adopting and filing an amended certificate of incorporation and taking all other actions necessary to create and permit the issuance of the Special Voting Share and to increase the authorized capital of US Gold to permit the issuance of all US Gold Shares issuable on the exchange of, or otherwise in connection with, the Exchangeable Shares.

  (j)
  US Gold shall use commercially reasonable efforts to cause the Exchangeable Shares that will be issuable pursuant to the Arrangement and the US Gold Shares to be issued on the exchange of the Exchangeable Shares to be approved for listing (subject to official notice of issuance) on the NYSE and the TSX prior to the Effective Time.

  (k)
  US Gold shall file the Registration Statement, and use its reasonable best efforts to cause the Registration Statement to become effective at the Effective Time and to maintain the effectiveness of such registration for the period that the Exchangeable Shares remain outstanding.

2.7   Amendments

        In a timely and expeditious manner, each of Minera Andes and US Gold shall prepare (in consultation with the other) and file any mutually agreed (or as otherwise required by applicable Laws) amendments or supplements to their respective proxy and information circulars with respect to the Minera Andes Meeting and the US Gold Meeting (as the case may be) and mail such amendments or supplements, as required by the Interim Order, in the case of Minera Andes, and in accordance with all applicable Laws, in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all applicable Laws on the date of the mailing thereof.

2.8   Securities Law Compliance

        US Gold and Minera Andes shall cooperate and use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, including the preparation of any applications for orders, registrations, consents, filings, circulars and approvals, required in connection with this Agreement and the Arrangement and the preparation of any required documents, in each case as reasonably necessary to discharge their respective obligations under this Agreement, the Arrangement and the Plan of Arrangement, and to complete any of the transactions contemplated by this Agreement, in accordance with applicable securities Laws.

2.9   Final Order

        If (a) the Interim Order is obtained; (b) the requisite approval for the US Gold Resolution is obtained from US Gold Shareholders at the US Gold Meeting as required by applicable Law (including MI 61-101, with respect to the issuance of Exchangeable Shares and US Gold Shares) and the rules of the NYSE and the TSX; and (c) the requisite approval for the Arrangement Resolution is obtained from Minera Andes Shareholders at the Minera Andes Meeting as provided for in the Interim Order and as required by applicable Law (including MI 61-101), subject to the terms of this Agreement,

Minera Andes shall diligently pursue and take all steps necessary or desirable to have the hearing before the Court of the application for the Final Order (in form and substance reasonably acceptable to US Gold) pursuant to Section 193 of the ABCA held as soon as reasonably practicable.

2.10 Copy of Documents

        Each of US Gold and Minera Andes will notify the other promptly of the receipt of any comments from the SEC or the Securities Regulatory Authorities and of any request by the SEC or the Securities Regulatory Authorities for amendments or supplements to the Minera Andes Information Circular, the US Gold Proxy Statement (as the case may be) or the Registration Statement, or for additional information, and will supply the other with copies of all correspondence with the SEC or the Securities Regulatory Authorities with respect to each Party's proxy circular or the Registration Statement. Each Party will respond reasonably promptly to comments from the staff of the SEC or the Securities Regulatory Authorities.

2.11 Court Proceedings

        Subject to the terms of this Agreement, US Gold will cooperate with and assist Minera Andes in seeking the Interim Order and the Final Order, including by providing to Minera Andes, on a timely basis, any information reasonably required to be supplied by US Gold in connection therewith. Minera Andes will provide US Gold and the US Gold Special Committee and their respective counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and will give reasonable consideration to all such comments. Subject to applicable Law, Minera Andes will not file any material with the Court in connection with the approval of the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.11 or with US Gold's prior written consent, such consent not to be unreasonably withheld or delayed; provided that nothing herein shall require US Gold to agree or consent to any increase in or variation in the form of consideration or other modification or amendment to such filed or served materials that expands or increases US Gold's obligations set forth in any such filed or served materials or under this Agreement or the Arrangement and provided further that nothing herein shall limit Minera Andes' ability to take any and all steps to enforce its rights hereunder. Minera Andes shall also provide to US Gold and the US Gold Special Committee and their respective counsel on a timely basis, copies of any notice of appearance or other Court documents served on Minera Andes in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether written or oral, received by Minera Andes indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order. Minera Andes will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. In addition, Minera Andes will not object to legal counsel to US Gold or the US Gold Special Committee making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that Minera Andes is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with this Agreement and the Plan of Arrangement. Minera Andes will also oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, Minera Andes is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, US Gold and the US Gold Special Committee.

2.12 Articles of Arrangement and Effective Date

        The Articles of Arrangement shall, unless otherwise agreed to in writing by US Gold and Minera Andes, be filed by Minera Andes not later than the fifth Business Day after the satisfaction or, where not prohibited by applicable Law, the waiver of the conditions set forth in Article 5 by the applicable Party for whose benefit such conditions exist (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited by applicable Law, the waiver of those conditions as of the Effective Time by the applicable Party for whose benefit such conditions exist). Upon the issuance of the Certificate of Arrangement, the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Law.

2.13 Withholdings

        US Gold, Exchangeco, Callco, Minera Andes and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any Person hereunder and from all dividends or other distributions otherwise payable to any Minera Andes Securityholder such amounts as US Gold, Exchangeco, Callco, Minera Andes or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign Tax Law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority. To the extent that the amount so required to be deducted or withheld from any payment to such Person exceeds the cash portion of the consideration otherwise payable to such Person, US Gold, Exchangeco, Callco, Minera Andes and the Depositary, as the case may be, are hereby authorized:

  (a)
  in the case of the transactions described in Section 3.1(b) of the Plan of Arrangement, to require such Person to make a cash payment in the amount of such Tax to US Gold, Exchangeco, or the Depositary, as the case may be, prior to the transfer of Exchangeable Shares to such Person; and

  (b)
  in the case of other transactions, to sell or otherwise dispose of such portion of the consideration as is necessary to provide funds to US Gold, Exchangeco, Callco, Minera Andes or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and US Gold, Exchangeco, Callco, Minera Andes or the Depositary will notify such Person and remit to the Person any unapplied balance of the net proceeds of such sale.

2.14 Payment of Consideration

        US Gold will, following receipt by Minera Andes of the Final Order and prior to the filing by Minera Andes of the Articles of Arrangement, cause to be delivered to the Depositary sufficient Exchangeable Shares to satisfy the aggregate consideration payable to Minera Andes Shareholders pursuant to the Plan of Arrangement.

2.15 U.S. Tax Matters

        US Gold, Exchangeco and Minera Andes intend that the exchange by Minera Andes Shareholders of their Minera Andes Shares for Exchangeable Shares shall qualify for nonrecognition of gain by such Minera Andes Shareholders pursuant to the provisions of either Section 351 or Section 368 of the U.S. Tax Code. To that end, the Parties adopt this Agreement and the Plan of Arrangement as a "plan of reorganization" within the meaning of U.S. Treasury Regulation Section 1.368-2(g), and the Parties further agree and confirm that the formation of Exchangeco, the contributions by US Gold of cash and other property to Exchangeco (via Callco, a disregarded entity for U.S. tax purposes formed for purposes of effecting the transactions contemplated herein) in exchange for common shares of Exchangeco, and the transfer to Exchangeco by Minera Andes Shareholders of their Minera Andes Shares in exchange for Exchangeable Shares issued by Exchangeco all constitute a prearranged series of steps constituting a single integrated transaction and that each such step is taken in contemplation of the completion of the other steps and of the entire transaction. Each Party agrees to act in a manner that is consistent with the foregoing intention and not to take any position on any Tax Return or otherwise take any tax reporting position inconsistent with such nonrecognition treatment for U.S. tax purposes, unless otherwise required by a "determination" within the meaning of Section 1313 of the U.S. Tax Code that such treatment is not correct. However, notwithstanding the foregoing, US Gold, Exchangeco and Minera Andes make no representation or warranty to any US Gold Shareholder or Minera Andes Securityholder regarding the U.S. federal, state or local income tax consequences of the transactions contemplated by this Agreement to US Gold, Exchangeco, Minera Andes, US Gold Shareholders or Minera Andes Securityholders.

2.16 Adjustments to Exchange Ratio

        The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, consolidation, stock dividend (including any dividend or distribution of securities convertible into US Gold Shares or Minera Andes Shares), merger, reorganization, recapitalization or other like change with respect to US Gold Shares or Minera Andes Shares occurring after the date hereof and prior to the Effective Time. For the avoidance of doubt, there shall be no adjustment to the Exchange Ratio due to any changes in the trading prices of a Party's equity securities.

Article 3
REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties of US Gold and Exchangeco

        Except as disclosed in the US Gold Public Disclosure Record (but excluding disclosures, other than specifically identified matters, in the "Risk Factors" or "Forward Looking Statements" sections thereof or any other disclosure included in such US Gold Public Disclosure Record that is cautionary, predictive or forward-looking in nature (it being understood and agreed that any disclosure in the US Gold Public Disclosure Record shall be deemed disclosed with respect to any Section of this Article 3 solely to the extent that it is reasonably apparent from a reading of such disclosure that it is applicable to such Section) and provided that the representations and warranties in Sections 3.1(a) to 3.1(l), 3.1(o), 3.1(v), 3.1(uu), 3.1(vv), 3.1(yy), 3.1(zz), 3.1(aaa), 3.1(bbb), 3.1(ddd) and 3.1(eee) shall not be qualified by the US Gold Disclosure Record), each of US Gold and Exchangeco, jointly and severally, represents and warrants to and in favour of Minera Andes as follows, and acknowledges that Minera Andes is relying upon such representations and warranties:

  (a)
  US Gold and each of its Subsidiaries and Entity Joint Ventures has been duly incorporated or organized, and is a valid and subsisting corporation, limited liability company or other entity, under the Laws of its jurisdiction of incorporation or organization, and has been duly qualified as an extra-provincial or foreign corporation, limited liability company or other entity for the transaction of business and is in good standing under the Laws of each other jurisdiction in which the character of the properties owned or leased or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Material Adverse Effect on US Gold; US Gold and each of its Subsidiaries and Entity Joint Ventures has all requisite corporate or other entity power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate its properties and assets; the copies of the Organizational Documents of US Gold and each of its Subsidiaries and Entity Joint Ventures that have been delivered or made available to Minera Andes are in all material respects complete and correct copies thereof, each as amended; neither US Gold nor any of its Subsidiaries and Entity Joint Ventures is in violation of any of their respective Organizational Documents;

  (b)
  each of US Gold and Exchangeco has requisite corporate power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof; subject to the requisite approval of consummation of the US Gold Resolution by US Gold Shareholders as provided in this Agreement, each of US Gold and Exchangeco has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to observe and perform the provisions of this Agreement and the other Transaction Documents to which it is a party in accordance with the provisions hereof and thereof; this Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Effective Time, duly authorized, executed and delivered by each of US Gold and Exchangeco and constitutes, or will constitute in the case of the other Transaction Documents to which it is a party, a valid and legally binding obligation of each of US Gold and Exchangeco enforceable against US Gold and Exchangeco in accordance with the terms hereof and thereof, subject to equitable principles and the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors;

  (c)
  as of the date hereof the authorized share capital of US Gold consists of 250,000,000 shares of common stock and one share of Series A Special Voting Preferred Stock; as of the Effective Time, the authorized share capital of US Gold will consist of 500,000,000 shares of common stock, one share of Series A Special Voting Preferred Stock and one share of Series B Special Voting Preferred Stock; as of the date hereof, 136,417,988 shares of common stock and one share of Series A Special Voting Preferred Stock are issued and outstanding; as of the date hereof, there are 3,334,731 exchangeable shares of US Gold Canadian Acquisition Corporation outstanding that are not held by US Gold or its Subsidiaries and that are exchangeable on a one-for-one basis into US Gold Shares (the "Existing Exchangeable Share Rights"); as of the date hereof, there are 3,869,667 US Gold Shares issuable under currently outstanding US Gold Options and 394,593 US Gold Shares issuable under currently outstanding options granted by Nevada Pacific Gold (the "Nevada Pacific Gold Options"); except for the Existing Exchangeable Share Rights, the US Gold Options, the Nevada Pacific Gold Options, the Exchangeable Shares issuable pursuant to the Arrangement, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by US Gold of any securities of US Gold (including US Gold Shares) or any Subsidiary or any and Entity Joint Venture of US Gold, or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of US Gold (including US Gold Shares) or any Subsidiary of US Gold; all outstanding US Gold Shares have been duly authorized and validly issued, are fully paid and non-assessable; all US Gold Shares issuable upon the exercise, exchange or conversion, as applicable of the Existing Exchangeable Share Rights, the US Gold Options, and the Nevada Pacific Gold Options in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights; all securities of US Gold (including the US Gold Shares, the Existing Exchangeable Share Rights, the US Gold Options, and the Nevada Pacific Gold Options) have been issued in compliance with all applicable Laws; other than the US Gold Shares, the Existing Exchangeable Share Rights, the US Gold Options, and the Nevada Pacific Gold Options, there are no securities of US Gold or of any of its Subsidiaries or Entity Joint Ventures outstanding or outstanding bonds, debentures or other evidences of indebtedness of US Gold or any of its Subsidiaries or Entity Joint Ventures which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the US Gold Shareholders on any matter; except for the Series A Special Voting Preferred Stock and as contemplated by this Agreement and the Plan of Arrangement, there are no outstanding contractual or other obligations of US Gold or any of its Subsidiaries or Entity Joint Ventures to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of US Gold or any of its Subsidiaries or Entity Joint Ventures;

  (d)
  Section 3.1(d) of the US Gold Disclosure Letter sets forth a complete and accurate list of all Subsidiaries owned, directly or indirectly, by US Gold, each of which is wholly-owned except as otherwise noted in Section 3.1(d) of the US Gold Disclosure Letter; all of the issued and outstanding shares of capital stock and other ownership interests in the Subsidiaries of US Gold are duly authorized, validly issued, fully paid and, where the concept is applicable, non-assessable, and other than as disclosed in Section 3.1(d) of the US Gold Disclosure Letter, all such shares and other ownership interests held directly or indirectly by US Gold are legally and beneficially owned free and clear of all Liens, and there are no outstanding options, warrants, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares of capital stock or other ownership interests in or material assets or properties of any of the Subsidiaries of US Gold; there are no Contracts, commitments, agreements, understandings, arrangements or restrictions which require any Subsidiaries of US Gold to issue, sell or deliver any shares in its share capital or other ownership interests, or any securities or obligations convertible into or exchangeable for, any shares of its share capital or other ownership interests;

  (e)
  Section 3.1(e) of the US Gold Disclosure Letter sets forth a complete and accurate list of all Entity Joint Ventures entered into by US Gold and its Subsidiaries, directly or indirectly, and their respective interest therein; US Gold and its Subsidiaries' interest in each such Entity Joint Venture is held free and clear of all Liens;

  (f)
  the US Gold Shares are listed and posted for trading on, and US Gold is in compliance with the rules and policies of, the TSX and the NYSE; US Gold is not subject to regulation by any other stock exchange or quotation system;

  (g)
  US Gold is not an "ineligible issuer" (as defined in Rule 405 under the 1933 Act) with respect to the US Gold Shares issuable upon exchange of the Exchangeable Shares;

  (h)
  US Gold is a reporting issuer within the meaning of applicable securities Laws in all provinces of Canada and not on the list of reporting issuers in default maintained by any of the Securities Regulatory Authorities, and is not in default, in any material respect, of any requirements of applicable securities Laws;

  (i)
  except as set forth in Section 3.1(i) of the US Gold Disclosure Letter, none of the execution and delivery of this Agreement or the other Transaction Documents, the compliance by US Gold or Exchangeco with the provisions of this Agreement or the other Transaction Documents and the consummation by US Gold of the transactions contemplated by this Agreement or the other Transaction Documents do or will: (i) require the consent, approval, or authorization, order or agreement of, notice to, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, including without limitation pursuant to the Competition Act (Canada), the Investment Canada Act (Canada) and the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, except such as have been obtained or made; or (ii) conflict with, result in any breach or violation of or default (with or without notice or lapse of time or both) under any of the provisions of, or give rise to any third Person right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right of first refusal, right to purchase or sale, or result in the imposition of any additional obligation under, or the creation of any Lien upon any of the assets or properties of US Gold or any of its Subsidiaries or Entity Joint Ventures under (A) any US Gold Permit or any material Contract to which US Gold or any Subsidiary or Entity Joint Venture of US Gold is a party or to which any of their properties or assets may be subject, (B) the Organizational Documents of US Gold or any Subsidiary or Entity Joint Venture of US Gold, or (C) any Law applicable to US Gold or any Subsidiary or Entity Joint Venture of US Gold or any of their respective properties or assets; or (iii) result in any payment (including severance, retention, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of US Gold or any of its Subsidiaries or Entity Joint Ventures or result in any increase or acceleration of contributions, liabilities or benefits, or acceleration of vesting with respect to any benefit of any director or employee of US Gold or any of its Subsidiaries or Entity Joint Ventures;

  (j)
  US Gold has filed or furnished, on a timely basis, all required reports, schedules, registration statements, financial statements, forms, registrations, certifications and other documents together with any amendments required to be made with respect thereto with the SEC, the Securities Regulatory Authorities, the TSX and the NYSE and AMEX since December 31, 2008 (together with the exhibits and other information incorporated therein, the "US Gold Securities Documents") and paid all fees and assessments due and payable in connection therewith; as of their respective dates of filing or furnishing (or, if amended or superseded by a filing prior to the date hereof, as of the date of such filing or furnishing, provided that for the purposes of Section 5.3(a), any document filed or furnished after the date of this Agreement and before the Effective Date may amend or supersede a filing made after the date of this Agreement), the US Gold Securities Documents complied in all material respects with the requirements of applicable securities Laws and none of the US Gold Securities Documents contained any Misrepresentation. US Gold has not filed any confidential material change reports which continue to be confidential;

  (k)
  US Gold has provided or made available to Minera Andes copies of all comment letters received by US Gold from the SEC, Securities Regulatory Authorities, the TSX and the NYSE since December 31, 2008 relating to the US Gold Securities Documents, together with all written responses of US Gold thereto; there are no outstanding or unresolved comments in any such comment letters received by US Gold from the SEC, the Securities Regulatory Authorities, the TSX or the NYSE; to the knowledge of US Gold, none of the US Gold Securities Documents is the subject of any ongoing review by the SEC, the Securities Regulatory Authorities, the TSX or the NYSE;

  (l)
  no order delisting or preventing, ceasing or suspending trading in any securities of US Gold or prohibiting the issue and sale of securities by US Gold has been issued and, to the knowledge of US Gold, no Action for such purpose of any Securities Regulatory Authority, the SEC, the TSX or the NYSE is in effect or ongoing;

  (m)
  the audited consolidated financial statements of US Gold and its Subsidiaries and Entity Joint Ventures for the years ended December 31 of each of 2008, 2009 and 2010, together with the auditors' report thereon and the notes thereto, and the interim unaudited consolidated financial statements of US Gold for the six months ended June 30, 2011, have been prepared in accordance with GAAP applied on a basis consistent with prior periods (except as disclosed therein) and fairly present in all material respects the consolidated financial position of US Gold and its consolidated Subsidiaries and Entity Joint Ventures and the consolidated results of operations, changes in shareholders' equity and cash flows of such companies as of the dates and for the periods shown (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount);

  (n)
  US Gold is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated thereunder ("Sarbanes-Oxley Act") and the provisions of the 1934 Act and the 1933 Act relating thereto which under the terms of such provisions (including the dates by which such compliance is required) have become applicable to US Gold; each of the principal executive officer of US Gold and the principal financial officer of US Gold has made all certifications required by Rule 13a-14 or 15d-14 under the 1934 Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the US Gold Securities Documents; for purposes of the preceding clause, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act; US Gold has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the 1934 Act) as required by Rule 13a-15 under the 1934 Act; US Gold's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by US Gold in the reports that it files or furnishes under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to US Gold's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act; US Gold has delivered or made available to Minera Andes complete and accurate copies of notices received by US Gold from its independent auditor of any significant deficiencies or material weaknesses in US Gold's internal control over financial reporting since January 1, 2008 and any other management letter or similar correspondence received by US Gold since January 1, 2008 from any independent auditor of US Gold or any of its Subsidiaries or Entity Joint Ventures (at the time such entities were Subsidiaries or Entity Joint Ventures of US Gold). There is no reason to believe that the principal executive officer of US Gold and the principal financial officer of US Gold would not be able to give the certifications required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act without qualification when due;

  (o)
  as of August 31, 2011, US Gold had current assets of not less than $78.4 million, consisting of cash and cash equivalents, short-term securities and gold and silver bullion;

  (p)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures has any material obligations or liabilities of any nature (mature or unmatured, fixed or contingent, on or off-balance sheet), other than:

  (i)
  those set forth or adequately provided for in the balance sheet and related notes included in US Gold's audited consolidated financial statements for the year ended December 31, 2010 and interim unaudited consolidated financial statements for the six months ended June 30, 2011;

  (ii)
  liabilities incurred since June 30, 2011 in the ordinary course of business; and

  (iii)
  those incurred in connection with the execution of this Agreement;

  (q)
  since June 30, 2011, except as contemplated by this Agreement:

  (i)
  each of US Gold and each Subsidiary and Entity Joint Ventures of US Gold has conducted its business only in the ordinary and regular course of business in all material respects;

  (ii)
  there has not occurred a Material Adverse Effect in respect of US Gold;

  (iii)
  the business and property of US Gold and its Subsidiaries and Entity Joint Ventures conform in all material respects to the description thereof disclosed in the US Gold Public Disclosure Record and there has not been any acquisition or sale by US Gold or any of its Subsidiaries or Entity Joint Ventures of any material property or assets;

  (iv)
  other than in the ordinary and regular course of business consistent with past practice, there has not been any incurrence, assumption or guarantee by US Gold or any of its Subsidiaries of any debt for borrowed money, any creation or assumption by US Gold or any of its Subsidiaries of any Lien (other than Permitted Liens) or any making by US Gold or any of its Subsidiaries of any loan, advance or capital contribution to or investment in any other Person;

  (v)
  there has been no dividend or distribution of any kind declared, paid or made by US Gold on any US Gold Shares;

  (vi)
  US Gold has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding US Gold Shares, or any issuance or the authorization of any issuance of any other securities in exchange or in substitution for US Gold Shares;

  (vii)
  there has not been any change in accounting methods, principles or practices by US Gold or any of its Subsidiaries or Entity Joint Ventures materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP; and

  (viii)
  there has not been any material increase in or modification of the compensation payable to or to become payable by US Gold or any of its Subsidiaries to any of their respective directors, officers, employees or consultants or any grant to any such director, officer, employee or consultant of any material increase in severance or termination pay or any material increase or modification of any bonus, pension, insurance or benefit arrangement made to, for or with any of such directors, officers, employees or consultants;

  (r)
  Section 3.1(r) of the US Gold Disclosure Letter lists all material Contracts to which US Gold or any of its Subsidiaries is a party, including those material Contracts that fall within any of the following categories: (i) Contracts not entered into in the ordinary course of business; (ii) royalty, joint venture, partnership and similar agreements; (iii) Contracts containing covenants purporting to limit the freedom of US Gold or its Subsidiaries to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (iv) Contracts which after the Effective Time would have the effect of limiting the freedom of US Gold or its Subsidiaries (other than US Gold and its Subsidiaries prior to the Effective Time) to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (v) Contracts which contain minimum purchase conditions or requirements or other terms that restrict or limit the purchasing relationship of US Gold or its Subsidiaries; (vi) Contracts involving annual revenues or expenditures to the business of US Gold or its Subsidiaries in excess of $500,000; (vii) Contracts containing any rights on the part of any party, including joint venture partners or other entities, to acquire property rights from US Gold or its Subsidiaries; (viii) under which US Gold or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third Person (other than ordinary course endorsements for collection); (ix) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset; and (x) Contracts that require US Gold or its Subsidiaries to provide indemnification to any other Person, other than in the ordinary course of business; all such material Contracts are valid and binding obligations of US Gold or its Subsidiaries and, to the knowledge of US Gold, are valid and binding obligations of each other party thereto and enforceable by US Gold or its Subsidiaries in accordance with their respective terms, subject to equitable principles and the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors; neither US Gold nor, to the knowledge of US Gold, any other party thereto is in material violation of or in material default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a material default under or entitle any party to terminate, accelerate, modify or call a default under, or trigger any pre-emptive rights or rights of first refusal under, any such Contract; to the knowledge of US Gold, US Gold or its Subsidiaries are entitled to all rights and benefits under each material Contract in accordance with the terms thereof; neither US Gold nor any of its Subsidiaries has waived any material rights under a material Contract; neither US Gold nor any of its Subsidiaries has received written notice that any party to a material Contract intends to cancel, terminate or otherwise modify or not renew such material Contract, and to the knowledge of US Gold, no such action has been threatened;

  (s)
  none of US Gold or its Subsidiaries is indebted to any officer, director, employee or agent of, or consultant to, US Gold or its Subsidiaries or, to the knowledge of US Gold, any of their respective affiliates or associates (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses); except as disclosed in Section 3.1(s) of the US Gold Disclosure Letter, there are no loans, Contracts or other transactions between US Gold or its Subsidiaries and any (i) director or officer of US Gold or its Subsidiaries (other than retainer, indemnity and similar agreements); (ii) any holder of record, or, to the knowledge of US Gold, beneficial owner of 5% or more of any class of equity securities of US Gold (other than in such Person's capacity as a director); or (iii) to the knowledge of US Gold, any affiliate or associate of any such director, officer or beneficial owner;

  (t)
  there are no claims, actions, complaints, grievances, suits, proceedings, inquiries or investigations ("Action") existing, pending or, to the knowledge of US Gold, threatened against or which would adversely affect US Gold or any of its Subsidiaries or to which any of their respective properties or assets thereof is subject, at law or equity, that, individually or in the aggregate, if adversely determined, would reasonably be expected to have a Material Adverse Effect on US Gold; neither US Gold nor any of its Subsidiaries, nor any of their respective assets or properties, is subject to any material outstanding judgment, order, writ, injunction or decree;

  (u)
  other than as disclosed in Section 3.1(s) of the US Gold Disclosure Letter, neither US Gold nor any Subsidiary is a party to any employment or consulting Contract with any officer, director, or securityholder of any of them, or any other Person not dealing at arm's length with US Gold;

  (v)
  US Gold is not party to any other Contract that would impede or restrict, in any material respect, the transactions contemplated by this Agreement, including, without limitation, a shareholder rights plan;

  (w)
  Section 3.1(w) of the US Gold Disclosure Letter sets forth a list of all material mining claims (whether patented or unpatented), concessions, leases, licences, permits, surface rights, access rights and other rights and interests to explore for, exploit, develop, mine or produce minerals which US Gold or any of its Subsidiaries or Entity Joint Ventures owns, has an interest in, or has a right or option to acquire, together with all joint venture, earn-in and other Contracts and royalties or other similar rights (the "US Gold Mining Properties"); other than as disclosed in Section 3.1(w) of the US Gold Disclosure Letter:

    (i)
    US Gold and its Subsidiaries and Entity Joint Ventures are the legal and/or beneficial owners of all right, title and interest in the US Gold Mining Properties, free and clear of any material title defects, pursuant to valid, subsisting and enforceable title documents or other recognized and enforceable agreements, permits, licenses, rights or instruments, and none of US Gold or its Subsidiaries is in default in any material respect of any of the provisions of such documents, agreements, permits, licenses, rights and instruments nor has any such default been alleged;

    (ii)
    the US Gold Mining Properties are the only material mining concessions, unpatented claims, leases, licenses, permits or other rights that are required to conduct the material activities of US Gold and its Subsidiaries and Entity Joint Ventures as currently conducted on the properties subject thereto;

    (iii)
    the interests of US Gold and its Subsidiaries and Entity Joint Ventures in the US Gold Mining Properties are held free and clear of all Liens other than Permitted Liens; Section 3.1(w) of the US Gold Disclosure Letter sets out an up-to-date, true description in all material respects of the interests of US Gold and its Subsidiaries and Entity Joint Ventures in each of the US Gold Mining Properties; true and complete copies of any agreement or document pursuant to which US Gold or any of its Subsidiaries or Entity Joint Ventures holds its interest in each of the US Gold Mining Properties have been provided or made available to Minera Andes;

    (iv)
    applying customary standards in the mining industry in the relevant jurisdictions, each of the US Gold Mining Properties has, to the extent such can be recorded or located, been properly recorded, and, to the knowledge of US Gold, located, in compliance with applicable Laws and, where applicable, comprises a valid and subsisting mineral claim;

    (v)
    each US Gold Mining Property is, where applicable, in good standing with the applicable Governmental Entities, except to the extent that not being in good standing would not, individually or in the aggregate, be materially adverse to such US Gold Mining Property;

    (vi)
    any and all Taxes and other payments required to be paid by the date hereof in respect of the US Gold Mining Properties and all rental payments required to be paid by the date hereof in respect of the US Gold Mining Properties have been paid except to the extent that failure to pay such Taxes or make such other payments would not, individually or in the aggregate, be materially adverse to such US Gold Mining Properties;

    (vii)
    any and all filings required to be filed by the date hereof in respect of the US Gold Mining Properties have been filed except to the extent that failure to make such filings would not, individually or in the aggregate, be materially adverse to such US Gold Mining Properties;

    (viii)
    US Gold and its Subsidiaries have, subject to any required approvals by applicable Governmental Entities and the terms of such US Gold Mining Properties, the exclusive right to deal with (A) the US Gold Mining Properties that are wholly-owned, and (B) subject to the applicable co-ownership arrangements as disclosed to Minera Andes, their interests in the US Gold Mining Properties that are not wholly-owned;

    (ix)
    there are no material back-in rights, earn-in rights, rights of first refusal, royalty rights or similar provisions in respect of the US Gold Mining Properties;

    (x)
    neither US Gold nor any of its Subsidiaries has received any notice, whether written or oral from any Governmental Entity or any Person with jurisdiction or applicable authority of any revocation or intention to revoke US Gold's or any of its Subsidiaries' or Entity Joint Ventures' interests in the US Gold Mining Properties;

    (xi)
    US Gold or one of its Subsidiaries or Entity Joint Ventures owns or has the right to use all exploration information, data reports and studies including all geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all technical reports, feasibility studies and other similar reports and studies concerning the US Gold Mining Properties that is in the possession of US Gold or such Subsidiaries or Entity Joint Ventures or that US Gold or its Subsidiaries or Entity Joint Ventures has the right to obtain;

    (xii)
    all work and activities carried out on the US Gold Mining Properties by US Gold or its Subsidiaries or any other Person appointed by either of them have been carried out in all material respects in accordance with good mining and engineering practices and in compliance with all applicable Laws, and neither US Gold nor any of its Subsidiaries has received any notice of any material breach of any such applicable Laws;

    (xiii)
    except for Permitted Liens, nether US Gold's nor any of its Subsidiaries' right, title and interest in and to the US Gold Mining Properties is subject to any adverse claims (including claims of aboriginal or indigenous title) and neither US Gold nor any of its Subsidiaries has received any notice of such actual or potential claims;

  (x)
  US Gold and its Subsidiaries and Entity Joint Ventures have good and sufficient title to their real property interests including fee simple estate of and in real property, leases, easements, rights of way, permits or licenses from landowners or authorities permitting the use of land by US Gold and its Subsidiaries and Entity Joint Ventures necessary to permit the operation of its business as presently owned and conducted, in each case free and clear of any Liens other than Permitted Liens; except for Permitted Liens, US Gold does not have any knowledge of any defects, failures or impairments in the title of US Gold to its assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in the aggregate would have a Material Adverse Effect on US Gold;

  (y)
  US Gold and its Subsidiaries and Entity Joint Ventures have good and valid title to, or a valid and enforceable leasehold interest in, all personal property that is material to the operation of the business of US Gold and its Subsidiaries and Entity Joint Ventures as currently conducted, in each case free and clear of any Liens other than Permitted Liens; the tangible personal property of US Gold and its Subsidiaries and Entity Joint Ventures that is material to the operation of their business as currently conducted is in all material respects in good condition, repair and (where applicable) proper working order, having regard to its use and age;

  (z)
  the most recent estimated, measured, indicated and inferred mineral resources and proven and probable reserves and technical reports disclosed in the US Gold Public Disclosure Record for each material mining property of US Gold have been prepared and disclosed in accordance with accepted mining industry practices and in accordance with the requirements prescribed by National Instrument 43-101—Standards of Disclosure for Mineral Projects and the companion policy thereto (as in effect on the date of publication of the relevant report or information); US Gold has no knowledge that the mineral resources as disclosed in the US Gold Public Disclosure Record are inaccurate in any material respect; there are no outstanding unresolved comments of any Securities Regulatory Authority in respect of the technical disclosure made in the US Gold Public Disclosure Record; to the knowledge of US Gold, there has been no material reduction in the aggregate amount of estimated mineral resources and reserves of US Gold and its Subsidiaries and Entity Joint Ventures, from the amounts last disclosed publicly by US Gold in the US Gold Public Disclosure Record;

  (aa)
  each of US Gold and its Subsidiaries and Entity Joint Ventures holds, and is in material compliance with, all permits, licences, certificates, consents, orders, grants, registrations, authorizations, leases, subleases, claims, concessions, approvals, agreements and franchises of Governmental Entities (collectively, the "US Gold Permits") that US Gold or such Subsidiary or Entity Joint Venture requires, or is required to have, to own or lease its properties and assets, and to carry on its businesses as currently conducted; the US Gold Permits are in full force and effect and there are no proceedings in progress or to the knowledge of US Gold, threatened, nor has US Gold or any of its Subsidiaries or Entity Joint Ventures received any notice from any Governmental Entity regarding any circumstances that have existed or currently exist, that would reasonably be expected to result in the revocation, cancellation, suspension, refusal to issue or renew or any adverse modification of any of the US Gold Permits, or adversely affecting or challenging the rights of possession or otherwise of US Gold under the US Gold Permits;

  (bb)
  no part of the material property or assets of any of US Gold or any Subsidiary or Entity Joint Venture has been taken, condemned or expropriated by any Governmental Entity nor has any notice or proceeding in respect thereof been given or commenced nor, to the knowledge of US Gold, has any such proceeding been threatened by any Governmental Entity;

  (cc)
  each of US Gold and its Subsidiaries maintains (or there is maintained on its behalf) insurance coverage with reputable insurers in such amounts and covering such risks as is generally maintained by comparable businesses. US Gold and its Subsidiaries are in compliance in all material respects with all requirements with respect to their insurance policies, and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. There is no material claim pending under any insurance policies of US Gold or its Subsidiaries as to which coverage has been questioned, denied or disputed. Copies of all material insurance policies have been made available to Minera Andes;

  (dd)
  except as disclosed in Section 3.1(dd) of the US Gold Disclosure Letter, all operations of US Gold and its Subsidiaries and Entity Joint Ventures have been and all operations of US Gold and its Subsidiaries and Entity Joint Ventures are now being conducted, in all material respects, in compliance with all applicable Laws relating to the protection of the environment and employee and public health and safety ("Environmental Laws"), including, without limitation, any Laws respecting the use, storage, treatment, reclamation, transportation or disposition of any pollutant, contaminant, waste of any nature, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law; neither US Gold nor any of its Subsidiaries or Entity Joint Ventures is a party to any Action nor, to the knowledge of US Gold, (i) has any Action been threatened against US Gold or any of its Subsidiaries or Entity Joint Ventures, or (ii) is any Action pending or threatened which would reasonably be expected to adversely affect US Gold or any Subsidiary or Entity Joint Venture or to which any of their respective properties or assets is subject, in any case referred to in clause (i) or (ii) at law or equity, or before or by any Governmental Entity, that, if adversely determined, would reasonably be expected to have a Material Adverse Effect (whether financial or otherwise) on US Gold; none of US Gold or its Subsidiaries or Entity Joint Ventures is subject to any order, judgement or directive with respect to any

    Environmental Law or which relates to environmental, health or safety matters, and which requires any material work, repairs, construction or expenditure or that otherwise, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect (whether financial or otherwise) on US Gold;

  (ee)
  all Tax Returns required by applicable Laws to be filed with or provided to any Taxing Authority by, or on behalf of, US Gold and each of its Subsidiaries and Entity Joint Ventures have been filed when due in accordance with all applicable Laws, and all such Tax Returns were true and complete in all material respects; US Gold and each of its Subsidiaries and Entity Joint Ventures has timely paid all material amounts of Taxes due and payable by US Gold and each of its Subsidiaries and Entity Joint Ventures (except for any amounts being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been taken) including all instalments on account of material amounts of Taxes for the current year that are due and payable by US Gold and each of its Subsidiaries and Entity Joint Ventures whether or not assessed (or reassessed) by the appropriate Taxing Authority; the most recent consolidated financial statements for US Gold and each of its Subsidiaries and Entity Joint Ventures contained in the US Gold Public Disclosure Record reflect an adequate reserve, in accordance with GAAP, for all material amounts of Taxes which are not yet due and payable in respect of periods ending on or prior to the date of such financial statements and US Gold and each of its Subsidiaries and Entity Joint Ventures has made adequate provision in accordance with GAAP in their books and records for any material amounts of Taxes accruing in respect of any period which has ended subsequent to the period covered by such financial statements; no deficiencies for any material amounts of Taxes have been assessed or asserted against US Gold or any of its Subsidiaries or Entity Joint Ventures; there are no Liens for Taxes (other than Taxes not yet due and payable or any amounts being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been taken) upon any of the assets or properties of US Gold or any of its Subsidiaries or Entity Joint Ventures that have not been paid by US Gold or any of its Subsidiaries or Entity Joint Ventures;

  (ff)
  US Gold and each of its Subsidiaries and Entity Joint Ventures has duly and timely deducted, collected or withheld from any amount paid or credited by it to or for the account or benefit of any Person and has duly and timely remitted the same (or is properly holding for such remittance) to the appropriate Taxing Authority all material amounts of Taxes it is required by applicable Law to so deduct or collect and remit;

  (gg)
  there is no dispute or claim, including any audit, investigation, examination or adjustment, by any Taxing Authority, actual, pending or, to the knowledge of US Gold, threatened, against US Gold or any of its Subsidiaries or Entity Joint Ventures with respect to a material amount of Taxes; any deficiency, assessment or reassessment resulting from any completed audit or examination or concluded litigation relating to material amounts of Taxes by any Taxing Authority has been timely paid;

  (hh)
  except for extensions obtained in the ordinary course to file a US Tax Return by June 15th of each year for a corporation that does not owe any US Taxes for the prior year, neither US Gold nor any of its Subsidiaries or Entity Joint Ventures has consented to extend the time, or is the beneficiary of any extension of time, in which any Tax Return is to be filed or Tax is to be paid or remitted or in which any Tax may be assessed or collected by any Taxing Authority;

  (ii)
  to the knowledge of US Gold, no written claim has ever been made by any Taxing Authority in a jurisdiction where US Gold or any of its Subsidiaries or Entity Joint

    Ventures do not file Tax Returns that US Gold or such Subsidiary or Entity Joint Venture is or may be subject to Taxes or is required to file Tax Returns in that jurisdiction;

  (jj)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures has, to any material extent, acquired property or services (or the right to use property or services) from, or disposed of property or provided services (or the right to use property or services) to any Person with whom it does not deal at arm's length within the meaning of Section 482 of the U.S. Tax Code or comparable provisions of any other Tax Laws for an amount that is other than the fair market value of such property or services;

  (kk)
  to the knowledge of US Gold, no circumstances exist or could reasonably be expected to arise before the Effective Date that may result in US Gold or any of its Subsidiaries or Entity Joint Ventures being liable for Taxes of any other Person, including, but not limited to, under Section 1.1502-6 of the U.S. Treasury Regulations promulgated under the U.S. Tax Code (or any similar provision of state, non-U.S. or local Tax Law), as a transferee or successor, by Contract or otherwise;

  (ll)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures has entered into any closing agreement or similar written or otherwise binding election, designation or arrangement with any Taxing Authority or other Governmental Entity with regard to the Tax liability of US Gold or any of its Subsidiaries or Entity Joint Ventures affecting any Tax period for which the applicable statute of limitations, after giving effect to any extension or waiver thereof, has not expired;

  (mm)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures is a party to any Tax indemnification or Tax sharing agreement or similar arrangement (other than indemnification provisions of commercial agreements entered into in the ordinary course of business);

  (nn)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures has been either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1) of the U.S. Tax Code in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the U.S. Tax Code in the two years prior to the date of the Agreement;

  (oo)
  US Gold has not consummated or participated in, and is not currently participating in, any transaction which was or is a "reportable transaction" as defined in Section 6707A(c)(1) of the U.S. Tax Code, applicable U.S. Treasury Regulations or other published guidance from the Internal Revenue Service;

  (pp)
  there is no agreement, judgment, injunction, order or decree binding upon US Gold or its Subsidiaries or Entity Joint Ventures that has, or would reasonably be expected to have, the effect of prohibiting, restricting or impairing in any material respect any business practice of US Gold or its Subsidiaries or Entity Joint Ventures, any acquisition of property by US Gold or its Subsidiaries or Entity Joint Ventures or the conduct of business by any of them as currently conducted (including following the Arrangement);

  (qq)
  the corporate records and minute books of US Gold and its Subsidiaries and Entity Joint Ventures have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all material respects;

  (rr)
  no agent, broker, investment banker, financial adviser or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee from US Gold or any of its Subsidiaries or Entity Joint Ventures in connection with any of the transactions contemplated by this Agreement (other than Raymond James Ltd., as disclosed to Minera Andes);

  (ss)
  US Gold and each of its Subsidiaries and Entity Joint Ventures have complied in all material respects with and are not in material violation of any applicable Laws, injunctions, orders, arbitral awards, judgments or decrees applicable to it, its business or operations or by which any of its properties or assets are bound or affected;

  (tt)
  neither US Gold nor any of its Subsidiaries or Entity Joint Ventures, nor any director, officer, employee, agent or representative of US Gold or any of its Subsidiaries or Entity Joint Ventures, has, directly or indirectly, given, promised, offered or authorized the same, or paid anything of value to any recipient that was, is or would be prohibited under the Corruption of Foreign Public Officials Act (Canada), the Foreign Corrupt Practices Act of the United States, or any applicable anti-corruption or any similar Law in other jurisdictions or any of the rules or regulations promulgated thereunder, and US Gold and its Subsidiaries and Entity Joint Ventures have conducted their business in compliance with all such Laws and all Contracts and arrangements between US Gold, or any of its Subsidiaries or Entity Joint Ventures and any other Person is in compliance with all such Laws;

  (uu)
  as of the date hereof, the US Gold Locked-up Shareholders have entered into the Voting Agreement;

  (vv)
  US Gold has received (i) a formal valuation with respect to the Arrangement dated the date of this Agreement prepared by Raymond James Ltd. in compliance with the requirements of MI 61-101, and (ii) the opinion of Raymond James Ltd. dated the date of this Agreement, to the effect that, as of such date and subject to the assumptions and limitations set out therein, the Exchange Ratio is fair, from a financial point of view, to the US Gold Shareholders; as of the date hereof, the board of directors of US Gold, after consultation with its financial and legal advisors, has determined that the Arrangement is in the best interests of US Gold and is fair to the US Gold Shareholders and accordingly has resolved unanimously to recommend to the US Gold Shareholders that they vote in favour of the US Gold Resolution; as of the date hereof, the board of directors of US Gold has unanimously approved the Arrangement pursuant to the Plan of Arrangement and the execution and performance of this Agreement and the other Transaction Documents to which US Gold is or will be a party;

  (ww)
  except as disclosed in Section 3.1(ww) of the US Gold Disclosure Letter, neither US Gold nor any of its Subsidiaries or Entity Joint Ventures: (i) is a party to any written or oral agreement, arrangement, plan, obligation or understanding providing for severance or termination payments to, or any employment or change of control agreement with, any directors, officers, employees or consultants of US Gold; (ii) is a party to any collective bargaining agreement or subject to any application for certification or, to the knowledge of US Gold, threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement, nor (iii) are there any current or, to the knowledge of US Gold, threatened strikes or lockouts at US Gold or any of its Subsidiaries or Entity Joint Ventures; US Gold and its Subsidiaries and Entity Joint Ventures have been and are now in compliance, in all material respects, with all applicable Laws with respect to employment and labour and there are no current or, to the knowledge of US Gold, threatened Actions by or before any Governmental Entity with respect to employment or termination of employment of employees or independent contractors, except for any such Action that if adversely determined would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on US Gold;

  (xx)
  Section 3.1(xx) of the US Gold Disclosure Letter contains a list of all material Employee Plans of US Gold and its Subsidiaries and Entity Joint Ventures; true, current and complete copies of the following have been made available to Minera Andes with respect to each Employee Plan (where applicable): (i) the Employee Plan document, as currently in effect, (ii) copies of all material correspondence during the last three years with any Governmental Entity relating to such Employee Plan, (iii) the most recently prepared actuarial report or financial statement relating to such Employee Plan, (iv) the most recent summary plan description (and any summary of material modification related thereto) and/or employee booklet for each Employee Plan distributed to participants in such Employee Plan or to employees, and (v) all trust agreements, funding agreements or insurance Contracts relating to such Employee Plan; except as would not have a Material Adverse Effect on US Gold, (i) all of the Employee Plans of US Gold and its Subsidiaries and Entity Joint Ventures are and have been established, registered (where required), administered, operated and funded in accordance with all applicable Laws, and in accordance with their terms and the terms of agreements between US Gold and/or any of its Subsidiaries and/or Entity Joint Ventures, as the case may be, and their respective employees and former employees who are members of, or beneficiaries under, the Employee Plans, and (ii) to the knowledge of US Gold, no Employee Plan is subject to any pending or threatened investigation, examination, audit, litigation or other proceeding, action or claim initiated by any Governmental Entity, or by any other Person (other than routine claims for benefits); except as disclosed in Section 3.1(xx) of the US Gold Disclosure Letter, no Person will, as a result of US Gold completing the transactions contemplated by this Agreement (either alone or upon the occurrence of any subsequent termination of employment), become entitled to (i) any retirement, severance, bonus or other similar payment or benefit (or any increase therein); (ii) the forgiveness or postponement of payment of any indebtedness owing by such Person to US Gold or any of its Subsidiaries or Entity Joint Ventures, or (iii) receive any additional payments, compensation or benefits, or funding of any compensation or benefits, under or in respect of any employee benefits;

  (yy)
  the auditors of US Gold are independent public accountants as required by applicable Law and there are not now, and there has not been since January 1, 2008, any reportable event (as defined in National Instrument 51-102—Continuous Disclosure Obligations or under any substantially equivalent U.S. requirement) with the present or any former auditors of US Gold;

  (zz)
  the Exchangeable Shares to be issued in connection with the Arrangement have been duly authorized and will be validly issued by Exchangeco and fully paid and non-assessable. The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares shall be substantially as set out in Exhibit 1 of the Plan of Arrangement;

  (aaa)
  the Special Voting Share to be issued in connection with the Arrangement has been duly authorized and will be validly issued by US Gold and fully paid and non-assessable. The rights, privileges, restrictions and conditions attaching to the Special Voting Share shall be substantially as set out in Exhibit 1 of the Plan of Arrangement;

  (bbb)
  the US Gold Shares to be issued by US Gold upon exercise from time to time of the Minera Andes Options or that will be delivered upon exchange from time to time of Exchangeable Shares have been duly authorized and will, in all cases, be validly issued by US Gold, fully paid and non-assessable;

  (ccc)
  US Gold has adopted a code of ethics and has promptly disclosed any change in or waiver of US Gold's code of ethics with respect to any Persons as required by applicable Law. To the knowledge of US Gold, there have been no material violations of provisions of US Gold's code of ethics since May 30, 2009;

  (ddd)
  the Exchangeable Shares and the US Gold Shares to be issued upon the exchange of the Exchangeable Shares to be issued under the Arrangement will be freely tradeable without any requirement for further registration under Applicable Canadian Securities Laws and the 1933 Act, subject to grant of the Final Order and, with respect only to the US Gold Shares to be issued upon the exchange of the Exchangeable Shares, the effectiveness of the Registration Statement; provided that former Minera Andes securityholders who become affiliates of US Gold shall be subject to restrictions with respect to such US Gold Shares in accordance with applicable Law; and

  (eee)
  US Gold is not registered, and is not required to be registered, as an "investment company" under the US Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.

3.2   Representations and Warranties of Minera Andes

        Except as disclosed in the Minera Andes Public Disclosure Record (but excluding disclosures, other than specifically identified matters, in the "Risk Factors" or "Forward Looking Statements" sections thereof or any other disclosure included in such Minera Andes Public Disclosure Record that is cautionary, predictive or forward-looking in nature (it being understood and agreed that any disclosure in the Minera Andes Public Disclosure Record shall be deemed disclosed with respect to any Section of this Article 3 solely to the extent that it is reasonably apparent from a reading of such disclosure that it is applicable to such Section) and provided that the representations and warranties in Sections 3.2(a) to 3.2(k), 3.2(n), 3.2(u), 3.2(ss), 3.2(tt), 3.2(ww), and 3.2(yy) shall not be qualified by the Minera Andes Public Disclosure Record), Minera Andes represents and warrants to and in favour of US Gold and Exchangeco as follows, and acknowledges that US Gold and Exchangeco are each relying upon such representations and warranties:

  (a)
  Minera Andes and each of its Subsidiaries and Entity Joint Ventures has been duly incorporated or organized, and is a valid and subsisting corporation, limited liability company or other entity, under the Laws of its jurisdiction of incorporation or organization, and has been duly qualified as an extra-provincial or foreign corporation, limited liability company or other entity for the transaction of business and is in good standing under the Laws of each other jurisdiction in which the character of the properties owned or leased or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Material Adverse Effect on Minera Andes; Minera Andes and each of its Subsidiaries and Entity Joint Ventures has all requisite corporate or other entity power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate its properties and assets; the copies of the Organizational Documents of Minera Andes and each of its Subsidiaries and Entity Joint Ventures that have been delivered or made available to US Gold are in all material respects complete and correct copies thereof, each as amended; neither Minera Andes nor any of its Subsidiaries or, to the knowledge of Minera Andes, Entity Joint Ventures is in violation of any of their respective Organizational Documents;

  (b)
  Minera Andes has requisite corporate power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof; subject to the requisite approval of consummation of the Arrangement Resolution by Minera Andes Shareholders as provided in this Agreement, Minera Andes has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to observe and perform the provisions of this Agreement and the other Transaction Documents to which it is a party in accordance with the provisions hereof and thereof; this Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Effective Time, duly authorized, executed and delivered by Minera Andes and constitutes, or will constitute in the case of the other Transaction Documents to which it is a party, a valid and legally binding obligation of Minera Andes enforceable against Minera Andes in accordance with the terms hereof and thereof, subject to equitable principles and the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors;

  (c)
  the authorized share capital of Minera Andes consists of an unlimited number of common shares and an unlimited number of preferred shares; as of the date hereof, 282,948,854 common shares and no preferred shares are issued and outstanding; as of the date hereof, there are 4,237,000 Minera Andes Shares issuable under currently outstanding Minera Andes Options; except for the Minera Andes Options, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by Minera Andes of any securities of Minera Andes (including Minera Andes Shares) or any Subsidiary of Minera Andes, or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of Minera Andes (including Minera Andes Shares) or any Subsidiary of Minera Andes; all outstanding Minera Andes Shares have been duly authorized and validly issued, are fully paid and non-assessable; all Minera Andes Shares issuable upon the exercise of the Minera Andes Options in accordance with their terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable, and are not and will not be subject to, or issued in violation of, any pre-emptive rights; all securities of Minera Andes (including the Minera Andes Shares and the Minera Andes Options) have been issued in compliance with all applicable Laws; other than the Minera Andes Shares and the Minera Andes Options, there are no securities of Minera Andes or of any of its Subsidiaries outstanding or outstanding bonds, debentures or other evidences of indebtedness of Minera Andes or any of its Subsidiaries which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the Minera Andes Shareholders on any matter; except as contemplated by this Agreement and the Plan of Arrangement, there are no outstanding contractual or other obligations of Minera Andes or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of Minera Andes or any of its Subsidiaries. Minera Andes is the owner of a 49% interest in Minera Santa Cruz S.A.; other than as set forth in the Organizational Documents of Minera Santa Cruz S.A., there are no options, warrants, conversion privileges or other rights, agreements, arrangements, understandings or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the sale or transfer by Minera Andes of its ownership interest in Minera Santa Cruz S.A.; to the knowledge of Minera Andes, except as set forth in the Organizational Documents of Minera Santa Cruz S.A., there are no outstanding rights of any third Person to acquire a material equity interest in Minera Santa Cruz S.A.;

  (d)
  Section 3.2(d) of the Minera Andes Disclosure Letter sets forth a complete and accurate list of all Subsidiaries owned, directly or indirectly, by Minera Andes, each of which is wholly-owned except as otherwise noted in Section 3.2(d) of the Minera Andes Disclosure

    Letter; all of the issued and outstanding shares of capital stock and other ownership interests in the Subsidiaries of Minera Andes are duly authorized, validly issued, fully paid and, where the concept is applicable, non-assessable, and other than as disclosed in Section 3.2(d) of the Minera Andes Disclosure Letter, all such shares and other ownership interests held directly or indirectly by Minera Andes are legally and beneficially owned free and clear of all Liens, and there are no outstanding options, warrants, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to purchase or acquire, or securities convertible into or exchangeable for, any such shares of capital stock or other ownership interests in or material assets or properties of any of the Subsidiaries of Minera Andes; there are no Contracts, commitments, agreements, understandings, arrangements or restrictions which require any Subsidiaries of Minera Andes to issue, sell or deliver any shares in its share capital or other ownership interests, or any securities or obligations convertible into or exchangeable for, any shares of its share capital or other ownership interests;

  (e)
  Section 3.2(e) of the Minera Andes Disclosure Letter sets forth a complete and accurate list of all Entity Joint Ventures entered into by Minera Andes and its Subsidiaries, directly or indirectly, and their respective interest therein; other than as disclosed in Section 3.2(e) of the Minera Andes Disclosure Letter, Minera Andes and its Subsidiaries' interest in each such Entity Joint Venture is held free and clear of all Liens;

  (f)
  the Minera Andes Shares are listed and posted for trading on the TSX and are quoted on FINRA Over the Counter Bulletin Board; Minera Andes is in compliance with the rules and policies of the TSX and the FINRA Over the Counter Bulletin Board; Minera Andes is not subject to regulation by any other stock exchange or quotation system;

  (g)
  Minera Andes is a "foreign issuer" and a "reporting issuer" within the meaning of Regulation S under the 1933 Act; Minera Andes is a reporting issuer within the meaning of applicable securities Laws in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland and Labrador and not on the list of reporting issuers in default maintained by any of the Securities Regulatory Authorities, and is not in default, in any material respect, of any requirements of applicable securities Laws;

  (h)
  except as set forth in Section 3.2(h) of the Minera Andes Disclosure Letter, none of the execution and delivery of this Agreement or the other Transaction Documents, the compliance by Minera Andes with the provisions of this Agreement or the other Transaction Documents and the consummation by Minera Andes of the transactions contemplated by this Agreement or the other Transaction Documents do or will: (i) require the consent, approval, or authorization, order or agreement of, notice to, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, including without limitation pursuant to the Competition Act (Canada), the Investment Canada Act (Canada) and the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, except such as have been obtained or made; or (ii) conflict with, result in any breach or violation of or default (with or without notice or lapse of time or both) under any of the provisions of, or give rise to any third Person right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right of first refusal, right to purchase or sale, or result in the imposition of any additional obligation under, or the creation of any Lien upon any of the assets or properties of Minera Andes or any of its Subsidiaries under; (A) any Minera Andes Permit or any material Contract to which Minera Andes or any Subsidiary of Minera Andes is a party or to which any of their properties or assets may be subject, (B) the Organizational Documents of Minera Andes or any Subsidiary of Minera Andes,

    or (C) any Law applicable to Minera Andes or any Subsidiary of Minera Andes or any of their respective properties or assets; or (iii) result in any payment (including severance, retention, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Minera Andes or any of its Subsidiaries or result in any increase or acceleration of contributions, liabilities or benefits, or acceleration of vesting with respect to any benefit of any director or employee of Minera Andes or any of its Subsidiaries; or (iv) breach or conflict with the Organizational Documents with respect to an Entity Joint Venture of Minera Andes;

  (i)
  Minera Andes has filed or furnished, on a timely basis, all required reports, schedules, registration statements, financial statements, forms, registrations, certifications and other documents together with any amendments required to be made with respect thereto with the SEC, the Securities Regulatory Authorities and the TSX since December 31, 2008 (together with the exhibits and other information incorporated therein, the "Minera Andes Securities Documents") with the TSX and the Securities Regulatory Authorities and paid all fees and assessments due and payable in connection therewith; as of their respective dates of filing (or, if amended or superseded by a filing prior to the date hereof, as of the date of such filing, provided that for the purposes of Section 5.2(a), any document filed or furnished after the date of this Agreement and before the Effective Date may amend or supersede a filing made after the date of this Agreement), the Minera Andes Securities Documents complied in all material respects with the requirements of applicable securities Laws and none of the Minera Andes Securities Documents contained any Misrepresentation; Minera Andes has not filed any confidential material change reports which continue to be confidential;

  (j)
  Minera Andes has provided or made available to US Gold copies of all comment letters received by Minera Andes from the Securities Regulatory Authorities and the TSX since December 31, 2008 relating to the Minera Andes Securities Documents, together with all written responses of Minera Andes thereto; there are no outstanding or unresolved comments in any such comment letters received by Minera Andes from the Securities Regulatory Authorities or the TSX; to the knowledge of Minera Andes, none of the Minera Andes Securities Documents is the subject of any ongoing review by the Securities Regulatory Authorities or the TSX;

  (k)
  no order delisting or preventing, ceasing or suspending trading in any securities of Minera Andes or prohibiting the issue and sale of securities by Minera Andes has been issued and, to the knowledge of Minera Andes, no Action for such purpose of any Securities Regulatory Authority (including, for purposes of this paragraph, the SEC and any similar authority in the United States) or the TSX is in effect or ongoing;

  (l)
  the audited consolidated financial statements of Minera Andes and its Subsidiaries for the years ended December 31 of each of 2008, 2009 and 2010, together with the auditors' report thereon and the notes thereto (the "Minera Andes Audited Financials") have been prepared in accordance with Canadian GAAP applied on a basis consistent with prior periods (except as disclosed therein), and the interim unaudited consolidated financial statements of Minera Andes and its Subsidiaries for the six months ended June 30, 2011 (together with the Minera Andes Audited Financials, the "Minera Andes Financial Statements") have been prepared in accordance with IFRS (except as disclosed therein), and the Minera Andes Financial Statements fairly present in all material respects the consolidated financial position of Minera Andes and its consolidated Subsidiaries and the consolidated results of operations, changes in shareholders' equity and cash flows of such companies as of the dates and for the periods shown (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount);

  (m)
  Minera Andes has designed and implemented a system of internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with Canadian GAAP or IFRS, as applicable, and includes policies and procedures that (i) relate to the maintenance of records that accurately and fairly reflect the material transactions, acquisitions and dispositions of the property and assets of Minera Andes and each of its Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with Canadian GAAP or IFRS, as applicable, and that receipts and expenditures of Minera Andes and its Subsidiaries are made only in accordance with authorizations of management and directors of Minera Andes and its Subsidiaries, and (iii) provide reasonable assurance regarding prevention or timely detection of any unauthorized acquisition, use or disposition of the material property or assets of Minera Andes or any of its Subsidiaries; as of the date of this Agreement, to the knowledge of Minera Andes (A) there are no significant deficiencies in the design or operation of, or material weaknesses in, the internal controls over financial reporting of Minera Andes that would reasonably be expected to materially adversely affect the ability of Minera Andes to record, process, summarize and report financial information, and (B) there is and has been no fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of Minera Andes; neither Minera Andes nor any of its Subsidiaries, nor any of their respective representatives, has, since December 31, 2008, received any (x) complaint, allegation, assertion or claim in writing from any source regarding accounting, internal accounting controls or auditing matters or (y) expression of concern from employees of Minera Andes or any of its Subsidiaries regarding questionable accounting or auditing matters;

  (n)
  as of August 31, 2011, Minera Andes had current assets of not less than $18.0 million, consisting of cash and cash equivalents and short-term securities;

  (o)
  neither Minera Andes nor any of its Subsidiaries or Entity Joint Ventures has any material obligations or liabilities of any nature (mature or unmatured, fixed or contingent, on or off-balance sheet), other than:

  (i)
  those set forth or adequately provided for in the balance sheet and related notes included in Minera Andes' audited consolidated financial statements for the year ended December 31, 2010 and interim unaudited consolidated financial statements for the six months ended June 30, 2011;

  (ii)
  liabilities incurred since June 30, 2011 in the ordinary course of business;

  (iii)
  those incurred in connection with the execution of this Agreement; and

  (iv)
  with respect to any Entity Joint Venture of Minera Andes, liabilities that to the knowledge of Minera Andes would not constitute a Material Adverse Effect on Minera Andes.

  (p)
  since June 30, 2011, except as contemplated by this Agreement:

  (i)
  each of Minera Andes and each Subsidiary of Minera Andes, and, to the knowledge of Minera Andes (without due inquiry), each Entity Joint Venture of Minera Andes has conducted its business only in the ordinary and regular course of business in all material respects;

  (ii)
  there has not occurred a Material Adverse Effect in respect of Minera Andes;

    (iii)
    the business and property of Minera Andes and its Subsidiaries and its Entity Joint Ventures conform in all material respects to the description thereof disclosed in the Minera Andes Public Disclosure Record and there has not been any acquisition or sale by Minera Andes or any of its Subsidiaries of any material property or assets; to the knowledge of Minera Andes, there has not been since January 1, 2011 any sale or other disposition by Minera Santa Cruz S.A. of any of its material mining properties;

    (iv)
    other than in the ordinary and regular course of business consistent with past practice, there has not been any incurrence, assumption or guarantee by Minera Andes or any of its Subsidiaries of any debt for borrowed money, any creation or assumption by Minera Andes or any of its Subsidiaries of any Lien (other than Permitted Liens) or any making by Minera Andes or any of its Subsidiaries of any loan, advance or capital contribution to or investment in any other Person;

    (v)
    there has been no dividend or distribution of any kind declared, paid or made by Minera Andes on any Minera Andes Shares;

    (vi)
    Minera Andes has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding Minera Andes Shares, or any issuance or the authorization of any issuance of any other securities in exchange or in substitution for Minera Andes Shares;

    (vii)
    there has not been any change in accounting methods, principles or practices by Minera Andes or any of its Subsidiaries materially affecting its assets, liabilities or business, except insofar as may have been required by a change in Canadian GAAP or IFRS; and

    (viii)
    there has not been any material increase in or modification of the compensation payable to or to become payable by Minera Andes or any of its Subsidiaries to any of their respective directors, officers, employees or consultants or any grant to any such director, officer, employee or consultant of any material increase in severance or termination pay or any material increase or modification of any bonus, pension, insurance or benefit arrangement made to, for or with any of such directors, officers, employees or consultants;

  (q)
  Section 3.2(q) of the Minera Andes Disclosure Letter lists all material Contracts to which Minera Andes or any of its Subsidiaries is a party, including those material Contracts that fall within any of the following categories: (i) Contracts not entered into in the ordinary course of business; (ii) royalty, joint venture, partnership and similar agreements; (iii) Contracts containing covenants purporting to limit the freedom of Minera Andes or its Subsidiaries to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (iv) Contracts which after the Effective Time would have the effect of limiting the freedom of US Gold or its Subsidiaries (other than Minera Andes and its Subsidiaries prior to the Effective Time) to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (v) Contracts which contain minimum purchase conditions or requirements or other terms that restrict or limit the purchasing relationship of Minera Andes or its Subsidiaries; (vi) Contracts involving annual revenues or expenditures to the business of Minera Andes or its Subsidiaries in excess of $500,000; (vii) Contracts containing any rights on the part of any party, including joint venture partners or other entities, to acquire property rights from Minera Andes or its Subsidiaries; (viii) under which Minera Andes or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of a third Person (other than ordinary course endorsements for collection); (ix) relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset; and (x) Contracts that require Minera Andes or its Subsidiaries to provide indemnification to any other Person, other than in the ordinary course of business; all such material Contracts are valid and binding obligations of Minera Andes or its Subsidiaries and, to the knowledge of Minera Andes, are valid and binding obligations of each other party thereto and enforceable by Minera Andes or its Subsidiaries in accordance with their respective terms, subject to equitable principles and the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors; neither Minera Andes nor, to the knowledge of Minera Andes, any other party thereto is in material violation of or in material default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a material default under or entitle any party to terminate, accelerate, modify or call a default under, or trigger any pre-emptive rights or rights of first refusal under, any such Contract; to the knowledge of Minera Andes, Minera Andes or its Subsidiaries are entitled to all rights and benefits under each material Contract in accordance with the terms thereof; neither Minera Andes nor any of its Subsidiaries has waived any material rights under a material Contract; neither Minera Andes nor any of its Subsidiaries has received written notice that any party to a material Contract intends to cancel, terminate or otherwise modify or not renew such material Contract, and to the knowledge of Minera Andes, no such action has been threatened;

  (r)
  none of Minera Andes or its Subsidiaries is indebted to any officer, director, employee or agent of, or consultant to, Minera Andes or its Subsidiaries or, to the knowledge of Minera Andes, any of their respective affiliates or associates (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses); except as disclosed in Section 3.2(r) of the Minera Andes Disclosure Letter, there are no loans, Contracts or other transactions between Minera Andes or its Subsidiaries and any (i) director or officer of Minera Andes or its Subsidiaries (other than retainer, indemnity and similar agreements); (ii) any holder of record, or, to the knowledge of Minera Andes, beneficial owner of 5% or more of any class of equity securities of Minera Andes (other than in such person's capacity as a director); or (iii) to the knowledge of Minera Andes, any affiliate or associate of any such director, officer or beneficial owner;

  (s)
  there are no Actions existing, pending or, to the knowledge of Minera Andes, threatened against or which would adversely affect Minera Andes, any of its Subsidiaries or to which any of their respective properties or assets thereof is subject, or to the knowledge of Minera Andes, to which its Entity Joint Ventures are subject, at law or equity, that, individually or in the aggregate, if adversely determined, would reasonably be expected to have a Material Adverse Effect on Minera Andes; neither Minera Andes nor any of its Subsidiaries nor to the knowledge of Minera Andes, with respect to its Entity Joint Ventures, nor any of their respective assets or properties, is subject to any material outstanding judgment, order, writ, injunction or decree;

  (t)
  other than as disclosed in Section 3.2(r) of the Minera Andes Disclosure Letter, neither Minera Andes nor any Subsidiary is a party to any employment or consulting Contract with any officer, director, or securityholder of any of them, or any other Person not dealing at arm's length with Minera Andes;

  (u)
  Minera Andes is not party to any other Contract that would impede or restrict, in any material respect, the transactions contemplated by this Agreement, including, without limitation, a shareholder rights plan;

  (v)
  Section 3.2(v) of the Minera Andes Disclosure Letter sets forth a list of all material mining claims (whether patented or unpatented), concessions, leases, licences, permits, surface rights, access rights and other rights and interests to explore for, exploit, develop, mine or produce minerals which Minera Andes or any of its Subsidiaries or Entity Joint Ventures owns, has an interest in, or has a right or option to acquire, together with all joint venture, earn-in and other Contracts and royalties or other similar rights (the "Minera Andes Mining Properties"); other than as disclosed in Section 3.2(v) of the Minera Andes Disclosure Letter:

  (i)
  Minera Andes and its Subsidiaries and Entity Joint Ventures are the legal and/or beneficial owners of all right, title and interest in the Minera Andes Mining Properties, free and clear of any material title defects, pursuant to valid, subsisting and enforceable title documents or other recognized and enforceable agreements, permits, licenses, rights or instruments, and none of Minera Andes or its Subsidiaries or Entity Joint Ventures is in default in any material respect of any of the provisions of such documents, agreements, permits, licenses, rights and instruments nor has any such default been alleged;

  (ii)
  the Minera Andes Mining Properties are the only material mining concessions, unpatented claims, leases, licenses, permits or other rights that are required to conduct the material activities of Minera Andes and its Subsidiaries and Entity Joint Ventures as currently conducted on the properties subject thereto;

  (iii)
  the interests of Minera Andes and its Subsidiaries and Entity Joint Ventures in the Minera Andes Mining Properties are held free and clear of all Liens other than Permitted Liens; Section 3.2(v) of the Minera Andes Disclosure Letter sets out an up to date, true description in all material respects of the interests of Minera Andes and its Subsidiaries and Entity Joint Ventures in each of the Minera Andes Mining Properties; true and complete copies of any agreement or document pursuant to which Minera Andes or any of its Subsidiaries or Entity Joint Ventures holds its interest in each of the Minera Andes Mining Properties have been provided or made available to US Gold;

  (iv)
  applying customary standards in the mining industry in the relevant jurisdictions, each of the Minera Andes Mining Properties has, to the extent such can be recorded or located, been properly recorded, and, to the knowledge of Minera Andes, located, in compliance with applicable Laws and, where applicable, comprises a valid and subsisting mineral claim;

  (v)
  each Minera Andes Mining Property is, where applicable, in good standing with the applicable Governmental Entities, except to the extent that not being in good standing would not, individually or in the aggregate, be materially adverse to such Minera Andes Mining Property;

  (vi)
  any and all Taxes and other payments required to be paid by the date hereof in respect of the Minera Andes Mining Properties and all rental payments required to be paid by the date hereof in respect of the Minera Andes Mining Properties have been paid except to the extent that failure to pay such Taxes or make such other payments would not, individually or in the aggregate, be materially adverse to such Minera Andes Mining Properties;

  (vii)
  any and all filings required to be filed by the date hereof in respect of the Minera Andes Mining Properties have been filed except to the extent that failure to make such filings would not, individually or in the aggregate, be materially adverse to such Minera Andes Mining Properties;

    (viii)
    Minera Andes and its Subsidiaries have, subject to any required approvals by applicable Governmental Entities and the terms of such Minera Mining Properties, the exclusive right to deal with (A) the Minera Andes Mining Properties that are wholly-owned, and (B) subject to the applicable co-ownership arrangements as disclosed to US Gold, their interests in the Minera Andes Mining Properties that are not wholly-owned;

    (ix)
    there are no material back-in rights, earn-in rights, rights of first refusal, royalty rights or similar provisions in respect of the Minera Andes Mining Properties;

    (x)
    neither Minera Andes nor any of its Subsidiaries has received any notice, whether written or oral from any Governmental Entity or any Person with jurisdiction or applicable authority of any revocation or intention to revoke Minera Andes' or any of its Subsidiaries' or Entity Joint Ventures' interests in the Minera Andes Mining Properties;

    (xi)
    Minera Andes or one of its Subsidiaries or Entity Joint Ventures owns or has the right to use all exploration information, data reports and studies including all geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all technical reports, feasibility studies and other similar reports and studies concerning the Minera Andes Mining Properties that is in the possession of Minera Andes or such Subsidiaries or Entity Joint Ventures or that Minera Andes or its Subsidiaries or Entity Joint Ventures has the right to obtain;

    (xii)
    all work and activities carried out on the Minera Andes Mining Properties by Minera Andes or its Subsidiaries or Entity Joint Ventures or any other Person appointed by either of them have been carried out in all material respects in accordance with good mining and engineering practices and in compliance with all applicable Laws, and neither Minera Andes nor any of its Subsidiaries or Entity Joint Ventures has received any notice of any material breach of any such applicable Laws; and

    (xiii)
    except for Permitted Liens, nether Minera Andes's nor any of its Subsidiaries' or Entity Joint Ventures' right, title and interest in and to the Minera Andes Mining Properties is subject to any adverse claims (including claims of aboriginal or indigenous title) and neither Minera Andes nor any of its Subsidiaries or Entity Joint Ventures has received any notice of such actual or potential claims;

    provided that the representations and warranties in clauses (vi), (vii), (viii), (x), (xi), (xii) and (xiii) above are in respect of the Minera Andes Entity Joint Ventures made solely on the basis of the knowledge of Minera Andes.

  (w)
  Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have good and sufficient title to their real property interests including fee simple estate of and in real property, leases, easements, rights of way, permits or licenses from landowners or authorities permitting the use of land by Minera Andes and its Subsidiaries and Entity Joint Ventures necessary to permit the operation of its business as presently owned and conducted, in each case free and clear of any Liens other than Permitted Liens; except for Permitted Liens, Minera Andes does not have any knowledge of any defects, failures or impairments in the title of Minera Andes to its assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in the aggregate would have a Material Adverse Effect on Minera Andes;

  (x)
  Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have good and valid title to, or a valid and enforceable leasehold interest in, all personal property that is material to the operation of the business of Minera Andes and its Subsidiaries and Entity Joint Ventures as currently conducted, in each case free and clear of any Liens other than Permitted Liens; the tangible personal property of Minera Andes and its Subsidiaries that is material to the operation of their business as currently conducted is in all material respects in good condition, repair and (where applicable) proper working order, having regard to its use and age;

  (y)
  the most recent estimated, measured, indicated and inferred mineral resources and proven and probable reserves and technical reports disclosed in the Minera Andes Public Disclosure Record for each material mining property of Minera Andes have been prepared and disclosed in accordance with accepted mining industry practices and in accordance with the requirements prescribed by National Instrument 43-101—Standards of Disclosure for Mineral Projects and the companion policy thereto (as in effect on the date of publication of the relevant report or information); Minera Andes has no knowledge that the mineral resources as disclosed in the Minera Andes Public Disclosure Record are inaccurate in any material respect; there are no outstanding unresolved comments of any Securities Regulatory Authority in respect of the technical disclosure made in the Minera Andes Public Disclosure Record; to the knowledge of Minera Andes, there has been no material reduction in the aggregate amount of estimated mineral resources and reserves of Minera Andes and its Subsidiaries and Entity Joint Ventures, from the amounts last disclosed publicly by Minera Andes in the Minera Andes Public Disclosure Record;

  (z)
  each of Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures holds, and is in material compliance with, all permits, licences, certificates, consents, orders, grants, registrations, authorizations, leases, subleases, claims, concessions, approvals, agreements and franchises of Governmental Entities (collectively, the "Minera Andes Permits") that Minera Andes or such Subsidiary or Entity Joint Venture requires, or is required to have, to own or lease its properties and assets, and to carry on its businesses as currently conducted; the Minera Andes Permits are in full force and effect and there are no proceedings in progress or to the knowledge of Minera Andes, threatened, nor has Minera Andes or any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures received any notice from any Governmental Entity regarding any circumstances that have existed or currently exist, that would reasonably be expected to result in the revocation, cancellation, suspension, refusal to issue or renew any adverse modification of any of the Minera Andes Permits, or adversely affecting or challenging the rights of possession or otherwise of Minera Andes under the Minera Andes Permits;

  (aa)
  no part of the material property or assets of any of Minera Andes or any Subsidiary or, to the knowledge of Minera Andes, its Entity Joint Venture has been taken, condemned or expropriated by any Governmental Entity nor has any notice or proceeding in respect thereof been given or commenced nor, to the knowledge of Minera Andes, has any such proceeding been threatened by any Governmental Entity;

  (bb)
  each of Minera Andes and its Subsidiaries maintains (or there is maintained on its behalf) insurance coverage with reputable insurers in such amounts and covering such risks as is generally maintained by comparable businesses. Minera Andes and its Subsidiaries are in compliance in all material respects with all requirements with respect to their insurance policies, and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. There is no material claim pending under any insurance policies of Minera Andes or its Subsidiaries as to which coverage has been questioned, denied or disputed. Copies of all material insurance policies have been made available to US Gold;

  (cc)
  all operations of Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have been and all operations of Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures are now being conducted, in all material respects, in compliance with all applicable Environmental Laws, including, without limitation, any Laws respecting the use, storage, treatment, reclamation, transportation or disposition of any pollutant, contaminant, waste of any nature, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law; neither Minera Andes nor any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures is a party to any Action nor, to the knowledge of Minera Andes, (i) has any Action been threatened against Minera Andes or any of its Subsidiaries or Entity Joint Ventures, or (ii) is any Action pending or threatened which would reasonably be expected to adversely affect Minera Andes or any Subsidiary or Entity Joint Venture or to which any of their respective properties or assets is subject, in any case referred to in clause (i) or (ii) at law or equity, or before or by any Governmental Entity, that, if adversely determined, would reasonably be expected to have a Material Adverse Effect (whether financial or otherwise) on Minera Andes; none of Minera Andes or its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures is subject to any order, judgement or directive with respect to any Environmental Law or which relates to environmental, health or safety matters, and which requires any material work, repairs, construction or expenditure or that otherwise, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect (whether financial or otherwise) on Minera Andes;

  (dd)
  all Tax Returns required by applicable Laws to be filed with or provided to any Taxing Authority by, or on behalf of, Minera Andes and each of its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have been filed when due in accordance with all applicable Laws, and all such Tax Returns were true and complete in all material respects; Minera Andes and each of its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures has timely paid all material amounts of Taxes due and payable by Minera Andes and each of its Subsidiaries and Entity Joint Ventures (except for any amounts being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been taken) including all instalments on account of material amounts of Taxes for the current year that are due and payable by Minera Andes and each of its Subsidiaries and Entity Joint Ventures whether or not assessed (or reassessed) by the appropriate Taxing Authority; the most recent consolidated financial statements for Minera Andes and each of its Subsidiaries contained in the Minera Andes Public Disclosure Record reflect an adequate reserve, in accordance with IFRS, for all material amounts of Taxes which are not yet due and payable in respect of periods ending on or prior to the date of such financial statements and Minera Andes and each of its Subsidiaries has made adequate provision in accordance with IFRS in their books and records for any material amounts of Taxes accruing in respect of any period which has ended subsequent to the period covered by such financial statements; no deficiencies for any material amounts of Taxes have been assessed or asserted against Minera Andes or any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures; there are no Liens for Taxes (other than Taxes not yet due and payable or any amounts being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been taken) upon any of the assets or properties of Minera Andes or any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures that have not been paid by Minera Andes or any of its Subsidiaries or Entity Joint Ventures;

  (ee)
  Minera Andes and each of its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures has duly and timely deducted, collected or withheld from any amount paid or credited by it to or for the account or benefit of any Person and has duly and timely remitted the same (or is properly holding for such remittance) to the appropriate Taxing Authority all material amounts of Taxes it is required by applicable Law to so deduct or collect and remit;

  (ff)
  there is no dispute or claim, including any audit, investigation, examination or adjustment, by any Taxing Authority, actual, pending or, to the knowledge of Minera Andes, threatened, against Minera Andes or any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures with respect to a material amount of Taxes; any deficiency, assessment or reassessment resulting from any completed audit or examination or concluded litigation relating to material amounts of Taxes by any Taxing Authority has been timely paid;

  (gg)
  except for extensions obtained in the ordinary course to file a US Tax Return by June 15th of each year for a corporation that does not owe any US Taxes for the prior year, neither Minera Andes nor any of its Subsidiaries has consented to extend the time, or is the beneficiary of any extension of time, in which any Tax Return is to be filed or Tax is to be paid or remitted or in which any Tax may be assessed or collected by any Taxing Authority;

  (hh)
  to the knowledge of Minera Andes, no written claim has ever been made by any Taxing Authority in a jurisdiction where Minera Andes or any of its Subsidiaries do not file Tax Returns that Minera Andes or such Subsidiary is or may be subject to Taxes or is required to file Tax Returns in that jurisdiction;

  (ii)
  neither Minera Andes nor any of its Subsidiaries has, to any material extent, acquired property or services (or the right to use property or services) from, or disposed of property or provided services (or the right to use property or services) to any Person with whom it does not deal at arm's length within the meaning of the Tax Act or comparable provisions of any other Tax Laws for an amount that is other than the fair market value of such property or services;

  (jj)
  to the knowledge of Minera Andes, no circumstances exist or could reasonably be expected to arise before the Effective Date that may result in Minera Andes or any of its Subsidiaries being subject to the application of section 160 of the Tax Act or comparable provisions of any other Laws;

  (kk)
  none of sections 78 or 80 to 80.04 of the Tax Act or comparable provisions of any other Tax Laws has applied to any of Minera Andes or its Subsidiaries, and, to the knowledge of Minera Andes, there are no circumstances existing which could reasonably be expected to result in the application of sections 78 or 80 to 80.04 of the Tax Act or comparable provisions of any other Tax Laws to Minera Andes or its Subsidiaries;

  (ll)
  neither Minera Andes nor any of its Subsidiaries has entered into any closing agreement or similar written or otherwise binding election, designation or arrangement with any Taxing Authority or other Governmental Entity with regard to the Tax liability of Minera Andes or any of its Subsidiaries affecting any Tax period for which the applicable statute of limitations, after giving effect to any extension or waiver thereof, has not expired;

  (mm)
  neither Minera Andes nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing agreement or similar arrangement (other than indemnification provisions of commercial agreements entered into in the ordinary course of business);

  (nn)
  there is no agreement, judgment, injunction, order or decree binding upon Minera Andes or its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures that has, or would reasonably be expected to have, the effect of prohibiting, restricting or impairing in any material respect any business practice of Minera Andes or its Subsidiaries or Entity Joint Ventures, any acquisition of property by Minera Andes or its Subsidiaries or Entity Joint Ventures or the conduct of business by any of them as currently conducted (including following the Arrangement);

  (oo)
  the corporate records and minute books of Minera Andes and its Subsidiaries have been maintained in accordance with all applicable statutory requirements and are complete and accurate in all material respects;

  (pp)
  no agent, broker, investment banker, financial adviser or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee from Minera Andes or any of its Subsidiaries in connection with any of the transactions contemplated by this Agreement (other than RBC Dominion Securities Inc., as disclosed to US Gold);

  (qq)
  Minera Andes and each of its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have complied in all material respects with and are not in material violation of any applicable Laws, injunctions, orders, arbitral awards, judgments or decrees applicable to it, its business or operations or by which any of its properties or assets are bound or affected;

  (rr)
  neither Minera Andes nor any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures, nor any director, officer, employee, agent or representative of Minera Andes or any of its Subsidiaries or Entity Joint Ventures, has, directly or indirectly, given, promised, offered or authorized the same, or paid anything of value to any recipient that was, is or would be prohibited under the Corruption of Foreign Public Officials Act (Canada), the Foreign Corrupt Practices Act of the United States, or any applicable anti-corruption or any similar Law in other jurisdictions or any of the rules or regulations promulgated thereunder, and Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have conducted their business in compliance with all such Laws and all Contracts and arrangements between Minera Andes, or any of its Subsidiaries or Entity Joint Ventures and any other Person is in compliance with all such Laws;

  (ss)
  as of the date hereof, the Minera Andes Locked-up Shareholders have entered into the Voting Agreement;

  (tt)
  Minera Andes has received (i) a formal valuation with respect to the Arrangement dated the date of this Agreement prepared by RBC Dominion Securities Inc. in compliance with the requirements of MI 61-101, and (ii) the opinion of RBC Dominion Securities Inc. dated the date of this Agreement, to the effect that, as of such date and subject to the assumptions and limitations set out therein, the Exchange Ratio is fair, from a financial point of view, to the Minera Andes Shareholders (other than Mr. Robert McEwen); as of the date hereof, the board of directors of Minera Andes, after consultation with its financial and legal advisors, has determined that the Arrangement is in the best interests of Minera Andes and is fair to the Minera Andes Shareholders and accordingly has resolved unanimously to recommend to the Minera Andes Shareholders that they vote in favour of the Arrangement Resolution; as of the date hereof, the board of directors of Minera Andes has unanimously approved the Arrangement pursuant to the Plan of Arrangement and the execution and performance of this Agreement and the other Transaction Documents to which Minera Andes is or will be a party;

  (uu)
  neither Minera Andes nor any of its Subsidiaries is a party to any written or oral agreement, arrangement, plan, obligation or understanding providing for severance or termination payments to, or any employment or change of control agreement with, any directors, officers, employees or consultants of Minera Andes; neither Minera Andes nor any of its Subsidiaries is a party to any collective bargaining agreement or subject to any application for certification or, to the knowledge of Minera Andes, threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement; there are no current or, to the knowledge of Minera Andes, threatened strikes or lockouts at Minera Andes or any of its Subsidiaries or, to the knowledge of Minera Andes, its Entity Joint Ventures; Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures have been and are now in compliance, in all material respects, with all applicable Laws with respect to employment and labour and there are no current or, to the knowledge of Minera Andes, threatened Actions by or before any Governmental Entity with respect to employment or termination of employment of employees or independent contractors, except for any such Action that if adversely determined would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Minera Andes;

  (vv)
  Section 3.2(vv) of the Minera Andes Disclosure Letter contains a list of all material Employee Plans of Minera Andes and its Subsidiaries; true, current and complete copies of the following have been made available to US Gold with respect to each Employee Plan (where applicable): (i) the Employee Plan document, as currently in effect, (ii) copies of all material correspondence during the last three years with any Governmental Entity relating to such Employee Plan, (iii) the most recently prepared actuarial report or financial statement relating to such Employee Plan, (iv) the most recent summary plan description (and any summary of material modification related thereto) and/or employee booklet for each Employee Plan distributed to participants in such Employee Plan or to employees, and (v) all trust agreements, funding agreements or insurance Contracts relating to such Employee Plan; except as would not have a Material Adverse Effect on Minera Andes, (i) all of the Employee Plans of Minera Andes and its Subsidiaries and, to the knowledge of Minera Andes, its Entity Joint Ventures are and have been established, registered (where required), administered, operated and funded in accordance with all applicable Laws, and in accordance with their terms and the terms of agreements between Minera Andes and/or any of its Subsidiaries and/or Entity Joint Ventures, as the case may be, and their respective employees and former employees who are members of, or beneficiaries under, the Employee Plans, and (ii) to the knowledge of Minera Andes, no Employee Plan is subject to any pending or threatened investigation, examination, audit, litigation or other proceeding, action or claim initiated by any Governmental Entity, or by any other Person (other than routine claims for benefits); no Person will, as a result of Minera Andes completing the transactions contemplated by this Agreement (either alone or upon the occurrence of any subsequent termination of employment), become entitled to (i) any retirement, severance, bonus or other similar payment or benefit (or any increase therein); (ii) the forgiveness or postponement of payment of any indebtedness owing by such Person to Minera Andes or any of its Subsidiaries, or (iii) receive any additional payments, compensation or benefits, or funding of any compensation or benefits, under or in respect of any employee benefits, except in any of the cases described above as may be agreed by the Parties after the date hereof;

  (ww)
  the auditors of Minera Andes are independent public accountants as required by applicable Law and there are not now, and there has not been since January 1, 2008, any reportable event (as defined in National Instrument 51-102—Continuous Disclosure Obligations) with the present or any former auditors of Minera Andes;

  (xx)
  Minera Andes has adopted a code of ethics and has promptly disclosed any change in or waiver of Minera Andes's code of ethics with respect to any Persons as required by applicable Law. To the knowledge of Minera Andes, there have been no material violations of provisions of Minera Andes's code of ethics since May 30, 2009; and

  (yy)
  Minera Andes is not registered, and is not required to be registered, as an "investment company" under the US Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder.

Article 4
COVENANTS

4.1   Covenants of US Gold and Exchangeco

        Each of US Gold and Exchangeco agrees that, unless this Agreement is terminated in accordance with Article 6, in each case except (i) with the written consent of Minera Andes to any deviation therefrom or (ii) as expressly contemplated by this Agreement, it will:

  (a)
  make or give any necessary application or notice to the TSX and the NYSE for approval of the Arrangement, for approval for listing and posting for trading on the TSX and the NYSE the US Gold Shares issuable upon the exchange of the Exchangeable Shares to be issued pursuant to the Arrangement or upon exercise of Minera Andes Options, and for the listing and posting for trading of such shares as of the Effective Time, and for approval for listing and posting for trading on the TSX the Exchangeable Shares, and for the listing and posting for trading of such shares as of the Effective Time;

  (b)
  carry out the terms of the Final Order as are required under the terms thereof to be carried out by US Gold or Exchangeco; and

  (c)
  make joint elections with Eligible Holders in respect of the dispositions of their Minera Andes Shares pursuant to Section 85 of the Tax Act (and any similar provision of any provincial tax legislation) in accordance with the procedures and within the time limits set out in the Plan of Arrangement; Exchangeco and US Gold further agree that the agreed amount under such joint elections shall be determined by each Eligible Holder in its sole discretion within the limits set out in the Tax Act.

4.2   Covenants of Minera Andes

        Minera Andes agrees that, unless this Agreement is terminated in accordance with Article 6, in each case except (i) with the written consent of US Gold to any deviation therefrom or (ii) as expressly contemplated by this Agreement, it will:

  (a)
  make or give any necessary application or notice to the TSX for approval of the Arrangement and to delist the Minera Andes Shares following the completion of the Arrangement;

  (b)
  make or give any necessary or desirable application or notice to Securities Regulatory Authorities to cause Minera Andes to cease to be a reporting issuer following the completion of the Arrangement; and

  (c)
  carry out the terms of the Final Order as are required under the terms thereof to be carried out by Minera Andes.

4.3   Mutual Covenants

        Each of US Gold and Minera Andes agrees that, with respect to it and each of its Subsidiaries, until the earlier of the Effective Date or the termination of this Agreement in accordance with

Article 6, in each case except (i) with the written consent of the other Party to any deviation therefrom or (ii) as expressly contemplated by this Agreement, it will:

  (a)
  carry on its business in the usual and ordinary course consistent with past practices and in a manner consistent with industry practice and in compliance, in all material respects, with all applicable Laws, including, without limitation, maintaining all necessary licences and permits;

  (b)
  use commercially reasonable efforts to preserve intact its present business organization, goodwill and material rights and franchises, to keep available the services of its current officers and employees and to preserve its relationships with suppliers and others having business dealings with it;

  (c)
  not declare or pay any dividends on, or make other distributions or return capital in respect of, any of its capital stock or any other equity interests, other than by a wholly-owned Subsidiary to US Gold or Minera Andes or another wholly-owned Subsidiary thereof, as applicable;

  (d)
  not issue, sell, pledge, reserve, set aside, dispose of or encumber, repurchase, redeem or otherwise acquire, any shares of its capital stock or other ownership interests or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock or other ownership interests, except pursuant to: (i) the exchangeable shares of US Gold Canadian Acquisition Corporation issued and outstanding on the date hereof; (ii) fully vested options granted by Nevada Pacific Gold outstanding on the date hereof; and (iii) fully vested US Gold Options and Minera Andes Options outstanding on the date hereof;

  (e)
  except as specifically provided under this Agreement, whether through its Board of Directors or otherwise, not accelerate the vesting of any unvested stock options or accelerate the release of, or the expiry date of any hold period relating to, as applicable, any US Gold Shares or Minera Andes Shares, or otherwise amend, vary or modify the terms of any stock option, except for extension of expiry dates for stock options that expire during a blackout period provided that the time period of such extension shall not exceed the length of time between the start of such blackout period and the original expiry date;

  (f)
  not amend or propose to amend its articles or by-laws;

  (g)
  enter into, or materially modify or terminate, any swap or hedging agreement, including, without limitation, any rate swap agreement, forward rate agreement, commodity swap, commodity option, interest rate option, forward foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option and any other similar agreement;

  (h)
  not make any changes to the existing accounting practices, methods and principles relating to such Party except as required by Law or by IFRS or GAAP as advised by such Party's regular independent accountants, as the case may be;

  (i)
  not incur any material indebtedness for borrowed money or material purchase money indebtedness or assume, guarantee, endorse or enter into an indemnity or similar arrangement with respect to any indebtedness, nor act or fail to act in any manner that would reasonably be expected to accelerate any obligation in respect of material indebtedness;

  (j)
  not enter into any material operating lease, except in the ordinary course of business (which for purposes of this paragraph (j) includes commencing mining operations at US Gold's Magistral mine), or create any Lien other than Permitted Liens on its property or assets;

  (k)
  not sell, pledge, hypothecate, lease, license, assign, encumber or otherwise dispose of, or agree to sell, pledge, hypothecate, lease, license, assign, encumber or otherwise dispose of, any of its material assets, rights, interests, options or properties or any of its securities or capital stock or other ownership interests of its Subsidiaries or Entity Joint Ventures, indebtedness of others held by it or its Subsidiaries or any rights held by it or its Subsidiaries to operate material assets or properties;

  (l)
  not acquire (by merger, amalgamation, consolidation or acquisition of shares or assets or otherwise), directly or indirectly, any assets, securities, properties, interests, business, corporation, partnership or other business organization or division thereof, or make any investment either by the purchase of securities, contribution of capital, property transfer, or purchase of any other property or assets of any other Person in excess of $2,000,000 other than pursuant to a Contract in existence on the date hereof, provided that this clause shall not restrict the acquisition of any assets necessary for the continuation of any current or proposed mining operations of such Party or its Subsidiaries;

  (m)
  not settle or compromise any litigation other than settlements or compromises of litigation where the amount paid does not exceed $200,000;

  (n)
  not expend or commit to expend any amounts with respect to capital expenditures in excess of $2,000,000 individually or $3,500,000 in the aggregate except for commitments under existing Contracts, and, in the case of US Gold, up to $15,000,000 in the aggregate for capital expenditures on the Magistral mine;

  (o)
  not, other than in the ordinary course of business consistent with past practice, (i) increase the compensation or benefits (in any form, including any benefit or amount payable under any employee benefit plan or any other Contract, agreement, commitment, arrangement, plan or policy providing for compensation or benefits), or otherwise extend, expand or enhance the engagement, employment or any related rights, of any former, present or future director, officer, employee or consultant, (ii) accelerate the payment or vesting of any such benefits, or (iii) adopt, establish, enter into, implement or take any action with respect to any employee benefit plan, policy, or employment, severance, change of control or termination agreement providing for any form of benefits or other compensation to any former, present or future director, officer, employee or consultant or amend any employee benefit plan, policy or employment, severance or termination agreement;

  (p)
  not make any loan to any present or future officer, employee, consultant or director;

  (q)
  not enter into any agreement or arrangement that limits or otherwise restricts in any material respect, or that would, after the Effective Time, limit or restrict in any material respect, it from competing in any manner in any line of business in any geographic area;

  (r)
  not enter into any agreement that has the effect of creating a joint venture, partnership, or similar relationship with respect to any US Gold Mining Property or Minera Andes Mining Property, as applicable;

  (s)
  not take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material US Gold Permits or Minera Andes Permits, or fail to prosecute with commercially reasonable efforts any pending applications to any Governmental Entity for such permits;

  (t)
  and as required by applicable Laws, not enter into, terminate, fail to renew, or waive any material provision of, exercise any material option or relinquish any material contractual rights under, or modify in any material respect, any material Contract, other than in the ordinary course of business consistent with past practices;

  (u)
  except in the case of wholly-owned Subsidiaries, not split, combine, consolidate or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock;

  (v)
  use commercially reasonable efforts to cause its current insurance (or re-insurance) policies, including directors' and officers' insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductibles and providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

  (w)
  promptly advise the other Party in writing of:

  (i)
  any event, condition or circumstance that might be reasonably expected to cause any representation or warranty of such Party contained in this Agreement to be untrue or inaccurate as if made on the Effective Date (or, in the case of any representation or warranty made as of a specified date, as of such specified date);

  (ii)
  any Material Adverse Effect on such Party or any change, effect, event or occurrence which would be reasonably expected to have a Material Adverse Effect on such Party; and

  (iii)
  any material breach by such Party of any obligation, covenant or agreement contained in this Agreement;

  (x)
  upon reasonable notice, afford to the duly authorized representatives of the other Party, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, Contracts, records and officers and, during such period, each Party shall (and shall cause each of its Subsidiaries to) make available to the other Party such information concerning its business, properties and personnel as the other Party may reasonably request; provided, neither Party shall have any obligation in response to a request by the other Party to provide access to or otherwise disclose to such other Party any information or documents subject to attorney-client privilege; provided, further, that no Party shall have any obligation in response to a request by the other to provide access to or otherwise disclose to the other any information or documents relating to any proposed acquisition or disposition of any Person, business operation or material assets (or other proposed material transactions) that would violate a confidentiality obligation to a third party. The Parties will hold any information that is nonpublic in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement, which Confidentiality Agreement will remain in full force and effect. No such investigation by one Party shall affect the representations and warranties of the other Party;

  (y)
  and will cause all of its Subsidiaries to: (i) duly and on a timely basis file all Tax Returns required to be filed on or after the date hereof and all such Tax Returns will be true, complete and correct in all material respects, and, in any event, such Party shall consult with the other before filing or causing to be filed any material Tax Return, including that of any of its Subsidiaries; (ii) timely pay all Taxes shown on such Tax Returns (except for any amounts being contested in good faith by appropriate proceedings and in respect of which appropriate reserves have been taken); (iii) except as required by relevant Tax Law, not make or rescind any express or deemed election relating to Taxes, or file any amended Tax Returns where the result of such action is inconsistent with past practice; (iv) not make a request for a Tax ruling or enter into an agreement with any Taxing Authority related to the payment or postponement of Tax or any filing requirement except as otherwise permitted by this Agreement; (v) not enter into any Tax sharing, Tax allocation or Tax indemnification agreement; (vi) not agree to any extension or waiver of the limitation period relating to any Tax claim or assessment or reassessment; (vii) not settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes; (viii) not change any of its methods of reporting income, deductions or accounting for Tax purposes; and (ix) properly reserve (and reflect such reserves in its books and records and financial statements) in accordance with GAAP or IFRS, as applicable, for all Taxes accruing in respect of such Party and its Subsidiaries which are not due or payable prior to the Effective Date;

  (z)
  use its commercially reasonable efforts to cooperate with the other Parties hereto in connection with each such Party's performance of all obligations required to be performed by such Party under this Agreement and do all such other commercially reasonable acts and things as may be reasonably necessary or reasonably desirable in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and the other transactions contemplated by this Agreement and, without limiting the generality of the foregoing, each of US Gold and Minera Andes will:

  (i)
  use commercially reasonable efforts to satisfy or cause to be satisfied as soon as reasonably practicable all of the conditions precedent applicable to it that are in Article 5;

  (ii)
  use commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on such Party or such Party's Subsidiaries with respect to the transactions contemplated hereby;

  (iii)
  use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings to which it is a party, challenging or threatening to affect this Agreement or the consummation of the transactions contemplated hereby;

  (iv)
  use commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of such Party to consummate the transactions contemplated hereby;

  (v)
  take, and cause its Subsidiaries to take, all commercially reasonable actions necessary to give effect to the transactions contemplated by this Agreement and the Arrangement;

  (vi)
  use all commercially reasonable efforts to obtain all consents, exemptions, approvals, assignments, waivers and amendments as may be required or considered necessary or desirable to permit the consummation of the transactions contemplated hereby and the performance of the Parties' obligations hereunder; and

  (vii)
  not agree to, or make any commitment to, take, or authorize, any of the actions prohibited by this Section 4.3, or permit any of its Subsidiaries to take any action prohibited by this Section 4.3.

4.4   Control of Each Party's Businesses

        Nothing contained in this Agreement shall give a Party, directly or indirectly, the right to control or direct the operations of the other Party or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

4.5   Board Matters

  (a)
  Prior to the Effective Time, the current Minera Andes board of directors shall be entitled to recommend to the Nominating and Corporate Governance Committee of the board of directors of US Gold (the "Nominating Committee") nominees to fill, effective immediately following the Effective Time, any vacancies on the board of directors of US Gold, whether such vacancies are the result of the resignation of any member of the board of directors of US Gold prior to the Effective Time or an increase in the size of the board of directors of US Gold, such that such nominees, appointed or elected, would constitute at least 50% of the directors of the US Gold board of directors immediately following the Effective Time; provided, that (i) any such nominee, if elected, shall serve until the next annual meeting of stockholders of US Gold and until their respective successors are elected and qualified, or until the death, resignation or removal of such Person; (ii) to the extent required, such nominee shall be "independent" in accordance with applicable Law and the rules and regulations of the NYSE, as determined by the Nominating Committee; and (iii) no such nominee shall have any right to serve on, nor shall the current Minera Andes board of directors have any right to nominate any Persons to serve on, any committee of the board of directors of US Gold. In the event that the Nominating Committee determines, in its sole discretion, that any Person nominated by the current Minera Andes board of directors pursuant to the foregoing should not be recommended for election or appointment to the board of directors of US Gold, then the current Minera Andes board of directors shall be entitled to recommend to the Nominating Committee such other nominees that are acceptable to the Nominating Committee of the board of directors of US Gold, acting reasonably.

  (b)
  Subject to obtaining the mutual release provided for in Section 4.5(e) and confirmation that insurance coverage is maintained as contemplated by Section 4.5(c), Minera Andes shall use commercially reasonable efforts to assist in effecting the resignations of each member of the Minera Andes board of directors, and causing them to be replaced by persons nominated by US Gold effective as at the Effective Time.

  (c)
  From and after the Effective Time, US Gold agrees that for the period from the Effective Time until six years after the Effective Time, US Gold will cause Minera Andes or any successor to Minera Andes to maintain Minera Andes' current directors' and officers' liability insurance policy, or a reasonably equivalent policy subject in either case to terms and conditions no less advantageous to the directors and officers of Minera Andes than those contained in the policy in effect on the date hereof, for all present and former directors and officers of Minera Andes and its Subsidiaries covering claims made prior to or within six years of the Effective Time, provided, however, that US Gold will not be required, in order to maintain or cause to be maintained such directors' and officers' liability insurance policy, to pay an annual premium in excess of 300% of the annual premium for the existing policy; and provided further that, if equivalent coverage cannot be obtained or can only be obtained by paying an annual premium in excess of 300% of the annual premium for the existing policy, US Gold shall only be required to obtain or cause to be obtained as much coverage as can be obtained by paying an annual premium equal to 300% of the annual premium for the existing policy. Alternatively, prior to the Effective Time, US Gold or Minera Andes may purchase as an extension to Minera Andes's current directors' and officers' liability insurance policies, pre-paid non-cancellable run-off insurance providing for the period from the Effective Time until six years after the Effective Time such coverage for such Persons on terms comparable to those contained in Minera Andes's current directors' and officers' liability insurance policies, provided that the premium will not exceed 300% of the premium currently charged to Minera Andes for directors' and officers' liability insurance, and in such event neither US Gold nor or

    Minera Andes or any Minera Andes' Subsidiaries will have any further obligation under this Section 4.5(c).

  (d)
  From and after the Effective Time, Minera Andes (or its successor) shall indemnify and hold harmless, to the fullest extent permitted under applicable Law (and also to advance expenses as incurred to the fullest extent permitted under applicable Law), each present and former director and officer of Minera Andes and its Subsidiaries (each, an "Indemnified Person") against any costs or expenses (including reasonable legal fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, inquiry, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Person's service as a director or officer of Minera Andes and/or any of its Subsidiaries or services performed by such persons at the request of Minera Andes and/or any of its Subsidiaries at or prior to or following the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including the approval of this Agreement, the completion of the Arrangement or any of the other transactions contemplated by this Agreement or arising out of or related to this Agreement and the transactions contemplated hereby. US Gold unconditionally guarantees the obligations of Minera Andes pursuant to this Section 4.5(d) and agrees to assume Minera Andes' obligations should Minera Andes cease to exist.

  (e)
  US Gold and Minera Andes will enter into a mutual release with each director and/or officer of Minera Andes and its Subsidiaries prior to but effective as of the Effective Time in a form mutually acceptable to US Gold and such director and/or officer, each acting reasonably; provided, that for the avoidance of doubt, the Parties hereto acknowledge and agree that if a director and/or officer fails to enter into such a mutual release, then US Gold shall not be deemed to have breached this Section 4.5(e) with respect to such director and/or officer, and such failure shall not give rise to the failure of any condition to the obligation of Minera Andes to effect the Arrangement to be satisfied or otherwise fulfilled.

4.6   Option Plans

        Each Party agrees to take all necessary action to ensure that following the Effective Time all Minera Andes Options shall be converted for options to purchase US Gold Shares upon the terms and conditions set forth in the Plan of Arrangement and US Gold shall take commercially reasonable efforts to obtain any regulatory and stock exchange approvals that are necessary for such purpose and to ensure that the US Gold Shares received on the exercise of such options will be listed on the TSX and the NYSE and will be freely tradable in the United States and Canada.

4.7   Section 16 Matters

        Prior to the Effective Time, US Gold and Minera Andes shall take all such steps as may be required to cause any acquisitions of US Gold Shares (including derivative securities with respect to US Gold Shares) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act to be exempt under Rule 16b-3 promulgated under the 1934 Act.

4.8   Pre-Acquisition Reorganizations

        Upon the request of US Gold or Minera Andes (as applicable, the "Requesting Party"), subject to applicable Laws, the other party (the "Reorganizing Party") shall effect only such reorganizations of the business, operations and assets of itself and its Subsidiaries or such other transactions as the Requesting Party may request, acting reasonably (each a "Pre-Acquisition Reorganization"), and co-operate with the Requesting Party and its advisors in order to determine the nature of any

Pre-Acquisition Reorganization that might be undertaken and the manner in which it might most effectively be undertaken; provided, however, that any Pre-Acquisition Reorganization: (i) will not require the Reorganizing Party to obtain the prior approval of its shareholders in respect of such Pre-Acquisition Reorganization other than at the Minera Andes Meeting or the US Gold Meeting as the case may be; (ii) will not impede or materially delay the completion of the Arrangement; (iii) will not result in the withdrawal or material modification of the valuation or fairness opinion of the Reorganizing Party's financial adviser; (iv) must either be completed immediately prior to or contemporaneously with the Effective Time, or be such that it can be reversed or unwound without adversely affecting the Reorganizing Party, its Subsidiaries, or its securityholders; and (v) will not result in Taxes being imposed on, or any adverse Tax or other consequences to, any securityholder of the Reorganizing Party incrementally greater than the Taxes or other consequences to such Person in connection with the consummation of the Arrangement in the absence of the Pre-Acquisition Reorganization. The Requesting Party shall provide written notice to the Reorganizing Party of any proposed Pre-Acquisition Reorganization at least twenty Business Days prior to the Effective Time. Upon receipt of such notice, the Requesting Party and the Reorganizing Party shall work co-operatively and use commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do all such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization at least two Business Days prior to the Effective Time, or such later time as may be agreed to by the Requesting Party and the Reorganizing Party. In addition:

  (a)
  the Requesting Party shall (A) reimburse the Reorganizing Party for all reasonable and documented direct or indirect costs or losses, Taxes and liabilities incurred in accordance with this Section 4.8 (including actual out-of-pocket costs and expenses for filing fees and external counsel and any costs of unwinding a Pre-Acquisition Reorganization) and (B) indemnify the Reorganizing Party for any adverse consequences from any Pre-Acquisition Reorganization;

  (b)
  any Pre-Acquisition Reorganization or required cooperation of the Reorganizing Party in structuring, planning and implementing any Pre-Acquisition Reorganization shall not unreasonably interfere in material operations prior to the Effective Time of the Reorganizing Party or its Subsidiaries;

  (c)
  unless the Parties otherwise agree, the Reorganizing Party shall not be required to effect any Pre-Acquisition Reorganization that requires any pre-approval from any Governmental Entity or other Person; and

  (d)
  the Reorganizing Party shall not be required to effect any Pre-Acquisition Reorganization that would cause the Reorganizing Party or any Subsidiary of the Reorganizing Party to contravene any applicable Laws or any material Contract.

        The Requesting Party acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Reorganizing Party hereunder has been breached; the Requesting Party and the Reorganizing Party shall work cooperatively and use reasonable commercial efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization.

Article 5
CONDITIONS PRECEDENT

5.1   Mutual Conditions Precedent

        The respective obligations of US Gold and Minera Andes to complete the transactions contemplated by this Agreement shall be subject to the fulfillment or satisfaction, on or before the

Effective Date, of each of the following conditions, any of which may be waived by the mutual written consent of US Gold and Minera Andes without prejudice to their right to rely on any other condition:

  (a)
  the Interim Order shall have been granted consistent with the Agreement and shall not have been set aside or modified in a manner unacceptable to US Gold or Minera Andes, acting reasonably, on appeal or otherwise;

  (b)
  the US Gold Resolution shall have been approved by the requisite number of votes cast by the US Gold Shareholders at the US Gold Meeting in accordance with any applicable Law, including MI 61-101 and the rules of the TSX and the NYSE with respect to the issuance of Exchangeable Shares and US Gold Shares;

  (c)
  the Arrangement Resolution shall have been approved by the requisite number of votes cast by the Minera Andes Shareholders at the Minera Andes Meeting in accordance with the provisions of the Interim Order and any applicable Law, including MI 61-101;

  (d)
  the Final Order shall have been granted in form and substance satisfactory to US Gold and Minera Andes acting reasonably and shall not have been set aside or modified in a manner unacceptable to such Parties acting reasonably, on appeal or otherwise;

  (e)
  the Articles of Arrangement and all necessary related documents, in form and substance satisfactory to US Gold and Minera Andes acting reasonably, shall have been accepted for filing together with the Final Order in accordance with section 193 of the ABCA;

  (f)
  no order, decree or judgement shall have been issued, no Law shall have been enacted and there shall have been no action taken under applicable Law, in any such case that makes illegal or otherwise restrains, enjoins or prohibits the Arrangement or any other transactions contemplated herein;

  (g)
  the TSX and the NYSE shall have approved the listing and posting for trading of the US Gold Shares issuable on exchange of the Exchangeable Shares to be issued pursuant to the Arrangement and the exercise of the Minera Andes Options for US Gold Shares, and the TSX shall have approved the listing and posting for trading of the Exchangeable Shares to be issued pursuant to the Arrangement, subject only to the filing of required documents which cannot be filed prior to the Effective Date, such that such US Gold Shares will be listed and posted for trading on the TSX and NYSE and the Exchangeable Shares will be listed and posted for trading on the TSX, in each case within three Business Days after the Effective Date;

  (h)
  no material proceeding by a Governmental Entity shall be pending: (i) seeking to prohibit or limit in any material respect US Gold's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Minera Andes or any of its material Subsidiaries or Entity Joint Ventures; (ii) which would materially and adversely affect the right of Minera Andes and its Subsidiaries and Entity Joint Ventures, taken as a whole, to own their material assets or operate their business; or (iii) seeking to compel US Gold or Minera Andes or any of their respective Subsidiaries to dispose of or hold separate any material assets as a result of the Arrangement or the other transactions contemplated by this Agreement;

  (i)
  the Registration Statement shall have been cleared to go effective by the SEC under the 1933 Act ; and

  (j)
  this Agreement shall not have been terminated in accordance with its terms.

5.2   Additional Conditions to Obligations of US Gold

        In addition to the conditions contained in Section 5.1, the obligations of US Gold to complete the transactions contemplated by this Agreement are subject to the fulfillment or satisfaction, on or before the Effective Date, of each of the following conditions:

  (a)
  all representations and warranties of Minera Andes contained in this Agreement shall be true and correct in all respects as of the Effective Date as though then made (except for such representations and warranties made only as of a specified date, which shall be true and correct as of the specified date), except for inaccuracies of representations or warranties which, individually or in the aggregate, do not constitute and would not reasonably be expected to result in a Material Adverse Effect with respect to Minera Andes (it being understood that for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" or other materiality qualifiers contained in such representations and warranties shall be disregarded); and each of the covenants of Minera Andes to be performed or complied with on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed or complied with in all material respects, and US Gold shall have received a certificate dated the Effective Date signed by a senior officer of Minera Andes to that effect;

  (b)
  since the date of this Agreement, there shall not have occurred any Material Adverse Effect in respect of Minera Andes, and US Gold shall have received a certificate dated the Effective Date signed by a senior officer of Minera Andes to that effect;

  (c)
  Minera Andes shall have furnished US Gold with a certificate of its secretary, dated as of the Effective Date, certifying that attached thereto are accurate and complete (i) certified copies of the current articles of incorporation and by-laws of Minera Andes, (ii) incumbency certificates of the officers of Minera Andes who are signatories to this Agreement and the other Transaction Documents, (iii) certified copies of the Arrangement Resolution and certified copies of the resolutions duly passed by Minera Andes' Board of Directors approving this Agreement and the consummation of the transactions contemplated hereby that are in full force and effect without modification or amendment, and (iv) a certificate of status as of a recent date by the Alberta Registrar of Corporations certifying that Minera Andes is a valid and subsisting corporation; and

  (d)
  Dissent Rights shall not have been exercised with respect to more than 5% of the Minera Andes Shares in connection with the Arrangement.

The conditions in this Section 5.2 are for the exclusive benefit of US Gold and may be asserted by US Gold regardless of the circumstances or may be waived in writing by US Gold in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which US Gold may have.

5.3   Additional Conditions to Obligations of Minera Andes

        In addition to the conditions contained in Section 5.1, the obligations of Minera Andes to complete the transactions contemplated by this Agreement are subject to the fulfillment or satisfaction, on or before the Effective Date, of the following conditions:

  (a)
  all representations and warranties of US Gold contained in this Agreement shall be true and correct in all respects as of the Effective Date as though then made (except for such representations and warranties made only as of a specified date, which shall be true and correct as of the specified date), except for inaccuracies of representations or warranties which, individually or in the aggregate, do not constitute and would not reasonably be expected to result in a Material Adverse Effect with respect to US Gold (it being understood that for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" or other materiality qualifiers contained in such representations and warranties shall be disregarded), and each of the covenants of US Gold to be performed or complied with on or before the Effective Date pursuant to the terms of this Agreement shall have been duly performed or complied with in all material respects, and Minera Andes shall have received a certificate dated the Effective Date signed by a senior officer of US Gold to that effect;

  (b)
  since the date of this Agreement, there shall not have occurred any Material Adverse Effect in respect of US Gold, and Minera Andes shall have received a certificate dated the Effective Date signed by a senior officer of US Gold to that effect; and

  (c)
  US Gold shall have furnished Minera Andes with a certificate of its secretary, dated as of the Effective Date, certifying that attached thereto are accurate and complete (i) certified copies of the current constating documents and bylaws of US Gold, (ii) incumbency certificates of the officers of US Gold who are signatories to this Agreement and the other Transaction Documents, (iii) certified copies of the US Gold Resolution and certified copies of the resolutions duly passed by US Gold's Board of Directors approving this Agreement and the consummation of the transactions contemplated hereby that are in full force and effect without modification or amendment, and (iv) a certificate of good standing as of a recent date issued by the Secretary of State for the State of Colorado certifying that US Gold is a valid and subsisting corporation.

The conditions in this Section 5.3 are for the exclusive benefit of Minera Andes and may be asserted by Minera Andes regardless of the circumstances or may be waived in writing by Minera Andes in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Minera Andes may have.

5.4   Satisfaction of Conditions

        The conditions set out in this Article 5 will conclusively be deemed to have been satisfied, waived or released when, with the agreement of the Parties, Articles of Arrangement are filed under the ABCA to give effect to the Arrangement.

Article 6
AMENDMENT AND TERMINATION

6.1   Amendments

        Subject to any restrictions set out in the Interim Order, this Agreement may be amended by the Parties in writing, by action taken or authorized by their respective Boards of Directors, at any time before or after the Meetings, but, after the Meetings, no amendment shall be made which by Law requires further approval by shareholders without such further approval. Any such amendment made after the Minera Andes Meeting shall be subject to review and, if appropriate, further direction of the Court.

6.2   Termination

        This Agreement may be terminated prior to the Effective Time in each of the following circumstances:

  (a)
  by the mutual written agreement of US Gold and Minera Andes;

  (b)
  by either US Gold or Minera Andes if the Arrangement shall not have become effective on or before the Outside Date, except that the right to terminate this Agreement under this

    Section 6.2(b) shall not be available to any Party whose breach of any of its representations and warranties, covenants or agreements under this Agreement or any of the Transaction Documents has been the cause of, or resulted in, the failure of the Arrangement to become effective by such Outside Date;

  (c)
  by either US Gold or Minera Andes if:

  (i)
  the US Gold Resolution shall not have been approved by the requisite number of votes cast by the US Gold Shareholders at the US Gold Meeting (or any adjournment or postponement thereof);

  (ii)
  the Arrangement Resolution shall not have been approved by the requisite number of votes cast by the Minera Andes Shareholders at the Minera Andes Meeting (or any adjournment or postponement thereof);

  (iii)
  if any Law makes the consummation of the Arrangement illegal or otherwise prohibited, and such Law has become final and nonappealable; or

  (iv)
  if any condition to the obligation of such Party to consummate the Arrangement as set forth in Section 5.1 becomes incapable of satisfaction prior to the Outside Date unless the failure to satisfy any such condition is a result of a breach of this Agreement or any of the Transaction Documents by the Party seeking to terminate this Agreement.

  (d)
  by US Gold, any time prior to the Effective Time, if:

  (i)
  (A) the Board of Directors of Minera Andes shall have withdrawn, amended or modified in a manner adverse to US Gold its approval or recommendation of the Arrangement or fails to publicly reaffirm its recommendation of the Arrangement within five Business Days after having been requested in writing by US Gold to do so (unless as a result of US Gold having breached its representations, warranties, covenants or agreements contained in this Agreement which breach would give rise to a failure of a condition set forth in Section 5.1 or 5.3, in each case that is not cured within fifteen (15) Business Days of receipt of written notice thereof), (B) Minera Andes has entered into a definitive agreement with respect to a Superior Proposal pursuant to Section 7.2(b), or (C) Minera Andes or its Board of Directors publicly announces its intention to do any of the foregoing;

  (ii)
  the Board of Directors of US Gold approves and authorizes US Gold to enter into a binding written agreement providing for the implementation of a Superior Proposal, but only so long as: (A) the US Gold Shareholders have not yet approved the US Gold Resolution; (B) US Gold has not breached any of its obligations under Section 7.1 or Section 7.2 with respect to the Superior Proposal or any inquiry or proposal by the Person making such Superior Proposal; (C) the Board of Directors of US Gold has determined in good faith, after receiving advice from an independent financial adviser and its outside legal counsel, that such agreement constitutes a Superior Proposal; and (D) US Gold pays to Minera Andes the US Gold Termination Fee in accordance with Section 6.3 simultaneously with such termination (any purported termination pursuant to this Section 6.2(d)(ii) being void and of no force or effect unless US Gold has made such payment);

  (iii)
  US Gold is not in breach of any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 5.1 or 5.3, and Minera Andes breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 5.1 or 5.2;

      provided that if such breach is curable by Minera Andes through the exercise of its commercially reasonable efforts, then this Agreement shall not terminate pursuant to this Section 6.2(d)(iii) as a result of such particular breach until the earlier of (A) the expiration of a fifteen (15) Business Day period commencing upon the written notice from US Gold to Minera Andes of such breach and (B) Minera Andes ceasing to exercise commercially reasonable efforts to cure such breach;

    (iv)
    Minera Andes has approved or recommended an Acquisition Proposal or entered into a binding written agreement in respect of an Acquisition Proposal except as expressly permitted by Article 7;

    (v)
    there has been any Material Adverse Effect with respect to Minera Andes since the date of execution of this Agreement; or

    (vi)
    the Minera Andes Meeting is cancelled, adjourned or postponed except as expressly permitted by this Agreement or as agreed by US Gold in writing.

  (e)
  by Minera Andes, any time prior to the Effective Time, if

  (i)
  (A) the Board of Directors of US Gold shall have withdrawn, amended or modified in a manner adverse to Minera Andes its approval or recommendation of the Arrangement or fails to publicly reaffirm its recommendation of the Arrangement within five Business Days after having been requested in writing by Minera Andes to do so (unless as a result of Minera Andes having materially breached its representations, warranties, covenants or agreements contained in this Agreement which breach would give rise to a failure of a condition set forth in Sections 5.1 or 5.2, in each case that is not cured within fifteen (15) Business Days of receipt of written notice thereof), (B) US Gold has entered into a definitive agreement with respect to a Superior Proposal pursuant to Section 7.2(b), or (C) US Gold or its Board of Directors publicly announces its intention to do any of the foregoing;

  (ii)
  the Board of Directors of Minera Andes approves and authorizes Minera Andes to enter into a binding written agreement providing for the implementation of a Superior Proposal, but only so long as: (A) the Minera Andes Shareholders have not yet approved the Arrangement Resolution; (B) Minera Andes has not breached any of its obligations under Section 7.1 or Section 7.2 with respect to the Superior Proposal or any inquiry or proposal by the Person making such Superior Proposal; (C) the Board of Directors of Minera Andes has determined in good faith, after receiving advice from an independent financial adviser and its outside legal counsel, that such agreement constitutes a Superior Proposal; and (D) Minera Andes pays to US Gold the Minera Andes Termination Fee in accordance with Section 6.3 simultaneously with such termination (any purported termination pursuant to this Section 6.2(e)(ii) being void and of no force or effect unless Minera Andes has made such payment);

  (iii)
  Minera Andes is not in breach of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 5.1 or 5.2, and US Gold breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 5.1 or 5.3; provided that if such breach is curable by US Gold through the exercise of its commercially reasonable efforts, then this Agreement shall not terminate pursuant to this Section 6.2(e)(iii) as a result of such particular breach until the earlier of (A) the expiration of a fifteen (15) Business Day period commencing upon the written notice from Minera Andes to US Gold of such breach and (B) US Gold ceasing to exercise commercially reasonable efforts to cure such breach;

    (iv)
    US Gold has approved or recommended an Acquisition Proposal or entered into a binding written agreement in respect of an Acquisition Proposal except as expressly permitted by Article 7;

    (v)
    there has been any Material Adverse Effect with respect to US Gold since the date of execution of this Agreement; or

    (vi)
    the US Gold Meeting is cancelled, adjourned or postponed except as expressly permitted by this Agreement or as agreed by Minera Andes in writing.

6.3   Termination Fees and Expense Fees

  (a)
  Notwithstanding any other provision relating to payment of fees or expenses, Minera Andes shall pay, or cause to be paid, to US Gold by wire transfer of immediately available funds an amount equal to US$20,100,000 (the "Minera Andes Termination Fee"):

  (i)
  if Minera Andes terminates this Agreement pursuant to Section 6.2(e)(ii), in which case payment will be made before or concurrently with such termination and shall be a condition to the effectiveness of such termination;

  (ii)
  if US Gold terminates this Agreement pursuant to Section 6.2(d)(i), 6.2(d)(iii) (but only in the case of an intentional breach by Minera Andes), 6.2(d)(iv), or 6.2(d)(vi), in which case payment shall be made within five Business Days of such termination; or

  (iii)
  if either Party terminates this Agreement pursuant to Section 6.2(c)(ii) but only if, in this termination event, (x) prior to the Minera Andes Meeting, an Acquisition Proposal shall have been publicly announced by any Person or a Person shall have publicly announced an intention to do so (which has not been withdrawn) and (y) within 12 months following the date of such termination, any Person enters into a definitive agreement with Minera Andes or its Subsidiaries or completes a transaction involving (i) any acquisition, purchase, sale, transfer, lease, partnership, joint venture, earn-in right, option to acquire, direct or indirect, involving assets of Minera Andes and/or one or more of its Subsidiaries that, individually or in the aggregate, constitute 50% or more of the consolidated assets of Minera Andes and its Subsidiaries, taken as a whole, or which contribute 50% or more of the consolidated revenues of Minera Andes and its Subsidiaries, taken as a whole; (ii) any, direct or indirect, acquisition, purchase or option to acquire or purchase from Minera Andes or its Subsidiaries (x) 50% or more of any voting or equity securities of Minera Andes, or (y) all of the voting or equity securities of any one or more of its Subsidiaries that, individually or in the aggregate, constitute 50% or more of the consolidated assets of Minera Andes and its Subsidiaries, taken as a whole, or which contribute 50% or more of the consolidated revenues of Minera Andes and its Subsidiaries, taken as a whole; (iii) any arrangement, merger, amalgamation, consolidation, business combination, liquidation or dissolution or other similar transaction involving Minera Andes or any one or more of its Subsidiaries (or its 49% interest in Minera Santa Cruz S.A.) that, individually or in the aggregate, constitute 50% or more of the consolidated assets of Minera Andes and its Subsidiaries, taken as a whole, or which contribute 50% or more of the consolidated revenues of Minera Andes and its Subsidiaries, taken as a whole; (iv) any take-over bid, tender offer, exchange offer, reorganization or recapitalization or similar transaction that, if consummated, would result in any Person, or group of Persons or securityholders of such Person(s) beneficially owning, directly or indirectly, (x) 50% or more of any class of voting or equity securities (including based on securities convertible, exchangeable or exercisable for voting or equity securities) of Minera Andes or (y) Minera Andes' Subsidiaries that, individually or in the aggregate, constitute 50% or more of the consolidated assets of Minera Andes and its

      Subsidiaries, taken as a whole, or which contribute 50% or more of the consolidated revenues of Minera Andes and its Subsidiaries, taken as a whole; (v) any combination of the foregoing, in which case payment shall be made upon the earlier of the entering into of the applicable agreement referred to above or upon the consummation of the transaction referred to above; provided that notwithstanding the foregoing entry into an agreement or completion of a transaction involving only Minera Andes and/or one or more of its wholly-owned Subsidiaries and/or Minera Andes' 49% interest in Minera Santa Cruz S.A., shall be exempt from the application of this Section 6.3(a)(iii). For the purposes of this clause, for the purpose of calculating consolidated assets and revenues the term "Subsidiaries" shall include Minera Andes' 49% interest in Minera Santa Cruz S.A.

  (b)
  Notwithstanding any other provision relating to payment of fees or expenses, US Gold shall pay, or cause to be paid, to Minera Andes by wire transfer of immediately available funds an amount equal to US$25,600,000 (the "US Gold Termination Fee"):

  (i)
  if US Gold terminates this Agreement pursuant to Section 6.2(d)(ii), in which case payment will be made before or concurrently with such termination and shall be a condition to the effectiveness of such termination;

  (ii)
  if Minera Andes terminates this Agreement pursuant to Section 6.2(e)(i), 6.2(e)(iii) (but only in the case of an intentional breach by US Gold), 6.2(e)(iv), or 6.2(e)(vi), in which case payment shall be made within five Business Days of such termination; or

  (iii)
  if either Party terminates this Agreement pursuant to Section 6.2(c)(i) but only if, in this termination event, (x) prior to the US Gold Meeting, an Acquisition Proposal shall have been publicly announced by any Person or a Person shall have publicly announced an intention to do so (which has not been withdrawn) and (y) within 12 months following the date of such termination, any Person enters into a definitive agreement with US Gold or its Subsidiaries or Entity Joint Ventures or completes a transaction involving (i) any acquisition, purchase, sale, transfer, lease, partnership, joint venture, earn-in right, option to acquire, direct or indirect, involving assets of US Gold and/or one or more of its Subsidiaries or Entity Joint Ventures that, individually or in the aggregate, constitute 50% or more of the consolidated assets of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole, or which contribute 50% or more of the consolidated revenues of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole; (ii) any, direct or indirect, acquisition, purchase or option to acquire or purchase from US Gold or its Subsidiaries or Entity Joint Ventures (x) 50% or more of any voting or equity securities of US Gold, or (y) all of the voting or equity securities of any one or more of its Subsidiaries or Entity Joint Ventures that, individually or in the aggregate, constitute 50% or more of the consolidated assets of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole, or which contribute 50% or more of the consolidated revenues of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole; (iii) any arrangement, merger, amalgamation, consolidation, business combination, liquidation or dissolution or other similar transaction involving US Gold or any one or more of its Subsidiaries or Entity Joint Ventures that, individually or in the aggregate, constitute 50% or more of the consolidated assets of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole, or which contribute 50% or more of the consolidated revenues of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole; (iv) any take-over bid, tender offer, exchange offer, reorganization or recapitalization or similar transaction that, if consummated, would result in any Person, or group of Persons or securityholders of such Person(s) beneficially owning, directly or indirectly, (x) 50% or more of any class of voting or equity securities (including based on securities convertible, exchangeable or exercisable for voting or equity securities) of US Gold or (y) US Gold' Subsidiaries or Entity Joint Ventures that, individually or in the aggregate, constitute 50% or more of the consolidated assets of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole, or which contribute 50% or more of the consolidated revenues of US Gold and its Subsidiaries and Entity Joint Ventures, taken as a whole; (v) any combination of the foregoing, in which case payment shall be made upon the earlier of the entering into of the applicable agreement referred to above or upon the consummation of the transaction referred to above; provided that notwithstanding the foregoing entry into an agreement or completion of a transaction involving only US Gold and/or one or more of its wholly-owned Subsidiaries or Entity Joint Ventures shall be exempt from the application of this Section 6.3(b)(iii).

  (c)
  Notwithstanding any other provision relating to payment of fees or expenses, Minera Andes shall pay, or cause to be paid, to US Gold by wire transfer of immediately available funds an amount equal to US$4,000,000 (the "Minera Andes Expense Fee") on account of expenses incurred by US Gold in connection with this Agreement if US Gold terminates this Agreement pursuant to Section 6.2(d)(iii) (otherwise than in the case of an intentional breach by Minera Andes), in which case payment shall be made within five Business Days of such termination.

  (d)
  Notwithstanding any other provision relating to payment of fees or expenses, US Gold shall pay, or cause to be paid, to Minera Andes by wire transfer of immediately available funds an amount equal to US$4,000,000 (the "US Gold Expense Fee") on account of expenses incurred by Minera Andes in connection with this Agreement if Minera Andes terminates this Agreement pursuant to Section 6.2(e)(iii) (otherwise than in the case of an intentional breach by US Gold), in which case payment shall be made within five Business Days of such termination.

  (e)
  Minera Andes shall deduct any Minera Andes Expense Fee from any subsequently payable Minera Andes Termination Fee and US Gold shall deduct any US Gold Expense Fee from any subsequently payable US Gold Termination Fee.

  (f)
  Each of US Gold and Minera Andes acknowledges that the payment of a fee in accordance with Section 6.3 on termination of this Agreement is a payment of liquidated damages which is a genuine pre-estimate of the damages which US Gold or Minera Andes will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement and is not a penalty. Each of US Gold and Minera Andes irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, US Gold and Minera Andes agree that on termination of this Agreement, the payment in full of any amount owing pursuant to Section 6.3 is the sole monetary remedy of the Party receiving such amount in respect of this Agreement, and the recipient of such amount shall not seek to obtain any recovery, judgment or damages of any kind, whether consequential, indirect or punitive, against the Party paying such amount or any of its Subsidiaries or Entity Joint Ventures or representatives in respect of this Agreement or the transactions contemplated hereby; provided that the foregoing limitation shall not apply in the event of fraud or intentional breach of this Agreement by a Party.

6.4   Effect of Termination

        In the event of the termination of this Agreement as provided in Section 6.2, this Agreement shall forthwith have no further force or effect and there shall be no obligation on the part of the Parties hereunder except as set forth in Article 6, Article 8, Section 2.5(c), Section 2.6(c) and Section 4.8, which provisions shall survive the termination of this Agreement; provided further that, subject to

Section 6.3(f), the termination of this Agreement in accordance with Section 6.2 shall not relieve any Party from any liability for any material breach by it of this Agreement. No termination of this Agreement shall affect the obligations of the Parties under the Confidentiality Agreement.

Article 7
NON-SOLICITATION

7.1   Non-Solicitation

  (a)
  Except as expressly provided in this Article 7, neither US Gold nor Minera Andes nor their respective Subsidiaries shall, directly or indirectly, through any officer, director, employee, investment banker, representative or agent of such Party or its Subsidiaries, or otherwise: (i) solicit, assist, initiate, induce, knowingly encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) any inquiries, proposals or offers relating to, or that would reasonably be expected to lead to, any Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations with any Person regarding, or that would reasonably be expected to lead to, any Acquisition Proposal, (iii) furnish to any Person any information with respect to, or otherwise co-operate in any way with, or assist or participate in, facilitate or knowingly encourage, any effort or attempt by any other Person to make an Acquisition Proposal, or that would reasonably be expected to lead to an Acquisition Proposal, (iv) approve, accept, endorse or recommend, or propose publicly to accept, approve, endorse or recommend any Acquisition Proposal, (v) accept or enter into or publicly propose to accept or enter into, any letter of intent, agreement (including a confidentiality or standstill agreement), understanding or arrangement, oral or written, in respect of, that is intended to result in, or would reasonably be expected to lead to an Acquisition Proposal, or (vi) make a Minera Andes Board Change in Recommendation or a US Gold Board Change in Recommendation, as applicable.

  (b)
  Nothing contained in Section 7.1(a) or in any other provision of this Agreement shall prevent the Target Party, prior to obtaining the requisite approval of the Arrangement Resolution, in the case of Minera Andes, or the US Gold Resolution, in the case of US Gold, and subject to compliance with the other provisions of this Article 7 (i) from engaging in discussions or negotiations with, or responding to enquiries from any Person that has made a bona fide, written Acquisition Proposal (which did not result from a breach of this Section 7.1) that the Target Party Board of Directors has determined in good faith constitutes or could reasonably be expected to result in a Superior Proposal, or providing information pursuant to Section 7.1(e) to any Person where the requirements of that Section are met, or (ii) from making a Minera Andes Board Change in Recommendation or US Gold Board Change in Recommendation, as the case may be, if the Target Party Board of Directors receives a bona fide written Acquisition Proposal (which did not result from a breach of this Section 7.1) that the Target Party Board of Directors has determined constitutes a Superior Proposal; provided that, in either case, the foregoing shall not relieve the Target Party from its obligation to proceed to call and hold the applicable shareholders' meeting and to hold the vote on the Arrangement Resolution or the US Gold Resolution, as the case may be, except in circumstances where this Agreement is terminated in accordance with the terms hereof.

  (c)
  Neither Party shall (i) release any third Person from a prohibition from making an offer for such Party's securities, (ii) fail to enforce any such prohibition, (iii) grant any consent with equivalent effect to (i) or (ii), or (iv) amend any provision of an agreement with such third Person with equivalent effect to (i) or (ii), in any case unless such third Person makes a Superior Proposal.

  (d)
  Each Party shall immediately cease any existing discussions or negotiations with any Persons (other than with any other Party) with respect to any potential Acquisition Proposal. Each Target Party shall immediately notify the Other Party of any Acquisition Proposal or of any inquiry, proposal or request received by it for non-public information relating to the Target Party or any of its Subsidiaries or Entity Joint Ventures in connection with an Acquisition Proposal or for access to the properties, books or records of the Target Party or any of its Subsidiaries or Entity Joint Ventures by any Person or entity that informs any officer or director of the Target Party or any of its Subsidiaries that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made, from time to time, first immediately orally and then promptly in writing, and shall indicate the identity of the Person making such proposal, inquiry or contact and all material terms and such other details of the proposal, inquiry or contact known to such Person as the Other Party may reasonably request.

  (e)
  If the Board of Directors of the Target Party receives a request for non-public information from a Person who proposes a bona fide written Acquisition Proposal prior to obtaining the requisite approval of the Arrangement Resolution, in the case of Minera Andes, or the US Gold Resolution, in the case of US Gold, and the Target Party's Board of Directors determines in good faith that such proposal is a Superior Proposal or could reasonably be expected to lead to a Superior Proposal (and if the Target Party and its Subsidiaries are in compliance with Section 7.1 and Section 7.2) then, and only in such case, may the Target Party provide the Person proposing an Acquisition Proposal with access to non-public information regarding the Target Party and its Subsidiaries and Entity Joint Ventures, provided the Person proposing an Acquisition Proposal has either previously entered or then enters into a confidentiality agreement substantially similar or not less onerous to that then in effect between the Parties, provided that the Other Party is promptly provided with a list and copies of all information provided to such Person not previously provided to the Other Party. The Target Party agrees to promptly send a copy of any such confidentiality agreement to the Other Party.

  (f)
  Each Party shall ensure that its and its Subsidiaries' officers and directors and any investment bankers or other advisers or representatives retained by it are aware of the provisions of this Section 7.1 and Section 7.2, and such Party shall be responsible for any breach of this Section 7.1 and Section 7.2 by such Persons or by any directors, officers or employees of such Party and its Subsidiaries.

  (g)
  Nothing contained in this Article 7 shall prohibit the Target Party or its Subsidiaries from taking and disclosing to its stockholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or similar Canadian securities Laws and no disclosure that the Target Party Board of Directors may determine (after consultation with counsel) that it is required to make under applicable Law shall constitute a violation of this Agreement; provided, however, that in any event the Target Party Board of Directors shall not make a Minera Andes Board Change in Recommendation or US Gold Board Change in Recommendation, as the case may be, except in accordance with the provisions of this Article 7. Any disclosure by the Target Party relating to an Acquisition Proposal shall be deemed to be a Minera Andes Board Change in Recommendation or US Gold Board Change in Recommendation, as the case may be, unless the Target Party Board of Directors reaffirms its recommendation and declaration of advisability with respect to the Arrangement in such disclosure.

  (h)
  Nothing contained in this Agreement shall prohibit the board of directors of any Party from withdrawing, modifying, qualifying or changing its recommendation to its shareholders in respect of the transactions contemplated hereby prior to approval of the Arrangement Resolution, in the case of Minera Andes, and approval of the US Gold Resolution, in the case of US Gold, if (i) the board of directors of such Party determines, in good faith (upon the recommendation of its special committee and after receiving advice of outside legal counsel), that such withdrawal, modification, qualification or change is necessary for the board of directors to act in a manner consistent with its fiduciary duties under applicable Laws and (ii) the board of directors of such Party has consulted with its independent financial advisor (which must be a nationally recognized investment bank) and such financial advisor has confirmed in writing that it is unable to render a fairness opinion in respect of the Arrangement as of such time based on the facts and circumstances then existing; provided that (a) not less than 48 hours before the board of directors considers any proposal in respect of any such withdrawal, modification, qualification or change, such Party shall give the other Party written notice of such proposal and promptly advise the other Party of the proposed consideration of such proposal; and (b) the foregoing shall not relieve a Party from its obligation to proceed to call and hold the applicable shareholders' meeting and to hold the vote on the Arrangement Resolution, in the case of Minera Andes, and the US Gold Resolution, in the case of US Gold, except in circumstances where this Agreement is terminated in accordance with the terms hereof.

7.2   Notice of Superior Proposal Determination and Right to Match

  (a)
  If the Board of Directors of the Target Party determines in good faith that an Acquisition Proposal constitutes a Superior Proposal, it shall give immediate notice of such determination to the Other Party, shall provide the Other Party with a true and complete copy of the Superior Proposal, and shall give the Other Party not less than five Business Days' advance notice of any action to be taken by the Target Party's Board of Directors to withdraw, modify, qualify or change any recommendation to the Minera Andes Shareholders or the US Gold Shareholders, as the case may be, regarding the Arrangement, the Arrangement Resolution or US Gold Resolution (a "Minera Andes Board Change in Recommendation," in the case of Minera Andes, and a "US Gold Board Change in Recommendation" in the case of US Gold), or to enter into any agreement to implement the Superior Proposal.

  (b)
  During such five Business Day period: (i) the Target Party shall not accept, recommend, approve or enter into any agreement to implement such Superior Proposal and shall not release the Person making the Superior Proposal from any standstill provisions and shall not withdraw, redefine, modify or change its recommendation in respect of the Arrangement, and (ii) the Target Party agrees that the Other Party shall have the right, but not the obligation, to offer to amend the terms of this Agreement such that the Acquisition Proposal would no longer constitute a Superior Proposal. The Target Party's Board of Directors will review any offer by the Other Party to amend the terms of this Agreement in good faith in order to determine, in its discretion in the exercise of its fiduciary duties, whether the Other Party's amended offer (having regard to its value at the time), upon acceptance by the Target Party as the case may be, would, if consummated in accordance with its terms, result in the Acquisition Proposal not being a Superior Proposal as compared to the Other Party's amended offer. If the Target Party's Board of Directors so determines: (i) it shall not accept, recommend, approve or enter into any agreement to implement such Acquisition Proposal and shall not release the Person making the Acquisition Proposal from any standstill provisions and shall not withdraw, redefine, modify or change its recommendation in respect of the Arrangement, and (ii) it will enter into an amended agreement with the Other Party, reflecting its amended offer. If the Target Party's Board of Directors continues to believe in good faith, after consultation with its financial advisers and outside counsel, that such Superior Proposal remains a Superior Proposal and therefore rejects the amended offer, the Target Party and its Board of Directors may approve, recommend, accept or enter into an agreement, understanding or arrangement with respect to the Superior Proposal, provided that the Target

    Party first terminates this Agreement as contemplated in Section 6.2(d)(ii) or 6.2(e)(ii), as applicable.

  (c)
  The Parties acknowledge and agree that each successive material amendment to an Acquisition Proposal shall constitute a new Acquisition Proposal for purposes of the requirement under Section 7.2(a) to initiate an additional five Business Day notice period.

  (d)
  In the event that the Target Party provides the notice contemplated by Section 7.2(a) on a date which is less than five Business Days prior to the Minera Andes Shareholders' Meeting or the US Gold Shareholders' Meeting, subject to any required Court approval in the case of Minera Andes (i) the Other Party shall be entitled to (x) adjourn or postpone its shareholders' meeting, and (y) require the Target Party to adjourn or postpone its shareholders' meeting, and (ii) the Target Party shall be entitled to adjourn or postpone its shareholders' meeting, in each case to a date that is not more than ten Business Days after the date of such notice.

Article 8
GENERAL

8.1   Notices

        All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of (a) the date delivered if delivered personally, or by facsimile or email, upon confirmation of receipt, (b) the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or (c) the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice.

  (a)
  if to US Gold or Exchangeco:

    US Gold Corporation
    99 George Street, 3rd Floor
    Toronto, Ontario M4S 2N4

    Attention:    Perry Ing
    Facsimile:    (647) 258-0408

with a copy, which shall not constitute notice for the purposes of this Agreement, to:

    Hogan Lovells US LLP
    One Tabor Centre, Suite 1500
    1200 Seventeenth Street
    Denver, Colorado 80202

    Attention:    George Hagerty
    Facsimile:    (303) 899-7333

and to:

    Fraser Milner Casgrain LLP
    77 King Street West, Suite 400
    Toronto, Ontario M5K 0A1

    Attention:    Michael Melanson
    Facsimile:    (416) 863-4952

and to:

    Perkins Coie LLP
    1900 Sixteenth Street, Suite 1400
    Denver, Colorado 80202-5255

    Attention:    Sonny Allison
    Facsimile:    (303) 291-2400

and to:

    Goodmans LLP
    Bay Adelaide Centre
    333 Bay Street, Suite 3400
    Toronto, Ontario M5H 2S7

    Attention:    Grant McGlaughlin
    Facsimile:    (416) 597-1234

  (b)
  if to Minera Andes:

    Minera Andes Inc.
    99 George Street, 3rd Floor
    Toronto, Ontario M4S 2N4

    Attention:    Perry Ing
    Facsimile:    (647) 258-0408

with a copy, which shall not constitute notice for the purposes of this Agreement, to:

    Lawson Lundell LLP
    Suite 1600 Cathedral Place
    925 West Georgia Street
    Vancouver, British Columbia V6C 3L2

    Attention:    Gordon Chambers
    Facsimile:    (604) 641-2815

and to:

    Arnold & Porter LLP
    399 Park Avenue
    New York, NY 10022-4690

    Attention:    D. Grant Vingoe
    Facsimile:    (212) 715-1399

and to:

    Torys LLP
    79 Wellington Street, Suite 3000
    Box 270, TD Centre
    Toronto, Ontario M5K 1N2

    Attention:    Sharon Geraghty and Michael Amm
    Facsimile:    (416) 865-7380

8.2   No Assignment

        Neither this Agreement nor any of the rights, interests or obligations of the Parties hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

8.3   Equitable Remedies

        All representations, warranties and covenants herein or to be given hereunder as to enforceability in accordance with the terms of any covenant, agreement or document shall be qualified as to applicable bankruptcy and other Laws affecting the enforcement of creditors' rights generally and to the effect that specific performance, being an equitable remedy, may only be ordered at the discretion of the court.

8.4   Non-Survival of Representations and Warranties

        None of the representations and warranties contained herein or in any instrument delivered pursuant hereto, including any rights arising out of any breach of such representations and warranties, shall survive the Effective Time. No investigation by any Party or its representatives shall mitigate or diminish the representations and warranties of the other Party given pursuant to this Agreement.

8.5   Severability

        If any one or more of the provisions or parts thereof contained in this Agreement should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, such provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable and:

  (a)
  the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

  (b)
  the invalidity, illegality or unenforceability of any provision or part thereof contained in this Agreement in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Agreement in any other jurisdiction.

8.6   Public Announcements

        US Gold and Minera Andes agree to make a joint press release with respect to this Agreement and the transactions contemplated herein forthwith after the date hereof. Thereafter, no Party shall issue any press release or otherwise make public statements with respect to this Agreement or the Arrangement without the consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing shall be subject to each Party's overriding obligation to make any disclosure or filing required under applicable Laws, and the Party making any such disclosure shall use commercially reasonable efforts to give prior oral or written notice to the other Party and reasonable opportunity for the other Party to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing), and if such prior notice is not possible, to give such notice immediately following the making of any such disclosure or filing, and provided further, that neither Party shall have any obligation to consult with the other Party prior to any disclosure with regard to an Acquisition Proposal.

8.7   Further Assurances

        Each Party hereto shall, from time to time and at all times hereafter, at the request of any other Party hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

8.8   Fees and Expenses

        Whether or not the Arrangement is consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expense, except as otherwise provided in this Agreement.

8.9   Time of Essence

        Time shall be of the essence.

8.10 Injunctive Relief

        Except as otherwise provided herein (including Section 6.3), any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by Minera Andes or US Gold or Exchangeco of any of their respective covenants or obligations set forth in this Agreement, Minera Andes or US Gold or Exchangeco, as the case may be, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other Party under this Agreement.

        The Parties further agree that, except as provided herein (including Section 6.3) (x) by seeking the remedies provided for in this Section 8.10, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, and (y) nothing set forth in this Section 8.10 shall require any Party to institute any proceeding for (or limit any Party's right to institute any proceeding for) specific performance under this Section 8.10 prior or as a condition to exercising any termination right under Section 6.2 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding restrict or limit any Party's right to terminate this Agreement in accordance with the terms of Section 6.2 or pursue any other remedies under this Agreement that may be available then or thereafter.

8.11 Counterparts

        This Agreement may be executed in counterparts, in original, facsimile or electronic form, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

        IN WITNESS WHEREOF this Agreement has been executed and delivered by the Parties effective as of the date first above written.

US GOLD CORPORATION
Per:	/s/ IAN BALL
	Name:	Ian Ball
	Title:	Senior Vice President
MCEWEN MINING—MINERA ANDES ACQUISITION CORP.
Per:	/s/ IAN BALL
	Name:	Ian Ball
	Title:	Director
MINERA ANDES INC.
Per:	/s/ PERRY ING
	Name:	Perry Ing
	Title:	Chief Financial Officer

EXHIBIT A

PLAN OF ARRANGEMENT
UNDER SECTION 193 OF THE
BUSINESS CORPORATIONS ACT (ALBERTA)

ARTICLE 1
INTERPRETATION

1.1
In this Plan of Arrangement, the following terms have the following meanings:

(a)
"ABCA" means the Business Corporations Act, (Alberta), including the regulations promulgated thereunder, in either case as amended;

(b)
"Arrangement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean the arrangement pursuant to Section 193 of the ABCA set forth in this Plan of Arrangement as may be supplemented, modified or amended, and not to any particular article, section or other portion hereof;

(c)
"Arrangement Agreement" means the arrangement agreement dated as of September 22, 2011, among US Gold, Exchangeco and Minera Andes with respect to the Arrangement as it may be supplemented, modified or amended;

(d)
"Arrangement Resolution" means the special resolution of the Minera Andes Shareholders approving the Arrangement and such other actions as may be required in order to allow Minera Andes to consummate the transactions contemplated by the Arrangement Agreement;

(e)
"Articles of Arrangement" means the articles of arrangement in respect of the Arrangement required under Section 193 of the ABCA to be filed after the Final Order has been granted;

(f)
"Business Day" means a day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in the Province of Ontario, the Province of Alberta and the State of New York are generally open for the transaction of banking business;

(g)
"Callco" means McEwen Mining (Alberta) ULC, an unlimited liability company wholly-owned by US Gold, incorporated under the laws of the Province of Alberta;

(h)
"Canadian Resident" means a beneficial owner of Minera Andes Shares immediately prior to the Effective Time who is a resident of Canada for purposes of the Tax Act (other than a Tax Exempt Person), or a partnership any member of which is (i) a resident of Canada for the purposes of the Tax Act and (ii) not a Tax Exempt Person;

(i)
"Certificate of Arrangement" means the certificate to be issued by the Registrar pursuant to section 193(11) of the ABCA, giving effect to the Arrangement;

(j)
"Change of Law" means any amendment to the Tax Act and other applicable provincial income tax laws that permits holders of Exchangeable Shares who are resident in Canada, hold the Exchangeable Shares as capital property and deal at arm's length with US Gold or Exchangeco (all for the purposes of the Tax Act and other applicable provincial income tax laws) to exchange their Exchangeable Shares for the applicable Exchangeable Share Consideration without requiring such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the Tax Act or applicable provincial income tax laws;

(k)
"Change of Law Call Date" has the meaning ascribed thereto in Section 8.1(b);

  (l)
  "Change of Law Call Purchase Price" has the meaning ascribed thereto in Section 8.1(a);

  (m)
  "Change of Law Call Right" has the meaning ascribed thereto in Section 8.1(a);

  (n)
  "Court" means the Court of Queen's Bench of Alberta;

  (o)
  "CRA" means the Canada Revenue Agency;

  (p)
  "Depositary" means any trust company, bank or financial institution agreed to in writing among the parties to the Arrangement Agreement for the purpose of, among other things, delivering the Exchangeable Shares to Minera Andes Shareholders in connection with the Arrangement;

  (q)
  "Dissenting Shareholder" means a registered holder of Minera Andes Shares that duly and validly exercises its right to dissent with respect to the Arrangement in accordance with the ABCA, the Interim Order and this Plan of Arrangement;

  (r)
  "Effective Date" means the date shown on the Certificate of Arrangement, giving effect to the Arrangement;

  (s)
  "Effective Time" means 12:01 a.m. (Calgary time) on the Effective Date or such other time on the Effective Date as may be specified in writing by the Parties;

  (t)
  "Eligible Holder" means: (i) a Canadian Resident, or (ii) an Eligible Non-Resident;

  (u)
  "Eligible Non-Resident" means a beneficial owner of Minera Andes Shares immediately prior to the Effective Time who is not, and is not deemed to be, a resident of Canada for purposes of the Tax Act and whose Minera Andes Shares are "taxable Canadian property" and not "treaty-protected property", in each case as defined in the Tax Act;

  (v)
  "Encumbrance" means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third Person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

  (w)
  "Exchange Ratio" means 0.45, as adjusted in accordance with Section 3.3;

  (x)
  "Exchangeable Share Consideration" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (y)
  "Exchangeable Share Price" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (z)
  "Exchangeable Share Provisions" means those provisions set forth in Exhibit 1 to this Plan of Arrangement;

  (aa)
  "Exchangeable Share Voting Event" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (bb)
  "Exchangeable Shares" means the exchangeable shares in the capital of Exchangeco, having substantially the rights, privileges, restrictions and conditions set out in the Exchangeable Share Provisions;

  (cc)
  "Exchangeco" means McEwen Mining—Minera Andes Acquisition Corp., a wholly-owned subsidiary of Callco, incorporated under the laws of the Province of Alberta;

  (dd)
  "Exempt Exchangeable Share Voting Event" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (ee)
  "Final Order" means the final order of the Court approving the Arrangement, as such order may be affirmed, supplemented, modified or amended by any court of competent jurisdiction;

  (ff)
  "Governmental Entity" means any (i) multinational, federal, provincial, territorial, state, municipal, local or other government, governmental or public department, central bank, court, commission, commissioner, tribunal, arbitral body, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or Taxing Authority under or for the account of any of the foregoing, or (iv) stock exchange, automated quotation system, self regulatory authority or securities regulatory authority, including, without limitation, the Toronto Stock Exchange and the New York Stock Exchange;

  (gg)
  "Interim Order" means an interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the Arrangement and the holding of the Minera Andes Meeting, as such order may be affirmed, supplemented, modified or amended by any court of competent jurisdiction;

  (hh)
  "Laws" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (ii)
  "Letter of Transmittal" means the letter of transmittal sent by Minera Andes to holders of Minera Andes Shares for use in connection with the Arrangement;

  (jj)
  "Liquidation Amount" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (kk)
  "Liquidation Call Purchase Price" has the meaning ascribed thereto in Section 8.2(a);

  (ll)
  "Liquidation Call Right" has the meaning ascribed thereto in Section 8.2(a);

  (mm)
  "Liquidation Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (nn)
  "Minera Andes" means Minera Andes Inc., a corporation incorporated under the ABCA;

  (oo)
  "Minera Andes Information Circular" means the information circular of Minera Andes, together with all appendices thereto, to be prepared by Minera Andes and sent by Minera Andes to the Minera Andes Shareholders in connection with the Minera Andes Meeting;

  (pp)
  "Minera Andes Meeting" means the special meeting of the Minera Andes Shareholders, and any adjournment(s) thereof, to, among other things, consider and vote on the Arrangement Resolution;

  (qq)
  "Minera Andes Option" means an outstanding option issued pursuant to Minera Andes' stock option plan in effect as of the date hereof;

  (rr)
  "Minera Andes Securityholders" means, collectively, the Minera Andes Shareholders and holders of outstanding Minera Andes Options;

  (ss)
  "Minera Andes Share" means a common share in the capital of Minera Andes;

  (tt)
  "Minera Andes Shareholder" means a holder of a Minera Andes Share;

  (uu)
  "Person" means and includes individuals, corporations, partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof;

  (vv)
  "Parties" means US Gold, Exchangeco and Minera Andes;

  (ww)
  "Plan of Arrangement" means this Plan of Arrangement, as supplemented, modified or amended from time to time in accordance with the terms hereof;

  (xx)
  "Redemption Call Purchase Price" has the meaning ascribed thereto in Section 8.3(a);

  (yy)
  "Redemption Call Right" has the meaning ascribed thereto in Section 8.3(a);

  (zz)
  "Redemption Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (aaa)
  "Redemption Price" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (bbb)
  "Registrar" means the registrar appointed pursuant to section 263 of the ABCA;

  (ccc)
  "Replacement Option" has the meaning ascribed thereto in Section 3.1(c);

  (ddd)
  "Retraction Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (eee)
  "Section 85 Election" has the meaning ascribed thereto in section 3.4 hereof;

  (fff)
  "Special Voting Share" means the one share of Series B special voting preference stock with no par value, issued by US Gold to, and deposited with, the trustee under the Voting and Exchange Trust Agreement, which entitles the holder of record to a number of votes at meetings of holders of US Gold Shares equal to the number of Exchangeable Shares outstanding from time to time, that are held by the registered holders of Exchangeable Shares, other than US Gold and its Subsidiaries;

  (ggg)
  "Subsidiary" means, with respect to a specified person, any entity, whether incorporated or unincorporated, in which such person owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such person otherwise has the power to direct;

  (hhh)
  "Support Agreement" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (iii)
  "Tax" and "Taxes" has the meaning ascribed thereto in the Arrangement Agreement;

  (jjj)
  "Tax Act" means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

  (kkk)
  "Tax Exempt Person" means a Person who is exempt from tax under Part I of the Tax Act;

  (lll)
  "Taxing Authority" means any Governmental Entity exercising regulatory authority in respect of any taxes;

  (mmm)
  "Transfer Agent" means any Person as may from time to time be appointed by Exchangeco as the registrar and transfer agent for the Exchangeable Shares;

  (nnn)
  "US Gold" means US Gold Corporation, a corporation incorporated under the laws of the State of Colorado;

  (ooo)
  "US Gold Control Transaction" has the meaning ascribed thereto in the Exchangeable Share Provisions;

  (ppp)
  "US Gold Share" means a share of common stock in the capital of US Gold;

  (qqq)
  "U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended; and

  (rrr)
  "Voting and Exchange Trust Agreement" has the meaning ascribed thereto in the Exchangeable Share Provisions.

1.2
The division of this Plan of Arrangement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. Unless reference is specifically made to some other document or instrument, all references herein to articles and sections are to articles and sections of this Plan of Arrangement.

1.3
Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; words importing any gender shall include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4
If the date on which any action is required to be taken hereunder by a Party is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5
Unless otherwise stated, all references in this Agreement to sums of money are expressed in, and all payments provided for herein shall be made in United States dollars, and "$" or "US$" refers to United States dollars and "C$" refers to Canadian dollars.

1.6
All payments to be made hereunder will be made without interest and less any tax required by Canadian or United States tax law to be deducted and withheld.

1.7
References in this Plan of Arrangement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect.

1.8
References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

1.9
Exhibit 1—Exchangeable Share Provisions, attached to this Plan of Arrangement is incorporated by reference herein and forms part of this Plan of Arrangement.

ARTICLE 2
ARRANGEMENT AGREEMENT

2.1
This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement.

2.2
This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issue of the Certificate of Arrangement, shall become effective on, and be binding on and after, the Effective Time on (i) Minera Andes, US Gold, Callco and Exchangeco; (ii) all holders and all beneficial owners of Minera Andes Shares, Minera Andes Options and Replacement Options; (iii) all holders and all beneficial owners of Exchangeable Shares from time to time; (iv) all holders and beneficial owners of US Gold Shares received in exchange for Exchangeable Shares or on the exercise of Replacement Options; (v) the transfer agent in respect of the Minera Andes Shares; and (vi) the Depositary.

2.3
The Articles of Arrangement and Certificate of Arrangement shall be filed and issued, respectively, with respect to this Arrangement in its entirety. The Certificate of Arrangement shall be conclusive evidence that the Arrangement has become effective and that each of the provisions of Article 3 has become effective in the sequence set out therein.

2.4
Other than as expressly provided for herein, no portion of this Plan of Arrangement shall take effect with respect to any Party or Person until the Effective Time. Furthermore, each of the events listed in Article 3 shall be, without affecting the timing set out in Article 3, mutually conditional, such that no event described in said Article 3 may occur without all steps occurring, and those events shall effect the integrated transaction which constitutes the Arrangement.

ARTICLE 3
ARRANGEMENT

3.1
Commencing at the Effective Time, each of the events set out below shall occur and shall be deemed to occur in the following order without any further act or formality except as otherwise provided herein:

(a)
US Gold shall contribute cash in the amount of $1 million to Callco in exchange for the issuance of an additional 150,000,000 shares of common stock of Callco to US Gold, and Callco shall contribute cash in the amount of $1 million to Exchangeco in exchange for the issuance of an additional 150,000,000 shares of common stock of Exchangeco to Callco;

(b)
Subject to Section 5.5, each issued and outstanding Minera Andes Share, other than those held by Dissenting Shareholders, will be transferred to Exchangeco in exchange for such number of fully paid and non-assessable Exchangeable Shares as is equal to the number of Minera Andes Shares so exchanged multiplied by the Exchange Ratio, and such transfer shall be reflected in the register of holders of Exchangeable Shares and in the register of holders of Minera Andes Shares accordingly;

(c)
Subject to applicable Laws and regulatory approval, each Minera Andes Option (whether vested or unvested) outstanding immediately prior to the Effective Time shall be converted for and deemed to be an option (a "Replacement Option") to purchase such number of US Gold Shares equal to the product of the Exchange Ratio multiplied by the number of Minera Andes Shares issuable upon exercise of such Minera Andes Option. Such Replacement Option shall provide for an exercise price per US Gold Share equal to the exercise price per share of such Minera Andes Option immediately prior to the Effective Time divided by the Exchange Ratio provided that the exercise price otherwise determined shall be adjusted to the extent, if any, required to ensure that the "in-the-money" amount with respect to the Replacement Options immediately after the Effective Time does not exceed the "in-the-money" amount with respect to such Minera Andes Options immediately before the Effective Time. If the foregoing calculation results in a Replacement Option being exercisable for a fraction of a US Gold Share, then the number of US Gold Shares subject to such Replacement Option shall be rounded down to the next whole number of US Gold Shares and the total exercise price for the Replacement Option will be reduced by the exercise price of the fractional US Gold Share. If the foregoing calculation results in the exercise price for a Replacement Option being an exercise price per US Gold Share including a fraction of a cent, the exercise price shall be rounded up to the next whole cent. The term to expiry and vesting schedule of each Replacement Option and the other terms and conditions of each Replacement Option will be as provided for under the Minera Andes stock option plan and in individual stock option grant agreements, other than the fact that each Replacement Option is exercisable for a US Gold Share instead of a Minera Andes share and subject to the foregoing provisions.

(d)
Each Minera Andes Share held by a Dissenting Shareholder shall be transferred by the registered holder thereof to Minera Andes and Minera Andes shall thereupon be obliged to pay the amount therefor determined and payable in accordance with Article 4 in exchange for such Minera Andes Shares, and the name of such holder shall be removed from the central securities register as a holder of Minera Andes Shares and such Minera Andes Shares shall cease to be outstanding;

  (e)
  Coincident with the share exchange set out in Section 3.1(b), (i) US Gold, Callco and Exchangeco shall execute and deliver the Support Agreement and (ii) US Gold, Callco, Exchangeco and the trustee to be appointed under such agreement shall execute and deliver the Voting and Exchange Trust Agreement, and (iii) US Gold shall issue to and deposit with the trustee under the Voting and Exchange Trust Agreement the Special Voting Share, in consideration of the payment to US Gold of $1.00, to be thereafter held of record by the trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement.

3.2   Transfers Free and Clear

        All transfers of securities pursuant to the Arrangement shall be free and clear of all Encumbrances.

3.3   Adjustment to Exchange Ratio

        The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, consolidation, stock dividend (including any dividend or distribution of securities convertible into US Gold Shares or Minera Andes Shares), merger, reorganization, recapitalization or other like change with respect to US Gold Shares or Minera Andes Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

3.4   Tax Election

        An Eligible Holder whose Minera Andes Shares are exchanged for Exchangeable Shares pursuant to the Arrangement shall be entitled to make an income tax election, pursuant to subsection 85(1) of the Tax Act or, if the Eligible Holder is a partnership, subsection 85(2) of the Tax Act (and, in each case, any analogous provision of applicable provincial income tax law) (a "Section 85 Election") with respect to the transfer of all or any portion of the Eligible Holder's Minera Andes Shares in exchange for the Exchangeable Shares by providing two signed copies of the necessary and prescribed election forms to Exchangeco, within 90 days following the Effective Date, duly completed with the number of Minera Andes Shares transferred and the applicable agreed amounts in Canadian dollars for the purposes of such elections. Exchangeco shall, within 90 days after receiving the completed election forms from an Eligible Holder, and subject to such election forms complying with the provisions of the Tax Act (or applicable provincial income tax law), sign and return them to the Eligible Holder for filing with the CRA (or the applicable provincial tax authority).

        Neither US Gold, Callco, Exchangeco or Minera Andes (or any successor corporation thereto), nor their directors, officers, agents, advisors or representatives, shall be responsible for the proper completion of any election form and, except for the obligation of Exchangeco to sign and return duly completed election forms which are received within 90 days following the Effective Date, neither US Gold, Callco, Exchangeco or Minera Andes (or any successor corporation thereto), nor their directors, officers, agents, advisors or representatives shall be responsible for any taxes, interest or penalties resulting from the failure of an Eligible Holder to properly complete or file such election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial income tax law). In its sole discretion, Exchangeco or any successor corporation may choose to sign and return an election form received by it more than 90 days following the Effective Date, but will have no obligation to do so. A tax election package, consisting of the relevant federal tax election forms and a tax instruction letter shall be made available via the internet on US Gold's website at www.usgold.com. Alternatively, a tax instruction letter shall also be made available from the Depositary by checking the appropriate box on the Letter of Transmittal and submitting the Letter of Transmittal to the Depositary within 30 days following the Effective Date in accordance with the procedures set out in the Minera Andes Proxy Circular relating to the Arrangement. The tax instruction letter shall provide general instructions on how to make the Section 85 Election with Exchangeco in order to obtain a full or partial tax-deferred rollover for Canadian income tax purposes in respect of the sale of an Eligible Holder's Minera Andes Shares to Exchangeco.

ARTICLE 4
DISSENT PROCEDURES

4.1
Each registered holder of Minera Andes Shares shall have the right to dissent with respect to the Arrangement in accordance with the Interim Order, provided that, notwithstanding section 191 of the ABCA, such Dissenting Shareholder's notice of dissent is received by Minera Andes by no later than 5:00 p.m. (Toronto time) on that day that is at least two Business Days prior to the date of the Minera Andes Meeting or any date to which the Minera Andes Meeting is adjourned or postponed. A Dissenting Shareholder shall, at the Effective Time, cease to have any rights as a holder of Minera Andes Shares and shall only be entitled to be paid the fair value in Canadian dollars for their Minera Andes Shares by Minera Andes. A Dissenting Shareholder who is paid the fair value of the holder's Minera Andes Shares shall be deemed to have transferred the holder's Minera Andes Shares free and clear of any Encumbrances to Minera Andes, notwithstanding the provisions of Section 191 of the ABCA. A Dissenting Shareholder who, for any reason, is not entitled to be paid the fair value for their Minera Andes Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Minera Andes Shares and shall be entitled to receive only the consideration contemplated in Section 3.1(b) that such holder would have received pursuant to the Arrangement if such holder had not exercised dissent rights. The fair value of the Minera Andes Shares shall be determined as of the close of business on the last Business Day before the day on which the Arrangement is approved by the holders of Minera Andes Shares at the Minera Andes Meeting, but in no event shall Minera Andes be required to recognize Dissenting Shareholders as a shareholder of Minera Andes after the Effective Time and the names of such holders shall be removed from the applicable register as at the Effective Time. For greater certainty, in addition to any other restrictions in section 191 of the ABCA, no Person who has voted in favour of the Arrangement shall be entitled to dissent with respect to the Arrangement. In addition, a Minera Andes Shareholder may only exercise dissent rights in respect of all, and not less than all, of its Minera Andes Shares.

ARTICLE 5
OUTSTANDING CERTIFICATES AND FRACTIONAL SECURITIES

5.1
From and after the Effective Time, certificates formerly representing Minera Andes Shares that were exchanged under Section 3.1 shall represent only the right to receive the consideration to which the holders are entitled under the Arrangement, or as to those held by Dissenting Shareholders, other than those Dissenting Shareholders deemed to have participated in the Arrangement pursuant to Section 4.1, to receive the fair value of the Minera Andes Shares represented by such certificates.

5.2
Exchangeco shall, as soon as practicable following the later of the Effective Date and the date of deposit to the Depositary for cancellation of a duly completed Letter of Transmittal, the certificates representing one or more Minera Andes Shares, and such other documents and instruments as would have been required to effect the transfer of the Minera Andes Shares under the ABCA and the articles of Minera Andes and such other documents and instruments as the Depositary may reasonably require, either:

(a)
deliver or cause to be delivered by first class mail (postage prepaid) to such former holder at the address specified in the Letter of Transmittal; or

  (b)
  if requested by such holder in the Letter of Transmittal, make available or cause to be made available at the Depositary for pickup by such holder,

  certificates representing the number of Exchangeable Shares such holder is entitled to receive under the Arrangement.

5.3
If any certificate which immediately prior to the Effective Time represented one or more outstanding Minera Andes Shares that were exchanged pursuant to Section 3.1 for Exchangeable Shares has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to have been lost, stolen or destroyed, the Depositary will issue and deliver in exchange for such lost stolen or destroyed certificate, a certificate or certificates representing the Exchangeable Shares to which the holder is entitled pursuant to the Arrangement. The Person who is entitled to receive a certificate or certificates representing the Exchangeable Shares shall, as a condition precedent to the receipt thereof, give a bond to each of Minera Andes and Exchangeco and their respective transfer agents satisfactory to each of Minera Andes and Exchangeco, in such amount as Minera Andes and Exchangeco may direct, or shall, to the extent agreed by Exchangeco and Minera Andes, otherwise indemnify Minera Andes and Exchangeco and their respective transfer agents against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles of Minera Andes.

5.4
Subject to the requirements of applicable law with respect to unclaimed property, any certificate formerly representing Minera Andes Shares that is not deposited with all other documents as required by this Plan of Arrangement on or before the fifth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature including the right of the holder of such shares to receive Exchangeable Shares. In such case, such Exchangeable Shares shall be returned to Exchangeco and such Exchangeable Shares shall be cancelled.

5.5
No fractional Exchangeable Shares shall be issued under this Arrangement. In the event that a holder of Minera Andes Shares would otherwise be entitled to a fraction of an Exchangeable Share, the number of Exchangeable Shares issued to such holder shall be rounded up to the nearest whole number of Exchangeable Shares if the fractional entitlement is equal to or greater than 0.5 and shall, without any additional compensation, be rounded down to the lesser whole number of Exchangeable Shares if the fractional entitlement is less than 0.5.

5.6
No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Minera Andes Shares unless and until the holder of such certificate shall surrender such certificate in accordance with Section 5.2 or 5.3, as the case may be. Subject to applicable Law and Section 7.1, at the time of such surrender of any such certificate (or, in the case of clause (ii) below, at the appropriate payment date), there shall, in addition to the issue and delivery of the certificates representing the Exchangeable Shares to which such holder is entitled, be paid to such holder, without interest, (i) the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to the Exchangeable Shares to which such holder is entitled pursuant hereto and (ii) to the extent not paid under clause (i), the amount of dividends or other distributions with a record date after the Effective Time and with a payment date subsequent to surrender.

 ARTICLE 6
AMENDMENTS

6.1
Subject to the provisions of the Interim Order, US Gold and Minera Andes may amend, modify or supplement this Plan of Arrangement (an "Amendment") at or prior to the Minera Andes Meeting. If such Amendment, if disclosed, would reasonably be expected to affect a Minera Andes Shareholder's decision to vote for or against the Arrangement Resolution, notice of such Amendment shall be given to the Minera Andes Securityholders by press release, newspaper, advertisement, prepaid ordinary mail, or by the method most reasonably practicable in the circumstances, as US Gold and Minera Andes may agree. Any Amendment so proposed shall become part of this Plan of Arrangement for all purposes and the Plan of Arrangement, as amended, shall be the subject of the Arrangement Resolution.

6.2
Subject to the provisions of the Interim Order and any Final Order, any Amendment may be made jointly by US Gold and Minera Andes at any time following the Minera Andes Meeting prior to the Effective Time or unilaterally by US Gold at any time following the Effective Time provided such Amendment is: (i) approved by the Court; and (ii) communicated to Minera Andes Securityholders as may be directed by the Court. Notwithstanding the foregoing, if such Amendment concerns a matter which is of an administrative nature required to better give effect to the implementation of the Plan of Arrangement and is not adverse to the financial or economic interests of any present or former Minera Andes Securityholder, then no Court approval or communication to the Minera Andes Securityholders shall be required.

ARTICLE 7
WITHHOLDING RIGHTS

7.1
US Gold, Exchangeco, Callco, Minera Andes and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any Person hereunder and from all dividends or other distributions otherwise payable to any Minera Andes Securityholder such amounts, and in such currency, as US Gold, Exchangeco, Callco, Minera Andes or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign Tax Law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority. To the extent that the amount so required to be deducted or withheld from any payment to such Person exceeds the cash portion of the consideration otherwise payable to such Person, US Gold, Exchangeco, Callco, Minera Andes and the Depositary, as the case may be, are hereby authorized:

(a)
in the case of the transactions described in Section 3.1(b) hereof, to require such Person to make a cash payment in the amount of such Tax to US Gold, Exchangeco, or the Depositary, as the case may be, prior to the transfer of Exchangeable Shares to such Person; and

(b)
in the case of other transactions, to sell or otherwise dispose of such portion of the consideration as is necessary to provide funds to US Gold, Exchangeco, Callco, Minera Andes or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and US Gold, Exchangeco, Callco, Minera Andes or the Depositary will notify such Person and remit to the Person any unapplied balance of the net proceeds of such sale.

 ARTICLE 8
CERTAIN RIGHTS OF US GOLD AND CALLCO TO ACQUIRE EXCHANGEABLE SHARES

8.1   Change of Law Call Right

  Without limiting US Gold's and Callco's other rights contained in the Exchangeable Share Provisions, including the Retraction Call Right, US Gold and Callco shall have the following rights in respect of the Exchangeable Shares:

  (a)
  US Gold, and to the extent not exercised by US Gold, Callco, shall have the overriding right, in the event of a Change of Law, to purchase (or to cause Callco to purchase) from all but not less than all of the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) all but not less than all of the Exchangeable Shares held by each such holder upon payment by US Gold or Callco, as the case may be, of an amount per share (the "Change of Law Call Purchase Price") equal to the Exchangeable Share Price (payable in the form of Exchangeable Share Consideration) applicable on the last Business Day prior to the Change of Law Call Date, in accordance with Subsection 8.1(c) (the "Change of Law Call Right"). In the event of the exercise of the Change of Law Call Right by US Gold or Callco, as the case may be, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to US Gold or Callco, as the case may be, on the Change of Law Call Date upon payment by US Gold to such holder of the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such Exchangeable Share.

  (b)
  To exercise the Change of Law Call Right, US Gold or Callco must notify the Transfer Agent of its intention to exercise such right at least 45 days before the date on which US Gold or Callco intends to acquire the Exchangeable Shares (the "Change of Law Call Date"). The Transfer Agent will notify the holders of Exchangeable Shares as to whether US Gold or Callco has exercised the Change of Law Call Right forthwith after receiving notice from US Gold or Callco. If US Gold or Callco exercises the Change of Law Call Right, then, on the Change of Law Call Date, US Gold or Callco, as the case may be, will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Change of Law Call Purchase Price (payable in the form of Exchangeable Share Consideration).

  (c)
  For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, US Gold or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the aggregate Exchangeable Share Consideration representing the total Change of Law Call Purchase Price, less any amount required to be deducted or withheld therefrom, pursuant to Section 7.1. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Change of Law Call Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Change of Law Call Purchase Price payable by US Gold or Callco, as the case may be, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of US Gold Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of Exchangeco and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of US Gold or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled.

  (d)
  Notwithstanding the foregoing, neither US Gold nor Callco shall be entitled to exercise the Change of Law Call Right if more than 5% of the Exchangeable Shares are held by US residents.

8.2   Liquidation Call Right

  Without limiting US Gold's and Callco's other rights contained in the Exchangeable Share Provisions, including the Retraction Call Right, US Gold and Callco shall have the following rights in respect of the Exchangeable Shares:

  (a)
  Subject to Section 5.2(b) of the Exchangeable Share Provisions, US Gold and Callco shall each have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding-up its affairs, pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by US Gold or Callco, as the case may be, to each such holder of the Exchangeable Share Price (payable in the form of Exchangeable Share Consideration) applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with Subsection 8.2(c). In the event of the exercise of the Liquidation Call Right by US Gold or Callco, as the case may be, each holder (other than US Gold and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to US Gold or Callco, as the case may be, on the Liquidation Date upon payment by US Gold or Callco, as the case may be, to such holder of the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such Exchangeable Share, whereupon Exchangeco shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased by US Gold or Callco, as the case may be.

  (b)
  To exercise the Liquidation Call Right, US Gold or Callco must notify Exchangeco and the Transfer Agent of US Gold's or Callco's intention to exercise such right at least 30 days before the Liquidation Date, in the case of a voluntary liquidation, dissolution or winding-up of Exchangeco or any other voluntary distribution of the assets of Exchangeco among its shareholders for the purpose of winding-up its affairs, and at least five Business Days before the Liquidation Date, in the case of an involuntary liquidation, dissolution or winding-up of Exchangeco or any other involuntary distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs. The Transfer Agent will notify the holders of Exchangeable Shares as to whether US Gold or Callco has exercised the Liquidation Call Right forthwith after receiving notice from US Gold or Callco. If US Gold or Callco exercises the Liquidation Call Right, then on the Liquidation Date, US Gold or Callco, as the case may be, will purchase and the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration).

  (c)
  For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, US Gold or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the aggregate Exchangeable Share Consideration representing the total Liquidation Call Purchase Price, less any amount required to be deducted or withheld therefrom, pursuant to Section 7.1. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the holders of the Exchangeable Shares (other than US Gold and its Subsidiaries) shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Liquidation Call Purchase Price payable by Callco or US Gold, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of US Gold Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the by-laws of Exchangeco and such additional documents and instruments as the Transfer Agent and Exchangeco may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Callco or US Gold, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If neither US Gold nor Callco exercises the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by Exchangeco in connection with the liquidation, dissolution or winding-up of Exchangeco pursuant to Article 5 of the Exchangeable Share Provisions.

8.3   Redemption Call Right

  Without limiting US Gold's and Callco's other rights contained in the Exchangeable Share Provisions, including the Retraction Call Right, US Gold and Callco shall have the following rights in respect of the Exchangeable Shares:

  (a)
  Subject to Section 7.2(b) of the Exchangeable Share Provisions, US Gold and Callco shall each have the overriding right (the "Redemption Call Right"), in the event of and notwithstanding the proposed redemption of the Exchangeable Shares by Exchangeco pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by US Gold or Callco, as the case may be, to each such holder of the Exchangeable Share Price (payable in the form of Exchangeable Share Consideration) applicable on the last Business Day prior to the Redemption Date (the "Redemption Call Purchase Price") in accordance with Subsection 8.3(c). In the event of the exercise of the Redemption Call Right by US Gold or Callco, as the case may be, each holder of Exchangeable Shares (other than US Gold and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to US Gold or Callco, as the case may be, on the Redemption Date upon payment by US Gold or Callco, as the case may be, to such holder of the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration) for each such Exchangeable Share, whereupon Exchangeco shall have no obligation to redeem, or to pay the Redemption Price in respect of, such shares so purchased by US Gold or Callco, as the case may be.

  (b)
  To exercise the Redemption Call Right, US Gold or Callco, as the case may be, must notify the Transfer Agent of US Gold's or Callco's intention to exercise such right at least 30 days before the Redemption Date, except in the case of a redemption occurring as a result of an US Gold Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, in which case US Gold or Callco, as the case may be, shall so notify the Transfer Agent and Exchangeco as soon as reasonably practicable on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether US Gold or Callco has exercised the Redemption Call Right forthwith after receiving notice of exercise by US Gold or Callco. If US Gold or Callco exercises the Redemption Call Right, then, on the Redemption Date, US Gold or Callco, as the case may be, will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price (payable in the form of Exchangeable Share Consideration).

  (c)
  For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, US Gold or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, the aggregate Exchangeable Share Consideration representing the total Redemption Call Purchase Price, less any amount required to be withheld or deducted therefrom, pursuant to Section 7.1. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Redemption Date the holders of the Exchangeable Shares (other than US Gold and its Subsidiaries) shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Redemption Call Purchase Price payable by US Gold or Callco, as the case may be, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of US Gold Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the by-laws of Exchangeco and such additional documents and instruments as the Transfer Agent and Exchangeco may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of US Gold or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If US Gold or Callco does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price otherwise payable by Exchangeco in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

ARTICLE 9
GENERAL

9.1
Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

9.2
From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Minera Andes Shares and Minera Andes Options issued prior to the Effective Time, (ii) the rights and obligations of Minera Andes Securityholders, and US Gold, Minera Andes and Exchangeco shall be solely as provided for in this Plan of Arrangement and the Arrangement Agreement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted), only with respect to or in connection with this Plan of Arrangement, based on or in any way relating to any Minera Andes Shares or Minera Andes Options shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein and in the Arrangement Agreement.

9.3
This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. Any questions as to the interpretation or application of this Plan of Arrangement and all proceedings taken in connection with this Plan of Arrangement and its provisions shall be subject to the exclusive jurisdiction of the Court.

EXHIBIT 1

EXCHANGEABLE SHARE PROVISIONS

AUTHORIZED CAPITAL

McEwen Mining—Minera Andes Acquisition Corp.

        The maximum number of shares of each class that the Corporation is authorized to issue and the designation, rights, privileges, restrictions and conditions of each class of shares are set out below.

A.    COMMON SHARES

        The Corporation is authorized to issue an unlimited number of Common Shares, which constitute a separate and distinct class of shares. The Common Shares shall carry and be subject to the following rights, privileges, restrictions and conditions, namely:

  1.
  Subject to the specific restriction with respect to the election or appointment of directors outlined in paragraph 2 below, the holders of Common Shares are entitled to receive notice of any meeting of the shareholders of the Corporation and to attend and vote thereat except those meetings where only holders of a specified class or particular series of shares are entitled to vote and each holder thereof shall be entitled to one (1) vote per share in person or by proxy.

  2.
  With respect to the rights of the shareholders to elect or appoint directors as outlined in the ABCA, the voting rights attaching to the Common Shares shall give the holders of the Common Shares the right to vote on the election or appointment of two (2) out of the three (3) directors of the Corporation and, for clarification, the holders of the Common Shares shall have no right to vote on the election or appointment of the remaining director of the Corporation, which is a right attaching to the Exchangeable Shares.

  3.
  Subject to the rights, privileges, restrictions and conditions attaching to any other shares of the Corporation, the holders of the Common Shares are entitled to receive any dividend declared and paid by the Corporation.

  4.
  Subject to the rights, privileges, restrictions and conditions attaching to any other shares of the Corporation, in the event of the liquidation, dissolution or winding-up of the Corporation, the holders of the Common Shares are entitled to receive the remaining property of the Corporation after payment of all of the Corporation's liabilities.

B.    EXCHANGEABLE SHARES

        The Corporation is authorized to issue an unlimited number of Exchangeable Shares, which constitute a separate and distinct class of shares. The Exchangeable Shares shall carry and be subject to the following rights, privileges, restrictions and conditions, namely:

1.    INTERPRETATION

1.1    Definitions

        For the purposes of these Share Provisions, unless something in the subject matter or context is inconsistent therewith:

  "ABCA" means the Business Corporations Act (Alberta), including the regulations promulgated thereunder, in either case as amended from time to time.

  "Arrangement" means the arrangement under the provisions of Section 193 of the ABCA, on the terms and conditions set forth in the Plan of Arrangement as may be supplemented, modified or amended.

  "Arrangement Agreement" means the arrangement agreement by and among US Gold, Minera Andes and the Corporation to be dated on or about September 22, 2011, as amended and restated from time to time, providing for, among other things, the Arrangement.

  "Board of Directors" means the board of directors of the Corporation.

  "Business Day" means a day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in the Province of Ontario, the Province of Alberta and the State of New York are generally open for the transaction of banking business.

  "Callco" means McEwen Mining (Alberta) ULC, an unlimited liability corporation incorporated under the Laws of the Province of Alberta.

  "Canadian Dollar Equivalent" means in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date the product obtained by multiplying:

  (a)
  the Foreign Currency Amount; by

  (b)
  the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

  "Certificate of Arrangement" means the certificate to be issued by the Registrar pursuant to Section 193(11) of the ABCA, giving effect to the Arrangement;

  "Change of Law Call Right" has the meaning ascribed thereto in the Plan of Arrangement.

  "Common Shares" means the common shares in the capital of the Corporation.

  "Contract" means any contract, instrument, franchise, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, arrangement or understanding whether written or oral.

  "Court" means the Court of Queen's Bench of Alberta.

  "Current Market Price" means, in respect of a share of US Gold Common Stock on any date, the Canadian Dollar Equivalent of the average closing sale price on the NYSE during the period of 20 consecutive trading days ending on the third trading day immediately before such date or, if the shares of US Gold Common Stock are not then listed on the NYSE, on such other stock exchange or automated quotation system on which the shares of US Gold Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of shares of US Gold Common Stock during such period does not reflect the fair market value of a share of US Gold Common Stock, then the Current Market Price of a share of US Gold Common Stock shall be determined by the Board of Directors, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding, absent manifest error.

  "Effective Date" means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

  "Exchange Right" has the meaning ascribed thereto in the Voting and Exchange Trust Agreement.

  "Exchangeable Shares" means the exchangeable shares in the capital of the Corporation, having the rights, privileges, restrictions and conditions set forth in these Share Provisions.

  "Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Corporation in respect of such Exchangeable Share, or purchase of such Exchangeable Share pursuant to these Share Provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

  (a)
  the Current Market Price of one share of US Gold Common Stock deliverable in connection with such action; plus

  (b)
  a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; plus

  (c)
  such stock or other property constituting any declared, payable and unpaid non-cash dividends deliverable in connection with such action,

  provided that: (i) the part of the consideration which represents (a) above shall be fully paid and satisfied by the delivery of one share of US Gold Common Stock, such share to be duly issued, fully paid and non-assessable; (ii) the part of the consideration which represents (c) above shall be fully paid and satisfied by delivery of such non-cash items; (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest; and (iv) any such consideration shall be paid less any Tax required to be deducted and withheld therefrom and without interest.

  "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

  (a)
  the Current Market Price of one share of US Gold Common Stock; plus

  (b)
  an additional amount equal to the full amount of all cash dividends declared, payable and unpaid, on such Exchangeable Share; plus

  (c)
  an additional amount equal to the full amount of all dividends declared and payable or paid on shares of US Gold Common Stock which have not been declared or paid on Exchangeable Shares in accordance herewith; plus

  (d)
  an additional amount representing the full amount of all non-cash dividends declared, payable and unpaid, on such Exchangeable Share.

  "Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event or with respect to the business to be conducted at any annual general meeting of the Corporation, including but not limited to, election of one of the directors of the Corporation pursuant to Section 9.2 hereof, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement.

  "Exempt Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the shares of US Gold Common Stock.

  "Final Order" means the final order of the Court approving the Arrangement, as such order may be affirmed, supplemented, modified or amended by any court of competent jurisdiction.

  "Governmental Entity" means any (i) multinational, federal, provincial, territorial, state, municipal, local or other government, governmental or public department, central bank, court, commission,

  commissioner, tribunal, arbitral body, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or Taxing Authority under or for the account of any of the foregoing, or (iv) stock exchange, automated quotation system, self regulatory authority or securities regulatory authority, including, without limitation, the TSX and the NYSE.

  "Laws" means all laws (including common law and civil law), by-laws, statutes, rules, regulations, principles of law and equity, orders, ordinances, judgments, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term "applicable" with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Person or its business, undertaking, property or securities.

  "LCR Exercising Party" has the meaning set out in Section 5.2(a).

  "Liquidation Amount" has the meaning ascribed thereto in Section 5.1(a).

  "Liquidation Call Purchase Price" has the meaning set out in Section 5.2(a).

  "Liquidation Call Right" has the meaning ascribed thereto in Section 5.2(a).

  "Liquidation Date" has the meaning ascribed thereto in Section 5.1(a).

  "Minera Andes" means Minera Andes Inc., a corporation incorporated under the Laws of the Province of Alberta.

  "Non-Affiliated Holders" means the registered holders (and for greater certainty excluding any Exchangeable Shares beneficially held by US Gold and its Subsidiaries through any registered holder) of Exchangeable Shares other than US Gold and its Subsidiaries.

  "NYSE" means the New York Stock Exchange.

  "Other Corporation" has the meaning ascribed thereto in Section 11.1(c)(iii).

  "Other Shares" has the meaning ascribed thereto in Section 11.1(c)(iii).

  "Person" means and includes individuals, corporations, partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities, and governments, agencies and political subdivisions thereof.

  "Plan of Arrangement" means the plan of arrangement to which these Share Provisions are attached as Exhibit 1, as may be supplemented, modified or amended from time to time in accordance with the terms thereof.

  "RCR Exercising Party" has the meaning ascribed thereto in Section 6.2(a).

  "Redemption Call Purchase Price" has the meaning ascribed thereto in Section 7.2(a).

  "Redemption Call Right" has the meaning ascribed thereto in Section 7.2(a).

  "Redemption CR Exercising Party" has the meaning ascribed thereto in Section 7.2(a).

  "Redemption Date" means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares, which date shall be no earlier than the tenth anniversary of the Effective Date, unless:

  (a)
  the aggregate number of Exchangeable Shares issued and outstanding (other than Exchangeable Shares held by US Gold and its Subsidiaries) is less than 5% of the number of Exchangeable Shares issued on the Effective Date and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision, combination or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares in which case the Board of Directors may accelerate such redemption date to such date, as they may determine, upon at least 30 days' prior written notice to the registered holders of the Exchangeable Shares;

  (b)
  a US Gold Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such a US Gold Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such US Gold Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date as it may determine, upon such number of days prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

  (c)
  an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date) intended by the Exchangeable Share Voting Event in a commercially reasonable manner that does not result in an Exchangeable Share Voting Event, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days prior written notice of such redemption to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances; or

  (d)
  an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b) or (c) above to any of such holders of Exchangeable Shares shall not affect the validity of any such redemption.

  "Redemption Price" has the meaning ascribed thereto in Section 7.1(a).

  "Registrar" means the Registrar appointed pursuant to Section 263 of the ABCA.

  "Retracted Shares" has the meaning ascribed thereto in Section 6.1(a).

  "Retraction Call Purchase Price" has the meaning ascribed thereto in Section 6.2(a).

  "Retraction Call Right" has the meaning ascribed thereto in Section 6.2(a).

  "Retraction Date" has the meaning ascribed thereto in Section 6.1(a).

  "Retraction Price" has the meaning ascribed thereto in Section 6.1(a).

  "Retraction Request" has the meaning ascribed thereto in Section 6.1(a).

  "Share Provisions" means the rights, privileges, restrictions and conditions set out herein.

  "Subdivision" has the meaning ascribed thereto in Section 3.2.

  "Subsidiary" means, with respect to a specified person, any entity, whether incorporated or unincorporated, in which such person owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such person otherwise has the power to direct.

  "Support Agreement" means a support agreement to be entered into prior to the issuance by the Corporation of any Exchangeable Shares among US Gold, Callco and the Corporation, as may be amended, supplemental or otherwise modified from time to time in accordance with the terms thereof, the purpose of which will be for US Gold (for itself and on behalf of Callco) and the Corporation to covenant to do all things reasonably necessary and desirable to enable and permit the Corporation or Callco to perform its obligations hereunder.

  "Tax" and "Taxes" means all taxes, assessments, charges, dues, duties, rates, fees, imposts, levies and similar charges of any kind lawfully levied, assessed or imposed by any Governmental Entity, including all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes and charges, sales taxes, use taxes, ad valorem taxes, value added taxes, subsoil use or extraction taxes and ownership fees, transfer taxes (including, without limitation, taxes relating to the transfer of interests in real property or entities holding interests therein), franchise taxes, licence taxes, withholding taxes, health taxes, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security, workers' compensation, employment/unemployment insurance or compensation taxes, mandatory pension and other social fund taxes or premium, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, harmonized sales tax, customs duties or other taxes, fees, imports, assessments or charges or any kind whatsoever, and any instalments in respect thereof, together with any interest, fines and any penalties or additional amounts imposed by any Taxing Authority (domestic or foreign) and any interest, fines, penalties, additional Taxes and additions to Tax imposed by any Taxing Authority (domestic or foreign) with respect to the foregoing and including any amount in respect of the foregoing as a transferee or successor, guarantor or surety or in a similar capacity under any Contract or by operation of Law.

  "Tax Act" means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time.

  "Taxing Authority" means any Governmental Entity exercising regulatory authority in respect of any Taxes.

  "Transfer Agent" means any Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares.

  "Trustee" means the trustee chosen by US Gold to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the Laws of Canada or any Province thereof and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

  "TSX" means the Toronto Stock Exchange.

  "US Gold" means US Gold Corporation, a corporation incorporated under the Laws of the State of Colorado.

  "US Gold Call Notice" has the meaning ascribed thereto in Section 6.2(b).

  "US Gold Common Stock" means the shares of common stock of US Gold, no par value, having voting rights of one vote per share, and any other securities into which such shares may be changed or for which such shares may be exchanged (whether or not US Gold shall be the issuer of such securities) or any other consideration which may be received by the holders of such shares pursuant to a recapitalization, reconstruction, reorganization or reclassification of, or amalgamation, merger, liquidation or similar transaction affecting, such shares.

  "US Gold Control Transaction" shall be deemed to have occurred if:

  (a)
  any Person, firm or corporation acquires (including by way of plan of arrangement) directly or indirectly any voting security of US Gold and immediately after such acquisition, the acquirer has voting securities representing more than 50 per cent of the total voting power of all the then outstanding voting securities of US Gold on a fully-diluted basis;

  (b)
  the shareholders of US Gold shall approve a merger, consolidation, recapitalization or reorganization of US Gold, other than any such transaction which would result in the holders of outstanding voting securities of US Gold immediately prior to such transaction having more than 50 per cent of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction;

  (c)
  the shareholders of US Gold shall approve a liquidation of US Gold; or

  (d)
  US Gold sells or disposes of all or substantially all of its assets.

  "US Gold Dividend Declaration Date" means the date on which the board of directors of US Gold declares any dividend or other distribution on the shares of US Gold Common Stock.

  "US Gold Successors" has the meaning ascribed thereto in Section 12.2(b).

  "U.S. Tax Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

  "Voting and Exchange Trust Agreement" means the agreement to be entered into prior to the issuance by the Corporation of any Exchangeable Shares made between US Gold, Callco, the Corporation and the Trustee, the purpose of which will be to create a trust for the benefit of the registered holders of Exchangeable Shares that will enable the Trustee to exercise voting rights on behalf of the holders of Exchangeable Shares similar to those of holders of US Gold Common Stock.

1.2    Sections and Headings

        The division of these Share Provisions into articles and sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of these Share Provisions. Unless otherwise indicated, any reference in these Share Provisions to an article or section refers to the specified article or section of these Share Provisions.

1.3    Number Gender and Persons

        In these Share Provisions, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

        References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

1.4    Date for any Action

        If any date on which any action is required to be taken under these Share Provisions is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5    Payments

        All payments to be made hereunder shall be made without interest and less any Tax required by Canadian or U.S. Law to be deducted and withheld.

1.6    Currency

        In these Share Provisions, unless stated otherwise, all references to sums of money are expressed in, and all payments provided for herein shall be made in United States dollars, and "$" or "US$" refers to United States dollars and "C$" refers to Canadian dollars.

2.    RANKING OF EXCHANGEABLE SHARES

2.1    Ranking

        The Exchangeable Shares shall be entitled to a preference over the Common Shares, and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends as and to the extent provided in ARTICLE 3 and with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs as and to the extent provided in ARTICLE 5.

3.    DIVIDENDS

3.1    Dividends

        A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable Law, on each US Gold Dividend Declaration Date, declare a dividend on each Exchangeable Share:

  (a)
  in the case of a cash dividend or distribution declared on the shares of US Gold Common Stock, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent of the cash dividend or distribution declared on each share of US Gold Common Stock on the US Gold Dividend Declaration Date;

  (b)
  in the case of a stock dividend or distribution declared on the shares of US Gold Common Stock to be paid in shares of US Gold Common Stock, subject to Section 3.2, by the issue or transfer by the Corporation of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of US Gold Common Stock to be paid on each share of US Gold Common Stock; or

  (c)
  in the case of a dividend or distribution declared on the shares of US Gold Common Stock in property other than cash or shares of US Gold Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6 hereof) the type and amount of property declared as a dividend or distribution on each share of US Gold Common Stock.

        Such dividends or distributions shall be paid out of the assets of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares or other securities of the Corporation, as applicable. Subject to Section 3.2, the holders of Exchangeable Shares shall not be entitled to any dividends other than or in excess of the dividends referred to in this Section 3.1.

3.2    Subdivision on Stock Dividend

        In the case of a stock dividend declared on the shares of US Gold Common Stock to be paid in shares of US Gold Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in good faith and in its discretion and subject to applicable Law and to obtaining all required regulatory approvals, subdivide, redivide or change (the "Subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the Subdivision becomes a number of Exchangeable Shares equal to the sum of: (i) one share of US Gold Common Stock; and (ii) the number of shares of US Gold Common Stock to be paid as a share dividend on each share of US Gold Common Stock. In making such Subdivision, the Board of Directors shall consider the effect thereof upon the then outstanding Exchangeable Shares and the general taxation consequences of the Subdivision to the holders of the Exchangeable Shares (other than US Gold and its Subsidiaries). In such instance, and notwithstanding any other provision hereof, such Subdivision, shall become effective on the effective date specified in Section 3.4 without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, subject to applicable Law; no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such Subdivision.

3.3    Payment of Dividends

        Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends or distributions contemplated by Section 3.1(a) hereof and the sending of such cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable Law and any applicable requirements of a central depository for securities, certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends or other distributions contemplated by Section 3.1(b) hereof or any Subdivision contemplated by Section 3.2 and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend or other distribution represented thereby. Such other type and amount of property in respect of any dividends or distributions contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend or other distribution represented thereby. Subject to the requirements of applicable Law with respect to unclaimed property, no holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend or distribution that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of five years from the date on which such dividend was first payable.

3.4    Record and Payment Dates

        The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend or distribution declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the shares of US Gold Common Stock. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any Subdivision of the Exchangeable Shares under Section 3.2 and the effective date of such Subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding dividend or distribution declared on the shares of US Gold Common Stock.

3.5    Partial Payment

        If on any payment date for any dividends or distributions declared on the Exchangeable Shares under Section 3.1 hereof the dividends or distributions are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys or other assets properly applicable to the payment of such dividends or distributions.

3.6    Economic Equivalence

        For the purposes of Section 3.1 and Section 3.2 hereof, the Board of Directors shall determine, acting in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), economic equivalence and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

  (a)
  in the case of any stock dividend or other distribution payable in shares of US Gold Common Stock, the number of such shares issued in proportion to the number of shares of US Gold Common Stock previously outstanding;

  (b)
  in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price, the volatility of shares of US Gold Common Stock and the term of any such instrument;

  (c)
  in the case of the issuance or distribution of any other form of property (including, without limitation, any shares or securities of US Gold of any class other than US Gold Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b), any evidences of indebtedness of US Gold or any assets of US Gold), the relationship between the fair market value (as determined by the Board of Directors in the manner contemplated above) of such property to be issued or distributed with respect to each outstanding share of US Gold Common Stock and the Current Market Price;

  (d)
  in the case of any subdivision, redivision or change of the then outstanding shares of US Gold Common Stock into a greater number of shares of US Gold Common Stock or the reduction, combination, consolidation or change of the then outstanding shares of US Gold Common Stock into a lesser number of shares of US Gold Common Stock or any amalgamation, merger, reorganization or other transaction affecting the shares of US Gold Common Stock, the effect thereof upon the then outstanding shares of US Gold Common Stock; and

  (e)
  in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares compared to holders of shares of US Gold Common Stock (including to the extent that such consequences may differ as a result of differences between taxation Laws of Canada and the United States) except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares.

4.    CERTAIN RESTRICTIONS

4.1    Certain Restrictions

        So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 hereof:

  (a)
  pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends, other than stock dividends payable in Common Shares or in any such other shares ranking junior to the Exchangeable Shares, as the case may be;

  (b)
  redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or the distribution of the assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs;

  (c)
  redeem or purchase or make any capital distribution in respect of any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs; or

  (d)
  issue any shares other than (i) Exchangeable Shares, (ii) Common Shares, and (iii) any other shares ranking junior to the Exchangeable Shares, other than by way of stock dividends to the holders of such Exchangeable Shares, provided that the restrictions in Sections 4.1(a), 4.1(b) and 4.1(c) hereof shall not apply if all dividends and distributions on the outstanding Exchangeable Shares corresponding to dividends and distributions declared and paid to date on the shares of US Gold Common Stock shall have been declared and paid in full on the Exchangeable Shares.

5.    LIQUIDATION

5.1    Participation Upon Liquidation, Dissolution or Winding Up of the Corporation

  (a)
  Subject to applicable Law and the due exercise by US Gold or Callco of a Liquidation Call Right, in the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding up or other distribution (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount"), which shall be satisfied in full by the Corporation causing to be delivered to such holder the Exchangeable Share Consideration representing the Liquidation Amount.

  (b)
  In the case of a distribution on Exchangeable Shares under this Section 5.1 and provided the Liquidation Call Right has not been exercised by US Gold or Callco, on or promptly after the Liquidation Date, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the aggregate Liquidation Amount for such Exchangeable Shares shall be satisfied by causing to be delivered to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares on behalf of the Corporation of the Exchangeable Share Consideration representing the aggregate Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the aggregate Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to transfer or cause to be issued or transferred, and deposited in a custodial account with any chartered bank or trust company in Canada named in such notice, the Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, such Liquidation Amount to be held by such bank or trust company as trustee for and on behalf of, and for the use and benefit of, such holders. Upon such deposit being made, the rights of a holder of Exchangeable Shares after such deposit shall be limited to receiving its proportionate part of the Liquidation Amount for such Exchangeable Shares so deposited, without interest, and all dividends and other distributions with respect to the shares of US Gold Common Stock to which such holder is entitled with a record date after the date of such deposit and before the date of transfer of such shares of US Gold Common Stock to such holder (in each case less any amounts withheld on account of Tax required to be deducted and withheld therefrom) against presentation and surrender of the certificates for the Exchangeable Shares held by the holder in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount (less any amounts withheld on account of Tax required to be deducted and withheld therefrom), the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the US Gold Common Stock delivered to them or the custodian on their behalf.

  (c)
  After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the total Liquidation Amount pursuant to this Section 5.1, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.2    Liquidation Call Rights

  (a)
  Subject to the limitations set forth in Section 5.2(b), including that Callco shall only be entitled to exercise its Liquidation Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Liquidation Call Right, US Gold and Callco shall each have the overriding right (a "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation for the purpose of winding up its affairs pursuant to Section 5.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date (other than US Gold and its Subsidiaries) all but not less than all of the Exchangeable Shares held by each such holder on payment by whichever of US Gold or Callco is exercising such right (the "LCR Exercising Party") of an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") which shall be satisfied in full by delivery to such holder of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price. In the event of the exercise of a Liquidation Call Right, each holder of Exchangeable Shares (other than US Gold and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to the LCR Exercising Party on the Liquidation Date on payment by the LCR Exercising Party to the holder of the Liquidation Call Purchase Price for each such share and the Corporation shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased by the LCR Exercising Party.

  (b)
  Callco shall only be entitled to exercise its Liquidation Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Liquidation Call Right. In order to exercise its Liquidation Call Right, an LCR Exercising Party must notify in writing the Transfer Agent, as agent for the holders of Exchangeable Shares, the Trustee and the Corporation of its intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not a Liquidation Call Right has been exercised (such notice to specify the LCR Exercising Party and such form of notice to be provided by US Gold to the Transfer Agent) forthwith after the earlier of: (i) the date notice of exercise has been provided to the Transfer Agent; and (ii) the expiry of the date by which the same may be exercised. If an LCR Exercising Party exercises its Liquidation Call Right in accordance with this Section 5.2, all obligations of the Corporation under Section 5.1 shall terminate and on the Liquidation Date such LCR Exercising Party will purchase and the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) will sell all of their Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price (payable in the form of Exchangeable Share Consideration).

  (c)
  For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Liquidation Call Right, the LCR Exercising Party shall deposit or cause to be deposited, with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the aggregate Liquidation Call Purchase Price less any required Tax withholdings. Provided that the aggregate Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date holders of the Exchangeable Shares (other than US Gold and its Subsidiaries) shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive such holder's proportionate part of the total Liquidation Call Purchase Price payable by the LCR Exercising Party, without interest, upon presentation and surrender of certificates representing the Exchangeable Shares held by such holder and the holder shall be deemed for all purposes to be holders of US Gold Common Stock to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of the LCR

    Exercising Party shall deliver to such holder, the Exchangeable Share Consideration representing the Liquidation Call Purchase Price. If neither US Gold nor Callco exercises its Liquidation Call Right in the manner described above, on the Liquidation Date the holders of Exchangeable Shares shall be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding up of the Corporation pursuant to Section 5.1 hereof.

6.    RETRACTION AT OPTION OF HOLDER

6.1    Retraction at Option of Holder

  (a)
  Subject to applicable Law and the due exercise by either US Gold or Callco of a Retraction Call Right, a holder of Exchangeable Shares shall be entitled at any time to require the Corporation to redeem, on the fifth Business Day after the date on which the Retraction Request is received by the Corporation (the "Retraction Date"), any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"), which shall be satisfied in full by the Corporation causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. The holder must give notice of a requirement to redeem by presenting and surrendering at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares that the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the Corporation's articles and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation.

  (b)
  In the case of a redemption of Exchangeable Shares under this Section 6.1, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1(a) hereof of a certificate representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(e) and that neither US Gold or Callco has exercised the Retraction Call Right, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date. On the Retraction Date, the Corporation shall deliver or cause to be delivered to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent, as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Price and such delivery of such Exchangeable Share Consideration by or on behalf of the Corporation by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price to the extent that the same is represented by such Exchangeable Share Consideration, unless such cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

  (c)
  On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the shares of US Gold Common Stock delivered to such holder.

  (d)
  Notwithstanding any other provision of this Section 6.1, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and neither US Gold nor Callco shall have exercised its Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law and more than one holder has delivered a Retraction Request, the Corporation shall redeem Retracted Shares in accordance with Section 6.1(b) on a pro rata basis and shall issue to each such holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.1(b) hereof. If the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(e) and neither US Gold nor Callco shall have exercised its Retraction Call Right in respect of any such Retracted Shares, an Insolvency Event (as defined in the Voting and Exchange Trust Agreement) shall, to the extent it has not theretofore occurred, be deemed thereupon to have occurred and the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.1(b) as a result of solvency requirements or other provisions of applicable Law shall be deemed by giving the Retraction Request to have exercised its Exchange Right so as to require US Gold or, at the option of US Gold, Callco to purchase the unredeemed Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by US Gold or, at the option of US Gold, Callco to such holder of the Retraction Price, all as more specifically provided in the Voting and Exchange Trust Agreement.

  (e)
  A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to US Gold or Callco shall be deemed to have been revoked.

  (f)
  Notwithstanding any other provision of this ARTICLE 6, if:

  (i)
  exercise of the rights of the holders of the Exchangeable Shares, or any of them, to require the Corporation to redeem any Exchangeable Shares pursuant to this ARTICLE 6 on any Retraction Date would require listing particulars or any similar document to be issued in order to obtain the approval of NYSE or TSX to the listing and trading (subject to official notice of issuance) of, the shares of US Gold Common Stock that would be required to be delivered to such holders of Exchangeable Shares in connection with the exercise of such rights; and

  (ii)
  as a result of (i) above, it would not be practicable (notwithstanding the reasonable endeavours of US Gold) to obtain such approvals in time to enable all or any of such shares of US Gold Common Stock to be admitted to listing and trading by NYSE or TSX (subject to official notice of issuance) when so delivered, the Retraction Date shall, notwithstanding any other date specified or otherwise deemed to be specified in any relevant Retraction Request, be deemed for all purposes to be the earlier of (i) the second business day immediately following the date the approvals referred to in Section 6.1(f)(i) are obtained, and (ii) the date which is 30 Business Days after the date on which the relevant Retraction Request is received by the Corporation, and references in these Share Provisions to such Retraction Date shall be construed accordingly.

6.2    Retraction Call Rights

  (a)
  In the event that a holder of Exchangeable Shares delivers a Retraction Request pursuant to Section 6.1 and subject to the limitations set forth in Section 6.2(b), including that Callco shall only be entitled to exercise its Retraction Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Retraction Call Right, US Gold and Callco shall each have the overriding right (a "Retraction Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Section 6.1 hereof, to purchase from such holder on the Retraction Date all but not less than all of the Retracted Shares held by such holder on payment by whichever of US Gold or Callco is exercising such right (the "RCR Exercising Party") of an amount per share equal to the Exchangeable Share Price on the last Business Day prior to the Retraction Date (the "Retraction Call Purchase Price") which shall be satisfied in full by the RCR Exercising Party causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Call Purchase Price. In the event of the exercise of a Retraction Call Right, a holder of Exchangeable Shares who has delivered a Retraction Request shall be obligated to sell all the Retracted Shares to the RCR Exercising Party on the Retraction Date on payment by the RCR Exercising Party of an amount per share equal to the Retraction Call Purchase Price for each such share in the form of Exchangeable Share Consideration.

  (b)
  Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify US Gold and Callco thereof. Callco shall only be entitled to exercise its Retraction Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Retraction Call Right. In order to exercise its Retraction Call Right, the RCR Exercising Party must notify the Corporation in writing of its determination to do so (a "US Gold Call Notice") within five Business Days of notification to such RCR Exercising Party by the Corporation of the receipt by the Corporation of the Retraction Request. If neither US Gold nor Callco so notifies the Corporation within such five Business Day period, the Corporation shall notify the holder as soon as possible thereafter that neither will exercise the Retraction Call Right. If either US Gold or Callco delivers a US Gold Call Notice within such five Business Day period and duly exercises its Retraction Call Right in accordance with this Section 6.2, the obligation of the Corporation to redeem the Retracted

    Shares shall terminate and, provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(e), the RCR Exercising Party shall purchase from such holder and such holder shall sell to the RCR Exercising Party on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price in the form of Exchangeable Share Consideration. Provided that the aggregate Retraction Call Purchase Price has been so deposited with the Transfer Agent as provided in Section 6.2(c), the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that neither US Gold nor Callco delivers a US Gold Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.1(e), the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in Section 6.1(b).

  (c)
  For the purpose of completing a purchase of Exchangeable Shares pursuant to the exercise of a Retraction Call Right, the RCR Exercising Party shall deliver or cause to be delivered to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the Retraction Call Purchase Price to which such holder is entitled and such delivery of Exchangeable Share Consideration on behalf of the RCR Exercising Party shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Call Purchase Price to the extent that the same is represented by such Exchangeable Share Consideration, unless such cheque comprising part of such Exchangeable Share Consideration is not paid on due presentation.

  (d)
  On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Retraction Call Purchase Price unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the aggregate Retraction Call Purchase Price payable to such holder shall not be made, in which case the rights of such holder shall remain unaffected until such aggregate Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of such aggregate Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by the RCR Exercising Party shall thereafter be considered and deemed for all purposes to be a holder of the shares of US Gold Common Stock delivered to such holder.

7.    REDEMPTION BY THE CORPORATION

7.1    Redemption by the Corporation

  (a)
  Subject to applicable Law and the due exercise by either US Gold or Callco of a Redemption Call Right, the Corporation shall on the Redemption Date redeem all of the then outstanding Exchangeable Shares for an amount per share equal to the Exchangeable Share Price on the last Business Day prior to such Redemption Date (the "Redemption Price") which shall be satisfied in full by the Corporation causing to be delivered the Exchangeable Share Consideration representing the Redemption Price.

  (b)
  In any case of a redemption of Exchangeable Shares under this Section 7.1, the Corporation shall, at least 30 days before the Redemption Date (other than a Redemption Date established in connection with a US Gold Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by US Gold or Callco under its Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder (other than US Gold and its Subsidiaries in the case of a purchase by US Gold or Callco). In the case of a Redemption Date established in connection with a US Gold Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event the written notice of redemption by the Corporation or the purchase by US Gold or Callco under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, such Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

  (c)
  On or after the Redemption Date and subject to the exercise by US Gold or Callco of a Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price (in the form of Exchangeable Share Consideration) for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the articles of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require. Payment of the aggregate Redemption Price for Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of such holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Exchangeable Share Consideration representing the aggregate Redemption Price. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the aggregate Redemption Price deliverable to a holder for Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected until the aggregate Redemption Price deliverable to such holder has been paid in the manner hereinbefore provided.

  (d)
  The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price (in the form of Exchangeable Share Consideration) of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and any interest allowed on such deposit shall belong to the Corporation. Provided that such total Redemption Price has been so deposited prior to the Redemption Date, on and after the Redemption Date, the Exchangeable Shares shall be redeemed and the rights of the holders thereof after the Redemption Date shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the shares of US Gold Common Stock delivered to them.

7.2    Redemption Call Rights

  (a)
  Subject to the limitations set forth in Section 7.2(b), including that Callco shall only be entitled to exercise its Redemption Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Redemption Call Right, US Gold and Callco shall each have the overriding right (a "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Section 7.1 hereof, to purchase from all but not less than all of the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) on the Redemption Date in respect of which the Redemption Call Right is exercised all but not less than all of the Exchangeable Shares held by each such holder on payment by whichever of US Gold or Callco is exercising such right (the "Redemption CR Exercising Party") of an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to such Redemption Date (the "Redemption Call Purchase Price") which shall be satisfied in full by causing to be delivered to such holder the Exchangeable Share Consideration representing the Redemption Call Purchase Price. In the event of the exercise of a Redemption Call Right, each holder of Exchangeable Shares (other than US Gold and its Subsidiaries) shall be obligated to sell all the Exchangeable Shares held by such holder to the Redemption CR Exercising Party on the Redemption Date on payment by the Redemption CR Exercising Party to such holder of the Redemption Call Purchase Price for each such share (in the form of Exchangeable Share Consideration).

  (b)
  Callco shall only be entitled to exercise its Redemption Call Right with respect to those holders of Exchangeable Shares, if any, in respect of which US Gold has not exercised its Redemption Call Right. In order to exercise its Redemption Call Right, a Redemption CR Exercising Party must notify in writing the Transfer Agent, as agent for the holders of Exchangeable Shares and the Corporation of its intention to exercise such right at least 30 days before the Redemption Date, except in the case of a redemption occurring as a result of an US Gold Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, in which case US Gold or Callco, as the case may be, shall so notify the Transfer Agent and Exchangeco on or before the Redemption Date. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not a Redemption Call Right has been exercised (such notice to specify the Redemption CR Exercising Party and such form of notice to be provided by US Gold to the Transfer Agent) forthwith after the earlier of: (i) the date notice of exercise has been provided to the Transfer Agent; and (ii) the expiry of the date by which the same may be exercised. If a Redemption CR Exercising Party duly exercises its Redemption Call Right in accordance with this Section 7.2, the right of the Corporation to redeem any Exchangeable Shares pursuant to Section 7.1 on the Redemption Date shall terminate at such time and on the Redemption Date such Redemption CR Exercising Party will purchase and the holders of Exchangeable Shares (other than US Gold and its Subsidiaries) will sell all of their Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price (in the form of Exchangeable Share Consideration).

  (c)
  For the purposes of completing a purchase of the Exchangeable Shares pursuant to the exercise of a Redemption Call Right, the Redemption CR Exercising Party shall deposit with the Transfer Agent, on or before the Redemption Date, the aggregate Exchangeable Share Consideration representing the Redemption Call Purchase Price deliverable by the Redemption CR Exercising Party. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Redemption Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive such holder's proportionate part of the total Redemption Call Purchase Price, without interest, payable by the Redemption CR Exercising Party upon presentation and surrender by such holder of certificates representing the Exchangeable Shares held by such holder in accordance with the following provisions and such holder shall on and after the last Business Day prior to such Redemption Date be considered and deemed for all purposes to be the holder of the shares of US Gold Common Stock which such holder is entitled. Upon surrender to the Transfer Agent of a certificate representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the articles of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of the Redemption CR Exercising Party shall deliver to such holder, the Exchangeable Share Consideration representing the Redemption Call Purchase Price. If neither US Gold nor Callco exercises the Redemption Call Right in the manner described above, on the Redemption Date a holder of Exchangeable Shares shall be entitled to receive in exchange therefor the Redemption Price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Section 7.1 hereof.

8.    PURCHASE FOR CANCELLATION

8.1    Purchase for Cancellation

  (a)
  Subject to applicable Law and the articles of the Corporation and notwithstanding Section 8.1(b) the Corporation may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with any holder of Exchangeable Shares.

  (b)
  Subject to applicable Law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price per share by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this Section 8.1(b), more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

9.    VOTING RIGHTS

9.1    Voting Rights

        Subject to the provisions of Section 9.2, the holders of Exchangeable Shares are entitled to receive notice of any meeting of the shareholders of the Corporation and to attend and vote thereat, except those meetings where only holders of a specified class or particular series of shares are entitled to vote, and each holder thereof shall be entitled to one (1) vote per share in person or by proxy.

9.2    Election or Appointment of a Single Director

        With respect to the rights of shareholders to elect or appoint directors as outlined in the ABCA, the rights attaching to the Exchangeable Shares provided by these Share Provisions shall give the holders of the Exchangeable Shares a limited right to vote (and each holder thereof shall be entitled to one (1) vote per share in person or by proxy) on the election or appointment of one (1) out of the three (3) directors of the Corporation and, for clarification, the holders of the Exchangeable Shares shall have no right to vote on the election or appointment of the remaining two (2) directors of the Corporation, being a right attaching to the Common Shares.

10.    AMENDMENT AND APPROVAL

10.1    Amendment

        The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

10.2    Approval

        Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares as a separate class (other than the election of a single director as provided in Section 9.2 for which quorum shall be determined in accordance with the by-laws of the Corporation) shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable Law, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that such approval must be given also by the affirmative vote of holders of more than two-thirds of the Exchangeable Shares represented in person or by proxy at the meeting excluding Exchangeable Shares beneficially owned by US Gold or any of its Subsidiaries. If at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such reconvened meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such reconvened meeting excluding Exchangeable Shares beneficially owned by US Gold or any of its Subsidiaries shall constitute the approval or consent of the holders of the Exchangeable Shares. For purposes of this Section 10.2, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

11.    RECIPROCAL CHANGES, ETC. IN RESPECT OF US GOLD COMMON STOCK

11.1    Reciprocal Changes

  (a)
  Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that US Gold will not, except as provided in the Support Agreement, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof:

  (i)
  issue or distribute shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire US Gold Common Stock) to the holders of all or substantially all of the then outstanding US Gold Common Stock, by way of stock dividend or other distribution, other than an issue of shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire US Gold Common Stock) to holders of shares of US Gold Common Stock who exercise an option to receive dividends in shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire US Gold Common Stock) in lieu of receiving cash dividends or pursuant to any dividend reinvestment plan or scrip dividend or similar arrangement;

  (ii)
  issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of US Gold Common Stock entitling them to subscribe for or to purchase shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock); or

  (iii)
  issue or distribute to the holders of all or substantially all of the then outstanding shares of US Gold Common Stock:

  (A)
  shares or securities of US Gold of any class other than US Gold Common Stock (or securities convertible into or exchangeable for or carrying rights to acquire such securities);

  (B)
  rights, options or warrants other than those referred to in Section 11.1(a)(ii) above;

  (C)
  evidences of indebtedness of US Gold; or

  (D)
  assets of US Gold,

    unless (x) the Corporation is permitted under applicable Law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares and (y) the Corporation shall issue or distribute the economic equivalent of such rights, options, warrants, securities, shares evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by US Gold in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement.

  (b)
  Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that US Gold will not, except as provided in the Support Agreement, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof:

  (i)
  subdivide, redivide or change the then outstanding shares of US Gold Common Stock into a greater number of shares of US Gold Common Stock;

    (ii)
    reduce, combine, consolidate or change the then outstanding shares of US Gold Common Stock into a lesser number of shares of US Gold Common Stock; or

    (iii)
    reclassify or otherwise change the rights, privileges or other terms of the then outstanding shares of US Gold Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the US Gold Common Stock, unless (x) the Corporation is permitted under applicable Law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares, and (y) the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by US Gold in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof.

  (c)
  Notwithstanding the foregoing provisions of this ARTICLE 11, in the event of a US Gold Control Transaction:

  (i)
  in which US Gold merges or amalgamates with, or in which all or substantially all of the then outstanding shares of US Gold Common Stock are acquired by one or more other corporations to which US Gold is, immediately before such merger, amalgamation or acquisition, related within the meaning of the Tax Act (otherwise than virtue of a right referred to in paragraph 251(5)(b) thereof);

  (ii)
  which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

  (iii)
  in which all or substantially all of the then outstanding US Gold Common Stock are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such US Gold Control Transaction, owns or controls, directly or indirectly, US Gold, then all references herein to "US Gold" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to shares of "US Gold Common Stock" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of shares pursuant to these Share Provisions or exchange of shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the US Gold Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, option or retraction of such shares pursuant to these Share Provisions, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the US Gold Control Transaction and the US Gold Control Transaction was completed) but subject to subsequent adjustments to reflect any subsequent changes in the share capital of the issuer of the Other Shares, including without limitation, any subdivision, consolidation or reduction of share capital, without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

12.    ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

12.1    Actions by the Corporation

        The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by US Gold and Callco with all provisions of the Support Agreement applicable to US Gold, Callco and the Corporation, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant to such agreement.

12.2    Changes to Support Agreement

        The Corporation shall not agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

  (a)
  adding to the covenants of any or all of the parties to the Support Agreement if the board of directors of each of the Corporation, Callco and US Gold shall be of the opinion that such additions will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders;

  (b)
  evidencing the succession of successors to US Gold either by operation of Law or agreement to the liabilities and covenants of US Gold under the Support Agreement ("US Gold Successors") and the covenants of and obligations assumed by each such US Gold Successor in accordance with the provisions of Article 3 of the Support Agreement;

  (c)
  making such amendments or modifications not inconsistent with the Support Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Corporation, Callco and US Gold, having in mind the best interests of the Non-Affiliated Holders as a whole, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders as a whole; or

  (d)
  making such changes or corrections which, on the advice of counsel to the Corporation, Callco and US Gold, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of the Corporation, Callco and US Gold shall be of the opinion that such changes or corrections will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders.

13.    LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

13.1    Legend

        The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement and the Voting and Exchange Trust Agreement (including, but not limited to the provisions with respect to the call rights, voting rights and exchange rights thereunder).

13.2    Call Rights

        Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, Change of Law Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of US Gold and Callco, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, or a Change of Law or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of US Gold or Callco, as the case may be, as herein provided.

13.3    Withholding Rights

        US Gold, Callco, the Corporation and the Transfer Agent shall be entitled to deduct and withhold from any consideration otherwise payable to any holder of Exchangeable Shares such amounts as US Gold, Callco, the Corporation or the Transfer Agent is required to deduct and withhold with respect to such payment under the Tax Act or the U.S. Tax Code or any provision of provincial, state, territorial, local or foreign Tax Law, in each case as amended or succeeded. The Transfer Agent may act and rely on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, US Gold, Callco, the Corporation and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to US Gold, Callco, the Corporation or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and US Gold, Callco, the Corporation or the Transfer Agent shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

14.    NOTICES

14.1    Notices

        Subject to applicable Law, any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary of the Corporation. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2    Certificates

        Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail (postage prepaid) shall be at the sole risk of the holder mailing the same.

14.3    Notices to Shareholders

        Subject to applicable Law, any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of shareholders of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares, or any defect in such notice, shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

        In the event of any interruption of mail service immediately prior to a scheduled mailing or in the period following a mailing during which delivery normally would be expected to occur, the Corporation will make reasonable efforts to disseminate any notice by other means, such as publication. Except as otherwise required or permitted by Law, if post offices in Canada or the United States are not open for the deposit of mail, any notice which the Corporation or the Transfer Agent may give or cause to be given will be deemed to have been properly given and to have been received by holders of Exchangeable Shares if (i) it is given to the TSX for dissemination or (ii) it is published once in the National Edition of The Globe and Mail and in the daily newspapers of general circulation in each of the French and English languages in the City of Montreal, provided that if the National Edition of The Globe and Mail is not being generally circulated, publication thereof will be made in any other daily newspaper of general circulation published in the City of Toronto.

        Notwithstanding any other provisions of these Share Provisions, notices, other communications and deliveries need not be mailed if the Corporation determines that delivery thereof by mail may be delayed. Persons entitled to any deliveries (including certificates and cheques) which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deliveries were made, upon application to the Transfer Agent, until such time as the Corporation has determined that delivery by mail will no longer be delayed. The Corporation will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this Section 14.3. Such deliveries in such circumstances will constitute delivery to the persons entitled thereto.

15.    DISCLOSURE OF INTERESTS IN EXCHANGEABLE SHARES

15.1    Disclosure of Interests

        The Corporation shall be entitled to require any Person whom the Corporation knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share (i) to confirm that fact or (ii) to give such details as to whom has an interest in such Exchangeable Share, in each case as would be required (if the Exchangeable Shares were a class of "equity securities" of Exchangeco) under Section 102.1 of the Securities Act (Ontario), as amended from time to time, or as would be required under the articles of US Gold or any Laws or regulations, or pursuant to the rules or regulations of any regulatory authority, of Canada or the United States as if, and only to the extent that, the Exchangeable Shares were US Gold Common Stock.

SCHEDULE A

RETRACTION REQUEST

To:
US Gold Corporation ("US Gold"), McEwen Mining (Alberta) ULC ("Callco") and McEwen Mining—Minera Andes Acquisition Corp. (the "Corporation"), care of the Trustee

        This notice is given pursuant to ARTICLE 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

        The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with ARTICLE 6 of the Share Provisions:

                all share(s) represented by this certificate; or

                            share(s) only represented by this certificate.

        The undersigned acknowledges the Retraction Call Right of US Gold and Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to US Gold or Callco in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in Section 6.2 of the Share Provisions. If neither US Gold nor Callco determines to exercise its Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This Retraction Request, and this offer to sell the Retracted Shares to US Gold or Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

        The undersigned acknowledges that if, as a result of solvency provisions of applicable Law, the Corporation is unable to redeem all Retracted Shares and provided that neither US Gold nor Callco has exercised the Retraction Call Right with respect to the Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right so as to require US Gold or, at the option of US Gold, Callco to purchase the unredeemed Retracted Shares.

        The undersigned hereby represents and warrants to the Corporation, US Gold and Callco that the undersigned:

        ☐    is

        (select one)

        ☐    is not

a resident in Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS A RESIDENT IN CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

        The undersigned hereby represents and warrants to the Corporation, US Gold and Callco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation, US Gold or Callco, as the case may be, free and clear of all liens, claims, encumbrances, security interests and adverse claims.

(Date)
(Signature of Shareholder)
(Guarantee of Signature)

        ☐    Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, Ontario or Calgary, Alberta, failing which such securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

        NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto, Ontario or Calgary, Alberta. The securities and any cheque resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s) Are to be Registered, Issued or Delivered (please print)
Street Address or P.O. Box
Signature of Shareholder
City, Province and Postal Code
Signature Guaranteed by

        NOTE: If this Retraction Request is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).

EXHIBIT B

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT is made as of    •    , 2011 (this "Agreement"), among US Gold Corporation ("US Gold"), a corporation existing under the laws of the State of Colorado, McEwen Mining (Alberta) ULC ("Callco"), a corporation existing under the laws of the Province of Alberta and McEwen Mining—Minera Andes Acquisition Corp. ("Exchangeco"), a corporation existing under the laws of the Province of Alberta.

        WHEREAS, in connection with an arrangement agreement dated as of    •    , 2011 (such agreement as may be amended or restated is hereinafter referred to as the "Arrangement Agreement"), by and among US Gold, Exchangeco and Minera Andes Inc., a corporation existing under the laws of the Province of Alberta ("Minera Andes"), Exchangeco is to issue exchangeable shares (the "Exchangeable Shares") to the holders of common shares of Minera Andes ("Minera Andes Common Shares") pursuant to an arrangement (the "Arrangement") under Section 193 of the Business Corporations Act (Alberta) on the terms and conditions set out in the Plan of Arrangement (as defined in the Arrangement Agreement);

        WHEREAS, holders of Exchangeable Shares will be entitled to require Exchangeco to redeem such Exchangeable Shares and upon such redemption each Exchangeable Share shall be exchanged by Exchangeco for one share of common stock of US Gold ("US Gold Common Stock");

        WHEREAS, the parties desire to make appropriate provision and to establish a procedure whereby US Gold will take certain actions and make certain payments and deliveries necessary to ensure that Exchangeco and Callco will be able to make certain payments and to deliver or cause to be delivered shares of US Gold Common Stock in satisfaction of the obligations of Exchangeco and/or Callco under the Share Provisions (as hereinafter defined) and this Agreement.

        AND WHEREAS, pursuant to the Arrangement Agreement, US Gold, Callco and Exchangeco are required to execute a support agreement substantially in the form of this Agreement.

        NOW THEREFORE, in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1   Defined Terms

        In this Agreement, each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "Share Provisions") attaching to the Exchangeable Shares as set out in the articles of Exchangeco, which Share Provisions are set out in Exhibit 1 to the Plan of Arrangement which is Exhibit "A" to the Arrangement Agreement. The following terms shall have the following meanings:

  "including" means "including without limitation" and "includes" means "includes without limitation".

  "Special Voting Share" means the one share of Series B Special Voting Preferred Stock with no par value, issued by US Gold to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of US Gold Common Stock equal to the number of Exchangeable Shares outstanding from time to time that are held by Non-Affiliated Holders.

1.2   Interpretation Not Affected By Headings

        The division of this Agreement into articles, sections and other portions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. Unless otherwise specified, references to an "Article" or "Section" refer to the specified Article or Section of this Agreement.

1.3   Number, Gender, etc.

        In this Agreement, unless the context otherwise requires words importing the singular number include the plural and vice versa. Words importing any gender shall include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

        References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

1.4   Date for any Action

        If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in, and all payments provided for herein shall be made in United States dollars, and "US$" refers to United States dollars and "C$" refers to Canadian dollars.

1.6   Payments

        All payments to be made hereunder will be made without interest and less any Tax required by Canadian or United States Law to be deducted and withheld.

ARTICLE 2
COVENANTS OF US GOLD AND EXCHANGECO

2.1   Covenants Regarding Exchangeable Shares

        So long as any Exchangeable Shares owned by Non-Affiliated Holders are outstanding, US Gold will:

  (a)
  not declare or pay any dividend on the US Gold Common Stock unless

  (i)
  Exchangeco shall:

  (A)
  simultaneously declare or pay, as the case may be, an equivalent dividend or other distribution economically equivalent thereto (as determined in accordance with the Share Provisions) on the Exchangeable Shares (an "Equivalent Dividend"); and

  (B)
  have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable Law and the terms of the Share Provisions, of any such Equivalent Dividend; or

    (ii)
    if the dividend is a stock dividend or distribution of stock, in lieu of such a dividend, Exchangeco shall:

    (A)
    effect a corresponding, contemporaneous and economically equivalent subdivision of the Exchangeable Shares (as determined in accordance with the Share Provisions) (an "Equivalent Stock Subdivision"); and

    (B)
    have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

  (b)
  advise Exchangeco sufficiently in advance of the declaration by US Gold of any dividend on US Gold Common Stock and take all such other actions as are reasonably necessary, in co-operation with Exchangeco, to ensure that:

  (i)
  the respective declaration date, record date and payment date for an Equivalent Dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the US Gold Common Stock; and

  (ii)
  the record date and effective date for an Equivalent Stock Subdivision shall be the same as the record date and payment date for the stock dividend or distribution of stock, in lieu of such a dividend, on the shares of US Gold Common Stock and that such Equivalent Stock Subdivision on the Exchangeable Shares shall comply with any requirements of the stock exchange on which the Exchangeable Shares are listed;

  (c)
  ensure that the record date for determining shareholders entitled to receive any dividend declared on the US Gold Common Stock is not less than 10 Business Days after the declaration date for such dividend or such shorter period as may be permitted under applicable Law and the requirements of any stock exchange on which the Exchangeable Shares are listed;

  (d)
  take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable Law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, in respect of each issued and outstanding Exchangeable Share held by Non-Affiliated Holders upon the liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs including all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to cause to be delivered shares of US Gold Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Share Provisions;

  (e)
  take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable Law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price in respect of each issued and outstanding Exchangeable Share held by Non-Affiliated Holders upon the delivery of a Retraction Request by a holder of any Exchangeable Shares or a redemption of Exchangeable Share by Exchangeco, including all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to cause to be delivered shares of US Gold Common Stock to the holders of Exchangeable Shares, in accordance with the provisions of Article 6 or Article 7 of the Share Provisions, as the case may be;

  (f)
  take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Callco or US Gold, in accordance with applicable Law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right, including all such actions and all such things as are necessary or desirable to enable and permit Callco or US Gold to cause to be delivered shares of US Gold Common Stock or other property to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right, the Change of Law Call Right or the Redemption Call Right, as the case may be together with a cheque in respect of any cash portion of the Liquidation Call Purchase Price, Retraction Call Purchase Price, Redemption Call Purchase Price or Change of Law Call Right, as the case may be; and

  (g)
  not (and will ensure that Callco or any of its affiliates do not) exercise its vote as a shareholder of Exchangeco to initiate the voluntary liquidation, dissolution or winding up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs.

2.2   Segregation of Funds

        US Gold will cause Exchangeco to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay or otherwise satisfy its obligations with respect to the applicable dividend, Liquidation Amount, Retraction Price or Redemption Price, once such amounts become payable under the terms of this Agreement or the Share Provisions, in each case for the benefit of Non-Affiliated Holders from time to time of the Exchangeable Shares, and Exchangeco will use such funds, assets and property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable net of any corresponding withholding Tax obligations and for the remittance of such withholding Tax obligations.

2.3   Reservation of US Gold Common Stock

        US Gold hereby represents, warrants and covenants in favour of Exchangeco and Callco that US Gold has reserved for issuance and will, at all times while any Exchangeable Shares are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of US Gold Common Stock (or other shares or securities into which US Gold Common Stock may be reclassified or changed as contemplated by Section 2.7): (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time, and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit each of US Gold, Callco and Exchangeco to meet its obligations under the Voting and Exchange Trust Agreement, the Share Provisions and any other security or commitment pursuant to the Arrangement with respect to which US Gold, Callco and Exchangeco may now or hereafter be required to issue and/or deliver shares of US Gold Common Stock to the Non-Affiliated Holders.

2.4   Notification of Certain Events

        In order to assist US Gold to comply with its obligations hereunder and to permit Callco or US Gold to exercise the Liquidation Call Right, Retraction Call Right, Redemption Call Right and Change of Law Call Right, as applicable, Exchangeco will notify US Gold and Callco of each of the following events at the time set forth below:

  (a)
  in the event of any determination by the board of directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

  (b)
  promptly upon the earlier of (i) receipt by Exchangeco of notice of, and (ii) Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;

  (c)
  immediately upon receipt by Exchangeco of a Retraction Request;

  (d)
  on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions;

  (e)
  promptly upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares or rights to acquire Exchangeable Shares pursuant to the Arrangement); and

  (f)
  promptly, upon receiving notice of a Change of Law (as such term is defined in the Plan of Arrangement).

2.5   Delivery of US Gold Common Stock

        Upon notice from Exchangeco or Callco of any event that requires Exchangeco or Callco to cause to be delivered shares of US Gold Common Stock to any holder of Exchangeable Shares, US Gold shall, forthwith issue and deliver or cause to be delivered the requisite number of shares of US Gold Common Stock to Exchangeco or Callco, as appropriate, and Exchangeco or Callco, as the case may be, shall forthwith deliver or cause to be delivered the requisite number of shares of US Gold Common Stock to or for the benefit of the former holder of the surrendered Exchangeable Shares. All such shares of US Gold Common Stock shall be duly authorized and validly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim or encumbrance. In consideration for the issuance and delivery of each such share of US Gold Common Stock, Exchangeco or Callco, as the case may be, shall subscribe a cash amount or pay a purchase price equal to the fair market value of the shares of US Gold Common Stock, and US Gold shall contribute or cause to be contributed to the capital of Exchangeco or Callco, as the case may be, the cash necessary for Exchangeco or Callco, as the case may be, to effect such subscription or payment.

2.6   Qualification of US Gold Common Stock

        US Gold covenants that it will use its reasonable best efforts to make such filings and seek such regulatory consents and approvals as are necessary so that the shares of US Gold Common Stock to be issued to holders of Exchangeable Shares pursuant to the terms of the Share Provisions, the Voting and Exchange Trust Agreement and this Agreement will be issued in compliance with the applicable securities Laws in Canada and the United States and may be freely traded thereafter (other than by reason of a holder being a "control person" of US Gold for purposes of Canadian federal, provincial or territorial securities Laws or by holders who are Affiliates of US Gold within the meaning of U.S. securities Laws). US Gold will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all shares of US Gold Common Stock to be delivered hereunder to be listed, quoted and posted for trading on all stock exchanges and quotation systems on which outstanding shares of US Gold Common Stock have been listed by US Gold and remain listed and are quoted or posted for trading at such time.

        Notwithstanding any other provision of the Share Provisions, or any term of this Agreement, the Voting and Exchange Trust Agreement or the Plan of Arrangement, no shares of US Gold Common Stock shall be issued (and US Gold will not be required to issue any shares of US Gold Common

Stock) in connection with any liquidation, dissolution or winding-up of Exchangeco, or any retraction, redemption or any other exchange, direct or indirect, of Exchangeable Shares, if such issuance of shares of US Gold Common Stock would not be permitted by applicable Laws.

2.7   Economic Equivalence

        So long as any Exchangeable Shares owned by Non-Affiliated Holders are outstanding:

  (a)
  US Gold will not without prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions:

  (i)
  issue or distribute shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock) to the holders of all or substantially all of the then outstanding US Gold Common Stock by way of stock dividend or other distribution, other than an issue of shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock) to holders of shares of US Gold Common Stock who: (A) exercise an option to receive dividends in shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock) in lieu of receiving cash dividends; or (B) pursuant to any dividend reinvestment plan, scrip dividend or similar arrangement; or

  (ii)
  issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of US Gold Common Stock entitling them to subscribe for or to purchase shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock); or

  (iii)
  issue or distribute to the holders of all or substantially all of the then outstanding shares of US Gold Common Stock (A) shares or securities of US Gold of any class other than US Gold Common Stock (or securities convertible into or exchangeable for or carrying rights to acquire such securities), (B) rights, options or warrants other than those referred to in Section 2.7(a)(ii) above, (C) evidences of indebtedness of US Gold; or (D) assets of US Gold;

    unless (x) Exchangeco is permitted under applicable Law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares and (y) Exchangeco shall issue or distribute the economic equivalent of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares, provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by US Gold in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement.

  (b)
  US Gold will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions:

  (i)
  subdivide, redivide or change the then outstanding shares of US Gold Common Stock into a greater number of shares of US Gold Common Stock; or

  (ii)
  reduce, combine, consolidate or change the then outstanding shares of US Gold Common Stock into a lesser number of shares of US Gold Common Stock; or

    (iii)
    reclassify or otherwise change the rights, privileges or other terms of the then outstanding shares of US Gold Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of US Gold Common Stock;

    unless (x) Exchangeco is permitted under applicable Law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares, and (y) the same or an economically equivalent change is made simultaneously to, or in the rights of the holders of, the Exchangeable Shares, provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by US Gold in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Arrangement Agreement.

  (c)
  US Gold will ensure that the record date for any event referred to in Section 2.7(a) or Section 2.7(b), or (if no record date is applicable for such event) the effective date for any such event, is not less than ten Business Days after the date on which such event is declared or announced by US Gold (with simultaneous notification thereof by US Gold to Exchangeco).

  (d)
  The board of directors of Exchangeco shall determine, acting in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), economic equivalence for the purposes of any event referred to in Section 2.7(a) or Section 2.7(b) and each such determination shall be conclusive and binding on US Gold. In making each such determination, the following factors shall, without excluding other factors determined by the board of directors of Exchangeco to be relevant, be considered by the board of directors of Exchangeco:

  (i)
  in the case of any stock dividend or other distribution payable in shares of US Gold Common Stock, the number of such shares issued in proportion to the number of shares of US Gold Common Stock previously outstanding;

  (ii)
  in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of US Gold Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of US Gold Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price, the volatility of the shares of US Gold Common Stock and the term of any such instrument;

  (iii)
  in the case of the issuance or distribution of any other form of property (including any shares or securities of US Gold of any class other than shares of US Gold Common Stock, any rights, options or warrants other than those referred to in Section 2.7(d)(ii), any evidences of indebtedness of US Gold or any assets of US Gold), the relationship between the fair market value (as determined by the board of directors of Exchangeco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of US Gold Common Stock and the Current Market Price;

  (iv)
  in the case of any subdivision, redivision or change of the then outstanding shares of US Gold Common Stock into a greater number of shares of US Gold Common Stock or the reduction, combination, consolidation or change of the then outstanding shares of US Gold Common Stock into a lesser number of shares of US Gold Common Stock or any amalgamation, merger, reorganization or other transaction affecting the US Gold Common Stock, the effect thereof upon the then outstanding shares of US Gold Common Stock; and

  (v)
  in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares compared to holders of US Gold Common Stock (including to the extent that such consequences may differ as a result of differences between taxation Laws of Canada and the United States) except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares.

  (e)
  Exchangeco agrees that, to the extent required, upon due notice from US Gold, Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the shares of US Gold Common Stock and the Exchangeable Shares as provided for in this Section 2.7.

2.8   Tender Offers

        In the event that a cash offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to US Gold Common Stock (an "Offer") is proposed by US Gold or is proposed to US Gold or its shareholders and is recommended by the board of directors of US Gold, or is otherwise effected or to be effected with the consent or approval of the board of directors of US Gold, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by Callco pursuant to the Redemption Call Right, US Gold and Exchangeco will use reasonable best efforts (to the extent, in the case of an Offer by a third party, within its control) expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of shares of US Gold Common Stock, without discrimination. Without limiting the generality of the foregoing, US Gold and Exchangeco will use reasonable best efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the right of Exchangeco to redeem, or US Gold or Callco to purchase pursuant to the Redemption Call Right, Exchangeable Shares in the event of a US Gold Control Transaction.

2.9   US Gold and Affiliates Not To Vote Exchangeable Shares

        US Gold and Callco each covenant and agree that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Each of US Gold and Callco further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights that may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the ABCA (or any successor or other corporate statute by which Exchangeco may in the future be governed) with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares, provided however, for further clarity, that this Section 2.9 shall not in any way restrict Callco's right to vote its common shares of Exchangeco in accordance with the Share Provisions.

2.10 Stock Exchange Listing

        US Gold covenants and agrees in favour of Exchangeco that US Gold will use its reasonable best efforts to maintain a listing of the Exchangeable Shares on the Toronto Stock Exchange or another designated stock exchange in Canada for the purposes of the Tax Act.

2.11 Issue of Additional Shares

        During the term of this Agreement, US Gold will not issue any Special Voting Shares other than the one Special Voting Share to be issued to the Trustee.

2.12 Ownership of Outstanding Shares

        Without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Share Provisions, US Gold covenants and agrees in favour of Exchangeco that, as long as any outstanding Exchangeable Shares are owned by Non-Affiliated Holders, US Gold will be and remain the direct or indirect beneficial owner of all issued and outstanding common shares in the capital of Exchangeco and Callco. Notwithstanding the foregoing, US Gold shall not be in violation of this Section 2.12 if any person or group of persons acting jointly or in concert acquires all or substantially all of the assets of US Gold or the shares of US Gold Common Stock pursuant to any merger of US Gold pursuant to which US Gold was not the surviving corporation.

2.13 Ordinary Market Purchases

        For greater certainty, nothing contained in this Agreement, including without limitation the obligations of US Gold contained in Section 2.8, shall limit the ability of US Gold (or any of its Subsidiaries (including without limitation, Callco or Exchangeco) to make ordinary market purchases of shares of US Gold Common Stock in accordance with applicable Laws and regulatory or stock exchange requirements.

2.14 Due Performance

        On and after the Effective Date, US Gold, Callco and Exchangeco shall duly and timely perform all of their obligations under the Share Provisions.

ARTICLE 3
US GOLD SUCCESSORS

3.1   Certain Requirements in Respect of Combination, etc.

        US Gold shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

  (a)
  such other Person or continuing corporation (the "US Gold Successor") by operation of Law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the US Gold Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such US Gold Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of US Gold under this Agreement; and

  (b)
  such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder or the holders of Exchangeable Shares.

3.2   Vesting of Powers in Successor

        Whenever the conditions of Section 3.1 have been duly observed and performed, the parties, if required by Section 3.1, shall execute and deliver the supplemental agreement provided for in Section 3.1(a) and thereupon the US Gold Successor and such other person that may then be the issuer of the shares of US Gold Common Stock shall possess and from time to time may exercise each and every right and power of US Gold under this Agreement in the name of US Gold or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of US Gold or any officers of US Gold may be done and performed with like force and effect by the directors or officers of such US Gold Successor.

3.3   Wholly-Owned Subsidiaries

        Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect wholly-owned Subsidiary of US Gold with or into US Gold or the winding-up, liquidation or dissolution of any direct or indirect wholly-owned Subsidiary of US Gold, provided that all of the assets of such Subsidiary are transferred to US Gold or another direct or indirect wholly-owned Subsidiary of US Gold, and any such transactions are expressly permitted by this Article 3.

3.4   Successor Transaction

        Notwithstanding the foregoing provisions of Article 3, in the event of a US Gold Control Transaction:

  (a)
  in which US Gold merges or amalgamates with, or in which all or substantially all of the then outstanding shares of US Gold Common Stock are acquired by, one or more other corporations to which US Gold is, immediately before such merger, amalgamation or acquisition, "related" within the meaning of the Tax Act (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

  (b)
  which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

  (c)
  in which all or substantially all of the then outstanding shares of US Gold Common Stock are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such US Gold Control Transaction, owns or controls, directly or indirectly, US Gold, then all references herein to "US Gold" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to shares of "US Gold Common Stock" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of such shares pursuant to the Share Provisions or Article 8 of the Plan of Arrangement or exchange of such shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the US Gold Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption or retraction of such shares pursuant to the Share Provisions or Article 8 of the Plan of Arrangement, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the US Gold Control Transaction and the US Gold Control Transaction was completed), but subject to subsequent adjustments to reflect any subsequent changes in the share capital of the issuer of the Other Shares, including without limitation, any subdivision, consolidation or reduction of share capital, without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

 ARTICLE 4
GENERAL

4.1   Term

        This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by Non-Affiliated Holders.

4.2   Changes in Capital of US Gold and Exchangeco

        Notwithstanding the provisions of Section 4.4 hereof, at all times after the occurrence of any event contemplated pursuant to Section 2.7 and Section 2.8 hereof or otherwise, as a result of which either the shares of US Gold Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the shares of US Gold Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3   Severability

        Notwithstanding the provisions of Section 4.4 hereof, if any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

4.4   Amendments, Modifications

        Subject to Section 4.2, Section 4.3, and Section 4.5, this Agreement may not be amended or modified except by an agreement in writing executed by Exchangeco, Callco and US Gold and approved by the holders of the Exchangeable Shares in accordance with Section 10.2 of the Share Provisions.

4.5   Ministerial Amendments

        Notwithstanding the provisions of Section 4.4 hereof, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

  (a)
  adding to the covenants of any or all of the parties hereto if the board of directors of each of Exchangeco, Callco and US Gold shall be of the opinion that such additions will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders as a whole;

  (b)
  evidencing the succession of US Gold Successors and the covenants of and obligations assumed by each such US Gold Successor in accordance with the provisions of Article 3;

  (c)
  making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Exchangeco, Callco and US Gold, having in mind the best interests of the Non-Affiliated Holders as a whole, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders as a whole; or

  (d)
  making such changes or corrections which, on the advice of counsel to Exchangeco, Callco and US Gold, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the boards of directors of each of Exchangeco, Callco and US Gold shall be of the opinion that such changes or corrections will not be prejudicial in any material respect to the rights or interests of the Non-Affiliated Holders as a whole.

4.6   Meeting to Consider Amendments

        Exchangeco, at the request of US Gold, shall call a meeting or meetings of the holders of Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of Exchangeco, the Share Provisions and all applicable Laws.

4.7   Enurement

        This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.8   Assignment

        No party hereto may assign this Agreement or any of its rights, interests or obligations under this Agreement or the Arrangement (whether by operation of Law or otherwise) except that Callco may assign in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly-owned subsidiary of US Gold.

4.9   Notices to Parties

        Any notice and other communications required or permitted to be given pursuant to this Agreement shall be sufficiently given if delivered in person or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully) to the parties at the following addresses:

  (a)
  in the case of US Gold, to the following address:

      99 George Street, 3rd Floor
      Toronto, Ontario
      M5A 2N4

      Facsimile No.:    •
      Attention:    •

    with a copy to, which shall not constitute notice for the purposes of this Agreement, to:

      Fraser Milner Casgrain LLP
      Toronto-Dominion Centre
      77 King Street West, Suite 400
      Toronto, Ontario
      M5K 0A1

      Attention: Michael Melanson
      Fax: (416) 863-4592

    and a copy to, which shall not constitute notice for the purposes of this Agreement, to:

      Hogan Lovells US LLP
      One Tabor Centre, Suite 1500
      1200 Seventeenth Street
      Denver, Colorado 80202

      Attention: George Hagerty
      Fax: (303) 899-7333

  (b)
  in the case of Callco, to the following address:

      2900 Manulife Place
      10180-101 Street
      Edmonton, Alberta
      T5J 3V5

      Facsimile No.: (780) 423-7276
      Attention: Corporate Secretary

    with a copy to, which shall not constitute notice for the purposes of this Agreement, to:

      Fraser Milner Casgrain LLP
      Toronto-Dominion Centre
      77 King Street West, Suite 400
      Toronto, Ontario
      M5K 0A1

      Attention: Michael Melanson
      Fax: (416) 863-4592

  (c)
  in the case of Exchangeco, to the following address:

      2900 Manulife Place
      10180-101 Street
      Edmonton, Alberta
      T5J 3V5

      Facsimile No.: (780) 423-7276
      Attention: Corporate Secretary

    with a copy to, which shall not constitute notice for the purposes of this Agreement, to:

      Fraser Milner Casgrain LLP
      Toronto-Dominion Centre
      77 King Street West, Suite 400
      Toronto, Ontario
      M6K 0A1

      Attention: Michael Melanson
      Fax: (416) 863-4592

or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section, and if not given the same shall be deemed to have been received on the date of such delivery or sending.

4.10 Counterparts

        This Agreement may be executed in counterparts (by facsimile or otherwise), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11 Jurisdiction

        This Agreement shall be construed and enforced in accordance with the Laws of the Province of Ontario and the Laws of Canada applicable therein. Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

        [Remainder of this page left intentionally blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

US GOLD CORPORATION
Per:
Name:
Title:
MCEWEN MINING (ALBERTA) ULC
Per:
Name:
Title:
MCEWEN MINING—MINERA ANDES ACQUISITION CORP.
Per:
Name:
Title:

EXHIBIT C

VOTING AND EXCHANGE TRUST AGREEMENT

        This VOTING AND EXCHANGE TRUST AGREEMENT made as of    •    , 2011 (this "Agreement"), among US Gold Corporation ("US Gold"), a corporation existing under the laws of the State of Colorado, McEwen Mining (Alberta) ULC ("Callco"), an unlimited liability corporation existing under the laws of the Province of Alberta, McEwen Mining—Minera Andes Acquisition Corp. ("Exchangeco"), a corporation existing under the laws of the Province of Alberta, and Computershare Trust Company of Canada, (the "Trustee"), a trust company incorporated under the federal laws of Canada.

RECITALS:

        WHEREAS, in connection with an arrangement agreement dated as of     •    , 2011, by and among US Gold, Exchangeco and Minera Andes Inc., a corporation existing under the laws of the Province of Alberta ("Minera Andes") (such agreement as may be amended or restated is hereinafter referred to as the "Arrangement Agreement"), Exchangeco is to issue exchangeable shares (the "Exchangeable Shares") to the holders of common shares of Minera Andes pursuant to an arrangement (the "Arrangement") under Section 193 of the Business Corporations Act (Alberta) on the terms and conditions set out in the Plan of Arrangement (as defined in the Arrangement Agreement);

        WHEREAS, holders of Exchangeable Shares will be entitled to require Exchangeco to redeem such Exchangeable Shares and upon such redemption each Exchangeable Share shall be exchanged for one share of common stock of US Gold ("US Gold Common Stock");

        WHEREAS, the parties desire to make appropriate provision and to establish a procedure whereby voting rights in US Gold shall be exercisable by Beneficiaries (as hereinafter defined) from time to time by and through the Trustee, which will hold legal title to the Special Voting Share (as hereinafter defined) to which voting rights attach for the benefit of Beneficiaries;

        WHEREAS, pursuant to the Arrangement Agreement, US Gold, Callco, Exchangeco and the Trustee are required to execute a voting and exchange trust agreement substantially in the form of this Agreement;

        AND WHEREAS, these recitals and any statements of fact in this Agreement are made by US Gold, Callco and Exchangeco and not by the Trustee.

        NOW THEREFORE, in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1   Definitions

        In this Agreement, each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "Share Provisions") attaching to the Exchangeable Shares as set out in the articles of Exchangeco, which Share Provisions are set out in Exhibit 1 to the Plan of Arrangement which is Exhibit "A" to the Arrangement Agreement. The following terms shall have the following meanings:

        "ABCA" means the Business Corporations Act (Alberta), including the regulations promulgated thereunder, in either case as amended from time to time.

        "Agreement" has the meaning ascribed thereto in the introductory paragraph.

        "Arrangement" has the meaning ascribed thereto in the Recitals.

        "Arrangement Agreement" has the meaning ascribed thereto in the Recitals.

        "Automatic Exchange Right" has the meaning ascribed thereto in Section 5.11(2).

        "Beneficiaries" mean the registered holders from time to time of Exchangeable Shares, other than US Gold and its Subsidiaries.

        "Beneficiary Votes" has the meaning ascribed thereto in Section 4.2.

        "Callco" has the meaning ascribed thereto in the introductory paragraph.

        "Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of shares of US Gold Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of US Gold Common Stock is entitled with respect to such matter, proposition or question.

        "Exchange Right" has the meaning ascribed thereto in Section 5.1.

        "Exchangeable Shares" has the meaning ascribed thereto in the Recitals.

        "Exchangeco" has the meaning ascribed thereto in the introductory paragraph.

        "including" means "including without limitation" and "includes" means "includes without limitation".

        "Indemnified Parties" has the meaning ascribed thereto in Section 8.1(1).

        "Insolvency Event" means (i) the institution by Exchangeco of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up, or the consent of Exchangeco to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or (ii) the filing by Exchangeco of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous Laws, including the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Exchangeco to contest in good faith any such proceedings within 30 days of becoming aware thereof, or the consent by Exchangeco to the filing of any such petition or to the appointment of a receiver, or (iii) the making by Exchangeco of a general assignment for the benefit of creditors, or the admission in writing by Exchangeco of its inability to pay its debts generally as they become due, or (iv) Exchangeco not being permitted, pursuant to solvency requirements of applicable Law, to redeem any Retracted Shares pursuant to Section 6.1(d) of the Share Provisions specified in a retraction request delivered to Exchangeco in accordance with Article 6 of the Share Provisions.

        "List" has the meaning ascribed thereto in Section 4.6.

        "Minera Andes" has the meaning ascribed thereto in the Recitals.

        "Officer's Certificate" means, with respect to US Gold, Callco or Exchangeco, as the case may be, a certificate signed by any one of the Chairman of the Board, the President, any Vice-President or any other executive officer of US Gold, Callco or Exchangeco, as the case may be.

        "Other Corporation" has the meaning ascribed thereto in Section 10.4(c).

        "Other Shares" has the meaning ascribed thereto in Section 10.4(c).

        "Plan of Arrangement" has the meaning ascribed thereto in the Recitals.

        "Privacy Laws" has the meaning ascribed thereto in Section 6.19.

        "Retracted Shares" has the meaning ascribed thereto in Section 5.7.

        "Special Voting Share" means the one share of Series B special voting preference stock with no par value, issued by US Gold to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of shares of US Gold Common Stock equal to the number of Exchangeable Shares outstanding from time to time that are held by Beneficiaries.

        "Trust" means the trust created by this Agreement.

        "Trust Estate" means the Special Voting Share, the Automatic Exchange Right, the Exchange Right and any money or other securities, rights or assets that may be held by the Trustee from time to time pursuant to this Agreement.

        "Trustee" means Computershare Trust Company of Canada and, subject to the provisions of ARTICLE 9, includes any successor trustee.

        "US Gold" has the meaning ascribed thereto in the introductory paragraph.

        "US Gold Common Stock" has the meaning ascribed thereto in the Recitals.

        "US Gold Consent" has the meaning ascribed thereto in Section 4.2.

        "US Gold Liquidation Event" has the meaning ascribed thereto in Section 5.11(1).

        "US Gold Liquidation Event Effective Date" has the meaning ascribed thereto in Section 5.11(3).

        "US Gold Meeting" has the meaning ascribed thereto in Section 4.2.

        "US Gold Successor" has the meaning ascribed thereto in Section 10.1.

        "Voting Rights" means the voting rights attached to the Special Voting Share.

1.2   Interpretation Not Affected by Headings, etc.

        The division of this Agreement into articles and sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an "Article" or "Section" refers to the specified Article or Section of this Agreement.

1.3   Number, Gender, etc.

        In this Agreement, unless the context otherwise requires words importing the singular number include the plural and vice versa. Words importing any gender shall include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

        References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

1.4   Date for any Action

        If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in, and all payments provided for herein shall be made in United States dollars, and "$" or "US$" refers to United States dollars and "C$" refers to Canadian dollars.

1.6   Payments

        All payments to be made hereunder will be made without interest and less any Tax required by Canadian or United States Tax Law to be deducted and withheld.

ARTICLE 2
TRUST

2.1   Establishment of Trust

        The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Right in order to enable the Trustee to exercise such rights and will hold the other rights granted in or resulting from the Trustee being a party to this Agreement in order to enable the Trustee to exercise or enforce such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.

ARTICLE 3
SPECIAL VOTING SHARE

3.1   Issue and Ownership of the Special Voting Share

        Immediately following the execution and delivery of this Agreement, US Gold will issue to and deposit with the Trustee the Special Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. US Gold hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Special Voting Share by US Gold to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Special Voting Share provided that the Trustee shall: (a) hold the Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Special Voting Share and the Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

3.2   Legended Share Certificates

        Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

3.3   Safekeeping of Certificate

        The certificate representing the Special Voting Share shall at all times be held in safekeeping by the Trustee or its agent.

 ARTICLE 4
EXERCISE OF VOTING RIGHTS

4.1   Voting Rights

        The Trustee, as the holder of record of the Special Voting Share, shall be entitled to exercise all of the Voting Rights, including the right to consent to or vote in person or by proxy the Special Voting Share, on any matter, question, proposal or proposition whatsoever that may properly come before the stockholders of US Gold at a US Gold Meeting or in connection with a US Gold Consent. The Voting Rights shall be and remain vested in and exercised by the Trustee subject to the terms of this Agreement. Subject to Section 6.15 hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this ARTICLE 4 from Beneficiaries entitled to instruct the Trustee as to the voting thereof at the time at which the US Gold Consent is sought or the US Gold Meeting is held. To the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights. For certainty, under no circumstances shall the Trustee exercise or permit the exercise of a number of Voting Rights which is greater than the number of Exchangeable Shares outstanding at the relevant time (excluding those Exchangeable Shares held by US Gold and its Subsidiaries).

4.2   Number of Votes

        With respect to all meetings of stockholders of US Gold at which holders of shares of US Gold Common Stock are entitled to vote (each, a "US Gold Meeting") and with respect to all written consents sought from the holders of shares of US Gold Common Stock (a "US Gold Consent"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each Exchangeable Share owned of record by such Beneficiary at the close of business on the record date established by US Gold or by applicable Law for such US Gold Meeting or US Gold Consent, as the case may be (the "Beneficiary Votes"), in respect of each matter, question, proposal or proposition to be voted on at such US Gold Meeting or to be consented to in connection with such US Gold Consent.

4.3   Mailings to Shareholders

  (1)
  With respect to each US Gold Meeting and US Gold Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as US Gold utilizes in communications to holders of shares of US Gold Common Stock, subject to applicable regulatory requirements and to the Trustee being advised in writing of such manner and provided that such manner of communications is reasonably available to the Trustee) to each of the Beneficiaries named in the List, on the same day as the mailing or notice (or other communication) with respect thereto is commenced by US Gold to its stockholders:

  (a)
  a copy of such notice, together with any related materials, including any proxy or information statement or listing particulars, to be provided to shareholders of US Gold but excluding proxies to vote shares of US Gold Common Stock;

  (b)
  a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such US Gold Meeting or US Gold Consent, as the case may be, or, pursuant and subject to Section 4.7, to attend such US Gold Meeting and to exercise personally the Beneficiary Votes thereat;

    (c)
    a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

    (i)
    a proxy to such Beneficiary or his, her or its designee to exercise personally such holder's Beneficiary Votes; or

    (ii)
    a proxy to a designated agent or other representative of the management of US Gold to exercise such Beneficiary Votes;

    (d)
    a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

    (e)
    a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

    (f)
    a statement of: (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a US Gold Meeting shall not be later than the close of business on the Business Day immediately prior to the date by which US Gold has required proxies to be deposited for such meeting; and (ii) of the method for revoking or amending such instructions.

  (2)
  The materials referred to in this Section 4.3 are to be provided to the Trustee by US Gold, and the materials referred to in Sections 4.3(1)(b), 4.3(1)(c), 4.3(1)(d), 4.3(1)(e) and 4.3(1)(f) shall (if reasonably practicable to do so) be subject to reasonable comment by the Trustee in a timely manner; provided, however, that the Trustee shall have no obligation to review such materials. Subject to the foregoing, US Gold shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of shares of US Gold Common Stock. US Gold agrees not to communicate with holders of shares of US Gold Common Stock with respect to the materials referred to in this Section 4.3 otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries. Notwithstanding the foregoing, US Gold may at its option exercise the duties of the Trustee to deliver copies of all materials to each Beneficiary as required by this Section 4.3 so long as in each case US Gold delivers a certificate to the Trustee stating that US Gold has undertaken to perform the obligations of the Trustee set forth in this Section 4.3.

  (3)
  For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any US Gold Meeting or US Gold Consent, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by US Gold or by applicable Law for purposes of determining shareholders entitled to vote at such US Gold Meeting. US Gold will notify the Trustee of any decision of the board of directors of US Gold with respect to the calling of any US Gold Meeting and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

4.4   Copies of Shareholder Information

        US Gold will deliver to the Trustee copies of all proxy materials (including notices of US Gold Meetings but excluding proxies to vote shares of US Gold Common Stock), information statements, reports (including all interim and annual financial statements) and other written communications that, in each case, are to be distributed by US Gold from time to time to holders of shares of US Gold Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to be sent those materials to each Beneficiary at the same time as such materials are first sent to holders of shares of US Gold Common Stock. The Trustee will mail or otherwise send, or cause to be mailed or otherwise sent, to each Beneficiary, at the expense of US Gold, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by US Gold) received by the Trustee from US Gold contemporaneously with the sending of such materials to holders of shares of US Gold Common Stock. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office(s) in Toronto, Ontario or Calgary, Alberta all proxy materials, information statements, reports and other written communications that are:

  (a)
  received by the Trustee as the registered holder of the Special Voting Share or made available by US Gold generally to the holders of shares of US Gold Common Stock; or

  (b)
  specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by US Gold.

        Notwithstanding the foregoing, US Gold at its option may exercise the duties of Trustee to deliver copies of all materials to each Beneficiary as required by this Section 4.4 so long as in each case US Gold delivers a certificate to the Trustee stating that US Gold has undertaken to perform the obligations set forth in this Section 4.4.

4.5   Other Materials

        As soon as reasonably practicable after receipt by US Gold or stockholders of US Gold (if such receipt is known by US Gold) of any material sent or given by or on behalf of a third party to holders of shares of US Gold Common Stock generally, including dissident proxy and information circulars (and related information and material) and take-over bid, tender offer and securities exchange take-over bid circulars (and related information and material), provided such material has not been sent to the Beneficiaries by or on behalf of such third party, US Gold shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward or cause to be forwarded such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, the Trustee will mail or otherwise send, or cause to be mailed or otherwise sent, to each Beneficiary, at the expense of US Gold, copies of all such materials received by the Trustee from US Gold. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office(s) in Toronto, Ontario or Calgary, Alberta copies of all such materials. Notwithstanding the foregoing, US Gold at its option may exercise the duties of Trustee to deliver copies of all materials to each Beneficiary as required by this Section 4.5 so long as in each case US Gold delivers a certificate to the Trustee stating that US Gold has undertaken to perform the obligations set forth in this Section 4.5.

4.6   List of Persons Entitled To Vote

        Exchangeco shall:    (a) prior to each annual, general and special US Gold Meeting or the seeking of any US Gold Consent; and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a US Gold Meeting or a US Gold Consent, at the close of business on the record date established by US Gold or pursuant to applicable Law for determining the holders of shares of US Gold Common Stock entitled to receive notice of and/or to vote at such US Gold Meeting or to give consent in connection with a US Gold Consent. Each such List shall be delivered to the Trustee promptly after receipt by Exchangeco of such request or the record date for such meeting or seeking of consent, as the case may be, and, in any event, within sufficient time as to enable the Trustee to perform its obligations under this Agreement.

US Gold agrees to give Exchangeco written notice (with a copy to the Trustee) of the calling of any US Gold Meeting or the seeking of any US Gold Consent, together with the record date therefor, sufficiently prior to the date of the calling of such meeting or seeking such consent so as to enable Exchangeco to perform its obligations under this Section 4.6.

4.7   Entitlement To Direct Votes

        Subject to Sections 4.8 and 4.11, any Beneficiary named in a List prepared in connection with any US Gold Meeting or any US Gold Consent will be entitled to: (a) instruct the Trustee in the manner described in Section 4.2 hereof with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled; or (b) attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled; or (c) appoint a third party as the proxy of the Trustee to attend such meeting and exercise thereat the Beneficiary's voting rights to which such Beneficiary is entitled except, in each case, to the extent that such Beneficiary has transferred the ownership of any Exchangeable Shares in respect of which such Beneficiary is entitled to Beneficiary Votes after the close of business on the record date for such meeting or seeking of consent.

4.8   Voting By Trustee and Attendance of Trustee Representative at Meeting

  (1)
  In connection with each US Gold Meeting and US Gold Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.2 hereof, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice sent or caused to be sent by the Trustee to the Beneficiary pursuant to Section 4.3.

  (2)
  The Trustee shall cause such representatives who are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights enabling a Beneficiary to attend each US Gold Meeting. Upon submission by a Beneficiary (or its designee) named in the List prepared in connection with the relevant meeting of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either: (i) has not previously given the Trustee instructions pursuant to Section 4.2 in respect of such meeting; or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary (or its designee) exercising such Beneficiary Votes shall have the same rights in respect of such Beneficiary Votes as the Trustee to speak at the meeting in respect of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9   Distribution of Written Materials

        Any written materials distributed by the Trustee to the Beneficiaries pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as US Gold utilizes in communications to holders of shares of US Gold Common Stock subject to applicable regulatory requirements and to the Trustee being advised in writing of such manner and provided such manner of communications is reasonably available to the Trustee) to each Beneficiary at its address as shown on the register of holders of Exchangeable Shares maintained by the registrar of the Exchangeable Shares. Exchangeco shall provide or cause to be provided to the Trustee for purposes of communication, on a timely basis and without charge or other expense:

  (1)
  a current List; and

  (2)
  upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.

        Exchangeco's obligations under this Section 4.9 shall be deemed satisfied to the extent US Gold exercises its option to perform the duties of the Trustee to deliver copies of materials to each Beneficiary and Exchangeco provides the required information and materials to US Gold.

4.10 Termination of Voting Rights

        Except as otherwise provided in the Share Provisions, all of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall lapse and be deemed to be surrendered by the Beneficiary to US Gold or Callco, as the case may be, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon: (i) the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Beneficiary of the Exchange Right; or (ii) the occurrence of the automatic exchange of Exchangeable Shares for shares of US Gold Common Stock, as specified in ARTICLE 5 hereof; or (iii) upon the retraction or redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Share Provisions; or (iv) upon the effective date of the liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs pursuant to Article 5 of the Share Provisions; or (v) upon the purchase of Exchangeable Shares from the holder thereof by US Gold or Callco pursuant to the exercise by US Gold or Callco of the Retraction Call Right, the Redemption Call Right, the Change of Law Call Right or the Liquidation Call Right (unless, in any case, US Gold or Callco, as applicable, shall not have delivered the requisite consideration deliverable in exchange therefor).

4.11 Disclosure of Interest in Exchangeable Shares

        The Trustee or Exchangeco shall be entitled to require any Beneficiary or any Person whom the Trustee or Exchangeco knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share: (a) to confirm that fact; or (b) to give such details as to whom has an interest in such Exchangeable Share, in each case as would be required (if the Exchangeable Shares were a class of "equity securities" of Exchangeco) under Section 102.1 of the Securities Act (Ontario), as amended from time to time, or as would be required under the articles of US Gold or any Laws or regulations, or pursuant to the rules or regulations of any regulatory authority, of Canada or the United States as if, and only to the extent that, the Exchangeable Shares were shares of US Gold Common Stock.

        If a Beneficiary does not provide the information required to be provided by such Beneficiary pursuant to this Section 4.11, the board of directors of US Gold may take any action permitted under the articles of US Gold or any Laws or regulations, or pursuant to the rules or regulations of any regulatory authority, of Canada or the United States with respect to the Voting Rights relating to the Exchangeable Shares held by such Beneficiary as if, and only to that the extent that, the Exchangeable Shares were shares of US Gold Common Stock.

ARTICLE 5
EXCHANGE RIGHT, AUTOMATIC EXCHANGE RIGHT AND US GOLD SUPPORT

5.1   Grant and Ownership of the Automatic Exchange Right and the Exchange Right

        US Gold, and Callco, in the case of the Exchange Right, hereby grant to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries: (i) the Automatic Exchange Right, and (ii) the right upon the occurrence and during the continuance of an Insolvency Event, to require US Gold or Callco to purchase from each or any Beneficiary all or any part of the Exchangeable Shares held by such Beneficiary, all in accordance with the provisions of this Agreement (the "Exchange Right"). US Gold hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Beneficiaries, of good and valuable consideration (and the adequacy thereof) for the grant of the Automatic Exchange Right and the Exchange Right by US Gold to the Trustee. Callco hereby acknowledges receipt from the Trustee, as trustee for and on behalf of the Beneficiaries, of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right by

Callco to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Automatic Exchange Right and the Exchange Right and shall be entitled to exercise all of the rights and powers of an owner with respect to the Automatic Exchange Right and the Exchange Right, provided that the Trustee shall:

  (a)
  hold the Automatic Exchange Right and the Exchange Right and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

  (b)
  except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Automatic Exchange Right or the Exchange Right, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

5.2   Legended Share Certificates

        Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of the Automatic Exchange Right, the Exchange Right and of their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Beneficiary.

5.3   Exercise of Exchange Right

        The Exchange Right shall be and remain vested in and exercisable by the Trustee. Subject to Section 6.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this ARTICLE 5 from Beneficiaries entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Beneficiary with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4   Purchase Price

        The purchase price payable by US Gold or Callco, as the case may be, for each Exchangeable Share to be purchased by US Gold or Callco, as the case may be, under the Exchange Right shall be an amount per share equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right. The Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by US Gold or Callco delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, the Exchangeable Share Consideration representing such Exchangeable Share Price.

5.5   Exercise Instructions

        Subject to the terms and conditions herein set forth, a Beneficiary shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Beneficiary on the books of Exchangeco. To cause the exercise of the Exchange Right by the Trustee, the Beneficiary shall deliver to the Trustee, in person or by certified or registered mail, at its principal office(s) in Toronto, Ontario or Calgary, Alberta or at such other places in Canada as the Trustee may from time to time designate by written notice to the Beneficiaries, the certificates representing the Exchangeable Shares which such Beneficiary desires US Gold or Callco to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA, the by-laws of Exchangeco and such additional documents and instruments as the Trustee or Exchangeco may reasonably require together with: (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating (i) that the Beneficiary thereby instructs the Trustee to exercise the Exchange Right so as to require US Gold or Callco to purchase from the Beneficiary the number of Exchangeable Shares specified therein, (ii) that such Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by US Gold or Callco free and clear of all liens, claims, security interests and encumbrances, (iii) the names in which the certificates representing shares of US Gold Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (iv) the names and addresses of the persons to whom such new certificates should be delivered; and (b) payment (or evidence satisfactory to the Trustee, Exchangeco and US Gold of payment) of the Taxes (if any) payable as contemplated by Section 5.8 of this Agreement. If only a portion of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by US Gold or Callco under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Exchangeco.

5.6   Delivery of Shares of US Gold Common Stock; Effect of Exercise

        Promptly after receipt by the Trustee of the certificates representing the Exchangeable Shares that a Beneficiary desires US Gold or Callco to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right (and payment of Taxes, if any, payable as contemplated by Section 5.8 or evidence thereof), duly endorsed for transfer to US Gold or Callco, the Trustee shall notify US Gold, Callco and Exchangeco of its receipt of the same, which notice to US Gold, Callco and Exchangeco shall constitute exercise of the Exchange Right by the Trustee on behalf of the Beneficiary in respect of such Exchangeable Shares, and US Gold or Callco shall promptly thereafter deliver or cause to be delivered to the Trustee, for delivery to the Beneficiary of such Exchangeable Shares (or to such other persons, if any, properly designated by such Beneficiary), the Exchangeable Share Consideration deliverable in connection with such exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Beneficiary requesting the same shall have paid (or provided evidence satisfactory to the Trustee, Exchangeco, Callco and US Gold of the payment of) the Taxes (if any) payable as contemplated by Section 5.8 of this Agreement. Immediately upon the giving of notice by the Trustee to US Gold, Callco and Exchangeco of the exercise of the Exchange Right, as provided in this Section 5.6, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, and the Beneficiary of such Exchangeable Shares shall be deemed to have transferred to US Gold (or, at US Gold's option, to Callco) all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive its proportionate part of the total Exchangeable Share Consideration therefor, unless such Exchangeable Share Consideration is not delivered by US Gold or Callco to the Trustee, for delivery to such Beneficiary (or to such other persons, if any, properly designated by such Beneficiary), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Beneficiary shall remain unaffected until such Exchangeable Share Consideration is so delivered and any such cheque or other property comprising a portion of the Exchangeable Share Consideration is paid. Upon delivery of such Exchangeable Share Consideration to the Trustee, the Trustee shall promptly deliver such Exchangeable Share Consideration to such Beneficiary (or such other person, if any, properly designated by such Beneficiary). Concurrently with the closing of the transaction of purchase and sale contemplated by the Exchange Right, such Beneficiary shall be considered and deemed for all purposes to be the holder of the shares of US Gold Common Stock delivered to it pursuant to the Exchange Right.

5.7   Exercise of Exchange Right Subsequent to Retraction

        In the event that a Beneficiary has exercised its retraction right under Article 6 of the Share Provisions to require Exchangeco to redeem any or all of the Exchangeable Shares held by the Beneficiary (the "Retracted Shares") and is notified by Exchangeco pursuant to Section 6.1(d) of the Share Provisions that Exchangeco will not be permitted as a result of solvency requirements of applicable Law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from Exchangeco and provided that neither US Gold nor Callco shall have exercised its Retraction Call Right with respect to the Retracted Shares and that the Beneficiary shall not have revoked the retraction request delivered by the Beneficiary to Exchangeco pursuant to Section 6.1(e) of the Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Beneficiary to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares that Exchangeco is unable to redeem. In any such event, Exchangeco hereby agrees with the Trustee and in favour of the Beneficiary promptly to notify the Trustee of such prohibition against Exchangeco and to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to Exchangeco or to the Transfer Agent (including a copy of the retraction request delivered pursuant to Section 6.1(a) of the Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that Exchangeco is not permitted to redeem and will require US Gold or, at US Gold's option, Callco, to purchase such shares in accordance with the provisions of this ARTICLE 5.

5.8   Stamp or Other Transfer Taxes

        Upon any sale of Exchangeable Shares to US Gold or Callco pursuant to the Exchange Right or the Automatic Exchange Right, the share certificate or certificates representing shares of US Gold Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Beneficiary: (a) shall pay (and none of US Gold, Callco, Exchangeco or the Trustee shall be required to pay) any documentary, stamp, transfer or other similar Taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Beneficiary; or (b) shall have established to the satisfaction of the Trustee, US Gold, Callco and Exchangeco that such Taxes, if any, have been paid.

5.9   Notice of Insolvency Event

        As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, Exchangeco and US Gold shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from Exchangeco or US Gold or from any other person of the occurrence of an Insolvency Event, the Trustee will mail to each Beneficiary, at the expense of US Gold, a notice of such Insolvency Event in the form provided by US Gold, which notice shall contain a brief statement of the right of the Beneficiaries with respect to the Exchange Right.

5.10 Call Rights

        The Liquidation Call Right, the Redemption Call Right, the Retraction Call Right, the Change of Law Call Right, the Automatic Exchange Right and the Exchange Right are hereby agreed, acknowledged, consented to and confirmed, and it is agreed and acknowledged that such rights are granted as part of the consideration for the obligations of US Gold under this Agreement.

5.11 Automatic Exchange Right

  (1)
  US Gold shall give the Trustee written notice of each of the following events (each a "US Gold Liquidation Event") at the time set forth below:

  (a)
  in the event of any determination by the board of directors of US Gold to institute voluntary liquidation, dissolution or winding up proceedings with respect to US Gold or to effect any other distribution of assets of US Gold among its stockholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution; and

  (b)
  promptly following the earlier of (i) receipt by US Gold of notice of and (ii) US Gold otherwise becoming aware of any instituted claim, suit, petition or other proceeding with respect to the involuntary liquidation, dissolution or winding up of US Gold or to effect any other distribution of assets of US Gold among its stockholders for the purpose of winding up its affairs in each case where US Gold has failed to contest in good faith any such proceeding commenced in respect of US Gold within 30 days of becoming aware thereof.

  (2)
  Promptly following receipt by the Trustee from US Gold of notice of any US Gold Liquidation Event contemplated by Section 5.11(1)(a) or 5.11(1)(b), the Trustee will give notice or cause such notice to be given thereof to the Beneficiaries. Such notice shall be provided by US Gold to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of US Gold Common Stock provided for in Section 5.11(3) below (the "Automatic Exchange Right").

  (3)
  In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of shares of US Gold Common Stock in the distribution of assets of US Gold in connection with a US Gold Liquidation Event, immediately prior to the effective date (the "US Gold Liquidation Event Effective Date") of a US Gold Liquidation Event all of the then outstanding Exchangeable Shares (other than Exchangeable Shares held by US Gold or its Subsidiaries) shall be automatically exchanged for shares of US Gold Common Stock. To effect such automatic exchange, US Gold shall purchase each Exchangeable Share outstanding on the last Business Day immediately prior to the US Gold Liquidation Event Effective Date and held by a Beneficiary, and each such Beneficiary shall sell free and clear of any liens, claims or encumbrances the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price on the last Business Day immediately prior to the US Gold Liquidation Event Effective Date, which shall be satisfied in full by US Gold delivering to such holder the Exchangeable Share Consideration representing such Exchangeable Share Price.

  (4)
  On the Business Day immediately prior to the US Gold Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for shares of US Gold Common Stock shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to US Gold all of such Beneficiary's right, title and interest in and to such Exchangeable Shares free and clear of any liens, claims or encumbrances and shall cease to be a holder of such Exchangeable Shares and US Gold shall deliver or cause to be delivered to the Trustee, for delivery to such holders, the Exchangeable Share Consideration deliverable upon the automatic exchange of the Exchangeable Shares. Concurrently with each such Beneficiary ceasing to be a holder of Exchangeable Shares, such Beneficiary shall be considered and deemed for all purposes to be the holder of the shares of US Gold Common Stock delivered to it, or to the Trustee on its behalf, pursuant to the automatic exchange of such Beneficiary's Exchangeable Shares for shares of US Gold Common Stock and the certificates held by such Beneficiary previously representing the Exchangeable Shares exchanged by such Beneficiary with US Gold pursuant to such automatic exchange shall thereafter be deemed to represent the shares of US Gold Common Stock delivered to such Beneficiary by US Gold pursuant to such automatic exchange. Upon the request of any Beneficiary and the surrender by such Beneficiary of Exchangeable Share certificates deemed to represent shares of US Gold Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as US Gold may reasonably require, the Trustee shall deliver or cause to be delivered to such Beneficiary certificates representing the shares of US Gold Common Stock of which such Beneficiary is the holder and the remainder of the Exchangeable Share Consideration, if any.

5.12 US Gold Common Stock

        The obligations of US Gold to issue shares of US Gold Common Stock pursuant to the Automatic Exchange Right or the Exchange Right are subject to all applicable Laws and regulatory or stock exchange requirements.

5.13 Withholding Rights

        US Gold, Callco, Exchangeco and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable to any holder of Exchangeable Shares or US Gold Common Stock such amounts as US Gold, Callco, Exchangeco or the Trustee is required to deduct and withhold with respect to such payment under the Tax Act or the U.S. Tax Code or any provision of federal, provincial, state, territorial, local or foreign Tax Law, in each case as amended or succeeded. The Trustee may act and rely on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, US Gold, Callco, Exchangeco and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to US Gold, Callco, Exchangeco or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and US Gold, Callco, Exchangeco or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale.

5.14 No Fractional Entitlements

        Notwithstanding anything contained in this Agreement, including, without limitation, ARTICLE 5, no Beneficiary (or the Trustee as trustee for and on behalf of, and for the use and benefit of a Beneficiary) shall be entitled to, and US Gold and Callco will not deliver, fractions of shares of US Gold Common Stock. Where the application of the provisions of this Agreement, including, without limitation, ARTICLE 5, would otherwise result in a Beneficiary (or the Trustee, on behalf of the Beneficiary) receiving a fraction of a share of US Gold Common Stock the Beneficiary (or the Trustee on behalf of the Beneficiary) shall be entitled to receive the nearest whole number of shares of US Gold Common Stock.

 ARTICLE 6
CONCERNING THE TRUSTEE

6.1   Powers and Duties of the Trustee

  (1)
  The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as trustee of the Trust, shall include:

  (a)
  receipt and deposit of the Special Voting Share from US Gold as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

  (b)
  granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

  (c)
  voting the Beneficiary Votes in accordance with the provisions of this Agreement;

  (d)
  receiving the grant of the Exchange Right and the Automatic Exchange Right from US Gold and, in the case of the Exchange Right, Callco, as trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

  (e)
  exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Right, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries any requisite documents and distributing to such Beneficiaries shares of US Gold Common Stock and cheques and other property, if any, to which such Beneficiaries are entitled pursuant to the exercise of the Exchange Right or the Automatic Exchange Right, as the case may be;

  (f)
  holding title to the Trust Estate;

  (g)
  investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

  (h)
  taking action at the direction of a Beneficiary or Beneficiaries to enforce the obligations of US Gold, Callco and Exchangeco under this Agreement and under the Share Provisions; and

  (i)
  taking such other actions and doing such other things as are specifically provided in this Agreement.

  (2)
  In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of duties or of discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons.

  (3)
  The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

  (4)
  The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notice shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

6.2   No Conflict of Interest

        The Trustee represents to US Gold, Callco and Exchangeco that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in ARTICLE 9. If, notwithstanding the foregoing provisions of this Section 6.2, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 6.2, any interested party may apply to the Ontario Superior Court of Justice for an order that the Trustee be replaced as trustee hereunder.

6.3   Dealings With Transfer Agents, Registrars, Etc.

  (1)
  Each of US Gold, Callco and Exchangeco irrevocably authorizes the Trustee, from time to time, to:

  (a)
  consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and shares of US Gold Common Stock; and

  (b)
  requisition, from time to time, from any such registrar or transfer agent any information readily available from the records maintained by it, which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement.

  (2)
  Each of US Gold and Callco covenant that it will supply the Trustee or the Transfer Agent, as the case may be, in a timely manner with duly executed share certificates for the purpose of completing the exercise from time to time of all rights to acquire shares of US Gold Common Stock hereunder, under the Share Provisions and under any other security or commitment given to the Beneficiaries pursuant thereto, in each case pursuant to the provisions hereof or of the Share Provisions or otherwise.

6.4   Books and Records

        The Trustee shall keep available for inspection by US Gold, Callco and Exchangeco at the Trustee's principal office(s) in Toronto, Ontario and Calgary, Alberta correct and complete books and records of account relating to the Trustee's actions under this Agreement, including all information relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Right, for the term of this Agreement. On or before    •    , and on or before    •    in every year thereafter, so long as the Special Voting Share is registered in the name of the Trustee, the Trustee shall transmit to US Gold, Callco and Exchangeco a brief report, dated as of the preceding December 31st, with respect to:

  (a)
  the property and funds comprising the Trust Estate as of that date;

  (b)
  the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issuance and delivery by US Gold or Callco of shares of US Gold Common Stock in connection with the Exchange Right, during the calendar year ended on such December 31st; and

  (c)
  all other actions taken by the Trustee in the performance of its duties under this Agreement that it had not previously reported.

6.5   Income Tax Returns and Reports

        The Trustee shall, to the extent necessary and as advised by counsel, prepare and file, or cause to be prepared and filed, on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable Law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded. In connection therewith, the Trustee may obtain the advice and assistance of such experts or advisors as the Trustee considers necessary or advisable. US Gold shall retain qualified experts or advisors for the purpose of providing such tax advice or assistance.

6.6   Indemnification Prior To Certain Actions By Trustee

  (1)
  The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Special Voting Share pursuant to ARTICLE 4, subject to Section 6.15 and with respect to the Exchange Right pursuant to ARTICLE 5, subject to Section 6.15, and with respect to the Automatic Exchange Right pursuant to ARTICLE 5, subject to Section 6.15.

  (2)
  None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security or indemnified as aforesaid.

6.7   Action of Beneficiaries

        No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 6.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder, including under the Voting Rights, the Exchange Right or the Automatic Exchange Right, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at Law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

6.8   Reliance By Trustee Upon Declarations

        The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists (including any Lists), notices, statutory declarations, certificates, (including share certificates and officer certificates), opinions or reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such lists (including any Lists), notices, statutory declarations, certificates, opinions or reports comply with the provisions of Section 6.9, if applicable, and with any other applicable provisions of this Agreement.

6.9   Evidence and Authority To Trustee

  (1)
  US Gold, Callco and/or Exchangeco shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by US Gold, Callco and/or Exchangeco or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including in respect of the Voting Rights, the Automatic Exchange Right or the Exchange Right and the taking of any other action to be taken by the Trustee at the request of or on the application of US Gold, Callco and/or Exchangeco forthwith if and when:

  (a)
  such evidence is required by any other section of this Agreement to be furnished to the Trustee in accordance with the terms of this Section 6.9; or

  (b)
  the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives US Gold, Callco and/or Exchangeco written notice requiring it to furnish such evidence in relation to any particular action or obligation or matter specified in such notice.

  (2)
  Such evidence shall consist of an Officer's Certificate of US Gold, Callco and/or Exchangeco or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

  (3)
  Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Right or the taking of any other action to be taken by the Trustee at the request or on the application of US Gold, Callco and/or Exchangeco and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert or any other person whose qualifications give authority to a statement made by such person, provided that if such report or opinion is furnished by a director, officer or employee of US Gold, Callco and/or Exchangeco it shall be in the form of an Officer's Certificate or a statutory declaration.

  (4)
  Each statutory declaration, Officer's Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

  (a)
  declaring that such person has read and understands the provisions of this Agreement relating to the condition in question;

  (b)
  describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, statement or opinion; and

  (c)
  declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

6.10 Experts, Advisers and Agents

        The Trustee may:

  (a)
  in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert, whether retained by the Trustee or by US Gold, Callco and/or Exchangeco or otherwise, and may retain or employ such assistance as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights or duties hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid;

  (b)
  employ such agents and other assistance as it may reasonably require for the proper determination and/or discharge of its powers and duties hereunder; and

  (c)
  pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all reasonable disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

6.11 Investment of Moneys Held By Trustee

        Unless otherwise provided in this Agreement, any moneys held by or on behalf of the Trustee which under the terms of this Agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested or reinvested in the name or under the control of the Trustee in securities in which, under the Laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee and the Trustee shall so invest such money on the written direction of Exchangeco. Pending the investment of any money as herein provided such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of Exchangeco, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the Laws of Canada or any province thereof at the rate of interest then current on similar deposits. All interest on monies held by or on behalf of the Trustee shall be for the account of Exchangeco and held by Trustee in trust for the benefit of Exchangeco.

6.12 Trustee Not Required to Give Security

        The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

6.13 Trustee Not Bound to Act on Request

        Except as otherwise specifically provided in this Agreement, the Trustee shall not be bound to act in accordance with any direction or request of US Gold, Callco and/or Exchangeco or of the respective directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine. The Trustee shall have the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation or regulation. Further, should the Trustee, in its sole judgment, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation or regulation, then it shall have the right to resign on 10 days written notice to the other parties to this Agreement, provided that: (a) the Trustee's written notice shall describe the circumstances of such non-compliance; and (b) if such circumstances are rectified to the Trustee's satisfaction within such 10 day period, then such resignation shall not be effective.

6.14 Authority to Carry on Business

        The Trustee represents to US Gold, Callco and Exchangeco that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in each of the provinces and territories of Canada but if, notwithstanding the provisions of this Section 6.14, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Exchange Right, the Automatic Exchange Right and the other rights granted in or resulting from the Trustee being a party to this Agreement shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any province or territory of Canada, either become so authorized or resign in the manner and with the effect specified in ARTICLE 9.

6.15 Conflicting Claims

  (1)
  If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, in its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

  (a)
  the rights of all adverse claimants with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands have been adjudicated by a final judgement of a court of competent jurisdiction and all rights of appeal have expired; or

  (b)
  all differences with respect to the Voting Rights, Exchange Right, Automatic Exchange Right or other rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

  (2)
  If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

6.16 Acceptance of Trust

        The Trustee hereby accepts the Trust created and provided for, by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by Law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

6.17 Maintenance of Office or Agency

        US Gold will maintain in Toronto, Ontario and Calgary, Alberta an office or agency where certificates representing Exchangeable Shares may be presented or surrendered for exchange by Beneficiaries and where notices and demands to or upon US Gold or Exchangeco in respect of the Exchangeable Shares may be served. US Gold will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time US Gold shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be served at the Corporate Trust Office of the Trustee, and US Gold and Exchangeco hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands. Furthermore, copies of all US Gold proxy materials will be made available for inspection by any Beneficiary at such office or agency.

6.18 Third Party Interests

        Each party to this Agreement hereby represents to the Trustee that any account to be opened by, or interest to held by the Trustee in connection with this Agreement, for or to the credit of such party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such party hereto agrees to complete and execute forthwith a declaration in the Trustee's prescribed form as to the particulars of such third party.

6.19 Privacy

        The parties acknowledge that Canadian federal and/or provincial legislation that addresses the protection of individuals' personal information (collectively, "Privacy Laws") applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, no party shall take or direct any action that would contravene, or cause the others to contravene, applicable Privacy Laws. The parties shall, prior to transferring or causing to be transferred personal information to the Trustee, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Trustee shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws. Specifically, the Trustee agrees: (a) to have a designated chief privacy officer; (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquiry; (c) to use personal information solely for the purposes of providing its services under or ancillary to this Agreement and not to use it for any other purpose except with the consent of or direction from the other parties or the individual involved; (d) not to sell or otherwise improperly disclose personal information to any third party; and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft, or unauthorized access, use or modification.

ARTICLE 7
COMPENSATION

7.1   Fees and Expenses of the Trustee

        The Trustee will invoice US Gold for its fees and expenses under this Agreement. US Gold, Callco and Exchangeco jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses (including Taxes other than Taxes based on the net income or capital of the Trustee, fees paid and disbursements reimbursed to legal counsel and other experts and advisors and agents and assistants, and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, and including fees and expenses for attendance at any US Gold Meeting, reasonably incurred by the Trustee in connection with its duties under this Agreement; provided that US Gold, Callco and Exchangeco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation or any such proceedings in which the Trustee is determined to have acted in bad faith or with fraud, gross negligence, recklessness or wilful misconduct.

 ARTICLE 8
INDEMNIFICATION AND LIMITATION OF LIABILITY

8.1   Indemnification of the Trustee

  (1)
  US Gold, Callco and Exchangeco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this Agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, gross negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this Agreement, or any written or oral instruction delivered to the Trustee by US Gold, Callco or Exchangeco pursuant hereto.

  (2)
  US Gold, Callco or Exchangeco shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim; provided that the omission to so notify US Gold, Callco or Exchangeco shall not relieve US Gold, Callco or Exchangeco of any liability which any of them may have to any Indemnified Party except to the extent that any such delay prejudices the defence of any such claim or action or results in any increase in the liability which US Gold, Callco or Exchangeco have under this indemnity. Subject to (ii) below, US Gold, Callco and Exchangeco shall be entitled to participate at their own expense in the defence and, if US Gold, Callco and Exchangeco so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by US Gold, Callco or Exchangeco; or (ii) the named parties to any such suit include both the Trustee and US Gold, Callco or Exchangeco and the Trustee shall have been advised by counsel acceptable to US Gold, Callco or Exchangeco that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to US Gold, Callco or Exchangeco and that, in the judgement of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case US Gold, Callco and Exchangeco shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). The indemnities contained in this ARTICLE 8 shall survive the termination of the Trust and the resignation or removal of the Trustee.

8.2   Limitation of Liability

        The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this Agreement, except to the extent that such loss is attributable to the fraud, gross negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

8.3   Force Majeure

        Except for the payment obligations of US Gold, Callco and Exchangeco contained herein, no party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 8.3.

ARTICLE 9
CHANGE OF TRUSTEE

9.1   Resignation

        The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to US Gold, Callco and Exchangeco specifying the date on which it desires to resign, provided that such notice shall not be given less than sixty (60) days before such desired resignation date unless US Gold, Callco and Exchangeco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Exchangeco shall promptly appoint a successor trustee, which shall be a corporation organized and existing under the Laws of Canada and authorized to carry on the business of a trust company in all provinces and territories of Canada, by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement. If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, US Gold, Callco and Exchangeco shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses in connection with same.

9.2   Removal

        The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than thirty (30) days' prior notice by written instrument executed by US Gold, Callco and Exchangeco, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that such removal shall not take effect until the date of acceptance of appointment by the successor trustee.

9.3   Successor Trustee

        Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to US Gold, Callco and Exchangeco and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as trustee in this Agreement. However, on the written request of US Gold, Callco and Exchangeco or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due to it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, US Gold, Callco, Exchangeco and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Notwithstanding the foregoing, any corporation to which all or substantially all of the business of the Trustee is transferred shall automatically become the successor trustee without any further act.

9.4   Notice of Successor Trustee

        Upon acceptance of appointment by a successor trustee as provided herein, US Gold, Callco and Exchangeco shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If US Gold, Callco or Exchangeco shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of US Gold, Callco and Exchangeco

ARTICLE 10
US GOLD SUCCESSORS

10.1 Certain Requirements in Respect of Combination, etc.

        US Gold shall not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if: (i) such other person or continuing corporation (the "US Gold Successor") by operation of Law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are necessary or advisable to evidence the assumption by the US Gold Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such US Gold Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of US Gold under this Agreement; and (ii) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

10.2 Vesting of Powers in Successor

        Whenever the conditions of Section 10.1 have been duly observed and performed, the parties, if required by Section 10.1, shall execute and deliver the supplemental trust agreement provided for in Section 10.1 and thereupon the US Gold Successor and such other person that may then be the issuer of the shares of US Gold Common Stock shall possess and from time to time may exercise each and every right and power of US Gold under this Agreement in the name of US Gold or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the board of directors of US Gold or any officers of US Gold may be done and performed with like force and effect by the directors or officers of such US Gold Successor.

10.3 Wholly-Owned Subsidiaries

        Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect wholly-owned Subsidiary of US Gold with or into US Gold or the winding-up, liquidation or dissolution of any direct or indirect wholly-owned Subsidiary of US Gold, provided that all of the assets of such Subsidiary are transferred to US Gold or another direct or indirect wholly-owned Subsidiary of US Gold, and any such transactions are expressly permitted by this ARTICLE 10.

10.4 Successor Transaction

        In the event of an US Gold Control Transaction:

  (a)
  in which US Gold merges or amalgamates with, or in which all or substantially all of the then outstanding shares of US Gold Common Stock are acquired by, one or more other corporations to which US Gold is, immediately before such merger, amalgamation or acquisition, "related" within the meaning of the Tax Act (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

  (b)
  which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

  (c)
  in which all or substantially all of the then outstanding shares of US Gold Common Stock are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such US Gold Control Transaction, owns or controls, directly or indirectly, US Gold, then:

  (i)
  all references herein to "US Gold" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to shares of "US Gold Common Stock" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of such shares pursuant to the Share Provisions or Article 8 of the Plan of Arrangement or exchange of such shares pursuant to this Agreement immediately subsequent to the US Gold Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption or retraction of such shares pursuant to the Share Provisions or Article 8 of the Plan of Arrangement, or exchange of such shares pursuant to this Agreement had occurred immediately prior to the US Gold Control Transaction and the US Gold Control Transaction was completed, but subject to subsequent adjustments to reflect any subsequent changes in the share capital of the issuer of the Other Shares, including without limitation, any sub-division, consolidation or reduction of share capital) without any need to amend the terms and conditions of this Agreement and without any further action required; and

  (ii)
  US Gold shall cause the Other Corporation to deposit one or more voting securities of such Other Corporation to allow Beneficiaries to exercise voting rights in respect of the Other Corporation substantially similar to those provided for in this Agreement.

ARTICLE 11
AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

11.1 Amendments, Modifications, etc.

        Subject to Section 11.2 thereof, this Agreement may not be amended or modified except by an agreement in writing executed by US Gold, Callco, Exchangeco and the Trustee and approved by the Beneficiaries in accordance with Section 10.2 of the Share Provisions.

11.2 Ministerial Amendments

        Notwithstanding the provisions of Section 11.1, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this Agreement for the purposes of:

  (a)
  adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the board of directors of each of Exchangeco, Callco and US Gold shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Beneficiaries as a whole;

  (b)
  evidencing the succession of a US Gold Successor and the covenants of the obligations assumed by each such US Gold Successor in accordance with the provisions of ARTICLE 10;

  (c)
  making such amendments or modifications not inconsistent with this Agreement, as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of US Gold, Callco and Exchangeco and in the opinion of the

    Trustee, in reliance upon a certificate of Exchangeco, having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such boards of directors and the Trustee, acting in reliance upon a certificate of Exchangeco, shall be of the opinion that such amendments and modifications will not be prejudicial to the rights or interests of the Beneficiaries as a whole; or

  (d)
  making such changes or corrections which, on the advice of counsel to US Gold, Callco, Exchangeco and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the board of directors of each of US Gold, Callco and Exchangeco shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Beneficiaries as a whole.

11.3 Meeting To Consider Amendments

        Exchangeco, at the request of US Gold, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Exchangeco, the Share Provisions and all applicable Laws.

11.4 Changes in Capital of US Gold and Exchangeco

        At all times after the occurrence of any event contemplated pursuant to Section 2.7 or 2.8 of the Support Agreement or otherwise, as a result of which either the shares of US Gold Common Stock or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be deemed amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the shares of US Gold Common Stock or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

11.5 Execution of Supplemental Trust Agreements

        Notwithstanding Section 11.1, from time to time Exchangeco (when authorized by a resolution of its board of directors), Callco (when authorized by a resolution of its board of directors), US Gold (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof for any one or more of the following purposes:

  (a)
  evidencing the succession of a US Gold Successor and the covenants of and obligations assumed by each such US Gold Successor in accordance with the provisions of ARTICLE 10 and the successors of any successor trustee in accordance with the provisions of ARTICLE 9;

  (b)
  making any additions to, deletions from or alterations of the provisions of this Agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Right which, in the opinion of the Trustee, will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to US Gold, Exchangeco, the Trustee or this Agreement; and

  (c)
  for any other purposes not inconsistent with the provisions of this Agreement, including to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of the Trustee, the rights of the Trustee and Beneficiaries will not be prejudiced thereby.

        In executing or accepting the supplemental trusts created by any supplemental agreement permitted by this ARTICLE 11, the Trustee will be entitled to receive and (subject to ARTICLE 6) will be fully protected in relying upon an Officer's Certificate and opinions of counsel stating that the execution of such supplemental agreement is authorized or permitted in this Agreement.

ARTICLE 12
TERMINATION

12.1 Term

        The Trust created by this Agreement shall continue until the earliest to occur of the following events:

  (a)
  no outstanding Exchangeable Shares are held by a Beneficiary;

  (b)
  each of US Gold, Callco and Exchangeco elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with Section 10.2 of the Share Provisions; and

  (c)
  21 years after the death of the last survivor of the descendants of His Majesty King George VI of Canada and the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

12.2 Survival of Agreement

        This Agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of ARTICLE 7 and ARTICLE 8 shall survive any termination of this Agreement.

ARTICLE 13
GENERAL

13.1 Severability

        If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

13.2 Enurement

        This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and, subject to the terms hereof, to the benefit of the Beneficiaries.

13.3 Assignment

        No party hereto may assign this Agreement or any of its rights, interests or obligations under this Agreement (whether by operation of Law or otherwise) except that Callco may assign in its sole discretion any or all of its rights, interests and obligations hereunder to any wholly owned subsidiary of US Gold.

13.4 Notices to Parties

        Any notice and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed sufficiently given if delivered in person or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully) at or to the address or facsimile telephone number set forth beneath the name of such party below:

    If to Exchangeco or Callco:

    2900 Manulife Place
    10180-101 Street
    Edmonton, Alberta
    T5J 3V5

    Facsimile No.: (780) 423-7276
    Attention: Corporate Secretary

    If to US Gold:

    Suite 4750, Brookfield Place
    Bay Wellington Tower, 181 Bay Street
    P.O. Box 792
    Toronto, Ontario
    M5J 2T3

    Facsimile No.: (647) 258-0408
    Attention: Perry Ing

    In the case of Exchangeco, Callco and US Gold, with copy to:

    Fraser Milner Casgrain LLP
    Toronto-Dominion Centre
    77 King Street West, Suite 400
    Toronto, Ontario
    M5K 0A1

    Attention: Michael Melanson
    Fax: (416) 863-4592

    If to the Trustee:

    Computershare Trust Company of Canada
    600, 530—8th Avenue SW
    Calgary, Alberta
    T2P 3S8

    Attention: Manager, Corporate Trust
    Fax: (403) 267-6598

or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this section. Any notice given shall be deemed to have been received on the date of such delivery or sending. Provided that if any notice or other communication to which this section applies is given or delivered by facsimile transmission and is recorded as having been transmitted successfully after 5:00 pm (local time of recipient) on a Business Day or at any time on a day that is not a Business Day, such notice or other communication shall be deemed to have been given or delivered and received on the following Business Day.

13.5 Notice to Beneficiaries

        Any notice, request or other communication to be given to a Beneficiary shall be in writing and shall be valid and effective if given by mail (postage pre-paid or by delivery, to the address of the holder recorded in the securities register of Exchangeco or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares, or any defect in such notice, shall not invalidate or otherwise alter or affect any action or proceeding to be taken pursuant thereto.

13.6 Risk of Payments By Post

        Whenever payments are to be made or certificates or documents are to be sent to any Beneficiary by the Trustee or by Exchangeco, Callco, US Gold or by such Beneficiary to the Trustee or to US Gold or Callco or Exchangeco, the making of such payment or sending of such certificate or document sent through the post shall be at the risk of Exchangeco, in the case of payments made or documents by the Trustee or Exchangeco or Callco or US Gold and the Beneficiary, in the case of payments made or documents by the Beneficiary.

13.7 United States Tax Characterization

        The parties hereto recognize and intend that, for United States federal, state and local income, franchise and similar Tax purposes, the Trust will be disregarded as an entity separate from US Gold pursuant to Treas. Reg. 301.7701-3(b), and no party shall take any position on any tax return or otherwise that is inconsistent with such treatment.

13.8 Counterparts

        This Agreement may be executed in counterparts (by facsimile or otherwise), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

13.9 Jurisdiction

        This Agreement shall be construed and enforced in accordance with the Laws of the Province of Ontario and the Laws of Canada applicable therein.

13.10  Attornment

        Each of the Trustee, US Gold, Callco and Exchangeco agrees that any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgement of the said courts and not to seek, and hereby waives, any review of the merits of any such judgement by the courts of any other jurisdiction, and each of US Gold and Callco hereby appoint Exchangeco at its registered office in the Province of Alberta as attorney for service of process. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

[Remainder of this page left intentionally blank.]

        IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

US GOLD CORPORATION
By:	Name: Title:
MCEWEN MINING (ALBERTA) ULC
By:	Name: Title:
MCEWEN MINING—MINERA ANDES ACQUISITION CORP.
By:	Name: Title:
COMPUTERSHARE TRUST COMPANY OF CANADA
By:	Name: Title:
By:	Name: Title:

ANNEX H

AMENDED AND RESTATED US GOLD CORPORATION EQUITY INCENTIVE PLAN

ARTICLE I

INTRODUCTION

        1.1    Establishment.    US Gold Corporation, a Colorado corporation (the "Company"), established the US Gold Corporation Non-Qualified Stock Option and Stock Grant Plan (as the same is hereby amended, the "Plan") effective March 17, 1989, for certain employees of the Company (as defined in subsection 2.1(f)), directors and certain consultants to the Company. The Plan permitted the grant of non-qualified stock options and other stock grants to certain key employees of the Company, to certain directors and to certain consultants to the Company.

        1.2    Purposes.    The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the remuneration of those participating in the Plan is more closely aligned with the value of the Company's stock. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

        1.3    Effective Date; Amendment and Restatement.    The initial effective date of the Plan was March 17, 1989. On October 3, 2005, the Board (as defined in subsection 2.1(d)) authorized an amendment to the Plan to increase the number of shares reserved under the Plan from 3.5 million to 5 million; the amendment was approved by the Company's shareholders on November 15, 2005. The Plan was further amended and restated, effective October 19, 2006, to increase the number of shares reserved under the Plan from 5 million to 9 million, to specify the maximum number of shares that may be subject to options granted to an individual in a calendar year, to provide for the grant of Incentive Options (as defined in subsection 2.1(n)), to provide for the grant of Restricted Stock Awards (as defined in subsection 2.1(v)), to provide for termination of the Plan on October 19, 2016, and to change the name of the Plan. The Plan is further amended and restated, effective October 4, 2011, to increase the number of shares reserved under the Plan to 13.5 million, to prohibit option repricing without shareholder approval, to provide for a fungible share pool, to prohibit net share counting, and to provide for termination of the Plan on October 4, 2021.

ARTICLE II

DEFINITIONS

        2.1    Definitions.    The following terms shall have the meanings set forth below:

  (a)
  "Affiliated Corporation" means any corporation or other entity that is affiliated with the Company through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board; provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

  (b)
  "Award" means an Option, grant of a Restricted Stock Award pursuant to ARTICLE VII, grant of Stock pursuant to ARTICLE IX or other issuances of Stock hereunder.

  (c)
  "Board" means the Board of Directors of US Gold Corporation, a Colorado corporation.

  (d)
  "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

  (e)
  "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Directors, Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

  (f)
  "Company" means US Gold Corporation, a Colorado corporation, and the Affiliated Corporations.

  (g)
  "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

  (h)
  "Effective Date" means the original effective date of the Plan, March 17, 1989.

  (i)
  "Eligible Consultants" means those consultants and advisors to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

  (j)
  "Eligible Directors" means those members of the Board who are determined by the Board to be individuals whose services are important to the Company and who are eligible to receive Awards under the Plan. Eligible Directors who are not also Eligible Employees may not receive Incentive Options.

  (k)
  "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code or other applicable non-U.S. law.

  (l)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

  (m)
  "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on the OTC Bulletin Board or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by the OTC Bulletin Board or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on an electronic quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith in compliance with Section 409A of the Code.

  (n)
  "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code. Incentive Options may be granted only after the shareholders approve the amendment to the Plan that adds Incentive Options to the Awards that may be granted under the Plan.

  (o)
  "Non-Qualified Option" means any Option other than an Incentive Option.

  (p)
  "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

  (q)
  "Option Agreement" shall have the meaning given to such term in Section 7.2 hereof.

  (r)
  "Option Holder" means a Participant who has been granted one or more Options under the Plan.

  (s)
  "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

  (t)
  "Option Price" means the price at which each Share subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

  (u)
  "Participant" means an Eligible Director, Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

  (v)
  "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to ARTICLE VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

  (w)
  "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

  (x)
  "Share" means one whole share of Stock.

  (y)
  "Stock" means the common stock of the Company.

  (z)
  "Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

        2.2    Gender and Number.    Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III

PLAN ADMINISTRATION

        3.1    General.    The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board. All references in the Plan to the Committee shall include the entire Board if no Committee is appointed. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Directors, Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants and Eligible Directors who are not also Eligible Employees shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

        3.2    Delegation by Committee.    The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is or may become covered by Code section 162(m) shall not be delegated by the Committee.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

        4.1    Number of Shares.    As of November 15, 2005, the maximum aggregate number of Shares issuable under the Plan pursuant to Awards was 5 million Shares. As of October 19, 2006, the maximum aggregate number of Shares issuable under the Plan pursuant to Awards was increased by 4 million Shares for a maximum of 9 million Shares. As of October 4, 2011, the maximum aggregate number of Shares issuable under the Plan pursuant to Awards was increased by 4.5 million Shares for a maximum of 13.5 million Shares.

        Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The maximum number of Shares that may be issued under Incentive Options is 13.5 million Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

        4.2    Limit on Option Grants.    The maximum number of Shares with respect to which a Participant may receive Options under the Plan during a calendar year is 500,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.4 below.

        4.3    Share Usage.    Shares subject to an Award shall be counted as used as of the date of grant.

        (a)   Any Shares that are subject to an Award of Options shall be counted against the share issuance limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to such Award.

Any Shares that are subject to an award other than an Award of Options shall be counted against the share issuance limit set forth in Section 4.1 as three (3) shares for every one (1) Share subject to such Award.

        (b)   Any Shares related to Awards under the Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, shall be available again for grant under the Plan in the same number as such Award counted against the share issuance limit set forth in Section 4.1 when the Award was grated.

        (d)   The number of Shares available for issuance under the Plan shall not be increased by the number of Shares (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Shares upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company's tax withholding obligations or (iii) purchased by the Company with proceeds from Option exercises.

        4.4    Adjustments for Stock Split, Stock Dividend, Etc.    If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

        4.5    General Adjustment Rules.    No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment. All adjustments to Options shall be made according to Section 1.424-1 of the Treasury Regulations.

        4.6    Determination by the Committee, Etc.    Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

        4.7    No Repricing.    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (b) cancel outstanding Options in exchange for or substitution of Options with an exercise price that is less than the exercise price of the original Options; or (c) cancel outstanding Options with an exercise price above the current stock price in exchange for cash or other securities.

 ARTICLE V

CORPORATE REORGANIZATION; CHANGE IN CONTROL

        5.1    Adjustment of Awards.    Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Awards:

  (a)
  Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

  (b)
  Provide that any or all restrictions with respect to Restricted Stock and other Awards shall lapse;

  (c)
  Provide for the assumption or substitution of any or all Awards as described in Section 5.2;

  (d)
  Make any other provision for outstanding Awards as the Committee deems appropriate and consistent with applicable law.

        The Committee may also provide that any Awards that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

        5.2    Assumption or Substitution of Options and Other Awards.    (a) The Company, or the successor or purchaser, as the case may be, may, under the Plan, make adequate provision for the assumption of outstanding options or the substitution of new options for outstanding options on terms comparable to the outstanding options or (b) the Company, or the successor or purchaser, as the case may be, may make adequate provision for the equitable adjustment of outstanding Awards (other than Options). Any such assumption or substitution of Options shall be made according to section 1.424-1 of the Treasury Regulations and consistent with Code Section 409A. The number of Shares available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of Shares subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of Shares otherwise available for issuance under the Plan, subject to applicable rules of any stock exchange on which the Shares are listed.

        5.3    Corporate Transaction.    A Corporate Transaction shall include the following:

  (a)
  Merger; Reorganization:    the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares); or

  (b)
  Sale:    the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

  (c)
  Liquidation:    the dissolution or liquidation of the Company; or

  (d)
  Change in Control:    A "Change in Control" shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (a) the then-outstanding Shares ("Outstanding Shares") or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power") or (ii) at any time during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

ARTICLE VI

PARTICIPATION

        Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants or advisors to the Company who are performing services important to the operation and growth of the Company. Eligible Directors are those whose services, in the judgment of the Committee, are important to the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII

OPTIONS

        7.1    Grant of Options.    Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants and to Eligible Directors who are not also Eligible Employees. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        7.2    Stock Option Agreements.    Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2, as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

  (a)
  Number of Shares.    Each Option Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

  (b)
  Price.    The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

  (c)
  Duration of Options; Restrictions on Exercise.    Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

  (d)
  Termination of Services, Death, Disability, Etc.    The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

  (i)
  If the services of the Option Holder are terminated within the Option Period for "cause," as determined by the Company, the Option shall thereafter be void for all purposes.

  (ii)
  If the Option Holder dies during the Option Period while still performing services for the Company or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

  (iii)
  If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause or death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment or services.

  (e)
  Exercise, Payments, Etc.

  (i)
  Manner of Exercise.    The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(e)(ii)(C), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

    (ii)
    If the exercise price is $2,000 or less, the exercise price shall be paid by one or a combination of the methods set forth in subsections 7.2(e)(ii)(A) or (B) below. If the exercise price is more than $2,000, the exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

    (A)
    in cash;

    (B)
    by certified check, cashier's check or other check acceptable to the Company, payable to the order of the Company; or

    (C)
    by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

  (f)
  Date of Grant.    An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

  (g)
  Withholding.

  (i)
  Non-Qualified Options.    Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws or foreign tax laws, as the case may be.

  (ii)
  Incentive Options.    If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

    (iii)
    Notwithstanding anything else in this Plan to the contrary, if the Company determines, at its sole discretion, that it is required under the Income Tax Act (Canada) or any other applicable Canadian federal, provincial or territorial law to make source deductions in respect of an exercise of an Option and to remit such deductions to the applicable governmental authority, the Company may, at its sole discretion, implement any procedures to ensure such deduction and remittance requirements are met. These procedures may include, without limitation:

    (A)
    requiring that the Option Holder pay to the Company, in addition to the exercise price for the Options, sufficient cash as is reasonably determined by the Company to be the amount necessary to permit the required tax deduction and remittance;

    (B)
    requiring that the Option Holder authorize the Company, on behalf of the Option Holder, to sell in the market on such terms and at such time or times as the Company determines a portion of the Shares being issued upon exercise of the Options to realize cash proceeds to be remitted to the Company and used to satisfy the required tax deduction and remittance; or

    (C)
    make other arrangements acceptable to the Company to fund the required tax deduction and remittance.

        7.3    Restrictions on Incentive Options.

  (a)
  Initial Exercise.    The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

  (b)
  Ten Percent Stockholders.    Incentive Options granted to an Option Holder who is the holder of record of more than 10% of the total combined voting power of all classes of stock of the Company shall have an Option Price equal to at least 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

        7.4    Transferability.

  (a)
  General Rule: No Lifetime Transfers.    An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

  (b)
  No Assignment.    No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

        7.5    Shareholder Privileges.    No Option Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.

ARTICLE VIII

RESTRICTED STOCK AWARDS

        8.1    Grant of Restricted Stock Awards.    Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

        8.2    Restrictions.    A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully non-forfeitable, and such portion of each such Award shall become fully non-forfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant's employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all Shares related thereto shall be immediately returned to the Company.

        8.3    Privileges of a Stockholder, Transferability.    A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this ARTICLE VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 11.2.

        8.4    Enforcement of Restrictions.    The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3.

  (a)
  Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

  (b)
  Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE IX

STOCK BONUSES

        The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of

Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE X

OTHER COMMON STOCK GRANTS

        From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire Shares, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all Shares issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE XI

RIGHTS OF PARTICIPANTS

        11.1    Service.    Nothing contained in the Plan or in any Option, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting or advisory relationship with, the Company, or membership on the Board or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

        11.2    Non-transferability of Awards Other Than Options.    Except as provided otherwise at the time of grant or thereafter, no right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Restricted Stock Awards and other Awards shall, to the extent provided in ARTICLE VII, ARTICLE VIII, ARTICLE IX, and ARTICLE X, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        11.3    No Plan Funding.    Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE XII

GENERAL RESTRICTIONS

        12.1    Investment Representations.    The Company may require any person to whom an Option, Restricted Stock Award, or Stock Bonus is granted, as a condition of exercising such Option, or receiving such Restricted Stock Award or Stock Bonus, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

        12.2    Compliance with Securities Laws.    Each Option, Restricted Stock Award, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Restricted Stock Award or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Restricted Stock Award, or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        12.3    Changes in Accounting Rules.    Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Restricted Stock Awards, or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, outstanding Restricted Stock Awards, and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

ARTICLE XIII

PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable. No amendment shall be made to the no-repricing provisions of Section 4.7 or the Option pricing provisions of Section 7 without the approval of the Company's shareholders.

        No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Restricted Stock Awards, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Restricted Stock Awards, Stock Bonuses or other Awards.

ARTICLE XIV

WITHHOLDING

        14.1    Withholding Requirement.    The Company's obligation to deliver Shares upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

 ARTICLE XV

REQUIREMENTS OF LAW

        15.1    Requirements of Law.    The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        15.2    Federal Securities Law Requirements.    If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all applicable conditions required under Rule 6b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 6(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

        15.3    Governing Law.    The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XVI

DURATION OF THE PLAN

        Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on October 4, 2021 and no Option, Restricted Stock Award, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Restricted Stock Awards, and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: October 4, 2011	US GOLD CORPORATION a Colorado corporation
	By:	/s/ PERRY ING
Name: Perry Ing Title: Chief Financial Officer